UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

THOMAS M. LENZ, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Copy to:

JOHN M. LODER, ESQ.

Ropes & Gray, LLP

One International Place

Boston, Massachusetts 02110

Registrant’s telephone number, including area code: 617-578-3104

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007 through June 30, 3007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders

Metropolitan Series Fund, Inc. BlackRock Aggressive Growth Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the BlackRock Aggressive Growth Portfolio returned 12.6%, compared to its benchmark, the Russell Midcap Growth Index1, which returned 11.0%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe2, was 12.5% over the same period.

PORTFOLIO REVIEW

Following four straight years of gains, the U.S. equity market continued to generate positive results during the first half of 2007. With the exception of a temporary pullback in late February/early March, the market climbed steadily during the period thanks to an expanding global economy, a record level of merger & acquisition activity caused by historically low interest rates and abundant liquidity, and solid but declining earnings growth. Mid cap stocks generated the greatest returns in the first half, with the Russell Midcap Growth Index (+11.0%) exceeding the returns of the large cap Russell 1000 Growth Index3 (+8.1%) and the small cap Russell 2000 Growth Index4 (+9.3%). The cyclical energy, materials and industrials sectors delivered the largest returns, as robust global growth and the resulting industrialization has impacted demand for commodities and construction materials and services.

Stock selection across several sectors, most notably financials, industrials and healthcare, accounted for the strong relative returns versus the benchmark index. Within financials, the Portfolio’s avoidance of REITs in favor of capital markets companies added value. The Portfolio’s investment in Investors Financial Services Corp., an asset administration services firm, produced the greatest benefit as the company was acquired by State Street Corp. and the stock soared 45% for the period.

Top-performers in the industrials sector included aerospace & defense industry holdings Precision Castparts and Goodrich. Both companies manufacture aircraft equipment, and have benefited from the upswing in demand for new aircraft. Within machinery, Oshkosh Truck Corp. also contributed significantly to the Portfolio’s relative success. This manufacturer of armored vehicles is benefiting from increased demand by the U.S. government for military vehicles in Iraq and Afghanistan.

The Portfolio’s healthcare allocation also produced outperformance. Medco Health Solutions, a pharmacy benefit manager, was the top-contributing healthcare stock during the first half of 2007. Despite a bidding war for major competitor Caremark that embroiled the industry, Medco avoided the upheaval and remained focused on winning new business and repurchasing its stock, which rose steadily through the period. Elsewhere in the sector, pharmaceutical holdings Shire, Plc. and Endo Pharmaceuticals appreciated steadily after the companies reported stronger-than-expected first-quarter financial results and issued healthy guidance for the remainder of the year.

While the Portfolio’s overweight positioning in the energy sector contributed favorably to relative return comparisons versus the benchmark, weak stock selection in this sector limited the Portfolio’s relative upside.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the indices is not possible.

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

4 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

Average Annual Returns as of June 30, 2007

	BlackRock Aggressive Growth Portfolio				Russell MidCap Growth Index
	Class A	Class B	Class D	Class E
6 Months	12.6%	12.4%	12.5%	12.5%	11.0%
1 Year	18.0	17.7	17.9	17.8	19.7
5 Years	13.2	—	—	13.0	15.5
10 Years	5.5	—	—	—	8.7
Since Inception	—	11.7	9.4	4.3	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class D and Class E shares are: 4/29/88, 4/26/04, 5/2/06 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
GameStop Corp. (Class A)	2.6%
Harris Corp.	2.5%
Thermo Fisher Scientific, Inc.	2.4%
Oshkosh Truck Corp.	2.3%
AMETEK, Inc.	2.2%
Amdocs, Ltd.	2.1%
Chicago Mercantile Exchange Holdings, Inc.	2.0%
Fidelity National Information Services, Inc.	2.0%
Medco Health Solutions, Inc.	1.9%
Adobe Systems, Inc.	1.9%

Top Sectors

% of Total Net Assets
Information Technology	24.1%
Health Care	17.0%
Consumer Discretionary	16.9%
Industrials	15.0%
Energy	11.0%
Financials	5.9%
Materials	5.3%
Cash/Other	2.1%
Telecommunication Services	1.7%
Utilities	1.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
BlackRock Aggressive Growth—Class A	Actual	0.75%	$1,000.00	$1,125.60	$3.95
	Hypothetical	0.75%	$1,000.00	$1,021.02	$3.76

BlackRock Aggressive Growth—Class B	Actual	1.00%	$1,000.00	$1,124.10	$5.27
	Hypothetical	1.00%	$1,000.00	$1,019.77	$5.01

BlackRock Aggressive Growth—Class D	Actual	0.85%	$1,000.00	$1,125.20	$4.48
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

BlackRock Aggressive Growth—Class E	Actual	0.90%	$1,000.00	$1,124.80	$4.74
	Hypothetical	0.90%	$1,000.00	$1,020.27	$4.51

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—96.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.9%
Goodrich Corp.	307,300	$18,302,788
Precision Castparts Corp.	105,180	12,764,645
Spirit Aerosystems Holdings, Inc.	466,546	16,818,983

		47,886,416

Air Freight & Logistics—1.1%
UTi Worldwide, Inc. (a)	530,500	14,212,095

Biotechnology—1.2%
Martek Biosciences Corp. (a) (b)	566,000	14,699,020

Capital Markets—2.9%
Affiliated Managers Group, Inc. (a) (b)	79,000	10,172,040
Invesco, Plc. (ADR) (a)	268,400	6,938,140
Investors Financial Services Corp. (a)	153,160	9,445,377
T. Rowe Price Group, Inc.	181,800	9,433,602

		35,989,159

Chemicals—3.0%
Agrium, Inc.	358,600	15,688,750
Celanese Corp.	548,700	21,278,586

		36,967,336

Commercial Services & Supplies—3.4%
Employee Solutions, Inc. (b) (c)	484	0
IHS, Inc. (b)	446,700	20,548,201
Iron Mountain, Inc. (a) (b)	306,500	8,008,845
TeleTech Holdings, Inc. (a)	404,100	13,125,168

		41,682,214

Communications Equipment—5.6%
Foundry Networks, Inc. (b)	853,600	14,220,976
Harris Corp. (a)	574,520	31,340,066
Juniper Networks, Inc. (b)	718,300	18,079,611
Polycom, Inc. (b)	182,400	6,128,640

		69,769,293

Diversified Financial Services—1.9%
Chicago Mercantile Exchange Holdings, Inc.	45,530	24,329,411

Electrical Equipment—2.2%
AMETEK, Inc.	691,800	27,450,624

Electronic Equipment & Instruments—2.1%
Amphenol Corp. (Class A)	551,800	19,671,670
Ingram Micro, Inc.	309,200	6,712,732

		26,384,402

Energy Equipment & Services—4.6%
Acergy S.A. (ADR) (b)	638,200	14,333,972
BJ Services Co.	273,800	7,786,872
ENSCO International, Inc.	170,600	10,408,306
GlobalSantaFe Corp.	220,720	15,947,020
Grant Prideco, Inc. (b)	166,198	8,946,438

		57,422,608

Security Description	Shares	Value*

Gas Utilities—1.0%
Questar Corp. (a)	226,200	$11,954,670

Health Care Equipment & Supplies—1.8%
Hologic, Inc. (a) (b)	205,300	11,355,143
Kyphon, Inc. (a) (b)	214,800	10,342,620

		21,697,763

Health Care Providers & Services—5.9%
Coventry Health Care, Inc. (b)	221,200	12,752,180
LifePoint Hospitals, Inc. (b)	350,600	13,561,208
Medco Health Solutions, Inc. (b)	305,400	23,818,146
Pediatrix Medical Group, Inc. (b)	411,000	22,666,650

		72,798,184

Health Care Technology—1.1%
IMS Health, Inc. (a)	424,200	13,629,546

Hotels, Restaurants & Leisure—5.8%
Hilton Hotels Corp.	474,600	15,884,862
International Game Technology	254,440	10,101,268
Life Time Fitness, Inc. (a) (b)	57,700	3,071,371
Orient-Express Hotels, Ltd. (Class A) (a)	258,500	13,803,900
Panera Bread Co. (a) (b)	271,700	12,514,502
Scientific Games Corp. (a) (b)	489,800	17,118,510

		72,494,413

IT Services—3.4%
Alliance Data Systems Corp. (b)	80,610	6,229,541
Fidelity National Information Services, Inc.	446,300	24,225,164
Verifone Holdings, Inc. (a)	344,100	12,129,525

		42,584,230

Life Sciences Tools & Services—3.0%
Thermo Fisher Scientific, Inc. (b)	583,800	30,194,136
Waters Corp. (b)	110,600	6,565,216

		36,759,352

Machinery—5.1%
IDEX Corp.	527,700	20,337,558
Joy Global, Inc.	246,100	14,355,013
Oshkosh Truck Corp.	453,100	28,509,052

		63,201,623

Media—2.7%
CKX, Inc. (a)	1,069,400	14,779,108
DreamWorks Animation SKG, Inc. (b)	646,700	18,650,828

		33,429,936

Metals & Mining—2.4%
Century Aluminum Co. (a)	405,200	22,136,076
Quanex Corp. (a)	143,900	7,007,930

		29,144,006

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Multiline Retail—1.6%
J.C. Penney Co., Inc.	282,200	$20,425,636

Oil, Gas & Consumable Fuels—6.4%
Chesapeake Energy Corp. (a)	368,300	12,743,180
Consol Energy, Inc.	363,200	16,747,152
EOG Resources, Inc.	180,600	13,194,636
Massey Energy Co. (a)	600,900	16,013,985
Newfield Exploration Co. (b)	444,139	20,230,531

		78,929,484

Pharmaceuticals—4.1%
Endo Pharmaceuticals Holdings, Inc. (b)	483,700	16,557,051
Medicis Pharmaceutical Corp. (Class A) (a)	457,500	13,972,050
Shire, Plc. (ADR) (a)	279,300	20,704,509

		51,233,610

Semiconductors & Semiconductor Equipment—3.6%
Intersil Corp.	402,000	12,646,920
Lam Research Corp. (b)	370,917	19,065,134
PMC-Sierra, Inc. (a) (b)	1,668,690	12,898,974

		44,611,028

Software—8.7%
Activision, Inc. (b)	263,400	4,917,678
Adobe Systems, Inc. (b)	574,640	23,071,796
Amdocs, Ltd. (b)	660,850	26,315,047
MICROS Systems, Inc. (b)	296,100	16,107,840
NAVTEQ Corp. (a) (b)	187,200	7,926,048
Parametric Technology Corp. (b)	641,200	13,856,332
Transaction Systems Architects, Inc. (Class A) (a) (b)	474,400	15,968,304

		108,163,045

Specialty Retail—6.4%
Advance Auto Parts, Inc.	433,000	17,549,490
Dick’s Sporting Goods, Inc. (a) (b)	249,000	14,484,330
GameStop Corp. (Class A) (b)	832,800	32,562,480
TJX Cos., Inc.	553,100	15,210,250

		79,806,550

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—0.3%
Coach, Inc. (b)	65,577	$3,107,694

Wireless Telecommunication Services—1.7%
American Tower Corp. (Class A) (b)	413,227	17,355,534
MetroPCS Communications, Inc. (b)	107,700	3,558,408

		20,913,942

Total Common Stock (Identified Cost $974,705,607)		1,201,677,290

Units—1.0%

Capital Markets—1.0%
AllianceBernstein Holding, L.P.	144,200	12,558,378

Total Units (Identified Cost $12,865,850)		12,558,378

Short Term Investments—1.0%
	Face Amount

Discount Notes—1.0%
Federal National Mortgage Association 4.950%, 07/02/07	$12,200,000	12,198,323

Total Short Term Investments (Identified Cost $12,198,323)		12,198,323

Total Investments—98.9% (Identified Cost $999,769,780) (d)		1,226,433,991
Other assets less liabilities		13,060,410

Total Net Assets—100%		$1,239,494,401

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $200,409,476 and the collateral received consisted of cash in the amount of $205,032,859.
(b)	Non-Income Producing.
(c)	Zero Valued Security.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $999,769,780 and the composition of unrealized appreciation and depreciation of investment securities was $255,976,889 and $(29,312,678), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$1,226,433,991
Cash		157,738
Collateral for securities loaned		205,032,859
Receivable for:
Securities sold		21,658,134
Fund shares sold		1,002,792
Accrued interest and dividends		259,581
Foreign taxes		18

Total Assets		1,454,545,113
Liabilities
Payable for:
Fund shares redeemed	$2,282,413
Securities purchased	6,774,255
Return of collateral for securities loaned	205,032,859
Accrued expenses:
Management fees	729,874
Service and distribution fees	30,389
Other expenses	200,922

Total Liabilities		215,050,712

Net Assets		$1,239,494,401

Net assets consists of:
Capital paid in		$1,108,259,847
Undistributed net investment loss		(1,672,215)
Accumulated net realized losses		(93,757,442)
Unrealized appreciation on investments		226,664,211

Net Assets		$1,239,494,401

Computation of offering price:
Class A
Net asset value and redemption price per share ($923,494,498 divided by 34,238,232 shares outstanding)		$26.97

Class B
Net asset value and redemption price per share ($28,037,582 divided by 1,090,105 shares outstanding)		$25.72

Class D
Net asset value and redemption price per share ($272,168,562 divided by 10,164,712 shares outstanding)		$26.78

Class E
Net asset value and redemption price per share ($15,793,759 divided by 590,098 shares outstanding)		$26.76

Identified cost of investments		$999,769,780

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$2,322,414	(a)
Interest		625,807	(b)

		2,948,221
Expenses
Management fees	$4,275,543
Service and distribution fees—Class B	31,209
Service and distribution fees—Class D	134,225
Service and distribution fees—Class E	11,798
Directors’ fees and expenses	11,011
Custodian	50,040
Audit and tax services	15,861
Legal	7,993
Printing	131,405
Insurance	6,227
Miscellaneous	1,744

Total expenses	4,677,056
Expense reductions	(56,620)	4,620,436

Net Investment Loss		(1,672,215)

Realized and Unrealized Gain
Realized gain on:
Investments—net		66,443,569
Unrealized appreciation on:
Investments—net		78,443,912

Net gain		144,887,481

Net Increase in Net Assets From Operations		$143,215,266

(a)	Net of foreign taxes of $20,272.
(b)	Includes income on securities loaned of $111,674.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment loss	$(1,672,215)	$(3,482,278)
Net realized gain	66,443,569	149,589,198
Unrealized appreciation (depreciation)	78,443,912	(90,804,620)

Increase in net assets from operations	143,215,266	55,302,300

Increase (decrease) in net assets from capital share transactions	(92,782,985)	165,794,896

Total increase in net assets	50,432,281	221,097,196

Net Assets
Beginning of the period	1,189,062,120	967,964,924

End of the period	$1,239,494,401	$1,189,062,120

Net Investment Income (Loss)
End of the period	$(1,672,215)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	1,015,469	$25,718,981	2,769,960	$64,053,615
Redemptions	(3,545,266)	(89,756,572)	(7,807,106)	(180,666,319)

Net decrease	(2,529,797)	$(64,037,591)	(5,037,146)	$(116,612,704)

Class B
Sales	352,235	$8,578,922	736,878	$16,153,676
Redemptions	(207,838)	(5,103,048)	(338,527)	(7,544,279)

Net increase	144,397	$3,475,874	398,351	$8,609,397

Class D*
Sales	151,083	$3,817,521	480,560	$11,117,841
Shares issued through acquisition	0	0	13,830,963	333,602,824
Redemptions	(1,338,929)	(33,682,758)	(2,958,965)	(68,527,661)

Net increase (decrease)	(1,187,846)	$(29,865,237)	11,352,558	$276,193,004

Class E
Sales	27,140	$678,547	153,720	$3,523,213
Redemptions	(122,310)	(3,034,578)	(259,103)	(5,918,014)

Net decrease	(95,170)	$(2,356,031)	(105,383)	$(2,394,801)

Increase (decrease) derived from capital share transactions		$(92,782,985)		$165,794,896

*	Commencement of operations was May 2, 2006 for Class D.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.96		$22.45	$20.28	$17.95	$12.75	$17.88

Income From Investment Operations
Net investment loss	(0.06	)(e)	(0.07)	(0.07)	(0.07)	(0.06)	(0.03)
Net realized and unrealized gain (loss) of investments	3.07	(e)	1.58	2.24	2.40	5.26	(5.10)

Total from investment operations	3.01		1.51	2.17	2.33	5.20	(5.13)

Net Asset Value, End of Period	$26.97		$23.96	$22.45	$20.28	$17.95	$12.75

Total Return (%)	12.6	(b)	6.7	10.7	13.0	40.8	(28.7)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	(c)	0.79	0.79	0.79	0.81	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.74	(c)	0.77	0.77	0.78	0.79	0.77
Ratio of net investment loss to average net assets (%)	(0.25	)(c)	(0.29)	(0.33)	(0.38)	(0.38)	(0.18)
Portfolio turnover rate (%)	52	(c)	91	71	95	98	134
Net assets, end of period (000)	$923,494		$880,965	$938,550	$954,736	$926,897	$687,325

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004(a)
Net Asset Value, Beginning of Period	$22.88		$21.49	$19.46	$18.12

Income From Investment Operations
Net investment loss	(0.12	)(e)	(0.09)	(0.08)	(0.03)
Net realized and unrealized gain on investments	2.96	(e)	1.48	2.11	1.37

Total from investment operations	2.84		1.39	2.03	1.34

Net Asset Value, End of Period	$25.72		$22.88	$21.49	$19.46

Total Return (%)	12.4	(b)	6.5	10.4	7.4	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	(c)	1.04	1.04	1.04	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.99	(c)	1.02	1.01	1.03	(c)
Ratio of net investment loss to average net assets (%)	(0.49	)(c)	(0.53)	(0.56)	(0.56	)(c)
Portfolio turnover rate (%)	52	(c)	91	71	95
Net assets, end of period (000)	$28,038		$21,634	$11,761	$4,165

(a)	Commencement of operations was April 26, 2004 for Class B and May 2, 2006 for Class D.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

	Class D
	Six months ended June 30, 2007		Year ended December 31, 2006(a)
Net Asset Value, Beginning of Period	$23.80		$24.12

Income From Investment Operations
Net investment loss	(0.09	)(e)	(0.06)
Net realized and unrealized gain (loss) of investments	3.07	(e)	(0.26)

Total from investment operations	2.98		(0.32)

Net Asset Value, End of Period	$26.78		$23.80

Total Return (%)	12.5	(b)	(1.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.85	(c)	0.89	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84	(c)	0.87	(c)
Ratio of net investment loss to average net assets (%)	(0.35	)(c)	(0.36	)(c)
Portfolio turnover rate (%)	52	(c)	91
Net assets, end of period (000)	$272,169		$270,158

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.79		$22.33	$20.20	$17.90	$12.74	$17.88

Income From Investment Operations
Net investment loss	(0.11	)(e)	(0.12)	(0.11)	(0.09)	(0.04)	(0.01)
Net realized and unrealized gain (loss) of investments	3.08	(e)	1.58	2.24	2.39	5.20	(5.13)

Total from investment operations	2.97		1.46	2.13	2.30	5.16	(5.14)

Net Asset Value, End of Period	$26.76		$23.79	$22.33	$20.20	$17.90	$12.74

Total Return (%)	12.5	(b)	6.5	10.5	12.8	40.6	(28.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	(c)	0.94	0.94	0.94	0.96	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.89	(c)	0.92	0.92	0.93	0.94	0.92
Ratio of net investment loss to average net assets (%)	(0.42	)(c)	(0.44)	(0.48)	(0.52)	(0.52)	(0.24)
Portfolio turnover rate (%)	52	(c)	91	71	95	98	134
Net assets, end of period (000)	$15,794		$16,305	$17,653	$17,893	$11,286	$1,361

(a)	Commencement of operations was April 26, 2004 for Class B and May 2, 2006 for Class D.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Aggressive Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Expiring 12/31/10	Total
$159,928,381	$171,504	$160,099,885

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$148,119,173	$(160,099,885)	$(11,980,712)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$311,355,553	$0	$418,865,718

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Aggressive Growth	$4,275,543	0.750%	Of the first $500 million
		0.700%	Of the next $500 million
		0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Aggressive Growth Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution Plans, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B, D and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% per year for Class D shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc. BlackRock Bond Income Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the BlackRock Bond Income Portfolio returned 0.4%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 1.0%. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A Rated Funds Universe2, was 0.7% over the same period.

PORTFOLIO REVIEW

The Federal Reserve Board (Fed) continued to pause in its monetary tightening campaign during the past six months, keeping the target federal funds rate at 5.25%. The Fed previously had raised the target rate in 17 increments of 25 basis points (0.25%) between June 2004 and June 2006. Although the rate was unchanged, the language in the Fed’s June 28 statement continued to show more concern for rising inflation than for a slowing economy. Economic data released in the second quarter supported the view that the economy had reaccelerated as a result of the rebuilding of inventory. We believe the reacceleration may be transitory as the economy faces strong headwinds. In our view, housing market weakness, higher interest rates, and the resurgence of energy prices may eventually lead consumers to reduce spending. Continued unrest in the subprime housing market may likely contribute to slower future growth.

The U.S. Treasury yield curve began the six-month period slightly inverted (i.e., short-term yields were higher than long-term rates). At December 31, 2006, the two-year U.S. Treasury note yielded 4.8% versus 4.7% for the 10-year note. However, the yield curve normalized during the period as the rise in long-term yields considerably outpaced that in the shorter segment of the curve. At the end of the period, the two- and ten-year Treasuries yielded 4.9% and 5.0%, respectively.

During the six-month period, the Portfolio’s performance versus its benchmark, the Lehman Brothers Aggregate Bond Index, benefited from an underweight in U.S. agency debt and from our holdings in the high yield sector. Detracting from performance was our duration positioning, primarily our short posture in the first quarter, when rates were rallying. We were also overweight in commercial mortgage-backed securities (CMBS) and financials, which detracted from performance as both areas were weakened by market reactions to the subprime mortgage turmoil.

Broadly speaking, our view on interest rates moved from one where we thought rates would move slightly higher to an expectation for a more range-bound environment. Towards the end of the period, we were tactically trading the Portfolio with a neutral to slightly long duration bias. We also increased our allocation to mortgages, which have underperformed along with other high-quality spread product, based on our belief that these markets have overreacted to the down-side. At period-end, the Portfolio held a notable overweight in mortgages, primarily in 30-year pass-throughs and 15-year pass-throughs, as well as CMBS and asset-backed securities.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2007

	BlackRock Bond Income Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	0.4%	0.3%	0.3%	1.0%
1 Year	5.2	4.9	5.0	6.1
5 Years	4.6	4.3	4.4	4.5
10 Years	5.8	—	—	6.0
Since Inception	—	4.8	4.5	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/26/83, 5/1/01 and 4/23/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	35.6%
Federal Home Loan Bank	8.3%
Federal Home Loan Mortgage Corp.	7.5%
LB-UBS Commercial Mortgage Trust	2.6%
Bank of America Commercial Mortgage, Inc.	2.1%
Government National Mortgage Association	1.6%
GMAC Commercial Mortgage Securities, Inc.	1.4%
First Union National Bank Commercial Mortgage Trust	1.3%
General Electric Capital Corp.	1.2%
JPMorgan Chase Commercial Mortgage Securities Corp.	1.2%

Top Sectors

% of Market Value
Mortgage	54.3%
Commercial Mortgage-Backed	15.5%
Investment Grade Corporate	14.3%
U.S. Treasury	7.8%
Asset Backed	3.8%
High Yield Corporate	2.3%
Non-Dollar	1.1%
Agency Issues	0.7%
Other	0.2%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
BlackRock Bond Income—Class A(a)	Actual	0.42%	$1,000.00	$1,004.10	$2.09
	Hypothetical	0.42%	$1,000.00	$1,022.68	$2.11

BlackRock Bond Income—Class B(a)	Actual	0.67%	$1,000.00	$1,002.80	$3.33
	Hypothetical	0.67%	$1,000.00	$1,021.43	$3.36

BlackRock Bond Income—Class E(a)	Actual	0.57%	$1,000.00	$1,003.20	$2.83
	Hypothetical	0.57%	$1,000.00	$1,021.93	$2.86

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—102.7% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.1%
L-3 Communications Corp. 6.375%, 10/15/15	$400,000	$378,000
Northrop Grumman Corp. 7.125%, 02/15/11	1,000,000	1,048,910

		1,426,910

Asset Backed—3.7%
Ares VIII CLO, Ltd. (144A) 8.010%, 02/26/16 (a)	1,600,000	1,608,672
Bank One Issuance Trust 5.430%, 12/15/10 (a)	2,000,000	2,002,044
BMW Vehicle Owner Trust 4.040%, 02/25/09 (a)	2,800,063	2,793,051
Capital Auto Receivables Asset Trust 4.050%, 07/15/09 (a)	5,061,993	5,037,536
Capital One Multi-Asset Execution Trust 5.500%, 09/15/11 (a)	1,000,000	1,002,566
Capital Transition Funding, LLC 5.010%, 01/15/10	1,923,168	1,919,825
Centex Home Equity Loan Trust 7.370%, 12/25/32 (a)	823,475	823,977
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (a)	1,854,832	1,819,180
Chase Issuance Trust 4.230%, 01/15/13 (a)	2,115,000	2,053,186
Chase Manhattan Auto Owner Trust 5.340%, 07/15/10	12,000,000	12,003,118
DaimlerChrysler Auto Trust 3.490%, 12/08/08	1,583,203	1,581,292
Ford Credit Auto Owner Trust 4.170%, 01/15/09 (a)	2,306,131	2,300,087
Hedged Mutual Fund Fee Trust (144A) 5.220%, 11/30/10 (a)	172,383	173,757
Knollwood CDO, Ltd. (144A) 8.550%, 02/08/39 (a)	1,033,607	940,582
Master Asset Backed Securities Trust 5.400%, 01/25/36 (a)	1,668,314	1,668,544
Option One Mortgage Loan Trust 6.445%, 01/25/33 (a)	558,461	558,864
Structured Asset Investment Loan Trust 8.245%, 04/25/33 (a)	315,414	312,815
USAA Auto Owner Trust 3.160%, 02/17/09	499,901	498,912
4.630%, 05/15/12 (a)	7,875,000	7,776,227
Wachovia Auto Owner Trust 5.380%, 03/20/13	11,425,000	11,425,107

		58,299,342

Automobiles—0.3%
DaimlerChrysler N.A. Holding Corp. 7.300%, 01/15/12	3,800,000	4,030,238

Security Description	Face Amount	Value*

Biotechnology—0.0%
Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	$585,000	$589,388

Capital Markets—2.1%
Credit Suisse USA, Inc. 3.875%, 01/15/09	3,600,000	3,524,433
6.125%, 11/15/11	1,600,000	1,634,928
Lehman Brothers Holdings, Inc. 4.800%, 03/13/14 (b)	3,700,000	3,491,919
Morgan Stanley 5.050%, 01/21/11	6,800,000	6,659,417
5.550%, 04/27/17	5,875,000	5,636,557
5.625%, 01/09/12	2,890,000	2,883,763
The Goldman Sachs Group, Inc. 5.250%, 10/15/13	10,015,000	9,708,882

		33,539,899

Chemicals—0.1%
Lyondell Chemical Co. 6.875%, 06/15/17 (b)	1,050,000	1,013,250
8.000%, 09/15/14	445,000	457,238
Momentive Performance Materials, Inc. (144A) 10.125%, 12/01/14	895,000	897,237

		2,367,725

Commercial Banks—1.1%
HSBC Bank USA, N.A. 5.875%, 11/01/34	2,300,000	2,190,329
Royal Bank of Scotland Group, Plc. 5.050%, 01/08/15	2,300,000	2,208,023
The Bank of New York 3.800%, 02/01/08	1,250,000	1,238,751
U.S. Bank, N.A. 4.950%, 10/30/14	2,300,000	2,196,376
Wachovia Bank, N.A. 5.400%, 03/23/09 (a)	4,800,000	4,801,051
Wells Fargo & Co. 4.200%, 01/15/10	1,335,000	1,301,193
4.625%, 08/09/10	2,765,000	2,703,805
4.875%, 01/12/11	940,000	922,618

		17,562,146

Commercial Mortgage-Backed Securities—17.8%
Banc of America Alternative Loan Trust 5.500%, 10/25/35	10,253,023	10,131,846
Banc of America Commercial Mortgage, Inc. 4.621%, 07/10/43	5,225,000	4,999,149
4.870%, 12/10/42 (a)	8,450,000	7,959,259
5.356%, 12/10/16	8,305,000	8,011,373
6.186%, 06/11/35	5,530,000	5,645,922
7.333%, 10/15/09	6,315,000	6,514,875

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	$4,005,628	$3,936,023
7.080%, 06/15/09	2,065,300	2,110,987
Chase Commerical Mortgage Securities Corp. 7.319%, 10/15/32	2,370,000	2,472,683
Commercial Mortgage Pass Through Certificates 5.167%, 06/10/44 (a)	7,050,000	6,755,023
Countrywide Alternative Loan Trust 5.410%, 11/25/36 (a)	2,848,396	2,847,435
CS First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (a)	10,000,000	9,141,335
4.889%, 11/15/37 (a)	2,220,000	2,090,439
4.940%, 12/15/35	7,295,000	7,041,522
DLJ Commercial Mortgage Corp. 7.180%, 11/10/33	6,207,040	6,460,070
First Union National Bank Commercial Mortgage Trust (144A) 7.793%, 12/15/31 (a)	9,412,000	9,869,184
First Union National Bank Commercial Mortgage Trust 7.390%, 12/15/31	9,533,574	9,849,146
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	5,200,000	4,993,696
GMAC Commercial Mortgage Securities, Inc. 5.134%, 08/10/38 (a)	3,000,000	2,921,825
6.465%, 04/15/34	6,505,000	6,677,653
6.957%, 09/15/35	7,345,000	7,637,423
7.455%, 08/16/33	4,771,550	4,978,199
Harborview Mortgage Loan Trust 5.490%, 12/19/36 (a)	10,273,967	10,287,220
5.630%, 11/19/35 (a)	3,623,181	3,635,181
JPMorgan Chase Commercial Mortgage Securities Corp. 4.922%, 01/15/42 (a)	8,600,000	8,115,127
4.996%, 08/15/42 (a)	2,300,000	2,173,354
4.999%, 10/15/42 (a)	2,580,000	2,437,504
5.857%, 10/12/35	5,710,000	5,752,026
6.507%, 10/15/35	4,055,599	4,084,481
7.239%, 09/15/29	8,925	8,909
LB Commercial Conduit Mortgage Trust 6.480%, 02/18/30	9,633,861	9,640,200
LB-UBS Commercial Mortgage Trust 4.071%, 09/15/26	3,590,095	3,490,896
4.559%, 07/17/12 (a)	4,075,000	3,953,027
4.806%, 02/15/40 (a)	3,600,000	3,367,039
5.205%, 04/15/30 (a)	3,575,000	3,425,019
5.430%, 02/17/40 (a)	16,920,000	16,357,836
5.642%, 12/15/25	4,796,184	4,810,434
7.950%, 05/15/25 (a)	5,460,280	5,738,360
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	2,346,922	2,380,177

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital I 6.210%, 11/15/31	$1,256,409	$1,262,616
Mortgage Capital Funding, Inc. 6.423%, 06/18/30	3,516,821	3,521,159
NationsLink Funding Corp. 6.476%, 08/20/30	1,149,992	1,155,534
6.795%, 08/20/30	1,325,000	1,338,637
Nomura Asset Securities Corp. 6.590%, 03/15/30	4,563,275	4,590,239
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	5,860,000	6,033,714
6.592%, 12/18/33	5,750,000	5,897,622
Wachovia Bank Commercial Mortgage Trust 4.935%, 04/15/42	4,950,000	4,680,802
5.951%, 05/15/43 (a)	9,000,000	8,973,418
WaMu Commercial Mortgage Securities Trust (144A) 5.150%, 05/25/36	7,380,000	7,316,998
Washington Mutual, Inc. 3.423%, 04/25/33 (a)	4,297,933	4,247,343
3.695%, 05/25/33 (a)	4,750,000	4,687,518
4.494%, 06/25/33 (a)	1,285,474	1,265,408

		277,672,865

Commercial Services & Supplies—0.0%
United Rentals N.A., Inc. 6.500%, 02/15/12	125,000	122,813

Communications Equipment—0.1%
Intelsat Bermuda, Ltd. 9.250%, 06/15/16	495,000	525,937
Intelsat Corp. 9.000%, 06/15/16	365,000	382,338

		908,275

Computers & Peripherals—0.0%
Seagate Technology HDD Holdings 6.800%, 10/01/16	255,000	244,800

Consumer Finance—0.5%
SLM Corp. 5.400%, 10/25/11 (b)	2,470,000	2,262,285
5.515%, 07/26/10 (a)	5,145,000	4,880,316

		7,142,601

Containers & Packaging—0.1%
Ball Corp. 6.875%, 12/15/12	815,000	815,000

Diversified Financial Services—5.4%
AES Ironwood, LLC 8.857%, 11/30/25	179,360	199,089
AES Red Oak, LLC 9.200%, 11/30/29	85,000	100,300

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
AIG SunAmerica Global Financing VII (144A) 5.850%, 08/01/08	$2,900,000	$2,912,102
Anadarko Finance Co. 6.750%, 05/01/11	1,900,000	1,961,729
Atlantic Marine Corps. Communities, LLC (144A) 5.343%, 12/01/50	150,000	136,140
BA Master Credit Card Trust 7.000%, 02/15/12	1,125,000	1,164,656
Bank of America Corp.
5.300%, 03/15/17	625,000	596,803
5.375%, 06/15/14	3,100,000	3,051,801
6.100%, 06/15/17	3,425,000	3,463,816
Belvoir Land, LLC (144A) 5.270%, 12/15/47	900,000	800,397
Citigroup, Inc. 4.125%, 02/22/10	2,500,000	2,425,192
5.875%, 05/29/37	3,305,000	3,150,812
6.125%, 08/25/36	2,350,000	2,307,507
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (a)	5,320,000	5,125,618
Devon Financing Corp., U.L.C. 6.875%, 09/30/11	2,800,000	2,923,018
General Electric Capital Corp.
5.000%, 11/15/11	16,940,000	16,600,675
5.000%, 04/10/12	2,135,000	2,083,816
GMAC, LLC 6.125%, 08/28/07 (b)	340,000	340,232
Goldman Sachs Capital II 5.793%, 12/29/49 (a)	2,435,000	2,376,426
Irwin Land, LLC (144A) 5.400%, 12/15/47	1,650,000	1,485,363
JPMorgan Chase Bank 6.000%, 07/05/17	6,325,000	6,325,190
Lehman Brothers Holdings, Inc. 5.500%, 05/25/10 (a)	9,300,000	9,291,788
Mellon Capital 6.244%, 06/29/49 (a)	2,325,000	2,345,971
Nationwide Building Society (144A) 4.250%, 02/01/10	1,370,000	1,328,634
Rabobank Capital Funding Trust (144A) 5.254%, 12/29/49 (a)	1,000,000	936,312
RBS Capital Trust I 4.709%, 12/29/49 (a)	1,975,000	1,838,401
Sprint Capital Corp. 8.375%, 03/15/12	200,000	217,879
SunTrust Capital VIII 6.100%, 12/01/66 (a)	2,025,000	1,854,406
Telecom Italia Capital S.A.
4.000%, 01/15/10	2,000,000	1,922,650
5.250%, 11/15/13	850,000	809,942
5.250%, 10/01/15	1,100,000	1,022,853
Wind Acquisition Finance S.A. (144A) 10.750%, 12/01/15	475,000	545,062

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
ZFS Finance USA Trust I (144A) 6.500%, 05/09/37 (a)	$2,130,000	$2,060,019

		83,704,599

Diversified Telecommunication Services—0.1%
Cincinnati Bell, Inc. 7.250%, 07/15/13	80,000	82,000
Qwest Corp. 8.610%, 06/15/13 (a)	415,000	450,275
Windstream Corp. 8.125%, 08/01/13	1,030,000	1,076,350
8.625%, 08/01/16	715,000	756,113

		2,364,738

Electric Utilities—0.2%
Elwood Energy, LLC 8.159%, 07/05/26	224,195	235,464
Florida Power & Light Co. 5.625%, 04/01/34	475,000	445,202
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,650,000	1,555,059
PECO Energy Co. 4.750%, 10/01/12	947,000	909,563

		3,145,288

Energy Equipment & Services—0.1%
Colorado Interstate Gas Co. 6.800%, 11/15/15	145,000	149,120
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	1,000,000	943,192
Targa Resources, Inc. (144A) 8.500%, 11/01/13	10,000	10,150
Tennessee Gas Pipeline Co. 7.000%, 10/15/28 (b)	500,000	514,911
Transcontinental Gas Pipeline Corp. 8.875%, 07/15/12	155,000	173,600

		1,790,973

Federal Agencies—62.8%
Federal Home Loan Bank 4.500%, 05/01/18	7,224,964	6,887,755
4.500%, 03/01/19	112,675	107,223
4.500%, 05/01/19	2,025,768	1,929,609
4.500%, 07/01/19	1,483,455	1,411,670
4.500%, 12/01/19	2,018,075	1,920,420
5.000%, 04/01/18	4,738,967	4,597,313
5.000%, 12/01/18	1,798,930	1,745,140
5.000%, 02/01/36	1,007,866	947,205
5.500%, 09/01/21	57,197,352	56,348,768
5.500%, 07/01/33	5,079,334	4,922,266
5.500%, 03/01/37	15,040,543	14,506,447
5.500%, 04/01/37	18,919,265	18,247,434
5.500%, 06/01/37	8,655,679	8,348,312
5.677%, 01/01/37	7,542,920	7,540,685

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 1.330%, 06/15/37 (c)	$88,695,000	$4,109,073
4.500%, 08/01/20	4,395,823	4,183,109
4.772%, 03/01/35 (a)	11,414,383	11,238,018
5.000%, 03/15/18	4,200,000	4,013,850
5.000%, TBA	40,000,000	38,650,000
5.500%, 06/25/28	2,620,525	2,612,644
5.500%, 03/15/34	7,469,695	7,426,799
5.500%, 05/15/34	6,355,975	6,314,844
6.000%, 03/25/27	9,038,484	9,086,949
6.000%, 03/15/29	7,133,783	7,183,377
6.000%, TBA	22,300,000	22,160,315
9.000%, 12/01/09	16,960	17,212
Federal National Mortgage Association 4.000%, 05/01/19	3,892,641	3,612,117
4.000%, 06/01/19	5,748,223	5,333,976
4.500%, 10/01/18	1,657,158	1,578,998
4.500%, 02/01/35	1,144,798	1,042,051
4.500%, 03/01/35	760,854	692,566
4.500%, 09/01/35	1,084,646	987,298
4.500%, 07/01/36	8,161,342	7,434,921
4.500%, TBA	21,100,000	20,018,625
5.000%, 01/01/18	1,356,028	1,315,314
5.000%, 06/01/18	2,096,297	2,033,639
5.000%, 01/01/21	10,682,160	10,362,868
5.000%, 06/01/23	2,426,866	2,316,991
5.000%, 01/01/26 (a)	8,440,402	8,188,116
5.000%, 09/01/33	79,528,507	74,913,070
5.000%, 11/01/33	10,677,163	10,057,514
5.000%, 04/01/34	18,967,737	17,847,350
5.000%, 04/25/35	3,234,868	3,180,316
5.000%, 07/01/35	417,540	392,298
5.000%, 12/01/35	3,877,990	3,643,545
5.000%, 05/01/36	75,665,351	71,090,972
5.000%, 07/01/36 (c)	17,277,567	4,194,166
5.000%, TBA	63,200,000	59,210,500
5.125%, 01/02/14	7,600,000	7,425,641
5.250%, 08/01/12 (b)	3,100,000	3,073,386
5.372%, 05/01/37	7,800,524	7,735,410
5.500%, 04/01/17	128,563	127,130
5.500%, 05/01/19	34,742,833	34,355,620
5.500%, 08/01/19	17,649	17,428
5.500%, 03/01/20	534,995	527,469
5.500%, 05/01/20	132,794	130,926
5.500%, 06/01/20	1,743,338	1,723,908
5.500%, 10/01/20	446,719	440,435
5.500%, 02/01/21	116,501	114,863
5.500%, 03/01/21	710,602	700,234
5.500%, 01/01/24	1,336,020	1,306,257
5.500%, 04/01/33	3,126,448	3,029,190
5.500%, 11/01/33	3,054,580	2,959,558
5.500%, 02/01/34	9,857,112	9,550,476
5.500%, 04/01/34	27,755,592	26,894,494
5.500%, 05/25/34	4,746,645	4,705,899
5.500%, 11/01/34	4,749,133	4,598,040

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
5.500%, 02/01/35	$15,731,436	$15,245,390
5.500%, 06/01/35	2,671,848	2,583,495
5.500%, 07/25/35	3,818,620	3,794,831
5.500%, 08/01/35	4,996,077	4,830,866
5.500%, 11/01/35 (c)	8,829,192	2,367,910
5.500%, 11/01/35	2,016,279	1,949,605
5.500%, 01/01/36	60,194,853	58,204,319
5.500%, 01/25/36 (c)	8,032,820	2,181,820
5.500%, 06/01/36	215,902	208,336
5.500%, TBA	52,700,000	50,822,562
6.000%, 04/01/16	791,638	796,118
6.000%, 02/01/34	3,217,401	3,198,536
6.000%, 08/01/34	2,688,261	2,672,498
6.000%, 04/01/35	16,379,202	16,303,277
6.000%, TBA	87,969,917	89,252,303
6.500%, 07/01/14	205,572	210,353
6.500%, 04/01/17	3,085,849	3,150,879
6.500%, 11/01/27	206,415	209,941
6.500%, 12/01/29 (a)	1,385,427	1,413,330
6.500%, 03/01/36	715,829	722,791
6.500%, 08/01/36	2,566,603	2,591,565
6.500%, 09/01/36	4,924,932	4,972,831
6.500%, TBA	21,900,000	22,084,792
7.750%, 03/01/08	3,045	3,058
7.750%, 04/01/08	204	204
8.250%, 07/01/08	10,010	10,122
8.500%, 02/01/09	15,398	15,588
8.500%, 09/01/09	1,810	1,831
9.000%, 04/01/16	3,744	3,880
Government National Mortgage Association 5.000%, 10/20/33	8,715,145	8,224,629
5.500%, 04/15/33	433,171	421,265
6.000%, 09/20/33	1,355,199	1,350,852
6.000%, 10/20/33	2,248,678	2,247,282
6.000%, 11/20/33	3,079,622	3,069,744
6.000%, TBA	7,000,000	6,962,816
6.500%, 07/15/28	118,360	120,917
6.500%, 05/15/29	240,663	245,864
6.500%, 12/15/29	4,732	4,834
6.500%, 07/15/32	76,894	78,436
6.500%, 02/15/33	642,269	654,620
6.500%, 04/15/33	332,679	339,076
6.500%, 09/15/34	34,768	35,408
6.500%, 07/15/35	418,987	425,966
7.500%, 12/15/14	306,350	318,238
8.000%, 11/15/29	47,528	50,443
8.500%, 01/15/17	11,664	12,470
8.500%, 02/15/17	12,166	13,006
8.500%, 03/15/17	8,768	9,374
8.500%, 05/15/17	14,440	15,437
8.500%, 10/15/21	1,958	2,105
8.500%, 11/15/21	4,372	4,699
8.500%, 05/15/22	3,499	3,765
9.000%, 10/15/16	8,129	8,700

		979,742,989

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Food & Staples Retailing—0.1%
Delhaize America, Inc. 9.000%, 04/15/31	$1,000,000	$1,208,149

Foreign Government—2.0%
Argentina Government International Bond 5.475%, 08/03/12 (a)	5,250,000	3,832,500
8.280%, 12/31/33	335,258	323,524
Israel Government AID Bond 5.500%, 12/04/23	4,725,000	4,686,959
Japan 15 Year Government Bond 1.150%, 11/20/21(JPY) (a)	1,893,000,000	15,153,572
Russian Federation 7.500%, 03/31/30 (a)	3,094,450	3,408,537
United Mexican States 8.000%, 12/07/23(MXN)	28,950,000	2,755,060
Venezuela Government International Bond 7.650%, 04/21/25	730,000	667,950

		30,828,102

Health Care Providers & Services—0.2%
WellPoint, Inc. 5.850%, 01/15/36	840,000	766,494
5.950%, 12/15/34	1,750,000	1,621,130

		2,387,624

Hotels, Restaurants & Leisure—0.0%
Mohegan Tribal Gaming Authority 6.125%, 02/15/13	195,000	189,150
Travelport, LLC 9.875%, 09/01/14	185,000	196,100

		385,250

Independent Power Producers & Energy Traders—0.2%
NRG Energy, Inc. 7.375%, 02/01/16	275,000	275,688
Reliant Energy, Inc. 6.750%, 12/15/14	260,000	265,200
TXU Corp. 4.800%, 11/15/09	3,400,000	3,308,047

		3,848,935

Insurance—1.0%
Berkshire Hathaway Finance Corp. 4.125%, 01/15/10	3,170,000	3,081,982
4.750%, 05/15/12	2,100,000	2,041,259
5.420%, 05/16/08 (a)	1,000,000	1,000,860
Chubb Corp. 6.375%, 03/29/67 (a)	2,775,000	2,713,669
Lincoln National Corp. 7.000%, 05/17/66 (a)	1,735,000	1,780,249
The Progressive Corp. 6.700%, 06/15/37 (a)	2,640,000	2,623,814
The Travelers Cos., Inc. 6.250%, 03/15/67 (a) (b)	3,075,000	2,954,918

		16,196,751

Security Description	Face Amount	Value*

Machinery—0.1%
Briggs & Stratton Corp. 8.875%, 03/15/11	$1,100,000	$1,170,258

Media—1.3%
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	1,330,000	1,484,692
Comcast Cable Communications, LLC 8.500%, 05/01/27	2,400,000	2,833,471
Comcast Corp. 6.500%, 01/15/17	1,200,000	1,225,147
7.050%, 03/15/33	1,775,000	1,832,034
COX Communications, Inc. 7.125%, 10/01/12	4,600,000	4,859,780
EchoStar DBS Corp. 5.750%, 10/01/08	1,375,000	1,371,563
7.000%, 10/01/13	105,000	103,425
7.125%, 02/01/16	105,000	102,638
Idearc, Inc. 8.000%, 11/15/16	800,000	808,000
News America, Inc. 6.200%, 12/15/34	1,500,000	1,398,285
Time Warner Cable, Inc. (144A) 5.850%, 05/01/17	3,975,000	3,866,276
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	590,000	677,282

		20,562,593

Metals & Mining—0.2%
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/17	2,355,000	2,513,962
Ispat Inland, U.L.C. 9.750%, 04/01/14	235,000	260,457

		2,774,419

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	1,450,000	1,504,458

Oil, Gas & Consumable Fuels—0.5%
Anadarko Petroleum Corp. 6.450%, 09/15/36	4,540,000	4,366,695
Chesapeake Energy Corp. 6.250%, 01/15/18	55,000	51,356
6.375%, 06/15/15	150,000	143,063
6.875%, 11/15/20	150,000	143,625
Enterprise Products Operating, L.P. 4.950%, 06/01/10	25,000	24,549
KCS Energy, Inc. 7.125%, 04/01/12	105,000	103,688
Newfield Exploration Co. 6.625%, 09/01/14	590,000	569,350
6.625%, 04/15/16	555,000	534,187
Sabine Pass LNG, L.P. (144A) 7.500%, 11/30/16	1,900,000	1,890,500

		7,827,013

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Pharmaceuticals—0.5%
Bristol-Myers Squibb Co. 5.875%, 11/15/36	$2,525,000	$2,381,999
Wyeth 5.500%, 02/01/14	6,000,000	5,913,510

		8,295,509

Real Estate Investment Trusts—0.5%
AvalonBay Communities, Inc. 4.950%, 03/15/13	400,000	383,796
Simon Property Group, L.P. 4.600%, 06/15/10	1,000,000	973,715
5.100%, 06/15/15	1,000,000	950,550
The Rouse Co. 5.375%, 11/26/13	2,505,000	2,337,601
The Rouse Co., L.P./TRC Co-Issuer, Inc. (144A) 6.750%, 05/01/13	2,525,000	2,522,758

		7,168,420

Real Estate Management & Development—0.0%
American Real Estate Partners, L.P. 7.125%, 02/15/13	125,000	120,625
8.125%, 06/01/12	225,000	225,844

		346,469

Semiconductors & Semiconductor Equipment—0.1%
Freescale Semiconductor, Inc. (144A) 9.125%, 12/15/14	1,660,000	1,560,400
9.235%, 12/15/14 (a)	220,000	212,300

		1,772,700

U.S. Treasury—0.7%
U.S. Treasury Bonds 4.750%, 02/15/37 (b)	11,325,000	10,678,241

Wireless Telecommunication Services—0.4%
America Movil S.A. de C.V. 6.375%, 03/01/35	325,000	319,248
Rogers Wireless, Inc. 7.500%, 03/15/15	385,000	412,415
Sprint Nextel Corp. 6.000%, 12/01/16	1,100,000	1,043,520
Telefonica Emisiones, S.A.U. 7.045%, 06/20/36	2,450,000	2,537,164
Vodafone Group, Plc. 7.750%, 02/15/10	2,570,000	2,699,536

		7,011,883

Yankee—0.3%
Compton Petroleum Finance Corp. 7.625%, 12/01/13	95,000	93,812
Vodafone Group, Plc. 5.450%, 12/28/07 (a)	4,170,000	4,171,760

		4,265,572

Total Fixed Income (Identified Cost $1,625,197,112)		1,603,702,935

Warrants—0.0%
Security Description	Shares	Value*

Communications Equipment—0.0%
Loral Orion Network Systems, Inc. (d) (e)	150	$0

Total Warrants (Identified Cost $105)		0

Short Term Investments—15.2%
	Face Amount

Discount Notes—14.9%
Federal National Mortgage Association 4.950%, 07/02/07	$232,900,000	232,867,976

Repurchase Agreement—0.3%
State Street Repurchase Agreement dated 06/29/07 at 2.500% to be repurchased at $3,651,761 on 07/02/07, collateralized by $3,815,000 U.S. Treasury Notes 3.375% due 09/15/09 with a value of $3,724,394.	3,651,000	3,651,000

Total Short Term Investments (Identified Cost $236,518,976)		236,518,976

Total Investments—117.9% (Identified Cost $1,861,716,193) (f)		1,840,221,911
Liabilities in excess of other assets		(278,996,739)

Total Net Assets—100%		$1,561,225,172

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2007.
(b)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $20,865,856 and the collateral received consisted of cash in the amount of $21,123,080.
(c)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Zero Valued Security.
(f)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $1,861,716,193 and the composition of unrealized appreciation and depreciation of investment securities was $4,947,141 and $(26,441,423), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2007, the market value of 144A securities was $43,436,820, which is 2.8% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 6/30/2007	Unrealized Depreciation
Mexican Peso (Sold)	7/18/2007	37,129,000	$3,410,733	$3,437,480	$(26,747)
Mexican Peso (Sold)	7/18/2007	19,409,000	1,782,441	1,796,926	(14,485)
Mexican Peso (Sold)	7/18/2007	29,692,000	2,735,056	2,748,947	(13,891)
Mexican Peso (Bought)	7/18/2007	57,721,331	5,375,878	5,343,961	(31,917)

Net Unrealized Depreciation					$(87,040)

Futures Contracts
Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2007	Unrealized Appreciation/ Depreciation
Eurodollar Futures	12/15/2008	406	$96,364,779	$96,201,700	$(163,079)
German Government Bond 10 Year Futures	9/6/2007	195	29,535,037	29,197,063	(337,974)
U.S. Treasury Bonds Futures	9/19/2007	1,368	148,363,510	147,402,000	(961,510)
U.S. Treasury Notes 10 Year Futures	9/19/2007	90	9,393,115	9,513,281	120,166

Futures Contracts Short
U.S. Treasury Notes 2 Year Futures	9/28/2007	(136)	(27,610,183)	(27,714,250)	(104,067)
U.S. Treasury Notes 5 Year Futures	9/28/2007	(615)	(63,955,091)	(64,008,047)	(52,956)

Net Unrealized Depreciation					$(1,499,420)

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal National Mortgage Association
5.000% (15 Year TBA)	$(5,000,000)	$(4,831,250)
5.500% (15 Year TBA)	(28,500,000)	(28,072,500)
5.000% (30 Year TBA)	(72,400,000)	(67,807,089)

Total TBA Sale Commitments (Proceeds Cost $(100,439,445))		$(100,710,839)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$1,840,221,911
Foreign cash at value		15,308,560
Collateral for securities loaned		21,123,080
Receivable for:
Securities sold		552,145,941
Fund shares sold		2,929,572
Accrued interest and dividends		9,563,818
Foreign taxes		40,883
Futures variation margin		1,183,202

Total Assets		2,442,516,967
Liabilities
TBA sales commitments at value	$100,710,839
Payable for:
Fund shares redeemed	2,022,720
Securities purchased	755,921,596
Open forward currency contracts-net	87,040
Return of collateral for securities loaned	21,123,080
Due to custodian bank	14,057
Interest (Short)	500,000
Accrued expenses:
Management fees	477,112
Service and distribution fees	96,955
Deferred directors’ fees	43,687
Other expenses	294,709

Total Liabilities		881,291,795

Net Assets		$1,561,225,172

Net assets consists of:
Capital paid in		$1,580,511,604
Undistributed net investment income		36,357,646
Accumulated net realized losses		(31,639,784)
Unrealized depreciation on investments, futures contracts and foreign currency		(24,004,294)

Net Assets		$1,561,225,172

Computation of offering price:
Class A
Net asset value and redemption price per share ($964,617,748 divided by 9,143,690 shares outstanding)		$105.50

Class B
Net asset value and redemption price per share ($294,387,032 divided by 2,820,322 shares outstanding)		$104.38

Class E
Net asset value and redemption price per share ($302,220,392 divided by 2,881,722 shares outstanding)		$104.87

Identified cost of investments		$1,861,716,193

Identified cost of foreign cash		$15,960,906

Proceeds of TBA sales commitments		$(100,439,445)

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Interest		$40,711,148 (a)

Expenses
Management fees	$2,970,753
Service and distribution fees—Class B	360,004
Service and distribution fees—Class E	227,845
Directors’ fees and expenses	11,191
Custodian	106,180
Audit and tax services	15,861
Legal	5,384
Printing	178,587
Insurance	8,585
Miscellaneous	36,117

Total expenses	3,920,507
Management fee waivers	(70,514)	3,849,993

Net Investment Income		36,861,155

Realized and Unrealized Loss
Realized loss on:
Investments—net	(7,451,513)
Futures contracts—net	(8,944,361)
Foreign currency transactions—net	(1,566,099)
Options—net	(190,610)	(18,152,583)

Unrealized appreciation (depreciation) on:
Investments—net	(14,661,971)
Futures contracts—net	1,147,785
Foreign currency transactions—net	95,244	(13,418,942)

Net loss		(31,571,525)

Net Increase in Net Assets From Operations		$5,289,630

(a)	Includes income on securities loaned of $37,791.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$36,861,155	$58,657,875
Net realized loss	(18,152,583)	(1,303,278)
Unrealized appreciation (depreciation)	(13,418,942)	2,988,782

Increase in net assets from operations	5,289,630	60,343,379

From Distributions to Shareholders
Net investment income
Class A	(31,735,232)	(42,386,161)
Class B	(8,796,845)	(14,020,445)
Class E	(9,494,875)	(3,473,175)

	(50,026,952)	(59,879,781)

Net realized gain
Class A	0	(725,124)
Class B	0	(254,703)
Class E	0	(61,563)

	0	(1,041,390)

Total distributions	(50,026,952)	(60,921,171)

Increase in net assets from capital share transactions	41,914,480	501,967,625

Total increase (decrease) in net assets	(2,822,842)	501,389,833

Net Assets
Beginning of the period	1,564,048,014	1,062,658,181

End of the period	$1,561,225,172	$1,564,048,014

Undistributed Net Investment Income
End of the period	$36,357,646	$49,523,443

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	960,597	$103,905,517	1,309,616	$149,052,217
Shares issued through acquisition	0	0	2,439,488	252,316,286
Reinvestments	296,508	31,735,232	417,583	43,111,285
Redemptions	(977,162)	(105,705,945)	(2,210,795)	(235,921,903)

Net increase	279,943	$29,934,804	1,955,892	$208,557,885

Class B
Sales	413,601	$44,084,573	961,570	$101,978,890
Reinvestments	83,028	8,796,845	139,651	14,275,148
Redemptions	(399,593)	(42,768,464)	(530,496)	(56,296,346)

Net increase	97,036	$10,112,954	570,725	$59,957,692

Class E
Sales	199,493	$21,384,077	190,228	$20,158,770
Shares issued through acquisition	0	0	2,526,230	259,797,530
Reinvestments	89,212	9,494,875	34,435	3,534,738
Redemptions	(270,110)	(29,012,230)	(474,636)	(50,038,990)

Net increase	18,595	$1,866,722	2,276,257	$233,452,048

Increase derived from capital share transactions		$41,914,480		$501,967,625

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$108.62		$110.48	$113.72	$115.62	$112.74	$109.33

Income From Investment Operations
Net investment income	5.20	(d)	4.55	4.69	4.44	4.55	5.30
Net realized and unrealized gain (loss) of investments	(4.74	)(d)	0.01	(2.06)	0.41	1.93	3.57

Total from investment operations	0.46		4.56	2.63	4.85	6.48	8.87

Less Distributions
Distributions from net investment income	(3.58)		(6.31)	(4.55)	(4.76)	(3.60)	(5.46)
Distributions from net realized capital gains	0.00		(0.11)	(1.32)	(1.99)	0.00	0.00

Total distributions	(3.58)		(6.42)	(5.87)	(6.75)	(3.60)	(5.46)

Net Asset Value, End of Period	$105.50		$108.62	$110.48	$113.72	$115.62	$112.74

Total Return (%)	0.4	(b)	4.4	2.4	4.4	5.9	8.5
Ratio of operating expenses to average net assets (%)	0.42	(c)	0.46	0.47	0.46	0.47	0.51
Ratio of net investment income to average net assets (%)	4.81	(c)	4.28	3.96	3.57	3.69	4.53
Portfolio turnover rate (%)	824	(c)	503	890	458	428	356
Net assets, end of period (000)	$964,618		$962,770	$763,205	$814,560	$881,513	$939,369

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$107.36		$109.20	$112.47	$114.51	$111.84	$108.70

Income From Investment Operations
Net investment income	4.88	(d)	4.54	4.06	3.78	3.57	5.41
Net realized and unrealized gain (loss) of investments	(4.56	)(d)	(0.32)	(1.72)	0.73	2.58	3.11

Total from investment operations	0.32		4.22	2.34	4.51	6.15	8.52

Less Distributions
Distributions from net investment income	(3.30)		(5.95)	(4.29)	(4.56)	(3.48)	(5.38)
Distributions from net realized capital gains	0.00		(0.11)	(1.32)	(1.99)	0.00	0.00

Total distributions	(3.30)		(6.06)	(5.61)	(6.55)	(3.48)	(5.38)

Net Asset Value, End of Period	$104.38		$107.36	$109.20	$112.47	$114.51	$111.84

Total Return (%)	0.3	(b)	4.1	2.2	4.2	5.6	8.2
Ratio of operating expenses to average net assets (%)	0.67	(c)	0.71	0.72	0.71	0.72	0.76
Ratio of net investment income to average net assets (%)	4.56	(c)	4.04	3.73	3.35	3.40	4.28
Portfolio turnover rate (%)	824	(c)	503	890	458	428	356
Net assets, end of period (000)	$294,387		$292,377	$235,057	$143,107	$91,135	$47,690

(a)	Commencement of operations was April 23, 2002 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$107.89		$109.73	$112.97	$114.98	$112.26	$105.14

Income From Investment Operations
Net investment income	5.01	(d)	7.07	4.34	3.52	3.19	1.70
Net realized and unrealized gain (loss) of investments	(4.64	)(d)	(2.71)	(1.89)	1.12	3.09	5.42

Total from investment operations	0.37		4.36	2.45	4.64	6.28	7.12

Less Distributions
Distributions from net investment income	(3.39)		(6.09)	(4.37)	(4.66)	(3.56)	0.00
Distributions from net realized capital gains	0.00		(0.11)	(1.32)	(1.99)	0.00	0.00

Total distributions	(3.39)		(6.20)	(5.69)	(6.65)	(3.56)	0.00

Net Asset Value, End of Period	$104.87		$107.89	$109.73	$112.97	$114.98	$112.26

Total Return (%)	0.3	(b)	4.3	2.3	4.3	5.7	6.8	(b)
Ratio of operating expenses to average net assets (%)	0.57	(c)	0.61	0.62	0.61	0.62	0.66	(c)
Ratio of net investment income to average net assets (%)	4.66	(c)	4.16	3.81	3.44	3.48	4.25	(c)
Portfolio turnover rate (%)	824	(c)	503	890	458	428	356
Net assets, end of period (000)	$302,220		$308,901	$64,396	$65,275	$45,534	$18,318

(a)	Commencement of operations was April 23, 2002 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Bond Income Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States, which closes before the close of the New York Stock Exchange, will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2007 was approximately $665,882,659.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/14	Total
$11,489,437	$11,489,437

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$59,985,989	$46,837,877	$935,182	$5,742,559	$—	$—	$60,921,171	$52,580,436

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$49,809,800	$—	$(12,812,545)	$(11,489,437)	$25,507,818

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$6,309,024,028	$181,521,383	$6,202,920,297	$24,234,446

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Bond Income	$2,900,239	0.400%	Of the first $1 billion
		0.350%	Of the next $1 billion
		0.300%	Of the next $1 billion
		0.250%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Bond Income Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the BlackRock Bond Income Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.025%	Over $	1 billion and less than $2 billion

Amounts waived for the six months ended June 30, 2007 are shown as management fee waivers in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc. BlackRock Diversified Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the BlackRock Diversified Portfolio returned 4.4%, compared to its benchmark, a blend of the Russell 1000 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned 4.7%. The average return of its peer group, the Lipper Variable Insurance Products Mixed-Asset Target Allocation Growth Funds Universe3, was 6.3% over the same period.

PORTFOLIO REVIEW

There was little change in the underlying picture for the U.S. economy from the first quarter to the second. The housing sector remained in a downturn as the continued large overhang of unsold houses and the weak level of sales indicated that prices had not yet reached a market-clearing level. Consumer spending remained remarkably resilient in the face of the housing downturn and high gasoline prices. Nonetheless, the case for a modest retrenchment in spending has been very compelling. Employment growth slowed, debt-servicing costs remained high and confidence eroded. But as long as the labor market holds up, we believe consumer spending growth should slow, not collapse. The global economy continued to expand at a steady pace, despite the slowdown in the U.S. We believe this highlighted a more balanced global economy and view it as a positive development. The global policy environment remained moderately accommodative and we believe there is significant potential demand for infrastructure spending around the world.

Year-to-date, returns for equities have been quite good, but have come with some disruptive bumps along the way. From a big picture perspective, the economic and financial environment remained in remarkably good shape, given the various events of recent years. For example, the global economy enjoyed its strongest run of growth in three decades, yet inflation remained low; the equity bull market continued into its fifth year, yet valuations were reasonable in most regions and the U.S. housing bubble burst, yet there has been little impact on employment and consumer spending. We believe the favorable environment owed a lot to the bullish effects of globalization, technological innovations and market reforms. Importantly, these are long-term structural, and not cyclical, developments.

The Portfolio held overweight positions relative to the benchmark in information technology, consumer discretionary, healthcare, energy and materials. There were underweights in the consumer staples, financials, utilities, telecommunication services and industrials sectors.

The Portfolio’s performance in comparison to that of the benchmark was hindered by security selection and an overweight position in the consumer discretionary sector, including holdings in clothing retailer American Eagle Outfitters and motorcycle manufacturer Harley-Davidson. Another drag on relative performance came from our underweight position and stock selection in industrials, especially our ownership of Continental Airlines, which was hurt along with the entire industry by higher fuel prices. Finally, stock selection in information technology, utilities and financials and an underweight in telecommunication services detracted from relative performance.

Much of the Portfolio’s positive equity performance relative to the benchmark during the six-month period came from stock selection in energy, healthcare and consumer staples. In energy, it was our preference for integrated firms and refiners—such as Tesoro Corp., Marathon Oil Corp., and Valero Energy Corp.—over the exploration & production firms that was particularly beneficial to performance. In healthcare, standout positions included pharmaceutical firm Schering-Plough and pharmacy benefits manager Medco Health Solutions. In consumer staples, our positions in Energizer Holdings, Estee Lauder and Kroger further enhanced performance. Finally, in financials, Portfolio performance was helped by a significant underweight in this sector versus the benchmark, particularly in commercial banks, which lagged in the first half of 2007.

For the fixed income portion of the Portfolio, performance benefited from an underweight in U.S. agency debt and from our holdings in the high yield sector. Detracting from performance was our duration positioning, primarily our short posture in the first quarter, when rates were rallying. We were also overweight in commercial mortgage-backed securities (CMBS) and financials, which detracted from performance as both areas were weakened by market reactions to the subprime mortgage turmoil.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

3 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 INDEX AND THE LEHMAN BROTHERS

AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2007

	BlackRock Diversified Portfolio			Russell 1000 Index	Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	4.4%	4.3%	4.3%	7.2%	1.0%
1 Year	14.4	14.1	14.2	20.4	6.1
5 Years	8.2	—	8.1	11.3	4.5
10 Years	5.9	—	—	7.6	6.0
Since Inception	—	7.7	4.0	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	12.2%
Federal Home Loan Mortgage Corp.	3.1%
Exxon Mobil Corp.	2.8%
Federal Home Loan Bank	2.1%
Microsoft Corp.	1.8%
Chevron Corp.	1.5%
Pfizer, Inc.	1.5%
Cisco Systems, Inc.	1.5%
JPMorgan Chase & Co.	1.4%
American International Group, Inc.	1.4%

Top Equity Sectors

% of Equity Market Value
Information Technology	20.3%
Health Care	16.5%
Financials	15.9%
Consumer Discretionary	15.3%
Energy	13.6%

Top Fixed Income Sectors

% of Fixed Income Market Value
Mortgages	58.1%
Commercial Mortgage-Backed	16.9%
Investment Grade Corporate	14.7%
U.S. Treasury	3.5%
High Yield Corporate	2.7%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
BlackRock Diversified—Class A	Actual	0.49%	$1,000.00	$1,043.80	$2.48
	Hypothetical	0.49%	$1,000.00	$1,022.33	$2.46

BlackRock Diversified—Class B	Actual	0.74%	$1,000.00	$1,042.70	$3.75
	Hypothetical	0.74%	$1,000.00	$1,021.07	$3.71

BlackRock Diversified—Class E	Actual	0.64%	$1,000.00	$1,043.10	$3.24
	Hypothetical	0.64%	$1,000.00	$1,021.58	$3.21

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—68.5% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.5%
Honeywell International, Inc.	220,000	$12,381,600
L-3 Communications Holdings, Inc.	17,200	1,675,108
Lockheed Martin Corp.	18,400	1,731,992
Raytheon Co.	240,800	12,976,712

		28,765,412

Airlines—1.2%
AMR Corp. (a) (b)	417,500	11,001,125
Continental Airlines, Inc. (Class B) (b)	331,000	11,210,970

		22,212,095

Auto Components—0.7%
Gentex Corp.	100,000	1,969,000
The Goodyear Tire & Rubber Co.	330,000	11,470,800

		13,439,800

Automobiles—0.4%
Harley-Davidson, Inc. (a)	129,800	7,737,378

Biotechnology—0.4%
Biogen Idec, Inc. (b)	150,000	8,025,000

Capital Markets—3.6%
Janus Capital Group, Inc. (a)	59,700	1,662,048
Lehman Brothers Holdings, Inc.	220,000	16,394,400
Morgan Stanley	250,000	20,970,000
The Bear Stearns Co., Inc.	80,000	11,200,000
The Goldman Sachs Group, Inc.	90,000	19,507,500

		69,733,948

Chemicals—1.4%
Albemarle Corp.	35,000	1,348,550
Cabot Corp.	32,100	1,530,528
E. I. du Pont de Nemours & Co.	130,000	6,609,200
The Dow Chemical Co.	130,000	5,748,600
The Lubrizol Corp.	190,000	12,264,500

		27,501,378

Commercial Services & Supplies—0.5%
Anacomp, Inc. (Class B) (b)	1	5
R.R. Donnelley & Sons Co.	140,000	6,091,400
Steelcase, Inc. (a)	74,000	1,369,000
The Dun & Bradstreet Corp.	30,000	3,089,400

		10,549,805

Communications Equipment—1.6%
ADC Telecommunications, Inc. (b)	60,000	1,099,800
Cisco Systems, Inc. (b)	1,010,000	28,128,500
Juniper Networks, Inc. (b)	100,000	2,517,000

		31,745,300

Computers & Peripherals—4.3%
Apple, Inc. (b)	80,000	9,763,200
EMC Corp.	970,000	17,557,000

Security Description	Shares	Value*

Computers & Peripherals—(Continued)
Hewlett-Packard Co.	550,000	$24,541,000
International Business Machines Corp. (a)	250,000	26,312,500
Lexmark International, Inc. (Class A) (a) (b)	80,000	3,944,800

		82,118,500

Construction & Engineering—0.3%
Quanta Services, Inc. (a) (b)	210,000	6,440,700

Containers & Packaging—0.5%
Crown Holdings, Inc.	60,700	1,515,679
Packaging Corp. of America	230,000	5,821,300
Sealed Air Corp.	45,300	1,405,206

		8,742,185

Diversified Financial Services—2.6%
Bank of America Corp.	110,000	5,377,900
CIT Group, Inc.	121,100	6,639,913
Citigroup, Inc.	200,000	10,258,000
JPMorgan Chase & Co.	570,000	27,616,500

		49,892,313

Diversified Telecommunication Services—0.5%
AT&T, Inc.	190,000	7,885,000
Qwest Communications International, Inc. (a) (b)	178,300	1,729,510

		9,614,510

Electrical Equipment—0.6%
Rockwell Automation, Inc.	140,000	9,721,600
Roper Industries, Inc.	40,000	2,284,000

		12,005,600

Electronic Equipment & Instruments—0.7%
Avnet, Inc.	36,300	1,438,932
Mettler-Toledo International, Inc. (b)	14,700	1,403,997
National Instruments Corp.	40,000	1,302,800
Vishay Intertechnology, Inc. (b)	574,700	9,091,754

		13,237,483

Energy Equipment & Services—1.4%
ENSCO International, Inc.	230,000	14,032,300
Tidewater, Inc. (a)	170,000	12,049,600

		26,081,900

Food & Staples Retailing—0.5%
Safeway, Inc. (b)	44,000	1,497,320
The Kroger Co. (b)	309,800	8,714,674

		10,211,994

Food Products—0.1%
H.J. Heinz Co.	34,300	1,628,221

Health Care Equipment & Supplies—1.0%
Kinetic Concepts, Inc. (b)	149,700	7,779,909
Zimmer Holdings, Inc. (b)	140,000	11,884,600

		19,664,509

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—5.0%
Aetna, Inc.	290,000	$14,326,000
AmerisourceBergen Corp.	30,700	1,518,729
CIGNA Corp.	90,000	4,699,800
Coventry Health Care, Inc. (b)	171,411	9,881,844
Express Scripts, Inc. (b)	300,000	15,003,000
McKesson Corp. (b)	151,800	9,053,352
Medco Health Solutions, Inc. (b)	191,400	14,927,286
UnitedHealth Group, Inc.	370,000	18,921,800
WellPoint, Inc. (b)	112,200	8,956,926

		97,288,737

Hotels, Restaurants & Leisure—0.8%
Brinker International, Inc.	46,900	1,372,763
McDonald’s Corp.	269,700	13,689,972

		15,062,735

Household Durables—0.8%
Mohawk Industries, Inc. (a) (b)	140,000	14,110,600
NVR, Inc. (a)	1,800	1,223,550

		15,334,150

Household Products—0.8%
Energizer Holdings, Inc. (b)	101,700	10,129,320
Procter & Gamble Co.	88,900	5,439,791

		15,569,111

Industrial Conglomerates—1.1%
General Electric Co.	570,000	21,819,600

Insurance—3.7%
Alleghany Corp. (a) (b)	3,900	1,585,350
American International Group, Inc.	380,000	26,611,400
CNA Financial Corp. (a)	31,500	1,502,235
Prudential Financial, Inc.	20,000	1,944,600
SAFECO Corp.	22,700	1,413,302
The Allstate Corp.	151,600	9,324,916
The Chubb Corp.	164,500	8,906,030
The Travelers Cos., Inc.	252,100	13,487,350
Transatlantic Holdings, Inc.	21,400	1,522,182
W.R. Berkley Corp.	144,275	4,694,709

		70,992,074

Internet Software & Services—0.9%
eBay, Inc. (b)	520,000	16,733,600

IT Services—0.7%
Ceridian Corp. (b)	50,000	1,750,000
Computer Sciences Corp. (b)	54,500	3,223,675
Convergys Corp. (b)	59,200	1,435,008
DST Systems, Inc. (b)	50,000	3,960,500
Electronic Data Systems Corp.	53,900	1,494,647
Unisys Corp. (b)	187,000	1,709,180

		13,573,010

Security Description	Shares	Value*

Leisure Equipment & Products—0.1%
Hasbro, Inc.	47,700	$1,498,257
Mattel, Inc.	54,900	1,388,421

		2,886,678

Life Sciences Tools & Services—0.3%
Waters Corp. (b)	85,200	5,057,472

Machinery—0.8%
Cummins, Inc.	40,000	4,048,400
Terex Corp.	140,000	11,382,000

		15,430,400

Media—2.6%
Citadel Broadcasting Corp. (a)	40,065	258,416
Meredith Corp.	25,300	1,558,480
The McGraw-Hill Cos., Inc.	190,000	12,935,200
The Walt Disney Co.	521,700	17,810,838
Time Warner, Inc.	790,000	16,621,600

		49,184,534

Metals & Mining—2.0%
Nucor Corp.	180,000	10,557,000
Southern Copper Corp. (a)	150,000	14,139,000
United States Steel Corp.	130,000	14,137,500

		38,833,500

Multiline Retail—1.7%
Dollar Tree Stores, Inc. (b)	37,000	1,611,350
Family Dollar Stores, Inc.	47,000	1,613,040
J.C. Penney Co., Inc.	150,000	10,857,000
Kohl’s Corp. (b)	182,200	12,941,666
Nordstrom, Inc.	28,100	1,436,472
Target Corp.	60,000	3,816,000

		32,275,528

Office Electronics—0.1%
Xerox Corp.	89,100	1,646,568

Oil, Gas & Consumable Fuels—8.0%
Chevron Corp.	350,000	29,484,000
Exxon Mobil Corp.	640,000	53,683,200
Holly Corp.	23,100	1,713,789
Marathon Oil Corp.	280,000	16,788,800
Noble Energy, Inc.	160,000	9,982,400
Sunoco, Inc.	170,000	13,545,600
Tesoro Corp.	240,000	13,716,000
Valero Energy Corp.	220,000	16,249,200

		155,162,989

Personal Products—0.6%
The Estee Lauder Cos., Inc. (Class A) (a)	259,700	11,818,947

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—4.7%
Eli Lilly & Co.	270,000	$15,087,600
Forest Laboratories, Inc. (b)	30,000	1,369,500
Johnson & Johnson	56,200	3,463,044
Merck & Co., Inc.	410,000	20,418,000
Pfizer, Inc.	1,140,000	29,149,800
Schering-Plough Corp.	580,000	17,655,200
Sepracor, Inc. (b)	80,000	3,281,600

		90,424,744

Road & Rail—0.2%
YRC Worldwide, Inc. (a)	100,000	3,680,000

Semiconductors & Semiconductor Equipment—2.4%
Applied Materials, Inc.	770,000	15,299,900
Integrated Device Technology, Inc. (b)	460,000	7,024,200
KLA-Tencor Corp.	250,000	13,737,500
Microchip Technology, Inc.	30,000	1,111,200
Novellus Systems, Inc. (a) (b)	46,100	1,307,857
Teradyne, Inc. (b)	405,100	7,121,658

		45,602,315

Software—3.4%
BMC Software, Inc. (b)	46,100	1,396,830
CA, Inc.	57,200	1,477,476
Cadence Design Systems, Inc. (b)	66,200	1,453,752
Compuware Corp. (a) (b)	149,000	1,767,140
McAfee, Inc. (b)	46,100	1,622,720
Microsoft Corp.	1,180,000	34,774,600
Oracle Corp. (b)	1,060,000	20,892,600
Synopsys, Inc. (b)	53,100	1,403,433

		64,788,551

Specialty Retail—2.1%
American Eagle Outfitters, Inc.	400,100	10,266,566
AutoZone, Inc. (b)	21,400	2,923,668
GameStop Corp. (Class A) (b)	60,000	2,346,000
RadioShack Corp. (a)	53,600	1,776,304
Ross Stores, Inc.	284,400	8,759,520
Tiffany & Co.	270,000	14,326,200

		40,398,258

Textiles, Apparel & Luxury Goods—1.4%
Nike, Inc. (Class B)	290,000	16,904,100
Polo Ralph Lauren Corp.	110,000	10,792,100

		27,696,200

Trading Companies & Distributors—0.5%
W.W. Grainger, Inc.	100,000	9,305,000

Total Common Stock (Identified Cost $1,153,887,009)		1,319,912,732

Fixed Income—32.3%
Security Description	Face Amount	Value*

Aerospace & Defense—0.0%
L-3 Communications Corp. 6.375%, 10/15/15	$75,000	$70,875

Asset Backed—0.7%
Amortizing Residential Collateral Trust 6.420%, 06/25/32 (c)	310,783	312,219
Ares VIII CLO, Ltd. (144A) 8.010%, 02/26/16 (c)	1,150,000	1,156,233
Capital Auto Receivables Asset Trust 4.050%, 07/15/09 (c)	3,222,748	3,207,177
Countrywide Asset-Backed Certificates 7.045%, 12/25/31 (c)	145,282	145,384
Ford Credit Auto Owner Trust 5.070%, 12/15/10	4,150,000	4,127,504
GE Business Loan Trust (144A) 6.620%, 04/15/31 (c)	594,512	604,131
Hedged Mutual Fund Fee Trust (144A) 5.220%, 11/30/10	112,423	113,319
Knollwood CDO, Ltd. (144A) 8.550%, 02/08/39 (c)	749,872	682,383
Long Beach Mortgage Loan Trust 6.420%, 03/25/34 (c)	1,375,000	1,380,597
Structured Asset Investment Loan Trust 8.245%, 04/25/33 (c)	78,778	78,907
Wachovia Capital Corp. 5.800%, 03/15/42 (c)	750,000	746,732

		12,554,586

Biotechnology—0.0%
Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	375,000	377,812

Capital Markets—0.7%
Morgan Stanley 5.050%, 01/21/11	1,580,000	1,547,335
5.600%, 01/09/12 (c)	8,540,000	8,524,389
6.750%, 04/15/11	550,000	570,254
The Goldman Sachs Group, Inc. 5.250%, 10/15/13	3,620,000	3,509,351

		14,151,329

Chemicals—0.1%
Lyondell Chemical Co. 6.875%, 06/15/17	415,000	400,475
8.000%, 09/15/14	175,000	179,812
Momentive Performance Materials, Inc. (144A) 10.125%, 12/01/14	340,000	340,850

		921,137

Commercial Banks—0.6%
HBOS Treasury Services, Plc. (144A) 3.750%, 09/30/08	1,780,000	1,743,727
5.000%, 11/21/11	4,290,000	4,206,319

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
U.S. Bank, N.A. 4.400%, 08/15/08	$1,375,000	$1,355,846
Wachovia Bank, N.A. 4.375%, 08/15/08	835,000	823,235
Wells Fargo & Co. 4.200%, 01/15/10	855,000	833,348
4.625%, 08/09/10	1,710,000	1,672,154
4.875%, 01/12/11	590,000	579,091

		11,213,720

Commercial Mortgage-Backed Securities—6.0%
Banc of America Commercial Mortgage, Inc. 5.024%, 11/10/42 (c)	3,630,000	3,557,055
5.118%, 07/11/43	5,365,000	5,255,397
7.333%, 10/15/09	3,785,000	3,904,798
Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	2,703,799	2,656,816
4.674%, 06/11/41	930,000	865,117
5.920%, 10/15/36
Chase Commerical Mortgage Securities Corp. 7.319%, 10/15/32	1,575,000	1,643,238
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	4,000,000	3,834,789
CS First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (c)	4,000,000	3,656,534
4.940%, 12/15/35	4,405,000	4,251,940
5.183%, 11/15/36	4,205,000	4,112,934
5.603%, 07/15/35	3,850,000	3,842,761
7.325%, 04/15/62	1,436,927	1,451,057
First Union National Bank Commercial Mortgage 6.663%, 01/12/43	3,710,000	3,833,239
First Union National Bank Commercial Mortgage (144A) 7.793%, 12/15/31 (c)	3,700,000	3,879,726
G.S. Mortgage Securities Corp. II 5.560%, 11/10/39 (c)	1,455,000	1,423,232
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	3,480,000	3,341,935
4.996%, 12/10/37	4,340,000	4,223,258
6.269%, 12/10/35	3,440,000	3,524,890
GMAC Commercial Mortgage Securities, Inc. 7.455%, 08/16/33	3,196,475	3,334,910
Greenwich Capital Commercial Funding Corp. 5.444%, 01/10/17 (c)	3,525,000	3,412,617
5.479%, 04/10/37 (c)	1,120,000	1,080,081
6.113%, 07/10/38 (c)	3,280,000	3,310,301
Harborview Mortgage Loan Trust 5.630%, 11/19/35 (c)	2,239,044	2,246,460
JPMorgan Commercial Mortgage Finance Corp. 6.658%, 10/15/35 (c)	175,000	177,070
7.351%, 09/15/29	3,945,000	4,020,090
JPMorgan Mortgage Trust 3.885%, 08/25/34 (c)	4,480,314	4,411,450

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
LB-UBS Commercial Mortgage Trust 3.636%, 08/15/08	$1,778,265	$1,747,470
4.023%, 09/15/26	2,205,777	2,174,335
4.071%, 09/15/26	1,987,374	1,932,460
5.372%, 09/15/39	1,570,000	1,516,179
5.430%, 02/15/40 (c)	2,800,000	2,706,971
5.642%, 12/15/25 (c)	2,275,113	2,281,873
5.934%, 12/15/25	1,600,000	1,614,479
7.950%, 05/15/25 (c)	3,646,829	3,832,554
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	2,761,847	2,800,982
Morgan Stanley Capital I 6.630%, 07/15/30	1,025,000	1,031,678
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	3,920,000	4,036,205
WaMu Commercial Mortgage Securities Trust (144A) 4.240%, 05/25/36	1,835,172	1,814,705
Washington Mutual, Inc. 3.423%, 04/25/33 (c)	3,090,854	3,054,472
3.695%, 05/25/33 (c)	2,700,000	2,664,484

		115,860,503

Commercial Services & Supplies—0.0%
United Rentals N.A., Inc. 6.500%, 02/15/12	75,000	73,687

Communications Equipment—0.0%
Intelsat Bermuda, Ltd. 9.250%, 06/15/16	195,000	207,187
Intelsat Corp. 9.000%, 06/15/16	145,000	151,888

		359,075

Computers & Peripherals—0.0%
Seagate Technology HDD Holdings 6.800%, 10/01/16	95,000	91,200

Consumer Finance—0.1%
SLM Corp. 5.125%, 08/27/12	1,700,000	1,504,838
5.400%, 10/25/11	890,000	815,156

		2,319,994

Containers & Packaging—0.0%
Ball Corp. 6.875%, 12/15/12	530,000	530,000

Diversified Financial Services—1.9%
AES Ironwood, LLC 8.857%, 11/30/25	125,552	139,362
AES Red Oak, LLC 9.200%, 11/30/29	50,000	59,000
Bank of America Corp. 5.300%, 03/15/17	975,000	931,013
6.100%, 06/15/17	1,600,000	1,618,133

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
Citigroup, Inc. 4.125%, 02/22/10	$3,150,000	$3,055,743
5.875%, 05/29/37	1,765,000	1,682,657
6.125%, 08/25/36	125,000	122,740
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (c)	2,460,000	2,370,117
General Electric Capital Corp. 5.000%, 12/01/10	2,825,000	2,787,416
5.000%, 11/15/11	7,320,000	7,173,373
5.000%, 04/10/12	1,080,000	1,054,108
Goldman Sachs Capital II 5.793%, 12/29/49 (c)	1,510,000	1,473,677
HSBC Finance Corp. 6.400%, 06/17/08	1,985,000	2,002,309
JPMorgan Chase Bank 6.000%, 07/05/17	2,500,000	2,500,075
Lehman Brothers Holdings, Inc. 5.500%, 05/25/10 (c)	3,375,000	3,372,020
5.857%, 11/29/49	1,615,000	1,581,986
Mellon Capital 6.244%, 06/29/49 (c)	900,000	908,118
SunTrust Capital VIII 6.100%, 12/01/66 (c)	750,000	686,817
Telecom Italia Capital S.A. 5.250%, 10/01/15	975,000	906,619
Wind Acquisition Finance S.A. (144A) 10.750%, 12/01/15	295,000	338,513
ZFS Finance USA Trust I (144A) 6.500%, 05/09/37 (c)	900,000	870,430

		35,634,226

Diversified Telecommunication Services—0.1%
Cincinnati Bell, Inc. 7.250%, 07/15/13	50,000	51,250
GTE Corp. 6.940%, 04/15/28	100,000	102,850
Qwest Corp. 8.610%, 06/15/13 (c)	285,000	309,225
Windstream Corp. 8.125%, 08/01/13	410,000	428,450
8.625%, 08/01/16	295,000	311,963

		1,203,738

Electric Utilities—0.1%
CenterPoint Energy, Inc. 7.250%, 09/01/10	345,000	360,279
Elwood Energy, LLC 8.159%, 07/05/26	125,864	132,190
Florida Power & Light Co. 5.625%, 04/01/34	300,000	281,181
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,125,000	1,060,268
PECO Energy Co. 4.750%, 10/01/12	650,000	624,304

		2,458,222

Security Description	Face Amount	Value*

Energy Equipment & Services—0.0%
Colorado Interstate Gas Co. 6.800%, 11/15/15	$90,000	$92,557
Targa Resources, Inc. (144A) 8.500%, 11/01/13	20,000	20,300
Tennessee Gas Pipeline Co. 7.000%, 10/15/28 (a)	190,000	195,666
Transcontinental Gas Pipeline Corp. 8.875%, 07/15/12	100,000	112,000

		420,523

Federal Agencies—19.6%
Federal Home Loan Mortgage Corp. 1.000%, 01/01/37	3,022,003	3,021,108
1.330%, 06/15/37 (d)	34,830,000	1,613,609
3.913%, 06/01/34 (c)	6,767,947	6,613,145
4.500%, 05/01/18	4,347,766	4,144,844
4.500%, 05/01/19	1,667,043	1,586,374
4.500%, 12/01/19	700,230	666,346
4.500%, 03/01/20	813,682	772,626
4.500%, 04/01/20	264,255	250,921
4.500%, 05/01/20	179,850	170,775
4.500%, 08/01/20	2,544,950	2,421,800
4.500%, 01/01/21	1,049,681	996,717
5.000%, 12/01/18	599,643	581,713
5.000%, 10/01/20	708,127	684,876
5.000%, 11/01/20	217,512	210,370
5.500%, 04/15/26	3,543,639	3,538,600
5.500%, 07/01/33	3,480,543	3,372,914
5.500%, 10/01/35	773,226	747,502
5.500%, 03/01/37	5,937,056	5,726,229
5.500%, 04/01/37	7,468,131	7,202,934
5.500%, 06/01/37	497,453	479,788
5.000%, 12/15/17	4,340,000	4,212,093
5.000%, 04/01/20	545,221	527,319
5.000%, 06/01/36	971,075	911,011
5.000%, TBA	16,000,000	15,460,000
5.500%, 07/15/27	4,611,792	4,599,025
5.500%, 05/15/29	10,655,259	10,548,159
5.500%, 10/15/33	2,806,098	2,790,245
5.500%, 03/15/34	4,844,635	4,816,814
5.500%, 05/15/34	4,234,576	4,207,173
5.750%, 06/27/16	2,700,000	2,718,819
5.750%, 04/01/37 (c)	3,400,000	3,395,706
6.000%, TBA	2,000,000	2,008,124
Federal National Mortgage Association 4.000%, 06/01/19	4,412,894	4,094,878
4.500%, 10/01/18	1,132,392	1,078,982
4.500%, 08/01/35	3,350,342	3,049,645
4.500%, 09/01/35	626,870	570,608
4.500%, TBA	1,100,000	1,043,625
5.000%, 06/01/18	1,426,347	1,383,713
5.000%, 01/01/21	3,914,074	3,797,081
5.000%, 06/01/23	1,688,254	1,611,820
5.000%, 11/01/33	9,903,094	9,328,368
5.000%, 03/01/34	25,337,593	23,867,126

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.000%, 08/01/34	$5,378,179	$5,066,056
5.000%, 07/01/35	229,640	215,757
5.000%, 12/01/35	344,710	323,871
5.000%, 05/01/36	31,092,655	29,212,936
5.000%, 07/01/36 (d)	6,603,344	1,602,976
5.000%, TBA	1,000,000	966,250
5.125%, 01/02/14	1,350,000	1,319,028
5.500%, 10/01/18	1,208,743	1,195,065
5.500%, 12/01/18	932,931	922,374
5.500%, 01/01/19	1,380,993	1,365,366
5.500%, 03/01/19	30,653	30,306
5.500%, 05/01/19	1,735,923	1,716,576
5.500%, 07/01/19	564,238	557,181
5.500%, 09/01/19	15,136,706	14,966,358
5.500%, 06/01/20	1,743,338	1,723,908
5.500%, 07/01/20	4,423,435	4,373,078
5.500%, 09/01/20	622,884	614,121
5.500%, 01/01/21	117,414	115,701
5.500%, 02/01/21	197,242	194,364
5.500%, 01/01/24	935,214	914,380
5.500%, 02/15/27	4,270,456	4,264,140
5.500%, 05/25/27	1,281,100	1,277,752
5.500%, 04/25/30	2,593,088	2,585,826
5.500%, 04/01/33	2,228,512	2,159,188
5.500%, 11/01/33	2,875,601	2,786,146
5.500%, 02/01/34	6,123,357	5,932,871
5.500%, 04/01/34	8,347,309	8,088,311
5.500%, 05/25/34	3,007,037	2,981,224
5.500%, 11/01/34	5,923,076	5,734,634
5.500%, 04/01/35	1,863,028	1,801,421
5.500%, 06/01/35	1,779,648	1,720,798
5.500%, 11/01/35 (d)	5,381,603	1,443,297
5.500%, 12/01/35	5,282,504	5,114,442
5.500%, 01/01/36	15,090,632	14,591,612
5.500%, 01/25/36 (d)	2,095,518	569,170
5.500%, TBA	21,300,000	20,541,188
6.000%, 04/01/16	555,727	558,873
6.000%, 05/01/20	201,595	202,494
6.000%, 03/01/21	185,769	186,649
6.000%, 05/01/21	943,346	947,814
6.000%, 06/01/21	104,703	105,199
6.000%, 07/01/21	1,402,163	1,408,805
6.000%, 08/01/21	1,629,180	1,636,897
6.000%, 02/01/34	2,729,916	2,713,909
6.000%, 08/01/34	1,621,491	1,611,983
6.000%, 04/01/35	6,434,686	6,404,859
6.000%, 05/01/36	2,820,474	2,791,868
6.000%, TBA	34,900,000	34,518,264
6.500%, 01/01/14	454,439	465,008
6.500%, 08/01/16	2,525	2,581
6.500%, 09/01/16	391,649	400,238
6.500%, 02/01/17	72,668	74,261
6.500%, 12/01/29 (c)	999,106	1,019,228
6.500%, 08/01/36	909,759	918,608

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.500%, 09/01/36	$1,657,520	$1,673,641
6.500%, TBA	9,300,000	9,378,473
7.000%, 12/01/07	612	612
8.500%, 02/01/09	24,252	24,552
9.000%, 04/01/16	1,248	1,293
Government National Mortgage Association 5.000%, 10/20/33	6,160,217	5,813,500
5.500%, 04/15/33	469,433	456,530
6.000%, 02/15/09	51,044	51,240
6.000%, 09/20/33	974,326	971,201
6.000%, 10/20/33	1,597,021	1,596,029
6.000%, 11/20/33	2,188,662	2,181,642
6.500%, 07/15/14	34,094	34,884
7.500%, 12/15/14	546,232	567,430

		378,529,762

Foreign Government—0.8%
Argentina Government International Bond 5.475%, 08/03/12 (c)	1,930,000	1,408,900
8.280%, 12/31/33	125,011	120,636
Israel Government AID Bond 5.500%, 12/04/23	3,175,000	3,149,438
Japan 15 Year Government Bond 1.250%, 11/20/21 (JPY) (c)	715,000,000	5,723,616
Mexico Government International Bond 5.625%, 01/15/17 (a)	2,050,000	2,006,950
Russian Federation 7.500%, 03/31/30 (c)	1,213,900	1,337,111
United Mexican States 8.000%, 12/07/23 (MXN)	11,400,000	1,084,894
Venezuela Government International Bond 7.650%, 04/21/25	260,000	237,900

		15,069,445

Health Care Providers & Services—0.1%
WellPoint, Inc. 5.850%, 01/15/36	335,000	305,685
5.950%, 12/15/34	700,000	648,452

		954,137

Hotels, Restaurants & Leisure—0.1%
Caesars Entertainment, Inc. 7.875%, 03/15/10	950,000	972,610
Mohegan Tribal Gaming Authority 6.125%, 02/15/13	125,000	121,250
Travelport, LLC 9.875%, 09/01/14	55,000	58,300

		1,152,160

Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc. 7.375%, 02/01/16	170,000	170,425
Reliant Energy, Inc. 6.750%, 12/15/14	165,000	168,300

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Independent Power Producers & Energy Traders—(Continued)
TXU Corp. 4.800%, 11/15/09 (c)	$2,075,000	$2,018,882

		2,357,607

Insurance—0.2%
Chubb Corp. 6.375%, 03/29/67 (c)	1,100,000	1,075,689
Lincoln National Corp. 6.050%, 04/20/67	675,000	644,479
7.000%, 05/17/66 (c)	640,000	656,691
The Progressive Corp. 6.700%, 06/15/37 (c)	1,040,000	1,033,624
The Travelers Cos., Inc. 6.250%, 03/15/67 (c)	735,000	706,298

		4,116,781

Machinery—0.0%
Briggs & Stratton Corp. 8.875%, 03/15/11	100,000	106,387

Media—0.4%
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	650,000	725,601
Comcast Corp. 6.500%, 11/15/35	555,000	537,989
7.050%, 03/15/33	275,000	283,836
EchoStar DBS Corp. 5.750%, 10/01/08	1,000,000	997,500
7.000%, 10/01/13	60,000	59,100
7.125%, 02/01/16	65,000	63,538
Idearc, Inc. 8.000%, 11/15/16	305,000	308,050
News America, Inc. 6.200%, 12/15/34	640,000	596,602
TCI Communications, Inc. 7.875%, 02/15/26	1,300,000	1,449,106
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	350,000	401,778
Time Warner, Inc. 6.875%, 05/01/12	1,875,000	1,956,131

		7,379,231

Metals & Mining—0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/17	945,000	1,008,787
Ispat Inland, U.L.C. 9.750%, 04/01/14	155,000	171,791

		1,180,578

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	975,000	1,011,618

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—0.1%
Chesapeake Energy Corp. 6.250%, 01/15/18	$40,000	$37,350
6.375%, 06/15/15	95,000	90,606
6.875%, 11/15/20	95,000	90,963
KCS Energy, Inc. 7.125%, 04/01/12	70,000	69,125
Newfield Exploration Co. 6.625%, 09/01/14	395,000	381,175
6.625%, 04/15/16	375,000	360,937
Sabine Pass LNG, L.P. (144A) 7.500%, 11/30/16	700,000	696,500

		1,726,656

Pharmaceuticals—0.0%
Bristol-Myers Squibb Co. 5.875%, 11/15/36	950,000	896,198

Real Estate Investment Trusts—0.1%
The Rouse Co. 5.375%, 11/26/13	1,635,000	1,525,740
The Rouse Co., L.P./TRC Co-Issuer, Inc. (144A) 6.750%, 05/01/13	350,000	349,689

		1,875,429

Real Estate Management & Development—0.0%
American Real Estate Partners, L.P. 7.125%, 02/15/13	80,000	77,200
8.125%, 06/01/12	145,000	145,544

		222,744

Semiconductors & Semiconductor Equipment—0.0%
Freescale Semiconductor, Inc. (144A) 9.125%, 12/15/14	640,000	601,600
9.235%, 12/15/14 (c)	85,000	82,025

		683,625

U.S. Treasury—0.2%
U.S. Treasury Bonds 4.750%, 02/15/37 (a)	4,650,000	4,384,443

Wireless Telecommunication Services—0.1%
Rogers Wireless, Inc. 7.500%, 03/15/15	240,000	257,090
Sprint Nextel Corp. 6.000%, 12/01/16	825,000	782,640
Telefonica Emisiones, S.A.U. 7.045%, 06/20/36	1,025,000	1,061,467
Vodafone Group, Plc. 7.750%, 02/15/10	665,000	698,518

		2,799,715

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Yankee—0.0%
Compton Petroleum Finance Corp. 7.625%, 12/01/13	$35,000	$34,562

Total Fixed Income (Identified Cost $631,898,798)		622,721,705

Short Term Investments—2.9%

Discount Notes—2.9%
Federal Home Loan Bank 5.140%, 07/02/07	41,600,000	41,594,257
5.120%, 07/16/07	4,900,000	4,889,547
Federal National Mortgage Association 5.130%, 07/23/07	10,000,000	9,968,650

Total Short Term Investments (Identified Cost $56,452,454)		56,452,454

Total Investments—103.7% (Identified Cost $1,842,238,261) (e)		1,999,086,891
Liabilities in excess of other assets		(71,270,909)

Total Net Assets—100%		$1,927,815,982

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $115,110,764 and the collateral received consisted of cash in the amount of $87,709,798 and securities with a market value of $30,396,373.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2007.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $1,842,238,261 and the composition of unrealized appreciation and depreciation of investment securities was $181,147,506 and $(24,298,876), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2007, the market value of 144A securities was $20,301,432, which is 1.1% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso

Forward Contracts
Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 6/30/2007	Unrealized Depreciation
Mexican Peso (Sold)	7/18/2007	15,189,500	$1,395,333	$1,406,275	$(10,942)
Mexican Peso (Sold)	7/18/2007	7,965,500	731,518	737,463	(5,945)
Mexican Peso (Sold)	7/18/2007	11,693,000	1,077,091	1,082,562	(5,471)
Mexican Peso (Bought)	7/18/2007	23,639,532	2,201,668	2,188,597	(13,071)

Net Unrealized Depreciation					$(35,429)

Futures Contracts
Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2007	Unrealized Appreciation/ Depreciation
Eurodollar Futures	12/15/2008	271	$64,322,303	$64,213,450	$(108,853)
Eurodollar Futures	6/16/2008	73	17,284,805	17,305,563	20,758
German Government Bond 10 Year Futures	9/6/2007	79	11,965,477	11,828,554	(136,923)
U.S. Treasury Bonds Futures	9/19/2007	615	66,929,506	66,266,250	(663,256)
U.S. Treasury Notes 10 Year Futures	9/19/2007	39	4,104,219	4,122,422	18,203

Futures Contracts Short
U.S. Treasury Notes 2 Year Futures	9/28/2007	(112)	(22,737,798)	(22,823,500)	(85,702)
U.S. Treasury Notes 5 Year Futures	9/28/2007	(567)	(58,923,678)	(59,012,297)	(88,619)

Net Unrealized Depreciation					$(1,044,392)

TBA Sale Commitments
Federal Agencies	Face Amount	Value
Federal National Mortgage Association
5.000% (30 Year TBA)	$(30,300,000)	$(28,377,829)
5.500% (15 Year TBA)	(2,900,000)	(2,856,500)

Total TBA Sale Commitments (Proceeds Cost $(31,592,152))		$(31,234,329)

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$1,999,086,891
Foreign cash at value		6,540,355
Collateral for securities loaned		118,106,171
Receivable for:
Securities sold		217,872,564
Fund shares sold		1,156,195
Accrued interest and dividends		4,747,943
Foreign taxes		8,521
Futures variation margin		463,969

Total Assets		2,347,982,609
Liabilities
TBA sales commitments at value	$31,234,329
Payable for:
Fund shares redeemed	1,804,903
Securities purchased	266,946,850
Open forward currency contracts-net	35,429
Return of collateral for securities loaned	118,106,171
Due to custodian bank	865,298
Interest (Short)	157,694
Accrued expenses:
Management fees	702,641
Service and distribution fees	23,120
Other expenses	290,192

Total Liabilities		420,166,627

Net Assets		$1,927,815,982

Net assets consists of:
Capital paid in		$1,772,687,610
Undistributed net investment income		20,024,868
Accumulated net realized losses		(20,758,028)
Unrealized appreciation on investments, foreign currency and futures contracts		155,861,532

Net Assets		$1,927,815,982

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,785,789,062 divided by 99,623,546 shares outstanding)		$17.93

Class B
Net asset value and redemption price per share ($67,598,622 divided by 3,786,996 shares outstanding)		$17.85

Class E
Net asset value and redemption price per share ($74,428,298 divided by 4,159,084 shares outstanding)		$17.90

Identified cost of investments		$1,842,238,261

Identified cost of foreign cash		$6,805,395

Proceeds of TBA sales commitments		$(31,592,152)

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$8,097,319	(a)
Interest		16,788,552	(b)

		24,885,871
Expenses
Management fees	$3,977,889
Service and distribution fees—Class B	78,546
Service and distribution fees—Class E	56,505
Directors’ fees and expenses	11,011
Custodian	123,031
Audit and tax services	15,861
Legal	10,671
Printing	233,132
Insurance	15,516
Miscellaneous	23,327

Total expenses		4,545,489

Net Investment Income		20,340,382

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	35,601,259
Futures contracts—net	(4,880,918)
Foreign currency transactions—net	(724,474)
Options—net	(73,857)	29,922,010

Unrealized appreciation on:
Investments—net	24,322,211
Futures contracts—net	586,741
Foreign currency transactions—net	136,525	25,045,477

Net gain		54,967,487

Net Increase in Net Assets From Operations		$75,307,869

(a)	Net of foreign taxes of $1,628.
(b)	Includes income on securities loaned of $78,761.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$20,340,382	$43,278,244
Net realized gain	29,922,010	84,545,041
Unrealized appreciation	25,045,477	47,082,108

Increase in net assets from operations	75,307,869	174,905,393

From Distributions to Shareholders
Net investment income
Class A	(40,533,989)	(40,698,763)
Class B	(1,503,984)	(1,066,750)
Class E	(1,827,170)	(1,779,204)

Total distributions	(43,865,143)	(43,544,717)

Increase (decrease) in net assets from capital share transactions	140,225,251	(201,750,486)

Total increase (decrease) in net assets	171,667,977	(70,389,810)

Net Assets
Beginning of the period	1,756,148,005	1,826,537,815

End of the period	$1,927,815,982	$1,756,148,005

Undistributed Net Investment Income
End of the period	$20,024,868	$43,549,629

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	14,001,766	$250,832,977	4,148,078	$69,010,042
Reinvestments	2,270,812	40,533,989	2,496,857	40,698,763
Redemptions	(8,749,776)	(156,561,970)	(18,942,461)	(314,590,632)

Net increase (decrease)	7,522,802	$134,804,996	(12,297,526)	$(204,881,827)

Class B
Sales	766,813	$13,675,612	1,500,884	$24,829,662
Reinvestments	84,589	1,503,984	65,687	1,066,750
Redemptions	(373,401)	(6,657,010)	(765,003)	(12,740,179)

Net increase	478,001	$8,522,586	801,568	$13,156,233

Class E
Sales	148,705	$2,653,919	339,111	$5,620,030
Reinvestments	102,535	1,827,170	109,288	1,779,204
Redemptions	(424,309)	(7,583,420)	(1,051,650)	(17,424,126)

Net decrease	(173,069)	$(3,102,331)	(603,251)	$(10,024,892)

Increase (decrease) derived from capital share transactions		$140,225,251		$(201,750,486)

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.61		$16.33	$16.11	$15.13	$13.07	$15.51

Income From Investment Operations
Net investment income	0.41	(e)	0.46	0.39	0.32	0.30	0.42
Net realized and unrealized gain (loss) of investments	0.37	(e)	1.23	0.09	0.95	2.30	(2.53)

Total from investment operations	0.78		1.69	0.48	1.27	2.60	(2.11)

Less Distributions
Distributions from net investment income	(0.46)		(0.41)	(0.26)	(0.29)	(0.54)	(0.33)

Total distributions	(0.46)		(0.41)	(0.26)	(0.29)	(0.54)	(0.33)

Net Asset Value, End of Period	$17.93		$17.61	$16.33	$16.11	$15.13	$13.07

Total Return (%)	4.4	(b)	10.5	3.1	8.5	20.6	(13.9)
Ratio of operating expenses to average net assets before expense reductions (%)	0.49	(c)	0.52	0.50	0.50	0.51	0.49
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		0.51	0.49	0.49	0.50	0.48
Ratio of net investment income to average net assets (%)	2.27	(c)	2.46	2.22	1.99	2.00	2.68
Portfolio turnover rate (%)	324	(c)	265	443	232	211	112
Net assets, end of period (000)	$1,785,789		$1,622,051	$1,705,344	$1,875,196	$1,922,067	$1,688,913

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004(a)
Net Asset Value, Beginning of Period	$17.52		$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.36	(e)	0.34	0.25	0.11
Net realized and unrealized gain on investments	0.39	(e)	1.30	0.19	0.95

Total from investment operations	0.75		1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.42)		(0.37)	(0.22)	0.00

Total distributions	(0.42)		(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$17.85		$17.52	$16.25	$16.03

Total Return (%)	4.3	(b)	10.3	2.8	7.1	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	(c)	0.77	0.75	0.75	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		0.76	0.74	0.74	(c)
Ratio of net investment income to average net assets (%)	2.01	(c)	2.22	2.01	2.27	(c)
Portfolio turnover rate (%)	324	(c)	265	443	232
Net assets, end of period (000)	$67,599		$57,973	$40,749	$20,413

(a)	Commencement of operations was April 26, 2004 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.57		$16.30	$16.07	$15.11	$13.06	$15.51

Income From Investment Operations
Net investment income	0.38	(e)	0.40	0.33	0.29	0.41	0.40
Net realized and unrealized gain (loss) of investments	0.39	(e)	1.25	0.13	0.94	2.17	(2.52)

Total from investment operations	0.77		1.65	0.46	1.23	2.58	(2.12)

Less Distributions
Distributions from net investment income	(0.44)		(0.38)	(0.23)	(0.27)	(0.53)	(0.33)

Total distributions	(0.44)		(0.38)	(0.23)	(0.27)	(0.53)	(0.33)

Net Asset Value, End of Period	$17.90		$17.57	$16.30	$16.07	$15.11	$13.06

Total Return (%)	4.3	(b)	10.3	3.0	8.3	20.4	(13.9)
Ratio of operating expenses to average net assets before expense reductions (%)	0.64	(c)	0.67	0.65	0.65	0.66	0.64
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		0.66	0.64	0.64	0.65	0.63
Ratio of net investment income to average net assets (%)	2.11	(c)	2.31	2.07	1.88	1.80	2.53
Portfolio turnover rate (%)	324	(c)	265	443	232	211	112
Net assets, end of period (000)	$74,428		$76,124	$80,444	$85,223	$52,609	$11,490

(a)	Commencement of operations was April 26, 2004 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Diversified Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Total
$50,480,062	$50,480,062

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$43,544,717	$30,248,416	$—	$—	$—	$—	$43,544,717	$30,248,416

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$43,586,753	$—	$130,537,770	$(50,480,062)	$123,644,461

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$2,321,132,133	$707,626,481	$2,260,040,,829	$566,954,309

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Diversified	$3,977,889	0.500%	Of the first $500 million
		0.450%	Of the next $500 million
		0.400%	On amounts in excess of $1 billion

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Diversified Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc. BlackRock Large Cap Value Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the BlackRock Large Cap Value Portfolio returned 7.9%, compared to its benchmark, the Russell 1000 Value Index1, which returned 6.2%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2 , was 7.0% over the same period.

PORTFOLIO REVIEW

There was little change in the underlying picture for the U.S. economy from the first quarter to the second. The housing sector remained in a downturn as the continued large overhang of unsold houses and the weak level of sales indicated that prices had not yet reached a market-clearing level. Consumer spending remained remarkably resilient in the face of the housing downturn and high gasoline prices. Nonetheless, the case for a modest retrenchment in spending has been very compelling. Employment growth slowed, debt-servicing costs remained high and confidence eroded. But as long as the labor market holds up, we believe consumer spending growth should slow, not collapse. The global economy continued to expand at a steady pace, despite the slowdown in the U.S. We believe this highlighted a more balanced global economy and view it as a positive development. The global policy environment remained moderately accommodative and we believe there is significant potential demand for infrastructure spending around the world.

Year-to-date, returns for equities have been quite good, but have come with some disruptive bumps along the way. From a big picture perspective, the economic and financial environment remained in remarkably good shape, given the various events of recent years. For example, the global economy enjoyed its strongest run of growth in three decades, yet inflation remained low; the equity bull market continued into its fifth year, yet valuations were reasonable in most regions and the U.S. housing bubble burst, yet there has been little impact on employment and consumer spending. We believe the favorable environment owed a lot to the bullish effects of globalization, technological innovations, and market reforms. Importantly, these are long-term structural, and not cyclical, developments.

The Portfolio held overweight positions relative to the benchmark in information technology, materials, healthcare, energy and, to a lesser degree in consumer discretionary and industrials. There were underweights in the financials, utilities, telecommunication services and consumer staples sectors.

Much of the Portfolio’s positive performance relative to the benchmark during the six-month period came from stock selection in financials, industrials and energy. Within financials, the Portfolio was significantly underweight versus the benchmark, particularly in commercial banks, which lagged in the first half of 2007. Performance was helped by good stock selection among capital markets players, including Goldman Sachs and Bank of America. In the industrials sector, the Portfolio benefited by not owning some of the airlines, which had a tough time due to higher fuel prices. Also in industrials, Portfolio performance was boosted by our exposures to diesel engine maker Cummins, Inc., defense contractor Honeywell International, Inc., and farm & machinery manufacturer Terex Corp. In energy, our preference for integrated firms and refiners—such as Tesoro Corp., Frontier Oil Corp. and Valero Energy Corp.—over the exploration & production firms helped performance.

Portfolio performance was hindered by overweight positions in the information technology and healthcare sectors, as well as security selection in both sectors. In information technology, Sun Microsystems and Symantec proved to be chief detractors from the Portfolio’s relative performance for the period. Additionally, stock selection in consumer discretionary, especially Macy’s, and consumer staples, particularly Kraft Foods, were negative performance factors. Finally, Portfolio performance was checked by an underweight in telecommunication services, specifically our underweight in AT&T.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 VALUE INDEX

Average Annual Returns as of June 30, 2007

	BlackRock Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
6 Months	7.9%	7.7%	7.8%	6.2%
1 Year	22.1	21.8	21.9	21.9
5 Year	12.7	—	12.6	13.3
Since Inception	10.6	15.1	10.4	11.7

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 7/30/02, 5/1/02 respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	5.9%
Chevron Corp.	3.3%
Pfizer, Inc.	3.3%
JPMorgan Chase & Co.	3.0%
American International Group, Inc.	2.7%
Citigroup, Inc.	2.6%
General Electric Co.	2.5%
The Goldman Sachs Group, Inc.	1.6%
Marathon Oil Corp.	1.5%
Lehman Brothers Holdings, Inc.	1.5%

Top Sectors

% of Total Net Assets
Financials	23.7%
Energy	17.8%
Health Care	12.6%
Information Technology	12.2%
Industrials	9.3%
Materials	8.1%
Consumer Discretionary	7.5%
Consumer Staples	5.3%
Telecommunication Services	2.3%
Utilities	0.3%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
BlackRock Large Cap Value—Class A	Actual	0.74%	$1,000.00	$1,078.80	$3.81
	Hypothetical	0.74%	$1,000.00	$1,021.07	$3.71

BlackRock Large Cap Value—Class B	Actual	0.99%	$1,000.00	$1,077.00	$5.10
	Hypothetical	0.99%	$1,000.00	$1,019.82	$4.96

BlackRock Large Cap Value—Class E	Actual	0.89%	$1,000.00	$1,078.40	$4.59
	Hypothetical	0.89%	$1,000.00	$1,020.32	$4.46

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—98.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.8%
Honeywell International, Inc.	101,000	$5,684,280
L-3 Communications Holdings, Inc.	31,000	3,019,090
Lockheed Martin Corp.	13,100	1,233,103
Northrop Grumman Corp.	90,000	7,008,300
Raytheon Co.	57,400	3,093,286

		20,038,059

Airlines—1.0%
AMR Corp. (a)	190,000	5,006,500

Auto Components—0.7%
Gentex Corp.	182,800	3,599,332

Biotechnology—1.2%
Biogen Idec, Inc. (a)	119,000	6,366,500

Capital Markets—4.1%
Janus Capital Group, Inc.	61,800	1,720,512
Lehman Brothers Holdings, Inc.	104,000	7,750,080
The Bear Stearns Co., Inc.	24,000	3,360,000
The Goldman Sachs Group, Inc.	39,000	8,453,250

		21,283,842

Chemicals—4.0%
Albemarle Corp.	37,600	1,448,728
Cabot Corp.	34,200	1,630,656
E. I. du Pont de Nemours & Co.	62,000	3,152,080
FMC Corp.	19,300	1,725,227
International Flavors & Fragrances, Inc.	38,000	1,981,320
PPG Industries, Inc.	23,400	1,780,974
The Dow Chemical Co.	93,000	4,112,460
The Lubrizol Corp.	81,100	5,235,005

		21,066,450

Commercial Banks—0.2%
Comerica, Inc.	14,000	832,580

Commercial Services & Supplies—0.3%
Steelcase, Inc.	77,800	1,439,300

Communications Equipment—0.8%
ADC Telecommunications, Inc. (a)	42,000	769,860
Avaya, Inc. (a)	208,000	3,502,720

		4,272,580

Computers & Peripherals—3.4%
EMC Corp.	289,000	5,230,900
Hewlett-Packard Co.	115,000	5,131,300
International Business Machines Corp.	70,000	7,367,500

		17,729,700

Containers & Packaging—0.6%
Sealed Air Corp.	108,500	3,365,670

Security Description	Shares	Value*

Diversified Financial Services—6.5%
Bank of America Corp.	87,000	$4,253,430
Citigroup, Inc.	268,000	13,745,720
JPMorgan Chase & Co.	327,000	15,843,150

		33,842,300

Diversified Telecommunication Services—2.3%
AT&T, Inc.	148,000	6,142,000
Qwest Communications International, Inc. (a)	601,200	5,831,640

		11,973,640

Electronic Equipment & Instruments—0.3%
Avnet, Inc.	37,700	1,494,428

Energy Equipment & Services—2.0%
ENSCO International, Inc.	83,000	5,063,830
Tidewater, Inc.	74,100	5,252,208

		10,316,038

Food & Staples Retailing—2.3%
Safeway, Inc. (a)	184,000	6,261,520
The Kroger Co. (a)	202,700	5,701,951

		11,963,471

Food Products—2.1%
Campbell Soup Co.	65,000	2,522,650
H.J. Heinz Co.	105,100	4,989,097
The J. M. Smucker Co.	24,000	1,527,840
Tyson Foods, Inc. (Class A)	76,400	1,760,256

		10,799,843

Health Care Providers & Services—5.5%
Aetna, Inc.	107,300	5,300,620
AmerisourceBergen Corp.	94,900	4,694,703
Coventry Health Care, Inc. (a)	19,600	1,129,940
McKesson Corp. (a)	91,000	5,427,240
Medco Health Solutions, Inc. (a)	71,100	5,545,089
WellPoint, Inc. (a)	87,000	6,945,210

		29,042,802

Hotels, Restaurants & Leisure—0.6%
McDonald’s Corp.	61,812	3,137,577

Household Durables—0.3%
Mohawk Industries, Inc. (a)	17,600	1,773,904

Household Products—0.5%
Energizer Holdings, Inc. (a)	15,600	1,553,760
Procter & Gamble Co.	18,000	1,101,420

		2,655,180

Industrial Conglomerates—2.5%
General Electric Co.	344,000	13,168,320

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—12.5%
ACE, Ltd.	18,900	$1,181,628
Alleghany Corp. (a)	6,440	2,617,860
AMBAC Financial Group, Inc.	67,000	5,841,730
American International Group, Inc.	205,000	14,356,150
Aon Corp.	44,400	1,891,884
CNA Financial Corp.	32,800	1,564,232
HCC Insurance Holdings, Inc.	41,200	1,376,492
Loews Corp.	112,000	5,709,760
MBIA, Inc.	17,000	1,057,740
Nationwide Financial Services, Inc.	24,000	1,517,280
Prudential Financial, Inc.	79,000	7,681,170
SAFECO Corp.	25,800	1,606,308
The Allstate Corp.	46,700	2,872,517
The Chubb Corp.	121,000	6,550,940
The Travelers Cos., Inc.	105,300	5,633,550
Transatlantic Holdings, Inc.	16,500	1,173,645
UnumProvident Corp.	62,600	1,634,486
W.R. Berkley Corp.	35,450	1,153,543

		65,420,915

IT Services—1.4%
Ceridian Corp. (a)	4,000	140,000
Computer Sciences Corp. (a)	9,000	532,350
Convergys Corp. (a)	62,900	1,524,696
Electronic Data Systems Corp.	66,700	1,849,591
Unisys Corp. (a)	361,000	3,299,540

		7,346,177

Leisure Equipment & Products—0.6%
Hasbro, Inc.	49,700	1,561,077
Mattel, Inc.	60,600	1,532,574

		3,093,651

Life Sciences Tools & Services—0.1%
Charles River Laboratories International, Inc. (a)	14,000	722,680

Machinery—1.7%
AGCO Corp. (a)	125,000	5,426,250
Terex Corp.	43,000	3,495,900

		8,922,150

Media—3.2%
Citadel Broadcasting Corp.	1	6
The DIRECTV Group, Inc. (a)	102,600	2,371,086
The McGraw-Hill Cos., Inc.	23,200	1,579,456
The Walt Disney Co.	227,000	7,749,780
Time Warner, Inc.	244,500	5,144,280

		16,844,608

Metals & Mining—2.2%
Nucor Corp.	98,000	5,747,700
United States Steel Corp.	54,000	5,872,500

		11,620,200

Security Description	Shares	Value*

Multi-Utilities—0.3%
NiSource, Inc.	66,700	$1,381,357

Multiline Retail—0.9%
Dollar Tree Stores, Inc. (a)	40,400	1,759,420
Family Dollar Stores, Inc.	48,000	1,647,360
J.C. Penney Co., Inc.	21,100	1,527,218

		4,933,998

Office Electronics—0.4%
Xerox Corp.	105,100	1,942,248

Oil, Gas & Consumable Fuels—15.8%
Chevron Corp.	208,000	17,521,920
Exxon Mobil Corp.	365,000	30,616,200
Frontier Oil Corp.	118,000	5,164,860
Marathon Oil Corp.	130,000	7,794,800
Noble Energy, Inc.	92,000	5,739,880
Sunoco, Inc.	68,000	5,418,240
Tesoro Corp.	85,000	4,857,750
Valero Energy Corp.	76,000	5,613,360

		82,727,010

Paper & Forest Products—1.2%
International Paper Co.	157,000	6,130,850

Pharmaceuticals—5.7%
Eli Lilly & Co.	100,000	5,588,000
King Pharmaceuticals, Inc. (a)	77,900	1,593,834
Merck & Co., Inc.	102,000	5,079,600
Pfizer, Inc.	677,000	17,310,890

		29,572,324

Real Estate Management & Development—0.4%
CB Richard Ellis Group, Inc. (a)	62,000	2,263,000

Semiconductors & Semiconductor Equipment—3.5%
Integrated Device Technology, Inc. (a)	176,000	2,687,520
Intersil Corp.	118,000	3,712,280
KLA-Tencor Corp.	97,000	5,330,150
Novellus Systems, Inc. (a)	47,500	1,347,575
Teradyne, Inc. (a)	308,000	5,414,640

		18,492,165

Software—2.4%
CA, Inc.	26,000	671,580
Cadence Design Systems, Inc. (a)	69,000	1,515,240
McAfee, Inc. (a)	126,600	4,456,320
Novell, Inc. (a)	555,000	4,323,450
Synopsys, Inc. (a)	57,400	1,517,082

		12,483,672

Specialty Retail—1.1%
RadioShack Corp.	166,500	5,517,810

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Tobacco—0.5%
UST, Inc.	46,000	$2,470,660

Total Common Stock (Identified Cost $478,730,735)		517,053,491

Short Term Investments—1.0%
Security Description	Face Amount	Value*

Discount Notes—1.0%
Federal National Mortgage Association 4.950%, 07/02/07	$5,300,000	$5,299,271

Total Short Term Investments (Identified Cost $5,299,271)		5,299,271

Total Investments—99.9% (Identified Cost $484,030,006) (b)		522,352,762
Other assets less liabilities		781,891

Total Net Assets—100%		$523,134,653

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $484,030,006 and the composition of unrealized appreciation and depreciation of investment securities was $43,243,767 and $(4,921,011), respectively.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$522,352,762
Cash		44,515
Receivable for:
Fund shares sold		1,258,369
Accrued interest and dividends		374,254

Total Assets		524,029,900
Liabilities
Payable for:
Fund shares redeemed	$502,941
Accrued expenses:
Management fees	286,671
Service and distribution fees	48,069
Other expenses	57,566

Total Liabilities		895,247

Net Assets		$523,134,653

Net assets consists of:
Capital paid in		$471,548,818
Undistributed net investment income		1,636,205
Accumulated net realized gains		11,626,874
Unrealized appreciation on investments		38,322,756

Net Assets		$523,134,653

Computation of offering price:
Class A
Net asset value and redemption price per share ($237,743,431 divided by 16,738,695 shares outstanding)		$14.20

Class B
Net asset value and redemption price per share ($157,990,216 divided by 11,167,147 shares outstanding)		$14.15

Class E
Net asset value and redemption price per share ($127,401,006 divided by 8,989,416 shares outstanding)		$14.17

Identified cost of investments		$484,030,006

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$3,042,667
Interest		255,922

		3,298,589
Expenses
Management fees	$1,229,240
Service and distribution fees—Class B	168,371
Service and distribution fees—Class E	89,977
Directors’ fees and expenses	11,011
Custodian	26,324
Audit and tax services	15,861
Legal	2,184
Printing	31,887
Insurance	905
Miscellaneous	19,014

Total expenses		1,594,774

Net Investment Income		1,703,815

Realized and Unrealized Gain
Realized gain on:
Investments—net	12,142,199
Futures contracts—net	455,164	12,597,363

Unrealized appreciation on:
Investments—net		10,264,273

Net gain		22,861,636

Net Increase in Net Assets From Operations		$24,565,451

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$1,703,815	$2,739,613
Net realized gain	12,597,363	13,069,677
Unrealized appreciation	10,264,273	17,477,654

Increase in net assets from operations	24,565,451	33,286,944

From Distributions to Shareholders
Net investment income
Class A	(518,185)	(515,159)
Class B	(1,134,029)	(516,442)
Class E	(1,065,888)	(736,583)

	(2,718,102)	(1,768,184)

Net realized gain
Class A	(1,970,563)	(2,523,701)
Class B	(5,371,717)	(3,063,517)
Class E	(4,641,772)	(4,039,624)

	(11,984,052)	(9,626,842)

Total distributions	(14,702,154)	(11,395,026)

Increase in net assets from capital share transactions	244,168,363	113,366,353

Total increase in net assets	254,031,660	135,258,271

Net Assets
Beginning of the period	269,102,993	133,844,722

End of the period	$523,134,653	$269,102,993

Undistributed Net Investment Income
End of the period	$1,636,205	$2,650,492

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	13,581,757	$191,614,851	1,208,320	$15,607,642
Reinvestments	179,305	2,488,748	246,661	3,038,860
Redemptions	(510,634)	(7,171,779)	(1,060,528)	(13,718,015)

Net increase	13,250,428	$186,931,820	394,453	$4,928,487

Class B
Sales	3,430,930	$48,057,240	5,565,701	$71,712,404
Reinvestments	470,408	6,505,746	291,528	3,579,959
Redemptions	(809,819)	(11,374,979)	(718,780)	(9,306,425)

Net increase	3,091,519	$43,188,007	5,138,449	$65,985,938

Class E
Sales	2,196,553	$30,805,845	4,675,956	$60,037,459
Reinvestments	412,105	5,707,660	388,309	4,776,207
Redemptions	(1,601,161)	(22,464,969)	(1,735,050)	(22,361,738)

Net increase	1,007,497	$14,048,536	3,329,215	$42,451,928

Increase derived from capital share transactions		$244,168,363		$113,366,353

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$13.81		$12.56	$12.11	$10.67	$7.95	$10.00

Income From Investment Operations
Net investment income	0.16	(e)	0.20	0.19	0.15	0.11	0.06
Net realized and unrealized gain (loss) of investments	0.91	(e)	2.10	0.51	1.29	2.71	(2.06)

Total from investment operations	1.07		2.30	0.70	1.44	2.82	(2.00)

Less Distributions
Distributions from net investment income	(0.14)		(0.18)	(0.12)	0.00	(0.10)	(0.05)
Distributions from net realized capital gains	(0.54)		(0.87)	(0.13)	0.00	0.00	0.00

Total distributions	(0.68)		(1.05)	(0.25)	0.00	(0.10)	(0.05)

Net Asset Value, End of Period	$14.20		$13.81	$12.56	$12.11	$10.67	$7.95

Total Return (%)	7.9	(b)	19.3	6.0	13.4	35.7	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	(c)	0.84	0.85	0.93	0.94	0.85	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		0.82	0.83	0.89	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	1.05	2.33	(c)
Ratio of net investment income to average net assets (%)	1.18	(c)	1.69	1.59	1.31	1.28	1.18	(c)
Portfolio turnover rate (%)	72	(c)	96	109	31	51	84	(c)
Net assets, end of period (000)	$237,743		$48,176	$38,850	$37,259	$33,113	$4,642

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$13.75		$12.50	$12.07	$10.66	$7.95	$8.30

Income From Investment Operations
Net investment income	0.11	(e)	0.14	0.13	0.08	0.04	0.03
Net realized and unrealized gain (loss) of investments	0.94	(e)	2.13	0.53	1.33	2.76	(0.36)

Total from investment operations	1.05		2.27	0.66	1.41	2.80	(0.33)

Less Distributions
Distributions from net investment income	(0.11)		(0.15)	(0.10)	0.00	(0.09)	(0.02)
Distributions from net realized capital gains	(0.54)		(0.87)	(0.13)	0.00	0.00	0.00

Total distributions	(0.65)		(1.02)	(0.23)	0.00	(0.09)	(0.02)

Net Asset Value, End of Period	$14.15		$13.75	$12.50	$12.07	$10.66	$7.95

Total Return (%)	7.7	(b)	19.1	5.6	13.2	35.4	(4.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	(c)	1.09	1.10	1.18	1.19	1.10	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		1.07	1.08	1.14	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	1.30	2.58	(c)
Ratio of net investment income to average net assets (%)	0.80	(c)	1.46	1.38	1.46	1.02	0.93	(c)
Portfolio turnover rate (%)	72	(c)	96	109	31	51	84	(c)
Net assets, end of period (000)	$157,990		$111,007	$36,725	$15,880	$61	$1

(a)	Commencement of operations was May 1, 2002 for Classes A & E; and July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$13.77		$12.52	$12.08	$10.66	$7.95	$10.00

Income From Investment Operations
Net investment income	0.13	(e)	0.14	0.18	0.12	0.08	0.04
Net realized and unrealized gain (loss) of investments	0.93	(e)	2.14	0.49	1.30	2.72	(2.04)

Total from investment operations	1.06		2.28	0.67	1.42	2.80	(2.00)

Less Distributions
Distributions from net investment income	(0.12)		(0.16)	(0.10)	0.00	(0.09)	(0.05)
Distributions from net realized capital gains	(0.54)		(0.87)	(0.13)	0.00	0.00	0.00

Total distributions	(0.66)		(1.03)	(0.23)	0.00	(0.09)	(0.05)

Net Asset Value, End of Period	$14.17		$13.77	$12.52	$12.08	$10.66	$7.95

Total Return (%)	7.8	(b)	19.2	5.7	13.3	35.4	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	(c)	0.99	1.00	1.08	1.09	1.00	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		0.97	0.98	1.04	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	1.20	2.48	(c)
Ratio of net investment income to average net assets (%)	0.91	(c)	1.55	1.44	1.21	1.14	1.03	(c)
Portfolio turnover rate (%)	72	(c)	96	109	31	51	84	(c)
Net assets, end of period (000)	$127,401		$109,920	$58,269	$59,449	$29,051	$4,911

(a)	Commencement of operations was May 1, 2002 for Classes A & E; and July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Large Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/10	Expiring 12/31/09	Total
$557,986	$170,078	$728,064

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$2,142,668	$1,058,611	$9,252,358	$1,263,456	$—	$—	$11,395,026	$2,322,067

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$3,168,025	$11,390,832	$27,891,744	$(728,064)	$41,722,537

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$355,577,876	$0	$127,335,937

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Large Cap Value	$1,229,240	0.700%	Of the first $250 million
		0.650%	Of the next $500 million
		0.600%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Large Cap Value Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc. BlackRock Legacy Large Cap Growth Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the BlackRock Legacy Large Cap Growth Portfolio returned 9.5%, compared to its benchmark, the Russell 1000 Growth Index1, which returned 8.1%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 7.4% over the same period.

PORTFOLIO REVIEW

After producing modestly positive returns during the first quarter, U.S. equities moved higher during the second quarter, bolstered by better-than-expected earnings growth, global economic strength and robust merger & acquisitions activity. Over the six-month period, large cap growth stocks, as measured by the Russell 1000 Growth Index, provided solid gains, rising 8.1%. The Portfolio outperformed the benchmark in this environment, with strong stock selection in information technology (IT), consumer discretionary, materials and industrials driving returns. Weakness within the financials and healthcare sectors created a drag on performance.

While our bottom-up portfolio construction process led to a benchmark neutral weight in the IT sector over the period, solid stock picking resulted in favorable relative results. The largest positive contributor at the individual stock level was a position in Corning. Shares of Corning suffered during the fourth quarter of 2006, but exhibited a strong rebound in the first half of 2007. We continued to hold Corning despite the stock’s poor performance toward the end of last year, maintaining the position that the underlying fundamentals were unchanged. Our stance proved beneficial as shares of Corning rose over 36% during the period, with demand for their liquid crystal display (LCD) glass helping to fuel gains.

Both stock selection and sector allocation decisions contributed to outperformance in the consumer discretionary sector during the period, as our bottom-up approach led to an underweight in what proved to be one of the worst-performing groups in the Russell 1000 Growth Index. At the stock level, positions in Chinese outdoor media firm Focus Media Holding and upscale apparel maker Polo Ralph Lauren aided performance. Relative strength in the materials sector was driven by our position in agricultural biotechnology firm Monsanto. Monsanto continued to post strong earnings buoyed by sales of the company’s genetically modified corn seed in both the United States and Europe. Corn plantings have been up over the past year as demand for gasoline-alternative ethanol has led to higher prices. Within industrials, a significant contributor was Honeywell International. Shares of Honeywell benefited from continued end-market strength as the current up-cycle in aerospace and commercial construction spending proved to be a tailwind for the stock.

In contrast, weakness within the financials and healthcare sectors was largely the result of stock selection. In financials, the Portfolio’s position in NYSE Euronext hurt performance. Shares of the recently combined global exchange drifted down throughout the second quarter, as the merger of the two exchanges has been met with some skepticism. Positions in pharmaceutical holdings Allergan and Abbot Laboratories were notable detractors in the healthcare space.

Given our focus on adding value through bottom-up fundamental research, sector weightings are driven primarily by company-specific decisions. While there were no major changes in portfolio strategy during the period, relative sector weights shifted as a result of market movements, individual buy/sell decisions and changes within our benchmark, the Russell 1000 Growth Index, following its annual reconstitution at the end of June. At the close of the second quarter, the Portfolio’s most meaningful overweights were in the telecommunication services and industrial sectors, while our most significant underweights were in the energy and consumer discretionary sectors.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of June 30, 2007
	BlackRock Legacy Large Cap Growth Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
6 Months	9.5%	9.3%	9.4%	8.1%
1 Year	16.3	16.0	16.1	19.0
5 Years	8.0	—	7.9	9.3
10 Years	6.9	—	—	4.4
Since Inception	—	10.9	0.7	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02, 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
Google, Inc. (Class A)	4.2%
General Electric Co.	3.7%
Cisco Systems, Inc.	3.4%
The Coca-Cola Co.	3.1%
Apple, Inc.	3.1%
Monsanto Co.	3.0%
Honeywell International, Inc.	2.9%
Wal-Mart Stores, Inc.	2.7%
Corning, Inc.	2.4%
The Procter & Gamble Co.	2.4%

Top Sectors

% of Total Net Assets
Information Technology	26.0%
Health Care	17.4%
Industrials	16.5%
Consumer Staples	10.2%
Consumer Discretionary	9.8%
Financials	7.4%
Telecommunication Services	4.6%
Energy	3.8%
Materials	3.8%
Cash/Other	0.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
BlackRock Legacy Large Cap Growth—Class A	Actual	0.79%	$1,000.00	$1,094.80	$4.10
	Hypothetical	0.79%	$1,000.00	$1,020.82	$3.96

BlackRock Legacy Large Cap Growth–Class B	Actual	1.04%	$1,000.00	$1,093.30	$5.40
	Hypothetical	1.04%	$1,000.00	$1,019.57	$5.21

BlackRock Legacy Large Cap Growth–Class E	Actual	0.94%	$1,000.00	$1,093.70	$4.88
	Hypothetical	0.94%	$1,000.00	$1,020.07	$4.71

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—99.4% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—6.1%
Boeing Co.	74,300	$7,144,688
Honeywell International, Inc.	249,000	14,013,720
United Technologies Corp.	121,700	8,632,181

		29,790,589

Air Freight & Logistics—1.2%
FedEx Corp.	52,000	5,770,440

Airlines—0.6%
AMR Corp. (a) (b)	120,500	3,175,175

Automobiles—1.0%
General Motors Corp.	128,600	4,861,080

Beverages—3.1%
The Coca-Cola Co.	294,200	15,389,602

Biotechnology—3.2%
Genzyme Corp. (b)	133,600	8,603,840
Gilead Sciences, Inc. (b)	187,200	7,257,744

		15,861,584

Capital Markets—0.5%
UBS AG	38,000	2,280,380

Chemicals—3.0%
Monsanto Co.	216,892	14,648,886

Communications Equipment—9.6%
Alcatel-Lucent (ADR)	621,915	8,706,810
Cisco Systems, Inc. (b)	597,978	16,653,687
Corning, Inc. (b)	467,800	11,952,290
Juniper Networks, Inc. (b)	146,020	3,675,323
QUALCOMM, Inc.	143,727	6,236,315

		47,224,425

Computers & Peripherals—4.8%
Apple, Inc. (b)	123,044	15,016,290
Hewlett-Packard Co.	90,643	4,044,490
Sun Microsystems, Inc. (b)	887,300	4,667,198

		23,727,978

Construction & Engineering—1.2%
Foster Wheeler, Ltd.	56,611	6,056,811

Consumer Finance—2.3%
American Express Co.	187,100	11,446,778

Diversified Financial Services—3.0%
Bank of America Corp.	61,600	3,011,624
JPMorgan Chase & Co.	60,100	2,911,845
NYSE Euronext (a)	121,800	8,966,916

		14,890,385

Security Description	Shares	Value*

Diversified Telecommunication Services—2.3%
AT&T, Inc.	271,233	$11,256,170

Energy Equipment & Services—2.8%
GlobalSantaFe Corp.	73,628	5,319,623
Schlumberger, Ltd.	56,000	4,756,640
Weatherford International, Ltd. (b)	61,700	3,408,308

		13,484,571

Food & Staples Retailing—2.7%
Wal-Mart Stores, Inc.	278,200	13,384,202

Health Care Equipment & Supplies—2.1%
C.R. Bard, Inc.	46,900	3,875,347
Zimmer Holdings, Inc. (b)	76,700	6,511,063

		10,386,410

Health Care Providers & Services—4.1%
Henry Schein, Inc. (b)	109,900	5,871,957
Medco Health Solutions, Inc. (b)	92,370	7,203,936
WellPoint, Inc. (b)	89,800	7,168,734

		20,244,627

Hotels, Restaurants & Leisure—2.6%
Hilton Hotels Corp.	144,500	4,836,415
Las Vegas Sands Corp. (a) (b)	100,937	7,710,577

		12,546,992

Household Products—2.4%
Procter & Gamble Co.	191,100	11,693,409

Industrial Conglomerates—4.8%
General Electric Co.	479,113	18,340,446
Textron, Inc.	48,800	5,373,368

		23,713,814

Insurance—1.5%
American International Group, Inc.	107,800	7,549,234

Internet Software & Services—4.2%
Google, Inc. (Class A) (b)	39,656	20,755,157

IT Services—0.7%
Cognizant Technology Solutions Corp. (Class A) (b)	46,722	3,508,355

Life Sciences Tools & Services—2.0%
Thermo Fisher Scientific, Inc. (b)	189,900	9,821,628

Machinery—2.6%
Danaher Corp.	96,400	7,278,200
Oshkosh Truck Corp.	84,700	5,329,324

		12,607,524

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Media—3.2%
Comcast Corp. (Class A)	253,900	$7,139,668
Focus Media Holding, Ltd. (ADR) (a) (b)	171,700	8,670,850

		15,810,518

Metals & Mining—0.8%
Freeport-McMoRan Copper & Gold, Inc. (Class B)	49,948	4,136,693

Multiline Retail—1.5%
Macy’s, Inc.	179,102	7,124,678

Oil, Gas & Consumable Fuels—1.0%
Consol Energy, Inc.	107,900	4,975,269

Pharmaceuticals—6.0%
Abbott Laboratories	200,600	10,742,130
Elan Corp, Plc. (ADR)	95,299	2,089,907
Merck & Co., Inc.	199,523	9,936,246
Wyeth	112,800	6,467,952

		29,236,235

Semiconductors & Semiconductor Equipment—2.8%
PMC-Sierra, Inc. (a) (b)	483,900	3,740,547
STMicroelectronics, N.V.	515,700	9,896,283

		13,636,830

Software—3.9%
Adobe Systems, Inc. (b)	289,800	11,635,470
Salesforce.com, Inc. (a) (b)	170,800	7,320,488

		18,955,958

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—1.6%
Polo Ralph Lauren Corp.	77,900	$7,642,769

Tobacco—1.9%
Altria Group, Inc.	135,280	9,488,539

Wireless Telecommunication Services—2.3%
Clearwire Corp. (a) (b)	21,300	520,359
NII Holdings, Inc. (b)	131,584	10,624,092

		11,144,451

Total Common Stock (Identified Cost $428,194,797)		488,228,146

Short Term Investments—0.7%
Security Description	Face Amount	Value*

Discount Notes—0.7%
Federal National Mortgage Association 4.950%, 07/02/07	$3,300,000	3,299,546

Total Short Term Investments (Identified Cost $3,299,546)		3,299,546

Total Investments—100.1% (Identified Cost $431,494,343) (c)		491,527,692
Liabilities in excess of other assets		(612,407)

Total Net Assets—100%		$490,915,285

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $27,921,913 and the collateral received consisted of cash in the amount of $28,119,837.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $431,494,343 and the composition of unrealized appreciation and depreciation of investment securities was $66,992,796 and $(6,959,447), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$491,527,692
Cash		37,584
Collateral for securities loaned		28,119,837
Receivable for:
Securities sold		5,679,436
Fund shares sold		632,475
Accrued interest and dividends		641,405
Foreign taxes		20,561

Total Assets		526,658,990
Liabilities
Payable for:
Fund shares redeemed	$930,452
Securities purchased	6,252,106
Withholding taxes	20,380
Return of collateral for securities loaned	28,119,837
Accrued expenses:
Management fees	296,034
Service and distribution fees	15,298
Deferred directors’ fees	25,072
Other expenses	84,526

Total Liabilities		35,743,705

Net Assets		$490,915,285

Net assets consists of:
Capital paid in		$570,043,941
Undistributed net investment income		954,825
Accumulated net realized losses		(140,116,830)
Unrealized appreciation on investments		60,033,349

Net Assets		$490,915,285

Computation of offering price:
Class A
Net asset value and redemption price per share ($398,438,835 divided by 16,157,784 shares outstanding)		$24.66

Class B
Net asset value and redemption price per share ($48,490,766 divided by 1,998,665 shares outstanding)		$24.26

Class E
Net asset value and redemption price per share ($43,985,684 divided by 1,798,663 shares outstanding)		$24.45

Identified cost of investments		$431,494,343

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$2,599,361	(a)
Interest		324,941	(b)

		2,924,302
Expenses
Management fees	$1,766,141
Service and distribution fees—Class B	56,080
Service and distribution fees—Class E	32,967
Directors’ fees and expenses	13,183
Custodian	30,842
Audit and tax services	15,860
Legal	1,570
Printing	59,803
Insurance	2,418
Miscellaneous	23,681

Total expenses	2,002,545
Expense reductions	(88,358)	1,914,187

Net Investment Income		1,010,115

Realized and Unrealized Gain
Realized gain on:
Investments—net		38,986,995
Unrealized appreciation on:
Investments—net		3,875,369

Net gain		42,862,364

Net Increase in Net Assets From Operations		$43,872,479

(a)	Net of foreign taxes of $46,941.
(b)	Includes income on securities loaned of $269,901.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$1,010,115	$1,068,863
Net realized gain	38,986,995	45,601,868
Unrealized appreciation (depreciation)	3,875,369	(27,179,820)

Increase in net assets from operations	43,872,479	19,490,911

From Distributions to Shareholders
Net investment income
Class A	(800,699)	(527,711)
Class E	(29,877)	0

Total distributions	(830,576)	(527,711)

Decrease in net assets from capital share transactions	(40,512,302)	(81,070,421)

Total increase (decrease) in net assets	2,529,601	(62,107,221)

Net Assets
Beginning of the period	488,385,684	550,492,905

End of the period	$490,915,285	$488,385,684

Undistributed Net Investment Income
End of the period	$954,825	$775,286

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	1,899,915	$44,733,118	2,705,744	$59,054,218
Reinvestments	33,685	800,699	23,696	527,711
Redemptions	(3,557,933)	(83,639,706)	(6,538,793)	(142,375,680)

Net decrease	(1,624,333)	$(38,105,889)	(3,809,353)	$(82,793,751)

Class B
Sales	502,281	$11,733,207	748,700	$16,014,402
Redemptions	(456,313)	(10,584,293)	(518,641)	(11,115,064)

Net increase	45,968	$1,148,914	230,059	$4,899,338

Class E
Sales	217,122	$5,043,271	355,389	$7,712,716
Reinvestments	1,267	29,877	0	0
Redemptions	(370,909)	(8,628,475)	(503,433)	(10,888,724)

Net decrease	(152,520)	$(3,555,327)	(148,044)	$(3,176,008)

Decrease derived from capital share transactions		$(40,512,302)		$(81,070,421)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$22.57		$21.70	$20.37	$18.72	$13.86	$20.74

Income From Investment Operations
Net investment income	0.11	(e)	0.06	0.04	0.08	0.00	0.01
Net realized and unrealized gain (loss) of investments	2.03	(e)	0.84	1.37	1.57	4.87	(6.89)

Total from investment operations	2.14		0.90	1.41	1.65	4.87	(6.88)

Less Distributions
Distributions from net investment income	(0.05)		(0.03)	(0.08)	0.00	(0.01)	0.00

Total distributions	(0.05)		(0.03)	(0.08)	0.00	(0.01)	0.00

Net Asset Value, End of Period	$24.66		$22.57	$21.70	$20.37	$18.72	$13.86

Total Return (%)	9.5	(b)	4.1	7.0	8.8	35.2	(33.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	(c)	0.81	0.80	0.80	0.82	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.75	(c)	0.76	0.76	0.76	0.80	N/A
Ratio of net investment income to average net assets (%)	0.45	(c)	0.24	0.15	0.39	0.00	0.05
Portfolio turnover rate (%)	96	(c)	104	76	190	167	243
Net assets, end of period (000)	$398,439		$401,398	$468,532	$510,771	$539,840	$449,676

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$22.19		$21.36	$20.04	$18.46	$13.65	$14.64

Income From Investment Operations
Net investment income (loss)	0.05	(e)	0.00	(0.03)	0.07	0.00	(0.01)
Net realized and unrealized gain (loss) of investments	2.02	(e)	0.83	1.38	1.51	4.81	(0.98)

Total from investment operations	2.07		0.83	1.35	1.58	4.81	(0.99)

Less Distributions
Distributions from net investment income	0.00		0.00	(0.03)	0.00	0.00	0.00

Total distributions	0.00		0.00	(0.03)	0.00	0.00	0.00

Net Asset Value, End of Period	$24.26		$22.19	$21.36	$20.04	$18.46	$13.65

Total Return (%)	9.3	(b)	3.9	6.8	8.6	35.2	(6.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	(c)	1.06	1.05	1.05	1.07	1.04	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.00	(c)	1.01	1.01	1.01	1.05	N/A
Ratio of net investment income (loss) to average net assets (%)	0.21	(c)	0.00	(0.10)	0.59	(0.04)	(0.24	)(c)
Portfolio turnover rate (%)	96	(c)	104	76	190	167	243
Net assets, end of period (000)	$48,491		$43,334	$36,798	$28,818	$89	$1

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$22.37		$21.51	$20.19	$18.59	$13.78	$20.64

Income From Investment Operations
Net investment income (loss)	0.07	(e)	0.02	0.00	0.06	(0.02)	(0.01)
Net realized and unrealized gain (loss) of investments	2.03	(e)	0.84	1.38	1.54	4.83	(6.85)

Total from investment operations	2.10		0.86	1.38	1.60	4.81	(6.86)

Less Distributions
Distributions from net investment income	(0.02)		0.00	(0.06)	0.00	0.00	0.00

Total distributions	(0.02)		0.00	(0.06)	0.00	0.00	0.00

Net Asset Value, End of Period	$24.45		$22.37	$21.51	$20.19	$18.59	$13.78

Total Return (%)	9.4	(b)	4.0	6.9	8.6	34.9	(33.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	(c)	0.96	0.95	0.95	0.97	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.90	(c)	0.91	0.91	0.91	0.95	N/A
Ratio of net investment income (loss) to average net assets (%)	0.30	(c)	0.09	0.00	0.29	(0.14)	(0.06)
Portfolio turnover rate (%)	96	(c)	104	76	190	167	243
Net assets, end of period (000)	$43,986		$43,653	$45,163	$47,251	$37,288	$15,218

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the BlackRock Portfolio had capital loss carryovers as follows:

Expiring 12/31/10	Total
$178,760,181	$178,760,181

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$527,711	$2,174,752	$—	$—	$—	$—	$527,711	$2,174,752

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$798,987	$—	$55,814,335	$(178,760,181)	$(122,146,859)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$232,704,477	$0	$272,766,617

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Legacy Large Cap Growth	$1,766,141	0.730%	Of the first $1 billion
		0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Legacy Large Cap Growth Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized,

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc. BlackRock Money Market Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the BlackRock Money Market Portfolio returned 2.5%; the Class B shares returned 2.4%; and the Class E shares returned 2.4%. The average return of its peer group, the Lipper Variable Insurance Products Money Market Funds Universe1, was 2.4% over the same period.

PORTFOLIO REVIEW

The Federal Open Market Committee (FOMC) met four times during the first half of 2007 and, as was widely anticipated, maintained the federal funds target rate at 5.25%. The committee noted that it expects the economy to expand at a moderate pace going forward. The FOMC also reiterated that its “predominant” policy concern remains the threat that inflation may not subside as anticipated. Finally, the FOMC again noted that future policy adjustments would be dependant on incoming data about the state of the economy. The slope of the LIBOR curve began the period at a positive 2 basis points and steepened to a peak of 18 basis points late in the period before ending with a positive slope of 10 basis points.

Given the developing outlook for interest rates, a laddered maturity structure was maintained in the Portfolio. Assets were primarily deployed in the 30- to 90-day area at a premium of approximately 1 to 11 basis points over the federal funds target rate of 5.25%. In a departure from the previously employed strategy, investments longer than three months were incrementally added. Early in the period, investments were made in the 135 to 180-day sector at yields near the federal funds target rate to maintain the average weighted maturity of the Portfolio as the outlook for monetary policy evolved. Later, additional purchases of securities maturing in the six-month timeframe were also made. Such obligations yielded premiums of as much as 8 basis points over the federal funds target rate. Near the end of the period, an additional investment was made in the nine-month sector to take advantage of incremental steepness in the slope of the money market curve. Variable rate obligations based on the monthly LIBOR index were added during the first half. The strategy employed maintained the portfolio average weighted maturity in a range of approximately 43 to 53 days, with the expectation that proceeds at maturity would be reinvested at substantially identical to slightly higher rates.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
BlackRock Money Market—Class A(a)	Actual	0.40%	$1,000.00	$1,024.80	$2.01
	Hypothetical	0.40%	$1,000.00	$1,022.78	$2.01

BlackRock Money Market—Class B(a)	Actual	0.65%	$1,000.00	$1,023.50	$3.26
	Hypothetical	0.65%	$1,000.00	$1,021.53	$3.26

BlackRock Money Market—Class E(a)	Actual	0.55%	$1,000.00	$1,024.00	$2.76
	Hypothetical	0.55%	$1,000.00	$1,022.03	$2.76

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Commercial Paper—66.4% of Total Net Assets

Security Description	Face Amount	Value*

Asset Backed—19.7%
Atlantis One Funding Corp. 5.250%, 09/14/07	$32,289,000	$31,935,839
Brahms Funding Corp. 5.310%, 07/12/07	14,000,000	13,977,285
Bryant Park Funding, LLC 5.270%, 07/12/07	53,000,000	52,914,655
Cedar Springs Capital Co. 5.285%, 07/20/07	13,703,000	13,664,778
Classic, LLC 5.330%, 07/25/07	22,450,000	22,370,228
Cobbler Funding, LLC 5.310%, 07/16/07	3,350,000	3,342,588
Foxboro Fundings, Ltd. 5.290%, 07/06/07	25,000,000	24,981,632
5.290%, 08/06/07	10,000,000	9,947,100
Gemini Securitization Corp. 5.300%, 07/13/07	20,000,000	19,964,667
Govco, Inc. 5.260%, 09/14/07	8,000,000	7,912,333
Grampian Funding, LLC 5.185%, 11/19/07	11,645,000	11,408,514
Silver Tower Funding, Ltd. 5.240%, 08/07/07	8,000,000	7,956,916
Simba Funding Corp. 5.245%, 09/04/07	5,000,000	4,952,649
SwedBank Mortgage 5.260%, 09/06/07	15,950,000	15,793,858
Ticonderoga Funding, LLC 5.275%, 07/03/07	26,335,000	26,327,282
5.275%, 07/10/07	22,000,000	21,970,988
5.270%, 07/11/07	14,000,000	13,979,506

		303,400,818

Asset Backed-Other—9.0%
Concord Minutemen Capital Co., Ltd. 5.310%, 07/18/07	21,000,000	20,947,342
Emerald Certificates MBNA 5.240%, 08/06/07	25,000,000	24,869,000
5.250%, 08/21/07	40,000,000	39,702,500
5.250%, 08/23/07	9,958,000	9,881,033
Giro Balanced Funding 5.300%, 07/20/07	42,819,000	42,699,226

		138,099,101

Capital Markets—11.1%
Bear Stearns Co, Inc. 5.180%, 08/10/07	3,570,000	3,549,453
Eramus Capital Corp. 5.300%, 07/19/07	50,000,000	49,867,500
General Electric Capital Corp. 5.190%, 08/21/07	13,000,000	12,904,417
Greyhawk Capital Corp. 5.280%, 10/02/07	8,000,000	7,890,880
Lexington Parker Capital Corp. 5.205%, 08/09/07	20,855,000	20,737,404

Security Description	Face Amount	Value*

Capital Markets—(Continued)
The Goldman Sachs Group, Inc. 5.370%, 09/21/07 (a)	$29,150,000	$29,150,000
5.390%, 12/18/07 (a)	15,000,000	15,000,000
Valcour Bay Capital 5.310%, 07/06/07	5,000,000	4,996,313
5.310%, 07/11/07	14,000,000	13,979,350
5.310%, 07/13/07	10,000,000	9,982,300
5.310%, 08/10/07	3,000,000	2,982,300

		171,039,917

Commercial Banks—11.7%
Allied Irish Banks N.A. 5.205%, 08/06/07	6,275,000	6,242,338
Banco Bilboa Vizcaya 5.420%, 07/02/07	26,322,000	26,318,037
5.260%, 09/10/07	10,000,000	9,896,261
Bank of America Corp. 5.203%, 07/25/07	50,000,000	49,826,567
5.230%, 08/13/07	13,000,000	12,918,790
5.170%, 09/05/07	10,000,000	9,905,217
Deutsche Bank AG (NY) 5.385%, 03/11/08	16,270,000	16,270,000
Raiffeisen Zentral Bank 5.250%, 08/09/07	50,000,000	49,715,625

		181,092,835

Diversified Financial Services—11.6%
Beta Finance, Inc. 5.205%, 07/30/07	15,500,000	15,435,010
Citigroup, Inc. 5.250%, 07/05/07	14,000,000	13,991,833
Credit Suisse 5.300%, 08/20/07	40,000,000	40,000,000
Links Finance, LLC 5.328%, 08/22/07 (a)	45,515,000	45,511,586
Newport Funding Corp. 5.250%, 08/27/07	10,200,000	10,115,213
Nyala Funding, LLC 5.200%, 07/16/07	14,615,000	14,583,334
5.260%, 07/16/07	5,000,000	4,989,042
UBS Finance, Inc. 5.230%, 07/24/07	35,000,000	34,883,051

		179,509,069

Insurance—0.3%
New York Life Insurance Co. 5.430%, 10/15/07 (a)	5,000,000	5,000,000

		5,000,000

Yankee—3.0%
Skandinaviska Enskilda Banken 5.205%, 08/08/07	4,500,000	4,475,276
Unicredito ITA Bank Ireland 5.150%, 08/09/07	27,545,000	27,391,322

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Commercial Paper—(Continued)

Security Description	Face Amount	Value*

Yankee—(Continued)
Versailles CDS, LLC 5.290%, 07/06/07	$15,000,000	$14,988,979

		46,855,577

Total Commercial Paper (Identified Cost $1,024,997,317)		1,024,997,317

Certificate of Deposit—24.6%

Asset Backed—3.6%
American Express Centurion Bank 5.280%, 07/10/07	30,000,000	30,000,000
HBOS Treasury Services, Plc. 5.300%, 08/15/07	20,000,000	20,000,000
5.280%, 10/05/07	5,300,000	5,300,000

		55,300,000

Commercial Banks—11.3%
Barclays Bank, Plc. 5.305%, 07/31/07	15,000,000	15,000,000
5.305%, 08/02/07	4,000,000	4,000,000
5.305%, 08/08/07	23,000,000	23,000,000
5.270%, 10/02/07	30,000,000	30,000,000
Citibank 5.300%, 08/16/07	5,000,000	5,000,000
5.305%, 08/27/07	50,000,000	50,000,000
Natixis Institutional Bank 5.345%, 08/17/07	48,500,000	48,501,179

		175,501,179

Yankee—9.7%
BNP Paribas 5.345%, 07/30/07	16,000,000	16,000,000
5.270%, 10/03/07	12,030,000	12,030,000
5.310%, 11/20/07	21,590,000	21,590,000
5.325%, 11/30/07	19,885,000	19,885,000
Credit Agricole S.A. 5.335%, 08/22/07	51,000,000	51,000,994
Industrial Bank of Japan, Ltd. 5.310%, 07/16/07	5,000,000	5,000,000
5.330%, 08/21/07	11,000,000	11,000,000
Nordea Bank Finland, Plc. 5.270%, 10/03/07	13,000,000	13,000,000

		149,505,994

Total Certificate of Deposit (Identified Cost $380,307,173)		380,307,173

Medium Term Notes—8.2%

Asset Backed—0.9%
Arkle Master Issuer, Plc. (144A) 5.300%, 11/17/07 (a)	3,500,000	3,500,000
Cullinan Finance LLC (144A) 5.300%, 06/25/08 (a)	10,060,000	10,058,994

		13,558,994

Security Description	Face Amount	Value*

Capital Markets—0.5%
General Electric Capital Corp. 5.280%, 08/17/07 (a)	$7,500,000	$7,500,000

Commercial Banks—1.8%
DnB nor Bank ASA (144A) 5.320%, 05/25/11 (a)	28,425,000	28,425,000

Insurance—2.4%
Allstate Life Global Funding II (144A) 5.350%, 08/27/07 (a)	10,000,000	10,000,000
Irish Life & Permanent, Plc. (144A) 5.340%, 01/22/08 (a)	20,000,000	20,000,000
Principal Life Income Funding Trusts 5.390%, 12/07/07 (a)	7,900,000	7,902,050

		37,902,050

Yankee—2.6%
Commonwealth Bank of Australia (144A) 5.355%, 01/31/08 (a)	40,000,000	40,009,146

Total Medium Term Notes (Identified Cost $127,395,190)		127,395,190

Total Investments—99.2% (Identified Cost $1,532,699,680) (b)		1,532,699,680
Other assets less liabilities		11,747,700

Total Net Assets—100%		$1,544,447,380

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2007.
(b)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $1,532,699,680.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2007, the market value of 144A securities was $111,993,140, which is 7.3% of total net assets.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$1,532,699,680
Cash		583
Receivable for:
Fund shares sold		9,228,446
Accrued interest		5,486,930

Total Assets		1,547,415,639
Liabilities
Payable for:
Fund shares redeemed	$2,107,463
Accrued expenses:
Management fees	411,834
Service and distribution fees	96,446
Deferred directors’ fees	74,492
Other expenses	278,024

Total Liabilities		2,968,259

Net Assets		$1,544,447,380

Net assets consists of:
Capital paid in		$1,544,458,814
Undistributed net investment income		27,950
Accumulated net realized losses		(39,384)

Net Assets		$1,544,447,380

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,059,541,292 divided by 10,595,374 shares outstanding)		$100.00

Class B
Net asset value and redemption price per share ($473,727,354 divided by 4,737,256 shares outstanding)		$100.00

Class E
Net asset value and redemption price per share ($11,178,734 divided by 111,787 shares outstanding)		$100.00

Identified cost of investments		$1,532,699,680

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Interest		$36,880,776

Expenses
Management fees	$2,306,843
Service and distribution fees—Class B	517,905
Service and distribution fees—Class E	8,209
Directors’ fees and expenses	12,815
Custodian	80,530
Audit and tax services	20,860
Legal	10,377
Printing	356,456
Insurance	6,997
Miscellaneous	8,979

Total expenses	3,329,971
Management fee waivers	(49,589)	3,280,382

Net Investment Income		33,600,394

Realized and Unrealized Gain
Realized gain on:
Investments—net		5,676

Net gain		5,676

Net Increase in Net Assets From Operations		$33,606,070

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$33,600,394	$50,472,100
Net realized gain (loss)	5,676	(11,763)

Increase in net assets from operations	33,606,070	50,460,337

From Distributions to Shareholders
Net investment income
Class A	(23,567,282)	(34,245,645)
Class B	(9,769,870)	(15,774,535)
Class E	(263,242)	(440,266)

Total distributions	(33,600,394)	(50,460,446)

Increase in net assets from capital share transactions	264,613,871	569,188,126

Total increase in net assets	264,619,547	569,188,017

Net Assets
Beginning of the period	1,279,827,833	710,639,816

End of the period	$1,544,447,380	$1,279,827,833

Undistributed Net Investment Income
End of the period	$27,950	$27,950

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	6,572,700	$657,269,971	7,453,514	$746,628,745
Shares issued through acquisition	0	0	4,077,220	407,713,843
Reinvestments	235,528	23,567,282	355,311	34,245,645
Redemptions	(4,967,277)	(496,727,701)	(7,421,792)	(742,179,238)

Net increase	1,840,951	$184,109,552	4,464,253	$446,408,995

Class B
Sales	4,612,516	$461,251,687	6,560,238	$656,023,779
Reinvestments	97,605	9,769,870	157,745	15,774,535
Redemptions	(3,915,560)	(391,556,028)	(5,505,903)	(550,590,251)

Net increase	794,561	$79,465,529	1,212,080	$121,208,063

Class E
Sales	32,437	$3,243,778	50,137	$5,013,719
Reinvestments	2,632	263,242	4,403	440,266
Redemptions	(24,682)	(2,468,230)	(38,829)	(3,882,917)

Net increase	10,387	$1,038,790	15,711	$1,571,068

Increase derived from capital share transactions		$264,613,871		$569,188,126

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.46	(d)	4.70	2.85	0.98	0.80	1.41

Total from investment operations	2.46		4.70	2.85	0.98	0.80	1.41

Less Distributions
Distributions from net investment income	(2.46)		(4.70)	(2.85)	(0.98)	(0.80)	(1.41)

Total distributions	(2.46)		(4.70)	(2.85)	(0.98)	(0.80)	(1.41)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.5	(b)	4.8	2.9	1.0	0.8	1.4
Ratio of operating expenses to average net assets (%)	0.40	(c)	0.38	0.41	0.42	0.40	0.43
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.41	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.98	(c)	4.79	2.83	0.97	0.78	1.40
Net assets, end of period (000)	$1,059,541		$875,428	$429,019	$469,674	$610,419	$332,151

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.33	(d)	4.45	2.60	0.73	0.55	1.16

Total from investment operations	2.33		4.45	2.60	0.73	0.55	1.16

Less Distributions
Distributions from net investment income	(2.33)		(4.45)	(2.60)	(0.73)	(0.55)	(1.16)

Total distributions	(2.33)		(4.45)	(2.60)	(0.73)	(0.55)	(1.16)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.4	(b)	4.5	2.6	0.7	0.6	1.2
Ratio of operating expenses to average net assets (%)	0.65	(c)	0.63	0.66	0.67	0.65	0.68
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.66	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.72	(c)	4.50	2.84	0.74	0.65	1.15
Net assets, end of period (000)	$473,727		$394,260	$273,052	$78,809	$75,083	$57,260

(a)	Commencement of operations was April 23, 2003 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003(a)
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.38	(d)	4.55	2.70	0.83	0.42

Total from investment operations	2.38		4.55	2.70	0.83	0.42

Less Distributions
Distributions from net investment income	(2.38)		(4.55)	(2.70)	(0.83)	(0.42)

Total distributions	(2.38)		(4.55)	(2.70)	(0.83)	(0.42)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.4	(b)	4.7	2.7	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.55	(c)	0.53	0.56	0.57	0.55	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.56	(c)	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.81	(c)	4.57	2.66	0.88	0.58	(c)
Net assets, end of period (000)	$11,179		$10,140	$8,569	$11,619	$6,858

(a)	Commencement of operations was April 23, 2003 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Money Market Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board” or “Directors”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Expiring 12/31/08	Expiring 12/31/07	Total
$11,851	$5,353	$8,633	$28	$918	$17,711	$474	$32	$45,000

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$50,460,446	$18,582,641	$—	$—	$—	$—	$50,460,446	$18,582,641

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$62,317	$—	$—	$(45,000)	$17,317

Dividends and Distributions to Shareholders:

The BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Money Market	$2,257,254	0.350%	Of the first $1 billion
		0.300%	Of the next $1 billion
		0.250%	On amounts in excess of $2 billion

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Money Market Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the BlackRock Money Market Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.005%	First $500 million
0.015%	Next $500 million

Amounts waived for the six months ended June 30, 2007 are shown as management fee waivers in the Statement of Operations.

4.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-13

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-14

Metropolitan Series Fund, Inc. BlackRock Strategic Value Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the BlackRock Strategic Value Portfolio returned 5.9%, compared to its benchmark, the Russell 2000 Value Index1, which returned 3.8%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Value Funds Universe2 , was 7.4% over the same period.

PORTFOLIO REVIEW

The U.S. equity markets closed the six-month period ended June 30, 2007 in positive territory. However, volatility during the period was on the rise due to growing investor concern regarding further deterioration in the housing market, a potential ripple effect from the subprime mortgage meltdown and diminishing expectations for a near-term cut in the target federal funds rate. In this environment, mid cap stocks outperformed both their large and small cap counterparts, while growth trumped value across the market capitalization spectrum. Within the benchmark Russell 2000 Value Index, the materials, energy and industrials sectors gained the most ground, while financials and utilities were the only sectors in the red. The Portfolio outpaced the benchmark during the period as relative strength in the financials, consumer discretionary and industrials sectors outweighed weakness in materials, information technology (IT) and energy.

Financials proved to be the weakest sector in the benchmark during the period, falling 6.7%. Although stock selection in financials was a positive contributor, the Portfolio’s sub-sector underweights, particularly among underperforming commercial banks, real estate investment trusts (REITs) and mortgage finance names, proved to be the key drivers of relative strength in the sector. In consumer discretionary, favorable comparisons were largely attributable to solid stock selection. Hotels and resorts were the most notable areas of strength, led by gains in Vail Resorts, Orient Express Hotels, and Morgans Hotel Group. Penn National Gaming was another standout performer as shares of the casino operator surged following its announced takeover at a significant premium. Elsewhere in the sector, positive stock selection among household durables and specialty retailers also added significant value. Industrials was among the strongest performing sectors within the Russell 2000 Value Index during the period, gaining 15.7%. Accordingly, the Portfolio’s overweight, partic ularly among construction & engineering and machinery names,drove favorable sector comparisons. In addition, stock selection in these areas added significant value. For example, shares of construction services company Perini Corp. surged following better-than-expected first-quarter results and management’s raised earnings expectations for 2007.

Although Portfolio holdings in the materials sector produced solid gains during the period, they underperformed their benchmark counterparts. Within the sector, key areas of weakness included the metals & mining and chemicals sub-sectors. Within the benchmark, these areas gained 33% and 30%, respectively, leading overall sector returns. As a result, the Portfolio’s underweights in these two areas hindered relative performance. In the information technology (IT) sector, the Portfolio benefited from stock selection among Internet, software and communications equipment names. However, these relative gains were overshadowed by underperformance from holdings in the computer & peripherals and IT services areas. Within the sector, Imation, a maker of removable data storage products, was the most notable laggard as disappointing earnings pushed share prices lower. The stock was eliminated in favor of more attractive opportunities. The energy sector was once again volatile as crude oil prices bounced off their January lows of $50/barrel to close June above $70/barrel. Although an overweight among energy equipment and service names added value, these relative gains were overcome by disappointing stock selection.

During the period, we continued to reduce Portfolio exposure in the consumer discretionary sector as valuations have become extended and the outlook for consumer spending remained murky at best. We also trimmed our weighting in IT, specifically in the software, computer & peripherals and IT services areas. In the financials sector, we reduced our weighting in capital markets holdings and commercial banks. Conversely, we increased portfolio exposure in the healthcare sector, adding to existing holdings and initiating new positions in Kindred Healthcare and healthcare technology company TriZetto Group. We also further bolstered our consumer staples overweight, primarily by increasing existing positions. At period-end, the most notable sector positioning relative to the benchmark Russell 2000 Value Index included overweights in consumer staples, healthcare and industrials, and underweights in IT and financials, primarily driven by our underweight exposure to REITs and banks.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 VALUE INDEX

Average Annual Returns as of June 30, 2007

	BlackRock Strategic Value Portfolio			Russell 2000 Value Index
	Class A	Class B	Class E
6 Months	5.9%	5.8%	5.8%	3.8%
1 Year	17.1	16.8	16.9	16.1
5 Years	11.9	11.5	11.7	14.6
Since Inception	14.0	9.2	9.4	15.6

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 5/1/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
BJ’s Wholesale Club, Inc.	2.8%
DJO, Inc.	2.6%
Sligan Holdings, Inc.	2.6%
Pilgrim’s Pride Corp.	2.5%
The Brinks Co.	2.4%
Axcan Pharma, Inc.	2.2%
Texas Industries, Inc.	2.0%
Hain Celestial Group, Inc.	1.8%
H.B. Fuller Co.	1.8%
Piper Jaffray Co.	1.7%

Top Sectors

% of Total Net Assets
Financials	23.2%
Industrials	19.3%
Consumer Discretionary	13.9%
Consumer Staples	9.3%
Materials	8.6%
Information Technology	8.2%
Health Care	8.2%
Energy	4.7%
Utilities	3.9%
Cash/Other	0.7%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
BlackRock Strategic Value—Class A	Actual	0.87%	$1,000.00	$1,059.00	$4.44
	Hypothetical	0.87%	$1,000.00	$1,020.42	$4.36

BlackRock Strategic Value—Class B	Actual	1.12%	$1,000.00	$1,057.80	$5.71
	Hypothetical	1.12%	$1,000.00	$1,019.17	$5.61

BlackRock Strategic Value—Class E	Actual	1.02%	$1,000.00	$1,058.00	$5.20
	Hypothetical	1.02%	$1,000.00	$1,019.67	$5.11

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—99.2% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.1%
Orbital Sciences Corp. (a)	569,000	$11,954,690

Building Products—0.7%
Goodman Global, Inc. (b)	344,071	7,645,258

Capital Markets—3.4%
KBW, Inc. (b)	365,700	10,744,266
Piper Jaffray Co.	323,135	18,008,313
TradeStation Group, Inc. (b)	526,600	6,134,890

		34,887,469

Chemicals—1.8%
H.B. Fuller Co.	616,900	18,439,141

Commercial Banks—8.6%
Boston Private Financial Holdings, Inc. (b)	487,900	13,109,873
Cathay General Bancorp (a) (b)	193,700	6,496,698
Columbia Banking Systems, Inc. (b)	153,700	4,495,725
First Midwest Bancorp, Inc. (b)	349,400	12,407,194
First State Bancorp (b)	222,200	4,730,638
Sterling Bancshares, Inc. (b)	830,400	9,391,824
Sterling Financial Corp. (Washington)	414,557	11,997,280
Umpqua Holdings Corp. (b)	424,108	9,970,779
United Bankshares, Inc. (b)	264,600	8,414,280
Wintrust Financial Corp. (b)	196,500	8,616,525

		89,630,816

Commercial Services & Supplies—7.2%
PHH Corp.	528,900	16,506,969
The Brinks Co.	408,500	25,282,065
Waste Connections, Inc. (a) (b)	535,050	16,179,912
Watson Wyatt & Co. Holdings (a)	336,000	16,961,280

		74,930,226

Communications Equipment—1.1%
Dycom Industries, Inc. (a) (b)	373,511	11,197,860

Computers & Peripherals—1.7%
Electronics for Imaging, Inc. (a)	623,400	17,592,348

Construction & Engineering—2.2%
Perini Corp.	242,300	14,908,719
Washington Group International, Inc. (a) (b)	101,770	8,142,618

		23,051,337

Construction Materials—2.0%
Texas Industries, Inc. (b)	261,600	20,512,056

Containers & Packaging—2.6%
Silgan Holdings, Inc.	482,300	26,661,544

Electric Utilities—1.1%
ITC Holdings Corp.	137,700	5,594,751
UIL Holdings Corp.	162,000	5,362,200

		10,956,951

Security Description	Shares	Value*

Energy Equipment & Services—3.2%
Cal Dive International, Inc. (a) (b)	498,500	$8,290,055
Hercules Offshore, Inc. (a) (b)	331,722	10,741,158
Oceaneering International, Inc. (a)	178,600	9,401,504
Universal Compression Holdings, Inc. (a)	71,200	5,159,864

		33,592,581

Food & Staples Retailing—4.1%
BJ’s Wholesale Club, Inc. (a)	807,000	29,076,210
Ruddick Corp.	442,100	13,316,052

		42,392,262

Food Products—4.8%
Hain Celestial Group, Inc. (a)	697,700	18,935,578
Pilgrim’s Pride Corp. (b)	670,200	25,581,534
Ralcorp Holdings, Inc. (a)	96,960	5,182,512

		49,699,624

Gas Utilities—0.6%
Southwest Gas Corp.	192,800	6,518,568

Health Care Equipment & Supplies—2.6%
DJO, Inc. (b)	657,901	27,151,574

Health Care Providers & Services—3.0%
Kindred Healthcare, Inc. (a) (b)	444,600	13,658,112
Magellan Health Services, Inc.	370,600	17,221,782

		30,879,894

Health Care Technology—0.4%
The TriZetto Group, Inc. (a) (b)	238,500	4,617,360

Hotels, Restaurants & Leisure—7.3%
Morgans Hotel Group Co. (b)	598,010	14,579,484
Orient-Express Hotels, Ltd. (Class A)	326,300	17,424,420
Penn National Gaming, Inc. (a)	208,800	12,546,792
Pinnacle Entertainment, Inc.	494,900	13,931,435
Vail Resorts, Inc. (b)	279,500	17,013,165

		75,495,296

Independent Power Producers & Energy Traders—1.1%
Black Hills Corp. (b)	296,000	11,766,000

Insurance—4.6%
Aspen Insurance Holdings, Ltd.	413,400	11,604,138
Endurance Specialty Holdings, Ltd.	405,596	16,240,064
National Financial Partners Corp. (b)	71,758	3,323,113
Platinum Underwriters Holdings, Ltd.	474,507	16,489,118

		47,656,433

Internet Software & Services—0.9%
SkillSoft, Plc. (ADR) (a)	1,045,500	9,712,695

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Leisure Equipment & Products—1.5%
Leapfrog Enterprises, Inc. (b)	549,526	$5,632,641
RC2 Corp. (a)	257,000	10,282,570

		15,915,211

Machinery—3.7%
Actuant Corp. (b)	196,300	12,378,678
Albany International Corp. (Class A) (b)	183,300	7,412,652
Astec Industries, Inc.	199,400	8,418,668
Chart Industries, Inc.	364,800	10,374,912

		38,584,910

Marine—1.3%
Kirby Corp.	363,347	13,948,891

Media—1.2%
Belo Corp. (Class A)	600,052	12,355,071

Metals & Mining—1.0%
Kaiser Aluminum Corp. (a)	139,600	10,174,048

Multi-Utilities—1.1%
PNM Resources, Inc.	398,800	11,082,652

Oil, Gas & Consumable Fuels—1.4%
Delta Petroleum Corp. (b)	405,300	8,138,424
Goodrich Petroleum Corp. (a) (b)	192,800	6,676,664

		14,815,088

Paper & Forest Products—1.2%
Louisiana-Pacific Corp.	689,000	13,035,880

Personal Products—0.5%
NU Skin Enterprises, Inc. (b)	298,451	4,924,441

Pharmaceuticals—2.2%
Axcan Pharma, Inc. (b)	1,161,820	22,457,981

Real Estate Investment Trusts—4.9%
Arbor Realty Trust, Inc. (b)	330,800	8,537,948
BioMed Realty Trust, Inc.	37,400	939,488
Corporate Office Properties Trust (b)	138,100	5,663,481
DCT Industrial Realty Trust, Inc. (b)	610,400	6,567,904
Education Realty Trust, Inc. (b)	382,500	5,366,475
Gramercy Capital Corp. (b)	251,000	6,912,540
LaSalle Hotel Properties	239,400	10,394,748
Tanger Factory Outlet Centers, Inc. (b)	180,400	6,755,980

		51,138,564

Road & Rail—1.9%
Dollar Thrifty Automotive Group, Inc. (a)	215,200	8,788,768
Knight Transportation, Inc. (b)	306,500	5,939,970
Vitran Corp., Inc.	228,600	4,878,324

		19,607,062

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—3.1%
Cirrus Logic, Inc. (a)	780,100	$6,474,830
Intersil Corp.	322,400	10,142,704
Microsemi Corp. (a) (b)	390,500	9,352,475
RF Micro Devices, Inc. (a) (b)	968,900	6,045,936

		32,015,945

Software—1.4%
Lawson Software, Inc. (b)	1,473,300	14,570,937

Specialty Retail—3.9%
Big 5 Sporting Goods Corp.	265,200	6,762,600
Borders Group, Inc. (b)	205,000	3,907,300
Hot Topic, Inc. (a) (b)	590,756	6,421,518
Sally Beauty Holdings, Inc. (a)	435,011	3,915,099
The Children’s Place Retail Stores, Inc. (a)	140,500	7,255,420
The Talbots, Inc. (b)	510,400	12,775,312

		41,037,249

Thrifts & Mortgage Finance—1.7%
First Niagara Financial Group, Inc. (b)	1,036,700	13,580,770
WSFS Financial Corp. (b)	62,570	4,093,955

		17,674,725

Trading Companies & Distributors—1.1%
H&E Equipment Services, Inc. (a)	403,300	11,187,542

Total Common Stock (Identified Cost $938,395,639)		1,031,468,180

Short Term Investments—1.3%
Security Description	Face Amount	Value*

Discount Notes—1.3%
Federal National Mortgage Association 4.950%, 07/02/07	$12,900,000	12,898,226

Total Short Term Investments (Identified Cost $12,898,226)		12,898,226

Total Investments—100.5% (Identified Cost $951,293,865) (c)		1,044,366,406
Liabilities in excess of other assets		(4,764,907)

Total Net Assets—100%		$1,039,601,499

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $252,627,506 and the collateral received consisted of cash in the amount of $258,334,015.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $951,293,865 and the composition of unrealized appreciation and depreciation of investment securities was $118,425,385 and $(25,352,844), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$1,044,366,406
Collateral for securities loaned		258,334,015
Receivable for:
Securities sold		2,063,376
Fund shares sold		1,730,444
Accrued interest and dividends		776,584

Total Assets		1,307,270,825
Liabilities
Payable for:
Fund shares redeemed	$1,146,159
Securities purchased	3,726,149
Return of collateral for securities loaned	258,334,015
Due to custodian bank	3,517,024
Accrued expenses:
Management fees	710,229
Service and distribution fees	69,055
Other expenses	166,695

Total Liabilities		267,669,326

Net Assets		$1,039,601,499

Net assets consists of:
Capital paid in		$899,241,459
Undistributed net investment income		3,417,046
Accumulated net realized gains		43,870,453
Unrealized appreciation on investments		93,072,541

Net Assets		$1,039,601,499

Computation of offering price:
Class A
Net asset value and redemption price per share ($608,603,669 divided by 36,573,568 shares outstanding)		$16.64

Class B
Net asset value and redemption price per share ($185,691,165 divided by 11,308,543 shares outstanding)		$16.42

Class E
Net asset value and redemption price per share ($245,306,665 divided by 14,884,621 shares outstanding)		$16.48

Identified cost of investments		$951,293,865

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$6,303,085
Interest		635,868	(a)

		6,938,953
Expenses
Management fees	$4,233,680
Service and distribution fees—Class B	220,578
Service and distribution fees—Class E	185,823
Directors’ fees and expenses	11,011
Custodian	51,985
Audit and tax services	15,860
Legal	6,373
Printing	150,484
Insurance	4,767
Miscellaneous	17,969

Total expenses	4,898,530
Expense reductions	(185,572)	4,712,958

Net Investment Income		2,225,995

Realized and Unrealized Gain
Realized gain on:
Investments—net		47,235,830
Unrealized appreciation on:
Investments—net		9,536,531

Net gain		56,772,361

Net Increase in Net Assets From Operations		$58,998,356

(a)	Includes income on securities loaned of $230,553.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$2,225,995	$4,042,013
Net realized gain	47,235,830	113,811,788
Unrealized appreciation	9,536,531	36,617,809

Increase in net assets from operations	58,998,356	154,471,610

From Distributions to Shareholders
Net investment income
Class A	(1,793,872)	(1,945,245)
Class B	(99,321)	(102,941)
Class E	(369,395)	(458,488)

	(2,262,588)	(2,506,674)

Net realized gain
Class A	(68,897,991)	(115,020,430)
Class B	(20,599,114)	(25,158,754)
Class E	(28,374,988)	(48,023,370)

	(117,872,093)	(188,202,554)

Total distributions	(120,134,681)	(190,709,228)

Increase in net assets from capital share transactions	69,151,520	93,355,982

Total increase in net assets	8,015,195	57,118,364

Net Assets
Beginning of the period	1,031,586,304	974,467,940

End of the period	$1,039,601,499	$1,031,586,304

Undistributed Net Investment Income
End of the period	$3,417,046	$3,453,639

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	2,420,539	$42,385,365	5,017,240	$88,564,317
Reinvestments	4,286,954	70,691,863	6,941,583	116,965,675
Redemptions	(4,507,711)	(78,649,277)	(10,145,321)	(176,493,943)

Net increase	2,199,782	$34,427,951	1,813,502	$29,036,049

Class B
Sales	1,264,267	$21,827,115	3,173,425	$54,320,433
Reinvestments	1,271,403	20,698,435	1,516,308	25,261,695
Redemptions	(877,096)	(15,037,625)	(1,406,157)	(24,130,240)

Net increase	1,658,574	$27,487,925	3,283,576	$55,451,888

Class E
Sales	342,867	$5,972,859	909,735	$15,909,769
Reinvestments	1,759,142	28,744,383	2,901,368	48,481,858
Redemptions	(1,593,825)	(27,481,598)	(3,204,769)	(55,523,582)

Net increase	508,184	$7,235,644	606,334	$8,868,045

Increase derived from capital share transactions		$69,151,520		$93,355,982

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.74		$18.55	$19.17	$16.62	$11.07	$14.13

Income From Investment Operations
Net investment income (loss)	0.09	(d)	0.08	0.08	0.00	(0.01)	(0.04)
Net realized and unrealized gain (loss) of investments	0.93	(d)	2.84	0.57	2.55	5.56	(2.95)

Total from investment operations	1.02		2.92	0.65	2.55	5.55	(2.99)

Less Distributions
Distributions from net investment income	(0.05)		(0.06)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(2.07)		(3.67)	(1.27)	0.00	0.00	(0.06)

Total distributions	(2.12)		(3.73)	(1.27)	0.00	0.00	(0.07)

Net Asset Value, End of Period	$16.64		$17.74	$18.55	$19.17	$16.62	$11.07

Total Return (%)	5.9	(a)	16.7	4.2	15.3	50.1	(21.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.87	(b)	0.89	0.89	0.89	0.93	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.84	(b)	0.85	0.84	0.87	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.51	(b)	0.48	0.42	(0.03)	(0.10)	(0.28)
Portfolio turnover rate (%)	107	(b)	141	175	33	44	27
Net assets, end of period (000)	$608,604		$609,877	$604,086	$666,800	$561,245	$319,202

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.51		$18.35	$19.02	$16.53	$11.04	$14.12

Income From Investment Operations
Net investment income (loss)	0.05	(d)	0.04	0.03	0.00	(0.01)	0.00
Net realized and unrealized gain (loss) of investments	0.94	(d)	2.81	0.57	2.49	5.50	(3.01)

Total from investment operations	0.99		2.85	0.60	2.49	5.49	(3.01)

Less Distributions
Distributions from net investment income	(0.01)		(0.02)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(2.07)		(3.67)	(1.27)	0.00	0.00	(0.06)

Total distributions	(2.08)		(3.69)	(1.27)	0.00	0.00	(0.07)

Net Asset Value, End of Period	$16.42		$17.51	$18.35	$19.02	$16.53	$11.04

Total Return (%)	5.8	(a)	16.4	3.9	15.1	49.7	(21.5)
Ratio of operating expenses to average net assets before expense reductions (%)	1.12	(b)	1.14	1.14	1.14	1.18	1.20
Ratio of operating expenses to average net assets after expense reductions (%) (c)	1.09	(b)	1.10	1.09	1.12	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.26	(b)	0.26	0.20	(0.09)	(0.26)	(0.53)
Portfolio turnover rate (%)	107	(b)	141	175	33	44	27
Net assets, end of period (000)	$185,691		$169,004	$116,849	$58,676	$1,120	$10

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.58		$18.41	$19.06	$16.55	$11.04	$14.12

Income From Investment Operations
Net investment income (loss)	0.06	(d)	0.06	0.05	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss) of investments	0.94	(d)	2.82	0.57	2.53	5.53	(3.00)

Total from investment operations	1.00		2.88	0.62	2.51	5.51	(3.01)

Less Distributions
Distributions from net investment income	(0.03)		(0.04)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(2.07)		(3.67)	(1.27)	0.00	0.00	(0.06)

Total distributions	(2.10)		(3.71)	(1.27)	0.00	0.00	(0.07)

Net Asset Value, End of Period	$16.48		$17.58	$18.41	$19.06	$16.55	$11.04

Total Return (%)	5.8	(a)	16.6	4.0	15.2	49.9	(21.5)
Ratio of operating expenses to average net assets before expense reductions (%)	1.02	(b)	1.04	1.04	1.04	1.08	1.10
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.99	(b)	1.00	0.99	1.02	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.36	(b)	0.32	0.27	(0.16)	(0.22)	(0.43)
Portfolio turnover rate (%)	107	(b)	141	175	33	44	27
Net assets, end of period (000)	$245,307		$252,705	$253,532	$273,771	$178,240	$56,055

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Strategic Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had no capital loss carryovers.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$26,429,853	$4,492,905	$164,279,375	$61,041,533	$—	$—	$190,709,228	$65,534,438

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$75,912,779	$44,663,886	$80,919,700	$—	$201,496,365

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$547,056,921	$0	$578,438,868

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Strategic Value	$4,233,680	0.850%	Of the first $500 million
		0.800%	Of the next $500 million
		0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Strategic Value Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc. Capital Guardian U.S. Equity Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Managed by Capital Guardian Trust Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned 6.9%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 7.0%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe2, was 8.0% over the same period.

PORTFOLIO REVIEW

U.S. equities rode a roller coaster earlier in the year, and hit a record high by the end of June fueled by merger-and-acquisition activity and strong corporate earnings. Bids for Alcan, First Data, SLM and Alltel helped support the broad rally. Energy was the best-performing sector amid strong results and oil futures that rose above $70 a barrel during the period. In a shift from the previous quarter, information technology and industrials also outperformed, supported by earnings, positive outlooks and new products. The anticipated arrival of the iPhone helped boost Apple’s stock price.

Utilities, the top-performing group in 2006 and in the first quarter of this year, declined somewhat in the second quarter. Consumer staples shares also underperformed, stung by lowered forecasts. The financials sector was hurt by subprime mortgage losses and a still-sluggish housing sector, although SLM bucked the trend, rising after it agreed in April to a $25 billion buyout by a consortium of private equity firms and banks.

By the end of the period, higher borrowing costs and trouble in the credit markets left some investors wondering if the buyout boom had peaked as Treasury yields jumped to a five-year high in June. Much of the record level of worldwide mergers announced so far this year has been built with borrowed money and several leveraged buyout deals stalled. Blackstone Group, the private equity firm that went public June 22, saw its stock slide 5.6% below its initial listed price during its first week of trading.

The economy showed signs of moderation, with growth easing to a 0.7% annual rate in the first quarter, the slowest pace since 2002, though production data indicated the economy could reaccelerate in the second half of the year. The fragile housing market continued to be reflected in flagging home sales and housing starts. However, core consumer prices rose only mildly, suggesting inflation remained in check, and unemployment stayed low.

For the six month period ending June 30, 2007, the Portfolio slightly underperformed the S&P 500 Index. The Portfolio benefited from an underweight position relative to the Index and stock selection in the financial sector—including owning SLM Corporation, which soared on buyout news, and being underweight the diversified financial industry. Stock selection within the industrials sector was another positive for the Portfolio during the period; specifically within the building products and construction and engineering industries. The top overall contributors within the sector were Illinois Toolworks, Fluor Corporation, United Technologies, and American Standard. Returns were also boosted by stock selection and a lower-than-benchmark weighting in consumer staples. Despite being underweight the sector, our choice of energy stocks was also helpful to relative returns, aided by holdings in equipment and service companies.

Selection among health care companies, particularly in pharmaceuticals and biotechnology, detracted from comparative returns. Sepracor, Inc. was the largest detractor within this sector and within the Portfolio as a whole. Stock selection in information technology, and stock selection in, as well as being underweight the telecommunication services, also detracted from results.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of June 30, 2007

	Capital Guardian U.S. Equity Portfolio		S&P 500 Index
	Class A	Class B
6 Months	6.9%	6.8%	7.0%
1 Year	15.3	15.1	20.5
5 Years	11.4	11.1	10.7
Since Inception	7.9	7.7	8.6

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/02.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
Microsoft Corp.	3.1%
General Electric Co.	2.8%
Cisco Systems, Inc.	2.4%
Google, Inc. (Class A)	2.3%
Target Corp.	2.1%
Royal Dutch Shell, Plc. (ADR)	1.9%
Washington Mutual, Inc.	1.8%
Wachovia Corp.	1.8%
Lowe’s Cos., Inc.	1.7%
JPMorgan Chase & Co.	1.6%

Top Sectors

% of Total Net Assets
Information Technology	23.6%
Financials	16.8%
Consumer Discretionary	12.9%
Health Care	12.6%
Industrials	10.6%
Energy	7.5%
Consumer Staples	6.8%
Telecommunication Services	2.2%
Materials	2.0%
Utilities	1.2%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Capital Guardian U.S. Equity—Class A	Actual	0.70%	$1,000.00	$1,069.10	$3.59
	Hypothetical	0.70%	$1,000.00	$1,021.28	$3.51

Capital Guardian U.S. Equity—Class B	Actual	0.95%	$1,000.00	$1,068.50	$4.87
	Hypothetical	0.95%	$1,000.00	$1,020.02	$4.76

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—96.1% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.5%
Alliant Techsystems, Inc. (a)	7,500	$743,625
Boeing Co.	15,500	1,490,480
United Technologies Corp.	94,290	6,687,990

		8,922,095

Air Freight & Logistics—1.8%
FedEx Corp.	15,580	1,728,913
United Parcel Service, Inc. (Class B)	126,000	9,198,000

		10,926,913

Auto Components—0.4%
Johnson Controls, Inc.	19,700	2,280,669

Automobiles—1.0%
Ford Motor Co. (a)	438,300	4,128,786
General Motors Corp.	43,300	1,636,740

		5,765,526

Beverages—2.1%
Anheuser-Busch Cos., Inc.	20,300	1,058,848
PepsiCo, Inc.	125,780	8,156,833
The Coca-Cola Co.	60,100	3,143,831

		12,359,512

Biotechnology—1.9%
Genentech, Inc. (a)	85,000	6,431,100
ImClone Systems, Inc. (a)	92,100	3,256,656
Millennium Pharmaceuticals, Inc. (a)	176,600	1,866,662

		11,554,418

Building Products—0.7%
American Standard Cos., Inc.	62,000	3,656,760
Owens Corning, Inc. (a)	23,800	800,394

		4,457,154

Capital Markets—1.4%
American Capital Strategies, Ltd.	44,200	1,879,384
Lehman Brothers Holdings, Inc.	42,800	3,189,456
Merrill Lynch & Co., Inc.	9,800	819,084
The Goldman Sachs Group, Inc.	11,780	2,553,315

		8,441,239

Chemicals—1.0%
E. I. du Pont de Nemours & Co.	12,600	640,584
Huntsman Corp. (a)	6,900	167,739
Methanex Corp.	49,700	1,249,458
Potash Corp. of Saskatchewan, Inc.	46,800	3,648,996
Rohm & Haas Co.	9,500	519,460

		6,226,237

Commercial Banks—3.9%
Commerce Bancorp, Inc.	25,900	958,041
Fifth Third Bancorp	76,900	3,058,313

Security Description	Shares	Value*

Commercial Banks—(Continued)
SunTrust Banks, Inc.	23,100	$1,980,594
Wachovia Corp.	212,647	10,898,159
Wells Fargo & Co.	196,700	6,917,939

		23,813,046

Communications Equipment—3.8%
Cisco Systems, Inc. (a)	515,540	14,357,789
Corning, Inc. (a)	119,850	3,062,168
QUALCOMM, Inc.	132,960	5,769,134

		23,189,091

Computers & Peripherals—4.2%
Brocade Communications Systems, Inc.	384,000	3,002,880
Dell, Inc. (a)	138,000	3,939,900
Hewlett-Packard Co.	51,020	2,276,513
SanDisk Corp. (a)	173,000	8,466,620
Seagate Technology (a)	256,700	5,588,359
Sun Microsystems, Inc. (a)	407,400	2,142,924

		25,417,196

Construction & Engineering—1.3%
Fluor Corp.	68,000	7,573,160

Consumer Finance—1.9%
AmeriCredit Corp. (a)	54,900	1,457,595
Capital One Financial Corp.	40,300	3,161,132
SLM Corp.	122,700	7,065,066

		11,683,793

Diversified Financial Services—1.6%
JPMorgan Chase & Co.	193,272	9,364,028

Diversified Telecommunication Services—1.9%
AT&T, Inc.	110,977	4,605,546
Level 3 Communications, Inc.	411,000	2,404,350
Time Warner Telecom, Inc. (Class A) (a)	110,900	2,229,090
Verizon Communications, Inc.	46,638	1,920,086

		11,159,072

Electric Utilities—0.6%
Edison International	66,800	3,748,816

Electrical Equipment—0.5%
Cooper Industries, Ltd. (Class A)	30,400	1,735,536
Emerson Electric Co.	23,400	1,095,120

		2,830,656

Electronic Equipment & Instruments—1.0%
Agilent Technologies, Inc. (a)	28,105	1,080,356
Flextronics International, Ltd. (a)	180,600	1,950,480
Jabil Circuit, Inc.	148,710	3,282,030

		6,312,866

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Energy Equipment & Services—3.5%
Baker Hughes, Inc.	48,510	$4,081,146
BJ Services Co.	113,600	3,230,784
Halliburton Co.	33,200	1,145,400
Schlumberger, Ltd.	102,200	8,680,868
Weatherford International, Ltd. (a)	75,600	4,176,144

		21,314,342

Food & Staples Retailing—0.5%
Costco Wholesale Corp.	15,900	930,468
Sysco Corp.	67,100	2,213,629

		3,144,097

Food Products—2.6%
Campbell Soup Co.	28,200	1,094,442
Kraft Foods, Inc. (Class A)	172,036	6,064,269
Sara Lee Corp.	344,600	5,996,040
Unilever NV (NY Shares)	78,700	2,441,274

		15,596,025

Health Care Equipment & Supplies—1.8%
Baxter International, Inc.	130,700	7,363,638
Kyphon, Inc. (a)	2,500	120,375
Lumenis, Ltd. (a)	520	546
Medtronic, Inc.	66,700	3,459,062

		10,943,621

Health Care Providers & Services—1.6%
DaVita, Inc. (a)	53,500	2,882,580
UnitedHealth Group, Inc.	122,100	6,244,194
WellPoint, Inc. (a)	8,104	646,942

		9,773,716

Health Care Technology—0.2%
Cerner Corp. (a)	16,500	915,255

Hotels, Restaurants & Leisure—1.9%
Carnival Corp.	17,300	843,721
Las Vegas Sands Corp. (a)	52,100	3,979,919
McDonald’s Corp.	23,600	1,197,936
Starbucks Corp. (a)	96,900	2,542,656
Starwood Hotels & Resorts Worldwide, Inc. (a)	27,235	1,826,652
The Cheesecake Factory, Inc. (a)	32,000	784,640

		11,175,524

Household Durables—0.8%
Fortune Brands, Inc.	13,800	1,136,706
Jarden Corp. (a)	15,900	683,859
Leggett & Platt, Inc.	82,200	1,812,510
Lennar Corp. (Class A)	26,300	961,528

		4,594,603

Independent Power Producers & Energy Traders—0.3%
The AES Corp. (a)	94,900	2,076,412

Security Description	Shares	Value*

Industrial Conglomerates—3.1%
General Electric Co.	436,000	$16,690,080
Siemens AG (ADR)	13,000	1,859,780

		18,549,860

Insurance—4.0%
Aflac, Inc.	30,000	1,542,000
AMBAC Financial Group, Inc.	11,500	1,002,685
American International Group, Inc.	95,300	6,673,859
Berkshire Hathaway, Inc. (Class A) (a)	27	2,955,825
Marsh & McLennan Cos., Inc.	144,200	4,452,896
MBIA, Inc.	16,100	1,001,742
RenaissanceRe Holdings, Ltd.	23,700	1,469,163
The Progressive Corp.	73,800	1,766,034
XL Capital, Ltd. (Class A)	40,400	3,405,316

		24,269,520

Internet Software & Services—3.9%
eBay, Inc. (a)	175,220	5,638,580
Google, Inc. (Class A) (a)	26,030	13,623,581
Yahoo!, Inc. (a)	168,180	4,562,723

		23,824,884

IT Services—0.7%
Affiliated Computer Services, Inc. (a)	16,600	941,552
Alliance Data Systems Corp. (a)	13,400	1,035,552
Automatic Data Processing, Inc.	5,370	260,284
Paychex, Inc.	45,300	1,772,136
Verifone Holdings, Inc.	400	14,100

		4,023,624

Machinery—1.7%
Danaher Corp.	53,600	4,046,800
Illinois Tool Works, Inc.	108,300	5,868,777
Parker-Hannifin Corp.	5,000	489,550

		10,405,127

Media—3.2%
CBS Corp. (Class B)	94,050	3,133,746
Citadel Broadcasting Corp.	12,993	83,805
Comcast Corp. (Class A)	50,100	1,408,812
Getty Images, Inc. (a)	50,900	2,433,529
Omnicom Group, Inc.	28,600	1,513,512
The Walt Disney Co.	169,200	5,776,488
Time Warner Cable, Inc. (Class A) (a)	23,900	936,163
Time Warner, Inc.	92,300	1,941,992
Viacom, Inc. (Class B) (a)	49,750	2,071,092

		19,299,139

Metals & Mining—1.0%
Alcoa, Inc.	70,716	2,866,120
Barrick Gold Corp.	65,400	1,901,178
Newmont Mining Corp.	33,000	1,288,980

		6,056,278

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Multi-Utilities—0.3%
CMS Energy Corp.	91,700	$1,577,240

Multiline Retail—2.1%
Target Corp.	202,600	12,885,360

Oil, Gas & Consumable Fuels—3.9%
Anadarko Petroleum Corp.	23,200	1,206,168
Arch Coal, Inc.	72,400	2,519,520
Chevron Corp.	30,773	2,592,318
ConocoPhillips	5,600	439,600
EOG Resources, Inc.	15,000	1,095,900
Exxon Mobil Corp.	49,199	4,126,812
Royal Dutch Shell, Plc. (ADR) (A Shares)	123,600	10,036,320
Royal Dutch Shell, Plc. (ADR) (B Shares)	19,307	1,609,238

		23,625,876

Personal Products—0.4%
Avon Products, Inc.	71,200	2,616,600

Pharmaceuticals—7.2%
Allergan, Inc.	107,560	6,199,758
AstraZeneca, Plc. (ADR)	159,200	8,514,016
Bristol-Myers Squibb Co.	102,700	3,241,212
Endo Pharmaceuticals Holdings, Inc. (a)	28,270	967,682
Forest Laboratories, Inc. (a)	198,360	9,055,134
Pfizer, Inc.	143,700	3,674,409
Sanofi-Aventis (ADR)	110,600	4,453,862
Sepracor, Inc. (a)	63,390	2,600,258
Teva Pharmaceutical Industries, Ltd. (ADR)	66,700	2,751,375
Wyeth	32,000	1,834,880

		43,292,586

Real Estate Investment Trusts—0.4%
Douglas Emmett, Inc.	29,800	737,252
General Growth Properties, Inc.	21,680	1,147,956
Host Hotels & Resorts, Inc.	16,676	385,549

		2,270,757

Semiconductors & Semiconductor Equipment—5.7%
Altera Corp. (a)	142,200	3,146,886
Applied Materials, Inc.	370,401	7,359,868
ASML Holding NV (a)	14,710	403,789
Intel Corp.	291,900	6,935,544
KLA-Tencor Corp.	137,100	7,533,645
Lam Research Corp. (a)	23,800	1,223,320
Linear Technology Corp.	64,800	2,344,464
Qimonda AG (ADR) (a)	58,700	906,915
Silicon Laboratories, Inc. (a)	27,500	951,775
Xilinx, Inc.	131,300	3,514,901

		34,321,107

Software—4.2%
Microsoft Corp.	642,030	18,920,624
NAVTEQ Corp. (a)	21,500	910,310
SAP AG (ADR)	83,455	4,262,047
Symantec Corp. (a)	66,600	1,345,320

		25,438,301

Security Description	Shares	Value*

Specialty Retail—3.0%
Best Buy Co., Inc.	84,400	$3,938,948
Lowe’s Cos., Inc.	337,300	10,351,737
The Home Depot, Inc.	71,458	2,811,872
Urban Outfitters, Inc. (a)	34,100	819,423

		17,921,980

Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc. (a)	99,087	2,678,322

Thrifts & Mortgage Finance—3.7%
Federal Home Loan Mortgage Corp.	41,300	2,506,910
Federal National Mortgage Association	63,700	4,161,521
Hudson City Bancorp, Inc.	256,800	3,138,096
IndyMac Bancorp, Inc.	43,600	1,271,812
Washington Mutual, Inc.	267,800	11,418,992

		22,497,331

Tobacco—1.2%
Altria Group, Inc.	100,900	7,077,126

Wireless Telecommunication Services—0.3%
American Tower Corp. (Class A) (a)	36,570	1,535,940

Total Common Stock (Identified Cost $493,207,016)		579,726,040

Fixed Income-Convertible—0.3%
Security Description	Face Amount	Value*

Automobiles—0.3%
Ford Motor Co. 4.250%, 12/15/36	$1,284,000	1,608,210

Total Fixed Income—Convertible (Identified Cost $1,291,980)		1,608,210

Short Term Investments—2.0%

Repurchase Agreement—2.0%
State Street Corp. Repurchase Agreement dated 06/29/07 at 2.500% to be repurchased at $12,264,555 on 07/02/07, collateralized by $11,095,000 U.S. Treasury Bond 6.250% due 08/15/23 with a value of $12,509,613.	12,262,000	12,262,000

Total Short Term Investments (Identified Cost $12,262,000)		12,262,000

Total Investments—98.4% (Identified Cost $506,760,996) (b)		593,596,250
Other assets less liabilities		9,896,048

Total Net Assets—100%		$603,492,298

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $506,760,996 and the composition of unrealized appreciation and depreciation of investment securities was $96,132,902 and $(9,297,648), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$593,596,250
Cash		299
Receivable for:
Securities sold		17,095,265
Fund shares sold		278
Accrued interest and dividends		617,449
Foreign taxes		15,112

Total Assets		611,324,653
Liabilities
Payable for:
Fund shares redeemed	$572,242
Securities purchased	6,778,771
Withholding taxes	18,452
Accrued expenses:
Management fees	328,843
Service and distribution fees	25,645
Deferred directors’ fees	3,713
Other expenses	104,689

Total Liabilities		7,832,355

Net Assets		$603,492,298

Net assets consists of:
Capital paid in		$484,654,841
Undistributed net investment income		2,195,863
Accumulated net realized gains		29,806,340
Unrealized appreciation on investments		86,835,254

Net Assets		$603,492,298

Computation of offering price:
Class A
Net asset value and redemption price per share ($479,296,141 divided by 35,996,966 shares outstanding)		$13.31

Class B
Net asset value and redemption price per share ($124,196,157 divided by 9,369,248 shares outstanding)		$13.26

Identified cost of investments		$506,760,996

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$4,236,780	(a)
Interest		146,385

		4,383,165
Expenses
Management fees	$1,868,131
Service and distribution fees—Class B	140,083
Directors’ fees and expenses	11,250
Custodian	29,119
Audit and tax services	15,860
Legal	1,374
Printing	44,790
Insurance	2,844
Miscellaneous	15,779

Total expenses	2,129,230
Expense reductions	(7,211)	2,122,019

Net Investment Income		2,261,146

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	30,681,977
Futures contracts—net	(178,119)
Foreign currency transactions—net	7	30,503,865

Unrealized appreciation on:
Investments—net		4,778,844

Net gain		35,282,709

Net Increase in Net Assets From Operations		$37,543,855

(a)	Net of foreign taxes of $82,260.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$2,261,146	$3,909,548
Net realized gain	30,503,865	41,900,969
Unrealized appreciation	4,778,844	4,370,028

Increase in net assets from operations	37,543,855	50,180,545

From Distributions to Shareholders
Net investment income
Class A	(2,110,792)	(4,202,600)
Class B	(268,916)	(767,845)

	(2,379,708)	(4,970,445)

Net realized gain
Class A	(26,256,976)	(4,498,095)
Class B	(6,493,530)	(1,062,574)

	(32,750,506)	(5,560,669)

Total distributions	(35,130,214)	(10,531,114)

Increase (decrease) in net assets from capital share transactions	47,797,086	(3,063,753)

Total increase in net assets	50,210,727	36,585,678

Net Assets
Beginning of the period	553,281,571	516,695,893

End of the period	$603,492,298	$553,281,571

Undistributed Net Investment Income
End of the period	$2,195,863	$2,314,425

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	3,582,779	$47,117,638	417,463	$5,307,415
Shares issued through acquisition	0	0	5,107,411	65,374,860
Reinvestments	2,183,816	28,367,768	685,094	8,700,695
Redemptions	(3,364,701)	(44,859,033)	(7,232,639)	(91,768,076)

Net increase (decrease)	2,401,894	$30,626,373	(1,022,671)	$(12,385,106)

Class B
Sales	1,479,657	$19,429,703	1,613,530	$20,382,709
Reinvestments	522,600	6,762,446	144,583	1,830,419
Redemptions	(679,403)	(9,021,436)	(1,023,205)	(12,891,775)

Net increase	1,322,854	$17,170,713	734,908	$9,321,353

Increase (decrease) derived from capital share transactions		$47,797,086		$(3,063,753)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005		2004	2003	2002(a)
Net Asset Value, Beginning of Period	$13.30		$12.33	$11.66		$10.81	$7.90	$10.00

Income From Investment Operations
Net investment income	0.11	(e)	0.11	0.09		0.09	0.07	0.05
Net realized and unrealized gain (loss) of investments	0.79	(e)	1.13	0.58		0.91	2.89	(2.15)

Total from investment operations	0.90		1.24	0.67		1.00	2.96	(2.10)

Less Distributions
Distributions from net investment income	(0.07)		(0.13)	(0.00	)(f)	(0.15)	(0.05)	0.00
Distributions from net realized capital gains	(0.82)		(0.14)	0.00		0.00	0.00	0.00

Total distributions	(0.89)		(0.27)	0.00		(0.15)	(0.05)	0.00

Net Asset Value, End of Period	$13.31		$13.30	$12.33		$11.66	$10.81	$7.90

Total Return (%)	6.9	(b)	10.1	5.8		9.3	37.7	(21.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.70	(c)	0.73	0.73		0.75	0.76	0.74	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.70	(c)	0.73	0.73		0.74	0.74	0.60	(c)
Ratio of net investment income to average net assets (%)	0.85	(c)	0.76	0.73		0.77	0.65	0.88	(c)
Portfolio turnover rate (%)	46	(c)	42	29		45	27	30	(c)
Net assets, end of period (000)	$479,296		$446,828	$426,968		$455,938	$351,867	$309,078

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$13.23		$12.27	$11.63	$10.78	$7.89	$10.00

Income From Investment Operations
Net investment income	0.08	(e)	0.06	0.06	0.07	0.04	0.02
Net realized and unrealized gain (loss) of investments	0.80	(e)	1.14	0.58	0.90	2.90	(2.13)

Total from investment operations	0.88		1.20	0.64	0.97	2.94	(2.11)

Less Distributions
Distributions from net investment income	(0.03)		(0.10)	0.00	(0.12)	(0.05)	0.00
Distributions from net realized capital gains	(0.82)		(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.85)		(0.24)	0.00	(0.12)	(0.05)	0.00

Net Asset Value, End of Period	$13.26		$13.23	$12.27	$11.63	$10.78	$7.89

Total Return (%)	6.8	(b)	9.8	5.5	9.0	37.4	(21.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.95	(c)	0.98	0.98	1.00	1.01	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.95	(c)	0.98	0.98	0.99	0.99	0.85	(c)
Ratio of net investment income to average net assets (%)	0.60	(c)	0.51	0.48	0.56	0.39	0.63	(c)
Portfolio turnover rate (%)	46	(c)	42	29	45	27	30	(c)
Net assets, end of period (000)	$124,196		$106,454	$89,728	$68,440	$28,420	$9,157

(a)	Commencement of operations was May 1, 2002.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.
(f)	Distributions for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Capital Guardian U.S. Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had no capital loss carryovers.

MSF-14

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$4,970,445	$112,272	$5,560,669	$—	$—	$—	$10,531,114	$112,272

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards And Deferrals	Total
$5,162,660	$29,780,953	$81,485,050	$—	$116,428,663

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$130,525,219	$0	$135,543,538

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Capital Guardian U.S. Equity	$1,868,131	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Capital Guardian Trust Company is compensated to provide subadvisory services for the Capital Guardian U.S. Equity Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B shares. The fees under the Distribution Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio financial statement disclosures.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc. Davis Venture Value Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Davis Venture Value Portfolio returned 7.2%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 7.0%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2, was 7.0% over the same period.

PORTFOLIO REVIEW

For the six-month period ended June 30, 2007, the stock market, as measured by the S&P 500 Index, increased by 7.0%. The sectors within the S&P 500 Index that turned in the strongest performance were energy, material and telecommunication service companies. The sectors that turned in the weakest performance were banking, diversified financial, real estate and consumer discretionary companies.

The energy sector was the top performing sector of the S&P 500 Index. Energy companies were also the most important contributors to the Portfolio’s performance over the six-month period. The Portfolio’s energy companies out-performed the corresponding sector within the S&P 500 Index, and the Portfolio also benefited from a higher relative weighting in this sector. ConocoPhillips, Occidental Petroleum, Devon Energy, and Canadian Natural Resources were among the top contributors to performance.

The Portfolio had a significant investment in consumer staple companies, and they were the second most important contributors to performance. The Portfolio’s consumer staple companies out-performed the corresponding sector within the S&P 500 Index, and the Portfolio also benefited from a higher relative weighting in this sector. Altria Group and Costco Wholesale were among the top contributors to performance. Procter & Gamble was among the top detractors from performance.

The banking sector was among the worst performing sectors of the S&P 500 Index. While the Portfolio’s banking companies out-performed the corresponding sector within the S&P 500 Index, the Portfolio’s performance was harmed by a higher relative weighting in this poorly performing sector. Wachovia Corp. was among the top detractors from performance.

The Portfolio’s two largest sector holdings were in diversified financial and insurance companies. The Portfolio’s holdings in both of these sectors out-performed the corresponding sectors within the S&P 500 Index. However, the Portfolio’s holdings in each of these sectors under-performed the S&P 500 Index itself, thereby detracting from overall relative performance. One insurance company, Loews, was among the top contributors to performance. Two diversified financial companies, Citigroup and Moody’s, and one insurance company, American International Group, were among the top detractors from performance.

Individual companies contributing to performance included Tyco International (an industrial company), Amazon.com (a consumer discretionary company), and Martin Marietta Materials (a materials company). Individual companies detracting from performance included Harley-Davidson (a consumer discretionary company), Sealed Air (a materials company), and UnitedHealth Group (a health care company).

Over the past six-months there were no changes to the companies making up the Portfolio’s top ten holdings. As of June 30, 2007, the Portfolio’s top ten holdings represented approximately 34% of total net assets.

The Portfolio also had positions in a number of foreign companies. The Portfolio ended the period with approximately 12% of its assets invested in foreign companies. As a group, the foreign companies owned by the Portfolio out-performed the S&P 500 Index over the period.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of June 30, 2007

	Davis Venture Value Portfolio			S&P 500 Index
	Class A	Class B	Class E
6 Months	7.2%	7.1%	7.1%	7.0%
1 Year	19.3	19.1	19.1	20.5
5 Years	13.1	—	12.9	10.7
10 Years	9.4	—	—	7.1
Since Inception	—	14.4	6.9	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02, 2/20/01 respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more of less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
American Express Co.	4.6%
ConocoPhillips	4.2%
American International Group, Inc.	3.9%
Tyco International, Ltd.	3.7%
Altria Group, Inc.	3.5%
JPMorgan Chase & Co.	3.3%
Costco Wholesale Corp.	3.2%
Berkshire Hathaway, Inc. (Class B)	2.6%
HSBC Holdings, Plc.	2.5%
Comcast Corp.	2.3%

Top Sectors

% of Equity Market Value
Financials	38.6%
Consumer Staples	13.8%
Energy	12.9%
Consumer Discretionary	11.9%
Industrials	6.9%
Information Technology	5.9%
Materials	5.0%
Health Care	3.0%
Telecommunication Services	2.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Davis Venture Value—Class A	Actual	0.73%	$1,000.00	$1,071.90	$3.75
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

Davis Venture Value—Class B	Actual	0.98%	$1,000.00	$1,070.80	$5.03
	Hypothetical	0.98%	$1,000.00	$1,019.87	$4.91

Davis Venture Value—Class E	Actual	0.88%	$1,000.00	$1,071.10	$4.52
	Hypothetical	0.88%	$1,000.00	$1,020.37	$4.41

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—96.1% of Total Net Assets

Security Description	Shares	Value*

Air Freight & Logistics—0.6%
Toll Holdings, Ltd. (AUD) (a)	646,229	$7,895,987
United Parcel Service, Inc. (Class B)	273,100	19,936,300

		27,832,287

Automobiles—1.0%
Harley-Davidson, Inc. (a)	803,900	47,920,479

Beverages—2.2%
Diageo, Plc. (ADR)	746,200	62,165,922
Heineken Holding NV (EUR)	775,143	40,071,443

		102,237,365

Capital Markets—3.9%
Ameriprise Financial, Inc.	801,780	50,969,154
E*TRADE Financial Corp. (b)	673,900	14,886,451
Mellon Financial Corp.	1,707,300	75,121,200
Morgan Stanley	359,210	30,130,535
State Street Corp.	189,100	12,934,440

		184,041,780

Commercial Banks—7.2%
Commerce Bancorp, Inc. (a)	676,500	25,023,735
HSBC Holdings, Plc. (GBP)	6,419,332	117,503,347
Wachovia Corp.	1,661,920	85,173,400
Wells Fargo & Co.	3,038,800	106,874,596

		334,575,078

Commercial Services & Supplies—1.7%
Iron Mountain, Inc. (a) (b)	1,733,850	45,305,500
The Dun & Bradstreet Corp.	333,800	34,374,724

		79,680,224

Communications Equipment—0.3%
Nokia Corp. (ADR)	459,000	12,902,490

Computers & Peripherals—1.7%
Dell, Inc. (b)	1,830,300	52,255,065
Hewlett-Packard Co.	631,800	28,190,916

		80,445,981

Construction Materials—2.3%
Martin Marietta Materials, Inc. (a)	384,700	62,329,094
Vulcan Materials Co. (a)	409,300	46,881,222

		109,210,316

Consumer Finance—4.7%
American Express Co.	3,544,700	216,864,746

Containers & Packaging—1.7%
Sealed Air Corp. (a)	2,481,400	76,973,028

Security Description	Shares	Value*

Diversified Consumer Services—1.0%
Apollo Group, Inc. (Class A) (b)	140,000	$8,180,200
H&R Block, Inc. (a)	1,691,600	39,532,692

		47,712,892

Diversified Financial Services—6.4%
Citigroup, Inc.	1,811,673	92,920,708
JPMorgan Chase & Co.	3,155,008	152,860,138
Moody’s Corp. (a)	834,400	51,899,680

		297,680,526

Electronic Equipment & Instruments—0.5%
Agilent Technologies, Inc. (b)	618,870	23,789,363

Energy Equipment & Services—0.9%
Transocean, Inc.	409,700	43,420,006

Food & Staples Retailing—5.8%
Costco Wholesale Corp.	2,530,200	148,067,304
CVS Caremark Corp.	1,614,691	58,855,487
Wal-Mart Stores, Inc.	1,276,600	61,417,226

		268,340,017

Food Products—0.6%
Hershey Co. (a)	517,100	26,175,602

Health Care Providers & Services—2.5%
Cardinal Health, Inc.	484,100	34,196,824
Express Scripts, Inc. (b)	589,800	29,495,898
UnitedHealth Group, Inc.	1,002,000	51,242,280

		114,935,002

Household Durables—0.2%
Hunter Douglas NV (EUR)	112,851	10,637,403

Household Products—1.1%
Procter & Gamble Co.	848,300	51,907,477

Industrial Conglomerates—3.7%
Tyco International, Ltd.	5,068,089	171,250,727

Insurance—14.8%
AMBAC Financial Group, Inc.	187,330	16,333,303
American International Group, Inc.	2,576,207	180,411,776
Aon Corp.	807,700	34,416,097
Berkshire Hathaway, Inc. (Class A) (a) (b)	1,058	115,824,550
Berkshire Hathaway, Inc. (Class B) (b)	1,256	4,527,880
Everest Re Group, Ltd.	56,900	6,181,616
Loews Corp.	2,072,100	105,635,658
Markel Corp. (b)	8,250	3,997,620
Millea Holdings, Inc. (JPY)	1,157,500	47,394,665
Nipponkoa Insurance Co., Ltd. (JPY)	722,600	6,484,648
Principal Financial Group, Inc.	240,600	14,024,574
Sun Life Financial, Inc.	139,300	6,651,575
The Chubb Corp.	316,800	17,151,552

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
The Progressive Corp.	3,766,000	$90,120,380
Transatlantic Holdings, Inc. (a)	593,256	42,198,299

		691,354,193

Internet & Catalog Retail—1.4%
Amazon.com, Inc. (a) (b)	526,400	36,011,024
Expedia, Inc. (a) (b)	220,899	6,470,132
IAC/InterActiveCorp (a) (b)	220,899	7,645,314
Liberty Media Corp.—Interactive (Class A) (b)	595,950	13,307,564

		63,434,034

Internet Software & Services—0.5%
Google, Inc. (Class A) (b)	45,074	23,590,830

Media—5.7%
Comcast Corp. (Special Class A) (b)	3,893,932	108,874,339
Gannett Co., Inc.	152,500	8,379,875
Lagardere S.C.A. (EUR) (a)	457,377	39,703,401
Liberty Media Corp.—Capital (Series A) (b)	119,190	14,026,279
News Corp. (Class A)	3,131,400	66,416,994
Virgin Media, Inc. (a)	724,057	17,645,269
WPP Group, Plc. (ADR) (a)	166,200	12,423,450

		267,469,607

Metals & Mining—0.5%
BHP Billiton, Plc. (GBP)	438,822	12,157,649
Rio Tinto, Plc. (GBP)	155,400	11,859,492

		24,017,141

Multiline Retail—0.4%
Sears Holdings Corp. (a) (b)	117,740	19,956,930

Oil, Gas & Consumable Fuels—11.6%
Canadian Natural Resources, Ltd.	887,600	58,892,260
China Coal Energy Co. (H Shares) (HKD) (b)	14,156,900	21,228,801
ConocoPhillips	2,482,808	194,900,428
Devon Energy Corp.	1,388,616	108,714,747
EOG Resources, Inc.	1,099,000	80,292,940
Occidental Petroleum Corp.	1,302,000	75,359,760

		539,388,936

Personal Products—0.4%
Avon Products, Inc.	515,800	18,955,650

Real Estate Investment Trusts—0.8%
General Growth Properties, Inc.	690,478	36,560,810

Real Estate Management & Development—0.1%
Hang Lung Group, Ltd. (HKD)	1,348,000	6,078,665

Road & Rail—0.4%
Asciano Group (AUD) (a) (b)	481,729	4,143,291
Kuehne & Nagel International AG (CHF)	177,555	16,319,002

		20,462,293

Security Description	Shares	Value*

Software—1.9%
Microsoft Corp.	3,028,300	$89,244,001

Specialty Retail—1.6%
Bed Bath & Beyond, Inc. (a) (b)	943,600	33,960,164
Carmax, Inc. (a) (b)	857,620	21,869,310
Lowe’s Cos., Inc.	630,600	19,353,114

		75,182,588

Tobacco—3.5%
Altria Group, Inc.	2,352,900	165,032,406

Transportation Infrastructure—1.0%
China Merchants Holdings International Co., Ltd. (HKD)	6,863,273	33,187,935
Cosco Pacific, Ltd. (HKD)	4,487,900	11,777,067

		44,965,002

Wireless Telecommunication Services—1.5%
SK Telecom Co., Ltd. (ADR) (a)	780,600	21,349,410
Sprint Nextel Corp.	2,233,500	46,255,785

		67,605,195

Total Common Stock (Identified Cost $3,058,940,086)		4,481,831,070

Fixed Income—1.0%
Security Description	Face Amount	Value*

Asset Backed—1.0%
GCO Education Loan Funding Trust 5.260%, 03/25/42 (c)	$10,350,000	10,350,000
GCO Education Loan Funding Trust (144A) 5.270%, 11/26/46 (c)	20,000,000	20,000,000
NextSTUDENT Master Loan Trust I 5.300%, 06/01/41 (c)	15,000,000	15,000,000

Total Fixed Income (Identified Cost $45,350,000)		45,350,000

Short Term Investments—2.6%

Commercial Paper—2.6%
Chesham FNC, Inc. 5.400%, 07/02/07	84,785,000	84,772,282
Pinnacle Point Funding, Ltd. 5.290%, 07/05/07	10,000,000	9,994,122
San Paolo U.S. Financial, Inc. 5.270%, 07/02/07	27,664,000	27,659,951

Total Short Term Investments (Identified Cost $122,426,355)		122,426,355

Total Investments—99.7% (Identified Cost $3,226,716,441) (d)		4,649,607,425
Other assets less liabilities		13,360,317

Total Net Assets—100%		$4,662,967,742

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $273,462,828 and the collateral received consisted of cash in the amount of $274,202,487.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2007.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $3,226,716,441 and the composition of unrealized appreciation and depreciation of investment securities was $1,432,242,892 and $ (9,351,908), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2007, the market value of 144A securities was $20,000,000, which is 0.4% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$4,649,607,425
Cash		227
Collateral for securities loaned		274,202,487
Receivable for:
Securities sold		24,582,824
Fund shares sold		4,792,570
Accrued interest and dividends		4,084,305
Foreign taxes		43,515

Total Assets		4,957,313,353
Liabilities
Payable for:
Fund shares redeemed	$3,327,357
Securities purchased	13,322,215
Withholding taxes	16,927
Return of collateral for securities loaned	274,202,487
Accrued expenses:
Management fees	2,659,621
Service and distribution fees	257,800
Deferred directors’ fees	37,025
Other expenses	522,179

Total Liabilities		294,345,611

Net Assets		$4,662,967,742

Net assets consists of:
Capital paid in		$3,280,549,094
Undistributed net investment income		27,047,672
Accumulated net realized losses		(67,522,182)
Unrealized appreciation on investments and foreign currency		1,422,893,158

Net Assets		$4,662,967,742

Computation of offering price:
Class A
Net asset value and redemption price per share ($2,900,054,481 divided by 77,641,679 shares outstanding)		$37.35

Class B
Net asset value and redemption price per share ($467,699,561 divided by 12,590,895 shares outstanding)		$37.15

Class E
Net asset value and redemption price per share ($1,295,213,700 divided by 34,831,593 shares outstanding)		$37.19

Identified cost of investments		$3,226,716,441

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$40,168,940	(a)
Interest		3,146,742	(b)

		43,315,682
Expenses
Management fees	$14,989,799
Service and distribution fees—Class B	529,229
Service and distribution fees—Class E	957,206
Directors’ fees and expenses	13,494
Custodian	208,741
Audit and tax services	15,861
Legal	26,961
Printing	424,912
Insurance	18,998
Miscellaneous	24,514

Total expenses		17,209,715

Net Investment Income		26,105,967

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	47,307,869
Foreign currency transactions—net	(49,760)	47,258,109

Unrealized appreciation on:
Investments—net	227,779,471
Foreign currency transactions—net	1,641	227,781,112

Net gain		275,039,221

Net Increase in Net Assets From Operations		$301,145,188

(a)	Net of foreign taxes of $440,924.
(b)	Includes income on securities loaned of $129,936.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$26,105,967	$32,543,391
Net realized gain	47,258,109	10,707,733
Unrealized appreciation	227,781,112	455,873,843

Increase in net assets from operations	301,145,188	499,124,967

From Distributions to Shareholders
Net investment income
Class A	(21,061,873)	(16,267,052)
Class B	(2,489,165)	(1,627,642)
Class E	(8,444,356)	(8,798,448)

Total distributions	(31,995,394)	(26,693,142)

Increase in net assets from capital share transactions	296,724,316	483,544,453

Total increase in net assets	565,874,110	955,976,278

Net Assets
Beginning of the period	4,097,093,632	3,141,117,354

End of the period	$4,662,967,742	$4,097,093,632

Undistributed Net Investment Income
End of the period	$27,047,672	$32,937,099

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	14,601,264	$529,129,210	22,089,595	$714,452,678
Reinvestments	577,512	21,061,873	512,671	16,267,052
Redemptions	(6,184,908)	(223,466,439)	(10,886,690)	(350,548,080)

Net increase	8,993,868	$326,724,644	11,715,576	$380,171,650

Class B
Sales	2,078,648	$74,602,246	5,408,366	$172,998,348
Reinvestments	68,610	2,489,165	51,540	1,627,642
Redemptions	(697,508)	(25,090,286)	(902,837)	(28,967,557)

Net increase	1,449,750	$52,001,125	4,557,069	$145,658,433

Class E
Sales	2,134,552	$76,537,309	6,223,545	$198,421,099
Reinvestments	232,563	8,444,356	278,432	8,798,448
Redemptions	(4,666,874)	(166,983,118)	(7,716,040)	(249,505,177)

Net decrease	(2,299,759)	$(82,001,453)	(1,214,063)	$(42,285,630)

Increase derived from capital share transactions		$296,724,316		$483,544,453

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$35.12		$30.91		$28.23	$25.27	$19.39	$23.39

Income From Investment Operations
Net investment income	0.46	(e)	0.32	(e)	0.25	0.15	0.21	0.17
Net realized and unrealized gain (loss) of investments	2.06	(e)	4.16	(e)	2.63	2.96	5.75	(3.98)

Total from investment operations	2.52		4.48		2.88	3.11	5.96	(3.81)

Less Distributions
Distributions from net investment income	(0.29)		(0.27)		(0.20)	(0.15)	(0.08)	(0.19)

Total distributions	(0.29)		(0.27)		(0.20)	(0.15)	(0.08)	(0.19)

Net Asset Value, End of Period	$37.35		$35.12		$30.91	$28.23	$25.27	$19.39

Total Return (%)	7.2	(b)	14.6		10.3	12.4	30.9	(16.4)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	(c)	0.76		0.76	0.78	0.79	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		0.76		0.76	0.77	0.79	0.78
Ratio of net investment income to average net assets (%)	1.28	(c)	0.99		1.05	0.97	0.95	0.79
Portfolio turnover rate (%)	9	(c)	20		27	5	12	24
Net assets, end of period (000)	$2,900,054		$2,410,877		$1,759,491	$1,413,953	$844,547	$675,704

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006		2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$34.89		$30.71		$28.07	$25.18	$19.33	$19.64

Income From Investment Operations
Net investment income	0.37	(e)	0.24	(e)	0.17	0.14	0.07	0.04
Net realized and unrealized gain (loss) of investments	2.10	(e)	4.14	(e)	2.62	2.86	5.85	(0.35)

Total from investment operations	2.47		4.38		2.79	3.00	5.92	(0.31)

Less Distributions
Distributions from net investment income	(0.21)		(0.20)		(0.15)	(0.11)	(0.07)	0.00

Total distributions	(0.21)		(0.20)		(0.15)	(0.11)	(0.07)	0.00

Net Asset Value, End of Period	$37.15		$34.89		$30.71	$28.07	$25.18	$19.33

Total Return (%)	7.1	(b)	14.3		10.0	12.0	30.7	(1.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	(c)	1.01		1.02	1.03	1.04	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		1.01		1.01	1.02	1.04	1.03	(c)
Ratio of net investment income to average net assets (%)	1.03	(c)	0.74		0.77	0.92	0.73	0.52	(c)
Portfolio turnover rate (%)	9	(c)	20		27	5	12	24
Net assets, end of period (000)	$467,700		$388,739		$202,221	$56,301	$547	$1

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$34.94		$30.76		$28.09	$25.18	$19.33	$23.35

Income From Investment Operations
Net investment income	0.41	(e)	0.27	(e)	0.27	0.23	0.14	0.16
Net realized and unrealized gain (loss) of investments	2.08	(e)	4.14	(e)	2.56	2.82	5.78	(4.01)

Total from investment operations	2.49		4.41		2.83	3.05	5.92	(3.85)

Less Distributions
Distributions from net investment income	(0.24)		(0.23)		(0.16)	(0.14)	(0.07)	(0.17)

Total distributions	(0.24)		(0.23)		(0.16)	(0.14)	(0.07)	(0.17)

Net Asset Value, End of Period	$37.19		$34.94		$30.76	$28.09	$25.18	$19.33

Total Return (%)	7.1	(b)	14.4		10.1	12.1	30.7	(16.6)
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	(c)	0.91		0.91	0.93	0.94	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		0.91		0.91	0.92	0.94	0.93
Ratio of net investment income to average net assets (%)	1.13	(c)	0.84		0.88	0.85	0.81	0.64
Portfolio turnover rate (%)	9	(c)	20		27	5	12	24
Net assets, end of period (000)	$1,295,214		$1,297,477		$1,179,405	$1,189,119	$754,011	$223,228

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Davis Venture Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-14

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Total
$13,807,355	$4,821,033	$25,334,924	$49,957,026	$19,799,262	$113,719,600

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$26,693,142	$18,493,308	$—	$—	$—	$—	$26,693,142	$18,493,308

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$31,911,817	$—	$1,195,118,320	$(113,719,600)	$1,113,310,537

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$459,167,239	$0	$185,255,127

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Davis Venture Value	$14,989,799	0.750%	Of the first $1 billion
		0.700%	On the next $2 billion
		0.650%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Davis Selected Advisers, L.P. is compensated to provide subadvisory services for the Davis Venture Value Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold

MSF-16

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc. FI International Stock Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the FI International Stock Portfolio returned 10.7%, in line with its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which also returned 10.7%. The average return of its peer group, the Lipper Variable Insurance Products International Core Funds Universe2, was 10.7% over the same period.

PORTFOLIO REVIEW

During the first half of 2007, global economies delivered substantial gains amid prevailing views of consistent or even elevated levels of economic growth. Fears of consumer weakness in the U.S. due to subprime credit concerns and the persistence of slightly elevated inflation levels added some volatility to the market, but U.S. corporate earnings showed resiliency and remained above long-term average rates of growth. Mergers and acquisitions activity also bolstered company valuations and investor sentiment. Globally, stock returns were led by emerging markets such as China, Korea, Mexico, and Brazil. Lagging the returns of most other markets were Japan and Russia. As further evidence of persistent economic growth around the world, the first half saw central bank rate increases in Japan, the United Kingdom and the Eurozone, while the U.S. Federal Reserve Bank held its target rate steady after a long series of increases concluded in 2006.

The capital goods industry within the industrials sector was the Portfolio’s biggest contributor as a result of favorable stock and sector selection. Performance here was led by Hochtief AG, a German construction firm, which benefited from the boom in infrastructure spending in emerging markets. The health care sector also contributed to performance through being moderately underweight relative to the benchmark, and through positive stock selection. Performance here was aided by an underweight in French pharmaceutical company Sanofi-Aventis. Conversely, an underweighting in the energy sector, as well as negative stock selection in the sector, held back returns. However, there were no large individual detractors in the energy space. The financials sector also detracted from performance through negative stock selection despite the fact that being overweight the sector contributed to performance. An overweight in Japanese financial company Orix Corp. was the largest detractor for the Portfolio.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE

MSCI EAFE INDEX

Average Annual Returns as of June 30, 2007

	FI International Stock Portfolio			MSCI EAFE Index
	Class A	Class B	Class E
6 Months	10.7%	10.6%	10.7%	10.7%
1 Year	22.1	21.8	21.9	27.0
5 Years	14.6	14.3	14.4	17.7
10 Years	5.3	—	—	7.7
Since Inception	—	12.9	8.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/91, 5/1/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
Vodafone Group, Plc.	2.9%
Roche Holding AG	2.1%
AXA S.A.	2.1%
Allianz AG	2.1%
Siemens AG	2.0%
E.ON AG	1.7%
Telefonaktiebolaget LM Ericsson	1.6%
Münchener Rückversicherungs-Gesellschaft AG	1.6%
Nestle S.A.	1.5%
Bayer AG	1.5%

Top Countries

% of Total Net Assets
Japan	26.7%
Germany	18.4%
France	10.7%
Switzerland	7.9%
United Kingdom	6.9%
Netherlands	4.5%
Australia	3.7%
Finland	2.7%
Taiwan	2.6%
Sweden	2.3%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
FI International Stock—Class A	Actual	0.95%	$1,000.00	$1,107.40	$4.96
	Hypothetical	0.95%	$1,000.00	$1,020.02	$4.76

FI International Stock—Class B	Actual	1.20%	$1,000.00	$1,106.30	$6.27
	Hypothetical	1.20%	$1,000.00	$1,018.77	$6.01

FI International Stock—Class E	Actual	1.10%	$1,000.00	$1,106.90	$5.75
	Hypothetical	1.10%	$1,000.00	$1,019.27	$5.51

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—98.5% of Total Net Assets

Security Description	Shares	Value*

Australia—3.7%
Aristocrat Leisure, Ltd. (a)	180,100	$2,190,796
Babcock & Brown, Ltd.	99,500	2,697,989
BHP Billiton, Ltd. (ADR) (a)	86,200	5,150,450
Computershare, Ltd. (a)	364,900	3,483,183
CSL, Ltd.	101,500	7,555,450
Downer EDI, Ltd. (a)	417,000	2,592,661
National Australia Bank, Ltd. (a)	119,100	4,137,499
Rio Tinto, Ltd. (a)	16,300	1,359,716
Woolworths, Ltd.	39,400	902,764

		30,070,508

Austria—0.2%
Voestalpine AG	16,500	1,381,987

Brazil—0.2%
Banco Nossa Caixa S.A.	9,200	146,259
Medial Saude S.A. (b)	89,000	1,451,763

		1,598,022

Canada—1.0%
Canadian Natural Resources, Ltd.	33,500	2,229,448
Canadian Natural Resources, Ltd. (USD)	11,500	763,025
EnCana Corp.	35,700	2,199,299
Open Text Corp.	2,600	57,058
Open Text Corp. (USD) (a)	57,600	1,253,376
Talisman Energy, Inc.	21,600	417,528
Western Oil Sands, Inc.	40,000	1,335,151

		8,254,885

Cayman Islands—0.7%
GlobalSantaFe Corp. (a)	26,100	1,885,725
Lee & Man Paper Manufacturing, Ltd. (HKD) (a)	520,000	1,441,778
Semiconductor Manufacturing International Corp. (HKD) (b)	7,378,000	1,015,068
Subsea 7, Inc. (NOK)	50,000	1,057,418

		5,399,989

Denmark—0.3%
William Demant Holding	27,300	2,691,314

Finland—2.7%
Cargotec Corp.	8,800	540,637
Metso Oyj	72,700	4,264,587
Neste Oil Oyj	96,200	3,764,764
Nokia Corp. (ADR) (a)	373,404	10,496,386
Nokia Oyj	88,000	2,471,153

		21,537,527

France—10.7%
Air Liquide S.A.	4,840	637,593
Air Liquide/Prime de Fidelite	22,880	3,014,075
Alcatel-Lucent (ADR) (a)	452,400	6,333,600
Alstom (a)	37,800	6,286,954
AXA S.A.	355,177	15,224,013
AXA S.A. (ADR) (a)	38,100	1,639,824

Security Description	Shares	Value*

France—(Continued)
BNP Paribas S.A.	23,500	$2,796,533
Business Objects S.A. (ADR)	34,500	1,339,980
Carbone Lorraine (a)	13,200	1,023,237
CNP Assurances S.A. (a)	13,800	1,760,798
Gaz de France (a)	87,600	4,409,222
Lagardere S.C.A. (a)	24,400	2,118,084
Neuf Cegetel (a)	56,400	2,202,875
Orpea (b)	29,046	3,048,134
Pernod-Ricard S.A. (a)	13,440	2,970,141
Remy Cointreau S.A. (a)	49,400	3,693,482
Renault S.A.	16,600	2,658,424
Societe Television Francaise 1 S.A. (a)	104,800	3,621,327
Société Générale (a)	12,154	2,243,424
Sodexho Alliance S.A. (a)	13,300	950,740
Total S.A. (a)	19,100	1,548,754
Total S.A. (ADR)	124,800	10,106,304
Unibail S.A. (REIT) (a)	8,200	2,092,068
Vinci S.A. (a)	23,236	1,731,133
Vivendi Universal S.A. (a)	78,568	3,374,558

		86,825,277

Germany—18.4%
Aareal Bank AG (a)	51,153	2,656,042
Adidas-Salomon AG (a)	31,000	1,957,143
Allianz AG (a)	71,029	16,626,091
Allianz SE (ADR) (a)	100,000	2,327,000
Bayer AG	44,600	3,375,030
Bayer AG (ADR)	111,200	8,373,360
Bayerische Motoren Werke AG	41,200	2,670,019
Bilfinger & Berger Bau AG (a)	38,600	3,402,075
Commerzbank AG	69,800	3,341,951
DAB Bank AG (a)	147,910	1,611,077
DaimlerChrysler AG (a)	29,200	2,693,054
Deutche Postbank AG (a)	20,100	1,765,915
Duetz AG (a) (b)	34,700	449,122
E.ON AG	21,400	3,591,849
E.ON AG (ADR)	181,500	10,098,660
Heidelberger Druckmaschinen AG	23,200	1,120,622
Henkel KGaA	119,558	5,693,230
Hochtief AG	7,243	788,076
Hypo Real Estate Holding AG	102,208	6,613,179
IWKA Group AG (a)	70,600	2,406,832
K&S AG (a)	27,800	4,248,344
KarstadtQuele AG (a)	166,500	5,634,852
Lanxess AG	18,700	1,037,089
Linde AG (a)	28,014	3,375,894
MAN AG (a)	28,300	4,071,061
MLP AG (a)	140,300	2,684,725
MTU Aero Engines Holding AG (a) (b)	24,800	1,607,279
Münchener Rückversicherungs-Gesellschaft AG (a)	70,500	12,920,239
Patrizia Immo AG (a)	55,100	972,852
Q-Cells AG (a) (b)	8,100	699,905
SAP AG (ADR) (a)	65,700	3,355,299
SGL Carbon AG	178,800	7,372,892
Siemens AG (a)	30,400	4,368,726
Siemens AG (ADR)	80,700	11,544,942
Wacker Chemie AG (a)	13,800	3,255,260
Wacker Construction Equipment AG	3,200	119,404

		148,829,090

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Greece—0.2%
Hellenic Exchanges S.A. Holding	55,900	$1,455,938

Indonesia—0.1%
Bank of Niaga Tbk PT	9,889,500	896,296

Ireland—0.8%
AgCert International (b)	78,700	62,938
Bank of Ireland	98,900	2,001,879
C & C Group, Plc.	79,700	1,067,865
C & C Group, Plc. (London Traded Shares)	36,625	491,231
Smurfit Kappa Group, Plc.	128,900	3,219,532

		6,843,445

Israel—0.5%
Bank Hapoalim B.M.	344,500	1,683,921
Mizrahi Tefahot Bank, Ltd.	355,400	2,621,952

		4,305,873

Italy—1.9%
Banca Intesa S.p.A. – RNC	56,998	397,464
Banca Popolare Italiana Scrl	62,300	955,907
Banco Popolare di Verona e Novara Scrl (a)	83,100	2,383,040
Buzzi Unicem S.p.A. – RNC	89,100	2,202,088
FIAT S.p.A. (a)	33,600	998,424
Fondiaria-Sai S.p.A	17,500	617,756
Mediobanca S.p.A. (a)	83,900	1,902,396
Milano Assicurazioni S.p.A. (a)	54,800	454,375
Pirelli & C Real Estate S.p.A.	29,800	1,728,797
Prysmian SpA	56,700	1,376,735
UniCredito Italiano S.p.A.	305,700	2,720,337

		15,737,319

Japan—26.7%
AEON Co., Ltd.	178,700	3,307,824
Aeon Mall Co., Ltd. (a)	78,800	2,411,752
Aioi Insurance Co., Ltd. (a)	284,000	1,839,132
Aoyama Trading Co., Ltd.	78,800	2,415,905
Arealink Co., Ltd. (a)	2,573	1,660,218
Asics Corp. (a)	110,000	1,353,262
Bank of Nagoya	259,000	1,686,588
Bridgestone Corp.	74,000	1,583,156
Canon Finetech, Inc. (a)	42,000	727,323
Canon, Inc.	107,400	6,288,304
Credit Saison Co., Ltd.	5,500	141,600
Daiwa House Industry Co., Ltd.	107,000	1,522,518
Daiwa Securities Group, Inc.	644,000	6,823,181
DCM Japan Holdings Co., Ltd. (a)	151,420	1,269,955
East Japan Railway Co.	411	3,155,388
Fuji Machine Manufacturing Co., Ltd.	70,400	1,642,939
Fujitsu, Ltd. (a)	357,000	2,623,566
Fukuoka Financial Group, Inc.	400,000	2,632,689
Hokugin Financial Group, Inc.	285,900	923,686
Ibiden Co., Ltd.	25,200	1,618,967
Inpex Holdings, Inc.	236	2,194,490
Isetan Co., Ltd. (a)	84,400	1,381,700

Security Description	Shares	Value*

Japan—(Continued)
Juroku Bank	494,000	$3,132,076
Kansai Paint Co. (a)	208,000	1,812,799
Konica Minolta Holdings, Inc.	136,500	2,007,686
Kubota Corp.	148,000	1,192,081
Marubeni Corp.	202,000	1,653,400
Marui Co., Ltd. (a)	227,000	2,860,304
Matsui Securities Co., Ltd. (a)	280,600	2,494,278
Millea Holdings, Inc.	82,000	3,357,549
MISUMI Group, Inc. (a)	79,100	1,335,243

Mitsubishi Corp.	81,800	2,132,654
Mitsubishi Estate Co., Ltd.	86,000	2,325,713
Mitsui & Co., Ltd.	417,000	8,255,167
Mitsui Fudosan Co., Ltd.	110,000	3,079,842
Mizuho Financial Group, Inc.	272	1,873,839
Murata Manufacturing Co., Ltd.	97,900	7,337,784
Namco Bandai Holdings, Inc.	132,000	2,080,481
Nidec Corp. (a)	47,500	2,780,291
Nintendo Co., Ltd.	20,100	7,324,289
Nippon Chemi-Con Corp.	211,000	1,783,239
Nippon Electronic, Inc.	264,300	4,630,277
Nomura Holdings, Inc.	390,200	7,556,162
Nomura Holdings, Inc. (ADR)	183,300	3,559,686
NSK, Ltd.	302,000	3,111,832
NTT Urban Development Corp. (a)	449	865,818
Okamura Corp. (a)	169,000	1,672,046
OMC Card, Inc. (a)	312,400	2,267,058
Omron Corp.	152,800	3,996,128
ORIX Corp.	33,680	8,826,462
SBI E*Trade Securities Co., Ltd. (a)	1,063	1,123,018
Sekisui House, Ltd.	195,000	2,590,837
Seven & I Holdings Co., Ltd. (a)	45,300	1,289,836
SFCG Co., Ltd. (a)	18,040	3,010,233
SMC Corp.	21,400	2,841,623
Sompo Japan Insurance, Inc.	481,000	5,876,795
Sony Corp. (ADR)	127,400	6,544,538
Sumco Corp.	24,800	1,238,799
Sumitomo Corp.	370,900	6,727,399
Sumitomo Electric Industries, Ltd.	278,000	4,121,555
Sumitomo Metal Industries, Ltd.	588,000	3,443,774
Sumitomo Mitsui Financial Group, Inc.	72	669,454
Sumitomo Osaka Cement Co., Ltd. (a)	686,000	1,811,052
Sumitomo Realty & Development Co., Ltd. (a)	25,000	810,438
T&D Holdings, Inc.	27,400	1,845,193
Takeda Pharmaceutical Co., Ltd.	57,800	3,721,797
The Chiba Bank, Ltd.	268,000	2,373,210
The Daiei, Inc. (a)	103,550	1,088,255
Tokai Carbon Co. (a)	458,000	4,270,144
Tokuyama Corp. (a)	129,000	1,671,890
Tokyo Tomin Bank (a)	77,500	2,580,401
Toyota Industries Corp.	7,400	342,367
Toyota Motor Corp.	87,300	5,492,099
Toyota Motor Corp. (ADR)	13,200	1,661,616
United Arrows, Ltd. (a)	40,400	650,411
Yamada Denki Co., Ltd.	19,530	2,031,764
Yamaguchi Financial Group, Inc.	151,000	1,838,019

		216,174,844

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Luxembourg—0.1%
SES Global (FDR)	25,837	$557,307

Malaysia—1.0%
Digi.Com BHD	314,000	2,089,977
Gamuda BHD	1,288,600	3,002,579
IJM Corp. BHD	122,200	296,951
Public Bank BHD	439,300	1,261,876
Resorts World BHD	962,000	963,256
YTL Corp. BHD	362,600	866,862

		8,481,501

Mexico—0.2%
Fomento Economico Mexicano S.A. de C.V. (ADR)	33,900	1,332,948

Netherlands—4.5%
ABN AMRO Holdings NV	32,800	1,503,397
Arcelor Mittal (NY Regular Shares) (a)	88,400	5,516,160
Heineken NV	128,700	7,551,068
Koninklijke Philips Electronics NV	94,800	1,570,685
Koninklijke Philips Electronics NV (ADR)	200,100	8,468,232
Reed Elsevier NV (ADR) (a)	108,500	4,114,320
SBM Offshore NV	111,400	4,241,673
Telegraaf Media Groep NV (a)	15,400	539,834
Unilever NV	98,028	3,044,946
Unilever NV (NY Shares)	400	12,408

		36,562,723

Norway—1.2%
Aker ASA	13,860	927,529
Aker Kvaerner ASA (a)	197,450	4,972,192
Hafslund ASA (a)	58,300	1,525,931
Odfjell ASA	24,300	414,305
Renewable Energy Corp. ASA (a) (b)	47,200	1,818,994

		9,658,951

Singapore—0.8%
ASE Test, Ltd. (b)	50,900	716,163
CapitaCommercial Trust	636,000	1,216,706
City Developments, Ltd. (a)	259,000	2,930,570

DBS Group Holdings, Ltd.	88,000	1,309,312

		6,172,751

South Africa—0.4%
African Rainbow Minerals, Ltd.	43,500	756,127
Barloworld, Ltd.	89,000	2,479,888

		3,236,015

South Korea—0.3%
Kookmin Bank	4,390	384,568
Samsung Electronics Co., Ltd.	3,490	2,132,134

		2,516,702

Security Description	Shares	Value*

Spain—1.2%
Banco Santander Central Hispano S.A. (ADR)	129,300	$2,376,534
Bolsas y Mercados Espanoles	22,400	1,310,244
Enagas S.A. (a)	16,300	402,641
Inditex S.A.	200	11,784
Telefonica S.A. (ADR)	78,300	5,227,308

		9,328,511

Sweden—2.3%
Atlas Copco AB	51,000	798,222
Scania AB	134,000	3,259,829
Ssab Svenskt Stal AB	44,200	1,809,257
Telefonaktiebolaget LM Ericsson (ADR)	328,600	13,107,854

		18,975,162

Switzerland—7.9%
ABB, Ltd.	250,115	5,616,293
ABB, Ltd. (ADR)	97,800	2,210,280
Converium Holdings AG	25,481	466,461
Credit Suisse Group	9,689	685,725
Credit Suisse Group (ADR)	70,142	4,977,276
Julius Baer Holding AG	43,344	3,092,657
Nestle S.A.	16,142	6,117,761
Nestle S.A. (ADR)	61,900	5,925,377
Novartis AG (ADR)	8,300	465,381
Phonak Holding AG	24,695	2,213,870
Roche Holding AG	97,524	17,263,370
SGS S.A.	4,767	5,629,606
Swiss Life Holding	7,608	2,000,808
Swiss Reinsurance Co.	8,448	768,359
UBS AG	28,087	1,675,448
Zurich Financial Services AG	15,113	4,649,296

		63,757,968

Taiwan—2.6%
Advanced Semiconductor, Inc.	3,477,149	4,756,829
Compal Electronics, Inc.	1,279,000	1,386,848
ProMOS Technologies, Inc.	4,027,000	1,697,317
Shin Kong Financial Holding Co., Ltd.	1,357,000	1,584,910
Siliconware Precision Industries Co.	601,000	1,280,717
Siliconware Precision Industries Co. (ADR) (a)	292,600	3,218,600
Taiwan Mobile Co., Ltd.	1,065,000	1,309,100
Taiwan Semiconductor Manufacturing Co., Ltd.	776,864	1,681,612
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	153,664	1,710,284
Wistron Corp.	1,518,000	2,845,887

		21,472,104

United Kingdom—6.9%
Anglo American, Plc. (ADR)	82,000	2,405,880
AstraZeneca, Plc.	52,100	2,789,267
Babcock International Group	212,900	2,293,390
Burberry Group, Plc.	5,900	80,539
Cookson Group, Plc.	86,700	1,225,811
Dawnay Day Treveria, Plc.(b)	1,113,400	1,684,236
Intertek Group, Plc.	68,400	1,339,685
John Wood Group, Plc.	56,500	381,396

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Lonmin, Plc.	7,100	$568,085
NETeller, Plc. (a) (b)	160,700	283,688
Next, Plc.	47,100	1,886,261
Rentokil Initial, Plc.	857,500	2,740,299
Rio Tinto, Plc. (ADR) (a)	13,000	3,979,560
Rolls-Royce Group, Plc.	73,582	790,576
Royal Dutch Shell, Plc. (ADR) (A Shares)	42,200	3,426,640
Serco Group, Plc.	60,400	544,509
Tesco, Plc.	504,244	4,216,865
Unilever, Plc. (ADR) (a)	71,120	2,294,331
Vodafone Group, Plc.	574,500	1,931,188
Vodafone Group, Plc. (ADR) (a)	631,500	21,237,345

		56,099,551

United States—1.0%
Affiliated Computer Services, Inc. (b)	22,000	1,247,840
Microsoft Corp.	97,000	2,858,590
Oceaneering International, Inc. (b)	21,800	1,147,552

Wyeth	42,900	2,459,886

		7,713,868

Total Common Stock (Identified Cost $684,566,440)		797,868,376

Preferred Stock—0.0%
Security Description	Shares	Value*

Germany—0.0%
Fresenius Medical Care AG	5,100	$387,945

Total Preferred Stock (Identified Cost $154,634)		387,945

Short Term Investments—1.1%
Security Description	Face Amount	Value*

United States—1.1%
State Street Repurchase Agreement dated 06/29/2007 at 1.700% to be repurchased at $8,493,203 on 07/02/07, collateralized by $6,825,000 U.S. Treasury Bond 8.00% due 11/15/21 with a value of $8,753,063.	$8,492,000	8,492,000

Total Short Term Investments (Identified Cost $8,492,000)		8,492,000

Total Investments—99.6% (Identified Cost $693,213,074) (c)		806,748,321
Other assets less liabilities		3,523,622

Total Net Assets—100%		$810,271,943

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $143,559,087 and the collateral received consisted of cash in the amount of $148,722,021 and securities with a market value of $130,903.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $693,213,074 and the composition of unrealized appreciation and depreciation of investment securities was $129,616,659 and $(16,081,412), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(FDR)—	Fiduciary Depository Receipt
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone
(USD)—	United States Dollar

Ten Largest Industries as of June 30, 2007	Percentage of Total Net Assets
Insurance	9.2%
Commercial Banks	6.4%
Diversified Financial Services	4.8%
Chemicals	3.9%
Machinery	3.9%
Oil, Gas & Consumable Fuels	3.5%
Household Durables	3.5%
Electrical Equipment	3.5%
Semiconductors & Semiconductor Equipment	3.3%
Capital Markets	3.3%

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$806,748,321
Cash		378
Foreign cash at value		2,216,351
Collateral for securities loaned		148,852,924
Receivable for:
Securities sold		4,899,773
Fund shares sold		1,314,645
Accrued interest and dividends		1,277,234
Foreign taxes		324,272

Total Assets		965,633,898
Liabilities
Payable for:
Fund shares redeemed	$1,106,253
Securities purchased	4,510,540
Withholding taxes	60,476
Return of collateral for securities loaned	148,852,924
Accrued expenses:
Management fees	550,793
Service and distribution fees	30,897
Other expenses	250,072

Total Liabilities		155,361,955

Net Assets		$810,271,943

Net assets consists of:
Capital paid in		$622,879,143
Undistributed net investment income		4,736,225
Accumulated net realized gains		69,107,677
Unrealized appreciation on investments and foreign currency		113,548,898

Net Assets		$810,271,943

Computation of offering price:
Class A
Net asset value and redemption price per share ($628,009,775 divided by 39,005,508 shares outstanding)		$16.10

Class B
Net asset value and redemption price per share ($108,092,994 divided by 6,793,892 shares outstanding)		$15.91

Class E
Net asset value and redemption price per share ($74,169,174 divided by 4,646,094 shares outstanding)		$15.96

Identified cost of investments		$693,213,074

Identified cost of foreign cash		$2,201,739

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$11,013,728	(a)
Interest		717,570	(b)

		11,731,298
Expenses
Management fees	$3,183,730
Service and distribution fees—Class B	124,171
Service and distribution fees—Class E	54,388
Directors’ fees and expenses	11,011
Custodian	300,255
Audit and tax services	15,860
Legal	4,885
Printing	92,622
Insurance	3,233
Miscellaneous	9,293

Total expenses	3,799,448
Expense reductions	(180,110)	3,619,338

Net Investment Income		8,111,960

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	67,475,589
Foreign currency transactions—net	3,348,789	70,824,378

Unrealized appreciation (depreciation) on:
Investments—net	(482,289)
Foreign currency transactions—net	9,251	(473,038)

Net gain		70,351,340

Net Increase in Net Assets From Operations		$78,463,300

(a)	Net of foreign taxes of $1,459,649.
(b)	Includes income on securities loaned of $442,250.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$8,111,960	$5,940,516
Net realized gain	70,824,378	71,414,751
Unrealized appreciation (depreciation)	(473,038)	16,788,953

Increase in net assets from operations	78,463,300	94,144,220

From Distributions to Shareholders
Net investment income
Class A	(6,573,819)	(6,634,593)
Class B	(868,894)	(880,784)
Class E	(684,687)	(943,442)

	(8,127,400)	(8,458,819)

Net realized gain
Class A	(31,935,315)	0
Class B	(5,344,633)	0
Class E	(3,801,346)	0

	(41,081,294)	0

Total distributions	(49,208,694)	(8,458,819)

Increase in net assets from capital share transactions	65,027,497	95,883,990

Total increase in net assets	94,282,103	181,569,391

Net Assets
Beginning of the period	715,989,840	534,420,449

End of the period	$810,271,943	$715,989,840

Undistributed Net Investment Income
End of the period	$4,736,225	$4,751,665

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	6,648,499	$106,137,378	11,895,720	$172,359,417
Reinvestments	2,445,024	38,509,134	442,306	6,634,593
Redemptions	(5,429,348)	(86,381,722)	(7,656,172)	(110,636,037)

Net increase	3,664,175	$58,264,790	4,681,854	$68,357,973

Class B
Sales	1,217,461	$19,103,089	4,286,221	$60,756,388
Reinvestments	399,070	6,213,527	59,352	880,784
Redemptions	(1,062,856)	(16,632,300)	(2,197,215)	(31,185,457)

Net increase	553,675	$8,684,316	2,148,358	$30,451,715

Class E
Sales	210,898	$3,331,039	982,019	$14,002,927
Reinvestments	287,198	4,486,033	63,403	943,442
Redemptions	(618,284)	(9,738,681)	(1,257,831)	(17,872,067)

Net decrease	(120,188)	$(1,921,609)	(212,409)	$(2,925,698)

Increase derived from capital share transactions		$65,027,497		$95,883,990

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.49		$13.48	$11.50	$9.86	$7.76	$9.49

Income From Investment Operations
Net investment income	0.35	(e)	0.13	0.14	0.10	0.11	0.08
Net realized and unrealized gain (loss) of investments	1.29	(e)	2.09	1.92	1.68	2.05	(1.73)

Total from investment operations	1.64		2.22	2.06	1.78	2.16	(1.65)

Less Distributions
Distributions from net investment income	(0.17)		(0.21)	(0.08)	(0.14)	(0.06)	(0.08)
Distributions from net realized capital gains	(0.86)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.03)		(0.21)	(0.08)	(0.14)	(0.06)	(0.08)

Net Asset Value, End of Period	$16.10		$15.49	$13.48	$11.50	$9.86	$7.76

Total Return (%)	10.7	(b)	16.5	18.0	18.2	28.0	(17.5)
Ratio of operating expenses to average net assets before expense reductions (%)	0.95	(c)	1.05	1.06	1.08	1.13	1.12
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.91	(c)	1.00	1.01	1.06	1.11	1.12
Ratio of net investment income to average net assets (%)	2.19	(c)	1.00	1.23	0.85	1.21	0.90
Portfolio turnover rate (%)	114	(c)	86	69	90	148	50
Net assets, end of period (000)	$628,010		$547,335	$413,322	$344,340	$318,996	$271,015

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$15.30		$13.33	$11.38	$9.76	$7.69	$9.39

Income From Investment Operations
Net investment income	0.30	(e)	0.12	0.12	0.07	0.03	0.02
Net realized and unrealized gain (loss) of investments	1.30	(e)	2.03	1.88	1.67	2.09	(1.72)

Total from investment operations	1.60		2.15	2.00	1.74	2.12	(1.70)

Less Distributions
Distributions from net investment income	(0.13)		(0.18)	(0.05)	(0.12)	(0.05)	0.00
Distributions from net realized capital gains	(0.86)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.99)		(0.18)	(0.05)	(0.12)	(0.05)	0.00

Net Asset Value, End of Period	$15.91		$15.30	$13.33	$11.38	$9.76	$7.69

Total Return (%)	10.6	(b)	16.2	17.6	18.0	27.8	(18.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.20	(c)	1.30	1.31	1.33	1.38	1.37	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.16	(c)	1.25	1.26	1.31	1.36	1.37	(c)
Ratio of net investment income (loss) to average net assets (%)	1.93	(c)	0.72	0.89	0.56	(0.04)	0.35	(c)
Portfolio turnover rate (%)	114	(c)	86	69	90	148	50
Net assets, end of period (000)	$108,093		$95,473	$54,530	$24,612	$14,859	$1

(a)	Commencement of operations was May 1, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.35		$13.37	$11.41	$9.79	$7.71	$9.43

Income From Investment Operations
Net investment income	0.31	(e)	0.12	0.13	0.07	0.08	0.08
Net realized and unrealized gain (loss) of investments	1.31	(e)	2.05	1.89	1.68	2.05	(1.73)

Total from investment operations	1.62		2.17	2.02	1.75	2.13	(1.65)

Less Distributions
Distributions from net investment income	(0.15)		(0.19)	(0.06)	(0.13)	(0.05)	(0.07)
Distributions from net realized capital gains	(0.86)		0.00	0.00	0.00	0.00	0.00

Total distributions	(1.01)		(0.19)	(0.06)	(0.13)	(0.05)	(0.07)

Net Asset Value, End of Period	$15.96		$15.35	$13.37	$11.41	$9.79	$7.71

Total Return (%)	10.7	(b)	16.3	17.8	18.0	27.9	(17.6)
Ratio of operating expenses to average net assets before expense reductions (%)	1.10	(c)	1.20	1.21	1.23	1.28	1.27
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.06	(c)	1.15	1.16	1.21	1.26	1.27
Ratio of net investment income to average net assets (%)	1.98	(c)	0.89	1.08	0.70	0.93	0.57
Portfolio turnover rate (%)	114	(c)	86	69	90	148	50
Net assets, end of period (000)	$74,169		$73,182	$66,569	$58,712	$47,619	$17,262

(a)	Commencement of operations was May 1, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI International Stock Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-13

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-14

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market

MSF-15

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$8,458,819	$2,742,897	$—	$—	$—	$—	$8,458,819	$2,742,897

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$8,070,956	$40,925,902	$109,134,854	$—	$158,131,712

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$462,652,332	$0	$421,325,074

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
FI International Stock	$3,183,730	0.860%	Of the first $500 million
		0.800%	Of the next $500 million
		0.750%	On amounts in excess of $1 billion

MSF-16

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Fidelity Research & Management Company is compensated to provide subadvisory services for the FI International Stock Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

MSF-17

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-18

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-19

Metropolitan Series Fund, Inc. FI Large Cap Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the FI Large Cap Portfolio returned 3.3%, compared to its benchmark, the Russell 1000 Growth Index1, which returned 8.1%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2 , was 7.4% over the same period.

PORTFOLIO REVIEW

During the first half of 2007, global economies delivered substantial gains amid prevailing views of consistent or even elevated levels of economic growth. Fears of consumer weakness in the U.S. due to subprime credit concerns, and the persistence of slightly elevated inflation levels, added some volatility to the market, but U.S. corporate earnings showed resiliency and remained above long term average rates of growth. Merger and acquisition activity also bolstered company valuations and investor sentiment. Globally, stock returns were led by emerging markets such as China, Korea, Mexico, and Brazil. Lagging the returns of most other markets were Japan and Russia. As further evidence of persistent economic growth around the world, the first half saw central bank rate increases in Japan, the United Kingdom and the Eurozone, while the U.S. Federal Reserve Bank held its target rate steady after a long series of increases concluded in 2006.

For the six-month period ended June 30, 2007, the Portfolio underperformed the Russell 1000 Growth Index. The Consumer Discretionary and Industrials sectors finished as the two largest detractors, while the Energy and Consumer Staples sectors contributed positively to performance for the period. Underperformance within the Consumer Discretionary sector stemmed largely from our holdings of national homebuilder stocks. These stocks suffered from downward revisions in earnings estimates due to a slowdown in the U.S. housing market as well as tighter lending standards in the wake of the sub-prime mortgage market meltdown. The Industrials sector was negatively affected by holdings in airline companies that suffered from negative factors such as rising fuel prices, severe winter storms, and weak performance from domestic routes. Conversely, the Energy sector posted positive returns due to our holdings in energy equipment & services stocks as share price appreciation was driven by increased oil exploration and production spending from integrated oil firms. Additionally, our holdings in retail food and drug store Kroger led the Consumer Staple sector’s positive contribution. Shares of Kroger rose due to the company’s ability to grow market share through lower prices and an improved customer shopping experience.

We favored the metals & mining industry, with positions in specialty metals producers. We believed these businesses would benefit from demand within the aerospace industry and increase production capacity. Additionally, we were overweight the household durables industry, focusing on undervalued homebuilding companies with strong business models and exposure to favorable geographic markets. Within the Financials sector, we were bullish on the insurance industry at the end of June, building positions in Property & Casualty insurance providers. We were underweight the industrial conglomerates industry due to our view that there is limited upside potential and a lack of near-term growth catalysts.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of June 30, 2007

	FI Large Cap Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
6 Months	3.3%	3.2%	3.3%	8.1%
1 Year	12.4	12.1	12.2	19.0
5 Years	6.8	—	—	9.3
10 Years	5.1	—	—	4.4
Since Inception	—	4.8	4.9	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/30/96, 5/2/06, 5/2/06, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
Apple, Inc.	3.8%
Cisco Systems, Inc.	3.3%
WellPoint, Inc.	2.9%
Transocean, Inc.	2.8%
National Oilwell Varco, Inc.	2.7%
Allegheny Technologies, Inc.	2.6%
Hewlett-Packard Co.	2.4%
Applied Materials, Inc.	2.3%
Terex Corp.	2.2%
Foster Wheeler, Ltd.	2.2%

Top Sectors

% of Total Net Assets
Information Technology	25.8%
Health Care	15.8%
Industrials	15.0%
Consumer Discretionary	13.4%
Energy	8.0%
Consumer Staples	7.8%
Financials	6.3%
Materials	4.8%
Utilities	1.4%
Telecommunication Services	0.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
FI Large Cap—Class A	Actual	0.84%	$1,000.00	$1,033.10	$4.23
	Hypothetical	0.84%	$1,000.00	$1,020.57	$4.21

FI Large Cap—Class B	Actual	1.09%	$1,000.00	$1,032.20	$5.49
	Hypothetical	1.09%	$1,000.00	$1,019.32	$5.46

FI Large Cap—Class E	Actual	0.99%	$1,000.00	$1,032.80	$4.99
	Hypothetical	0.99%	$1,000.00	$1,019.82	$4.96

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—99.0% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.0%
BE Aerospace, Inc.	167,624	$6,922,871
Lockheed Martin Corp.	20,000	1,882,600
Precision Castparts Corp.	80,800	9,805,888
Raytheon Co.	60,100	3,238,789

		21,850,148

Airlines—2.3%
AMR Corp. (a) (b)	346,200	9,122,370
US Airways Group, Inc. (a) (b)	116,000	3,511,320

		12,633,690

Beverages—0.7%
PepsiCo, Inc.	61,800	4,007,730

Biotechnology—4.0%
Amylin Pharmaceuticals, Inc. (a) (b)	166,300	6,844,908
Biogen Idec, Inc. (b)	217,084	11,613,994
Celgene Corp. (a) (b)	1,400	80,262
Gilead Sciences, Inc. (b)	82,200	3,186,894
Theravance, Inc. (a) (b)	4,000	128,000

		21,854,058

Capital Markets—2.1%
Merrill Lynch & Co., Inc.	57,200	4,780,776
SEI Investments Co.	103,596	3,008,428
The Goldman Sachs Group, Inc.	17,200	3,728,100

		11,517,304

Chemicals—0.4%
Monsanto Co.	34,200	2,309,868

Communications Equipment—3.3%
Cisco Systems, Inc. (b)	652,700	18,177,695

Computers & Peripherals—9.6%
Apple, Inc. (b)	172,300	21,027,492
Brocade Communications Systems, Inc. (a)	1,271,800	9,945,476
Hewlett-Packard Co.	299,784	13,376,362
International Business Machines Corp.	7,800	820,950
Sun Microsystems, Inc. (b)	1,469,700	7,730,622

		52,900,902

Construction & Engineering—2.2%
Foster Wheeler, Ltd.	114,900	12,293,151

Electric Utilities—0.1%
PPL Corp.	12,900	603,591

Electrical Equipment—1.9%
Energy Conversion Devices, Inc. (a) (b)	345,223	10,639,773

Energy Equipment & Services—5.9%
GlobalSantaFe Corp. (a)	27,900	2,015,775
National Oilwell Varco, Inc. (b)	142,800	14,885,472
Transocean, Inc.	146,900	15,568,462

		32,469,709

Security Description	Shares	Value*

Food & Staples Retailing—0.6%
Safeway, Inc. (b)	50,300	$1,711,709
Wal-Mart Stores, Inc.	31,900	1,534,709

		3,246,418

Food Products—3.4%
ConAgra Foods, Inc.	394,000	10,582,840
Corn Products International, Inc.	181,700	8,258,265

		18,841,105

Health Care Equipment & Supplies—1.7%
Baxter International, Inc.	163,100	9,189,054

Health Care Providers & Services—4.3%
McKesson Corp. (b)	95,100	5,671,764
UnitedHealth Group, Inc.	37,500	1,917,750
WellPoint, Inc. (b)	200,700	16,021,881

		23,611,395

Hotels, Restaurants & Leisure—2.1%
Las Vegas Sands Corp. (a) (b)	151,495	11,572,703

Household Durables—5.3%
D.R. Horton, Inc. (a)	308,300	6,144,419
KB Home (a)	251,100	9,885,807
Lennar Corp. (Class A) (a)	201,600	7,370,496
The Ryland Group, Inc. (a)	159,500	5,960,515

		29,361,237

Household Products—2.0%
Procter & Gamble Co.	180,600	11,050,914

Independent Power Producers & Energy Traders—1.3%
Constellation Energy Group	83,500	7,278,695

Industrial Conglomerates—0.1%
General Electric Co.	14,400	551,232

Insurance—4.2%
HCC Insurance Holdings, Inc.	89,618	2,994,137
Loews Corp.	32,500	1,656,850
The Allstate Corp.	124,000	7,627,240
The Chubb Corp.	201,200	10,892,968

		23,171,195

Internet Software & Services—1.2%
eBay, Inc. (b)	198,600	6,390,948

Life Sciences Tools & Services—2.7%
Charles River Laboratories International, Inc. (b)	21,200	1,094,344
PerkinElmer, Inc.	142,900	3,723,974
Pharmaceutical Product Development, Inc.	266,417	10,195,779

		15,014,097

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—4.5%
AGCO Corp. (a) (b)	113,900	$4,944,399
Terex Corp.	151,215	12,293,779
The Manitowoc Co., Inc.	91,300	7,338,694

		24,576,872

Media—1.6%
Citadel Broadcasting Corp.	1	4
The Walt Disney Co.	46,400	1,584,096
Time Warner, Inc.	339,000	7,132,560

		8,716,660

Metals & Mining—4.4%
Allegheny Technologies, Inc.	135,758	14,238,299
Nucor Corp.	7,700	451,605
RTI International Metals, Inc. (a)	73,800	5,562,306
Titanium Metals Corp. (a)	27,864	888,862
United States Steel Corp.	25,700	2,794,875

		23,935,947

Multiline Retail—1.6%
J.C. Penney Co., Inc.	90,700	6,564,866
Macy’s, Inc.	56,600	2,251,548

		8,816,414

Oil, Gas & Consumable Fuels—2.1%
Frontier Oil Corp.	76,300	3,339,651
Holly Corp.	89,300	6,625,167
Tesoro Corp.	27,700	1,583,055

		11,547,873

Pharmaceuticals—3.2%
Johnson & Johnson	89,200	5,496,504
Merck & Co., Inc.	46,500	2,315,700
Pfizer, Inc.	21,200	542,084
Schering-Plough Corp.	297,700	9,061,988

		17,416,276

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—6.8%
Applied Materials, Inc. (a)	642,800	$12,772,436
Cymer, Inc. (a) (b)	268,290	10,785,257
Cypress Semiconductor Corp. (a) (b)	82,000	1,909,780
Intel Corp.	52,200	1,240,272
MEMC Electronic Materials, Inc. (b)	170,850	10,442,352

		37,150,097

Software—5.0%
Activision, Inc. (b)	527,600	9,850,292
Autodesk, Inc.	86,100	4,053,588
Microsoft Corp.	355,800	10,485,426
Take-Two Interactive Software, Inc. (a)	161,050	3,216,168

		27,605,474

Specialty Retail—2.3%
OfficeMax, Inc. (a)	298,515	11,731,640
The Men’s Wearhouse, Inc. (a) (b)	10,700	546,449
TJX Cos., Inc.	20,400	561,000

		12,839,089

Textiles, Apparel & Luxury Goods—0.5%
Nike, Inc. (Class B)	47,600	2,774,604

Tobacco—1.0%
Altria Group, Inc.	37,600	2,637,264
Loews Corp. (a)	39,700	3,067,619

		5,704,883

Wireless Telecommunication Services—0.6%
American Tower Corp. (Class A) (b)	40,800	1,713,600
NII Holdings, Inc. (b)	16,900	1,364,506

		3,078,106

Total Common Stock (Identified Cost $552,213,430)		544,698,907

Total Investments—99.0% (Identified Cost $552,213,430) (c)		544,698,907
Other assets less liabilities		5,469,517

Total Net Assets 100%		$550,168,424

*See accompanying notes to financial statements.

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $ 82,023,172 and the collateral received consisted of cash in the amount of $ 78,955,242 and securities with a market value of $ 5,040,147.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $552,213,430 and the composition of unrealized appreciation and depreciation of investment securities was $ 28,597,143 and $(36,111,666), respectively.

MSF-6

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$544,698,907
Cash		1,673,794
Foreign cash at value		115,710
Collateral for securities loaned		83,995,389
Receivable for:
Securities sold		100,555,769
Fund shares sold		6,505
Accrued dividends		315,228
Foreign taxes		16,306

Total Assets		731,377,608
Liabilities
Payable for:
Fund shares redeemed	$802,072
Securities purchased	95,945,510
Return of collateral for securities loaned	83,995,389
Accrued expenses:
Management fees	357,071
Service and distribution fees	1,134
Other expenses	108,008

Total Liabilities		181,209,184

Net Assets		$550,168,424

Net assets consists of:
Capital paid in		$602,728,600
Undistributed net investment loss		(347,972)
Accumulated net realized losses		(44,692,573)
Unrealized depreciation on investments and foreign currency		(7,519,631)

Net Assets		$550,168,424

Computation of offering price:
Class A
Net asset value and redemption price per share ($544,166,659 divided by 37,342,610 shares outstanding)		$14.57

Class B
Net asset value and redemption price per share ($4,769,071 divided by 329,306 shares outstanding)		$14.48

Class E
Net asset value and redemption price per share ($1,232,694 divided by 84,735 shares outstanding)		$14.55

Identified cost of investments		$552,213,430

Identified cost of foreign cash		$121,887

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$2,005,527	(a)
Interest		139,042	(b)

		2,144,569
Expenses
Management fees	$2,205,894
Service and distribution fees—Class B	4,606
Service and distribution fees—Class E	888
Directors’ fees and expenses	11,011
Custodian	44,465
Audit and tax services	15,859
Legal	3,506
Printing	82,932
Insurance	3,637
Miscellaneous	19,899

Total expenses	2,392,697
Expense reductions	(2,185)	2,390,512

Net Investment Loss		(245,943)

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	25,391,645
Foreign currency transactions—net	14	25,391,659

Unrealized depreciation on:
Investments—net	(5,913,342)
Foreign currency transactions—net	(484)	(5,913,826)

Net gain		19,477,833

Net Increase in Net Assets From Operations		$19,231,890

(a)	Net of foreign taxes of $128.
(b)	Includes income on securities loaned of $97,986.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income (loss)	$(245,943)	$1,797,135
Net realized gain	25,391,659	53,696,903
Unrealized depreciation	(5,913,826)	(35,793,539)

Increase in net assets from operations	19,231,890	19,700,499

From Distributions to Shareholders
Net investment income
Class A	(911,557)	(1,152,460)
Class E	(770)	0

	(912,327)	(1,152,460)

Net realized gain
Class A	(37,811,399)	(14,103,384)
Class B	(256,994)	0
Class E	(79,878)	0

	(38,148,271)	(14,103,384)

Total distributions	(39,060,598)	(15,255,844)

Increase (decrease) in net assets from capital share transactions	(21,629,265)	321,322,000

Total increase (decrease) in net assets	(41,457,973)	325,766,655

Net Assets
Beginning of the period	591,626,397	265,859,742

End of the period	$550,168,424	$591,626,397

Undistributed Net Investment Income (Loss)
End of the period	$(347,972)	$810,298

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	480,354	$7,236,188	1,993,002	$29,040,577
Shares issued through acquisition	0	0	29,696,833	438,221,310
Reinvestments	2,627,066	38,722,956	1,026,638	15,255,844
Redemptions	(4,670,848)	(70,320,226)	(11,357,605)	(164,439,136)

Net increase (decrease)	(1,563,428)	$(24,361,082)	21,358,868	$318,078,595

Class B
Sales	216,153	$3,241,535	212,387	$2,967,028
Reinvestments	17,530	256,994	0	0
Redemptions	(71,720)	(1,074,516)	(45,044)	(639,546)

Net increase	161,963	$2,424,013	167,343	$2,327,482

Class E
Sales	74,971	$1,126,525	109,575	$1,553,650
Reinvestments	5,479	80,648	0	0
Redemptions	(59,958)	(899,369)	(45,332)	(637,727)

Net increase	20,492	$307,804	64,243	$915,923

Increase (decrease) derived from capital share transactions		$(21,629,265)		$321,322,000

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004(h)	2003(h)	2002(h)
Net Asset Value, Beginning of Period	$15.12		$15.15	$13.93	$13.18	$10.61	$13.82

Income From Investment Operations
Net investment income (loss)	(0.01	)(e)	0.08	0.02	0.10	0.05	0.05	(e)
Net realized and unrealized gain (loss) of investments	0.53	(e)	0.82	1.20	0.76	2.57	(3.20	)(e)

Total from investment operations	0.52		0.90	1.22	0.86	2.62	(3.15)

Less Distributions
Distributions from net investment income	(0.03)		(0.07)	0.00	(0.11)	(0.05)	(0.06)
Distributions from net realized capital gains	(1.04)		(0.86)	0.00	0.00	0.00	0.00

Total distributions	(1.07)		(0.93)	0.00	(0.11)	(0.05)	(0.06)

Net Asset Value, End of Period	$14.57		$15.12	$15.15	$13.93	$13.18	$10.61

Total Return (%)	3.3	(b)	6.1	8.7	6.5	24.7	(22.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	(c)	0.85	0.86	0.86 (f)	0.86	0.85
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84	(c)	0.84	0.86	0.86	0.86	0.85
Ratio of net investment income (loss) to average net assets (%)	(0.08	)(c)	0.37	0.11	0.81	0.43	0.44
Portfolio turnover rate (%)	295	(c)	245	217	56	60	95
Net assets, end of period (000)	$544,167		$588,143	$265,860	$268,160	$227,800	$180,000

	Class B
	Six months ended June 30, 2007		Year ended December 31, 2006(a)
Net Asset Value, Beginning of Period	$15.02		$14.68

Income From Investment Operations
Net investment loss	(0.05	)(e)	(0.01)
Net realized and unrealized gain on investments	0.55	(e)	0.35

Total from investment operations	0.50		0.34

Less Distributions
Distributions from net realized capital gains	(1.04)		0.00

Total distributions	(1.04)		0.00

Net Asset Value, End of Period	$14.48		$15.02

Total Return (%)	3.2	(b)	2.3	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.09	(c)	1.10	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.09	(c)	1.09	(c)
Ratio of net investment loss to average net assets (%)	(0.32	)(c)	(0.13	)(c)
Portfolio turnover rate (%)	295	(c)	245
Net assets, end of period (000)	$4,769		$2,514

(a)	Commencement of operations was May 2, 2006 for Classes B and E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.
(f)	The investment manager waived a portion of its management fee for the year.
(g)	Net investment loss per share for the period was less than $(0.01).
(h)	Audited by other Independent Registered Public Accounting Firm (Note 7).

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31, 2006(a)
Net Asset Value, Beginning of Period	$15.09		$14.74

Income From Investment Operations
Net investment loss	(0.03	)(e)	(0.00	)(g)
Net realized and unrealized gain on investments	0.54	(e)	0.35

Total from investment operations	0.51		0.35

Less Distributions
Distributions from net investment income	(0.01)		0.00
Distributions from net realized capital gains	(1.04)		0.00

Total distributions	(1.05)		0.00

Net Asset Value, End of Period	$14.55		$15.09

Total Return (%)	3.3	(b)	12.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	(c)	1.00	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.99	(c)	0.99	(c)
Ratio of net investment loss to average net assets (%)	(0.23	)(c)	(0.02	)(c)
Portfolio turnover rate (%)	295	(c)	245
Net assets, end of period (000)	$1,233		$969

(a)	Commencement of operations was May 2, 2006 for Classes B and E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.
(f)	The investment manager waived a portion of its management fee for the year.
(g)	Net investment loss per share for the period was less than $(0.01).

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Large Cap Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into three different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Total
$14,415,260	$52,058,326	$2,310,328	$68,783,914

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$9,497,748	$—	$5,758,096	$—	$—	$—	$15,255,844	$—

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$19,397,297	$19,432,964	$(2,777,815)	$(68,783,914)	$(32,731,468)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$843,959,940	$0	$903,901,257

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
FI Large Cap	$2,205,894	0.800%	Of the first $250 million
		0.750%	Of the next $500 million
		0.700%	On amounts in excess of $750 million

MSF-14

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Fidelity Management & Research Company is compensated to provide subadvisory services for the FI Large Cap Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the FI Large Cap Portfolio, MetLife Advisers agreed, from May 1, 2007 to April 30, 2008, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Portfolio’s then current fiscal year). Pursuant to the expense agreement, no class of the Portfolio is obligated to repay any expense paid by MetLife Advisers. The expense limits (annual rates as a percentage of each class of the Portfolio’s net average daily net assets) in effect from May 1, 2007 to April 30, 2008 were 0.95%, 1.30% and 1.10% for Class A, B and E, respectively.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General

MSF-15

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Based on the recommendation of the Audit Committee of the Portfolio, the Board of Trustees determined not to retain KPMG LLP (“KPMG”) as the Portfolio’s Independent Auditor, and voted to appoint Deloitte & Touche LLP as the Portfolio’s Independent Auditor for the fiscal year ended December 31, 2005, effective July 1, 2005. During the two most recent fiscal years and through June 30, 2005, the date the Board of Trustees notified KPMG of their decision not to retain them as the Portfolio’s auditor, KPMG’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolio and KPMG on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the disagreement in their reports.

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc. FI Mid Cap Opportunities Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the FI Mid Cap Opportunities Portfolio returned 11.2%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned 12.0%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe2, was 12.5% over the same period.

PORTFOLIO REVIEW

U.S. equity indices, for the most part, posted strong returns for the first half of 2007. According to Russell capitalization indices, mid caps were the strongest, followed by large caps, and finally small caps. The Standard & Poor’s (S&P) MidCap 400 Index outperformed larger cap stocks, returning 12.0% versus 7.0% for the S&P 500 Index3. U.S. economic growth was sluggish in the first quarter at less than 1%, but evidence and forecasts for a rebound in growth for the second quarter allayed concerns over a painful slowdown in the U.S. The global economy continued to exhibit strong economic growth as well, spurring interest rate increases from central banks in Europe, the United Kingdom and Japan. Merger and acquisition activity also bolstered company valuations and investor sentiment. Additionally, the Federal Reserve continued to hold the U.S. Fed Funds Target Rate steady, while continuing to emphasize vigilance against inflation. For the period, the Materials and Energy sectors were the best performers while Financials and Utilities sectors were the worst among the S&P MidCap 400 Index sectors.

In this environment, the FI Mid Cap Opportunities Portfolio underperformed the S&P MidCap 400 Index for the 6-month period. Stock choices within the Information Technology sector detracted the most from performance, primarily within the technology hardware and equipment industry. Stocks such as Sun Microsystems and Electronic Arts detracted from performance. In addition, the Energy sector detracted from relative performance via both the Portfolio’s underweight in the sector and security selection. The key detractor in the Energy sector was the energy service provider SEACOR Holdings. The largest holding in the Portfolio, Harman International, went from being among the top detractors in the first quarter to being among the top contributors for the first half of 2007. Hertz Global Holdings was the Portfolio’s largest contributor. The rental car company is in the process of restructuring to improve operational efficiency, and a buy rating was initiated by a major research firm during the second quarter.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the indices is not possible.

1 The Standard & Poor’s (S&P) MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

MSF-2

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

Average Annual Returns as of June 30, 2007

	FI Mid Cap Opportunities Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
6 Months	11.2%	11.0%	11.1%	12.0%
1 Year	22.5	22.2	22.2	18.5
5 Years	13.5	13.2	13.3	14.2
10 Years	8.3	—	—	13.4
Since Inception	—	(0.1)	2.0	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
Harman International Industries, Inc.	7.5%
AT&T, Inc.	6.2%
Agilent Technologies, Inc.	4.6%
Juniper Networks, Inc.	4.6%
NAVTEQ Corp.	4.1%
The Walt Disney Co.	4.0%
Time Warner, Inc.	4.0%
Hertz Global Holdings, Inc.	3.9%
Electronic Arts, Inc.	3.4%
SanDisk Corp.	3.4%

Top Sectors

% of Total Net Assets
Information Technology	27.5%
Consumer Discretionary	26.7%
Industrials	17.4%
Telecommunication Services	11.8%
Financials	5.1%
Consumer Staples	4.3%
Energy	3.4%
Health Care	2.5%
Cash/Other	1.3%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
FI Mid Cap Opportunities—Class A	Actual	0.73%	$1,000.00	$1,112.00	$3.82
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

FI Mid Cap Opportunities—Class B	Actual	0.98%	$1,000.00	$1,110.40	$5.13
	Hypothetical	0.98%	$1,000.00	$1,019.87	$4.91

FI Mid Cap Opportunities—Class E	Actual	0.88%	$1,000.00	$1,110.80	$4.61
	Hypothetical	0.88%	$1,000.00	$1,020.37	$4.41

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—98.7% of Total Net Assets

Security Description	Shares	Value*

Airlines—1.9%
AirAsia BHD (MYR)	17,842,400	$9,822,710
Delta Air Lines, Inc. (a) (b)	637,900	12,566,630

		22,389,340

Beverages—4.3%
Coca Cola Hellenic Bottling Co. S.A. (ADR) (a)	309,900	14,249,202
Cott Corp. (a) (b)	63,700	916,643
Cott Corp. (CAD) (a)	658,300	9,569,196
Molson Coors Brewing Co.	287,065	26,542,030

		51,277,071

Biotechnology—0.5%
Neurocrine Biosciences, Inc. (a) (b)	514,428	5,777,026

Capital Markets—4.0%
Ashmore Group, Plc. (GBP)	3,275,306	17,558,925
EFG International (CHF)	73,092	3,359,954
Greenhill & Co., Inc. (a)	140,200	9,633,142
Jefferies Group, Inc.	112,800	3,043,344
Lazard, Ltd. (a)	312,600	14,076,378

		47,671,743

Commercial Banks—1.1%
East West Bancorp, Inc. (a)	339,896	13,215,156

Commercial Services & Supplies—2.4%
Global Cash Access, Inc. (a) (b)	796,400	12,758,328
Knoll, Inc.	683,100	15,301,440

		28,059,768

Communications Equipment—4.6%
Juniper Networks, Inc. (a) (b)	2,161,185	54,397,026

Computers & Peripherals—5.5%
SanDisk Corp. (a) (b)	823,387	40,296,560
Sun Microsystems, Inc. (a) (b)	4,775,900	25,121,234

		65,417,794

Construction & Engineering—2.2%
Quanta Services, Inc. (a) (b)	868,800	26,646,096

Diversified Consumer Services—6.6%
DeVry, Inc. (a) (b)	1,013,400	34,475,868
Service Corp. International	670,200	8,565,156
Weight Watchers International, Inc. (a)	698,300	35,501,572

		78,542,596

Diversified Telecommunication Services—8.5%
AT&T, Inc.	1,769,108	73,417,982
Level 3 Communications, Inc. (a)	2,101,184	12,291,926
Time Warner Telecom, Inc. (Class A) (a) (b)	764,007	15,356,541

		101,066,449

Security Description	Shares	Value*

Electrical Equipment—4.7%
ABB, Ltd. (ADR)	586,000	$13,243,600
Nexans S.A. (EUR) (a)	91,916	15,259,568
Prysmian S.p.A. (EUR)	1,139,200	27,660,952

		56,164,120

Electronic Equipment & Instruments—4.6%
Agilent Technologies, Inc. (b)	1,437,462	55,256,039

Energy Equipment & Services—1.1%
SEACOR Holdings, Inc. (a) (b)	142,800	13,331,808

Health Care Equipment & Supplies—2.0%
Advanced Medical Optics, Inc. (a) (b)	688,400	24,011,392

Hotels, Restaurants & Leisure—1.2%
International Game Technology	231,100	9,174,670
Shuffle Master, Inc. (a) (b)	303,412	5,036,639

		14,211,309

Household Durables—7.5%
Harman International Industries, Inc.	765,995	89,468,216

Internet Software & Services—0.5%
Openwave Systems, Inc. (a) (b)	917,503	5,743,569

IT Services—2.4%
MasterCard, Inc. (a)	20,132	3,339,295
MoneyGram International, Inc. (a)	65,802	1,839,166
The Western Union Co.	1,129,606	23,529,693

		28,708,154

Machinery—3.3%
Flowserve Corp.	556,002	39,809,743

Media—8.0%
Citadel Broadcasting Corp.	1	6
The Walt Disney Co. (a)	1,397,942	47,725,740
Time Warner, Inc.	2,267,529	47,708,810

		95,434,556

Multiline Retail—3.0%
Sears Holdings Corp. (a) (b)	207,200	35,120,400

Oil, Gas & Consumable Fuels—2.3%
EOG Resources, Inc.	108,400	7,919,704
EXCO Resources, Inc. (a) (b)	646,300	11,271,472
Goodrich Petroleum Corp. (a) (b)	231,872	8,029,727

		27,220,903

Road & Rail—3.9%
Hertz Global Holdings, Inc. (a)	1,753,400	46,587,838

Semiconductors & Semiconductor Equipment—1.4%
Advanced Micro Devices, Inc. (a) (b)	1,168,429	16,708,535

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Software—7.4%
Electronic Arts, Inc. (b)	852,800	$40,354,496
NAVTEQ Corp. (a) (b)	1,141,538	48,332,719

		88,687,215

Textiles, Apparel & Luxury Goods—0.5%
Phillips-Van Heusen Corp.	91,600	5,548,212

Security Description	Shares	Value*

Wireless Telecommunication Services—3.3%
American Tower Corp. (Class A) (a) (b)	944,500	$39,669,000

Total Common Stock (Identified Cost $1,040,494,808)		1,176,141,074

Total Investments—98.7% (Identified Cost $1,040,494,808) (c)		1,176,141,074
Other assets less liabilities		15,357,837

Total Net Assets—100%		$1,191,498,911

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $210,580,269 and the collateral received consisted of cash in the amount of $217,489,394.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $1,040,494,808 and the composition of unrealized appreciation and depreciation of investment securities was $178,338,946 and $(42,692,680), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(MYR)—	Malaysian Ringgit

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$1,176,141,074
Cash		3,631,750
Foreign cash at value		212,628
Collateral for securities loaned		217,489,394
Receivable for:
Securities sold		16,073,585
Fund shares sold		1,110,011
Accrued dividends		1,509,613
Foreign taxes		15,406

Total Assets		1,416,183,461
Liabilities
Payable for:
Fund shares redeemed	$1,374,528
Securities purchased	4,943,347
Return of collateral for securities loaned	217,489,394
Accrued expenses:
Management fees	662,332
Service and distribution fees	20,379
Deferred directors’ fees	1,849
Other expenses	192,721

Total Liabilities		224,684,550

Net Assets		$1,191,498,911

Net assets consists of:
Capital paid in		$1,591,394,570
Overdistributed net investment income		(552,937)
Accumulated net realized losses		(534,993,805)
Unrealized appreciation on investments and foreign currency		135,651,083

Net Assets		$1,191,498,911

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,077,013,307 divided by 49,639,306 shares outstanding)		$21.70

Class B
Net asset value and redemption price per share ($76,100,233 divided by 3,585,556 shares outstanding)		$21.22

Class E
Net asset value and redemption price per share ($38,385,371 divided by 1,789,253 shares outstanding)		$21.45

Identified cost of investments		$1,040,494,808

Identified cost of foreign cash		$213,301

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$4,048,178	(a)
Interest		477,686	(b)

		4,525,864
Expenses
Management fees	$3,849,728
Service and distribution fees—Class B	89,762
Service and distribution fees—Class E	28,859
Directors’ fees and expenses	11,198
Custodian	85,433
Audit and tax services	15,860
Legal	7,194
Printing	144,753
Insurance	5,031
Miscellaneous	11,993

Total expenses	4,249,811
Expense reductions	(26,697)	4,223,114

Net Investment Income		302,750

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	86,121,872
Foreign currency transactions—net	(67,934)	86,053,938

Unrealized appreciation on:
Investments—net	34,787,808
Foreign currency transactions—net	6,620	34,794,428

Net gain		120,848,366

Net Increase in Net Assets From Operations		$121,151,116

(a)	Net of foreign taxes of $89,138.
(b)	Includes income on securities loaned of $168,797.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$302,750	$491,904
Net realized gain	86,053,938	92,380,358
Unrealized appreciation	34,794,428	21,473,574

Increase in net assets from operations	121,151,116	114,345,836

From Distributions to Shareholders
Net investment income
Class A	(1,400,249)	(51,396)
Class E	(1,896)	0

Total distributions	(1,402,145)	(51,396)

Decrease in net assets from capital share transactions	(16,225,959)	(36,812,835)

Total increase in net assets	103,523,012	77,481,605

Net Assets
Beginning of the period	1,087,975,899	1,010,494,294

End of the period	$1,191,498,911	$1,087,975,899

Undistributed (Overdistributed) Net Investment Income
End of the period	$(552,937)	$546,458

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	4,114,822	$84,804,716	7,337,683	$135,629,659
Reinvestments	66,112	1,400,249	2,664	51,396
Redemptions	(4,790,437)	(99,128,107)	(10,008,666)	(182,453,421)

Net decrease	(609,503)	$(12,923,142)	(2,668,319)	$(46,772,366)

Class B
Sales	527,082	$10,710,415	1,497,924	$26,935,996
Redemptions	(464,710)	(9,482,636)	(758,959)	(13,536,422)

Net increase	62,372	$1,227,779	738,965	$13,399,574

Class E
Sales	98,651	$2,032,868	324,263	$5,917,226
Reinvestments	90	1,896	0	0
Redemptions	(320,903)	(6,565,360)	(521,495)	(9,357,269)

Net decrease	(222,162)	$(4,530,596)	(197,232)	$(3,440,043)

Decrease derived from capital share transactions		$(16,225,959)		$(36,812,835)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.54		$17.47		$16.34	$14.01	$10.41	$14.66

Income From Investment Operations
Net investment income (loss)	0.02	(d)	0.01		0.02	0.08	(0.03)	(0.03)
Net realized and unrealized gain (loss) of investments	2.17	(d)	2.06		1.11	2.33	3.63	(4.22)

Total from investment operations	2.19		2.07		1.13	2.41	3.60	(4.25)

Less Distributions
Distributions from net investment income	(0.03)		(0.00	)(e)	0.00	(0.08)	0.00	0.00

Total distributions	(0.03)		0.00		0.00	(0.08)	0.00	0.00

Net Asset Value, End of Period	$21.70		$19.54		$17.47	$16.34	$14.01	$10.41

Total Return (%)	11.2	(a)	11.9		6.9	17.2	34.6	(29.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	(b)	0.75		0.75	0.75	0.77	0.75
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.72	(b)	0.73		0.68	0.70	0.76	N/A
Ratio of net investment income (loss) to average net assets (%)	0.07	(b)	0.07		0.11	0.53	(0.24)	(0.27)
Portfolio turnover rate (%)	113	(b)	153		149	217	39	78
Net assets, end of period (000)	$1,077,013		$981,804		$924,602	$963,074	$873,202	$681,221

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.11		$17.13	$16.06	$13.79	$10.27	$14.50

Income From Investment Operations
Net investment income (loss)	(0.04	)(d)	(0.02)	(0.01)	0.09	(0.05)	(0.06)
Net realized and unrealized gain (loss) of investments	2.15	(d)	2.00	1.08	2.23	3.57	(4.17)

Total from investment operations	2.11		1.98	1.07	2.32	3.52	(4.23)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.05)	0.00	0.00

Total distributions	0.00		0.00	0.00	(0.05)	0.00	0.00

Net Asset Value, End of Period	$21.22		$19.11	$17.13	$16.06	$13.79	$10.27

Total Return (%)	11.0	(a)	11.6	6.7	16.8	34.2	(29.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	(b)	1.00	1.00	1.00	1.02	1.00
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.97	(b)	0.98	0.93	0.95	1.01	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.17	)(b)	(0.18)	(0.13)	0.44	(0.48)	(0.52)
Portfolio turnover rate (%)	113	(b)	153	149	217	39	78
Net assets, end of period (000)	$76,100		$67,334	$47,699	$36,819	$13,849	$9,037

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	Per share amounts are based on average shares outstanding during the period.
(e)	Distributions for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.31		$17.29	$16.19	$13.90	$10.33	$14.58

Income From Investment Operations
Net investment income (loss)	(0.02	)(d)	(0.02)	(0.01)	0.07	(0.03)	(0.01)
Net realized and unrealized gain (loss) of investments	2.16	(d)	2.04	1.11	2.28	3.60	(4.24)

Total from investment operations	2.14		2.02	1.10	2.35	3.57	(4.25)

Less Distributions
Distributions from net investment income	(0.00	)(e)	0.00	0.00	(0.06)	0.00	0.00

Total distributions	0.00		0.00	0.00	(0.06)	0.00	0.00

Net Asset Value, End of Period	$21.45		$19.31	$17.29	$16.19	$13.90	$10.33

Total Return (%)	11.1	(a)	11.7	6.7	17.0	34.6	(29.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	(b)	0.90	0.90	0.90	0.92	0.90
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.87	(b)	0.88	0.83	0.85	0.91	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.09	)(b)	(0.08)	(0.04)	0.55	(0.37)	(0.34)
Portfolio turnover rate (%)	113	(b)	153	149	217	39	78
Net assets, end of period (000)	$38,385		$38,839	$38,193	$40,402	$12,991	$3,605

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	Per share amounts are based on average shares outstanding during the period.
(e)	Distributions for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Mid Cap Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Total
$16,477,953	$376,464,857	$224,248,853	$617,191,663

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$51,396	$—	$—	$—	$—	$—	$51,396	$—

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$1,334,397	$—	$97,000,573	$(617,191,663)	$(518,856,693)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$640,441,523	$0	$626,382,354

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
FI Mid Cap Opportunities	$3,849,728	0.750%	Of the first $100 million
		0.700%	Of the next $400 million
		0.650%	On amounts in excess of $500 million

MSF-14

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Fidelity Research & Management Company is compensated to provide subadvisory services for the FI Mid Cap Opportunities Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

MSF-15

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc. FI Value Leaders Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the FI Value Leaders Portfolio returned 8.1%, compared to its benchmark, the Russell 1000 Value Index1, which returned 6.2%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe2 , was 7.5% over the same period.

PORTFOLIO REVIEW

During the first half of 2007, global economies delivered substantial gains amid prevailing views of consistent or even elevated levels of economic growth. Fears of consumer weakness in the U.S. due to subprime credit concerns and the persistence of slightly elevated inflation levels added some volatility to the market, but U.S. corporate earnings showed resiliency and remained above long-term average rates of growth. Merger and acquisition activity also bolstered company valuations and investor sentiment. Globally, stock returns were led by emerging markets such as China, Korea, Mexico, and Brazil. Lagging the returns of most other markets were Japan and Russia. As further evidence of persistent economic growth around the world, the first half saw central bank rate increases in Japan, the United Kingdom and the Eurozone, while the U.S. Federal Reserve Bank held its target rate steady after a long series of increases concluded in 2006.

For the 6-month period ended June 30, 2007, the Portfolio outperformed the Russell 1000 Value Index. Stock selection in the Energy and Financials sectors contributed positively to relative performance, while holdings in the Consumer Discretionary sector detracted.

In the Energy sector, overweights in oil refiner Tesoro and oil refiner & marketer Marathon Oil contributed to performance. Tesoro shares gained more than 87% during the period due to a combination of tight refining capacity and gasoline supplies, and oil prices rising more than 15% since the end of 2006. Among Financials, the underweight in commercial bank Wachovia and holding mortgage finance firm Fannie Mae added to performance. Wachovia shares fell more than 8%, largely due to the company’s acquisition of brokerage firm A.G. Edwards, and the announcement that Wachovia would more than double the size of its private banking unit over the next three years. Fannie Mae shares rose more than 11% as the company finally filed its 2005 financial reports with the SEC and reinstituted its dividend payment. Among individual holdings, the overweight in steel company U.S. Steel was a large Portfolio contributor. U.S. Steel shares appreciated more than 49% due to investor speculation that the company may be a takeover target. A wave of industry consolidation propelled steel stocks higher in the first half of the year.

In the Consumer Discretionary sector, overweights in homebuilder KB Home and retailers OfficeMax and J.C. Penney detracted from performance. KB Home shares fell more than 22% as homebuilding stocks suffered from continued weakness in the housing market from tighter lending standards due to sub-prime mortgage market problems and a lack of buyer confidence. OfficeMax shares declined 20%, largely due to earnings that failed to meet analysts’ estimates due to declining revenue and profitability trends in its business sales segment. J.C. Penney shares dropped 6% as the company reported weaker-than-expected same-store sales, hurt by weakness in women’s accessories, jewelry and home merchandise. Among individual holdings, the overweight in communications equipment maker Motorola was a large Portfolio detractor. Motorola shares fell more than 13% due to a disappointing earnings report and negative investor sentiment regarding the company’s ability to raise margins in its handset business before 2008.

At the end of June, the Portfolio was invested in stocks trading at significant discounts to our assessment of their worth. We were overweight insurance companies as we felt valuations were attractive relative to other Financials. Also, we believed that insurers would be less impacted in a flat yield curve environment. We were overweight selected independent power producers, which were trading at what we felt were less than replacement cost, and we believed that these firms were recovering from a long period of overcapacity. The Portfolio was overweight selected retailers and was underweight media stocks as we believed that the valuation of these retailers, based on their earnings, was more attractive than that of media stocks. Lastly, within Financials, the Portfolio was underweight REITs and commercial banks, which we believed more than reflected their intrinsic valuations.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of June 30, 2007

	FI Value Leaders Portfolio				Russell 1000 Value Index
	Class A	Class B	Class D	Class E
6 Months	8.1%	8.0%	8.1%	8.0%	6.2%
1 Year	17.1	16.8	17.0	16.9	21.9
5 Years	11.4	—	—	11.2	13.3
10 Years	6.8	—	—	—	9.9
Since Inception	—	13.9	10.2	5.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class D and Class E shares are: 4/30/93, 7/30/02, 5/2/06, 5/1/01 respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
AT&T, Inc.	4.3%
Exxon Mobil Corp.	4.3%
Bank of America Corp.	4.1%
Pfizer, Inc.	3.5%
JPMorgan Chase & Co.	3.1%
General Electric Co.	3.1%
Federal National Mortgage Association	2.6%
Altria Group, Inc.	2.5%
Citigroup, Inc.	2.4%
Marathon Oil Corp.	2.2%

Top Sectors

% of Total Net Assets
Financials	32.7%
Energy	15.1%
Industrials	9.8%
Consumer Discretionary	7.4%
Health Care	7.2%
Consumer Staples	6.8%
Telecommunication Services	6.5%
Utilities	5.6%
Materials	3.8%
Information Technology	3.4%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
FI Value Leaders—Class A	Actual	0.71%	$1,000.00	$1,081.30	$3.66
	Hypothetical	0.71%	$1,000.00	$1,021.23	$3.56

FI Value Leaders—Class B	Actual	0.96%	$1,000.00	$1,079.90	$4.95
	Hypothetical	0.96%	$1,000.00	$1,019.97	$4.81

FI Value Leaders—Class D	Actual	0.81%	$1,000.00	$1,080.70	$4.18
	Hypothetical	0.81%	$1,000.00	$1,020.72	$4.06

FI Value Leaders—Class E	Actual	0.86%	$1,000.00	$1,080.50	$4.44
	Hypothetical	0.86%	$1,000.00	$1,020.47	$4.31

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—98.5% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.7%
Raytheon Co.	308,000	$16,598,120

Airlines—0.9%
AMR Corp. (a) (b)	310,000	8,168,500

Auto Components—0.6%
Autoliv, Inc.	100,000	5,687,000

Beverages—0.5%
Molson Coors Brewing Co.	55,200	5,103,792

Capital Markets—3.7%
Merrill Lynch & Co., Inc.	186,751	15,608,649
Morgan Stanley	230,500	19,334,340

		34,942,989

Commercial Banks—0.8%
SunTrust Banks, Inc.	89,300	7,656,582

Computers & Peripherals—1.6%
Hewlett-Packard Co.	347,500	15,505,450

Consumer Finance—0.6%
AmeriCredit Corp. (a) (b)	207,800	5,517,090

Diversified Financial Services—9.6%
Bank of America Corp.	803,304	39,273,532
Citigroup, Inc.	452,966	23,232,626
JPMorgan Chase & Co.	602,828	29,207,017

		91,713,175

Diversified Telecommunication Services—6.5%
AT&T, Inc.	995,800	41,325,700
CenturyTel, Inc.	268,900	13,189,545
Embarq Corp.	121,800	7,718,466
Qwest Communications International, Inc. (a) (b)	1,500	14,550

		62,248,261

Electric Utilities—2.8%
Edison International	262,300	14,720,276
Northeast Utilities	265,200	7,521,072
Progress Energy, Inc.	99,000	4,513,410

		26,754,758

Electronic Equipment & Instruments—0.9%
Avnet, Inc.	223,700	8,867,468
Ingram Micro, Inc.	700	15,197

		8,882,665

Energy Equipment & Services—1.7%
Patterson-UTI Energy, Inc.	233,700	6,125,277
Tidewater, Inc. (a)	140,500	9,958,640

		16,083,917

Security Description	Shares	Value*

Food & Staples Retailing—1.6%
The Kroger Co. (b)	543,900	$15,299,907

Gas Utilities—0.5%
Energen Corp.	87,800	4,823,732

Health Care Providers & Services—3.8%
Aetna, Inc.	200,600	9,909,640
McKesson Corp. (b)	122,600	7,311,864
WellPoint, Inc. (b)	239,100	19,087,353

		36,308,857

Household Durables—0.9%
KB Home (a)	213,200	8,393,684

Household Products—2.1%
Procter & Gamble Co.	329,300	20,149,867

Independent Power Producers & Energy Traders—2.3%
Constellation Energy Group	132,800	11,576,176
NRG Energy, Inc. (a) (b)	248,400	10,325,988

		21,902,164

Industrial Conglomerates—3.1%
General Electric Co.	762,500	29,188,500

Insurance—13.4%
ACE, Ltd.	255,804	15,992,866
American Financial Group, Inc.	138,400	4,726,360
American International Group, Inc.	149,600	10,476,488
Assurant, Inc.	140,300	8,266,476
AXIS Capital Holdings, Ltd.	104,400	4,243,860
Fidelity National Financial, Inc. (a)	260,815	6,181,316
Genworth Financial, Inc. (Class A)	196,700	6,766,480
Lincoln National Corp.	87,331	6,196,134
Loews Corp.	314,200	16,017,916
MBIA, Inc.	81,600	5,077,152
The Allstate Corp.	189,600	11,662,296
The Chubb Corp.	327,400	17,725,436
The Hartford Financial Services Group, Inc.	148,650	14,643,511

		127,976,291

Machinery—2.6%
AGCO Corp. (b)	186,800	8,108,988
Deere & Co.	76,500	9,236,610
Terex Corp.	94,400	7,674,720

		25,020,318

Media—2.0%
Time Warner, Inc.	925,600	19,474,624

Metals & Mining—3.8%
Commercial Metals Co.	230,245	7,775,374
Nucor Corp.	190,300	11,161,095
United States Steel Corp.	162,000	17,617,500

		36,553,969

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Multi-Utilities—0.0%
CenterPoint Energy, Inc. (a)	9,000	$156,600

Multiline Retail—1.8%
J.C. Penney Co., Inc.	94,700	6,854,386
Macy’s, Inc.	255,200	10,151,856

		17,006,242

Oil, Gas & Consumable Fuels—13.4%
Chevron Corp.	162,600	13,697,424
ConocoPhillips	142,895	11,217,258
Exxon Mobil Corp.	486,390	40,798,393
Marathon Oil Corp.	351,200	21,057,952
Pioneer Natural Resources Co.	206,248	10,046,340
Plains Exploration & Production Co. (b)	74,900	3,580,969
Tesoro Corp.	159,876	9,136,913
Valero Energy Corp.	252,800	18,671,808

		128,207,057

Pharmaceuticals—3.5%
Pfizer, Inc.	1,290,600	33,000,642

Road & Rail—1.6%
Burlington Northern Santa Fe Corp.	89,600	7,628,544
YRC Worldwide, Inc. (a)	194,800	7,168,640

		14,797,184

Semiconductors & Semiconductor Equipment—0.9%
Applied Materials, Inc.	431,900	8,581,853

Specialty Retail—2.1%
Best Buy Co., Inc.	170,200	7,943,234
TJX Cos., Inc.	435,832	11,985,380

		19,928,614

Security Description	Shares	Value*

Thrifts & Mortgage Finance—4.7%
Countrywide Financial Corp.	327,700	$11,911,895
Federal National Mortgage Association	380,500	24,858,065
Hudson City Bancorp, Inc.	438,626	5,360,010
People’s United Financial, Inc.	181,300	3,214,449

		45,344,419

Tobacco—2.5%
Altria Group, Inc.	346,700	24,317,538

Total Common Stock (Identified Cost $863,247,948)		941,294,361

Short Term Investments—1.3%
Security Description	Face Amount	Value*

Repurchase Agreement—1.3%
State Street Corp. Repurchase Agreement dated 06/29/07 at 2.50% to be repurchased at $13,087,726 on 07/02/07, collateralized by $10,340,000 U.S. Treasury Bond 8.125% due 8/15/19 with a value of $13,351,525.	$13,085,000	13,085,000

Total Short Term Investments (Identified Cost $13,085,000)		13,085,000

Total Investments—99.8% (Identified Cost $876,332,948) (c)		954,379,361
Other assets less liabilities		1,479,238

Total Net Assets—100%		$955,858,599

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $ 32,303,360 and the collateral received consisted of cash in the amount of $ 33,253,550.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $876,332,948 and the composition of unrealized appreciation and depreciation of investment securities was $ 90,611,190 and $(12,564,777), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$954,379,361
Cash		793
Collateral for securities loaned		33,253,550
Receivable for:
Securities sold		1,975,824
Fund shares sold		425,291
Accrued interest and dividends		1,140,211
Foreign taxes		3,471

Total Assets		991,178,501
Liabilities
Payable for:
Fund shares redeemed	$1,323,570
Securities purchased	5,478
Return of collateral for securities loaned	33,253,550
Accrued expenses:
Management fees	511,180
Service and distribution fees	50,980
Deferred directors’ fees	22,282
Other expenses	152,862

Total Liabilities		35,319,902

Net Assets		$955,858,599

Net assets consists of:
Capital paid in		$826,751,317
Undistributed net investment income		5,690,311
Accumulated net realized gains		45,370,441
Unrealized appreciation on investments and foreign currency		78,046,530

Net Assets		$955,858,599

Computation of offering price:
Class A
Net asset value and redemption price per share ($490,338,377 divided by 2,408,905 shares outstanding)		$203.55

Class B
Net asset value and redemption price per share ($75,542,682 divided by 372,182 shares outstanding)		$202.97

Class D
Net asset value and redemption price per share ($329,517,308 divided by 1,621,201 shares outstanding)		$203.26

Class E
Net asset value and redemption price per share ($60,460,232 divided by 297,822 shares outstanding)		$203.01

Identified cost of investments		$876,332,948

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$9,421,678	(a)
Interest		82,629	(b)

		9,504,307
Expenses
Management fees	$3,062,872
Service and distribution fees—Class B	88,488
Service and distribution fees—Class D	167,426
Service and distribution fees—Class E	44,787
Directors’ fees and expenses	12,687
Custodian	48,016
Audit and tax services	15,860
Legal	2,870
Printing	282,719
Insurance	5,375
Miscellaneous	12,501

Total expenses		3,743,601

Net Investment Income		5,760,706

Realized and Unrealized Gain
Realized gain on:
Investments—net	49,879,799
Foreign currency transactions—net	2,526	49,882,325

Unrealized appreciation (depreciation) on:
Investments—net	19,949,101
Foreign currency transactions—net	(4,600)	19,944,501

Net gain		69,826,826

Net Increase in Net Assets From Operations		$75,587,532

(a)	Net of foreign taxes of $2,883.
(b)	Includes income on securities loaned of $15,362.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$5,760,706	$10,064,837
Net realized gain	49,882,325	110,898,470
Unrealized appreciation (depreciation)	19,944,501	(39,521,796)

Increase in net assets from operations	75,587,532	81,441,511

From Distributions to Shareholders
Net investment income
Class A	(4,672,405)	(5,909,431)
Class B	(503,782)	(334,265)
Class D	(2,754,011)	0
Class E	(460,718)	(526,931)

	(8,390,916)	(6,770,627)

Net realized gain
Class A	(44,234,373)	(13,648,284)
Class B	(6,426,938)	(1,065,905)
Class D	(29,815,958)	0
Class E	(5,232,496)	(1,464,953)

	(85,709,765)	(16,179,142)

Total distributions	(94,100,681)	(22,949,769)

Increase in net assets from capital share transactions	4,706,755	303,448,386

Total increase (decrease) in net assets	(13,806,394)	361,940,128

Net Assets
Beginning of the period	969,664,993	607,724,865

End of the period	$955,858,599	$969,664,993

Undistributed Net Investment Income
End of the period	$5,690,311	$8,320,521

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	74,581	$15,648,851	152,490	$30,299,248
Reinvestments	242,689	48,906,778	97,980	19,557,715
Redemptions	(329,555)	(69,158,851)	(593,592)	(117,892,650)

Net decrease	(12,285)	$(4,603,222)	(343,122)	$(68,035,687)

Class B
Sales	60,186	$12,623,468	219,335	$43,372,515
Reinvestments	34,474	6,930,720	7,029	1,400,170
Redemptions	(44,664)	(9,320,776)	(45,346)	(8,961,298)

Net increase	49,996	$10,233,412	181,018	$35,811,387

Class D*
Sales	38,315	$8,020,291	183,771	$36,605,906
Shares issued through acquisition	0	0	1,873,171	375,664,416
Reinvestments	161,830	32,569,969	0	0
Redemptions	(201,770)	(42,281,538)	(434,116)	(86,477,360)

Net increase (decrease)	(1,625)	$(1,691,278)	1,622,826	$325,792,962

Class E
Sales	31,493	$6,586,375	145,593	$28,869,970
Reinvestments	28,319	5,693,214	10,001	1,991,884
Redemptions	(54,903)	(11,511,746)	(106,207)	(20,982,130)

Net increase	4,909	$767,843	49,387	$9,879,724

Increase derived from capital share transactions		$4,706,755		$303,448,386

*	Commencement of operations was May 2, 2006 for Class D.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$208.36		$193.08	$176.54	$157.24	$124.89	$156.51

Income From Investment Operations
Net investment income	2.65	(e)	2.58	1.92	2.21	2.13	1.53
Net realized and unrealized gain (loss) of investments	14.06	(e)	20.14	16.67	19.15	31.23	(31.88)

Total from investment operations	16.71		22.72	18.59	21.36	33.36	(30.35)

Less Distributions
Distributions from net investment income	(2.06)		(2.25)	(2.05)	(2.06)	(1.01)	(1.27)
Distributions from net realized capital gains	(19.46)		(5.19)	0.00	0.00	0.00	0.00

Total distributions	(21.52)		(7.44)	(2.05)	(2.06)	(1.01)	(1.27)

Net Asset Value, End of Period	$203.55		$208.36	$193.08	$176.54	$157.24	$124.89

Total Return (%)	8.1	(b)	11.9	10.7	13.7	26.9	(19.5)
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	(c)	0.72	0.73	0.74	0.74	0.72
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		0.71	0.69	0.72	N/A	0.71
Ratio of net investment income to average net assets (%)	1.26	(c)	1.18	0.92	1.23	1.49	1.30
Portfolio turnover rate (%)	125	(c)	213	94	161	53	142
Net assets, end of period (000)	$490,338		$504,489	$533,729	$552,323	$563,979	$491,124

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$207.58		$192.26	$175.91	$156.72	$124.47	$125.90

Income From Investment Operations
Net investment income	2.11	(e)	2.10	1.26	1.88	1.22	0.18
Net realized and unrealized gain (loss) of investments	14.27	(e)	20.04	16.86	19.12	31.95	(1.61)

Total from investment operations	16.38		22.14	18.12	21.00	33.17	(1.43)

Less Distributions
Distributions from net investment income	(1.53)		(1.63)	(1.77)	(1.81)	(0.92)	0.00
Distributions from net realized capital gains	(19.46)		(5.19)	0.00	0.00	0.00	0.00

Total distributions	(20.99)		(6.82)	(1.77)	(1.81)	(0.92)	0.00

Net Asset Value, End of Period	$202.97		$207.58	$192.26	$175.91	$156.72	$124.47

Total Return (%)	8.0	(b)	11.7	10.4	13.5	26.9	(1.1	) (b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	(c)	0.97	0.98	0.99	0.99	0.97	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		0.96	0.94	0.97	N/A	0.96	(c)
Ratio of net investment income to average net assets (%)	1.01	(c)	1.00	0.70	1.41	1.15	1.36	(c)
Portfolio turnover rate (%)	125	(c)	213	94	161	53	142
Net assets, end of period (000)	$75,543		$66,879	$27,141	$5,311	$128	$6

(a)	Commencement of operations was July 30, 2002 for Class B and May 2, 2006 for Class D.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

	Class D
	Six months ended June 30, 2007		Year ended December 31, 2006(a)
Net Asset Value, Beginning of Period	$207.95		$200.55

Income From Investment Operations
Net investment income	2.44	(e)	1.80
Net realized and unrealized gain on investments	14.13	(e)	5.60

Total from investment operations	16.57		7.40

Less Distributions
Distributions from net investment income	(1.80)		0.00
Distributions from net realized capital gains	(19.46)		0.00

Total distributions	(21.26)		0.00

Net Asset Value, End of Period	$203.26		$207.95

Total Return (%)	8.1	(b)	3.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	(c)	0.82	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		0.81	(c)
Ratio of net investment income to average net assets (%)	1.16	(c)	1.25	(c)
Portfolio turnover rate (%)	125		213
Net assets, end of period (000)	$329,517		$337,462

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$207.69		$192.40	$175.93	$156.83	$124.66	$156.28

Income From Investment Operations
Net investment income	2.32	(e)	2.17	1.29	1.58	1.41	1.35
Net realized and unrealized gain (loss) of investments	14.17	(e)	20.18	16.98	19.48	31.68	(31.80)

Total from investment operations	16.49		22.35	18.27	21.06	33.09	(30.45)

Less Distributions
Distributions from net investment income	(1.71)		(1.87)	(1.80)	(1.96)	(0.92)	(1.17)
Distributions from net realized capital gains	(19.46)		(5.19)	0.00	0.00	0.00	0.00

Total distributions	(21.17)		(7.06)	(1.80)	(1.96)	(0.92)	(1.17)

Net Asset Value, End of Period	$203.01		$207.69	$192.40	$175.93	$156.83	$124.66

Total Return (%)	8.0	(b)	11.8	10.5	13.6	26.7	(19.6)
Ratio of operating expenses to average net assets before expense reductions (%)	0.86	(c)	0.87	0.88	0.89	0.89	0.87
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		0.86	0.84	0.87	N/A	0.86
Ratio of net investment income to average net assets (%)	1.11	(c)	1.05	0.78	1.12	1.31	1.15
Portfolio turnover rate (%)	125	(c)	213	94	161	53	142
Net assets, end of period (000)	$60,460		$60,835	$46,855	$31,192	$18,891	$5,619

(a)	Commencement of operations was July 30, 2002 for Class B and May 2, 2006 for Class D.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Value Leaders Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the FI Value Leaders Portfolio had no capital loss carryovers.

MSF-13

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$6,770,627	$6,582,101	$16,179,142	$—	$—	$—	$22,949,769	$6,582,101

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$41,497,757	$52,477,601	$53,669,968	$—	$147,645,326

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$602,702,197	$0	$697,169,174

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
FI Value Leaders	$3,062,872	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Fidelity Research & Management Company is compensated to provide subadvisory services for the FI Value Leaders Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution Plans, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or

MSF-14

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

selling, and servicing, the Class B, D and E shares. The fees under the Distribution Plans for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% per year for Class D shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

MSF-15

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Approval of Amendment to Subadvisory Agreement—(Unaudited)

At the April 25-26, 2007 meeting of the Board of Directors (the “Board,” composed of “Directors”) of Metropolitan Series Fund, Inc. (the “Fund”), the Directors considered a proposed amendment to the subadvisory agreement for the Portfolio with Fidelity Management & Research Company (“FMR”) to reduce the subadvisory fee schedule for the Portfolio. The Board considered that, because the proposed reduction would coincide with the discontinuation of an arrangement pursuant to which FMR (or its affiliates) agreed to make certain payments to Metropolitan Life Insurance Company (or its affiliates) for administrative and shareholder services relating to the Portfolio, it was not proposed to make any corresponding reduction in the advisory fee schedule for the Portfolio. It was noted that MetLife Advisers, LLC (“MLA”), the Portfolio’s investment adviser, did not expect there to be any meaningful financial effect on either the Portfolio or MLA and its affiliates should the revised subadvisory fee schedule be approved. The Directors also considered the effect, if any, of such change on the quality of services to be provided to the Portfolio, and it was concluded that no such effect was anticipated.

The Board noted that, other than revised subadvisory fee schedule, the subadvisory agreement with FMR as amended would be identical to the existing subadvisory agreement for the Portfolio. As described more fully in the Portfolio’s Annual Report dated December 31, 2006, when approving the continuation of such existing subadvisory agreement at its November 7-8, 2006 meeting, the Board considered, among other things and as relevant: (i) the nature, extent and quality of the services provided to the Portfolio under the existing subadvisory agreement; (ii) the investment performance of the Portfolio; (iii) the costs of the services to be provided and profits to be realized by FMR and its affiliates from their relationships with the Portfolio; (iv) whether there were any economies of scale in the provision of services by FMR and whether such economies would be shared with the Portfolio; and (v) such other factors as the Board found relevant. Because the proposed amendment to the subadvisory agreement would change only the applicable subadvisory fee schedule, and the net effect of the change, along with the contemporaneous discontinuation of the arrangement pursuant to which FMR or its affiliates agreed to make certain payments for administrative and shareholder services relating to the Portfolio, was expected to be negligible, the Board did not reconsider the aforementioned factors.

Based on their evaluation of all factors that they deemed to be material, and assisted by the advice of independent counsel, the Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, present at the meeting concluded that the proposed amendment to the subadvisory agreement between MetLife Advisers and FMR with respect to the Portfolio was in the best interests of such Portfolio and, therefore, unanimously approved such amendment, effective April 30, 2007.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc. Franklin Templeton Small Cap Growth Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Franklin Templeton Small Cap Growth Portfolio returned 10.3%, compared to its benchmark, the Russell 2000 Growth Index1, which returned 9.3%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe2, was 11.0% over the same period.

PORTFOLIO REVIEW

During the six months ended June 30, 2007, the U.S. economy advanced at a moderate but slowing pace. Corporate profits and government spending generally remained robust. The struggling housing market grew more fragile with the abrupt unraveling of the subprime mortgage market. The unemployment rate began and ended the reporting period at 4.5%, while overall job growth slowed in the face of rising labor costs. Gasoline prices rose in the first half of 2007 in response to oil’s tight supply and high demand, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. The Federal Reserve Board kept the federal funds target rate at 5.25% and indicated that inflation pressures remained a key concern. After global stock market sell-offs in late February and mid-March, markets rebounded in the second quarter amid generally strong corporate earnings reports. Large-cap stocks outperformed small caps during the period, while growth stocks outperformed their value counterparts across the capitalization spectrum.

Among the most significant contributors to the Portfolio’s performance relative to the Russell 2000 Growth Index for the six months ended June 30, 2007 were positions in several strong performing securities: horse racing and casino gaming operator Penn National Gaming, bioanalytical measurement systems supplier Molecular Devices, and the world’s top ion implantation systems manufacturer, Varian Semiconductor Equipment Associates.

From a sector perspective, our investments in the electronic technology sector were the largest contributors to relative performance for the reporting period. Most notably, stock selection in the semiconductors industry benefited performance, where our positions in packet processor and memory chips seller NetLogic Microsystems and power management semiconductor maker Microsemi were key contributors. Other major contributors were in the telecommunications equipment industry, including radio-frequency transceiver chipset manufacturer Atheros Communications, global positioning navigation systems and software provider Trimble Navigation, and high-speed network and television broadcast communications equipment and components maker Arris Group. As mentioned previously, Varian Semiconductor Equipment, in the electronic production equipment industry, was a notable contributor to relative performance within the sector. Driven by stock selection, the energy minerals sector also positively affected relative performance for the period. Within the oil and gas production industry, our positions in Bill Barrett, Mariner Energy, and Denbury Resources drove sector performance. Several holdings in the technology services sector also boosted the Portfolio’s performance. Stock selection in the packaged software industry helped relative returns, and significant contributors were speech and digital imaging software provider Nuance Communications and performance optimization software seller Witness Systems.

The Portfolio had some detractors from relative performance during the period, including rack-mounted computer server provider Rackable Systems, technology-based operations and risk management vendor Clayton Holdings, and bakery and café chain Panera Bread. By sector, stock selection in the health technology sector weighed on the Portfolio’s relative performance for the period. In the biotechnology industry, our holdings in drug developers Adolor, Trimeris, and Medicines Co. were also detractors. Additionally, the Portfolio’s lack of exposure to the non-energy minerals sector hampered returns relative to the Index as the sector performed well during the period. The Portfolio’s underweighted allocation to the commercial services sector also negatively impacted relative performance. In particular, not holding digital marketing service provider aQuantive, in the advertising and marketing services industry, hurt results.

The Portfolio’s sector and industry weightings changed incrementally throughout the period, and in line with our investment strategy, we invested in those companies we believed provided the best trade-off between growth opportunity, business and financial risk, and valuation.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

Average Annual Returns as of June 30, 2007

	Franklin Templeton Small Cap Growth Portfolio			Russell 2000 Growth Index
	Class A	Class B	Class E
6 Months	10.3%	10.2%	10.3%	9.3%
1 Year	15.2	14.9	15.1	16.8
5 Years	11.4	11.1	11.3	13.1
Since Inception	4.5	4.3	4.4	6.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A, Class B and Class E shares is 5/1/01.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
Penn National Gaming, Inc.	2.1%
Sapient Corp.	2.0%
Power Integrations, Inc.	1.8%
NetLogic Microsystems, Inc.	1.8%
Trimble Navigation, Ltd.	1.8%
Microsemi Corp.	1.8%
FLIR Systems, Inc.	1.7%
Chipotle Mexican Grill, Inc. (Class A)	1.7%
Parexel International Corp.	1.6%
ViaSat, Inc.	1.6%

Top Sectors

% of Equity Market Value
Information Technology	36.2%
Consumer Discretionary	16.9%
Health Care	15.8%
Financials	11.8%
Industrials	9.1%
Energy	7.1%
Materials	3.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Franklin Templeton Small Cap Growth—Class A	Actual	0.99%	$1,000.00	$1,103.20	$5.16
	Hypothetical	0.99%	$1,000.00	$1,019.82	$4.96

Franklin Templeton Small Cap Growth—Class B	Actual	1.24%	$1,000.00	$1,101.80	$6.46
	Hypothetical	1.24%	$1,000.00	$1,018.56	$6.21

Franklin Templeton Small Cap Growth—Class E	Actual	1.14%	$1,000.00	$1,103.10	$5.94
	Hypothetical	1.14%	$1,000.00	$1,019.07	$5.71

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—97.3% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.9%
Argon, Inc. (a) (b)	60,975	$1,415,230
Orbital Sciences Corp. (b)	80,900	1,699,709

		3,114,939

Airlines—0.6%
Allegiant Travel Co. (b)	33,200	1,020,568

Auto Components—2.0%
Drew Industries, Inc. (a) (b)	57,500	1,905,550
Tenneco, Inc. (b)	39,500	1,384,080

		3,289,630

Biotechnology—2.9%
Angiotech Pharmaceuticals, Inc. (b)	200,600	1,426,266
Coley Pharmaceutical Group, Inc. (a) (b)	63,600	230,232
Keryx Biopharmaceuticals, Inc. (a) (b)	72,300	706,371
MannKind Corp. (a) (b)	48,700	600,471
Myriad Genetics, Inc. (a) (b)	46,800	1,740,492
Panacos Pharmaceuticals, Inc. (a) (b)	30,200	97,546

		4,801,378

Capital Markets—2.2%
Ares Capital Corp. (a)	20,238	341,010
Kohlberg Capital Corp.	62,939	1,167,519
optionsXpress Holdings, Inc. (a)	83,600	2,145,176

		3,653,705

Chemicals—1.9%
FMC Corp.	21,800	1,948,702
Minerals Technologies, Inc. (a)	18,300	1,225,185

		3,173,887

Commercial Banks—3.6%
East West Bancorp, Inc.	36,600	1,423,008
Hancock Holding Co. (a)	20,800	781,040
Signature Bank (a) (b)	36,500	1,244,650
UCBH Holdings, Inc. (a)	66,700	1,218,609
Whitney Holdings Corp.	40,700	1,225,070

		5,892,377

Commercial Services & Supplies—3.0%
CoStar Group, Inc. (a) (b)	20,600	1,089,328
Huron Consulting Group, Inc. (a) (b)	21,900	1,598,919
LECG Corp. (b)	71,000	1,072,810
Mobile Mini, Inc. (b)	40,300	1,176,760

		4,937,817

Communications Equipment—4.3%
Arris Group, Inc. (b)	90,800	1,597,172
Ixia (b)	217,700	2,015,902
OpNext, Inc. (b)	62,800	831,472
Starent Networks Corp. (b)	2,700	39,690
ViaSat, Inc. (b)	80,000	2,568,000

		7,052,236

Security Description	Shares	Value*

Computers & Peripherals—1.1%
Super Micro Computer, Inc. (b)	56,100	$561,561
Xyratex, Ltd. (b)	59,100	1,313,793

		1,875,354

Diversified Consumer Services—1.4%
Strayer Education, Inc.	8,900	1,172,219
Universal Technical Institute, Inc. (a) (b)	47,400	1,203,486

		2,375,705

Diversified Financial Services—0.9%
NewStar Financial, Inc. (a) (b)	107,300	1,526,879

Electronic Equipment & Instruments—5.7%
FLIR Systems, Inc. (a) (b)	62,000	2,867,500
National Instruments Corp.	54,100	1,762,037
Tektronix, Inc.	54,300	1,832,082
Trimble Navigation, Ltd. (b)	90,300	2,907,660

		9,369,279

Energy Equipment & Services—2.0%
FMC Technologies, Inc. (b)	15,000	1,188,300
Superior Energy Services, Inc. (b)	51,900	2,071,848

		3,260,148

Health Care Equipment & Supplies—1.4%
American Medical Systems Holdings, Inc. (a) (b)	80,700	1,455,828
DexCom, Inc. (a) (b)	102,200	837,018

		2,292,846

Health Care Providers & Services—2.8%
Healthways, Inc. (a) (b)	26,700	1,264,779
Psychiatric Solutions, Inc. (b)	47,200	1,711,472
VCA Antech, Inc. (b)	42,700	1,609,363

		4,585,614

Health Care Technology—2.4%
Allscripts Heathcare Solutions, Inc. (a) (b)	89,100	2,270,268
The TriZetto Group, Inc. (b)	89,500	1,732,720

		4,002,988

Hotels, Restaurants & Leisure—8.3%
BJ’s Restaurants, Inc. (a) (b)	48,500	957,390
Chipotle Mexican Grill, Inc. (Class A) (a) (b)	36,000	2,830,680
Gaylord Entertainment Co. (b)	26,600	1,426,824
Orient-Express Hotels, Ltd. (Class A)	45,500	2,429,700
Panera Bread Co. (a) (b)	42,900	1,975,974
Penn National Gaming, Inc. (b)	58,100	3,491,229
Red Lion Hotels Corp. (b)	47,300	607,805

		13,719,602

Insurance—0.6%
National Financial Partners Corp. (a)	20,300	940,093

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—3.3%
Internap Network Services Corp. (a) (b)	132,888	$1,916,245
Limelight Networks, Inc. (a) (b)	7,200	142,416
Marchex, Inc. (a)	154,400	2,519,808
Omniture, Inc. (b)	34,500	790,740

		5,369,209

IT Services—4.5%
BearingPoint, Inc. (a) (b)	170,100	1,243,431
Heartland Payment Systems, Inc. (a)	47,200	1,384,376
RightNow Technologies, Inc. (a) (b)	97,900	1,606,539
Sapient Corp. (b)	418,000	3,231,140

		7,465,486

Life Sciences Tools & Services—2.7%
Parexel International Corp. (b)	64,200	2,700,252
Varian, Inc. (b)	31,000	1,699,730

		4,399,982

Machinery—2.6%
Flowserve Corp.	16,300	1,167,080
Force Protection, Inc. (b)	76,100	1,299,758
The Manitowoc Co., Inc.	21,500	1,728,170

		4,195,008

Media—0.7%
Lions Gate Entertainment Corp. (a) (b)	99,500	1,097,485

Metals & Mining—1.0%
RTI International Metals, Inc. (b)	22,800	1,718,436

Oil, Gas & Consumable Fuels—4.9%
Bill Barrett Corp. (a) (b)	54,600	2,010,918
Denbury Resources, Inc. (a) (b)	50,300	1,886,250
Helix Energy Solutions Group, Inc. (b)	58,600	2,338,726
Mariner Energy, Inc. (b)	77,200	1,872,100

		8,107,994

Pharmaceuticals—3.2%
Adams Respiratory Therapeutics, Inc. (a) (b)	49,900	1,965,561
Cadence Pharmaceuticals, Inc. (a) (b)	52,894	641,604
Impax Laboratories, Inc. (a) (b)	68,900	826,800
Penwest Pharmaceuticals Co. (a) (b)	86,900	1,083,643
The Medicines Co. (a) (b)	42,200	743,564

		5,261,172

Real Estate Investment Trusts—2.8%
CapitalSource, Inc.	14,500	356,555
FelCor Lodging Trust, Inc.	62,300	1,621,669
LaSalle Hotel Properties	26,200	1,137,604
RAIT Investment Trust (a)	59,000	1,535,180

		4,651,008

Road & Rail—0.8%
Knight Transportation, Inc. (a)	67,875	1,315,417

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—11.2%
Atheros Communications, Inc. (a) (b)	64,800	$1,998,432
FormFactor, Inc. (b)	38,400	1,470,720
Hittite Microwave Corp. (b)	25,300	1,081,069
Microsemi Corp. (a) (b)	120,620	2,888,849
Microtune, Inc. (b)	169,300	885,439
NetLogic Microsystems, Inc. (a) (b)	92,500	2,945,200
Power Integrations, Inc. (a) (b)	113,400	2,971,080
Silicon Laboratories, Inc. (b)	64,600	2,235,806
Spreadtrum Communications, Inc. (b)	8,100	117,693
Varian Semiconductor Equipment Associates, Inc. (b)	47,300	1,894,838

		18,489,126

Software—5.1%
Entrust, Inc. (b)	186,400	756,784
MICROS Systems, Inc. (b)	28,600	1,555,840
Nuance Communications, Inc. (a) (b)	104,000	1,739,920
Quest Software, Inc. (a) (b)	137,600	2,227,744
SourceForge, Inc. (a) (b)	189,500	799,690
THQ, Inc. (b)	42,050	1,283,366

		8,363,344

Specialty Retail—4.1%
Big 5 Sporting Goods Corp.	51,900	1,323,450
Christopher & Banks Corp. (a)	64,600	1,107,890
Hibbett Sports, Inc. (b)	51,200	1,401,856
Tractor Supply Co. (a) (b)	31,900	1,660,395
Zumiez, Inc. (a) (b)	33,100	1,250,518

		6,744,109

Thrifts & Mortgage Finance—1.4%
BankUnited Financial Corp. (a) (b)	37,800	758,646
Clayton Holdings, Inc. (b)	127,900	1,456,781

		2,215,427

Total Common Stock (Identified Cost $138,765,486)		160,278,248

Short Term Investments—2.6%
Security Description	Face Amount	Value*

Discount Notes—2.6%
Federal Home Loan Bank 4.800%, 07/02/07	$4,365,000	4,364,418

Total Short Term Investments (Identified Cost $4,364,418)		4,364,418

Total Investments—99.9% (Identified Cost $143,129,904) (c)		164,642,666
Other assets less liabilities		101,167

Total Net Assets—100%		$164,743,833

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $ 41,070,461 and the collateral received consisted of cash in the amount of $ 42,207,186.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $143,129,904 and the composition of unrealized appreciation and depreciation of investment securities was $ 28,197,997 and $(6,685,235), respectively.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$164,642,666
Cash		3,751
Collateral for securities loaned		42,207,186
Receivable for:
Securities sold		483,269
Fund shares sold		164,405
Accrued interest and dividends		79,179

Total Assets		207,580,456
Liabilities
Payable for:
Fund shares redeemed	$152,794
Securities purchased	298,044
Return of collateral for securities loaned	42,207,186
Accrued expenses:
Management fees	121,963
Service and distribution fees	16,060
Other expenses	40,576

Total Liabilities		42,836,623

Net Assets		$164,743,833

Net assets consists of:
Capital paid in		$136,238,784
Undistributed net investment loss		(395,184)
Accumulated net realized gains		7,387,471
Unrealized appreciation on investments		21,512,762

Net Assets		$164,743,833

Computation of offering price:
Class A
Net asset value and redemption price per share ($80,958,076 divided by 7,186,592 shares outstanding)		$11.27

Class B
Net asset value and redemption price per share ($69,608,866 divided by 6,279,087 shares outstanding)		$11.09

Class E
Net asset value and redemption price per share ($14,176,891 divided by 1,269,099 shares outstanding)		$11.17

Identified cost of investments		$143,129,904

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$299,337
Interest		171,025	(a)

		470,362
Expenses
Management fees	$699,176
Service and distribution fees—Class B	85,576
Service and distribution fees—Class E	10,653
Directors’ fees and expenses	11,011
Custodian	18,697
Audit and tax services	15,860
Legal	1,028
Printing	19,420
Insurance	633
Miscellaneous	5,753

Total expenses	867,807
Expense reductions	(2,261)	865,546

Net Investment Loss		(395,184)

Realized and Unrealized Gain
Realized gain on:
Investments—net		7,609,889
Unrealized appreciation on:
Investments—net		8,000,232

Net gain		15,610,121

Net Increase in Net Assets From Operations		$15,214,937

(a)	Includes income on securities loaned of $27,705.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment loss	$(395,184)	$(787,216)
Net realized gain	7,609,889	11,677,868
Unrealized appreciation	8,000,232	201,558

Increase in net assets from operations	15,214,937	11,092,210

From Distributions to Shareholders
Net realized gain
Class A	(5,293,797)	(1,777,360)
Class B	(4,633,068)	(3,557,737)
Class E	(1,001,053)	(727,182)

Total distributions	(10,927,918)	(6,062,279)

Increase in net assets from capital share transactions	20,032,745	26,541,759

Total increase in net assets	24,319,764	31,571,690

Net Assets
Beginning of the period	140,424,069	108,852,379

End of the period	$164,743,833	$140,424,069

Undistributed Net Investment Loss
End of the period	$(395,184)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	2,578,676	$29,039,213	2,626,480	$28,651,135
Reinvestments	482,131	5,293,797	158,977	1,777,360
Redemptions	(767,005)	(8,623,966)	(1,060,508)	(11,295,022)

Net increase	2,293,802	$25,709,044	1,724,949	$19,133,473

Class B
Sales	762,244	$8,440,933	2,812,661	$29,566,546
Reinvestments	428,591	4,633,068	321,967	3,557,737
Redemptions	(1,702,385)	(18,885,031)	(2,329,457)	(24,751,078)

Net increase (decrease)	(511,550)	$(5,811,030)	805,171	$8,373,205

Class E
Sales	138,456	$1,551,871	326,836	$3,527,871
Reinvestments	91,924	1,001,053	65,453	727,182
Redemptions	(217,265)	(2,418,193)	(490,912)	(5,219,972)

Net increase (decrease)	13,115	$134,731	(98,623)	$(964,919)

Increase derived from capital share transactions		$20,032,745		$26,541,759

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.94		$10.43	$10.35	$9.29	$6.41	$8.88

Income From Investment Operations
Net investment loss	(0.04	)(d)	(0.05)	(0.05)	(0.08)	(0.04)	(0.04)
Net realized and unrealized gain (loss) of investments	1.16	(d)	1.11	0.48	1.14	2.92	(2.43)

Total from investment operations	1.12		1.06	0.43	1.06	2.88	(2.47)

Less Distributions
Distributions from net realized capital gains	(0.79)		(0.55)	(0.35)	0.00	0.00	0.00

Total distributions	(0.79)		(0.55)	(0.35)	0.00	0.00	0.00

Net Asset Value, End of Period	$11.27		$10.94	$10.43	$10.35	$9.29	$6.41

Total Return (%)	10.3	(a)	10.0	4.7	11.4	44.9	(27.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	(b)	1.09	1.13	1.15	1.13	1.05
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.99	(b)	1.07	1.11	1.15	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		1.09	1.13	1.15	1.32	1.51
Ratio of net investment loss to average net assets (%)	(0.38	)(b)	(0.45)	(0.52)	(0.80)	(0.68)	(0.60)
Portfolio turnover rate (%)	60	(b)	68	52	50	38	33
Net assets, end of period (000)	$80,958		$53,521	$33,042	$31,892	$25,762	$12,079

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.79		$10.32	$10.27	$9.24	$6.39	$8.88

Income From Investment Operations
Net investment loss	(0.07	)(d)	(0.08)	(0.05)	(0.08)	(0.05)	(0.04)
Net realized and unrealized gain (loss) of investments	1.16	(d)	1.10	0.45	1.11	2.90	(2.45)

Total from investment operations	1.09		1.02	0.40	1.03	2.85	(2.49)

Less Distributions
Distributions from net realized capital gains	(0.79)		(0.55)	(0.35)	0.00	0.00	0.00

Total distributions	(0.79)		(0.55)	(0.35)	0.00	0.00	0.00

Net Asset Value, End of Period	$11.09		$10.79	$10.32	$10.27	$9.24	$6.39

Total Return (%)	10.2	(a)	9.7	4.4	11.1	44.6	(28.0)
Ratio of operating expenses to average net assets before expense reductions (%)	1.24	(b)	1.34	1.38	1.40	1.38	1.30
Ratio of operating expenses to average net assets after expense reductions (%) (c)	1.24	(b)	1.32	1.36	1.40	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		1.34	1.38	1.40	1.57	1.76
Ratio of net investment loss to average net assets (%)	(0.64	)(b)	(0.72)	(0.73)	(1.05)	(0.93)	(0.85)
Portfolio turnover rate (%)	60	(b)	68	52	50	38	33
Net assets, end of period (000)	$69,609		$73,262	$61,746	$34,664	$22,385	$9,403

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.86		$10.37	$10.31	$9.27	$6.41	$8.88

Income From Investment Operations
Net investment loss	(0.06	)(d)	(0.07)	(0.07)	(0.09)	(0.04)	(0.01)
Net realized and unrealized gain (loss) of investments	1.16	(d)	1.11	0.48	1.13	2.90	(2.46)

Total from investment operations	1.10		1.04	0.41	1.04	2.86	(2.47)

Less Distributions
Distributions from net realized capital gains	(0.79)		(0.55)	(0.35)	0.00	0.00	0.00

Total distributions	(0.79)		(0.55)	(0.35)	0.00	0.00	0.00

Net Asset Value, End of Period	$11.17		$10.86	$10.37	$10.31	$9.27	$6.41

Total Return (%)	10.3	(a)	9.9	4.5	11.2	44.6	(27.8)
Ratio of operating expenses to average net assets before expense reductions (%)	1.14	(b)	1.24	1.28	1.30	1.28	1.20
Ratio of operating expenses to average net assets after expense reductions (%) (c)	1.14	(b)	1.22	1.26	1.30	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		1.24	1.28	1.30	1.47	1.66
Ratio of net investment loss to average net assets (%)	(0.54	)(b)	(0.62)	(0.67)	(0.95)	(0.84)	(0.72)
Portfolio turnover rate (%)	60	(b)	68	52	50	38	33
Net assets, end of period (000)	$14,177		$13,641	$14,051	$14,545	$10,029	$2,235

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Franklin Templeton Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Franklin Templeton Small Cap Growth Portfolio had no capital loss carryovers.

MSF-14

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$—	$—	$6,062,279	$3,093,451	$—	$—	$6,062,279	$3,093,451

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$2,615,222	$8,312,322	$13,331,229	$—	$24,258,773

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$55,620,633	$0	$44,969,977

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Franklin Templeton Small Cap Growth	$699,176	0.900%	Of the first $500 million
		0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Franklin Advisors, Inc. is compensated to provide subadvisory services for the Franklin Templeton Small Cap Growth Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold

MSF-16

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc. Harris Oakmark Focused Value Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Harris Oakmark Focused Value Portfolio returned 6.4%, compared to its benchmark, the Russell Midcap Index1, which returned 9.9%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe2, was 11.5% over the same period.

PORTFOLIO REVIEW

The powerful “compression” we’ve discussed for some time in the equity market has had an equal impact in the credit markets. Now with suddenly higher interest rates, continuing distress among some hedge funds and many debt offerings facing tough renegotiations, we believe a change has begun to unfold. The recent turmoil should not surprise anyone familiar with credit cycles, and it reflects a newfound concern for risk following a flood of liquidity into hedge funds, private equity and real estate. At the end of the period, we felt well-prepared for these changes.

At June 30, 2007, the Portfolio held 28 securities across a variety of industries. Over the past six months, we initiated positions in Dell, Hospira, Lennar Corporation, Liberty Capital Group, MDS Inc., Micron Technology, PerkinElmer, Sprint Nextel Corporation, and Virgin Media Inc. We eliminated our positions in Black & Decker, EnCana, Harrah’s Entertainment, Estée Lauder Companies, Liz Claiborne, Molson Coors, PartnerRe Ltd., E.W. Scripps, and Tyco International during the period.

National Semiconductor, Bausch & Lomb, and Intel had the most positive impact on performance during the period. National Semiconductor’s board of directors recently authorized the company to repurchase $2 billion of shares (26% of the equity base) after the company showed improved profitability and sales growth. Bausch & Lomb rose sharply on takeover news. Warburg Pincus initiated a buyout offer, which spurred additional competitive bidding following the latest quarter-end. We had purchased the stock in mid-2006 at depressed prices following the company’s recall of its eye solution product, MoistureLoc. Intel reported better than expected earnings last quarter due to strong microprocessor momentum, improved costs and better than expected pricing. We believe the company’s innovative new products have helped Intel gain market share and reassert its leadership position in the industry.

Timberland, Liz Claiborne, and D.R. Horton had the most negative impact on performance during the period. Disappointing earnings brought a sharp fall in shares of Timberland, maker and retailer of shoes and outdoor wear. Liz Claiborne’s stock declined due to the combined headwinds of retailer consolidation and slowing overall sales, and we eliminated our position during the period. The downturn in the housing market continues to plague home builders like D.R. Horton. The company continued to report satisfactory operating metrics, but weak market conditions have impacted profit margins and forced the company to take asset write-downs.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell Midcap® Index is an unmanaged measure of performance of the 800 smallest companies in the Russell 1000 Index.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP INDEX

Average Annual Returns as of June 30, 2007

	Harris Oakmark Focused Value Portfolio			Russell MidCap Index
	Class A	Class B	Class E
6 Months	6.4%	6.3%	6.3%	9.9%
1 Year	19.2	18.9	19.0	20.8
5 Years	12.5	12.3	12.4	16.4
10 Years	10.4	—	—	11.9
Since Inception	—	11.5	11.5	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 2/20/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
Intel Corp.	6.3%
National Semiconductor Corp.	6.2%
Liberty Media Corp.—Capital (Series A)	5.1%
Bausch & Lomb, Inc.	4.9%
Virgin Media, Inc.	4.8%
Yum! Brands, Inc.	4.6%
PerkinElmer, Inc.	4.6%
McDonald’s Corp.	4.5%
Timberland Co. (Class A)	4.3%
Huntsman Corp.	4.2%

Top Sectors

% of Equity Market Value
Consumer Discretionary	35.4%
Information Technology	24.9%
Health Care	20.2%
Financials	9.5%
Materials	6.9%
Telecommunication Services	3.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Harris Oakmark Focused Value—Class A(a)	Actual	0.74%	$1,000.00	$1,064.20	$3.79
	Hypothetical	0.74%	$1,000.00	$1,021.07	$3.71

Harris Oakmark Focused Value—Class B(a)	Actual	0.99%	$1,000.00	$1,062.90	$5.06
	Hypothetical	0.99%	$1,000.00	$1,019.82	$4.96

Harris Oakmark Focused Value—Class E(a)	Actual	0.89%	$1,000.00	$1,063.40	$4.55
	Hypothetical	0.89%	$1,000.00	$1,020.32	$4.46

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—95.1% of Total Net Assets

Security Description	Shares	Value*

Capital Markets—3.5%
Morgan Stanley	967,000	$81,111,960

Chemicals—6.5%
Huntsman Corp. (a)	4,000,000	97,240,000
International Flavors & Fragrances, Inc.	1,000,000	52,140,000

		149,380,000

Computers & Peripherals—3.5%
Dell, Inc. (a)	2,785,700	79,531,735

Electronic Equipment & Instruments—1.5%
CDW Corp.	400,000	33,988,000

Health Care Equipment & Supplies—7.2%
Bausch & Lomb, Inc. (b)	1,605,200	111,465,088
Hospira, Inc. (a) (b)	1,361,647	53,158,699

		164,623,787

Health Care Providers & Services—4.9%
Omnicare, Inc. (b)	1,600,000	57,696,000
Tenet Healthcare Corp. (a) (b)	8,300,000	54,033,000

		111,729,000

Hotels, Restaurants & Leisure—9.1%
McDonald’s Corp.	2,042,000	103,651,920
Yum! Brands, Inc. (b)	3,224,800	105,515,456

		209,167,376

Household Durables—3.9%
D.R. Horton, Inc. (b)	2,835,600	56,513,508
Lennar Corp. (Class A) (b)	915,800	33,481,648

		89,995,156

Insurance—2.7%
Conseco, Inc. (a) (b)	3,000,000	62,670,000

Life Sciences Tools & Services—7.2%
MDS, Inc. (b)	3,000,000	61,020,000
PerkinElmer, Inc.	4,000,000	104,240,000

		165,260,000

Media—16.3%
Cablevision Systems Corp. (Class A) (a) (b)	2,000,000	72,380,000
Liberty Media Corp.—Capital (Series A) (a)	1,000,000	117,680,000

Security Description	Shares	Value*

Media—(Continued)
Time Warner, Inc.	3,455,200	$72,697,408
Virgin Media, Inc. (b)	4,500,000	109,665,000

		372,422,408

Semiconductors & Semiconductor Equipment—18.7%
Intel Corp.	6,100,000	144,936,000
International Rectifier Corp. (a) (b)	1,584,100	59,023,566
Micron Technology, Inc. (a) (b)	6,500,000	81,445,000
National Semiconductor Corp. (b)	5,000,000	141,350,000

		426,754,566

Textiles, Apparel & Luxury Goods—4.3%
Timberland Co. (Class A) (b)	3,900,000	98,241,000

Thrifts & Mortgage Finance—2.8%
Sovereign Bancorp, Inc. (b)	2,000,000	42,280,000
Washington Mutual, Inc. (b)	500,000	21,320,000

		63,600,000

Wireless Telecommunication Services—3.0%
Sprint Nextel Corp.	3,288,300	68,100,693

Total Common Stock (Identified Cost $1,858,955,654)		2,176,575,681

Short Term Investments —5.5%
Security Description	Face Amount	Value*

Repurchase Agreement—5.5%
State Street Repurchase Agreement dated 06/29/07 at 2.50% to be repurchased at $126,862,427 on 07/02/07, collateralized by $100,870,000 U.S. Treasury Bond 8.00% due 11/15/21 with a value of $129,365,775; and by $10,000 U.S. Treasury Bond 6.25% due 08/15/23 with a value of $11,275.	$126,836,000	126,836,000

Total Short Term Investments (Identified Cost $126,836,000)		126,836,000

Total Investments—100.6% (Identified Cost $1,985,791,654) (c)		2,303,411,681
Liabilities in excess of other assets		(14,779,711)

Total Net Assets—100%		$2,288,631,970

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $327,408,168 and the collateral received consisted of cash in the amount of $301,052,827 and securities with a market value of $ 36,538,846.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $1,985,791,654 and the composition of unrealized appreciation and depreciation of investment securities was $378,557,240 and $(60,937,213), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$2,303,411,681
Cash		885
Collateral for securities loaned		337,591,673
Receivable for:
Fund shares sold		1,609,019
Accrued interest and dividends		647,615

Total Assets		2,643,260,873
Liabilities
Payable for:
Fund shares redeemed	$2,976,656
Securities purchased	12,250,916
Return of collateral for securities loaned	337,591,673
Accrued expenses:
Management fees	1,334,627
Service and distribution fees	171,534
Deferred directors’ fees	26,800
Other expenses	276,697

Total Liabilities		354,628,903

Net Assets		$2,288,631,970

Net assets consists of:
Capital paid in		$1,819,662,776
Undistributed net investment income		1,540,720
Accumulated net realized gains		149,808,447
Unrealized appreciation on investments		317,620,027

Net Assets		$2,288,631,970

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,354,100,953 divided by 5,401,815 shares outstanding)		$250.68

Class B
Net asset value and redemption price per share ($668,095,128 divided by 2,724,855 shares outstanding)		$245.19

Class E
Net asset value and redemption price per share ($266,435,889 divided by 1,075,282 shares outstanding)		$247.78

Identified cost of investments		$1,985,791,654

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$9,379,498
Interest		1,390,459	(a)

		10,769,957
Expenses
Management fees	$7,887,039
Service and distribution fees—Class B	820,147
Service and distribution fees—Class E	200,393
Directors’ fees and expenses	12,629
Custodian	72,918
Audit and tax services	15,860
Legal	13,172
Printing	240,740
Insurance	10,079
Miscellaneous	15,564

Total expenses	9,288,541
Expense reductions	(32,862)
Management fee waivers	(150,635)	9,105,044

Net Investment Income		1,664,913

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		149,968,727
Unrealized depreciation on:
Investments—net		(14,007,736)

Net gain		135,960,991

Net Increase in Net Assets From Operations		$137,625,904

(a)	Includes income on securities loaned of $62,751.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$1,664,913	$10,146,408
Net realized gain	149,968,727	266,743,318
Unrealized depreciation	(14,007,736)	(37,862,467)

Increase in net assets from operations	137,625,904	239,027,259

From Distributions to Shareholders
Net investment income
Class A	(6,924,948)	(3,223,554)
Class B	(2,104,620)	(577,292)
Class E	(1,101,719)	(480,243)

	(10,131,287)	(4,281,089)

Net realized gain
Class A	(152,693,942)	(99,464,113)
Class B	(81,495,708)	(61,092,741)
Class E	(32,760,337)	(27,150,150)

	(266,949,987)	(187,707,004)

Total distributions	(277,081,274)	(191,988,093)

Increase in net assets from capital share transactions	257,517,865	195,435,838

Total increase in net assets	118,062,495	242,475,004

Net Assets
Beginning of the period	2,170,569,475	1,928,094,471

End of the period	$2,288,631,970	$2,170,569,475

Undistributed Net Investment Income
End of the period	$1,540,720	$10,007,094

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	709,664	$184,648,300	1,241,146	$315,875,278
Reinvestments	658,195	159,618,890	417,633	102,687,667
Redemptions	(536,159)	(141,535,008)	(952,674)	(243,985,721)

Net increase	831,700	$202,732,182	706,105	$174,577,224

Class B
Sales	187,654	$48,044,903	508,057	$127,861,002
Reinvestments	352,283	83,600,328	255,585	61,670,033
Redemptions	(337,524)	(85,807,324)	(596,683)	(149,277,177)

Net increase	202,413	$45,837,907	166,959	$40,253,858

Class E
Sales	29,820	$7,755,869	72,438	$18,537,553
Reinvestments	141,221	33,862,056	113,481	27,630,393
Redemptions	(127,680)	(32,670,149)	(259,395)	(65,563,190)

Net increase (decrease)	43,361	$8,947,776	(73,476)	$(19,395,244)

Increase derived from capital share transactions		$257,517,865		$195,435,838

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$269.23		$265.37	$243.86	$224.26	$169.33	$186.12

Income From Investment Operations
Net investment income	0.63	(d)	1.41	0.78	0.23	0.24	0.27
Net realized and unrealized gain (loss) of investments	15.52	(d)	28.89	23.48	21.85	54.97	(16.70)

Total from investment operations	16.15		30.30	24.26	22.08	55.21	(16.43)

Less Distributions
Distributions from net investment income	(1.51)		(0.83)	(0.11)	(0.10)	(0.28)	(0.36)
Distributions from net realized capital gains	(33.19)		(25.61)	(2.64)	(2.38)	0.00	0.00

Total distributions	(34.70)		(26.44)	(2.75)	(2.48)	(0.28)	(0.36)

Net Asset Value, End of Period	$250.68		$269.23	$265.37	$243.86	$224.26	$169.33

Total Return (%)	6.4	(a)	12.5	10.0	9.9	32.7	(8.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	(b)	0.78	0.77	0.78	0.80	0.82
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.74	(b)	0.78	0.77	0.78	0.78	0.82
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.75	(b)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.24	(b)	0.60	0.35	0.15	0.14	0.22
Portfolio turnover rate (%)	73	(b)	50	25	16	16	11
Net assets, end of period (000)	$1,354,101		$1,230,429	$1,024,615	$809,906	$614,742	$438,359

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$263.76		$260.34	$239.96	$221.17	$167.26	$184.25

Income From Investment Operations
Net investment income (loss)	0.00	(d)	0.91	0.22	(0.24)	0.01	0.16
Net realized and unrealized gain (loss) of investments	15.48	(d)	28.36	22.80	21.41	54.02	(16.83)

Total from investment operations	15.48		29.27	23.02	21.17	54.03	(16.67)

Less Distributions
Distributions from net investment income	(0.86)		(0.24)	0.00	0.00	(0.12)	(0.32)
Distributions from net realized capital gains	(33.19)		(25.61)	(2.64)	(2.38)	0.00	0.00

Total distributions	(34.05)		(25.85)	(2.64)	(2.38)	(0.12)	(0.32)

Net Asset Value, End of Period	$245.19		$263.76	$260.34	$239.96	$221.17	$167.26

Total Return (%)	6.3	(a)	12.2	9.7	9.7	32.3	(9.1)
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	(b)	1.03	1.02	1.03	1.05	1.07
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.99	(b)	1.03	1.02	1.03	1.03	1.07
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	1.00	(b)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.00	(b)	0.35	0.10	(0.09)	(0.13)	(0.06)
Portfolio turnover rate (%)	73	(b)	50	25	16	16	11
Net assets, end of period (000)	$668,095		$665,313	$613,215	$578,991	$540,656	$140,273

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$266.33		$262.59	$241.77	$222.60	$168.22	$185.17

Income From Investment Operations
Net investment income	0.26	(d)	1.21	0.49	0.04	0.07	0.25
Net realized and unrealized gain (loss) of investments	15.50	(d)	28.59	22.97	21.51	54.47	(16.85)

Total from investment operations	15.76		29.80	23.46	21.55	54.54	(16.60)

Less Distributions
Distributions from net investment income	(1.12)		(0.45)	0.00	0.00	(0.16)	(0.35)
Distributions from net realized capital gains	(33.19)		(25.61)	(2.64)	(2.38)	0.00	0.00

Total distributions	(34.31)		(26.06)	(2.64)	(2.38)	(0.16)	(0.35)

Net Asset Value, End of Period	$247.78		$266.33	$262.59	$241.77	$222.60	$168.22

Total Return (%)	6.3	(a)	12.3	9.8	9.8	32.5	(9.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	(b)	0.93	0.92	0.93	0.95	0.97
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.89	(b)	0.93	0.92	0.93	0.93	0.97
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.90	(b)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.10	(b)	0.44	0.19	0.00	(0.03)	0.05
Portfolio turnover rate (%)	73	(b)	50	25	16	16	11
Net assets, end of period (000)	$266,436		$274,828	$290,264	$280,856	$204,755	$74,818

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Harris Oakmark Focused Value Portfolio (the “Portfolio”) is a non-diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-10

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the

MSF-11

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$7,475,862	$663,862	$184,512,231	$17,918,250	$—	$—	$191,988,093	$18,582,112

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$10,094,371	$266,733,167	$331,627,763	$—	$608,455,301

MSF-12

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$765,196,236	$0	$831,592,211

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Harris Oakmark Focused Value	$7,887,039	0.750%	Of the first $1 billion
		0.700%	Of the next $1.5 billion
		0.675%	Of the next $2.5 billion
		0.650%	On amounts in excess of $5 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Management Fee Waivers:

Effective January 1, 2007, a new subadvisory fee schedule was adopted for the Portfolio, under which the subadvisory fee for the Portfolio is calculated based on the combined average daily net assets for the Portfolio and the Harris Oakmark Large Cap Value Portfolio (collectively, the “Harris Portfolios”). In connection with this change in the subadvisory fee schedule, MetLife Advisers has agreed, pursuant to an expense agreement effective January 1, 2007, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio by the following amount: the difference between (i) the subadvisory fee that MetLife Advisers actually pays Harris Associates, L.P. with respect to such class of the Portfolio; and (ii) the subadvisory fee that MetLife Advisers would pay Harris Associates, L.P. with respect to such class of the Portfolio after applying the new subadvisory fee schedule for the Portfolio that took effect January 1, 2007 but without combining the assets of the Harris Portfolios for purposes of calculating such fee. Because this fee waiver is voluntary, and not contractual, it may be discontinued by MetLife Advisers at any time.

Amounts waived for the six months ended June 30, 2007 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their

MSF-13

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc. Harris Oakmark Large Cap Value Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Harris Oakmark Large Cap Value Portfolio returned 5.5%, compared to its benchmark, the Russell 1000 Value Index1, which returned 6.2%. The average return of its peer group, the Lipper Variable Insurance Products Large Cap Value Funds Universe2, was 7.0% over the same period.

PORTFOLIO REVIEW

The powerful “compression” we’ve discussed for some time in the equity market has had an equal impact in the credit markets. Now with suddenly higher interest rates, continuing distress among some hedge funds and many debt offerings facing tough renegotiations, we believe a change has begun to unfold. The recent turmoil should not surprise anyone familiar with credit cycles, and it reflects a newfound concern for risk following a flood of liquidity into hedge funds, private equity and real estate. At the end of the period, we felt well-prepared for these changes.

At June 30, 2007, the portfolio held 53 securities across a variety of industries. Over the past six months, we initiated positions in Best Buy, Capital One Financial, FedEx, and Sprint Nextel. We eliminated our positions in Comcast, EchoStar Communications, First Data, Gannett, and Mattel during the period.

Texas Instruments, Baxter International, and Bristol-Myers Squibb had the most positive impact on performance during the period. Texas Instruments’ stock rose during the second quarter as the company’s high performance analog segment performed well. Baxter International reported excellent fourth quarter 2006 results. The company’s businesses performed well, and management has significantly boosted its R&D spending. Bristol-Myers Squibb also performed well. The company won a court decision upholding the validity and enforceability of its most important patent, Plavix.

Pulte Homes, Harley-Davidson, and Washington Mutual had the most negative impact on performance during the period. Pulte has been hurt by the continued weakness in the U.S. housing market. The firm has continued to focus on maintaining a healthy balance sheet and adjusting house and land inventory levels to match weak demand. We believe Pulte will manage this slowdown effectively. The firm has already announced a restructuring plan that will reduce its workforce by another 16%. Harley-Davidson’s shares fell amid concerns that consumers will cut back on discretionary spending. Harley also lost output during a strike at one of its manufacturing plants. Washington Mutual’s shares were negatively affected by distress in the sub-prime mortgage market.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of June 30, 2007

	Harris Oakmark Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
6 Months	5.5%	5.3%	5.4%	6.2%
1 Year	20.5	20.3	20.5	21.9
5 Years	9.1	—	8.9	13.3
Since Inception	6.9	10.5	7.2	8.4

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
McDonald’s Corp.	3.4%
Yum! Brands, Inc.	2.9%
Washington Mutual, Inc.	2.8%
Texas Instruments, Inc.	2.7%
Intel Corp.	2.7%
Time Warner, Inc.	2.6%
Viacom, Inc. (Class B)	2.4%
InBev NV	2.4%
Bristol-Myers Squibb Co.	2.3%
Raytheon Co.	2.2%

Top Sectors

% of Equity Market Value
Consumer Discretionary	36.2%
Financials	14.1%
Information Technology	13.6%
Consumer Staples	13.3%
Health Care	10.6%
Industrials	8.7%
Telecommunication Services	1.9%
Energy	1.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Harris Oakmark Large Cap Value—Class A(a)	Actual	0.75%	$1,000.00	$1,054.50	$3.82
	Hypothetical	0.75%	$1,000.00	$1,021.02	$3.76

Harris Oakmark Large Cap Value—Class B(a)	Actual	1.00%	$1,000.00	$1,053.10	$5.09
	Hypothetical	1.00%	$1,000.00	$1,019.77	$5.01

Harris Oakmark Large Cap Value—Class E(a)	Actual	0.90%	$1,000.00	$1,054.10	$4.58
	Hypothetical	0.90%	$1,000.00	$1,020.27	$4.51

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—95.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.0%
Honeywell International, Inc.	206,250	$11,607,750
Raytheon Co.	266,000	14,334,740

		25,942,490

Air Freight & Logistics—1.4%
FedEx Corp.	80,800	8,966,376

Automobiles—2.0%
Harley-Davidson, Inc.	217,100	12,941,331

Beverages—7.3%
Anheuser-Busch Cos., Inc.	244,300	12,742,688
Diageo, Plc. (ADR)	138,000	11,496,780
InBev NV (EUR)	198,100	15,669,323
The Coca-Cola Co.	151,900	7,945,889

		47,854,680

Building Products—1.6%
Masco Corp.	372,800	10,613,616

Capital Markets—1.3%
The Bank of New York Co., Inc.	211,700	8,772,848

Commercial Banks—1.9%
U.S. Bancorp	374,600	12,343,070

Computers & Peripherals—5.1%
Dell, Inc. (a)	434,300	12,399,265
Hewlett-Packard Co.	317,600	14,171,312
Sun Microsystems, Inc. (a)	1,332,100	7,006,846

		33,577,423

Consumer Finance—0.9%
Capital One Financial Corp.	76,000	5,961,440

Diversified Consumer Services—1.6%
H&R Block, Inc.	447,000	10,446,390

Diversified Financial Services—4.2%
Citigroup, Inc.	260,600	13,366,174
JPMorgan Chase & Co.	293,100	14,200,695

		27,566,869

Food & Staples Retailing—2.0%
Wal-Mart Stores, Inc.	271,400	13,057,054

Food Products—3.5%
General Mills, Inc.	190,600	11,134,852
H.J. Heinz Co.	244,250	11,594,547

		22,729,399

Health Care Equipment & Supplies—3.7%
Baxter International, Inc.	249,000	14,028,660
Medtronic, Inc.	200,800	10,413,488

		24,442,148

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—6.3%
McDonald’s Corp.	439,700	$22,319,172
Yum! Brands, Inc.	591,400	19,350,608

		41,669,780

Household Durables—5.2%
Black & Decker Corp.	152,000	13,423,120
Fortune Brands, Inc.	152,000	12,520,240
Pulte Homes, Inc.	380,000	8,531,000

		34,474,360

Industrial Conglomerates—1.4%
Tyco International, Ltd.	277,700	9,383,483

Insurance—1.5%
Aflac, Inc.	191,800	9,858,520

Internet & Catalog Retail—1.4%
Liberty Media Corp.—Interactive (Class A) (a)	401,725	8,970,519

IT Services—0.9%
The Western Union Co.	279,600	5,824,068

Media—9.9%
Discovery Holding Co. (Class A) (a)	129,100	2,968,009
Liberty Media Corp.—Capital (Series A) (a)	108,545	12,773,576
The DIRECTV Group, Inc. (a)	179,172	4,140,665
The Walt Disney Co.	358,300	12,232,362
Time Warner, Inc.	808,600	17,012,944
Viacom, Inc. (Class B) (a)	383,000	15,944,290

		65,071,846

Multiline Retail—2.2%
Kohl’s Corp. (a)	200,800	14,262,824

Office Electronics—1.6%
Xerox Corp.	572,500	10,579,800

Oil, Gas & Consumable Fuels—1.6%
ConocoPhillips	130,287	10,227,530

Pharmaceuticals—6.5%
Abbott Laboratories	248,300	13,296,465
Bristol-Myers Squibb Co.	488,600	15,420,216
Schering-Plough Corp.	450,000	13,698,000

		42,414,681

Semiconductors & Semiconductor Equipment—5.4%
Intel Corp.	733,000	17,416,080
Texas Instruments, Inc.	477,700	17,975,851

		35,391,931

Specialty Retail—6.0%
Best Buy Co., Inc.	206,600	9,642,022
Limited Brands, Inc.	430,200	11,808,990
The Gap, Inc.	224,100	4,280,310

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—(Continued)
The Home Depot, Inc.	345,400	$13,591,490

		39,322,812

Thrifts & Mortgage Finance—3.7%
MGIC Investment Corp.	98,600	5,606,396
Washington Mutual, Inc.	438,300	18,689,112

		24,295,508

Wireless Telecommunication Services—1.8%
Sprint Nextel Corp.	586,600	12,148,486

Total Common Stock (Identified Cost $468,637,362)		629,111,282

Short Term Investments—3.5%
Security Description	Face Amout	Value*

Repurchase Agreement—3.5%
State Street Repurchase Agreement dated 06/29/07 at 1.70% to be repurchased at $23,131,276 on 07/02/07, collateralized by $21,130,000 U.S. Treasury Bond 6.25% due 08/15/23 with a value of $23,824,075.	$23,128,000	$23,128,000

Total Short Term Investments (Identified Cost $23,128,000)		23,128,000

Total Investments—99.4% (Identified Cost $491,765,362) (b)		652,239,282
Other assets less liabilities		4,143,827

Total Net Assets—100%		$656,383,109

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $491,765,362 and the composition of unrealized appreciation and depreciation of investment securities was $164,629,965 and $(4,156,045), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)—	Euro

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$652,239,282
Cash		516
Receivable for:
Securities sold		6,248,869
Fund shares sold		415,993
Accrued interest and dividends		515,056
Foreign taxes		12,855

Total Assets		659,432,571
Liabilities
Payable for:
Fund shares redeemed	$971,388
Securities purchased	1,519,788
Accrued expenses:
Management fees	386,166
Service and distribution fees	52,313
Other expenses	119,807

Total Liabilities		3,049,462

Net Assets		$656,383,109

Net assets consists of:
Capital paid in		$459,165,849
Undistributed net investment income		2,889,933
Accumulated net realized gains		33,852,382
Unrealized appreciation on investments and foreign currency		160,474,945

Net Assets		$656,383,109

Computation of offering price:
Class A
Net asset value and redemption price per share ($351,639,520 divided by 22,494,676 shares outstanding)		$15.63

Class B
Net asset value and redemption price per share ($172,201,078 divided by 11,065,469 shares outstanding)		$15.56

Class E
Net asset value and redemption price per share ($132,542,511 divided by 8,509,321 shares outstanding)		$15.58

Identified cost of investments		$491,765,362

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$5,456,057	(a)
Interest		495,426

		5,951,483
Expenses
Management fees	$2,560,264
Service and distribution fees—Class B	203,928
Service and distribution fees—Class E	100,456
Directors’ fees and expenses	11,011
Custodian	33,902
Audit and tax services	15,860
Legal	4,668
Printing	91,883
Insurance	3,138
Miscellaneous	8,661

Total expenses	3,033,771
Expense reductions	(4,128)
Management fee waivers	(49,490)	2,980,153

Net Investment Income		2,971,330

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	34,061,970
Foreign currency transactions—net	(1,794)	34,060,176

Unrealized appreciation on:
Investments—net	3,698,281
Foreign currency transactions—net	308	3,698,589

Net gain		37,758,765

Net Increase in Net Assets From Operations		$40,730,095

(a)	Net of foreign taxes of $29,194.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$2,971,330	$5,337,455
Net realized gain	34,060,176	22,785,696
Unrealized appreciation	3,698,589	79,532,999

Increase in net assets from operations	40,730,095	107,656,150

From Distributions to Shareholders
Net investment income
Class A	(3,589,303)	(2,908,650)
Class B	(913,050)	(650,225)
Class E	(861,644)	(857,581)

	(5,363,997)	(4,416,456)

Net realized gain
Class A	(12,547,728)	0
Class B	(4,490,931)	0
Class E	(3,608,668)	0

	(20,647,327)	0

Total distributions	(26,011,324)	(4,416,456)

Increase (decrease) in net assets from capital share transactions	(76,352,903)	13,117,750

Total increase (decrease) in net assets	(61,634,132)	116,357,444

Net Assets
Beginning of the period	718,017,241	601,659,797

End of the period	$656,383,109	$718,017,241

Undistributed Net Investment Income
End of the period	$2,889,933	$5,282,600

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	3,863,134	$59,995,710	8,376,893	$116,488,433
Reinvestments	1,037,084	16,137,031	214,502	2,908,650
Redemptions	(10,317,497)	(161,685,567)	(7,853,759)	(108,053,619)

Net increase (decrease)	(5,417,279)	$(85,552,826)	737,636	$11,343,464

Class B
Sales	1,481,877	$22,983,924	3,398,940	$46,799,383
Reinvestments	348,644	5,403,981	48,094	650,225
Redemptions	(878,610)	(13,623,894)	(1,644,391)	(22,600,352)

Net increase	951,911	$14,764,011	1,802,643	$24,849,256

Class E
Sales	357,859	$5,550,584	719,505	$9,911,834
Reinvestments	288,221	4,470,312	63,431	857,581
Redemptions	(1,003,555)	(15,584,984)	(2,480,095)	(33,844,385)

Net decrease	(357,475)	$(5,564,088)	(1,697,159)	$(23,074,970)

Increase (decrease) derived from capital share transactions		$(76,352,903)		$13,117,750

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.34		$13.09	$13.37	$12.06	$9.61	$11.56

Income From Investment Operations
Net investment income	0.15	(e)	0.12	0.11	0.10	0.07	0.06
Net realized and unrealized gain (loss) of investments	0.68	(e)	2.24	(0.30)	1.27	2.38	(1.66)

Total from investment operations	0.83		2.36	(0.19)	1.37	2.45	(1.60)

Less Distributions
Distributions from net investment income	(0.12)		(0.11)	(0.09)	(0.06)	0.00	(0.09)
Distributions from net realized capital gains	(0.42)		0.00	0.00	0.00	0.00	(0.16)
Distributions in excess of net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.10)

Total distributions	(0.54)		(0.11)	(0.09)	(0.06)	0.00	(0.35)

Net Asset Value, End of Period	$15.63		$15.34	$13.09	$13.37	$12.06	$9.61

Total Return (%)	5.5	(b)	18.1	(1.4)	11.4	25.5	(14.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	(c)	0.79	0.78	0.79	0.83	0.83
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.75	(c)	0.79	0.78	0.78	0.81	0.82
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.76	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.93	(c)	0.93	0.86	0.80	0.70	0.68
Portfolio turnover rate (%)	21	(c)	14	13	16	13	30
Net assets, end of period (000)	$351,640		$428,203	$355,707	$341,632	$296,728	$228,544

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$15.26		$13.02	$13.31	$12.01	$9.59	$9.96

Income From Investment Operations
Net investment income	0.10	(e)	0.09	0.06	0.05	0.02	0.01
Net realized and unrealized gain (loss) of investments	0.71	(e)	2.22	(0.28)	1.29	2.40	(0.38)

Total from investment operations	0.81		2.31	(0.22)	1.34	2.42	(0.37)

Less Distributions
Distributions from net investment income	(0.09)		(0.07)	(0.07)	(0.04)	0.00	0.00
Distributions from net realized capital gains	(0.42)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.51)		(0.07)	(0.07)	(0.04)	0.00	0.00

Net Asset Value, End of Period	$15.56		$15.26	$13.02	$13.31	$12.01	$9.59

Total Return (%)	5.3	(b)	17.8	(1.7)	11.2	25.2	(3.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	(c)	1.04	1.03	1.04	1.08	1.08	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.00	(c)	1.04	1.03	1.03	1.06	1.07	(c)
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	1.01	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.65	(c)	0.68	0.66	1.07	0.55	0.61	(c)
Portfolio turnover rate (%)	21	(c)	14	13	16	13	30
Net assets, end of period (000)	$172,201		$154,330	$108,214	$43,136	$1,138	$9

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.28		$13.04	$13.32	$12.02	$9.59	$11.55

Income From Investment Operations
Net investment income	0.12	(e)	0.12	0.09	0.07	0.04	0.09
Net realized and unrealized gain (loss) of investments	0.70	(e)	2.21	(0.30)	1.28	2.39	(1.71)

Total from investment operations	0.82		2.33	(0.21)	1.35	2.43	(1.62)

Less Distributions
Distributions from net investment income	(0.10)		(0.09)	(0.07)	(0.05)	0.00	(0.08)
Distributions from net realized capital gains	(0.42)		0.00	0.00	0.00	0.00	(0.16)
Distributions in excess of net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.10)

Total distributions	(0.52)		(0.09)	(0.07)	(0.05)	0.00	(0.34)

Net Asset Value, End of Period	$15.58		$15.28	$13.04	$13.32	$12.02	$9.59

Total Return (%)	5.4	(b)	17.9	(1.5)	11.3	25.3	(14.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	(c)	0.94	0.93	0.94	0.98	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.90	(c)	0.94	0.93	0.93	0.96	0.97
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.91	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.75	(c)	0.77	0.70	0.68	0.60	0.67
Portfolio turnover rate (%)	21	(c)	14	13	16	13	30
Net assets, end of period (000)	$132,543		$135,484	$137,739	$147,376	$99,196	$24,936

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Harris Oakmark Large Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the

MSF-12

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$4,416,456	$3,500,576	$—	$—	$—	$—	$4,416,456	$3,500,576

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$5,282,600	$20,574,123	$156,641,766	$—	$182,498,489

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$68,422,451	$0	$129,761,188

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Harris Oakmark Large Cap Value	$2,560,264	0.750%	Of the first $250 million
		0.700%	Of the next $2.25 billion
		0.675%	Of the next $2.5 billion
		0.650%	On amounts in excess of $5 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-14

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Management Fee Waivers:

Effective January 1, 2007, a new subadvisory fee schedule was adopted for the Portfolio, under which the subadvisory fee for the Portfolio is calculated based on the combined average daily net assets for the Portfolio and the Harris Oakmark Focused Value Portfolio (collectively, the “Harris Portfolios”). In connection with this change in the subadvisory fee schedule, MetLife Advisers has agreed, pursuant to an expense agreement effective January 1, 2007, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio by the following amount: the difference between (i) the subadvisory fee that MetLife Advisers actually pays Harris Associates, L.P. with respect to such class of the Portfolio; and (ii) the subadvisory fee that MetLife Advisers would pay Harris Associates, L.P. with respect to such class of the Portfolio after applying the new subadvisory fee schedule for the Portfolio that took effect January 1, 2007 but without combining the assets of the Harris Portfolios for purposes of calculating such fee. Because this fee waiver is voluntary, and not contractual, it may be discontinued by MetLife Advisers at any time.

Amounts waived for the six months ended June 30, 2007 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc. Jennison Growth Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Jennison Growth Portfolio returned 4.9%, compared to its benchmark, the Russell 1000 Growth Index1, which returned 8.1%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 7.4% over the same period.

PORTFOLIO REVIEW

Two competing views of the economy vied for dominance as 2007 began. One camp asserted that with energy prices receding and inflation in check, the Fed would soon begin to lower the fed funds rate to reinvigorate economic growth that had slowed to an anemic pace. The rival view held that economic expansion, although slowing, remained solid and that the still very real threat of inflation precluded any near-term loosening of monetary policy.

Gross domestic product growth in the first quarter slowed to 0.7%, while year-over-year growth came in at 1.9%, the lowest rate in four years. GDP growth rebounded in the second quarter to a solid, roughly 3% real rate, with employment growth, manufacturing output, consumer spending and business investment all contributing to the acceleration.

Energy prices, which spiked during the final weeks of March, persisted into the second quarter, with oil closing within about 10% of last July’s $80-per-barrel high, raising concerns that gasoline prices could erode consumer spending in other areas.

The residential real estate market faced an ongoing correction, as prices and turnover continued to moderate. Capital markets volatility during the first quarter reflected the problem, as concerns about the subprime mortgage market grew. Into the second quarter, the fallout appeared to have been more or less contained.

Corporate earnings growth persisted as S&P 500 Index profits in the first quarter grew at an annualized rate of 8.7% to record levels – below the double-digit growth rates of the past 17 quarters but above consensus estimates on continued revenue growth and profit margin expansion.

Credit and equity markets moved in opposite directions during the second quarter. Yields on longer-duration government bonds broke decisively above 5% as the quarter drew to a close. This credit-market correction coincided with advancing stock prices.

The Federal Open Market Committee (the “Fed”) maintained a steady course, holding the federal funds rate at 5.25%. With core Personal Consumption Expenditure inflation still hovering slightly above the Federal Reserve’s 1%-2% comfort zone, the view held by many at the beginning of the year that the Fed would reverse course and start lowering interest rates all but evaporated.

The Portfolio’s return in the first six months of 2007 fell short of the return of the Russell 1000 Growth Index. The benchmark’s greatest absolute returns came in the energy, materials, utilities and telecommunication services sectors; returns in the consumer sectors, financials and health care were comparatively modest. The Portfolio’s greatest absolute returns were generated in materials, energy and telecommunication services, while financials and consumer holdings lost ground.

The single greatest contributor to positive relative performance was stock selection in health care, where Alcon, Gilead Sciences, St. Jude Medical, and Abbott Laboratories posted double-digit gains. Optical care leader Alcon’s long-term story centers on a premium intraocular lens opportunity, geographic expansion in pharmaceuticals and organic operating leverage, while Gilead’s strong franchise in AIDS therapeutics and its Tamiflu royalty stream are funding the development of early pipeline products. Momentum in St. Jude’s new growth platforms, particularly atrial fibrillation and neuromodulation, has been strong, and the company is benefiting from the recovering implantable cardioverter defibrillator (ICD) market. We continued to like Abbott’s stent business and the prospects for expanded indications for Humira, the company’s rheumatoid arthritis treatment. Stock selection also worked well in materials, where Monsanto advanced on higher corn prices, market share gains and expanded margins from stacked traits.

Underexposure to the energy sector hurt relative performance. Portfolio holding Schlumberger nevertheless outperformed as energy companies, using cash earned from higher commodity prices, invested in equipment refittings and services.

Information technology holdings, although lagging the benchmark’s technology sector returns modestly, posted strong absolute returns. Apple and Research in Motion were noteworthy contributors, while SAP and Marvell Technology hurt returns. Apple’s growth has been driven by the strength of iPod sales and a resurgence in Macintosh computer sales. Introduction of the iPhone at the end of June gave Apple shares an additional boost. BlackBerry maker Research in Motion saw accelerated subscriber growth, especially in international markets, expanding operating margins and product upgrades. The shares of SAP, a global enterprise software company, declined on lower-than-projected license sales, a gauge of future fees from maintenance and consulting.

Stock selection in the consumer discretionary sector was the chief detractor from the Portfolio’s performance relative to the benchmark, as solid advances in Nike and Coach only partially offset declines in Starbucks and International Game Technology. Luxury accessories maker Coach continued to deliver consistent, above-average earnings growth, while Nike benefited from product and geographic diversification, a strong balance sheet and healthy cash flow. A slowdown in comparable-store sales has raised doubts that Starbucks can continue to drive earnings per share growth above its 20%-25% long-term targets, but slot machine leader International Game Technology has an extensive game library, significant intellectual property and solid ongoing game development that we believe positions it well for global gaming expansion and product cycle turns.

In financials, declines in NYSE Euronext and Lazard took a toll. NYSE dropped on concerns about potential future acquisition activity and continued softness in cash equities trading (although this accounted for less than 15% of the company’s total revenue). NYSE’s recently completed merger with Euronext, which operates several European exchanges, gave the combined entity unprecedented scale and global presence, as well as exposure to a lucrative derivatives stream. Merger and acquisition activity fueled Lazard’s strong results. At the same time, the company’s asset management business has seen greater flows due to improved performance and investments in distribution.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of June 30, 2007

	Jennison Growth Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
6 Months	4.9%	4.7%	4.8%	8.1%
1 Year	14.9	14.6	14.7	19.0
5 Years	8.4	8.1	—	9.3
Since Inception	5.9	5.6	13.1	6.4

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
Google, Inc.	4.9%
Gilead Sciences, Inc.	3.3%
The Walt Disney Co.	3.1%
PepsiCo, Inc.	3.0%
Adobe Systems, Inc.	3.0%
Cisco Systems, Inc.	2.8%
Apple, Inc.	2.8%
General Electric Co.	2.6%
Qualcomm, Inc.	2.6%
Roche Holding AG (ADR)	2.6%

Top Sectors

% of Total Net Assets
Information Technology	29.9%
Health Care	22.1%
Consumer Discretionary	14.7%
Financials	11.8%
Industrials	7.3%
Consumer Staples	6.9%
Energy	2.4%
Materials	1.9%
Cash/Other	1.9%
Telecommunication Services	1.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Jennison Growth—Class A	Actual	0.67%	$1,000.00	$1,048.70	$3.40
	Hypothetical	0.67%	$1,000.00	$1,021.43	$3.36

Jennison Growth—Class B	Actual	0.92%	$1,000.00	$1,047.20	$4.67
	Hypothetical	0.92%	$1,000.00	$1,020.17	$4.61

Jennison Growth—Class E	Actual	0.82%	$1,000.00	$1,048.10	$4.16
	Hypothetical	0.82%	$1,000.00	$1,020.67	$4.11

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—98.1% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.3%
Boeing Co.	270,600	$26,020,896
United Technologies Corp.	339,300	24,066,549

		50,087,445

Beverages—2.9%
PepsiCo, Inc.	534,500	34,662,325

Biotechnology—5.1%
Genentech, Inc. (a)	283,600	21,457,176
Gilead Sciences, Inc. (a)	987,400	38,281,498

		59,738,674

Capital Markets—6.1%
Lazard, Ltd.	251,000	11,302,530
The Charles Schwab Corp.	951,500	19,524,780
The Goldman Sachs Group, Inc.	91,300	19,789,275
UBS AG	357,900	21,477,579

		72,094,164

Chemicals—1.9%
Monsanto Co.	330,200	22,301,708

Communications Equipment—8.5%
Ciena Corp. (a) (b)	202,500	7,316,325
Cisco Systems, Inc. (a)	1,188,800	33,108,080
Juniper Networks, Inc. (a)	464,200	11,683,914
QUALCOMM, Inc.	700,500	30,394,695
Research In Motion, Ltd. (a)	86,000	17,199,140

		99,702,154

Computers & Peripherals—4.8%
Apple, Inc. (a)	270,300	32,987,412
Hewlett-Packard Co.	518,400	23,131,008

		56,118,420

Consumer Finance—1.3%
American Express Co.	245,900	15,044,162

Diversified Financial Services—1.4%
NYSE Euronext (b)	217,300	15,997,626

Electrical Equipment—0.4%
Suntech Power Holdings Co., Ltd. (ADR) (a) (b)	140,600	5,127,682

Energy Equipment & Services—1.3%
Schlumberger, Ltd.	177,300	15,059,862

Food & Staples Retailing—0.6%
Costco Wholesale Corp.	119,900	7,016,548

Health Care Equipment & Supplies—5.0%
Alcon, Inc.	159,000	21,450,690
Baxter International, Inc.	367,000	20,676,780
St. Jude Medical, Inc. (a)	390,900	16,218,441

		58,345,911

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—2.6%
International Game Technology	331,600	$13,164,520
Marriott International, Inc.	392,100	16,954,404

		30,118,924

Household Products—3.4%
Colgate-Palmolive Co.	346,000	22,438,100
Procter & Gamble Co.	277,400	16,974,106

		39,412,206

Industrial Conglomerates—2.6%
General Electric Co.	800,900	30,658,452

Insurance—2.1%
American International Group, Inc.	350,600	24,552,518

Internet Software & Services—5.7%
Akamai Technologies, Inc. (a)	190,300	9,256,192
Google, Inc. (a)	110,200	57,676,476

		66,932,668

Media—5.9%
News Corp. (Class A)	1,073,200	22,762,572
The McGraw-Hill Cos., Inc.	148,800	10,130,304
The Walt Disney Co. (b)	1,057,500	36,103,050

		68,995,926

Multiline Retail—3.3%
J.C. Penney Co., Inc.	61,700	4,465,846
Kohl’s Corp. (a)	151,800	10,782,354
Saks, Inc. (a) (b)	418,000	8,924,300
Target Corp.	232,300	14,774,280

		38,946,780

Oil, Gas & Consumable Fuels—1.2%
Occidental Petroleum Corp.	235,000	13,601,800

Pharmaceuticals—12.0%
Abbott Laboratories	428,500	22,946,175
Elan Corp, Plc. (ADR) (a)	276,400	6,061,452
Merck & Co., Inc.	279,500	13,919,100
Novartis AG (ADR)	262,200	14,701,554
Roche Holding AG (ADR)	336,600	29,890,080
Schering-Plough Corp.	489,900	14,912,556
Teva Pharmaceutical Industries, Ltd. (ADR)	345,100	14,235,375
Wyeth	410,500	23,538,070

		140,204,362

Semiconductors & Semiconductor Equipment—5.8%
Broadcom Corp. (a) (b)	190,700	5,577,975
Intel Corp.	1,158,000	27,514,080
Marvell Technology Group, Ltd. (a)	1,017,200	18,523,212
Microchip Technology, Inc. (b)	189,100	7,004,264
NVIDIA Corp. (a)	226,900	9,373,239

		67,992,770

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Software—5.1%
Adobe Systems, Inc. (a)	862,900	$34,645,435
Microsoft Corp.	852,600	25,126,122

		59,771,557

Textiles, Apparel & Luxury Goods—3.8%
Coach, Inc. (a)	575,700	27,282,423
Nike, Inc.	297,400	17,335,446

		44,617,869

Wireless Telecommunication Services—1.0%
NII Holdings, Inc. (a)	149,800	12,094,852

Total Common Stock (Identified Cost $989,005,137)		1,149,197,365

Short Term Investments—3.1%
Security Description	Face Amount	Value*

Repurchase Agreement—3.1%
State Street Repurchase Agreement dated 6/29/07 at 2.500% to be repurchased at $36,043,508 on 07/02/07, collateralized by $28,470,000 U.S. Treasury Bond 8.125% due 08/15/19 with a value of $36,761,888.	$36,036,000	$36,036,000

Total Short Term Investments (Identified Cost $36,036,000)		36,036,000

Total Investments—101.2% (Identified Cost $1,025,041,137) (c)		1,185,233,365
Liabilities in excess of other assets		(13,915,642)

Total Net Assets—100%		$1,171,317,723

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $ 42,109,977 and the collateral received consisted of cash in the amount of $ 43,307,827 and securities with a market value of $90,420.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $1,025,041,137 and the composition of unrealized appreciation and depreciation of investment securities was $168,868,411 and $(8,676,183), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$1,185,233,365
Cash		550
Collateral for securities loaned		43,398,247
Receivable for:
Securities sold		240,751
Fund shares sold		1,025,339
Accrued interest and dividends		669,844
Foreign taxes		224,393

Total Assets		1,230,792,489
Liabilities
Payable for:
Fund shares redeemed	$621,746
Securities purchased	14,581,584
Return of collateral for securities loaned	43,398,247
Accrued expenses:
Management fees	605,867
Service and distribution fees	60,801
Deferred directors’ fees	3,664
Other expenses	202,857

Total Liabilities		59,474,766

Net Assets		$1,171,317,723

Net assets consists of:
Capital paid in		$929,449,664
Overdistributed net investment income		(64,731)
Accumulated net realized gains		81,740,562
Unrealized appreciation on investments		160,192,228

Net Assets		$1,171,317,723

Computation of offering price:
Class A
Net asset value and redemption price per share ($873,664,899 divided by 68,323,047 shares outstanding)		$12.79

Class B
Net asset value and redemption price per share ($285,333,576 divided by 22,432,080 shares outstanding)		$12.72

Class E
Net asset value and redemption price per share ($12,319,248 divided by 965,690 shares outstanding)		$12.76

Identified cost of investments		$1,025,041,137

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$6,637,729	(a)
Interest		846,825	(b)

		7,484,554
Expenses
Management fees	$4,078,169
Service and distribution fees—Class B	361,284
Service and distribution fees—Class E	9,528
Directors’ fees and expenses	11,181
Custodian	49,716
Audit and tax services	15,860
Legal	8,395
Printing	174,477
Insurance	5,854
Miscellaneous	11,441

Total expenses	4,725,905
Expense reductions	(67,736)	4,658,169

Net Investment Income		2,826,385

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	82,358,969
Futures contracts—net	1,305,645	83,664,614

Unrealized depreciation on:
Investments—net		(22,241,003)

Net gain		61,423,611

Net Increase in Net Assets From Operations		$64,249,996

(a)	Net of foreign taxes of $339,921.
(b)	Includes income on securities loaned of $461,910.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$2,826,385	$2,820,454
Net realized gain	83,664,614	52,229,378
Unrealized depreciation	(22,241,003)	(14,447,465)

Increase in net assets from operations	64,249,996	40,602,367

From Distributions to Shareholders
Net investment income
Class A	(4,884,260)	0
Class B	(553,650)	0
Class E	(36,590)	0

	(5,474,500)	0

Net realized gain
Class A	(40,959,234)	(707,216)
Class B	(10,585,783)	(274,942)
Class E	(460,264)	(11,628)

	(52,005,281)	(993,786)

Total distributions	(57,479,781)	(993,786)

Increase (decrease) in net assets from capital share transactions	(160,793,019)	218,479,071

Total increase (decrease) in net assets	(154,022,804)	258,087,652

Net Assets
Beginning of the period	1,325,340,527	1,067,252,875

End of the period	$1,171,317,723	$1,325,340,527

Undistributed (Overdistributed) Net Investment Income
End of the period	$(64,731)	$2,583,384

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	12,422,151	$160,032,883	26,232,431	$318,021,193
Reinvestments	3,609,724	45,843,494	56,896	707,216
Redemptions	(27,355,564)	(348,707,562)	(7,907,561)	(96,449,068)

Net increase (decrease)	(11,323,689)	$(142,831,185)	18,381,766	$222,279,341

Class B
Sales	1,687,970	$21,618,073	7,138,513	$86,369,123
Reinvestments	881,284	11,139,433	22,209	274,942
Redemptions	(3,894,144)	(49,859,875)	(7,419,983)	(90,496,527)

Net decrease	(1,324,890)	$(17,102,369)	(259,261)	$(3,852,462)

Class E
Sales	74,205	$952,924	338,542	$4,114,419
Reinvestments	39,184	496,854	937	11,628
Redemptions	(180,928)	(2,309,243)	(338,412)	(4,073,855)

Net increase (decrease)	(67,539)	$(859,465)	1,067	$52,192

Increase (decrease) derived from capital share transactions		$(160,793,019)		$218,479,071

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.71		$12.38	$10.92	$10.01	$7.71	$10.00

Income From Investment Operations
Net investment income	0.06	(e)	0.03	0.00	0.03	0.02	0.02
Net realized and unrealized gain (loss) of investments	0.56	(e)	0.31	1.51	0.89	2.30	(2.31)

Total from investment operations	0.62		0.34	1.51	0.92	2.32	(2.29)

Less Distributions
Distributions from net investment income	(0.06)		0.00	(0.05)	(0.01)	(0.02)	0.00
Distributions from net realized capital gains	(0.48)		(0.01)	0.00	0.00	0.00	0.00

Total distributions	(0.54)		(0.01)	(0.05)	(0.01)	(0.02)	0.00

Net Asset Value, End of Period	$12.79		$12.71	$12.38	$10.92	$10.01	$7.71

Total Return (%)	4.9	(b)	2.8	13.9	9.2	30.1	(22.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.67	(c)	0.69	0.69	0.71	0.73	0.74	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.66	(c)	0.67	0.68	0.69	0.70	0.68	(c)
Ratio of net investment income to average net assets (%)	0.49	(c)	0.31	0.04	0.41	0.17	0.31	(c)
Portfolio turnover rate (%)	74	(c)	66	60	68	68	82	(c)
Net assets, end of period (000)	$873,665		$1,012,196	$758,316	$504,940	$343,253	$283,320

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.63		$12.33	$10.86	$9.97	$7.70	$10.00

Income From Investment Operations
Net investment income (loss)	0.03	(e)	0.01	(0.02)	0.04	0.00	0.00
Net realized and unrealized gain (loss) of investments	0.57	(e)	0.30	1.49	0.85	2.28	(2.30)

Total from investment operations	0.60		0.31	1.47	0.89	2.28	(2.30)

Less Distributions
Distributions from net investment income	(0.03)		0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(0.48)		(0.01)	0.00	0.00	0.00	0.00

Total distributions	(0.51)		(0.01)	0.00	0.00	(0.01)	0.00

Net Asset Value, End of Period	$12.72		$12.63	$12.33	$10.86	$9.97	$7.70

Total Return (%)	4.7	(b)	2.5	13.5	8.9	29.7	(23.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	(c)	0.94	0.94	0.96	0.98	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.91	(c)	0.92	0.93	0.94	0.95	0.93	(c)
Ratio of net investment income (loss) to average net assets (%)	0.24	(c)	0.06	(0.21)	0.29	(0.11)	0.06	(c)
Portfolio turnover rate (%)	74	(c)	66	60	68	68	82	(c)
Net assets, end of period (000)	$285,334		$300,052	$296,178	$330,349	$256,079	$57,259

(a)	Commencement of operations was May 1, 2002 for Classes A and B; and April 27, 2005 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005(a)
Net Asset Value, Beginning of Period	$12.67		$12.36	$10.16

Income From Investment Operations
Net investment income (loss)	0.04	(e)	0.02	(0.01)
Net realized and unrealized gain on investments	0.57	(e)	0.30	2.21

Total from investment operations	0.61		0.32	2.20

Less Distributions
Distributions from net investment income	(0.04)		0.00	0.00
Distributions from net realized capital gains	(0.48)		(0.01)	0.00

Total distributions	(0.52)		(0.01)	0.00

Net Asset Value, End of Period	$12.76		$12.67	$12.36

Total Return (%)	4.8	(b)	2.6	3.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	(c)	0.84	0.84	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.81	(c)	0.82	0.82	(c)
Ratio of net investment income (loss) to average net assets (%)	0.34	(c)	0.24	(0.15	)(b)
Portfolio turnover rate (%)	74	(c)	66	60
Net assets, end of period (000)	$12,319		$13,093	$12,758

(a)	Commencement of operations was May 1, 2002 for Classes A and B; and April 27, 2005 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Jennison Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Porfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had no capital loss carryovers.

MSF-13

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$—	$2,443,886	$993,786	$130,293	$—	$—	$993,786	$2,574,179

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$5,832,732	$51,353,544	$177,916,474	$—	$235,102,750

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$465,048,403	$0	$667,818,454

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Jennison Growth	$4,078,169	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates, LLC is compensated to provide subadvisory services for the Jennison Growth Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold

MSF-15

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc. Lehman Brothers Aggregate Bond Index Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 0.8% compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 1.0% over the same period.

On April 30, 2007, the subadviser of the Portfolio changed from Metropolitan Life Insurance Company to MetLife Investment Advisors Company, LLC.

PORTFOLIO REVIEW

Volatility in interest rate levels was high for the six-month period ending June 30, 2007. The volatility was driven by a number of factors, including swings in oil prices, the subprime mortgage crisis and the softening housing market.

With the exception of 3-month and 6-month Treasuries, interest rates were up an average of 0.21% along the yield curve. While the Federal Reserve (the “Fed”) met four times during the period, they held the Fed Funds rate at 5.25%, a level sustained since June 2006. The 2-year Treasury finished at 4.86% (up from 4.81% at the end of 2006), and the 30-year Treasury finished at 5.12% (up from 4.81% at the end of 2006). Additionally, the yield curve was steeper by 0.26% (from the 2 – 30 year Treasury) at June 30, 2007. Interest rate volatility and inflation pressures were evidenced by the fluctuation of the 30-year Treasury yield, which started the year at 4.81%, bottomed out at 4.65%, and closed the period at 5.12%.

Crude oil closed the half-year period at a high of $70.68 a barrel (versus $61.05 at December 31, 2006). Concerns emanating from weaknesses in refinery utilization and global geopolitical unrest contributed to supply concerns and increased prices over the period.

Despite the fact that subprime mortgages are not included in the Lehman Brothers Aggregate Bond Index, the fallout from the crisis permeated all spread sectors in the Index. The fixed income markets struggled to prepare in light of uncertainty as to when and how subprime-fueled borrower defaults, lender bankruptcies and increased federal regulation would impact the market.

In spite of increases in supply and Leveraged Buyout (LBO) activity, the Corporate sector ranked as the strongest performing sector for the first half of 2007 and was the only spread sector to post a positive excess return for the period (.03%). Excess return is defined as a return in excess of a comparable duration Treasury. Excess returns for the other sectors were: -0.18% for Government-Related; -0.27% for Asset-Backed Securities (ABS); -0.57% for Mortgage-Backed Securities (MBS); and -0.62% for Commercial-Mortgage Backed Securities (CMBS).

The CMBS sector struggled with negative sentiment and persistent spread widening fueled by subprime mortgage credit concerns. Continued housing market softening eroded the MBS sector over the six-month period. A decline in national level home price appreciation and increasing inventories dampened hopes of a housing recovery.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

MSF-2

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2007

	Lehman Brothers Aggregate Bond Index Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	0.8%	0.7%	0.8%	1.0%
1 Year	5.9	5.6	5.7	6.1
5 Years	4.2	4.0	4.1	4.5
Since Inception	5.0	4.5	4.7	5.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	20.6%
Federal Home Loan Mortgage Corp.	17.7%
U.S. Treasury Notes	17.2%
Federal Home Loan Bank	6.1%
U.S. Treasury Bonds	5.4%
Government National Mortgage Association	3.9%
Wachovia Bank Commercial Mortgage Trust	0.9%
Citigroup Commercial Mortage Trust	0.9%
General Electric Capital Corp.	0.8%
Credit Suisse First Boston Mortgage Trust	0.7%

Top Sectors

% of Total Market Value
Mortgage	37.5%
U.S. Treasury	23.0%
Government-Related	14.4%
Industrials	8.9%
Finance	7.9%
Commercial Mortgage-Backed	5.2%
Utilities	1.8%
Asset Backed	1.0%
Cash/Other	0.3%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Lehman Brothers Aggregate Bond Index—Class A(a)	Actual	0.29%	$1,000.00	$1,008.30	$1.44
	Hypothetical	0.29%	$1,000.00	$1,023.33	$1.45

Lehman Brothers Aggregate Bond Index—Class B(a)	Actual	0.54%	$1,000.00	$1,007.40	$2.69
	Hypothetical	0.54%	$1,000.00	$1,022.08	$2.71

Lehman Brothers Aggregate Bond Index—Class E(a)	Actual	0.44%	$1,000.00	$1,007.50	$2.19
	Hypothetical	0.44%	$1,000.00	$1,022.58	$2.21

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—98.6% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.2%
Lockheed Martin Corp. 7.375%, 04/15/13	$900,000	$972,112
8.200%, 12/01/09 (a)	700,000	742,123
Raytheon Co. 6.750%, 08/15/07	233,000	233,303
The Boeing Co. 7.250%, 06/15/25	460,000	529,268
United Technologies Corp. 7.500%, 09/15/29	200,000	231,972

		2,708,778

Airlines—0.1%
Southwest Airlines Co. 6.500%, 03/01/12	750,000	768,699

Asset Backed—1.0%
BMW Vehicle Owner Trust 3.320%, 02/25/09	846,040	843,390
4.280%, 02/25/10	2,700,000	2,673,921
California Infrastructure-Pacific Gas & Electric Co. 6.480%, 12/26/09	69,709	70,008
Capital One Multi-Asset Execution Trust 4.850%, 11/15/13	3,000,000	2,948,486
CenterPoint Energy Transition Bond Co., LLC 5.160%, 09/15/11	500,000	498,289
Centex Home Equity Loan Trust 3.750%, 12/25/31	88,542	87,606
Chase Funding Mortgage Loan 3.303%, 11/25/29	180,530	177,845
4.585%, 05/25/15	1,914,022	1,805,647
Detroit Edison Co. 6.190%, 03/01/13	435,000	442,760
MBNA Credit Card Master Trust 4.200%, 09/15/10	2,300,000	2,280,436

		11,828,388

Automobiles—0.3%
DaimlerChrysler North America Holdings Corp. 7.750%, 01/18/11	2,600,000	2,767,287
8.000%, 06/15/10	350,000	373,132

		3,140,419

Beverages—0.2%
Anheuser Busch Cos., Inc. 5.000%, 01/15/15	1,950,000	1,852,278
Coca-Cola Enterprises, Inc. 6.950%, 11/15/26	300,000	324,525
Pepsi Bottling Group, Inc. 7.000%, 03/01/29	300,000	329,606

		2,506,409

Building Products—0.2%
Masco Corp. 6.125%, 10/03/16	2,950,000	2,901,750

Security Description	Face Amount	Value*

Capital Markets—1.2%
Donaldson Lufkin & Jenrette 6.500%, 06/01/08	$300,000	$302,869
Lehman Brothers Holdings, Inc. 3.600%, 03/13/09	4,250,000	4,125,739
Merrill Lynch & Co., Inc. 6.050%, 05/16/16	3,000,000	2,971,276
6.375%, 10/15/08	250,000	252,939
6.500%, 07/15/18	200,000	207,155
Morgan Stanley 7.250%, 04/01/32	1,150,000	1,269,328
Paine Webber Group, Inc. 6.550%, 04/15/08	340,000	341,294
The Goldman Sachs Group, Inc. 5.700%, 09/01/12	1,000,000	999,966
6.125%, 02/15/33	2,075,000	1,991,484
6.450%, 05/01/36	2,000,000	1,963,828
6.650%, 05/15/09	750,000	766,020

		15,191,898

Chemicals—0.1%
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36	1,000,000	906,734
6.875%, 10/15/09 (a)	300,000	309,941
Praxair, Inc. 6.625%, 10/15/07	500,000	501,713

		1,718,388

Commercial Banks—2.6%
ABN-AMRO Bank NV (New York Branch) 7.125%, 10/15/93	500,000	533,121
7.750%, 05/15/23	230,000	266,235
Bank of America Corp. 4.750%, 08/15/13	1,000,000	949,902
5.125%, 11/15/14	1,000,000	960,449
5.750%, 08/15/16	2,850,000	2,806,051
7.400%, 01/15/11	300,000	317,613
7.800%, 02/15/10	150,000	158,592
Bank One Corp. 2.625%, 06/30/08	3,575,000	3,481,944
Bank One Texas 6.250%, 02/15/08	800,000	803,137
Equitable Cos., Inc. 6.500%, 04/01/08	250,000	251,755
Fleet National Bank 5.750%, 01/15/09	500,000	502,685
HSBC Holdings, Plc. 5.250%, 12/12/12	5,050,000	4,965,793
7.500%, 07/15/09	2,200,000	2,285,421
MBNA America National Bank 7.125%, 11/15/12	1,000,000	1,070,360
RBS Capital Trust II 6.425%, 12/29/49 (b)	1,375,000	1,323,902
Wachovia Bank National Association 4.800%, 11/01/14	3,100,000	2,914,849
4.875%, 02/01/15 (a)	3,000,000	2,826,162

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
Wells Fargo & Co. 5.000%, 11/15/14	$2,000,000	$1,903,767
5.125%, 09/01/12	500,000	490,336
Wells Fargo Bank, N.A. 4.750%, 02/09/15	3,065,000	2,872,644

		31,684,718

Commercial Mortgage-Backed Securities—4.9%
Bear Stearns Commercial Mortgage Securities, Inc. 5.540%, 09/11/41	3,000,000	2,933,552
5.610%, 11/15/33	500,000	499,374
6.480%, 02/15/35	500,000	512,654
7.080%, 06/15/09	796,260	813,568
7.780%, 02/15/32	200,000	208,735
Chase Commercial Mortgage Securities Corp. 6.390%, 11/18/30	223,848	225,523
Citigroup Commercial Mortage Trust 5.226%, 07/15/44 (b)	2,000,000	1,934,261
5.356%, 04/15/40 (b)	1,000,000	984,501
5.362%, 01/15/46 (b)	4,000,000	3,885,755
5.724%, 03/15/49 (b)	3,800,000	3,787,106
Credit Suisse First Boston Mortgage 3.382%, 05/15/38	2,000,000	1,896,374
5.100%, 08/15/15	3,000,000	2,860,164
5.828%, 06/15/38 (b)	3,000,000	3,007,567
First Union Commercial Mortgage Trust 6.070%, 10/15/35	437,527	439,239
First Union Lehman Brothers Commercial Mortgage Trust 6.560%, 11/18/35	317,084	318,324
Greenwich Capital Commercial Funding Corp. 4.022%, 01/05/36	2,210,000	2,155,409
4.305%, 08/10/42	2,000,000	1,946,252
5.317%, 06/10/36 (b)	1,000,000	975,748
JPMorgan Chase Commercial Mortgage Securities Corp. 3.972%, 05/12/35	3,994,484	3,881,174
4.275%, 01/12/37	1,069,056	1,040,066
4.393%, 07/12/37	3,472,764	3,361,239
6.044%, 11/15/35	501,514	506,391
LB-UBS Commercial Mortgage Trust 4.254%, 07/15/27 (b)	1,650,000	1,579,072
4.367%, 03/15/36	3,000,000	2,773,507
6.462%, 03/15/31	500,000	515,738
6.653%, 11/15/27	2,000,000	2,063,540
Lehman Brothers Commercial Conduit Mortgage Trust 6.210%, 10/15/35	235,881	237,114
Morgan Stanley Capital I, Inc. 4.989%, 08/13/42	1,000,000	947,777
6.540%, 07/15/30	431,120	432,688
Morgan Stanley Dean Witter Capital I Trust 4.800%, 09/15/37	390,172	384,258
7.200%, 10/15/33	650,597	674,069

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Salomon Brothers Commercial Mortgage Trust 5.045%, 03/18/36	$500,000	$485,284
6.428%, 12/18/35	1,000,000	1,021,559
Wachovia Bank Commercial Mortgage Trust 5.083%, 03/15/42 (b)	3,000,000	2,863,675
5.308%, 11/15/48	4,000,000	3,828,316
5.572%, 10/15/48	3,000,000	2,928,886
6.287%, 04/15/34	1,445,000	1,478,873

		60,387,332

Commercial Services & Supplies—0.1%
USA Waste Services, Inc. 7.000%, 07/15/28	1,265,000	1,289,147

Communications Equipment—0.1%
Motorola, Inc. 6.500%, 11/15/28 (a)	900,000	860,231
7.625%, 11/15/10	135,000	142,759

		1,002,990

Consumer Finance—0.4%
Household Finance Corp. 4.750%, 05/15/09	2,500,000	2,469,101
7.000%, 05/15/12	100,000	105,112
8.000%, 07/15/10	300,000	320,171
SLM Corp. 5.050%, 11/14/14	1,950,000	1,626,407

		4,520,791

Diversified Financial Services—4.8%
American General Finance Corp. 5.375%, 10/01/12 (a)	6,500,000	6,390,618
Asian Development Bank 5.500%, 06/27/16	3,850,000	3,876,950
Associates Corp. North America 6.250%, 11/01/08	600,000	606,499
6.950%, 11/01/18	1,700,000	1,836,973
Bear Stearns Co., Inc. 5.700%, 11/15/14	900,000	878,256
7.800%, 08/15/07	250,000	250,632
BellSouth Capital Funding Corp. 7.750%, 02/15/10	750,000	789,809
7.875%, 02/15/30	250,000	283,073
BP Canada Finance Co. 3.375%, 10/31/07	500,000	496,753
Citigroup, Inc. 3.500%, 02/01/08	500,000	494,944
6.200%, 03/15/09	750,000	760,066
7.250%, 10/01/10	250,000	263,032
Conoco Funding Co. 6.350%, 10/15/11	500,000	516,014
Deutsche Telekom International Finance BV 8.250%, 06/15/30 (b)	1,000,000	1,196,686
Devon Financing Corp., U.L.C. 6.875%, 09/30/11	1,900,000	1,984,487

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
Duke Capital 7.500%, 10/01/09	$3,925,000	$4,069,772
European Investment Bank 3.375%, 03/16/09	4,200,000	4,092,365
General Electric Capital Corp. 5.000%, 11/15/11	4,000,000	3,914,035
5.450%, 01/15/13	1,800,000	1,776,270
6.000%, 06/15/12	1,000,000	1,017,123
6.750%, 03/15/32	2,300,000	2,493,185
7.500%, 08/21/35	100,000	118,749
Heller Financial, Inc. 7.375%, 11/01/09	350,000	364,228
JPMorgan Chase & Co. 4.500%, 11/15/10	6,100,000	5,924,553
6.750%, 02/01/11	250,000	259,376
KFW International Finance, Inc. 3.375%, 01/23/08	2,475,000	2,445,263
8.000%, 02/15/10	1,000,000	1,061,603
Korea Development Bank 5.750%, 09/10/13	2,000,000	2,005,093
Mellon Funding Corp. 6.400%, 05/14/11	250,000	257,036
National Rural Utilities Cooperative Finance Corp. 8.000%, 03/01/32	300,000	371,403
Sprint Capital Corp. 6.900%, 05/01/19	1,500,000	1,480,697
7.625%, 01/30/11	400,000	421,178
8.375%, 03/15/12	3,350,000	3,650,248
Unilever Capital Corp. 7.125%, 11/01/10	300,000	314,138
Verizon Global Funding Corp. 7.750%, 12/01/30	1,560,000	1,754,632

		58,415,739

Diversified Telecommunication Services—0.6%
BellSouth Corp. 6.550%, 06/15/34	1,850,000	1,843,577
British Telecommunications, Plc. 9.125%, 12/15/30 (b)	1,000,000	1,309,692
SBC Communications, Inc. 5.875%, 02/01/12	2,400,000	2,418,636
Telefonica Europe BV 8.250%, 09/15/30	1,000,000	1,165,630
Verizon New England, Inc. 6.500%, 09/15/11	400,000	409,095
Verizon New York, Inc. 7.375%, 04/01/32 (a)	500,000	514,815

		7,661,445

Electric Utilities—0.8%
Consolidated Edison Co. of New York, Inc. 6.450%, 12/01/07	150,000	150,551
7.500%, 09/01/10	1,000,000	1,059,280

Security Description	Face Amount	Value*

Electric Utilities—(Continued)
Duke Energy Co. 6.250%, 01/15/12	$500,000	$512,878
Exelon Corp. 4.900%, 06/15/15	2,060,000	1,895,733
5.625%, 06/15/35	1,500,000	1,353,589
Exelon Generation Co., LLC 6.950%, 06/15/11	300,000	311,185
Oncor Electric Delivery Co. 7.000%, 05/01/32	950,000	998,691
Progress Energy, Inc. 7.100%, 03/01/11	1,221,000	1,282,523
PSE&G Power, LLC 7.750%, 04/15/11	500,000	532,696
8.625%, 04/15/31	1,000,000	1,216,606

		9,313,732

Energy Equipment & Services—0.1%
Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	750,000	774,658

Federal Agencies—48.6%
Federal Home Loan Bank 4.125%, 04/18/08	21,050,000	20,852,740
4.250%, 11/13/09	1,500,000	1,467,806
4.375%, 03/17/10 (a)	3,000,000	2,940,347
4.625%, 02/18/11	6,070,000	5,951,979
5.000%, 09/18/09 (a)	6,900,000	6,874,940
5.000%, 08/01/35	3,479,074	3,270,067
5.000%, 09/01/35	4,412,324	4,147,251
5.250%, 06/18/14 (a)	9,500,000	9,429,532
5.375%, 07/17/09	5,850,000	5,873,963
5.375%, 05/18/16	2,900,000	2,885,570
5.500%, 12/01/35	6,721,577	6,507,771
6.500%, 09/01/36	5,152,261	5,203,864
Federal Home Loan Mortgage Corp. 4.000%, 12/15/09	2,000,000	1,947,269
4.000%, 06/01/19	1,988,670	1,844,363
4.250%, 07/15/09 (a)	8,630,000	8,481,158
4.440%, 02/01/36 (b)	2,940,244	2,891,203
4.500%, 01/15/15 (a)	3,000,000	2,833,578
4.500%, 09/01/18	2,835,852	2,705,139
4.500%, 10/01/18	4,249,149	4,053,293
4.500%, 04/01/19	6,321,329	6,019,902
4.500%, 06/01/19	3,483,844	3,317,720
4.500%, 08/01/19	947,292	902,121
4.500%, 10/01/35	5,753,745	5,236,594
4.500%, 11/01/35 (b)	2,743,049	2,493,703
4.750%, 03/05/12 (a)	12,000,000	11,728,358
5.000%, 06/11/09	7,000,000	6,976,791
5.000%, 05/01/18	7,657,311	7,434,571
5.000%, 12/01/18	1,647,856	1,599,923
5.000%, 06/01/19	2,867,412	2,779,582
5.000%, 03/01/27	3,000,000	2,850,906
5.000%, 10/01/33	3,759,320	3,542,909

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 5.000%, 03/01/34	$1,928,451	$1,815,661
5.000%, 08/01/35	4,478,766	4,209,701
5.000%, 10/01/35	3,448,260	3,241,104
5.000%, 01/01/36	7,142,314	6,713,234
5.123%, 08/01/36 (b)	2,955,519	2,908,918
5.125%, 10/18/16	4,000,000	3,901,260
5.134%, 01/01/36 (b)	4,867,679	4,825,029
5.160%, 09/01/35 (b)	4,904,783	4,822,754
5.375%, 08/19/11 (a)	5,800,000	5,823,786
5.489%, 01/01/37 (b)	11,894,765	11,807,515
5.500%, 11/01/17	1,170,761	1,157,983
5.500%, 05/01/29	1,168,552	1,132,479
5.500%, 06/01/34	4,154,981	4,026,720
5.500%, 10/01/35	4,251,648	4,116,408
5.500%, 01/01/36	12,670,553	12,267,518
5.500%, TBA	7,000,000	6,756,094
5.524%, 02/01/37 (b)	1,871,390	1,886,504
5.672%, 02/01/37 (b)	7,585,372	7,599,094
6.000%, 04/01/16	80,023	80,470
6.000%, 05/01/17	1,021,376	1,027,243
6.000%, 11/01/28	100,169	99,917
6.000%, 12/01/28	66,364	66,196
6.000%, 02/01/29	205,576	204,995
6.000%, 04/01/29	49,287	49,147
6.000%, 05/01/29	19,652	19,596
6.000%, 06/01/31	25,385	25,305
6.000%, 07/01/31	10,550	10,517
6.000%, 08/01/31	197,115	196,497
6.000%, 09/01/31	546,848	545,132
6.000%, 04/01/32	1,249,011	1,244,709
6.000%, 11/01/32	395,739	394,376
6.000%, 06/01/34	1,293,120	1,285,090
6.000%, 11/01/35	1,487,332	1,475,814
6.000%, 02/01/36	2,646,854	2,622,227
6.000%, 10/01/36	6,449,237	6,389,233
6.000%, 11/01/36	5,656,714	5,608,680
6.000%, 01/01/37	7,835,036	7,768,505
6.000%, 06/01/37	6,000,000	5,945,126
6.250%, 07/15/32	3,250,000	3,528,896
6.500%, 10/01/29	38,022	38,731
6.500%, 02/01/30	55,244	56,274
6.500%, 08/01/31	97,030	98,688
6.500%, 10/01/31	44,022	44,774
6.500%, 11/01/31	218,556	222,291
6.500%, 03/01/32	2,375,653	2,415,601
6.500%, 04/01/32	2,123,403	2,159,109
6.750%, 03/15/31 (a)	965,000	1,108,459
7.000%, 03/15/10 (a)	2,875,000	3,003,177
7.000%, 06/01/11	33,420	34,313
7.000%, 12/01/15	46,430	47,923
7.000%, 12/01/27	9,652	9,958
7.000%, 11/01/28	26,649	27,517
7.000%, 04/01/29	21,764	22,524
7.000%, 05/01/29	5,880	6,085
7.000%, 06/01/29	42,617	44,106

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
7.000%, 07/01/29	$14,686	$15,199
7.000%, 01/01/31	299,893	309,811
7.000%, 12/01/31	51,706	53,416
7.500%, 03/01/16	90,852	94,150
7.500%, 08/01/24	111,586	116,740
7.500%, 11/01/24	33,210	34,744
7.500%, 10/01/27	60,068	62,430
7.500%, 10/01/29	85,720	89,463
7.500%, 05/01/30	34,953	36,475
8.000%, 02/01/27	17,526	18,169
8.000%, 10/01/28	33,133	34,349
Federal National Mortgage Association 3.250%, 08/15/08	3,025,000	2,961,064
3.250%, 02/15/09 (a)	6,000,000	5,823,472
4.000%, 04/01/19	2,129,384	1,973,354
4.000%, 05/01/19	3,936,599	3,648,146
4.000%, 01/01/20	2,503,872	2,313,957
4.125%, 04/15/14	2,350,000	2,184,171
4.500%, 07/01/18	4,818,642	4,594,557
4.500%, 05/01/19	1,210,171	1,152,006
4.500%, 08/01/33	1,526,284	1,392,472
4.500%, 10/01/33	2,892,070	2,638,517
4.500%, 04/01/34	2,263,219	2,061,375
4.817%, 09/01/35 (b)	2,907,686	2,882,797
5.000%, 06/01/18	1,212,084	1,176,705
5.000%, 01/01/19	1,700,415	1,648,152
5.000%, 02/01/20	2,838,464	2,745,047
5.000%, 01/01/22	5,955,363	5,755,068
5.000%, 02/01/24	2,577,437	2,447,820
5.000%, 09/01/25	2,543,188	2,415,155
5.000%, 07/01/33	2,059,661	1,940,906
5.000%, 08/01/33	3,231,062	3,044,766
5.000%, 09/01/33	2,647,675	2,495,016
5.000%, 10/01/33	9,633,685	9,078,229
5.000%, 03/01/34	2,985,575	2,813,433
5.000%, 04/01/34	7,202,634	6,783,184
5.000%, 05/01/34	2,359,579	2,220,969
5.000%, 09/01/34	5,147,692	4,845,298
5.000%, 02/01/35	4,470,121	4,207,529
5.000%, 04/01/35	2,485,573	2,335,261
5.000%, 05/01/35	1,679,602	1,578,030
5.000%, 11/01/35	2,670,339	2,508,854
5.125%, 04/15/11 (a)	6,000,000	5,978,238
5.188%, 11/01/36 (b)	1,901,256	1,860,863
5.436%, 03/01/36 (b)	4,944,176	4,890,148
5.500%, 03/15/11 (a)	950,000	958,024
5.500%, 11/01/17	1,600,461	1,583,068
5.500%, 02/01/18	614,897	608,026
5.500%, 04/01/18	3,053,260	3,019,141
5.500%, 07/01/23	1,481,480	1,442,404
5.500%, 01/01/24	761,737	741,645
5.500%, 07/01/24	2,468,504	2,403,426
5.500%, 10/01/32	883,908	856,690
5.500%, 02/01/33	2,270,087	2,200,309
5.500%, 03/01/33	3,872,760	3,753,720

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.500%, 05/01/33	$7,358,114	$7,131,943
5.500%, 08/01/33	5,836,625	5,657,220
5.500%, 10/01/33	761,644	738,233
5.500%, 12/01/33	6,887,841	6,676,124
5.500%, 02/01/34	4,143,253	4,010,857
5.500%, 03/01/34	2,056,656	1,990,936
5.500%, 04/01/34	1,544,264	1,494,918
5.500%, 05/01/34	2,273,050	2,200,416
5.500%, 09/01/34	2,798,808	2,709,374
5.500%, 12/01/34	7,645,167	7,400,869
5.500%, 01/01/35	2,143,124	2,074,641
5.500%, 02/01/35	4,692,538	4,542,590
5.500%, 04/01/35	2,929,740	2,833,369
5.500%, 06/01/35	8,750,042	8,462,220
5.500%, 06/13/35 (b)	2,237,045	2,178,057
5.500%, 01/01/37	8,829,074	8,519,678
6.000%, 09/01/13	1,230,162	1,235,989
6.000%, 10/01/13	594,424	597,239
6.000%, 03/01/14	130,848	131,510
6.000%, 06/01/14	15,304	15,381
6.000%, 07/01/14	86,185	86,621
6.000%, 09/01/14	48,404	48,649
6.000%, 09/01/17	1,217,732	1,225,067
6.000%, 08/01/28	43,816	43,660
6.000%, 11/01/28	12,673	12,628
6.000%, 12/01/28	12,168	12,125
6.000%, 06/01/31	198,285	197,398
6.000%, 09/01/32	1,187,768	1,182,091
6.000%, 01/01/33	448,864	446,719
6.000%, 02/01/33	936,338	931,000
6.000%, 03/01/33	1,938,373	1,927,321
6.000%, 04/01/33	820,120	815,444
6.000%, 05/01/33	2,445,026	2,431,086
6.000%, 05/01/34	2,520,284	2,502,444
6.000%, 09/01/34	2,887,875	2,867,433
6.000%, 11/01/34	5,325,124	5,287,431
6.000%, 01/01/35	1,838,707	1,822,308
6.000%, 07/01/36	4,498,823	4,450,970
6.000%, TBA	4,000,000	3,956,248
6.210%, 08/06/38	300,000	326,543
6.500%, 01/01/13	11,690	11,895
6.500%, 04/01/13	1,831	1,863
6.500%, 06/01/13	77,957	79,321
6.500%, 07/01/13	475	483
6.500%, 06/01/14	44,390	45,196
6.500%, 04/01/17	3,579,981	3,647,634
6.500%, 05/01/28	460,041	468,605
6.500%, 12/01/28	957,296	975,118
6.500%, 03/01/29	35,756	36,411
6.500%, 04/01/29	206,083	209,859
6.500%, 05/01/29	23,977	24,416
6.500%, 08/01/29	6,404	6,522
6.500%, 05/01/30	243,776	248,242
6.500%, 09/01/31	98,152	99,857
6.500%, 02/01/32	27,925	28,510

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.500%, 06/01/32	$334,649	$340,253
6.500%, 09/01/33	849,124	862,568
6.500%, 10/01/33	696,427	707,453
6.500%, 10/01/34	2,395,085	2,433,004
6.625%, 11/15/10	3,400,000	3,544,414
6.625%, 11/15/30 (a)	2,450,000	2,772,163
7.000%, 04/01/12	33,752	34,676
7.000%, 02/01/14	34,834	35,787
7.000%, 10/01/21	98,947	102,940
7.000%, 06/01/26	2,578	2,668
7.000%, 06/01/28	96,631	99,849
7.000%, 09/01/29	73,608	76,270
7.000%, 10/01/29	69,833	72,358
7.000%, 12/01/29	4,858	5,033
7.000%, 01/01/32	658,729	681,334
7.000%, 04/01/32	99,761	103,089
7.000%, 06/01/32	400,096	413,439
7.250%, 05/15/30 (a)	2,675,000	3,235,981
7.500%, 08/01/15	31,388	32,460
7.500%, 09/01/25	24,250	25,246
7.500%, 06/01/26	29,707	30,916
7.500%, 09/01/27	4,324	4,502
7.500%, 11/01/27	577	600
7.500%, 08/01/28	1,268	1,327
7.500%, 07/01/29	69,982	72,857
7.500%, 10/01/29	24,449	25,502
7.500%, 07/01/30	7,025	7,328
8.000%, 10/01/26	1,760	1,824
8.000%, 11/01/29	970	1,027
8.000%, 05/01/30	39,017	40,414
8.000%, 11/01/30	20,309	21,036
8.000%, 01/01/31	19,414	20,452
8.000%, 02/01/31	33,557	34,759
Government National Mortgage Association 5.000%, 10/15/20	2,693,776	2,611,816
5.000%, 01/15/21	2,386,598	2,313,984
5.000%, 12/15/35	2,733,357	2,586,148
5.000%, 12/15/36	4,971,397	4,702,103
5.500%, 03/15/36	3,640,644	3,533,007
5.500%, 01/15/37	5,750,394	5,580,795
6.000%, 01/15/29	49,198	49,139
6.000%, 01/15/33	1,374,542	1,372,309
6.000%, 03/15/35	2,239,477	2,228,283
6.000%, 12/15/35	2,571,317	2,558,464
6.000%, 06/15/36	4,592,835	4,569,800
6.000%, 09/01/36	4,640,533	4,593,467
6.000%, 09/15/36	4,731,075	4,707,347
6.500%, 05/15/23	11,064	11,291
6.500%, 02/15/27	190,775	194,715
6.500%, 07/15/28	41,998	42,870
6.500%, 08/15/28	68,862	70,293
6.500%, 11/15/28	45,676	46,626
6.500%, 12/15/28	14,130	14,424
6.500%, 07/15/29	24,810	25,323
6.500%, 06/20/31	142,264	145,491

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 6.500%, 07/15/32	$302,416	$307,821
6.500%, 05/15/36	3,444,456	3,498,613
6.700%, 04/15/34	3,000,000	3,100,281
7.000%, 01/15/28	12,597	13,028
7.000%, 04/15/28	8,251	8,533
7.000%, 05/15/28	36,974	38,238
7.000%, 06/15/28	27,529	28,470
7.000%, 10/15/28	20,472	21,171
7.000%, 06/15/29	15,731	16,267
7.000%, 09/15/29	40,848	42,239
7.000%, 01/15/31	1,659	1,723
7.000%, 03/15/31	50,146	52,062
7.000%, 07/15/31	2,262,185	2,348,601
7.000%, 08/15/31	301,260	312,769
7.000%, 02/15/32	215,279	222,209
7.000%, 07/15/32	150,369	155,210
7.500%, 02/20/28	15,190	15,856
7.500%, 08/15/29	37,638	39,482
7.500%, 04/15/30	30,206	31,703
8.000%, 09/15/16	6,010	6,311
8.000%, 08/15/26	9,207	9,576
8.000%, 09/15/26	18,549	19,292
8.000%, 05/15/27	7,950	8,432
8.000%, 06/15/29	83,524	88,645
9.000%, 11/15/24	51,988	55,871
Tennessee Valley Authority 6.000%, 03/15/13	1,000,000	1,033,152

		593,145,295

Food & Staples Retailing—0.3%
Kroger Co. 5.500%, 02/01/13 (a)	950,000	921,980
Wal-Mart Stores, Inc. 4.550%, 05/01/13	2,075,000	1,967,640
6.875%, 08/10/09	500,000	514,441

		3,404,061

Food Products—0.7%
ConAgra Foods, Inc. (144A) 5.819%, 06/15/17	2,000,000	1,946,864
Fred Meyer, Inc. 7.450%, 03/01/08	300,000	303,741
General Mills, Inc. 6.000%, 02/15/12	2,000,000	2,024,915
Kellogg Co. 6.600%, 04/01/11	2,700,000	2,786,414
Kraft Foods, Inc. 6.250%, 06/01/12	900,000	912,119

		7,974,053

Foreign Government—1.0%
Province of Ontario 5.125%, 07/17/12	2,000,000	1,981,892
5.500%, 10/01/08	300,000	301,008

Security Description	Face Amount	Value*

Foreign Government—(Continued)
Republic of Italy 4.500%, 01/21/15	$2,975,000	$2,815,789
5.625%, 06/15/12	3,650,000	3,701,976
Republic of Korea 8.875%, 04/15/08 (a)	200,000	205,103
United Mexican States 8.000%, 09/24/22	2,200,000	2,634,742
8.375%, 01/14/11 (a)	250,000	272,400
9.875%, 02/01/10	500,000	552,285

		12,465,195

Health Care Equipment & Supplies—0.2%
Boston Scientific Corp. 6.400%, 06/15/16	2,900,000	2,809,719

Health Care Providers & Services—0.2%
Anthem, Inc. 6.800%, 08/01/12 (a)	2,200,000	2,295,641

Household Durables—0.0%
Centex Corp. 7.500%, 01/15/12	500,000	514,848

Industrial Conglomerates—0.1%
General Electric Co. 5.000%, 02/01/13	930,000	902,624
Honeywell International, Inc. 7.500%, 03/01/10	300,000	314,334

		1,216,958

Insurance—0.9%
Allstate Corp. 6.125%, 02/15/12	2,750,000	2,814,856
6.900%, 05/15/38	150,000	162,223
American General Capital II 8.500%, 07/01/30 (a)	250,000	311,803
AXA Financial, Inc. 7.750%, 08/01/10	500,000	531,281
Chubb Corp. 6.000%, 11/15/11	350,000	354,947
GE Global Insurance Holding Corp. 7.500%, 06/15/10	500,000	524,313
Hartford Financial Services Group, Inc. 6.100%, 10/01/41	780,000	760,527
6.375%, 11/01/08	105,000	106,310
Marsh & McLennan Cos., Inc. 5.750%, 09/15/15	4,000,000	3,764,907
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,407,403

		10,738,570

Machinery—0.1%
Caterpillar, Inc. 7.250%, 09/15/09	250,000	258,505

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Machinery—(Continued)
Deere & Co. 6.950%, 04/25/14 (a)	$850,000	$904,764
7.850%, 05/15/10 (a)	300,000	318,686

		1,481,955

Media—0.8%
Belo Corp. 8.000%, 11/01/08	500,000	513,987
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	976,000	1,089,924
Comcast Corp. 5.300%, 01/15/14	1,445,000	1,393,890
5.650%, 06/15/35	1,500,000	1,309,357
Cox Communications, Inc. 7.750%, 11/01/10	250,000	265,773
News America, Inc. 6.550%, 03/15/33	1,950,000	1,903,072
Time Warner Entertainment Co., L.P. 7.250%, 09/01/08	250,000	254,484
Time Warner, Inc. 7.625%, 04/15/31	2,000,000	2,144,147
9.125%, 01/15/13	418,000	478,549
Walt Disney Co. 6.375%, 03/01/12 (a)	200,000	206,859

		9,560,042

Metals & Mining—0.2%
Alcan, Inc. 5.000%, 06/01/15	1,050,000	976,759
Alcoa, Inc. 5.375%, 01/15/13	1,000,000	967,664
5.720%, 02/23/19 (a)	523,000	495,729
5.870%, 02/23/22	101,000	95,862

		2,536,014

Multi-Utilities—0.4%
Pacific Gas & Electric Co. 4.800%, 03/01/14	3,125,000	2,957,212
6.050%, 03/01/34	1,900,000	1,839,461

		4,796,673

Multiline Retail—0.2%
Target Corp. 6.350%, 11/01/32 (a)	2,300,000	2,320,813

Office Electronics—0.2%
International Business Machines Corp. 4.750%, 11/29/12	1,000,000	964,410
7.500%, 06/15/13	1,000,000	1,090,810
8.375%, 11/01/19	425,000	514,919

		2,570,139

Oil, Gas & Consumable Fuels—1.2%
Anadarko Petroleum Corp. 5.950%, 09/15/16	2,900,000	2,831,448

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Atlantic Richfield Co. 5.900%, 04/15/09	$300,000	$302,701
ConocoPhillips Canada Funding Co. 5.950%, 10/15/36	3,050,000	2,959,262
ConocoPhillips Holding Co. 6.950%, 04/15/29	300,000	327,518
Enterprise Products Operations, L.P. 5.000%, 03/01/15	2,000,000	1,868,959
Pemex Project Funding Master Trust 5.750%, 12/15/15	3,600,000	3,529,152
9.250%, 03/30/18 (b)	1,000,000	1,233,813
Phillips Petroleum Co. 6.375%, 03/30/09	300,000	305,234
Southern California Gas Co. 4.800%, 10/01/12	1,000,000	964,904
Transocean Sedco Forex, Inc. 7.500%, 04/15/31	300,000	331,082

		14,654,073

Paper & Forest Products—0.1%
MeadWestvaco Corp. 6.850%, 04/01/12	1,000,000	1,031,282
Weyerhaeuser Co. 7.375%, 03/15/32	500,000	506,058

		1,537,340

Personal Products—0.2%
Procter & Gamble Co. 4.950%, 08/15/14	2,000,000	1,926,585
6.450%, 01/15/26 (a)	200,000	210,271
6.875%, 09/15/09	850,000	877,553

		3,014,409

Pharmaceuticals—0.4%
Bristol-Myers Squibb Co. 5.875%, 11/15/36	2,000,000	1,882,324
Johnson & Johnson 6.950%, 09/01/29 (a)	250,000	287,045
Merck & Co., Inc. 5.950%, 12/01/28 (a)	300,000	292,636
Wyeth 5.500%, 02/01/14	3,000,000	2,954,288

		5,416,293

Real Estate Investment Trusts—0.2%
Simon Property Group, L.P. 5.250%, 12/01/16	3,000,000	2,847,908

Road & Rail—0.2%
Burlington Northern Santa Fe Corp. 5.900%, 07/01/12	1,000,000	1,004,770
CSX Corp. 6.750%, 03/15/11	200,000	206,576
7.900%, 05/01/17	500,000	554,795

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Road & Rail—(Continued)
Norfolk Southern Corp. 5.590%, 05/17/25	$144,000	$130,714
6.200%, 04/15/09	350,000	354,085
7.250%, 02/15/31	156,000	167,889

		2,418,829

Software—0.2%
Oracle Corp. 5.250%, 01/15/16	2,000,000	1,920,115

Specialty Retail—0.1%
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,038,998

U.S. Treasury—22.7%
U.S. Treasury Bonds 4.500%, 02/15/36 (a)	5,500,000	4,984,760
5.250%, 11/15/28 (a)	2,700,000	2,721,924
5.375%, 02/15/31 (a)	2,225,000	2,287,567
5.500%, 08/15/28 (a)	2,420,000	2,513,848
6.125%, 11/15/27 (a)	3,950,000	4,407,607
6.250%, 08/15/23 (a)	7,750,000	8,609,785
6.500%, 11/15/26 (a)	1,000,000	1,156,400
6.875%, 08/15/25 (a)	2,450,000	2,921,012
7.125%, 02/15/23 (a)	3,030,000	3,639,878
7.875%, 02/15/21 (a)	4,450,000	5,602,773
8.125%, 08/15/19 (a)	1,895,000	2,396,777
8.500%, 02/15/20 (a)	6,700,000	8,747,721
8.875%, 02/15/19 (a)	10,215,000	13,518,429
9.125%, 05/15/18 (a)	1,600,000	2,130,512
9.250%, 02/15/16 (a)	1,375,000	1,776,610
U.S. Treasury Notes 3.375%, 11/15/08 (a)	15,820,000	15,487,306
3.375%, 10/15/09 (a)	5,000,000	4,838,750
3.500%, 11/15/09 (a)	4,000,000	3,876,320
3.500%, 12/15/09 (a)	4,000,000	3,874,080
3.625%, 07/15/09 (a)	4,420,000	4,313,301
3.625%, 01/15/10 (a)	4,000,000	3,880,640
3.625%, 06/15/10 (a)	16,200,000	15,647,256
3.875%, 05/15/09 (a)	4,000,000	3,927,800
4.000%, 04/15/10 (a)	6,000,000	5,861,820
4.000%, 11/15/12 (a)	7,250,000	6,949,125
4.125%, 05/15/15 (a)	7,640,000	7,199,172
4.250%, 10/15/10 (a)	5,000,000	4,904,550
4.250%, 08/15/13 (a)	14,380,000	13,886,622
4.250%, 08/15/14 (a)	17,930,000	17,153,093
4.250%, 11/15/14 (a)	5,200,000	4,962,152
4.250%, 08/15/15 (a)	3,000,000	2,846,580
4.375%, 08/15/12 (a)	5,000,000	4,887,600
4.500%, 02/15/09 (a)	16,000,000	15,892,321
4.500%, 11/15/15 (a)	8,950,000	8,631,111
4.625%, 11/15/09 (a)	17,700,000	17,594,862
4.750%, 05/15/14 (a)	5,900,000	5,827,194
4.875%, 05/31/08 (a)	6,000,000	5,993,940

Security Description	Face Amount	Value*

U.S. Treasury—(Continued)
4.875%, 08/15/09 (a)	$13,900,000	$13,890,228
4.875%, 02/15/12 (a)	4,500,000	4,494,105
5.000%, 08/15/11 (a)	3,500,000	3,515,960
5.750%, 08/15/10 (a)	7,120,000	7,296,718
6.500%, 02/15/10 (a)	1,710,000	1,776,553

		276,824,762

Wireless Telecommunication Services—0.5%
AT&T Wireless Services, Inc. 8.125%, 05/01/12	500,000	550,123
Cingular Wireless Services, Inc. 8.750%, 03/01/31	300,000	374,658
Cingular Wireless, LLC 7.125%, 12/15/31	100,000	107,248
France Telecom S.A. 7.750%, 03/01/11 (b)	3,600,000	3,846,150
Vodafone Group, Plc. 7.750%, 02/15/10	1,150,000	1,209,323

		6,087,502

Yankee—1.2%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	344,844
Carnival Corp. 6.150%, 04/15/08	500,000	501,447
Encana Corp. 4.750%, 10/15/13	2,000,000	1,881,382
Hydro-Quebec 7.500%, 04/01/16	1,350,000	1,525,304
8.400%, 01/15/22	1,000,000	1,269,326
Intermediate American Development Bank 5.375%, 11/18/08	700,000	701,615
6.800%, 10/15/25	500,000	568,060
7.000%, 06/15/25	200,000	231,760
8.875%, 06/01/09	400,000	425,333
International Bank for Reconstruction & Development 8.875%, 03/01/26	535,000	731,589
National Australia Bank, Ltd. 6.600%, 12/10/07	350,000	351,821
Norsk Hydro A/S 6.700%, 01/15/18	300,000	318,130
6.800%, 01/15/28	1,350,000	1,453,599
Province of Nova Scotia 9.250%, 03/01/20	250,000	329,871
Province of Quebec 4.875%, 05/05/14 (a)	1,925,000	1,853,761
7.500%, 07/15/23 (a)	350,000	415,340
Tyco International Group S.A. 6.875%, 01/15/29	1,275,000	1,472,101

		14,375,283

Total Fixed Income (Identified Cost $1,230,360,345)		1,203,780,769

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Short Term Investments—1.6%

Security Description	Face Amount	Value*

Discount Notes—1.6%
Federal Home Loan Bank 4.800%, 07/02/07	$19,400,000	$19,397,413

Total Short Term Investments (Identified Cost $19,397,413)		19,397,413

Total Investments—100.2% (Identified Cost $1,249,757,758) (c)		1,223,178,182
Liabilities in excess of other assets		(1,971,000)

Total Net Assets—100%		$1,221,207,182

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $303,712,509 and the collateral received consisted of cash in the amount of $273,794,875 and securities with a market value of $ 34,830,866.
(b)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2007.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $1,249,757,758 and the composition of unrealized appreciation and depreciation of investment securities was $3,146,353 and $(29,725,929), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2007, the market value of 144A securities was $1,946,864, which is 0.2% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$1,223,178,182
Cash		69,565
Collateral for securities loaned		308,625,741
Receivable for:
Fund shares sold		10,201,365
Accrued interest		11,790,099

Total Assets		1,553,864,952
Liabilities
Payable for:
Fund shares redeemed	$962,981
Securities purchased	22,502,305
Return of collateral for securities loaned	308,625,741
Accrued expenses:
Management fees	241,257
Service and distribution fees	128,413
Other expenses	197,073

Total Liabilities		332,657,770

Net Assets		$1,221,207,182

Net assets consists of:
Capital paid in		$1,239,576,987
Undistributed net investment income		27,520,026
Accumulated net realized losses		(19,310,255)
Unrealized depreciation on investments		(26,579,576)

Net Assets		$1,221,207,182

Computation of offering price:
Class A
Net asset value and redemption price per share ($513,452,696 divided by 49,614,329 shares outstanding)		$10.35

Class B
Net asset value and redemption price per share ($528,213,988 divided by 51,746,042 shares outstanding)		$10.21

Class E
Net asset value and redemption price per share ($179,540,498 divided by 17,412,067 shares outstanding)		$10.31

Identified cost of investments		$1,249,757,758

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Interest		$30,476,944 (a)

Expenses
Management fees	$1,467,948
Service and distribution fees—Class B	615,652
Service and distribution fees—Class E	131,207
Directors’ fees and expenses	11,011
Custodian	71,329
Audit and tax services	15,859
Legal	7,169
Printing	153,318
Insurance	5,624
Miscellaneous	11,284

Total expenses	2,490,401
Management fee waivers	(35,231)	2,455,170

Net Investment Income		28,021,774

Realized and Unrealized Loss
Realized loss on:
Investments—net		(1,023,843)
Unrealized depreciation on:
Investments—net		(18,311,202)

Net loss		(19,335,045)

Net Increase in Net Assets From Operations		$8,686,729

(a)	Includes income on securities loaned of $118,459.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$28,021,774	$49,514,990
Net realized loss	(1,023,843)	(2,107,113)
Unrealized depreciation	(18,311,202)	(4,369,460)

Increase in net assets from operations	8,686,729	43,038,417

From Distributions to Shareholders
Net investment income
Class A	(23,636,498)	(22,640,441)
Class B	(22,205,073)	(16,460,107)
Class E	(7,821,668)	(7,653,204)

Total distributions	(53,663,239)	(46,753,752)

Increase in net assets from capital share transactions	109,282,380	90,246,793

Total increase in net assets	64,305,870	86,531,458

Net Assets
Beginning of the period	1,156,901,312	1,070,369,854

End of the period	$1,221,207,182	$1,156,901,312

Undistributed Net Investment Income
End of the period	$27,520,026	$53,161,491

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	5,206,941	$55,221,330	11,035,391	$117,421,224
Reinvestments	2,259,703	23,636,498	2,215,307	22,640,441
Redemptions	(5,399,199)	(57,521,286)	(14,245,276)	(150,836,696)

Net increase (decrease)	2,067,445	$21,336,542	(994,578)	$(10,775,031)

Class B
Sales	9,071,262	$95,103,449	16,664,194	$174,229,859
Reinvestments	2,149,571	22,205,073	1,631,329	16,460,107
Redemptions	(3,736,343)	(39,263,961)	(7,305,666)	(76,005,012)

Net increase	7,484,490	$78,044,561	10,989,857	$114,684,954

Class E
Sales	1,403,421	$14,757,860	1,912,590	$20,218,456
Reinvestments	749,920	7,821,668	751,050	7,653,204
Redemptions	(1,187,933)	(12,678,251)	(3,943,590)	(41,534,790)

Net increase (decrease)	965,408	$9,901,277	(1,279,950)	$(13,663,130)

Increase derived from capital share transactions		$109,282,380		$90,246,793

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.76		$10.81		$11.02	$10.93	$11.17	$10.46

Income From Investment Operations
Net investment income	0.52	(c)	0.49	(c)	0.49	0.46	0.45	0.47
Net realized and unrealized gain (loss) of investments	(0.42	)(c)	(0.07	)(c)	(0.27)	(0.02)	(0.06)	0.57

Total from investment operations	0.10		0.42		0.22	0.44	0.39	1.04

Less Distributions
Distributions from net investment income	(0.51)		(0.47)		(0.43)	(0.35)	(0.63)	(0.33)

Total distributions	(0.51)		(0.47)		(0.43)	(0.35)	(0.63)	(0.33)

Net Asset Value, End of Period	$10.35		$10.76		$10.81	$11.02	$10.93	$11.17

Total Return (%)	0.8	(a)	4.1		2.1	4.1	3.6	10.2
Ratio of operating expenses to average net assets (%)	0.29	(b)	0.31		0.31	0.32	0.34	0.34
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.30	(b)	0.32		0.31	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.90	(b)	4.64		4.30	4.42	4.44	5.14
Portfolio turnover rate (%)	24	(b)	18		23	27	46	48
Net assets, end of period (000)	$513,453		$511,541		$524,878	$550,456	$500,629	$346,774

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.60		$10.66		$10.87	$10.79	$11.04	$10.37

Income From Investment Operations
Net investment income	0.49	(c)	0.46	(c)	0.36	0.36	0.40	0.38
Net realized and unrealized gain (loss) of investments	(0.41	)(c)	(0.08	)(c)	(0.16)	0.04	(0.04)	0.61

Total from investment operations	0.08		0.38		0.20	0.40	0.36	0.99

Less Distributions
Distributions from net investment income	(0.47)		(0.44)		(0.41)	(0.32)	(0.61)	(0.32)

Total distributions	(0.47)		(0.44)		(0.41)	(0.32)	(0.61)	(0.32)

Net Asset Value, End of Period	$10.21		$10.60		$10.66	$10.87	$10.79	$11.04

Total Return (%)	0.7	(a)	3.8		1.9	3.8	3.4	9.9
Ratio of operating expenses to average net assets (%)	0.54	(b)	0.56		0.56	0.57	0.59	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.55	(b)	0.57		0.56	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.65	(b)	4.40		4.06	4.16	4.20	4.89
Portfolio turnover rate (%)	24	(b)	18		23	27	46	48
Net assets, end of period (000)	$528,214		$469,212		$354,652	$170,958	$73,938	$45,788

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.71		$10.77		$10.97	$10.89	$11.14	$10.45

Income From Investment Operations
Net investment income	0.50	(c)	0.47	(c)	0.46	0.44	0.52	0.45
Net realized and unrealized gain (loss) of investments	(0.41	)(c)	(0.07	)(c)	(0.25)	(0.02)	(0.15)	0.57

Total from investment operations	0.09		0.40		0.21	0.42	0.37	1.02

Less Distributions
Distributions from net investment income	(0.49)		(0.46)		(0.41)	(0.34)	(0.62)	(0.33)

Total distributions	(0.49)		(0.46)		(0.41)	(0.34)	(0.62)	(0.33)

Net Asset Value, End of Period	$10.31		$10.71		$10.77	$10.97	$10.89	$11.14

Total Return (%)	0.8	(a)	3.9		2.0	3.9	3.5	10.1
Ratio of operating expenses to average net assets (%)	0.44	(b)	0.46		0.46	0.47	0.49	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.45	(b)	0.47		0.46	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.75	(b)	4.49		4.15	4.26	4.29	4.90
Portfolio turnover rate (%)	24	(b)	18		23	27	46	48
Net assets, end of period (000)	$179,540		$176,149		$190,840	$200,270	$115,749	$32,511

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Lehman Brothers Aggregate Bond Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

MSF-18

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For

MSF-19

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/10	Expiring 12/31/09	Expiring 12/31/08	Expiring 12/31/07	Total
$4,808,149	$3,790,866	$499,465	$449,093	$612,878	$223,967	$38,207	$10,422,625

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$46,753,752	$37,577,385	$—	$—	$—	$—	$46,753,752	$37,577,385

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$53,161,491	$—	$(15,608,209)	$(10,422,625)	$27,130,657

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-20

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$175,342,351	$47,140,807	$93,770,607	$45,991,563

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Lehman Brothers Aggregate Bond Index	$1,432,717	0.250%	Of all assets

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Effective April 30, 2007, MetLife Advisers entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the period ended June 30, 2007 were $48,256. Prior to April 30, 2007, MetLife served as subadviser to the Portfolio and for the period January 1, 2007 through April 30, 2007, fees earned by MetLife were $92,667.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.006%	All assets

Amounts waived for the six months ended June 30, 2007 are shown as management fee waivers in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is

MSF-21

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-22

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Approval of New Subadvisory Agreements—(Unaudited)

At the April 25-26, 2007 joint meeting of the Boards of Directors/Trustees (collectively, the “Board,” composed of “Directors”) of Metropolitan Series Fund, Inc. (the “Fund”) and Metropolitan Series Fund II (“Met Series Fund II” and, together with the Fund, the “Funds”), the Board considered a proposal to change the subadviser for the MetLife Stock Index Portfolio, MetLife Mid Cap Stock Portfolio, Russell 2000 Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio and Morgan Stanley EAFE Index Portfolio, each a series of the Fund, and MetLife Stock Index Portfolio II, a series of Metropolitan Series Fund II (each such Portfolio, collectively, the “Index Portfolios”), from Metropolitan Life Insurance Company (“MetLife”) to MetLife Investment Advisors Company, LLC (“MLIAC”), a wholly-owned subsidiary of MetLife. The proposed subadviser change did not result in a “change of actual control or management” for purposes of applicable Securities and Exchange Commission rules and guidance, and thus did not require shareholder approval.

MetLife informed the Board that its intent was to have MLIAC assume MetLife’s responsibilities for providing investment advisory services to certain registered funds, including the Index Portfolios, and for MetLife subsequently to deregister as an investment adviser. It was noted that, other than the change to MLIAC, the proposed subadvisory agreements were identical to the existing subadvisory agreements with MetLife, and that the same persons at MetLife as were responsible for managing the Index Portfolios would be responsible for such Portfolios at MLIAC. As described more fully in the Index Portfolios’ Annual Reports dated December 31, 2006, when approving the continuation of the subadvisory agreements of the Index Portfolios with MetLife at the Board’s November 7-8, 2006 meeting, the Board considered, among other things and as relevant: (i) the nature, extent and quality of the services provided to the Index Portfolios under those subadvisory agreements; (ii) the investment performance of the Index Portfolios; (iii) the costs of the services to be provided and profits to be realized by MetLife and its affiliates from their relationships with the Portfolios; (iv) whether there were any economies of scale in the provision of services by MetLife and whether such economies would be shared with the relevant Portfolios; and (v) such other factors as the Board found relevant. Because the proposed subadvisory agreements with MLIAC, including the proposed scope of the services to be provided to the Index Portfolios, were identical to the subadvisory agreements with MetLife, and the same persons at MetLife as were responsible for managing the Index Portfolios would be responsible for such Portfolios at MLIAC, the Board did not reconsider the aforementioned factors. The Board did, however, consider and approve the compliance policies and procedures and code of ethics of MLIAC. The Board also considered that, although MLIAC’s own financial resources are less substantial than MetLife’s, both MLIAC and the Index Portfolio’s adviser, MetLife Advisers, LLC, are indirect subsidiaries of MetLife’s parent company, MetLife, Inc., and that MetLife and MetLife, Inc. will continue to have a substantial reputational interest in the Funds even after MetLife ceases to act as subadviser for the Index Portfolios.

Based on their evaluation of all factors that they deemed to be material as discussed above, and assisted by the advice of independent counsel, the Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds, present at the meeting concluded that the proposed subadvisory agreements between MetLife Advisers, LLC and MLIAC with respect to the Index Portfolios were in the best interests of such Portfolios and, therefore, unanimously approved such agreements, effective April 30, 2007.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Metropolitan Series Fund, Inc. Loomis Sayles Small Cap Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Loomis Small Cap Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Loomis Sayles Small Cap Portfolio returned 13.0%, compared to its benchmark, the Russell 2000 Index1, which returned 6.5%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe2 , was 8.3% over the same period.

PORTFOLIO REVIEW

The Portfolio’s investment management process remained consistent over the six-month period ending June 30, 2007. We continued to emphasize high-quality small-cap growth and value investments that hold potential for above-average capital appreciation. The Portfolio continued to be relatively balanced between companies that we believed offered outsized growth potential and misunderstood or undiscovered companies that we saw as representing compelling values. As the economy started the year in deceleration mode, we positioned the Portfolio accordingly. Weightings in capital spending areas such as Technology were increased, given our belief in the market’s propensity to pay a premium for companies that can grow in a softer environment. Technology continued to benefit from the capital-spending boom that has been occurring on a global level. We believe that valuations have been reasonable, profit growth strong, and balance sheets as healthy as we’ve witnessed in over a decade. Other areas of the economy have seen significant headwinds, primarily in interest rate-sensitive segments. We reduced the Portfolio’s exposure to Financials as the housing market and mortgage food chain began to feel the initial effects of the subprime decline. This weakness, along with continued pressure from higher energy prices, also led us to reduce exposure to the Consumer Discretionary sector.

Stock selection was the primary driver of Portfolio performance, which exceeded the benchmark and peer group average. The broader aspect of sector allocation also contributed positively to performance relative to the benchmark. Technology, Consumer Discretionary, and Materials and Processing represented the strongest contributing sectors, while Utilities detracted from absolute performance. The two predominant themes of capital spending beneficiaries and merger and acquisition candidates drove performance in the first half of the year. aQuantive was the top Portfolio gainer for the period, appreciating 158%. Microsoft announced the acquisition of this digital marketing services player on May 18th for an 80% premium to the prior day’s closing price. CommScope, a manufacturer of broadband cable and electronics for communications and enterprise networks, was also a significant contributor to performance. Strong demand from telecommunications and cable TV service providers continued as they competed for subscribers with new services. Enterprise demand also increased as corporations were spending to expand data network capacity. PeopleSupport and ICT Group were the largest performance detractors in the first half. PeopleSupport, a provider of business process outsourcing, fell significantly in the first quarter after the company reported a significant decrease in margins despite robust top-line results. Shares of call center services provider ICT Group fell when the company significantly lowered its earnings and revenue forecast for the first quarter. Both of these negative contributors were sold from the Portfolio to prevent further losses.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

Average Annual Returns as of June 30, 2007

	Loomis Sayles Small Cap Portfolio			Russell 2000 Index
	Class A	Class B	Class E
6 Months	13.0%	12.9%	12.9%	6.5%
1 Year	20.5	20.2	20.3	16.4
5 Years	13.3	—	13.1	13.9
10 Years	9.3	—	—	9.1
Since Inception	—	16.5	9.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/2/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
Moog, Inc.	1.2%
Waste Connections, Inc.	1.0%
Helix Energy Solutions Group, Inc.	1.0%
RBC Bearings, Inc.	0.9%
Wright Express Corp.	0.8%
The Advisory Board Co.	0.8%
General Cable Corp.	0.8%
Advanta Corp. (Class B)	0.7%
UGI Corp.	0.7%
CommScope, Inc.	0.7%

Top Sectors

% of Total Net Assets
Industrials	20.4%
Information Technology	18.6%
Consumer Discretionary	16.0%
Financials	14.8%
Health Care	10.9%
Energy	5.5%
Materials	3.9%
Utilities	2.8%
Consumer Staples	2.3%
Telecommunication Services	1.2%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Loomis Sayles Small Cap—Class A(a)	Actual	0.90%	$1,000.00	$1,129.90	$4.75
	Hypothetical	0.90%	$1,000.00	$1,020.27	$4.51

Loomis Sayles Small Cap—Class B(a)	Actual	1.15%	$1,000.00	$1,128.50	$6.07
	Hypothetical	1.15%	$1,000.00	$1,019.02	$5.76

Loomis Sayles Small Cap—Class E(a)	Actual	1.05%	$1,000.00	$1,129.10	$5.54
	Hypothetical	1.05%	$1,000.00	$1,019.52	$5.26

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—96.4% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.7%
AAR Corp. (a)	70,955	$2,342,225
American Science & Engineering, Inc. (a) (b)	22,325	1,269,176
Argon, Inc. (a) (b)	62,428	1,448,954
Moog, Inc.	147,349	6,499,564
Teledyne Technologies, Inc. (b)	67,938	3,121,751

		14,681,670

Auto Components—0.3%
Gentex Corp.	92,850	1,828,217

Automobiles—0.2%
Winnebago Industries, Inc. (a)	37,175	1,097,406

Biotechnology—1.6%
BioMarin Pharmaceutical, Inc. (a) (b)	80,425	1,442,824
Indevus Pharmaceuticals, Inc. (a)	218,898	1,473,184
Metabolix, Inc. (a) (b)	63,193	1,581,721
Myriad Genetics, Inc. (a) (b)	40,850	1,519,211
Pharmion Corp. (a) (b)	50,862	1,472,455
Theravance, Inc. (a) (b)	36,755	1,176,160

		8,665,555

Building Products—0.8%
Armstrong World Industries, Inc.	60,971	3,057,696
Griffon Corp. (a) (b)	64,836	1,412,128

		4,469,824

Capital Markets—1.5%
FCStone Group, Inc. (a)	35,727	2,047,514
GFI Group, Inc. (a) (b)	38,125	2,763,300
JMP Group, Inc.	69,718	728,553
Penson Worldwide, Inc. (b)	43,388	1,064,308
Stifel Financial Corp. (a)	31,575	1,859,452

		8,463,127

Chemicals—1.5%
Cytec Industries, Inc.	45,465	2,899,303
FMC Corp.	21,675	1,937,528
Minerals Technologies, Inc. (a)	25,592	1,713,385
Spartech Corp.	58,875	1,563,131

		8,113,347

Commercial Banks—3.3%
CVB Financial Corp. (a)	126,266	1,404,078
East West Bancorp, Inc.	63,600	2,472,768
First Community Bancorp, Inc.	37,348	2,136,679
First Midwest Bancorp, Inc. (a)	47,385	1,682,641
First State Bancorp	97,632	2,078,585
IBERIABANK Corp. (a)	36,498	1,804,826
Pennsylvania Commerce Bancorp, Inc. (a) (b)	34,100	962,643
Signature Bank (b)	70,250	2,395,525
Sterling Bancshares, Inc.	146,037	1,651,679
United Community Bank, Inc. (a)	59,027	1,528,209

		18,117,633

Security Description	Shares	Value*

Commercial Services & Supplies—7.5%
American Ecology Corp. (a)	63,907	$1,368,888
American Reprographics Co. (a) (b)	76,272	2,348,415
FTI Consulting, Inc. (a)	93,981	3,574,098
Huron Consulting Group, Inc. (a) (b)	22,538	1,645,499
IHS, Inc. (b)	66,701	3,068,246
Innerworkings, Inc. (a) (b)	107,271	1,718,482
Interface, Inc.	146,312	2,759,444
Kenexa Corp. (a) (b)	73,390	2,767,537
McGrath Rentcorp	98,196	3,308,223
Navigant Consulting, Inc. (a) (b)	47,488	881,377
On Assignment, Inc. (b)	208,846	2,238,829
Rollins, Inc. (a)	152,085	3,462,976
Standard Parking Corp. (a) (b)	55,972	1,966,296
The Advisory Board Co. (b)	75,853	4,214,393
Waste Connections, Inc. (b)	176,735	5,344,466

		40,667,169

Communications Equipment—3.5%
Adtran, Inc.	39,825	1,034,255
Anaren, Inc. (a) (b)	98,875	1,741,189
C-COR, Inc. (b)	134,762	1,894,754
CommScope, Inc. (a) (b)	63,915	3,729,440
Foundry Networks, Inc. (b)	166,705	2,777,305
Harmonic, Inc. (a)	184,775	1,638,954
Harris Stratex Networks, Inc. (a)	117,801	2,118,062
Sirenza Microdevices, Inc. (a) (b)	202,463	2,403,236
Sonus Networks, Inc. (a) (b)	209,571	1,785,545

		19,122,740

Computers & Peripherals—1.1%
Brocade Communications Systems, Inc.	273,947	2,142,266
Electronics for Imaging, Inc. (b)	92,600	2,613,172
Imation Corp.	30,356	1,118,922

		5,874,360

Construction & Engineering—0.7%
Insituform Technologies, Inc. (a) (b)	103,175	2,250,247
Michael Baker Corp.	43,788	1,626,724

		3,876,971

Construction Materials—0.6%
Eagle Materials, Inc.	24,480	1,200,744
Texas Industries, Inc. (a)	24,714	1,937,825

		3,138,569

Consumer Finance—1.6%
Advanta Corp. (Class B)	130,242	4,055,736
Dollar Financial Corp. (a) (b)	90,033	2,565,941
First Cash Financial Services (b)	97,687	2,289,783

		8,911,460

Containers & Packaging—0.2%
Rock Tennessee Co.	39,942	1,266,960

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Distributors—0.5%
LKQ Corp. (a) (b)	118,200	$2,914,812

Diversified Consumer Services—2.5%
Bright Horizons Family Solutions, Inc. (b)	60,643	2,359,619
DeVry, Inc. (b)	86,720	2,950,214
New Oriental Education & Technology (ADR)	43,792	2,352,506
Sotheby’s Holdings, Inc. (Class A) (a)	28,146	1,295,279
Steiner Leisure, Ltd. (b)	53,450	2,625,464
Vertrue, Inc. (a) (b)	39,715	1,937,298

		13,520,380

Diversified Financial Services—0.4%
Genesis Lease, Ltd. (ADR)	82,475	2,259,815

Diversified Telecommunication Services—0.7%
Cbeyond, Inc. (b)	30,217	1,163,657
Cogent Communications Group, Inc. (b)	66,249	1,978,857
Iowa Telecommunications Services, Inc. (a)	22,855	519,494

		3,662,008

Electric Utilities—1.3%
Allete, Inc. (a)	45,520	2,141,716
ITC Holdings Corp. (a)	85,086	3,457,044
Portland General Electric Co. (a)	50,250	1,378,860

		6,977,620

Electrical Equipment—1.8%
General Cable Corp.	54,241	4,108,756
Hubbell, Inc. (Class B)	46,775	2,536,140
II-VI, Inc. (a) (b)	79,891	2,170,638
The Lamson & Sessions Co. (a)	45,473	1,208,218

		10,023,752

Electronic Equipment & Instruments—2.2%
Anixter International, Inc. (a) (b)	41,650	3,132,497
Excel Technology, Inc. (b)	55,215	1,542,707
IPG Photonics Corp. (a) (b)	78,415	1,564,379
Keithley Instruments, Inc.	4,379	54,956
Kemet Corp. (a) (b)	204,478	1,441,570
Littelfuse, Inc. (b)	49,773	1,680,834
Rofin-Sinar Technologies, Inc. (b)	24,975	1,723,275
X-Rite, Inc. (a)	55,102	813,857

		11,954,075

Energy Equipment & Services—2.2%
Dresser-Rand Group, Inc. (b)	64,375	2,542,813
Oceaneering International, Inc. (b)	44,312	2,332,584
T-3 Energy Services, Inc.	72,011	2,408,768
Tesco Corp. (b)	57,459	1,812,831
Tetra Technologies, Inc. (b)	24,082	679,112
Universal Compression Holdings, Inc. (a) (b)	30,315	2,196,928

		11,973,036

Security Description	Shares	Value*

Food & Staples Retailing—1.0%
Casey’s General Stores, Inc.	57,675	$1,572,220
Winn-Dixie Stores, Inc. (a) (b)	126,673	3,711,519

		5,283,739

Food Products—0.8%
J & J Snack Foods Corp.	49,179	1,856,015
Ralcorp Holdings, Inc. (b)	42,446	2,268,739

		4,124,754

Gas Utilities—0.7%
UGI Corp.	142,925	3,898,994

Health Care Equipment & Supplies—3.9%
Arrow International, Inc.	59,575	2,280,531
Conceptus, Inc. (a)	70,416	1,363,958
Hologic, Inc. (a) (b)	43,825	2,423,961
Inverness Medical Innovations, Inc. (a) (b)	59,527	3,037,068
Kyphon, Inc. (a) (b)	50,296	2,421,752
Meridian Bioscience, Inc.	103,500	2,241,810
NuVasive, Inc. (a) (b)	101,608	2,744,432
PolyMedica Corp. (a)	64,147	2,620,405
West Pharmaceutical Services, Inc. (a)	41,059	1,935,932

		21,069,849

Health Care Providers & Services—2.8%
Corvel Corp.	7,870	205,722
Health Management Associates, Inc. (Class A)	120,956	1,374,060
Healthspring, Inc. (b)	29,058	553,845
inVentiv Health, Inc. (b)	90,400	3,309,544
LHC Group, Inc. (a) (b)	61,788	1,618,846
NovaMed, Inc. (a) (b)	233,800	1,414,490
Option Care, Inc. (a)	111,025	1,709,785
Radiation Therapy Services, Inc. (a) (b)	80,006	2,107,358
Sun Healthcare Group, Inc. (a) (b)	212,164	3,074,256

		15,367,906

Health Care Technology—1.6%
Allscripts Heathcare Solutions, Inc. (a) (b)	87,262	2,223,436
Phase Forward, Inc. (b)	145,183	2,443,430
Systems Xcellence, Inc. (b)	65,865	1,894,936
Vital Images, Inc. (b) (a) (b)	72,199	1,960,925

		8,522,727

Hotels, Restaurants & Leisure—2.8%
Bob Evans Farms, Inc.	53,923	1,987,063
CEC Entertainment, Inc. (b)	43,884	1,544,717
Chipotle Mexican Grill, Inc. (Class A) (a) (b)	20,561	1,753,442
Cosi, Inc.	194,108	885,132
Life Time Fitness, Inc. (a) (b)	48,411	2,576,918
McCormick & Schmick’s Seafood Restaurants, Inc. (b)	84,275	2,186,093
Morton’s Restaurant Group, Inc. (b)	39,779	720,398
Pinnacle Entertainment, Inc. (b)	75,310	2,119,976
Triarc Cos., Inc.	103,039	1,617,712

		15,391,451

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—0.6%
Jarden Corp. (b)	56,358	$2,423,958
Sealy Corp. (a)	45,596	753,246

		3,177,204

Industrial Conglomerates—0.1%
Walter Industries, Inc. (a)	23,580	682,877

Insurance—4.9%
American Equity Investment Life (a)	171,625	2,073,230
Arch Capital Group, Ltd. (b)	36,550	2,651,337
Argonaut Group, Inc.	58,740	1,833,275
Delphi Financial Group, Inc.	66,043	2,761,918
Employers Holdings, Inc.	75,695	1,607,762
First Mercury Financial Corp. (b)	72,300	1,516,131
Midland Co. (a)	36,167	1,697,679
National Financial Partners Corp. (a)	74,886	3,467,971
ProAssurance Corp. (b)	40,625	2,261,594
RLI Corp.	42,975	2,404,451
The Navigators Group, Inc. (b)	41,700	2,247,630
United Fire & Casualty Co.	55,050	1,947,669

		26,470,647

Internet Software & Services—1.1%
Online Resources Corp. (a) (b)	140,100	1,538,298
VistaPrint, Ltd. (a) (b)	70,291	2,688,631
Vocus, Inc. (b)	67,338	1,690,857

		5,917,786

IT Services—2.0%
Broadridge Financial Solutions, Inc. (b)	125,462	2,398,833
Perot Systems Corp. (Class A) (b)	147,400	2,511,696
Syntel, Inc. (a)	55,893	1,698,588
Wright Express Corp. (b)	130,750	4,480,803

		11,089,920

Leisure Equipment & Products—0.6%
Smith & Wesson Holding Corp. (a) (b)	148,175	2,481,931
Steinway Musical Instruments, Inc. (b)	27,944	966,583

		3,448,514

Life Sciences Tools & Services—0.6%
Exelixis, Inc. (b)	138,292	1,673,333
PerkinElmer, Inc.	62,972	1,641,051

		3,314,384

Machinery—5.3%
Actuant Corp. (a)	53,780	3,391,367
Albany International Corp. (Class A) (a)	72,840	2,945,650
Barnes Group, Inc. (a)	55,057	1,744,206
CLARCOR, Inc.	65,730	2,460,274
Commercial Vehicle Group, Inc. (b)	67,200	1,251,936
ESCO Technologies, Inc. (a) (b)	24,449	886,521
Harsco Corp.	53,400	2,776,800
Kadant, Inc. (b)	56,511	1,763,143

Security Description	Shares	Value*

Machinery—(Continued)
LB Foster Co. (a)	36,843	$1,056,657
Mueller Water Products, Inc. (a)	122,467	2,089,287
Nordson Corp.	28,897	1,449,474
RBC Bearings, Inc. (b)	115,238	4,753,567
The Middleby Corp. (a)	36,020	2,154,716

		28,723,598

Media—3.0%
Alloy, Inc. (b)	116,317	1,163,170
Entravision Communications Corp. (Class A) (b)	196,566	2,050,183
Interactive Data Corp. (b)	70,908	1,898,916
John Wiley & Sons, Inc.	70,925	3,424,968
Journal Communications, Inc.	170,270	2,215,213
Knology, Inc. (a) (b)	105,491	1,832,379
Live Nation, Inc. (b)	102,278	2,288,982
National CineMedia, Inc.	51,950	1,455,119

		16,328,930

Metals & Mining—1.6%
Chaparral Steel Co.	33,429	2,402,542
Haynes International, Inc. (b)	9,943	839,487
Northwest Pipe Co. (a) (b)	74,003	2,632,287
Reliance Steel & Aluminum Co.	49,100	2,762,366

		8,636,682

Multi-Utilities—0.4%
NorthWestern Corp. (a)	60,354	1,919,861

Multiline Retail—0.6%
Dollar Tree Stores, Inc. (b)	77,560	3,377,738

Oil, Gas & Consumable Fuels—3.3%
Arena Resources, Inc. (a) (b)	35,025	2,035,303
ATP Oil & Gas Corp. (b)	20,198	982,431
Denbury Resources, Inc. (b)	48,725	1,827,187
Helix Energy Solutions Group, Inc. (b)	133,472	5,326,867
Mariner Energy, Inc. (b)	100,125	2,428,031
Penn Virginia Corp.	52,238	2,099,968
PetroHawk Energy Corp. (a) (b)	112,395	1,782,585
TXCO Resources, Inc. (a)	169,684	1,744,352

		18,226,724

Personal Products—0.5%
Alberto-Culver Co.	120,332	2,854,275

Pharmaceuticals—0.5%
Perrigo Co.	66,940	1,310,685
Sciele Pharma, Inc.	63,568	1,497,662

		2,808,347

Real Estate Investment Trusts—2.3%
BioMed Realty Trust, Inc.	86,900	2,182,928
Corporate Office Properties Trust (a)	54,971	2,254,361
Health Care REIT, Inc. (a)	37,570	1,516,325

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Kite Realty Group Trust	126,775	$2,411,261
LaSalle Hotel Properties	61,175	2,656,218
Potlatch Corp. (a)	38,108	1,640,549

		12,661,642

Real Estate Management & Development—0.4%
Jones Lang LaSalle, Inc.	19,930	2,262,055

Road & Rail—0.8%
Celadon Group, Inc. (a) (b)	68,495	1,089,071
Genesee & Wyoming, Inc. (b)	46,975	1,401,734
Laidlaw International, Inc.	46,588	1,609,615

		4,100,420

Semiconductors & Semiconductor Equipment—4.5%
ATMI, Inc. (a) (b)	63,243	1,897,290
Cavium Networks, Inc. (a)	62,460	1,412,845
Cohu, Inc.	67,979	1,512,533
Cypress Semiconductor Corp. (b)	81,194	1,891,008
Diodes, Inc. (a) (b)	33,242	1,388,518
Entegris, Inc. (a) (b)	190,370	2,261,596
Fairchild Semiconductor International, Inc. (b)	85,089	1,643,920
Netlogic Microsystems, Inc. (a) (b)	79,422	2,528,797
Pericom Semiconductor Corp. (b)	58,565	653,585
Rudolph Technologies, Inc. (a) (b)	113,204	1,880,318
Tessera Technologies, Inc. (b)	76,905	3,118,498
Verigy, Ltd. (b)	86,000	2,460,460
Volterra Semiconductor Corp. (a) (b)	122,400	1,738,080

		24,387,448

Software—4.5%
Blackboard, Inc. (a) (b)	62,243	2,621,675
Epicor Software Corp. (b)	62,089	923,264
Glu Mobile, Inc. (a) (b)	140,342	1,950,754
Informatica Corp. (b)	164,100	2,423,757
Intervoice, Inc. (a) (b)	122,095	1,017,051
Opsware, Inc. (a) (b)	259,040	2,463,470
Progress Software Corp. (b)	60,698	1,929,590
Quest Software, Inc. (b)	161,765	2,618,975
Radiant Systems, Inc. (a) (b)	100,330	1,328,369
Sybase, Inc. (b)	54,307	1,297,394
Taleo Corp. (b)	73,159	1,648,272
The Ultimate Software Group, Inc. (a) (b)	96,250	2,784,513
Tyler Technologies, Inc. (a)	129,234	1,603,794

		24,610,878

Specialty Retail—2.2%
Dick’s Sporting Goods, Inc. (a) (b)	34,269	1,993,428
Jo-Ann Stores, Inc. (a) (b)	84,442	2,400,686
Lithia Motors, Inc. (a)	26,325	667,075
Pier 1 Imports, Inc. (a)	141,706	1,203,084
Rent-A-Center, Inc. (a) (b)	65,607	1,720,872
Sally Beauty Holdings, Inc. (b)	166,172	1,495,548
Sonic Automotive, Inc. (a)	86,500	2,505,905

		11,986,598

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—2.6%
Fossil, Inc. (b)	107,823	$3,179,700
Hanesbrands, Inc. (b)	63,900	1,727,217
Movado Group, Inc.	79,562	2,684,422
Phillips-Van Heusen Corp.	31,924	1,933,637
Quiksilver, Inc. (a) (b)	122,388	1,729,342
Volcom, Inc. (a) (b)	57,000	2,857,410

		14,111,728

Thrifts & Mortgage Finance—0.3%
PFF Bancorp, Inc.	63,425	1,771,460

Trading Companies & Distributors—0.4%
Aircastle, Ltd.	58,001	2,309,020

Water Utilities—0.4%
American State Water Co. (a)	35,450	1,260,956
Middlesex Water Co.	55,171	1,059,835

		2,320,791

Wireless Telecommunication Services—0.6%
SBA Communications Corp. (b)	90,325	3,034,017

Total Common Stock (Identified Cost $413,776,814)		525,773,470

Short Term Investments—3.7%
Security Description	Face Amount	Value*

Commercial Paper—3.7%
New Center Asset Trust 3.750%, 07/02/07	$20,309,000	20,306,885

Total Short Term Investments (Identified Cost $20,306,885)		20,306,885

Total Investments—100.1% (Identified Cost $434,083,699) (c)		546,080,355
Liabilities in excess of other assets		(402,897)

Total Net Assets—100%		$545,677,458

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $136,457,491 and the collateral received consisted of cash in the amount of $140,393,911 and securities with a market value of $95,802.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $434,083,699 and the composition of unrealized appreciation and depreciation of investment securities was $117,862,102 and $(5,865,446), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$546,080,355
Cash		396
Collateral for securities loaned		140,489,713
Receivable for:
Securities sold		1,531,773
Fund shares sold		905,738
Accrued interest and dividends		383,210

Total Assets		689,391,185
Liabilities
Payable for:
Fund shares redeemed	$908,911
Securities purchased	1,791,010
Return of collateral for securities loaned	140,489,713
Accrued expenses:
Management fees	380,222
Service and distribution fees	25,980
Deferred directors’ fees	25,631
Other expenses	92,260

Total Liabilities		143,713,727

Net Assets		$545,677,458

Net assets consists of:
Capital paid in		$394,822,288
Undistributed net investment loss		(221,133)
Accumulated net realized gains		39,079,647
Unrealized appreciation on investments		111,996,656

Net Assets		$545,677,458

Computation of offering price:
Class A
Net asset value and redemption price per share ($392,104,093 divided by 1,567,933 shares outstanding)		$250.08

Class B
Net asset value and redemption price per share ($88,949,954 divided by 360,731 shares outstanding)		$246.58

Class E
Net asset value and redemption price per share ($64,623,411 divided by 260,830 shares outstanding)		$247.76

Identified cost of investments		$434,083,699

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$1,738,642
Interest		454,967	(a)

		2,193,609
Expenses
Management fees	$2,323,596
Service and distribution fees—Class B	95,638
Service and distribution fees—Class E	46,215
Directors’ fees and expenses	13,958
Custodian	28,575
Audit and tax services	15,860
Legal	3,216
Printing	66,779
Insurance	2,388
Miscellaneous	7,830

Total expenses	2,604,055
Expense reductions	(17,326)
Management fee waivers	(129,401)	2,457,328

Net Investment Loss		(263,719)

Realized and Unrealized Gain
Realized gain on:
Investments—net		39,505,857
Unrealized appreciation on:
Investments—net		24,203,683

Net gain		63,709,540

Net Increase in Net Assets From Operations		$63,445,821

(a)	Includes income on securities loaned of $144,643.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income (loss)	$(263,719)	$672,037
Net realized gain	39,505,857	59,329,511
Unrealized appreciation	24,203,683	10,378,151

Increase in net assets from operations	63,445,821	70,379,699

From Distributions to Shareholders
Net investment income
Class A	(315,188)	0

	(315,188)	0

Net realized gain
Class A	(43,303,902)	(32,197,782)
Class B	(9,064,930)	(3,394,432)
Class E	(7,088,373)	(5,098,161)

	(59,457,205)	(40,690,375)

Total distributions	(59,772,393)	(40,690,375)

Increase in net assets from capital share transactions	42,859,179	42,258,597

Total increase in net assets	46,532,607	71,947,921

Net Assets
Beginning of the period	499,144,851	427,196,930

End of the period	$545,677,458	$499,144,851

Undistributed Net Investment Income (Loss)
End of the period	$(221,133)	$357,774

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	223,611	$57,704,505	334,929	$81,454,033
Reinvestments	181,587	43,619,090	131,468	32,197,782
Redemptions	(328,865)	(84,203,349)	(483,757)	(116,923,162)

Net increase (decrease)	76,333	$17,120,246	(17,360)	$(3,271,347)

Class B
Sales	74,536	$18,655,363	184,495	$44,212,938
Reinvestments	38,255	9,064,930	14,005	3,394,432
Redemptions	(25,474)	(6,341,828)	(35,004)	(8,256,711)

Net increase	87,317	$21,378,465	163,496	$39,350,659

Class E
Sales	22,556	$5,685,519	61,619	$15,109,940
Reinvestments	29,777	7,088,373	20,970	5,098,161
Redemptions	(33,406)	(8,413,424)	(59,214)	(14,028,816)

Net increase	18,927	$4,360,468	23,375	$6,179,285

Increase derived from capital share transactions		$42,859,179		$42,258,597

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$249.37		$232.80	$220.60	$189.55	$138.89	$177.25

Income From Investment Operations
Net investment income (loss)	(0.12	)(e)	0.45	0.11	(0.27)	(0.34)	0.14
Net realized and unrealized gain (loss) of investments	31.28	(e)	37.97	14.79	31.32	51.00	(38.32)

Total from investment operations	31.16		38.42	14.90	31.05	50.66	(38.18)

Less Distributions
Distributions from net investment income	(0.22)		0.00	0.00	0.00	0.00	(0.18)
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00	0.00

Total distributions	(30.45)		(21.85)	(2.70)	0.00	0.00	(0.18)

Net Asset Value, End of Period	$250.08		$249.37	$232.80	$220.60	$189.55	$138.89

Total Return (%)	13.0	(b)	16.7	6.9	16.4	36.5	(21.6)
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	(c)	0.93	0.94	0.98	0.99	0.97
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.89	(c)	0.92	0.91	0.95	N/A	0.97
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.95	(c)	0.98	0.94	0.98	0.99	0.97
Ratio of net investment income (loss) to average net assets (%)	(0.05	)(c)	0.18	0.05	(0.13)	(0.21)	0.14
Portfolio turnover rate (%)	56	(c)	76	101	135	118	99
Net assets, end of period (000)	$392,104		$371,963	$351,279	$368,666	$348,406	$281,477

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$246.37		$230.75	$219.20	$188.59	$138.20	$144.89

Income From Investment Operations
Net investment income (loss)	(0.72	)(e)	0.12	(0.25)	0.08	(0.24)	0.00
Net realized and unrealized gain (loss) of investments	31.16	(e)	37.35	14.50	30.53	50.63	(6.69)

Total from investment operations	30.44		37.47	14.25	30.61	50.39	(6.69)

Less Distributions
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00	0.00

Total distributions	(30.23)		(21.85)	(2.70)	0.00	0.00	0.00

Net Asset Value, End of Period	$246.58		$246.37	$230.75	$219.20	$188.59	$138.20

Total Return (%)	12.9	(b)	16.4	6.7	16.2	36.5	(4.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.15	(c)	1.18	1.19	1.23	1.24	1.22	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.14	(c)	1.17	1.17	1.20	N/A	1.22	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.20	(c)	1.23	1.19	1.23	1.24	1.22	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.29	)(c)	(0.02)	(0.16)	(0.07)	(0.46)	0.00	(c)
Portfolio turnover rate (%)	56	(c)	76	101	135	118	99
Net assets, end of period (000)	$88,950		$67,360	$25,364	$6,440	$98	$1

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$247.29		$231.34	$219.57	$188.95	$138.65	$177.03

Income From Investment Operations
Net investment income (loss)	(0.50	)(e)	0.14	(0.21)	(0.45)	(0.37)	0.03
Net realized and unrealized gain (loss) of investments	31.20	(e)	37.66	14.68	31.07	50.67	(38.32)

Total from investment operations	30.70		37.80	14.47	30.62	50.30	(38.29)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00	(0.09)
Distributions from net realized capital gains	(30.23)		(21.85)	(2.70)	0.00	0.00	0.00

Total distributions	(30.23)		(21.85)	(2.70)	0.00	0.00	(0.09)

Net Asset Value, End of Period	$247.76		$247.29	$231.34	$219.57	$188.95	$138.65

Total Return (%)	12.9	(b)	16.5	6.8	16.2	36.3	(21.6)
Ratio of operating expenses to average net assets before expense reductions (%)	1.05	(c)	1.08	1.09	1.13	1.14	1.12
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.04	(c)	1.07	1.06	1.10	N/A	1.12
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.10	(c)	1.13	1.09	1.13	1.14	1.12
Ratio of net investment income (loss) to average net assets (%)	(0.20	)(c)	0.03	(0.10)	(0.26)	(0.37)	(0.01)
Portfolio turnover rate (%)	56	(c)	76	101	135	118	99
Net assets, end of period (000)	$64,623		$59,821	$50,554	$47,131	$31,759	$10,242

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$8,987,266	$—	$31,703,109	$5,078,557	$—	$—	$40,690,375	$5,078,557

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$10,889,122	$48,807,350	$87,511,373	$—	$147,207,845

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$141,752,744	$0	$161,920,722

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Loomis Sayles Small Cap	$2,194,195	0.900%	Of the first $500 million
		0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Co., L.P. is compensated to provide subadvisory services for the Loomis Sayles Small Cap Portfolio.

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.050%	All assets

Amounts waived for the six months ended June 30, 2007 are shown as management fee waivers in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

MSF-17

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-18

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-19

Metropolitan Series Fund, Inc. MetLife Aggressive Allocation Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the MetLife Aggressive Allocation Portfolio returned 8.0% compared to the 7.6% return of the Wilshire 5000 Stock Index1 and the 1.1% return of the Lehman Brothers Universal Bond Index2. In an effort to capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Aggressive Allocation Portfolio consists of an 80% allocation to the Wilshire 5000 Stock Index and a 20% allocation to the Morgan Stanley Capital International EAFE Index3. During the six-month period ended June 30, 2007, the blended benchmark returned 8.2%.

PORTFOLIO REVIEW

Investors shrugged off concerns of higher energy costs and the sub-prime mortgage crisis and pushed stock prices sharply higher as measured by the 7.0% return of the Standard and Poor’s 500 Index over the six-months ending June 30, 2007. Solid corporate earnings and merger & acquisition activity boosted equity returns. Mid cap stocks outperformed both large and small cap stocks, while growth style stocks did better than value style stocks. The Energy, Materials and Telecommunication sectors were the best performers; Financials, Consumer Discretionary and Consumer Staples lagged. Real Estate Investment Trusts, one of the better performing segments of the market in 2006, were down sharply during the period. Foreign stocks were stronger than domestic stocks, although Japan struggled. The Emerging Markets, especially Latin America, performed better than the developed markets.

Rising interest rates depressed bond prices to produce a total return of only 1.0% as measured by the Lehman Brothers Aggregate Bond Index. The Federal Reserve kept their target rate at 5.25%, but their more recent statements have expressed more concern about inflation than a slowing economy. There was little difference in the returns across the investment grade sectors, but below investment grade bonds did outperform higher rated bonds due mostly to their higher coupon rates. In a rising interest rate environment, shorter maturity bonds held up better than longer maturity bonds.

The MetLife Aggressive Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust (“underlying portfolios”). The Portfolio’s initial target allocations were 100% in equity investments and 0% in fixed income investments, although we expect that there may be some cash held by the equity funds. The MetLife Aggressive Allocation Portfolio is considered the most aggressive of the five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was a slight adjustment for the underlying portfolios as of May 1, 2007. The Davis Venture Value Portfolio, the Neuberger Berman Mid Cap Value Portfolio, and the foreign equity components of the Portfolio contributed to performance during the past six months. Poor security selection in the Legg Mason Value Equity Portfolio, the Harris Oakmark Large Cap Value Portfolio and the Jennison Growth Portfolio hurt performance. Despite only a small 2% weighting, a sharp drop in the Neuberger Berman Real Estate Portfolio had a significant negative impact on performance.

* The views expressed above are those of the advisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the indices is not possible

1 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Lehman Brothers Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE

WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2007

	MetLife Aggressive Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
6 Months	8.0%	7.9%	7.6%	1.1%
1 Year	20.4	20.2	20.4	6.6
Since Inception	17.3	17.0	16.4	3.8

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	12.1%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	9.1%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	9.0%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	9.0%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	8.9%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	8.8%
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	7.0%
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	6.1%
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	5.1%
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	5.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
MetLife Aggressive Allocation—Class A(a)(b)	Actual	0.81%	$1,000.00	$1,079.70	$4.18
	Hypothetical	0.81%	$1,000.00	$1,020.72	$4.06

MetLife Aggressive Allocation—Class B(a)(b)	Actual	1.06%	$1,000.00	$1,079.40	$5.47
	Hypothetical	1.06%	$1,000.00	$1,019.47	$5.31

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Investment Companies—100.0%
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	403,564	$4,471,486
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	513,811	7,640,372
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	701,786	13,214,628
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	649,310	9,116,306
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	885,809	10,381,681
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	405,542	6,091,234
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	176,137	2,689,607
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	950,595	13,498,451
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	482,587	18,024,615
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	844,188	13,591,428
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	277,300	6,017,409
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	584,635	7,477,476

Security Description	Shares	Value*

Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	159,028	$5,973,091
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	588,166	13,227,855
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	293,535	4,499,893
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	826,732	13,517,064

Total Mutual Funds (Identified Cost $141,482,631)		149,432,596

Total Investments—100.0% (Identified Cost $141,482,631) (a)		149,432,596
Liabilities in excess of other assets		(70,850)

Total Net Assets—100%		$149,361,746

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $141,482,631 and the composition of unrealized appreciation and depreciation of investment securities was $ 8,218,455 and $(268,490), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$149,432,596
Receivable for:
Fund shares sold		348,723

Total Assets		149,781,319
Liabilities
Payable for:
Fund shares redeemed	$91,517
Securities purchased	257,207
Accrued expenses:
Management fees	33,506
Service and distribution fees	23,269
Other expenses	14,074

Total Liabilities		419,573

Net Assets		$149,361,746

Net assets consists of:
Capital paid in		$135,028,296
Undistributed net investment income		586,579
Accumulated net realized gains		5,796,906
Unrealized appreciation on investments		7,949,965

Net Assets		$149,361,746

Computation of offering price:
Class A
Net asset value and redemption price per share ($33,130,734 divided by 2,507,194 shares outstanding)		$13.21

Class B
Net asset value and redemption price per share ($116,231,012 divided by 8,821,591 shares outstanding)		$13.18

Identified cost of investments		$141,482,631

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends from underlying Portfolios		$783,007

Expenses
Management fees	$58,396
Service and distribution fees—Class B	100,096
Directors’ fees and expenses	435
Custodian	4,719
Audit and tax services	9,096
Miscellaneous	5,348

Total expenses	178,090
Expense reimbursements	(6,064)	172,026

Net Investment Income		610,981

Realized and Unrealized Gain
Realized gain on:
Investments—net	2,135,489
Capital gains distributions from underlying Portfolios	3,868,440	6,003,929

Unrealized appreciation on:
Investments—net		2,137,727

Net gain		8,141,656

Net Increase in Net Assets From Operations		$8,752,637

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$610,981	$199,452
Net realized gain	6,003,929	1,419,233
Unrealized appreciation	2,137,727	5,934,835

Increase in net assets from operations	8,752,637	7,553,520

From Distributions to Shareholders
Net investment income
Class A	(77,815)	(95,705)
Class B	(60,916)	(195,268)

	(138,731)	(290,973)

Net realized gain
Class A	(49,715)	(401,661)
Class B	(175,134)	(860,147)

	(224,849)	(1,261,808)

Total distributions	(363,580)	(1,552,781)

Increase in net assets from capital share transactions	54,238,504	70,483,007

Total increase in net assets	62,627,561	76,483,746

Net Assets
Beginning of the period	86,734,185	10,250,439

End of the period	$149,361,746	$86,734,185

Undistributed Net Investment Income
End of the period	$586,579	$114,329

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	1,185,953	$15,227,453	1,879,417	$21,558,817
Reinvestments	9,818	127,530	43,514	497,366
Redemptions	(270,556)	(3,479,434)	(596,785)	(6,765,139)

Net increase	925,215	$11,875,549	1,326,146	$15,291,044

Class B
Sales	4,224,906	$53,814,053	5,162,802	$58,794,816
Shares issued through acquisition	0	0	631,555	7,224,995
Reinvestments	18,214	236,050	92,580	1,055,415
Redemptions	(917,280)	(11,687,148)	(1,051,226)	(11,883,263)

Net increase	3,325,840	$42,362,955	4,835,711	$55,191,963

Increase derived from capital share transactions		$54,238,504		$70,483,007

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005(a)
Net Asset Value, Beginning of Period	$12.29		$11.21	$10.00

Income From Investment Operations
Net investment income	0.16	(f)	0.12	0.04
Net realized and unrealized gain on investments	0.82	(f)	1.62	1.24

Total from investment operations	0.98		1.74	1.28

Less Distributions
Distributions from net investment income	(0.04)		(0.13)	(0.04)
Distributions from net realized capital gains	(0.02)		(0.53)	(0.03)

Total distributions	(0.06)		(0.66)	(0.07)

Net Asset Value, End of Period	$13.21		$12.29	$11.21

Total Return (%)	8.0	(b)	16.1	12.7	(b)
Ratio of operating expenses to average net assets (%) (d)	0.10	(c)	0.10	0.10	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.11	(c)	0.17	1.76	(c)
Ratio of net investment income to average net assets (%) (e)	1.24	(c)	0.83	1.53	(c)
Portfolio turnover rate (%)	40	(c)	37	57	(c)
Net assets, end of period (000)	$33,131		$19,444	$2,867

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005(a)
Net Asset Value, Beginning of Period	$12.24		$11.19	$10.00

Income From Investment Operations
Net investment income	0.13	(f)	0.10	0.03
Net realized and unrealized gain on investments	0.84	(f)	1.60	1.23

Total from investment operations	0.97		1.70	1.26

Less Distributions
Distributions from net investment income	(0.01)		(0.12)	(0.04)
Distributions from net realized capital gains	(0.02)		(0.53)	(0.03)

Total distributions	(0.03)		(0.65)	(0.07)

Net Asset Value, End of Period	$13.18		$12.24	$11.19

Total Return (%)	7.9	(b)	15.7	12.6	(b)
Ratio of operating expenses to average net assets (%) (d)	0.35	(c)	0.35	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.36	(c)	0.42	2.01	(c)
Ratio of net investment income to average net assets (%) (e)	0.99	(c)	0.31	1.29	(c)
Portfolio turnover rate (%)	40	(c)	37	57	(c)
Net assets, end of period (000)	$116,231		$67,290	$7,384

(a)	Commencement of operations was May 2, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(f)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are Series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the exdividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis. Which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$678,179	$60,929	$874,602	$—	$—	$—	$1,552,781	$60,929

MSF-10

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$325,334	$—	$5,619,059	$—	$5,944,393

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Underlying Portfolio trades are directed to brokers who paid a portion of the Underlying Portfolio’s expenses.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $81,832,118 and $23,469,424, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MetLife Aggressive Allocation	$58,396	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling, and servicing, the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2007 to April 30, 2008, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2007 to April 30, 2008 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2007, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $38,508 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $33,960. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $33,506.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

7.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2007 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/30/2006	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2007
MIST—Dreman Small Cap Value	320,081	197,687	3,957	513,811

Underlying Portfolio (Class A)	Realized Gain during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 06/30/2007
MIST – Dreman Small Cap Value	$3,714	$30,657	$0	$7,640,372

MSF-13

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-14

Metropolitan Series Fund, Inc. MetLife Conservative Allocation Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the MetLife Conservative Allocation Portfolio returned 2.1% compared to the 7.6% return of the Wilshire 5000 Stock Index1 and the 1.1% return of the Lehman Brothers Universal Bond Index2. In an effort to capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative Allocation Portfolio consists of a 16% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 64% allocation to the Lehman Brothers Universal Bond Index, a 16% allocation to the Wilshire 5000 Stock Index, and a 4% allocation to the Morgan Stanley Capital International EAFE Index4. During the six-month period ended June 30, 2007, the blended benchmark returned 2.7%.

PORTFOLIO REVIEW

Investors shrugged off concerns of higher energy costs and the sub-prime mortgage crisis and pushed stock prices sharply higher as measured by the 7.0% return of the Standard and Poor’s 500 Index over the six-months ending June 30, 2007. Solid corporate earnings and merger & acquisition activity boosted equity returns. Mid cap stocks outperformed both large and small cap stocks, while growth style stocks did better than value style stocks. The Energy, Materials and Telecommunication sectors were the best performers; Financials, Consumer Discretionary and Consumer Staples lagged. Real Estate Investment Trusts, one of the better performing segments of the market in 2006, were down sharply during the period. Foreign stocks were stronger than domestic stocks, although Japan struggled. The Emerging Markets, especially Latin America, performed better than the developed markets.

Rising interest rates depressed bond prices to produce a total return of only 1.0% as measured by the Lehman Brothers Aggregate Bond Index. The Federal Reserve kept their target rate at 5.25%, but their more recent statements have expressed more concern about inflation than a slowing economy. There was little difference in the returns across the investment grade sectors, but below investment grade bonds did outperform higher rated bonds due mostly to their higher coupon rates. In a rising interest rate environment, shorter maturity bonds held up better than longer maturity bonds.

The MetLife Conservative Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust (“underlying portfolios”). The Portfolio’s initial target allocations were 20% in equity investments and 80% in fixed income investments. The MetLife Conservative Allocation Portfolio is considered the most conservative of the five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was a slight adjustment for the underlying portfolios as of May 1, 2007. The Davis Venture Value Portfolio, the Neuberger Berman Mid Cap Value Portfolio, and the foreign equity components of the Portfolio contributed to performance during the past six months. The Portfolio’s bond positions and poor security selection in the Legg Mason Value Equity Portfolio, the Harris Oakmark Large Cap Value Portfolio and the Jennison Growth Portfolio hurt performance.

* The views expressed above are those of the advisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the indices is not possible.

1 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Lehman Brothers Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2007

	MetLife Conservative Allocation Portfolio		Wilshire 5000	Lehman Brothers Universal Bond Index
	Class A	Class B	Stock Index
6 Months	2.1%	2.0%	7.6%	1.1%
1 Year	8.6	8.3	20.4	6.6
Since Inception	6.2	5.9	16.4	3.8

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	26.9%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	18.0%
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	17.0%
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	6.0%
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	6.0%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	3.1%
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	3.0%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	2.0%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	2.0%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	2.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
MetLife Conservative Allocation—Class A(a)(b)	Actual	0.68%	$1,000.00	$1,020.50	$3.41
	Hypothetical	0.68%	$1,000.00	$1,021.38	$3.41

MetLife Conservative Allocation—Class B(a)(b)	Actual	0.93%	$1,000.00	$1,019.60	$4.66
	Hypothetical	0.93%	$1,000.00	$1,020.12	$4.66

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Investment Companies—100.0%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	281,095	$2,327,469
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	106,434	1,179,293
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	81,306	1,209,018
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	123,475	2,325,039
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	85,604	1,201,884
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	100,110	1,173,293
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	285,667	3,513,704
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	80,188	1,204,420
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	695,196	6,958,915
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	2,749,740	31,402,029
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	187,932	19,832,434
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	167,101	2,372,841
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	95,461	3,565,471
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	74,244	1,195,330
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	54,869	1,190,657

Security Description	Shares	Value*

Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	92,530	$1,183,461
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	31,461	1,181,659
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	103,431	2,326,173
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	77,451	1,187,321
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	145,394	2,377,191
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	1,708,755	20,966,419
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	582,482	7,013,080

Total Mutual Funds (Identified Cost $117,189,305)		116,887,101

Total Investments—100.0% (Identified Cost $117,189,305) (a)		116,887,101
Liabilities in excess of other assets		(58,172)

Total Net Assets—100%		$116,828,929

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $117,189,305 and the composition of unrealized appreciation and depreciation of investment securities was $ 1,237,163 and $(1,539,367), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$116,887,101
Receivable for:
Fund shares sold		708,897

Total Assets		117,595,998
Liabilities
Payable for:
Fund shares redeemed	$227,646
Securities purchased	481,250
Accrued expenses:
Management fees	24,966
Service and distribution fees	18,867
Other expenses	14,340

Total Liabilities		767,069

Net Assets		$116,828,929

Net assets consists of:
Capital paid in		$113,715,786
Undistributed net investment income		2,342,896
Accumulated net realized gains		1,072,451
Unrealized depreciation on investments		(302,204)

Net Assets		$116,828,929

Computation of offering price:
Class A
Net asset value and redemption price per share ($20,341,435 divided by 1,885,546 shares outstanding)		$10.79

Class B
Net asset value and redemption price per share ($96,487,494 divided by 8,983,562 shares outstanding)		$10.74

Identified cost of investments		$117,189,305

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends from underlying Portfolios		$2,473,802

Expenses
Management fees	$42,647
Service and distribution fees—Class B	74,801
Directors’ fees and expenses	435
Custodian	4,474
Audit and tax services	9,096
Miscellaneous	5,266

Total expenses	136,719
Expense reimbursements	(5,813)	130,906

Net Investment Income		2,342,896

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	672,772
Capital gains distributions from underlying Portfolios	577,992	1,250,764

Unrealized depreciation on:
Investments—net		(2,310,019)

Net loss		(1,059,255)

Net Increase in Net Assets From Operations		$1,283,641

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$2,342,896	$784,689
Net realized gain	1,250,764	273,098
Unrealized appreciation (depreciation)	(2,310,019)	2,135,725

Increase in net assets from operations	1,283,641	3,193,512

From Distributions to Shareholders
Net investment income
Class A	0	(199,657)
Class B	0	(680,243)

	0	(879,900)

Net realized gain
Class A	(9,649)	(76,625)
Class B	(49,328)	(266,100)

	(58,977)	(342,725)

Total distributions	(58,977)	(1,222,625)

Increase in net assets from capital share transactions	48,326,996	49,884,003

Total increase in net assets	49,551,660	51,854,890

Net Assets
Beginning of the period	67,277,269	15,422,379

End of the period	$116,828,929	$67,277,269

Undistributed Net Investment Income
End of the period	$2,342,896	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	1,094,378	$11,799,837	1,359,531	$13,957,228
Reinvestments	886	9,649	27,656	276,282
Redemptions	(252,699)	(2,721,843)	(612,657)	(6,280,677)

Net increase	842,565	$9,087,643	774,530	$7,952,833

Class B
Sales	5,420,866	$58,150,711	5,023,684	$51,348,971
Shares issued through acquisition	0	0	466,162	4,666,278
Reinvestments	4,551	49,328	94,919	946,343
Redemptions	(1,777,781)	(18,960,686)	(1,468,796)	(15,030,422)

Net increase	3,647,636	$39,239,353	4,115,969	$41,931,170

Increase derived from capital share transactions		$48,326,996		$49,884,003

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005(a)
Net Asset Value, Beginning of Period	$10.58		$10.37	$10.00

Income From Investment Operations
Net investment income	0.58	(f)	0.36	0.03
Net realized and unrealized gain (loss) of investments	(0.36	)(f)	0.36	0.38

Total from investment operations	0.22		0.72	0.41

Less Distributions
Distributions from net investment income	0.00		(0.37)	(0.03)
Distributions from net realized capital gains	(0.01)		(0.14)	(0.01)

Total distributions	(0.01)		(0.51)	(0.04)

Net Asset Value, End of Period	$10.79		$10.58	$10.37

Total Return (%)	2.1	(b)	7.3	4.1	(b)
Ratio of operating expenses to average net assets (%) (d)	0.10	(c)	0.10	0.10	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.11	(c)	0.19	1.05	(c)
Ratio of net investment income to average net assets (%) (e)	5.43	(c)	2.75	0.96	(c)
Portfolio turnover rate (%)	44	(c)	24	32	(c)
Net assets, end of period (000)	$20,341		$11,030	$2,785

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005(a)
Net Asset Value, Beginning of Period	$10.54		$10.36	$10.00

Income From Investment Operations
Net investment income	0.58	(f)	0.34	0.03
Net realized and unrealized gain (loss) of investments	(0.37	)(f)	0.34	0.37

Total from investment operations	0.21		0.68	0.40

Less Distributions
Distributions from net investment income	0.00		(0.36)	(0.03)
Distributions from net realized capital gains	(0.01)		(0.14)	(0.01)

Total distributions	(0.01)		(0.50)	(0.04)

Net Asset Value, End of Period	$10.74		$10.54	$10.36

Total Return (%)	2.0	(b)	6.9	4.0	(b)
Ratio of operating expenses to average net assets (%) (d)	0.35	(c)	0.35	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.36	(c)	0.44	1.30	(c)
Ratio of net investment income to average net assets (%) (e)	5.51	(c)	1.89	1.00	(c)
Portfolio turnover rate (%)	44	(c)	24	32	(c)
Net assets, end of period (000)	$96,487		$56,247	$12,638

(a)	Commencement of operations was May 2, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(f)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purpose.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$1,081,219	$56,924	$141,406	$—	$—	$—	$1,222,625	$56,924

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$47,773	$—	$1,840,706	$—	$1,888,479

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Underlying Portfolio trades are directed to brokers who paid a portion of the Underlying Portfolio’s expenses.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $70,344,693 and $19,154,665, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MetLife Conservative Allocation	$42,647	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling, and servicing, the Class B shares. The fees under the Distribution Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the MetLife Conservative Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2007 to April 30, 2008, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2007 to April 30, 2008 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2007, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $39,997. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $32,823. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $5,815.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

7.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. As of June 30, 2007, the Asset Allocation Portfolio had no ownership of at least 5% of the outstanding voting securities of any Underlying Portfolio.

MSF-13

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-14

Metropolitan Series Fund, Inc. MetLife Conservative to Moderate Allocation Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the MetLife Conservative to Moderate Allocation Portfolio returned 3.4% compared to the 7.6% return of the Wilshire 5000 Stock Index1 and the 1.1% return of the Lehman Brothers Universal Bond Index2. In an effort to accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative to Moderate Allocation Portfolio consists of a 12% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 48% allocation to the Lehman Brothers Universal Bond Index, a 32% allocation to the Wilshire 5000 Stock Index, and an 8% allocation to the Morgan Stanley Capital International EAFE Index4. During the six-month period ended June 30, 2007, the blended benchmark returned 4.1%.

PORTFOLIO REVIEW

Investors shrugged off concerns of higher energy costs and the sub-prime mortgage crisis and pushed stock prices sharply higher as measured by the 7.0% return of the Standard and Poor’s 500 Index over the six-months ending June 30, 2007. Solid corporate earnings and merger & acquisition activity boosted equity returns. Mid cap stocks outperformed both large and small cap stocks, while growth style stocks did better than value style stocks. The Energy, Materials and Telecommunication sectors were the best performers; Financials, Consumer Discretionary and Consumer Staples lagged. Real Estate Investment Trusts, one of the better performing segments of the market in 2006, were down sharply during the period. Foreign stocks were stronger than domestic stocks, although Japan struggled. The Emerging Markets, especially Latin America, performed better than the developed markets.

Rising interest rates depressed bond prices to produce a total return of only 1.0% as measured by the Lehman Brothers Aggregate Bond Index. The Federal Reserve kept their target rate at 5.25%, but their more recent statements have expressed more concern about inflation than a slowing economy. There was little difference in the returns across the investment grade sectors, but below investment grade bonds did outperform higher rated bonds due mostly to their higher coupon rates. In a rising interest rate environment, shorter maturity bonds held up better than longer maturity bonds.

The MetLife Conservative to Moderate Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust (“underlying portfolios”). The Portfolio’s initial target allocations were 40% in equity investments and 60% in fixed income investments. The MetLife Conservative to Moderate Allocation Portfolio is considered the second most conservative of the five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was a slight adjustment for the underlying portfolios as of May 1, 2007. The Davis Venture Value Portfolio, the Neuberger Berman Mid Cap Value Portfolio, and the foreign equity components of the Portfolio contributed to performance during the past six months. The Portfolio’s bond positions and poor security selection in the Legg Mason Value Equity Portfolio, the Harris Oakmark Large Cap Value Portfolio and the Jennison Growth Portfolio hurt performance. Despite only a very small 1% weighting, a sharp drop in the Neuberger Berman Real Estate Portfolio had a significant negative impact on performance.

* The views expressed above are those of the advisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the indices is not possible.

1 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Lehman Brothers Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE

WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2007

	MetLife Conservative to Moderate Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
6 Months	3.4%	3.4%	7.6%	1.1%
1 Year	11.6	11.2	20.4	6.6
Since Inception	9.1	8.8	16.4	3.8

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	21.8%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	14.9%
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	11.0%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	5.1%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	4.0%
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	4.0%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	4.0%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	4.0%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	3.1%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	3.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
MetLife Conservative to Moderate Allocation—Class A(a)(b)	Actual	0.72%	$1,000.00	$1,034.30	$3.63
	Hypothetical	0.72%	$1,000.00	$1,021.18	$3.61

MetLife Conservative to Moderate Allocation—Class B(a)(b)	Actual	0.97%	$1,000.00	$1,033.60	$4.89
	Hypothetical	0.97%	$1,000.00	$1,019.92	$4.86

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative To Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Investment Companies—100.0%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	1,132,989	$9,381,151
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	429,047	4,753,838
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	655,658	9,749,642
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	994,826	18,732,574
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	690,384	9,692,987
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	1,210,849	14,191,151
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	767,629	9,441,837
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	646,798	9,714,911
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	280,968	4,290,376
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	1,399,678	14,010,779
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	9,025,592	103,072,264
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	489,945	51,703,856
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	1,347,469	19,134,055
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	641,423	23,957,136
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	897,572	14,450,909

Security Description	Shares	Value*

Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	442,275	$9,597,357
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	745,931	9,540,461
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	253,620	9,525,972
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	833,674	18,749,337
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	312,146	4,785,193
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	879,073	14,372,851
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	5,736,977	70,392,710
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	1,564,671	18,838,634

Total Mutual Funds (Identified Cost $466,119,302)		472,079,981

Total Investments—100.0% (Identified Cost $466,119,302) (a)		472,079,981
Liabilities in excess of other assets		(167,581)

Total Net Assets—100%		$471,912,400

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $466,119,302 and the composition of unrealized appreciation and depreciation of investment securities was $11,256,042 and $(5,295,363), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative To Moderate Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$472,079,981
Receivable for:
Securities sold		73,498
Fund shares sold		695,160

Total Assets		472,848,639
Liabilities
Payable for:
Fund shares redeemed	$768,658
Accrued expenses:
Management fees	71,720
Service and distribution fees	83,163
Other expenses	12,698

Total Liabilities		936,239

Net Assets		$471,912,400

Net assets consists of:
Capital paid in		$449,218,571
Undistributed net investment income		8,174,202
Accumulated net realized gains		8,558,948
Unrealized appreciation on investments		5,960,679

Net Assets		$471,912,400

Computation of offering price:
Class A
Net asset value and redemption price per share ($53,840,413 divided by 4,709,050 shares outstanding)		$11.43

Class B
Net asset value and redemption price per share ($418,071,987 divided by 36,754,610 shares outstanding)		$11.37

Identified cost of investments		$466,119,302

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends from underlying Portfolios		$8,768,780

Expenses
Management fees	$185,522
Service and distribution fees—Class B	395,590
Directors’ fees and expenses	435
Custodian	6,531
Audit and tax services	9,096
Miscellaneous	5,309

Total expenses	602,483
Expense reimbursements	(7,905)	594,578

Net Investment Income		8,174,202

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	3,993,277
Capital gains distributions from underlying Portfolios	4,951,780	8,945,057

Unrealized depreciation on:
Investments—net		(5,885,819)

Net gain		3,059,238

Net Increase in Net Assets From Operations		$11,233,440

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative To Moderate Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$8,174,202	$2,753,313
Net realized gain	8,945,057	2,680,788
Unrealized appreciation (depreciation)	(5,885,819)	11,426,020

Increase in net assets from operations	11,233,440	16,860,121

From Distributions to Shareholders
Net investment income
Class A	0	(590,104)
Class B	0	(2,533,725)

	0	(3,123,829)

Net realized gain
Class A	(80,079)	(404,643)
Class B	(623,334)	(1,776,898)

	(703,413)	(2,181,541)

Total distributions	(703,413)	(5,305,370)

Increase in net assets from capital share transactions	170,497,497	220,484,878

Total increase in net assets	181,027,524	232,039,629

Net Assets
Beginning of the period	290,884,876	58,845,247

End of the period	$471,912,400	$290,884,876

Undistributed Net Investment Income
End of the period	$8,174,202	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	2,045,152	$23,203,432	3,075,955	$32,731,897
Reinvestments	6,982	80,079	95,649	994,747
Redemptions	(584,749)	(6,611,240)	(916,210)	(9,630,196)

Net increase	1,467,385	$16,672,271	2,255,394	$24,096,448

Class B
Sales	16,899,281	$190,711,890	20,240,511	$214,379,158
Shares issued through acquisition	0	0	546,716	5,691,315
Reinvestments	54,583	623,334	415,682	4,310,623
Redemptions	(3,333,732)	(37,509,998)	(2,641,425)	(27,992,666)

Net increase	13,620,132	$153,825,226	18,561,484	$196,388,430

Increase derived from capital share transactions		$170,497,497		$220,484,878

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative To Moderate Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005(a)
Net Asset Value, Beginning of Period	$11.07		$10.60	$10.00

Income From Investment Operations
Net investment income	0.50	(f)	0.31	0.04
Net realized and unrealized gain (loss) of investments	(0.12	)(f)	0.70	0.60

Total from investment operations	0.38		1.01	0.64

Less Distributions
Distributions from net investment income	0.00		(0.32)	(0.04)
Distributions from net realized capital gains	(0.02)		(0.22)	0.00

Total distributions	(0.02)		(0.54)	(0.04)

Net Asset Value, End of Period	$11.43		$11.07	$10.60

Total Return (%)	3.4	(b)	9.8	6.4	(b)
Ratio of operating expenses to average net assets (%) (d)	0.10	(c)	0.10	0.10	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.10	(c)	0.12	0.41	(c)
Ratio of net investment income to average net assets (%) (e)	4.48	(c)	2.45	1.28	(c)
Portfolio turnover rate (%)	32	(c)	18	3	(c)
Net assets, end of period (000)	$53,840		$35,874	$10,457

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005(a)
Net Asset Value, Beginning of Period	$11.02		$10.58	$10.00

Income From Investment Operations
Net investment income	0.49	(f)	0.29	0.03
Net realized and unrealized gain (loss) of investments	(0.12	)(f)	0.68	0.59

Total from investment operations	0.37		0.97	0.62

Less Distributions
Distributions from net investment income	0.00		(0.31)	(0.04)
Distributions from net realized capital gains	(0.02)		(0.22)	0.00

Total distributions	(0.02)		(0.53)	(0.04)

Net Asset Value, End of Period	$11.37		$11.02	$10.58

Total Return (%)	3.4	(b)	9.4	6.2	(b)
Ratio of operating expenses to average net assets (%) (d)	0.35	(c)	0.35	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.35	(c)	0.37	0.66	(c)
Ratio of net investment income to average net assets (%) (e)	4.40	(c)	1.64	1.27	(c)
Portfolio turnover rate (%)	32	(c)	18	3	(c)
Net assets, end of period (000)	$418,072		$255,011	$48,388

(a)	Commencement of operations was May 2, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(f)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the underlying portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such underlying portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$3,598,532	$209,716	$1,706,838	$—	$—	$—	$5,305,370	$209,716

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$522,877	$134,024	$11,506,900	$—	$12,163,801

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Underlying Portfolio trades are directed to brokers who paid a portion of the Underlying Portfolio’s expenses.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $243,938,215 and $60,954,262, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MetLife Conservative to Moderate Allocation	$185,522	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling, and servicing, the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2007 to April 30, 2008, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2007 to April 30, 2008 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2007, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $47,344 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $35,780. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $7,906.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

7.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2007 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/30/2006	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2007
MIST—Dreman Small Cap Value	439,238	243,818	27,398	655,658
MSF—Western Asset Mgmt. Strategic Bond Opportunities	3,414,485	2,374,982	52,490	5,736,977

Underlying Portfolio (Class A)	Realized Gain during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 06/30/2007
MIST—Dreman Small Cap Value	$24,121	$39,157	$0	$9,749,642
MSF—Western Asset Mgmt. Strategic Bond Opportunities	1,057	56,036	1,625,036	70,392,710

MSF-13

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-14

Metropolitan Series Fund, Inc. MetLife Mid Cap Stock Index Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned 11.8%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned 12.0%.

On April 30, 2007, the subadviser of the Portfolio changed from Metropolitan Life Insurance Company to MetLife Investment Advisors Company, LLC.

PORTFOLIO REVIEW

The Standard & Poor’s (“S&P”) Mid Cap 400 Index began the year with a strong start before a sell-off in the market at the end of February and early March. From February 22 through March 5, the S&P 400 Index benchmark declined 6.7%. The sell-off was driven primarily by the precipitous drop in the Asian emerging markets and the U.S. subprime lending crisis. Subsequently, the Index returned 11% from its low on March 5 to the end of June while reaching an all-time closing high on June 4. This rally was largely attributable to unchanged economic fundamentals and a sense that the housing slowdown would not significantly impact the market.

The Federal Open Market Committee’s view that inflation pressures were likely to moderate over time and that economic growth would expand at a moderate pace resulted in an unchanged federal funds rate of 5.25% during the period. The price of oil fell to $50 per barrel in January before rising to approximately $71 per barrel at the end of the first half, up approximately 16% from year-end. Concerns emanating from weaknesses in refinery utilization and global geopolitical unrest contributed to supply concerns, increasing oil prices over the period. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

All ten sectors comprising the S&P Mid Cap 400 Index experienced positive returns for the first six months of the year. The industrials sector, which had a beginning-of-year weight of 15.8%, had the largest positive contribution to the index, up 21.4%. The energy sector (7.5% beginning weight) was the best-performing sector, up 24.6%. The next best-performing sectors were materials (5.7% beginning weight), consumer staples (2.3% beginning weight) and information technology (15.3% beginning weight), returning 23.4%, 17.6% and 13.2%, respectively. Financials, the largest sector with a beginning-of-year weight of 18.4%, was the weakest performing sector, up only 2.1% during the first half of 2007.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Martin Marietta Materials, up 56.5%; Precision Castparts, up 52.8%; and MEMC Electronic Materials, up 50.6%. The stocks with the largest negative impact were Sepracor, down 33.4%; Vertex Pharmaceuticals, down 23.7%; and American Eagle Outfitters, down 17.3%. There were 26 additions and 26 deletions to the benchmark in the first six months of 2007.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P MIDCAP 400 INDEX

Average Annual Returns as of June 30, 2007

	MetLife Mid Cap Stock Index Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
6 Months	11.8%	11.7%	11.8%	12.0%
1 Year	18.2	17.9	18.0	18.5
5 Year	13.8	13.5	13.6	14.2
Since Inception	10.0	10.1	10.1	10.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 1/2/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
MidCap SPDR Trust, Series 1	2.5%
Noble Energy, Inc.	0.8%
Expeditors International of Washington, Inc.	0.7%
Microchip Technology, Inc.	0.6%
Lyondell Chemical Co.	0.6%
Cameron International Corp.	0.6%
Manpower, Inc.	0.6%
Southwestern Energy Co.	0.6%
Harris Corp.	0.6%
Lam Research Corp.	0.5%

Top Sectors

% of Equity Market Value
Financials	16.9%
Information Technology	15.8%
Industrials	15.6%
Consumer Discretionary	14.9%
Health Care	11.1%
Energy	8.1%
Utilities	8.1%
Materials	6.1%
Consumer Staples	2.5%
Telecommunication Services	0.8%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
MetLife Mid Cap Stock Index—Class A(a)	Actual	0.30%	$1,000.00	$1,118.00	$1.58
	Hypothetical	0.30%	$1,000.00	$1,023.28	$1.50

MetLife Mid Cap Stock Index—Class B(a)	Actual	0.55%	$1,000.00	$1,117.00	$2.89
	Hypothetical	0.55%	$1,000.00	$1,022.03	$2.76

MetLife Mid Cap Stock Index—Class E(a)	Actual	0.45%	$1,000.00	$1,117.60	$2.36
	Hypothetical	0.45%	$1,000.00	$1,022.53	$2.26

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—96.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.8%
Alliant Techsystems, Inc. (a) (b)	14,493	$1,436,981
DRS Technologies, Inc. (a)	17,811	1,020,036
KBR, Inc. (b)	73,682	1,932,679

		4,389,696

Air Freight & Logistics—0.7%
Expeditors International of Washington, Inc.	93,679	3,868,943

Airlines—0.3%
AirTran Holdings, Inc. (a) (b)	40,213	439,126
Alaska Air Group, Inc. (a) (b)	17,773	495,156
JetBlue Airways Corp. (a) (b)	78,478	922,116

		1,856,398

Auto Components—1.0%
ArvinMeritor, Inc. (a)	31,381	696,658
BorgWarner, Inc.	25,481	2,192,385
Gentex Corp. (a)	62,724	1,235,036
Lear Corp. (a) (b)	33,697	1,199,950
Modine Manufacturing Co.	14,437	326,276

		5,650,305

Automobiles—0.1%
Thor Industries, Inc. (a)	15,426	696,330

Beverages—0.3%
Hansen Natural Corp. (a)	26,520	1,139,830
PepsiAmericas, Inc.	26,490	650,594

		1,790,424

Biotechnology—1.2%
Cephalon, Inc. (a) (b)	29,099	2,339,268
Millennium Pharmaceuticals, Inc. (b)	141,138	1,491,829
PDL BioPharma, Inc. (a) (b)	51,249	1,194,102
Vertex Pharmaceuticals, Inc. (a) (b)	57,572	1,644,256

		6,669,455

Capital Markets—2.2%
A.G. Edwards, Inc.	33,083	2,797,168
Eaton Vance Corp.	55,265	2,441,608
Jefferies Group, Inc.	46,860	1,264,283
Nuveen Investments, Inc. (Class A)	34,917	2,170,091
Raymond James Financial, Inc.	40,824	1,261,461
SEI Investments Co.	55,760	1,619,270
Waddell & Reed Financial, Inc. (Class A)	36,882	959,301

		12,513,182

Chemicals—3.4%
Airgas, Inc.	34,528	1,653,891
Albemarle Corp.	34,951	1,346,662
Cabot Corp.	28,302	1,349,439
Chemtura Corp.	106,022	1,177,904
Cytec Industries, Inc.	18,527	1,181,467
Ferro Corp.	18,961	472,698
FMC Corp.	16,829	1,504,344

Security Description	Shares	Value*

Chemicals—(Continued)
Lyondell Chemical Co.	94,478	$3,507,023
Minerals Technologies, Inc. (a)	8,389	561,644
Olin Corp. (a)	32,409	680,589
RPM International, Inc.	53,134	1,227,927
Sensient Technologies Corp.	20,661	524,583
The Lubrizol Corp.	30,412	1,963,095
The Scotts Miracle-Gro Co. (a)	19,278	827,797
Valspar Corp.	44,073	1,252,114

		19,231,177

Commercial Banks—2.5%
Associated Banc-Corp	56,052	1,832,900
Bank Hawaii Corp.	21,784	1,124,926
Cathay General Bancorp (a) (b)	22,494	754,449
City National Corp. (a)	18,007	1,370,153
Cullen/Frost Bankers, Inc.	26,376	1,410,325
First Community Bancorp, Inc.	11,436	654,254
FirstMerit Corp. (a)	35,366	740,210
Greater Bay Bancorp (a)	22,466	625,453
SVB Financial Group (a) (b)	15,166	805,466
TCF Financial Corp.	49,306	1,370,707
The Colonial BancGroup, Inc.	67,254	1,679,332
WestAmerica Bancorp (a)	13,209	584,366
Wilmington Trust Corp.	30,205	1,253,810

		14,206,351

Commercial Services & Supplies—3.5%
ChoicePoint, Inc. (b)	33,423	1,418,806
Copart, Inc. (b)	31,292	957,222
Deluxe Corp.	22,677	920,913
Herman Miller, Inc.	27,908	881,893
HNI Corp. (a)	21,060	863,460
Kelly Services, Inc. (Class A) (a)	9,498	260,815
Korn/Ferry International (b)	21,221	557,263
Manpower, Inc.	37,153	3,426,993
Mine Safety Appliances Co. (a)	13,105	573,475
Navigant Consulting, Inc. (a) (b)	18,987	352,399
Republic Sevices, Inc.	74,017	2,267,881
Rollins, Inc.	12,979	295,532
Stericycle, Inc. (b)	38,535	1,713,266
The Brinks Co.	21,318	1,319,371
The Corporate Executive Board Co. (a)	16,788	1,089,709
The Dun & Bradstreet Corp. (b)	26,110	2,688,808

		19,587,806

Communications Equipment—2.4%
3Com Corp. (b)	175,252	723,791
ADC Telecommunications, Inc. (b)	51,747	948,522
Adtran, Inc.	27,010	701,450
Andrew Corp. (b)	68,443	988,317
Avocent Corp. (a) (b)	22,177	643,355
CommScope, Inc. (b)	26,912	1,570,315
Dycom Industries, Inc. (a) (b)	17,870	535,743
F5 Networks, Inc. (b)	18,348	1,478,849
Harris Corp.	59,019	3,219,486

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
Plantronics, Inc. (a)	21,049	$551,905
Polycom, Inc. (b)	40,299	1,354,046
Powerwave Technologies, Inc. (a) (b)	57,263	383,662
UTStarcom, Inc. (a) (b)	46,738	262,200

		13,361,641

Computers & Peripherals—0.8%
Diebold, Inc. (a)	28,879	1,507,484
Imation Corp.	15,465	570,040
Palm, Inc. (a)	45,467	727,926
Western Digital Corp. (b)	97,529	1,887,186

		4,692,636

Construction & Engineering—1.0%
Granite Construction, Inc.	14,930	958,207
Jacobs Engineering Group, Inc. (b)	51,994	2,990,175
Quanta Services, Inc. (a) (b)	52,528	1,611,034

		5,559,416

Construction Materials—0.8%
Florida Rock Industries, Inc.	21,740	1,467,450
Martin Marietta Materials, Inc.	18,734	3,035,283

		4,502,733

Consumer Finance—0.2%
AmeriCredit Corp. (a) (b)	51,827	1,376,007

Containers & Packaging—0.5%
Packaging Corp. of America	36,077	913,109
Sonoco Products Co.	43,953	1,881,628

		2,794,737

Diversified Consumer Services—1.7%
Career Education Corp. (b)	41,760	1,410,235
Corinthian Colleges, Inc. (a) (b)	38,081	620,340
DeVry, Inc. (b)	26,193	891,086
ITT Educational Services, Inc. (b)	14,085	1,653,297
Laureate Education, Inc. (b)	22,608	1,394,009
Matthews International Corp. (a)	13,887	605,612
Regis Corp.	19,472	744,804
Sotheby’s Holdings, Inc. (Class A) (a)	25,269	1,162,879
Strayer Education, Inc.	6,283	827,534

		9,309,796

Diversified Financial Services—0.5%
Leucadia National Corp. (a)	71,394	2,516,638

Diversified Telecommunication Services—0.3%
Cincinnati Bell, Inc. (b)	108,854	629,176
NeuStar, Inc. (Class A) (a) (b)	28,214	817,360

		1,446,536

Security Description	Shares	Value*

Electric Utilities—2.0%
DPL, Inc. (a)	49,667	$1,407,563
Great Plains Energy, Inc. (a)	37,766	1,099,746
Hawaiian Electric Inducstries, Inc. (a)	35,755	847,036
IDACORP, Inc. (a)	19,178	614,463
Northeast Utilities	67,811	1,923,120
Pepco Holdings, Inc.	84,589	2,385,410
Sierra Pacific Resources (b)	97,244	1,707,605
Westar Energy, Inc.	38,455	933,687

		10,918,630

Electrical Equipment—1.2%
AMETEK, Inc.	46,911	1,861,429
Hubbell, Inc. (Class B)	26,214	1,421,323
Roper Industries, Inc.	38,801	2,215,537
Thomas & Betts Corp. (b)	22,245	1,290,210

		6,788,499

Electronic Equipment & Instruments—2.5%
Amphenol Corp. (Class A)	78,638	2,803,445
Arrow Electronics, Inc. (b)	54,018	2,075,912
Avnet, Inc.	57,154	2,265,585
CDW Corp.	26,794	2,276,686
Ingram Micro, Inc.	62,865	1,364,799
Kemet Corp. (a) (b)	36,802	259,454
National Instruments Corp.	25,076	816,725
Technologies Data Corp. (b)	24,175	929,770
Vishay Intertechnology, Inc. (b)	81,266	1,285,628

		14,078,004

Energy Equipment & Services—3.4%
Cameron International Corp.	48,409	3,459,791
FMC Technologies, Inc. (b)	28,540	2,260,939
Grant Prideco, Inc. (b)	56,017	3,015,395
Hanover Compressor Co. (a) (b)	45,383	1,082,385
Helmerich & Payne, Inc.	45,372	1,607,076
Patterson-UTI Energy, Inc. (a)	68,879	1,805,319
Pride International, Inc. (b)	72,896	2,730,684
Superior Energy Services, Inc. (b)	35,469	1,415,923
Tidewater, Inc. (a)	25,263	1,790,641

		19,168,153

Food & Staples Retailing—0.3%
BJ’s Wholesale Club, Inc. (b)	28,280	1,018,929
Ruddick Corp.	15,826	476,679

		1,495,608

Food Products—0.9%
Hormel Foods Corp.	32,069	1,197,777
Lancaster Colony Corp. (a)	10,278	430,545
Smithfield Foods, Inc. (b)	52,336	1,611,426
The J. M. Smucker Co.	24,885	1,584,179
Tootsie Roll Industries, Inc. (a)	11,922	330,359

		5,154,286

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Gas Utilities—1.6%
AGL Resources, Inc.	34,192	$1,384,092
Equitable Resources, Inc.	53,451	2,649,031
National Fuel Gas Co. (a)	36,689	1,589,001
ONEOK, Inc. (a)	48,804	2,460,210
WGL Holdings, Inc. (a)	21,635	706,166

		8,788,500

Health Care Equipment & Supplies—2.9%
Advanced Medical Optics, Inc. (a) (b)	26,345	918,914
Beckman Coulter, Inc.	27,222	1,760,719
Cytyc Corp. (b)	50,645	2,183,306
Dentsply International, Inc.	66,766	2,554,467
Edwards Lifesciences Corp. (a) (b)	25,330	1,249,782
Gen-Probe, Inc. (b)	23,051	1,392,742
Hillenbrand Industries, Inc.	27,109	1,762,085
Intuitive Surgical, Inc. (a) (b)	16,469	2,285,403
ResMed, Inc. (a)	34,212	1,411,587
STERIS Corp.	28,512	872,467

		16,391,472

Health Care Providers & Services—3.9%
Apria Healthcare Group, Inc. (a) (b)	19,183	551,895
Community Health Systems, Inc. (b)	41,344	1,672,365
Covance, Inc. (b)	27,933	1,915,086
Health Management Associates, Inc. (Class A)	106,498	1,209,817
Health Net, Inc. (b)	49,337	2,604,993
Henry Schein, Inc. (b)	39,045	2,086,174
Kindred Healthcare, Inc. (b)	13,880	426,394
LifePoint Hospitals, Inc. (b)	25,376	981,544
Lincare Holdings, Inc. (b)	36,849	1,468,433
Omnicare, Inc. (a)	53,418	1,926,253
Psychiatric Solutions, Inc. (a) (b)	23,862	865,236
Triad Hospitals, Inc. (b)	39,205	2,107,661
Universal Health Services, Inc. (Class B)	23,670	1,455,705
VCA Antech, Inc. (b)	36,940	1,392,269
Wellcare Group, Inc. (a)	14,724	1,332,669

		21,996,494

Health Care Technology—0.3%
Cerner Corp. (a) (b)	28,778	1,596,316

Hotels, Restaurants & Leisure—1.3%
Applebee’s International, Inc.	32,811	790,745
Bob Evans Farms, Inc.	15,727	579,540
Boyd Gaming Corp.	18,814	925,461
Brinker International, Inc.	49,879	1,459,958
CBRL Group, Inc. (a)	10,751	456,703
International Speedway Corp. (Class A)	15,658	825,333
Ruby Tuesday, Inc. (a)	23,868	628,444
Scientific Games Corp. (a) (b)	29,690	1,037,666
The Cheesecake Factory, Inc. (a) (b)	31,629	775,543

		7,479,393

Household Durables—1.7%
Amereican Greetings Corp. (Class A) (a)	24,982	707,740

Security Description	Shares	Value*

Household Durables—(Continued)
Beazer Homes USA, Inc. (a)	17,209	$424,546
Blyth, Inc.	11,055	293,842
Furniture Brands International, Inc. (a)	21,250	301,750
Hovnanian Enterprises, Inc. (Class A) (a) (b)	16,072	265,670
M.D.C. Holdings, Inc. (a)	15,474	748,323
Mohawk Industries, Inc. (a) (b)	23,661	2,384,792
NVR, Inc. (a)	2,095	1,424,076
The Ryland Group, Inc. (a)	18,481	690,635
Toll Brothers, Inc. (a) (b)	55,818	1,394,334
Tupperware Corp.	27,015	776,411

		9,412,119

Household Products—0.7%
Church & Dwight Co., Inc.	28,916	1,401,269
Energizer Holdings, Inc. (b)	24,809	2,470,977

		3,872,246

Industrial Conglomerates—0.5%
Carisle Cos., Inc.	27,282	1,268,886
Sequa Corp. (Class A) (a) (b)	3,055	342,160
Teleflex, Inc.	17,225	1,408,660

		3,019,706

Insurance—4.5%
American Financial Group, Inc.	31,002	1,058,718
Arthur J. Gallagher & Co. (a)	43,228	1,205,197
Brown & Brown, Inc.	50,602	1,272,134
Commerce Group, Inc. (a)	21,074	731,689
Everest Re Group, Ltd.	27,769	3,016,824
Fidelity National Financial, Inc. (a)	97,376	2,307,811
First American Corp.	42,468	2,102,166
Hanover Insurance Group, Inc.	22,627	1,103,971
HCC Insurance Holdings, Inc.	49,270	1,646,111
Horace Mann Educators Corp.	18,984	403,220
Mercury General Corp.	15,623	860,984
Ohio Casualty Corp. (b)	26,328	1,140,266
Old Republic International Corp.	101,604	2,160,101
Protective Life Corp.	30,737	1,469,536
StanCorp Financial Group, Inc.	23,545	1,235,642
Unitrin, Inc.	17,491	860,207
W.R. Berkley Corp.	75,081	2,443,136

		25,017,713

Internet & Catalog Retail—0.2%
Coldwater Creek, Inc. (a) (b)	26,591	617,709
Netflix, Inc. (a)	26,574	515,270

		1,132,979

Internet Software & Services—0.4%
Digital River, Inc. (b)	17,782	804,636
ValueClick, Inc. (b)	43,875	1,292,557

		2,097,193

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—2.6%
Acxiom Corp.	30,303	$801,514
Alliance Data Systems Corp. (b)	29,030	2,243,438
Broadridge Financial Solutions, Inc. (b)	61,187	1,169,895
Ceridian Corp. (b)	63,026	2,205,910
CheckFree Corp. (a) (b)	38,650	1,553,730
CSG Systems International, Inc. (b)	19,068	505,493
DST Systems, Inc. (b)	23,798	1,885,040
Gartner, Inc. (Class A) (b)	22,872	562,423
Global Payments, Inc.	30,088	1,192,989
MoneyGram International, Inc.	36,674	1,025,038
MPS Group, Inc. (b)	45,064	602,506
SRA International, Inc. (a) (b)	18,277	461,677
The BISYS Group, Inc. (b)	53,294	630,468

		14,840,121

Leisure Equipment & Products—0.1%
Callaway Golf Co. (a)	26,956	480,086

Life Sciences Tools & Services—1.5%
Affymetrix, Inc. (a) (b)	30,155	750,558
Charles River Laboratories International, Inc. (b)	29,582	1,527,023
Invitrogen Corp. (b)	20,549	1,515,489
Pharmaceutical Product Development, Inc.	45,701	1,748,977
Techne Corp. (b)	17,326	991,220
Varian, Inc. (b)	13,431	736,422
Ventana Medical Systems, Inc. (a) (b)	14,575	1,126,210

		8,395,899

Machinery—4.3%
AGCO Corp. (b)	40,208	1,745,429
Crane Co.	22,070	1,003,082
Donaldson Co., Inc. (a)	30,327	1,078,125
Federal Signal Corp. (a)	20,948	332,235
Flowserve Corp.	25,075	1,795,370
Graco, Inc.	29,237	1,177,666
Harsco Corp.	36,988	1,923,376
Joy Global, Inc.	47,739	2,784,616
Kennametal, Inc.	17,081	1,401,155
Lincoln Electric Holdings, Inc.	18,744	1,391,555
Nordson Corp. (a)	14,802	742,468
Oshkosh Truck Corp.	32,551	2,048,109
Pentair, Inc. (a)	43,859	1,691,642
SPX Corp.	25,019	2,196,918
Timkin Co.	41,374	1,494,015
Trinity Industries, Inc. (a)	35,293	1,536,657

		24,342,418

Marine—0.2%
Alexander & Baldwin, Inc. (a)	18,858	1,001,548

Media—1.2%
Belo Corp. (Class A)	38,649	795,783
Catalina Marketing Corp.	16,118	507,717
Entercom Communications Corp. (a)	12,269	305,375
Harte-Hanks, Inc.	20,753	532,937

Security Description	Shares	Value*

Media—(Continued)
John Wiley & Sons, Inc.	19,435	$938,516
Lee Enterprises, Inc. (a)	20,238	422,165
Media General, Inc.(Class A) (a)	9,945	330,870
Scholastic Corp. (b)	11,491	412,987
The Washington Post Co. (Class B)	2,472	1,918,495
Valassis Communications, Inc. (a) (b)	21,044	361,746
Westwood One, Inc. (a) (b)	31,117	223,731

		6,750,322

Metals & Mining—1.3%
Carpenter Technology Corp.	11,263	1,467,682
Commercial Metals Co.	51,956	1,754,554
Reliance Steel & Aluminum Co.	28,480	1,602,285
Steel Dynamics, Inc.	37,379	1,566,554
Worthington Industries, Inc. (a)	30,439	659,004

		7,050,079

Multi-Utilities—3.1%
Alliant Energy Corp.	51,086	1,984,691
Aquila, Inc. (b)	164,681	673,545
Black Hills Corp. (a)	16,556	658,101
Energy East Corp. (a)	69,458	1,812,159
MDU Resources Group, Inc.	79,919	2,240,929
NSTAR (a)	46,944	1,523,333
OGE Energy Corp.	40,324	1,477,875
PNM Resources, Inc.	33,705	936,662
Puget Energy, Inc.	51,302	1,240,482
SCANA Corp.	51,277	1,963,396
Vectren Corp. (a)	33,623	905,467
Wisconsin Energy Corp.	51,402	2,273,511

		17,690,151

Multiline Retail—0.6%
99 Cents Only Stores (a) (b)	20,607	270,158
Dollar Tree Stores, Inc. (b)	45,097	1,963,974
Saks, Inc. (a) (b)	62,568	1,335,827

		3,569,959

Mutual Funds—2.5%
MidCap SPDR Trust, Series 1 (a)	86,800	14,144,060

Office Electronics—0.2%
Zebra Technologies Corp. (Class A) (b)	30,300	1,173,822

Oil, Gas & Consumable Fuels—5.0%
Arch Coal, Inc. (a)	62,683	2,181,369
Cimarex Energy Co. (a)	36,606	1,442,643
Denbury Resources, Inc. (b)	53,222	1,995,825
Encore Aquisition Co.	23,344	648,963
Forest Oil Corp. (b)	33,288	1,406,751
Frontier Oil Corp.	48,430	2,119,781
Newfield Exploration Co. (b)	57,131	2,602,317
Noble Energy, Inc.	75,098	4,685,364
Overseas Shipholding Group, Inc.	10,952	891,493
Pioneer Natural Resources Co.	54,256	2,642,810

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Plains Exploration & Production Co. (b)	31,514	$1,506,684
Pogo Producing Co. (a)	25,703	1,305,455
Quicksilver Resources, Inc. (a) (b)	24,392	1,087,395
Southwestern Energy Co. (b)	73,958	3,291,131

		27,807,981

Paper & Forest Products—0.3%
Bowater, Inc. (a)	24,708	616,464
Louisiana-Pacific Corp. (a)	45,852	867,520

		1,483,984

Personal Products—0.3%
Alberto-Culver Co.	35,777	848,630
NBTY, Inc. (b)	24,870	1,074,384

		1,923,014

Pharmaceuticals—1.2%
Endo Pharmaceuticals Holdings, Inc. (b)	58,796	2,012,587
Medicis Pharmaceutical Corp. (Class A) (a)	24,544	749,574
Par Pharmaceutical Companies, Inc. (b)	15,404	434,855
Perrigo Co.	33,370	653,385
Sepracor, Inc. (b)	46,779	1,918,874
Valeant Pharmaceuticals International, Inc. (a)	41,605	694,387

		6,463,662

Real Estate Investment Trusts—3.6%
AMB Property Corp.	43,788	2,330,397
Cousins Properties, Inc.	19,208	557,224
Equity One, Inc. (a)	16,222	414,472
Highwoods Properties, Inc.	24,999	937,463
Hospitality Porperties Trust	41,256	1,711,711
Liberty Property Trust (a)	40,418	1,775,563
Mack-Cali Realty Corp.	29,851	1,298,220
Nationwide Health Properties, Inc.	39,225	1,066,920
Potlatch Corp. (a)	17,151	738,351
Rayonier, Inc.	34,029	1,536,069
Regency Centers Corp.	30,537	2,152,858
The Macerich Co.	31,504	2,596,560
UDR, Inc. (a)	59,719	1,570,610
Weingarten Realty Investors (a)	33,431	1,374,014

		20,060,432

Road & Rail—0.9%
Avis Budget Group, Inc. (b)	44,511	1,265,448
Con-way, Inc.	20,063	1,007,965
J.B. Hunt Transport Services, Inc.	44,677	1,309,930
Werner Enterprises, Inc. (a)	21,348	430,162
YRC Worldwide, Inc. (a)	25,274	930,083

		4,943,588

Semiconductors & Semiconductor Equipment—3.3%
Atmel Corp. (b)	188,282	1,046,848
Cree, Inc. (a) (b)	37,034	957,329
Cypress Semiconductor Corp. (a) (b)	66,450	1,547,620

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Fairchild Semiconductor International, Inc. (b)	54,383	$1,050,680
Integrated Device Technology, Inc. (b)	86,940	1,327,574
International Rectifier Corp. (a) (b)	31,872	1,187,551
Intersil Corp.	59,398	1,868,661
Lam Research Corp. (b)	59,367	3,051,464
Lattice Semiconductor Corp. (b)	50,443	288,534
Micrel, Inc.	24,889	316,588
Microchip Technology, Inc.	94,977	3,517,948
RF Micro Devices, Inc. (a) (b)	84,806	529,189
Semtech Corp. (a) (b)	27,637	478,949
Silicon Laboratories, Inc. (b)	24,071	833,097
TriQuint Semiconductor, Inc. (b)	61,147	309,404

		18,311,436

Software—2.7%
Activision, Inc. (b)	110,823	2,069,065
Advent Software, Inc. (a) (b)	8,600	279,930
Cadence Design Systems, Inc. (b)	122,336	2,686,499
Fair Isaac Corp.	25,212	1,011,505
Jack Henry & Associates, Inc.	33,892	872,719
Macrovision Corp. (b)	23,309	700,668
McAfee, Inc. (b)	70,114	2,468,013
Mentor Graphics Corp. (b)	37,528	494,244
Parametric Technology Corp. (b)	50,483	1,090,938
Sybase, Inc. (b)	40,138	958,897
Synopsys, Inc. (b)	63,010	1,665,354
Transaction Systems Architects, Inc. (Class A) (a) (b)	16,333	549,769
Wind River Systems, Inc. (b)	33,038	363,418

		15,211,019

Specialty Retail—5.0%
Advance Auto Parts, Inc.	46,790	1,896,399
Aeropostale, Inc. (b)	22,703	946,261
American Eagle Outfitters, Inc.	86,535	2,220,488
AnnTaylor Stores Corp. (b)	28,429	1,006,955
Barnes & Noble, Inc. (b)	22,603	869,537
Borders Group, Inc. (a)	26,111	497,676
Carmax, Inc. (b)	94,448	2,408,424
Charming Shoppes, Inc.	56,525	612,166
Chico’s FAS, Inc. (a) (b)	77,355	1,882,821
Dick’s Sporting Goods, Inc. (a) (b)	17,338	1,008,551
Foot Locker, Inc.	67,982	1,482,008
GameStop Corp. (Class A) (b)	67,061	2,622,085
O’Reilly Automotive, Inc. (b)	50,161	1,833,384
Pacific Sunwear of California, Inc. (b)	30,948	680,856
Payless Shoesource, Inc. (b)	29,001	914,982
PetSmart, Inc.	59,786	1,940,056
Rent-A-Center, Inc. (b)	30,905	810,638
Ross Stores, Inc.	61,422	1,891,798
Urban Outfitters, Inc. (b)	49,518	1,189,917
Williams-Sonoma, Inc. (a)	48,625	1,535,577

		28,250,579

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—0.6%
Hanesbrands, Inc. (b)	42,377	$1,145,450
Phillips-Van Heusen Corp.	24,408	1,478,393
Timberland Co. (Class A)	22,086	556,346

		3,180,189

Thrifts & Mortgage Finance—1.8%
Astoria Financial Corp.	36,787	921,147
First Niagara Financial Group, Inc. (a)	48,672	637,603
IndyMac Bancorp, Inc. (a)	31,790	927,314
New York Community Bancorp, Inc. (a)	121,218	2,063,131
Radian Group, Inc.	35,269	1,904,526
The PMI Group, Inc.	38,190	1,705,947
Washington Federal, Inc.	38,384	933,115
Webster Finanical Corp.	24,818	1,058,984

		10,151,767

Tobacco—0.1%
Universal Corp. (a)	11,414	695,341

Trading Companies & Distributors—1.0%
Fastenal Co. (a)	55,124	2,307,491
GATX Corp.	22,453	1,105,810
MSC Industrial Direct Co., Inc. (Class A)	23,423	1,288,265
United Rentals, Inc. (b)	29,281	952,804

		5,654,370

Security Description	Shares	Value*

Water Utilities—0.2%
Aqua America, Inc. (a)	58,277	$1,310,650

Wireless Telecommunication Services—0.5%
Telephone & Data Systems, Inc.	45,752	2,862,703

Total Common Stock (Identified Cost $424,245,555)		542,176,698

Short Term Investments—3.6%
Security Description	Face Amount	Value*

Discount Notes—3.6%
Federal Home Loan Bank 4.800%, 07/02/07	$1,975,000	1,974,737
5.120%, 07/23/07	18,000,000	17,943,680

Total Short Term Investments (Identified Cost $19,918,417)		19,918,417

Total Investments—100.2% (Identified Cost $444,163,972) (c)		562,095,115
Liabilities in excess of other assets		(1,099,690)

Total Net Assets—100%		$560,995,425

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $125,445,032 and the collateral received consisted of cash in the amount of $121,944,865 and securities with a market value of $7,020,545.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $444,163,972 and the composition of unrealized appreciation and depreciation of investment securities was $132,661,072 and $(14,729,929), respectively.

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2007	Net Unrealized Depreciation
S&P 400 Index Futures	9/20/2007	42	$19,282,410	$18,988,200	($294,210)

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$562,095,115
Cash		18,909
Collateral for securities loaned		128,965,410
Receivable for:
Securities sold		2,085,884
Fund shares sold		1,451,232
Accrued interest and dividends		283,291

Total Assets		694,899,841
Liabilities
Payable for:
Fund shares redeemed	$2,555,622
Securities purchased	2,092,635
Futures variation margin	37,800
Return of collateral for securities loaned	128,965,410
Accrued expenses:
Management fees	113,079
Service and distribution fees	48,869
Other expenses	91,001

Total Liabilities		133,904,416

Net Assets		$560,995,425

Net assets consists of:
Capital paid in		$421,675,976
Undistributed net investment income		3,831,140
Accumulated net realized gains		17,851,376
Unrealized appreciation on investments		117,636,933

Net Assets		$560,995,425

Computation of offering price:
Class A
Net asset value and redemption price per share ($294,458,847 divided by 18,884,539 shares outstanding)		$15.59

Class B
Net asset value and redemption price per share ($189,960,875 divided by 12,265,372 shares outstanding)		$15.49

Class E
Net asset value and redemption price per share ($76,575,703 divided by 4,930,300 shares outstanding)		$15.53

Identified cost of investments		$444,163,972

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$4,265,719
Interest		562,049	(a)

		4,827,768
Expenses
Management fees	$658,700
Service and distribution fees—Class B	218,163
Service and distribution fees—Class E	55,033
Directors’ fees and expenses	11,011
Custodian	39,276
Audit and tax services	15,859
Legal	3,273
Printing	65,431
Insurance	2,299
Miscellaneous	7,726

Total expenses	1,076,771
Management fee waivers	(18,444)	1,058,327

Net Investment Income		3,769,441

Realized and Unrealized Gain
Realized gain on:
Investments—net	19,813,996
Futures contracts—net	1,559,900	21,373,896

Unrealized appreciation (depreciation) on:
Investments—net	32,903,760
Futures contracts—net	(16,800)	32,886,960

Net gain		54,260,856

Net Increase in Net Assets From Operations		$58,030,297

(a)	Includes income on securities loaned of $83,780.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$3,769,441	$5,345,936
Net realized gain	21,373,896	27,247,116
Unrealized appreciation	32,886,960	10,234,038

Increase in net assets from operations	58,030,297	42,827,090

From Distributions to Shareholders
Net investment income
Class A	(2,158,318)	(3,033,150)
Class B	(960,456)	(1,184,116)
Class E	(460,789)	(707,784)

	(3,579,563)	(4,925,050)

Net realized gain
Class A	(11,564,986)	(17,215,175)
Class B	(7,352,063)	(9,009,575)
Class E	(3,023,339)	(4,763,930)

	(21,940,388)	(30,988,680)

Total distributions	(25,519,951)	(35,913,730)

Increase in net assets from capital share transactions	38,961,950	72,076,397

Total increase in net assets	71,472,296	78,989,757

Net Assets
Beginning of the period	489,523,129	410,533,372

End of the period	$560,995,425	$489,523,129

Undistributed Net Investment Income
End of the period	$3,831,140	$3,641,262

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	2,552,986	$39,450,868	4,780,829	$68,696,012
Shares issued through acquisition	0	0	263,230	3,819,469
Reinvestments	896,362	13,723,304	1,396,436	20,248,325
Redemptions	(2,435,451)	(37,484,149)	(4,675,547)	(67,013,457)

Net increase	1,013,897	$15,690,023	1,764,948	$25,750,349

Class B
Sales	1,991,852	$30,542,650	4,030,601	$57,193,345
Reinvestments	546,158	8,312,519	706,913	10,193,691
Redemptions	(1,132,073)	(17,366,992)	(1,652,078)	(23,375,593)

Net increase	1,405,937	$21,488,177	3,085,436	$44,011,443

Class E
Sales	362,509	$5,576,786	798,882	$11,221,749
Reinvestments	228,318	3,484,128	378,665	5,471,714
Redemptions	(474,827)	(7,277,164)	(1,006,065)	(14,378,858)

Net increase	116,000	$1,783,750	171,482	$2,314,605

Increase derived from capital share transactions		$38,961,950		$72,076,397

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.64		$14.43	$13.71	$11.90	$8.87	$10.46

Income From Investment Operations
Net investment income	0.24	(c)	0.18	0.15	0.11	0.08	0.05
Net realized and unrealized gain (loss) of investments	1.47	(c)	1.27	1.40	1.79	3.00	(1.60)

Total from investment operations	1.71		1.45	1.55	1.90	3.08	(1.55)

Less Distributions
Distributions from net investment income	(0.12)		(0.19)	(0.10)	(0.06)	(0.05)	(0.04)
Distributions from net realized capital gains	(0.64)		(1.05)	(0.73)	(0.03)	0.00	0.00

Total distributions	(0.76)		(1.24)	(0.83)	(0.09)	(0.05)	(0.04)

Net Asset Value, End of Period	$15.59		$14.64	$14.43	$13.71	$11.90	$8.87

Total Return (%)	11.8	(a)	10.1	12.3	16.0	35.0	(14.9)
Ratio of operating expenses to average net assets (%)	0.30	(b)	0.33	0.34	0.35	0.40	0.43
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.31	(b)	0.34	0.34	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.54	(b)	1.28	1.18	0.85	0.85	0.70
Portfolio turnover rate (%)	33	(b)	34	33	42	22	46
Net assets, end of period (000)	$294,459		$261,588	$232,461	$197,642	$180,211	$117,340

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.53		$14.32	$13.61	$11.83	$8.83	$10.43

Income From Investment Operations
Net investment income	0.20	(c)	0.14	0.11	0.06	0.05	0.03
Net realized and unrealized gain (loss) of investments	1.48	(c)	1.26	1.40	1.79	2.99	(1.60)

Total from Investment operations	1.68		1.40	1.51	1.85	3.04	(1.57)

Less Distributions
Distributions from net investment income	(0.08)		(0.14)	(0.07)	(0.04)	(0.04)	(0.03)
Distributions from net realized capital gains	(0.64)		(1.05)	(0.73)	(0.03)	0.00	0.00

Total distributions	(0.72)		(1.19)	(0.80)	(0.07)	(0.04)	(0.03)

Net Asset Value, End of Period	$15.49		$14.53	$14.32	$13.61	$11.83	$8.83

Total Return (%)	11.7	(a)	9.8	12.0	15.7	34.5	(15.1)
Ratio of operating expenses to average net assets (%)	0.55	(b)	0.58	0.59	0.60	0.65	0.68
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.56	(b)	0.59	0.59	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.28	(b)	1.03	0.94	0.61	0.61	0.46
Portfolio turnover rate (%)	33	(b)	34	33	42	22	46
Net assets, end of period (000)	$189,961		$157,773	$111,361	$64,207	$31,858	$12,790

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.57		$14.37	$13.65	$11.86	$8.85	$10.45

Income From Investment Operations
Net investment income	0.21	(c)	0.17	0.14	0.08	0.06	0.05
Net realized and unrealized gain (loss) of investments	1.49	(c)	1.24	1.39	1.79	3.00	(1.61)

Total from investment operations	1.70		1.41	1.53	1.87	3.06	(1.56)

Less Distributions
Distributions from net investment income	(0.10)		(0.16)	(0.08)	(0.05)	(0.05)	(0.04)
Distributions from net realized capital gains	(0.64)		(1.05)	(0.73)	(0.03)	0.00	0.00

Total distributions	(0.74)		(1.21)	(0.81)	(0.08)	(0.05)	(0.04)

Net Asset Value, End of Period	$15.53		$14.57	$14.37	$13.65	$11.86	$8.85

Total Return (%)	11.8	(a)	9.9	12.2	15.9	34.8	(15.0)
Ratio of operating expenses to average net assets (%)	0.45	(b)	0.48	0.49	0.50	0.55	0.58
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.46	(b)	0.49	0.49	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.39	(b)	1.12	1.03	0.71	0.71	0.62
Portfolio turnover rate (%)	33	(b)	34	33	42	22	46
Net assets, end of period (000)	$76,576		$70,162	$66,712	$62,530	$49,881	$9,804

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Mid Cap Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For

MSF-16

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$8,910,194	$5,048,633	$27,003,536	$15,228,603	$—	$—	$35,913,730	$20,277,236

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$5,554,828	$19,897,602	$81,356,673	$—	$106,809,103

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$101,548,340	$0	$84,326,247

MSF-17

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MetLife Mid Cap Stock Index	$640,256	0.250%	Of all assets

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Effective April 30, 2007, MetLife Advisers entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the period ended June 30, 2007 were $21,594. Prior to April 30, 2007, MetLife served as the subadviser to the Portfolio and for the period January 1, 2007 through April 30, 2007, fees earned by MetLife were $39,006.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.007%	All assets

Amounts waived for the six months ended June 30, 2007 are shown as management fee waivers in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Approval of New Subadvisory Agreements—(Unaudited)

At the April 25-26, 2007 joint meeting of the Boards of Directors/Trustees (collectively, the “Board,” composed of “Directors”) of Metropolitan Series Fund, Inc. (the “Fund”) and Metropolitan Series Fund II (“Met Series Fund II” and, together with the Fund, the “Funds”), the Board considered a proposal to change the subadviser for the MetLife Stock Index Portfolio, MetLife Mid Cap Stock Portfolio, Russell 2000 Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio and Morgan Stanley EAFE Index Portfolio, each a series of the Fund, and MetLife Stock Index Portfolio II, a series of Metropolitan Series Fund II (each such Portfolio, collectively, the “Index Portfolios”), from Metropolitan Life Insurance Company (“MetLife”) to MetLife Investment Advisors Company, LLC (“MLIAC”), a wholly-owned subsidiary of MetLife. The proposed subadviser change did not result in a “change of actual control or management” for purposes of applicable Securities and Exchange Commission rules and guidance, and thus did not require shareholder approval.

MetLife informed the Board that its intent was to have MLIAC assume MetLife’s responsibilities for providing investment advisory services to certain registered funds, including the Index Portfolios, and for MetLife subsequently to deregister as an investment adviser. It was noted that, other than the change to MLIAC, the proposed subadvisory agreements were identical to the existing subadvisory agreements with MetLife, and that the same persons at MetLife as were responsible for managing the Index Portfolios would be responsible for such Portfolios at MLIAC. As described more fully in the Index Portfolios’ Annual Reports dated December 31, 2006, when approving the continuation of the subadvisory agreements of the Index Portfolios with MetLife at the Board’s November 7-8, 2006 meeting, the Board considered, among other things and as relevant: (i) the nature, extent and quality of the services provided to the Index Portfolios under those subadvisory agreements; (ii) the investment performance of the Index Portfolios; (iii) the costs of the services to be provided and profits to be realized by MetLife and its affiliates from their relationships with the Portfolios; (iv) whether there were any economies of scale in the provision of services by MetLife and whether such economies would be shared with the relevant Portfolios; and (v) such other factors as the Board found relevant. Because the proposed subadvisory agreements with MLIAC, including the proposed scope of the services to be provided to the Index Portfolios, were identical to the subadvisory agreements with MetLife, and the same persons at MetLife as were responsible for managing the Index Portfolios would be responsible for such Portfolios at MLIAC, the Board did not reconsider the aforementioned factors. The Board did, however, consider and approve the compliance policies and procedures and code of ethics of MLIAC. The Board also considered that, although MLIAC’s own financial resources are less substantial than MetLife’s, both MLIAC and the Index Portfolio’s adviser, MetLife Advisers, LLC, are indirect subsidiaries of MetLife’s parent company, MetLife, Inc., and that MetLife and MetLife, Inc. will continue to have a substantial reputational interest in the Funds even after MetLife ceases to act as subadviser for the Index Portfolios.

Based on their evaluation of all factors that they deemed to be material as discussed above, and assisted by the advice of independent counsel, the Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds, present at the meeting concluded that the proposed subadvisory agreements between MetLife Advisers, LLC and MLIAC with respect to the Index Portfolios were in the best interests of such Portfolios and, therefore, unanimously approved such agreements, effective April 30, 2007.

MSF-20

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-21

Metropolitan Series Fund, Inc. MetLife Moderate Allocation Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the MetLife Moderate Allocation Portfolio returned 5.0% compared to the 7.6% return of the Wilshire 5000 Stock Index1 and the 1.1% return of the Lehman Brothers Universal Bond Index2. In an effort to accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate Allocation Portfolio consists of an 8% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 32% allocation to the Lehman Brothers Universal Bond Index, a 48% allocation to the Wilshire 5000 Stock Index, and a 12% allocation to the Morgan Stanley Capital International EAFE Index4. During the six-month period ended June 30, 2007, the blended benchmark returned 5.4%.

PORTFOLIO REVIEW

Investors shrugged off concerns of higher energy costs and the sub-prime mortgage crisis and pushed stock prices sharply higher as measured by the 7.0% return of the Standard and Poor’s 500 Index over the six-months ending June 30, 2007. Solid corporate earnings and merger & acquisition activity boosted equity returns. Mid cap stocks outperformed both large and small cap stocks, while growth style stocks did better than value style stocks. The Energy, Materials and Telecommunication sectors were the best performers; Financials, Consumer Discretionary and Consumer Staples lagged. Real Estate Investment Trusts, one of the better performing segments of the market in 2006, were down sharply during the period. Foreign stocks were stronger than domestic stocks, although Japan struggled. The Emerging Markets, especially Latin America, performed better than the developed markets.

Rising interest rates depressed bond prices to produce a total return of only 1.0% as measured by the Lehman Brothers Aggregate Bond Index. The Federal Reserve kept their target rate at 5.25%, but their more recent statements have expressed more concern about inflation than a slowing economy. There was little difference in the returns across the investment grade sectors, but below investment grade bonds did outperform higher rated bonds due mostly to their higher coupon rates. In a rising interest rate environment, shorter maturity bonds held up better than longer maturity bonds.

The MetLife Moderate Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust (“underlying portfolios”). The Portfolio’s initial target allocations were 60% in equity investments and 40% in fixed income investments. The MetLife Moderate Allocation Portfolio is considered the “middle” of the five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was a slight adjustment for the underlying portfolios as of May 1, 2007. The Davis Venture Value Portfolio, the Neuberger Berman Mid Cap Value Portfolio, and the foreign equity components of the Portfolio contributed to performance during the past six months. The Portfolio’s bond positions and poor security selection in the Legg Mason Value Equity Portfolio, the Harris Oakmark Large Cap Value Portfolio and the Jennison Growth Portfolio hurt performance. Despite only a very small 1% weighting, a sharp drop in the Neuberger Berman Real Estate Portfolio had a significant negative impact on performance.

* The views expressed above are those of the advisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the indices is not possible

1 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Lehman Brothers Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE

WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2007

	MetLife Moderate Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
6 Months	5.0%	5.0%	7.6%	1.1%
1 Year	14.6	14.4	20.4	6.6
Since Inception	12.1	11.8	16.4	3.8

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	20.8%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	11.9%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	7.1%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	5.9%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	5.9%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	5.1%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	5.1%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	5.0%
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	4.1%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	4.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
MetLife Moderate Allocation—Class A(a)(b)	Actual	0.75%	$1,000.00	$1,049.80	$3.81
	Hypothetical	0.75%	$1,000.00	$1,021.02	$3.76

MetLife Moderate Allocation—Class B(a)(b)	Actual	1.00%	$1,000.00	$1,049.60	$5.08
	Hypothetical	1.00%	$1,000.00	$1,019.77	$5.01

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Investment Companies—100.0%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	1,573,900	$13,031,892
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	2,383,392	26,407,983
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	2,731,046	40,610,650
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	4,146,180	78,072,575
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	3,834,370	53,834,549
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	4,484,274	52,555,695
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	2,132,569	26,230,596
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	1,795,972	26,975,502
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	781,725	11,936,935
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	1,296,790	12,980,867
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	23,943,049	273,429,618
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	4,677,791	66,424,630
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	2,493,850	93,145,283
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	4,155,250	66,899,522

Security Description	Shares	Value*

Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	1,228,467	$26,657,729
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	3,107,983	39,751,106
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	1,408,894	52,918,075
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	3,473,555	78,120,244
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	1,733,931	26,581,158
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	4,069,240	66,532,079
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	12,754,419	156,496,716
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	2,173,924	26,174,047

Total Mutual Funds (Identified Cost $1,283,370,903)		1,315,767,451

Total Investments—100.0% (Identified Cost $1,283,370,903) (a)		1,315,767,451
Liabilities in excess of other assets		(472,642)

Total Net Assets—100%		$1,315,294,809

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $1,283,370,903 and the composition of unrealized appreciation and depreciation of investment securities was $42,319,009 and $(9,922,461), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$1,315,767,451
Receivable for:
Fund shares sold		4,572,526

Total Assets		1,320,339,977
Liabilities
Payable for:
Fund shares redeemed	$1,178,440
Securities purchased	3,394,086
Accrued expenses:
Management fees	160,282
Service and distribution fees	230,943
Other expenses	81,417

Total Liabilities		5,045,168

Net Assets		$1,315,294,809

Net assets consists of:
Capital paid in		$1,234,181,595
Undistributed net investment income		16,638,892
Accumulated net realized gains		32,077,774
Unrealized appreciation on investments		32,396,548

Net Assets		$1,315,294,809

Computation of offering price:
Class A
Net asset value and redemption price per share ($142,697,711 divided by 11,838,601 shares outstanding)		$12.05

Class B
Net asset value and redemption price per share ($1,172,597,098 divided by 97,491,020 shares outstanding)		$12.03

Identified cost of investments		$1,283,370,903

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends from underlying Portfolios		$18,279,739

Expenses
Management fees	$426,820
Deferred expense reimbursement	59,534
Service and distribution fees—Class B	1,091,408
Directors’ fees and expenses	435
Custodian	10,956
Audit and tax services	9,096
Miscellaneous	5,998

Total expenses		1,604,247

Net Investment Income		16,675,492

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	11,578,108
Capital gains distributions from underlying Portfolios	20,991,453	32,569,561

Unrealized depreciation on:
Investments—net		(3,840,244)

Net gain		28,729,317

Net Increase in Net Assets From Operations		$45,404,809

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$16,675,492	$4,015,517
Net realized gain	32,569,561	8,739,622
Unrealized appreciation (depreciation)	(3,840,244)	35,943,069

Increase in net assets from operations	45,404,809	48,698,208

From Distributions to Shareholders
Net investment income
Class A	(269,562)	(951,464)
Class B	(80,033)	(3,927,962)

	(349,595)	(4,879,426)

Net realized gain
Class A	(186,620)	(1,330,470)
Class B	(1,440,592)	(5,656,937)

	(1,627,212)	(6,987,407)

Total distributions	(1,976,807)	(11,866,833)

Increase in net assets from capital share transactions	530,951,819	581,821,010

Total increase in net assets	574,379,821	618,652,385

Net Assets
Beginning of the period	740,914,988	122,262,603

End of the period	$1,315,294,809	$740,914,988

Undistributed Net Investment Income
End of the period	$16,638,892	$312,995

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	5,471,451	$64,837,052	7,552,833	$82,679,374
Reinvestments	37,983	456,182	211,879	2,281,934
Redemptions	(1,496,979)	(17,756,235)	(1,901,403)	(20,819,359)

Net increase	4,012,455	$47,536,999	5,863,309	$64,141,949

Class B
Sales	44,294,093	$524,583,265	47,323,820	$518,077,257
Shares issued through acquisition	0	0	3,184,564	34,361,445
Reinvestments	126,824	1,520,625	891,619	9,584,899
Redemptions	(3,611,060)	(42,689,070)	(4,061,903)	(44,344,540)

Net increase	40,809,857	$483,414,820	47,338,100	$517,679,061

Increase derived from capital share transactions		$530,951,819		$581,821,010

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005(a)
Net Asset Value, Beginning of Period	$11.52		$10.82	$10.00

Income From Investment Operations
Net investment income	0.42	(f)	0.24	0.04
Net realized and unrealized gain on investments	0.16	(f)	1.04	0.83

Total from investment operations	0.58		1.28	0.87

Less Distributions
Distributions from net investment income	(0.03)		(0.24)	(0.05)
Distributions from net realized capital gains	(0.02)		(0.34)	0.00

Total distributions	(0.05)		(0.58)	(0.05)

Net Asset Value, End of Period	$12.05		$11.52	$10.82

Total Return (%)	5.0	(b)	12.2	8.7	(b)
Ratio of operating expenses to average net assets (%) (d)	0.10	(c)	0.10	0.10	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.10	(c)	0.11	0.29	(c)
Ratio of net investment income to average net assets (%) (e)	3.54	(c)	1.67	1.57	(c)
Portfolio turnover rate (%)	28	(c)	19	1	(c)
Net assets, end of period (000)	$142,698		$90,126	$21,245

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005(a)
Net Asset Value, Beginning of Period	$11.48		$10.81	$10.00

Income From Investment Operations
Net investment income	0.39	(f)	0.22	0.04
Net realized and unrealized gain on investments	0.18	(f)	1.02	0.81

Total from investment operations	0.57		1.24	0.85

Less Distributions
Distributions from net investment income	(0.00	)(g)	(0.23)	(0.04)
Distributions from net realized capital gains	(0.02)		(0.34)	0.00

Total distributions	(0.02)		(0.57)	(0.04)

Net Asset Value, End of Period	$12.03		$11.48	$10.81

Total Return (%)	5.0	(b)	11.8	8.5	(b)
Ratio of operating expenses to average net assets (%) (d)	0.35	(c)	0.35	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.35	(c)	0.36	0.54	(c)
Ratio of net investment income to average net assets (%) (e)	3.31	(c)	0.98	1.45	(c)
Portfolio turnover rate (%)	28	(c)	19	1	(c)
Net assets, end of period (000)	$1,172,597		$650,789	$101,018

(a)	Commencement of operations was May 2, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(f)	Per share amounts are based on average shares outstanding during the period.
(g)	Distributions for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Asset Allocation Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are Series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are Series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$6,186,071	$453,403	$5,680,762	$—	$—	$—	$11,866,833	$453,403

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$1,158,261	$704,667	$35,822,284	$—	$37,685,212

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Underlying Portfolio trades are directed to brokers who paid a portion of the Underlying Portfolio’s expenses.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of Underlying portfolios by the Asset Allocation Portfolio were $707,945,128 and $141,055,804, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MetLife Moderate Allocation	$426,820	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling, and servicing, the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2007 to April 30, 2008, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2007 to April 30, 2008 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2007, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $55,419 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $35,176. There were no expenses deferred in 2007.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

7.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2007 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/30/2006	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2007
MIST—Dreman Small Cap Value	1,663,493	1,109,835	42,282	2,731,046
MIST—Lazard Mid-Cap	2,193,032	1,766,229	124,891	3,834,370
MIST—PIMCO Total Return	12,828,978	11,114,071	0	23,943,049
MSF—BlackRock Large Cap Value	0	4,677,791	0	4,677,791
MSF—FI International Stock	2,918,593	2,098,916	862,259	4,155,250
MSF—Neuberger Berman Mid Cap Value	2,151,607	1,497,157	175,209	3,473,555
MSF—T. Rowe Price Large Cap Growth	2,454,768	1,687,718	73,246	4,069,240
MSF—Western Asset Mgmt. Strategic Bond Opportunities	6,906,272	5,848,147	0	12,754,419

Underlying Portfolio (Class A)	Realized Gain/ (Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 06/30/2007
MIST—Dreman Small Cap Value	$39,717	$157,930	$0	$40,610,650
MIST—Lazard Mid-Cap	(89,051)	3,759,320	274,300	53,834,549
MIST—PIMCO Total Return	0	0	7,945,174	273,429,618
MSF—BlackRock Large Cap Value	0	0	0	66,424,630
MSF—FI International Stock	2,201,358	3,408,191	701,569	66,899,522
MSF—Neuberger Berman Mid Cap Value	415,252	1,892,682	351,661	78,120,244
MSF—T. Rowe Price Large Cap Growth	158,022	483,994	243,690	66,532,079
MSF—Western Asset Mgmt. Strategic Bond Opportunities	0	120,510	3,494,789	156,496,716

MSF-13

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-14

Metropolitan Series Fund, Inc. MetLife Moderate to Aggressive Allocation Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the MetLife Moderate to Aggressive Allocation Portfolio returned 6.5% compared to the 7.6% return of the Wilshire 5000 Stock Index1 and the 1.1% return of the Lehman Brothers Universal Bond Index2. In an effort to accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate to Aggressive Allocation Portfolio consists of a 4% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 16% allocation to the Lehman Brothers Universal Bond Index, a 64% allocation to the Wilshire 5000 Stock Index, and a 16% allocation to the Morgan Stanley Capital International EAFE Index4. During the six-month period ended June 30, 2007, the blended benchmark returned 6.8%.

PORTFOLIO REVIEW

Investors shrugged off concerns of higher energy costs and the sub-prime mortgage crisis and pushed stock prices sharply higher as measured by the 7.0% return of the Standard and Poor’s 500 Index over the six-months ending June 30, 2007. Solid corporate earnings and merger & acquisition activity boosted equity returns. Mid cap stocks outperformed both large and small cap stocks, while growth style stocks did better than value style stocks. The Energy, Materials and Telecommunication sectors were the best performers; Financials, Consumer Discretionary and Consumer Staples lagged. Real Estate Investment Trusts, one of the better performing segments of the market in 2006, were down sharply during the period. Foreign stocks were stronger than domestic stocks, although Japan struggled. The Emerging Markets, especially Latin America, performed better than the developed markets.

Rising interest rates depressed bond prices to produce a total return of only 1.0% as measured by the Lehman Brothers Aggregate Bond Index. The Federal Reserve kept their target rate at 5.25%, but their more recent statements have expressed more concern about inflation than a slowing economy. There was little difference in the returns across the investment grade sectors, but below investment grade bonds did outperform higher rated bonds due mostly to their higher coupon rates. In a rising interest rate environment, shorter maturity bonds held up better than longer maturity bonds.

The MetLife Moderate to Aggressive Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust (“underlying portfolios”). The Portfolio’s initial target allocations were 80% in equity investments and 20% in fixed income investments. The MetLife Moderate to Aggressive Allocation Portfolio is considered the second most aggressive of the five Asset Allocation Portfolios as measured by potential risk.

The only change in the Portfolio during the period was a slight adjustment for the underlying portfolios as of May 1, 2007. The Davis Venture Value Portfolio, the Neuberger Berman Mid Cap Value Portfolio, and the foreign equity components of the Portfolio contributed to performance during the past six months. Poor security selection in the Legg Mason Value Equity Portfolio, the Harris Oakmark Large Cap Value Portfolio and the Jennison Growth Portfolio hurt performance. Despite only a small 2% weighting, a sharp drop in the Neuberger Berman Real Estate Portfolio had a significant negative impact on performance.

* The views expressed above are those of the advisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the indices is not possible

1 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Lehman Brothers Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE

WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2007

	MetLife Moderate to Aggressive Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
6 Months	6.5%	6.4%	7.6%	1.1%
1 Year	17.6	17.3	20.4	6.6
Since Inception	15.0	14.7	16.4	3.8

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	12.8%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	10.1%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	7.1%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	7.1%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	6.9%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	6.9%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	6.0%
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	6.0%
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	5.1%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	5.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
MetLife Moderate to Aggressive Allocation—Class A(a)(b)	Actual	0.78%	$1,000.00	$1,064.60	$3.99
	Hypothetical	0.78%	$1,000.00	$1,020.87	$3.91

MetLife Moderate to Aggressive Allocation—Class B(a)(b)	Actual	1.03%	$1,000.00	$1,063.70	$5.27
	Hypothetical	1.03%	$1,000.00	$1,019.62	$5.16

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Investment Companies—100.0%
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	4,847,659	$53,712,057
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	3,702,704	55,059,212
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	4,920,051	92,644,563
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	4,873,675	68,426,391
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	6,840,895	80,175,289
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	1,084,421	13,338,381
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	2,739,388	41,145,602
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	1,590,717	24,290,245
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	15,075,121	172,157,877
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	5,708,329	81,058,270
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	3,622,993	135,318,804
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	5,916,391	95,253,895
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	1,873,955	40,664,825

Security Description	Shares	Value*

Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	4,214,414	$53,902,353
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	1,432,807	53,816,231
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	4,121,372	92,689,647
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	1,763,289	27,031,219
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	5,793,568	94,724,844
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	5,405,120	66,320,828

Total Mutual Funds (Identified Cost $1,295,683,168)		1,341,730,533

Total Investments—100.0% (Identified Cost $1,295,683,168) (a)		1,341,730,533
Liabilities in excess of other assets		(481,215)

Total Net Assets—100%		$1,341,249,318

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $1,295,683,168 and the composition of unrealized appreciation and depreciation of investment securities was $53,211,801 and $(7,164,436), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$1,341,730,533
Receivable for:
Fund shares sold		5,098,084

Total Assets		1,346,828,617
Liabilities
Payable for:
Fund shares redeemed	$426,847
Securities purchased	4,671,237
Accrued expenses:
Management fees	161,550
Service and distribution fees	237,644
Other expenses	82,021

Total Liabilities		5,579,299

Net Assets		$1,341,249,318

Net assets consists of:
Capital paid in		$1,242,647,588
Undistributed net investment income		10,909,760
Accumulated net realized gains		41,644,605
Unrealized appreciation on investments		46,047,365

Net Assets		$1,341,249,318

Computation of offering price:
Class A
Net asset value and redemption price per share ($130,612,498 divided by 10,279,293 shares outstanding)		$12.71

Class B
Net asset value and redemption price per share ($1,210,636,820 divided by 95,489,662 shares outstanding)		$12.68

Identified cost of investments		$1,295,683,168

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends from underlying Portfolios		$12,555,051

Expenses
Management fees	$425,617
Deferred expense reimbursement	60,113
Service and distribution fees—Class B	1,103,120
Directors’ fees and expenses	435
Custodian	11,090
Audit and tax services	9,096
Miscellaneous	5,952

Total expenses		1,615,423

Net Investment Income		10,939,628

Realized and Unrealized Gain
Realized gain on:
Investments—net	14,930,632
Capital gains distributions from underlying Portfolios	27,165,860	42,096,492

Unrealized appreciation on:
Investments—net		5,830,766

Net gain		47,927,258

Net Increase in Net Assets From Operations		$58,866,886

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$10,939,628	$1,963,732
Net realized gain	42,096,492	8,757,473
Unrealized appreciation	5,830,766	40,246,323

Increase in net assets from operations	58,866,886	50,967,528

From Distributions to Shareholders
Net investment income
Class A	(253,328)	(475,092)
Class B	(312,864)	(2,199,740)

	(566,192)	(2,674,832)

Net realized gain
Class A	(144,759)	(1,209,082)
Class B	(1,251,456)	(5,827,381)

	(1,396,215)	(7,036,463)

Total distributions	(1,962,407)	(9,711,295)

Increase in net assets from capital share transactions	564,734,668	590,067,543

Total increase in net assets	621,639,147	631,323,776

Net Assets
Beginning of the period	719,610,171	88,286,395

End of the period	$1,341,249,318	$719,610,171

Undistributed Net Investment Income
End of the period	$10,909,760	$536,324

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	4,406,576	$54,616,761	6,446,557	$72,782,346
Reinvestments	31,644	398,087	151,047	1,684,174
Redemptions	(898,655)	(11,102,778)	(1,069,236)	(11,995,850)

Net increase	3,539,565	$43,912,070	5,528,368	$62,470,670

Class B
Sales	45,814,622	$568,306,486	45,666,047	$515,977,589
Shares issued through acquisition	0	0	3,452,195	38,561,018
Reinvestments	124,547	1,564,320	721,215	8,027,121
Redemptions	(3,942,906)	(49,048,208)	(3,128,609)	(34,968,855)

Net increase	41,996,263	$520,822,598	46,710,848	$527,596,873

Increase derived from capital share transactions		$564,734,668		$590,067,543

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005(a)
Net Asset Value, Beginning of Period	$11.98		$11.05	$10.00

Income From Investment Operations
Net investment income	0.29	(f)	0.17	0.04
Net realized and unrealized gain on investments	0.49	(f)	1.39	1.05

Total from investment operations	0.78		1.56	1.09

Less Distributions
Distributions from net investment income	(0.03)		(0.18)	(0.04)
Distributions from net realized capital gains	(0.02)		(0.45)	0.00

Total distributions	(0.05)		(0.63)	(0.04)

Net Asset Value, End of Period	$12.71		$11.98	$11.05

Total Return (%)	6.5	(b)	14.6	10.9	(b)
Ratio of operating expenses to average net assets (%) (d)	0.10	(c)	0.10	0.10	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.10	(c)	0.11	0.34	(c)
Ratio of net investment income to average net assets (%) (e)	2.38	(c)	1.07	1.34	(c)
Portfolio turnover rate (%)	32	(c)	23	2	(c)
Net assets, end of period (000)	$130,612		$80,728	$13,388

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005(a)
Net Asset Value, Beginning of Period	$11.94		$11.04	$10.00

Income From Investment Operations
Net investment income	0.27	(f)	0.16	0.04
Net realized and unrealized gain on investments	0.49	(f)	1.36	1.05

Total from investment operations	0.76		1.52	1.08

Less Distributions
Distributions from net investment income	(0.00	)(g)	(0.17)	(0.04)
Distributions from net realized capital gains	(0.02)		(0.45)	0.00

Total distributions	(0.02)		(0.62)	(0.04)

Net Asset Value, End of Period	$12.68		$11.94	$11.04

Total Return (%)	6.4	(b)	14.2	10.8	(b)
Ratio of operating expenses to average net assets (%) (d)	0.35	(c)	0.35	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.35	(c)	0.36	0.59	(c)
Ratio of net investment income to average net assets (%) (e)	2.17	(c)	0.54	1.33	(c)
Portfolio turnover rate (%)	32	(c)	23	2	(c)
Net assets, end of period (000)	$1,210,637		$638,882	$74,899

(a)	Commencement of operations was May 2, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(f)	Per share amounts are based on average shares outstanding during the period.
(g)	Distributions for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board of Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of the its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$4,201,348	$307,176	$5,509,947	$—	$—	$—	$9,711,295	$307,176

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$1,866,840	$—	$39,830,411	$—	$41,697,251

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Underlying Portfolio trades are directed to brokers who paid a portion of the Underlying Portfolio’s expenses.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $761,271,862 and $160,108,256, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MetLife Moderate to Aggressive Allocation	$425,617	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s B shares. Under the Distribution plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or other affiliates) and other broker-dealers and financial Intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution Plan for each class of the Asset Allocation Portolio’s shares are calculated as percentage of the Asset Allocation Portfolio’s average daily net assets that are attribute to that class. Currently, the fee is 0.25% per year for the Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2007 to April 30, 2008, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2007 to April 30, 2008 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2007, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $52,400 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $36,898. There were no expenses deferred in 2007.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolios’s financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

7.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2007 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/30/2006	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2007
MIST—Dreman Small Cap Value	2,136,262	1,580,880	14,438	3,702,704
MIST—Lazard Mid-Cap	2,641,455	2,320,679	88,459	4,873,675
MIST—Legg Mason Value Equity	3,902,120	2,938,775	0	6,840,895
MIST—Met/AIM Small Cap Growth	0	2,739,388	0	2,739,388
MSF—BlackRock Large Cap Value	0	5,708,329	0	5,708,329
MSF—FI International Stock	3,750,720	2,989,055	823,384	5,916,391
MSF—Neuberger Berman Mid Cap Value	2,416,879	1,846,261	141,768	4,121,372
MSF—T. Rowe Price Large Cap Growth	3,312,333	2,514,323	33,088	5,793,568
MSF—Western Asset Mgmt. Strategic Bond Opportunities	2,775,893	2,629,227	0	5,405,120

Underlying Portfolio (Class A)	Realized Gain/ (Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 06/30/2007
MIST—Dreman Small Cap Value	$13,139	$212,376	$0	$55,059,212
MIST—Lazard Mid-Cap	(47,850)	4,740,021	345,857	68,426,391
MIST—Legg Mason Value Equity	0	71,745	2,128	80,175,289
MIST—Met/AIM Small Cap Growth	0	0	0	41,145,602
MSF—BlackRock Large Cap Value	0	0	0	81,058,270
MSF—FI International Stock	2,168,478	4,581,804	943,155	95,253,895
MSF—Neuberger Berman Mid Cap Value	347,823	2,227,181	413,812	92,689,647
MSF—T. Rowe Price Large Cap Growth	81,073	683,624	344,202	94,724,844
MSF—Western Asset Mgmt. Strategic Bond Opportunities	0	50,657	1,469,053	66,320,828

MSF-13

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-14

Metropolitan Series Fund, Inc. MetLife Stock Index Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the MetLife Stock Index Portfolio returned 6.8%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 7.0%. The average return of its peer group, the Lipper Variable Insurance Products S&P 500 Index Funds Universe2, was 6.8% over the same period.

On April 30, 2007, the subadviser of the Portfolio changed from Metropolitan Life Insurance Company to MetLife Investment Advisors Company, LLC.

PORTFOLIO REVIEW

The Standard & Poor’s (“S&P”) 500 Index began the year with a strong start before a sell off in the market at the end of February and early March. From February 20 through March 5, the S&P 500 Index benchmark declined almost 6%. The sell-off was driven primarily by the precipitous drop in the Asian emerging markets and the U.S. subprime lending crisis. Subsequently, the Index returned 10% from its low on March 5 to the end of June while reaching an all-time closing high on June 4, surpassing levels previously set in March 2000. This rally was largely attributable to unchanged economic fundamentals and a sense that the housing slowdown would not significantly impact the market.

The Federal Open Market Committee’s view that inflation pressures were likely to moderate over time and that economic growth would expand at a moderate pace, resulted in an unchanged federal funds rate of 5.25% during the period. The price of oil fell to $50 per barrel in January before rising to approximately $71 per barrel at the end of the first half, up approximately 16% from year-end. Concerns emanating from weaknesses in refinery utilization and global geopolitical unrest contributed to supply concerns, increasing oil prices over the period. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Nine of the ten sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2007. The energy sector, which had a beginning-of-year weight of 9.9%, was the best-performing sector, up 17.2%, providing the largest positive impact to the benchmark’s six-month return. The next best-performing sectors were materials (3.0% beginning weight), telecomm services (3.5% beginning weight) and industrials (10.8% beginning weight), returning 16.7%, 15.8% and 10.9%, respectively. Information technology, the second largest sector (15.1% beginning weight) was up 9.3%. Financials, the largest sector with a beginning-of-year weight of 22.2%, was down 0.8% during the first half of 2007, and thus had the largest negative impact on the Portfolio.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Apple, up 43.8%; AT&T, up 18.4%; and Exxon Mobil, up 10.4%. The stocks with the largest negative impact were Amgen, down 19.1%; Bank of America, down 6.4%; and Citigroup, down 6.1%. There were 20 additions and 20 deletions to the benchmark in the first six months of 2007.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of June 30, 2007

	MetLife Stock Index Portfolio			S&P 500 Index
	Class A	Class B	Class E
6 Months	6.8%	6.7%	6.7%	7.0%
1 Year	20.2	19.9	20.0	20.5
5 Years	10.4	10.1	10.2	10.7
10 Years	6.8	—	—	7.1
Since Inception	—	3.7	4.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/90, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	3.5%
General Electric Co.	2.9%
AT&T, Inc.	1.9%
Citigroup, Inc.	1.9%
Microsoft Corp.	1.9%
Bank of America Corp.	1.6%
Procter & Gamble Co.	1.4%
American International Group, Inc.	1.4%
Chevron Corp.	1.3%
Pfizer, Inc.	1.3%

Top Sectors

% of Equity Market Value
Financials	21.1%
Information Technology	15.5%
Health Care	11.8%
Industrials	11.0%
Energy	10.8%
Consumer Discretionary	10.2%
Consumer Staples	9.3%
Telecommunication Services	3.7%
Utilities	3.5%
Materials	3.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
MetLife Stock Index—Class A(a)	Actual	0.28%	$1,000.00	$1,068.30	$1.44
	Hypothetical	0.28%	$1,000.00	$1,023.38	$1.40

MetLife Stock Index—Class B(a)	Actual	0.53%	$1,000.00	$1,066.60	$2.72
	Hypothetical	0.53%	$1,000.00	$1,022.13	$2.66

MetLife Stock Index—Class E(a)	Actual	0.43%	$1,000.00	$1,067.40	$2.20
	Hypothetical	0.43%	$1,000.00	$1,022.63	$2.16

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—99.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.6%
Boeing Co.	362,381	$34,846,557
General Dynamics Corp.	186,312	14,573,325
Goodrich Corp.	57,604	3,430,894
Honeywell International, Inc.	358,845	20,195,797
L-3 Communications Holdings, Inc.	57,498	5,599,730
Lockheed Martin Corp.	163,327	15,373,970
Northrop Grumman Corp.	158,828	12,367,936
Precision Castparts Corp.	63,322	7,684,758
Raytheon Co.	204,273	11,008,272
Rockwell Collins, Inc.	77,016	5,440,410
United Technologies Corp.	457,661	32,461,895

		162,983,544

Air Freight & Logistics—0.8%
FedEx Corp.	141,658	15,719,788
United Parcel Service, Inc. (Class B)	487,397	35,579,981

		51,299,769

Air Freight & Logistics—0.1%
C. H. Robinson Worldwide, Inc.	78,773	4,137,158

Airlines—0.1%
Southwest Airlines Co.	359,358	5,358,028

Auto Components—0.2%
Johnson Controls, Inc.	90,803	10,512,263
The Goodyear Tire & Rubber Co.	94,946	3,300,323

		13,812,586

Automobiles—0.4%
Ford Motor Co. (a) (b)	865,289	8,151,022
General Motors Corp. (a)	260,368	9,841,910
Harley-Davidson, Inc. (a)	118,532	7,065,693

		25,058,625

Beverages—2.1%
Anheuser-Busch Cos., Inc.	349,677	18,239,152
Brown-Forman Corp. (Class B) (a)	36,268	2,650,465
Coca-Cola Enterprises, Inc.	128,377	3,081,048
Constellation Brands, Inc. (a) (b)	88,911	2,158,759
Molson Coors Brewing Co.	21,791	2,014,796
Pepsi Bottling Group, Inc.	60,547	2,039,223
PepsiCo, Inc.	749,669	48,616,035
The Coca-Cola Co.	924,860	48,379,427

		127,178,905

Biotechnology—1.1%
Amgen, Inc. (b)	533,696	29,508,052
Biogen Idec, Inc. (b)	131,535	7,037,123
Celgene Corp. (a) (b)	174,837	10,023,405
Genzyme Corp. (b)	120,973	7,790,661
Gilead Sciences, Inc. (b)	429,774	16,662,338

		71,021,579

Security Description	Shares	Value*

Building Products—0.2%
American Standard Cos., Inc.	80,933	$4,773,429
Masco Corp.	173,826	4,948,826

		9,722,255

Capital Markets—3.7%
Ameriprise Financial, Inc.	108,267	6,882,533
E*TRADE Financial Corp. (b)	196,453	4,339,647
Federated Investors, Inc. (Class B)	40,763	1,562,446
Franklin Resources, Inc.	75,825	10,044,538
Janus Capital Group, Inc. (a)	85,330	2,375,587
Legg Mason, Inc.	60,524	5,954,351
Lehman Brothers Holdings, Inc.	245,124	18,266,640
Mellon Financial Corp.	191,606	8,430,664
Merrill Lynch & Co., Inc.	400,765	33,495,939
Morgan Stanley	485,044	40,685,491
Northern Trust Corp.	86,840	5,578,602
State Street Corp.	182,568	12,487,651
T. Rowe Price Group, Inc.	122,245	6,343,293
The Bank of New York Co., Inc.	347,912	14,417,473
The Bear Stearns Co., Inc.	54,783	7,669,620
The Charles Schwab Corp.	465,668	9,555,507
The Goldman Sachs Group, Inc.	187,988	40,746,399

		228,836,381

Chemicals—1.6%
Air Products & Chemicals, Inc.	99,690	8,012,085
Ashland, Inc.	25,713	1,644,346
E. I. du Pont de Nemours & Co. (a)	425,097	21,611,932
Eastman Chemical Co.	38,718	2,490,729
Ecolab, Inc.	80,662	3,444,267
Hercules, Inc.	53,658	1,054,380
International Flavors & Fragrances, Inc.	35,736	1,863,275
Monsanto Co.	250,135	16,894,118
PPG Industries, Inc.	75,556	5,750,567
Praxair, Inc.	146,674	10,559,061
Rohm & Haas Co.	65,504	3,581,759
Sigma-Aldrich Corp.	60,435	2,578,762
The Dow Chemical Co.	438,704	19,399,491

		98,884,772

Commercial Banks—3.8%
BB&T Corp.	249,701	10,157,837
Comerica, Inc.	71,770	4,268,162
Commerce Bancorp, Inc. (a)	88,074	3,257,857
Compass Bancshares, Inc.	60,616	4,181,292
Fifth Third Bancorp (a)	253,158	10,068,094
First Horizon National Corp. (a)	57,872	2,257,008
Huntington Bancshares, Inc. (a)	168,004	3,820,411
KeyCorp.	180,544	6,198,075
M&T Bank Corp.	34,870	3,727,603
Marshall & Ilsley Corp.	119,247	5,679,735
National City Corp. (a)	264,979	8,829,100
PNC Financial Services Group, Inc.	158,740	11,362,609
Regions Financial Corp.	324,322	10,735,058
SunTrust Banks, Inc.	164,127	14,072,249

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Synovus Financial Corp.	150,483	$4,619,828
U.S. Bancorp	800,202	26,366,656
Wachovia Corp.	880,571	45,129,264
Wells Fargo & Co.	1,537,031	54,057,380
Zions Bancorp	50,623	3,893,415

		232,681,633

Commercial Services & Supplies—0.5%
Allied Waste Industries, Inc. (b)	117,489	1,581,402
Avery Dennison Corp.	42,172	2,803,594
Cintas Corp.	62,063	2,447,144
Equifax, Inc.	66,947	2,973,786
Monster Worldwide, Inc. (b)	60,101	2,470,151
Pitney Bowes, Inc.	101,085	4,732,800
R.R. Donnelley & Sons Co.	101,295	4,407,345
Robert Half International, Inc. (a)	76,512	2,792,688
Waste Management, Inc.	238,133	9,299,094

		33,508,004

Communications Equipment—2.7%
Avaya, Inc. (b)	207,036	3,486,486
Ciena Corp. (a)	39,298	1,419,837
Cisco Systems, Inc. (b)	2,794,136	77,816,688
Corning, Inc. (b)	723,835	18,493,984
JDS Uniphase Corp. (a)	97,194	1,305,315
Juniper Networks, Inc. (b)	260,624	6,559,906
Motorola, Inc.	1,065,243	18,854,801
QUALCOMM, Inc.	767,085	33,283,818
Tellabs, Inc. (b)	201,472	2,167,839

		163,388,674

Computers & Peripherals—3.9%
Apple, Inc. (b)	398,070	48,580,463
Dell, Inc. (b)	1,045,451	29,847,626
EMC Corp.	965,759	17,480,238
Hewlett-Packard Co.	1,205,275	53,779,370
International Business Machines Corp.	628,679	66,168,465
Lexmark International, Inc. (Class A) (a) (b)	43,521	2,146,021
NCR Corp. (b)	82,794	4,349,997
Network Appliance, Inc. (b)	170,770	4,986,484
QLogic Corp. (b)	73,200	1,218,780
SanDisk Corp. (a) (b)	105,029	5,140,119
Sun Microsystems, Inc. (b)	1,643,112	8,642,769

		242,340,332

Construction & Engineering—0.1%
Fluor Corp.	40,582	4,519,617

Construction Materials—0.1%
Vulcan Materials Co. (a)	43,855	5,023,152

Consumer Finance—1.0%
American Express Co.	547,029	33,467,234
Capital One Financial Corp.	190,180	14,917,719
SLM Corp.	189,343	10,902,370

		59,287,323

Security Description	Shares	Value*

Containers & Packaging—0.2%
Ball Corp.	46,987	$2,498,299
Bemis Co., Inc.	48,137	1,597,186
Pactiv Corp. (b)	60,005	1,913,559
Sealed Air Corp.	74,350	2,306,337
Temple-Inland, Inc.	48,700	2,996,511

		11,311,892

Distributors—0.1%
Genuine Parts Co.	78,412	3,889,235

Diversified Consumer Services—0.1%
Apollo Group, Inc. (Class A) (b)	64,406	3,763,242
H&R Block, Inc. (a)	148,618	3,473,203

		7,236,445

Diversified Financial Services—5.1%
Bank of America Corp.	2,042,368	99,851,372
Chicago Mercantile Exchange Holdings, Inc.	16,343	8,733,046
CIT Group, Inc.	88,264	4,839,515
Citigroup, Inc.	2,276,470	116,760,146
JPMorgan Chase & Co.	1,572,178	76,172,024
Moody’s Corp. (a)	105,848	6,583,746
W.W. Grainger, Inc.	32,688	3,041,618

		315,981,467

Diversified Telecommunication Services—3.1%
AT&T, Inc.	2,837,536	117,757,744
CenturyTel, Inc. (a)	50,405	2,472,365
Citizens Communications Co.	157,588	2,406,369
Embarq Corp.	69,524	4,405,736
Qwest Communications International, Inc. (a) (b)	714,876	6,934,297
Verizon Communications, Inc.	1,336,197	55,011,230
Windstream Corp.	219,405	3,238,418

		192,226,159

Electric Utilities—1.6%
Allegheny Energy, Inc. (b)	76,264	3,945,899
American Electric Power Co., Inc.	183,522	8,265,831
Dynegy, Inc. (a)	185,143	1,747,750
Edison International	149,946	8,414,970
Entergy Corp.	90,786	9,745,877
Exelon Corp.	309,570	22,474,782
FirstEnergy Corp.	140,292	9,081,101
FPL Group, Inc.	187,042	10,612,763
Pinnacle West Capital Corp. (a)	46,132	1,838,360
PPL Corp.	177,229	8,292,545
Progress Energy, Inc.	116,988	5,333,483
The Southern Co.	346,000	11,864,340

		101,617,701

Electrical Equipment—0.4%
Cooper Industries, Ltd. (Class A)	84,241	4,809,319
Emerson Electric Co.	365,999	17,128,753
Rockwell Automation, Inc.	72,602	5,041,483

		26,979,555

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment & Instruments—0.2%
Agilent Technologies, Inc. (b)	182,229	$7,004,883
Jabil Circuit, Inc.	82,480	1,820,333
Molex, Inc. (a)	65,367	1,961,664
Solectron Corp. (b)	416,061	1,531,104
Tektronix, Inc.	37,608	1,268,894

		13,586,878

Energy Equipment & Services—2.1%
Baker Hughes, Inc. (a)	147,426	12,402,949
BJ Services Co.	134,999	3,839,372
ENSCO International, Inc. (a)	68,613	4,186,079
Halliburton Co.	420,668	14,513,046
Nabors Industries, Ltd. (a) (b)	129,561	4,324,746
National Oilwell Varco, Inc. (b)	81,742	8,520,786
Noble Corp.	61,681	6,015,131
Rowan Cos., Inc. (a) (b)	50,920	2,086,702
Schlumberger, Ltd.	542,403	46,071,711
Smith International, Inc. (a) (b)	92,263	5,410,302
Transocean, Inc.	132,613	14,054,326
Weatherford International, Ltd. (b)	155,235	8,575,181

		130,000,331

Food & Staples Retailing—2.3%
Costco Wholesale Corp. (a)	205,557	12,029,196
CVS Caremark Corp.	710,349	25,892,221
Safeway, Inc. (a) (b)	203,235	6,916,087
Supervalu, Inc.	95,639	4,429,998
Sysco Corp.	284,398	9,382,290
The Kroger Co. (b)	325,821	9,165,345
Wal-Mart Stores, Inc.	1,115,665	53,674,643
Walgreen Co.	460,605	20,054,742
Whole Foods Market, Inc. (a)	65,060	2,491,798

		144,036,320

Food Products—1.5%
Archer-Daniels-Midland Co.	300,401	9,940,269
Campbell Soup Co.	99,854	3,875,334
ConAgra Foods, Inc.	229,232	6,157,172
Dean Foods Co. (a) (b)	59,827	1,906,686
General Mills, Inc.	159,405	9,312,440
H.J. Heinz Co.	149,503	7,096,907
Hershey Co.	78,895	3,993,665
Kellogg Co.	115,285	5,970,610
Kraft Foods, Inc. (Class A)	738,250	26,023,313
McCormick & Co., Inc.	59,915	2,287,555
Sara Lee Corp.	338,071	5,882,435
Tyson Foods, Inc. (Class A)	116,344	2,680,566
Wm. Wrigley Jr., Co. (a)	99,227	5,488,245

		90,615,197

Gas Utilities—0.1%
Nicor, Inc. (a)	20,721	889,345
Questar Corp. (a)	79,350	4,193,648

		5,082,993

Security Description	Shares	Value*

Health Care Equipment & Supplies—1.7%
Applera Corp.—Applied Biosystems Group	84,475	$2,579,867
Bausch & Lomb, Inc. (a)	25,008	1,736,556
Baxter International, Inc.	299,844	16,893,211
Becton, Dickinson & Co.	112,749	8,399,801
Biomet, Inc.	112,981	5,165,491
Boston Scientific Corp. (b)	546,082	8,376,898
C.R. Bard, Inc.	47,527	3,927,156
Hospira, Inc. (b)	71,707	2,799,441
Medtronic, Inc. (a)	529,977	27,484,607
St. Jude Medical, Inc. (b)	155,703	6,460,117
Stryker Corp.	137,436	8,670,837
Varian Medical Systems, Inc. (b)	58,664	2,493,807
Zimmer Holdings, Inc. (b)	108,970	9,250,463

		104,238,252

Health Care Providers & Services—2.2%
Aetna, Inc.	237,660	11,740,404
AmerisourceBergen Corp.	87,940	4,350,392
Cardinal Health, Inc.	177,024	12,504,975
CIGNA Corp.	132,451	6,916,591
Coventry Health Care, Inc. (b)	71,948	4,147,802
Express Scripts, Inc. (b)	125,380	6,270,254
Humana, Inc. (b)	77,335	4,710,475
Laboratory Corp. of America Holdings (a) (b)	54,122	4,235,588
Manor Care, Inc.	33,675	2,198,641
McKesson Corp. (b)	135,949	8,107,998
Medco Health Solutions, Inc. (b)	128,926	10,054,939
Patterson Cos., Inc. (a) (b)	64,033	2,386,510
Quest Diagnostics, Inc.	72,718	3,755,885
Tenet Healthcare Corp. (a) (b)	217,695	1,417,194
UnitedHealth Group, Inc.	616,723	31,539,214
WellPoint, Inc. (b)	282,419	22,545,509

		136,882,371

Health Care Technology—0.0%
IMS Health, Inc. (a)	90,313	2,901,757

Hotels, Restaurants & Leisure—1.5%
Carnival Corp.	203,606	9,929,865
Darden Restaurants, Inc. (a)	65,067	2,862,297
Harrah’s Entertainment, Inc.	85,916	7,325,198
Hilton Hotels Corp.	179,374	6,003,648
International Game Technology	152,998	6,074,021
Marriott International, Inc. (Class A)	151,134	6,535,034
McDonald’s Corp.	549,450	27,890,082
Starbucks Corp. (b)	340,923	8,945,819
Starwood Hotels & Resorts Worldwide, Inc. (b)	98,996	6,639,662
Wendy’s International, Inc. (a)	40,156	1,475,733
Wyndham Worldwide Corp. (b)	83,900	3,042,214
Yum! Brands, Inc.	241,068	7,887,745

		94,611,318

Household Durables—0.6%
Black & Decker Corp.	30,360	2,681,092
Centex Corp. (a)	54,970	2,204,297

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—(Continued)
D.R. Horton, Inc. (a)	125,766	$2,506,516
Fortune Brands, Inc. (a)	70,303	5,790,858
Harman International Industries, Inc.	29,983	3,502,015
KB Home (a)	35,355	1,391,926
Leggett & Platt, Inc. (a)	81,525	1,797,626
Lennar Corp. (Class A) (a)	64,079	2,342,728
Newell Rubbermaid, Inc.	128,356	3,777,517
Pulte Homes, Inc. (a)	97,775	2,195,049
Snap-On, Inc.	26,681	1,347,657
The Stanley Works (a)	38,374	2,329,302
Whirlpool Corp.	36,321	4,038,895

		35,905,478

Household Products—2.0%
Colgate-Palmolive Co.	235,401	15,265,755
Kimberly-Clark Corp.	209,923	14,041,750
Procter & Gamble Co.	1,449,210	88,677,160
The Clorox Co.	69,844	4,337,312

		122,321,977

Independent Power Producers & Energy Traders—0.5%
Constellation Energy Group	83,153	7,248,447
The AES Corp. (b)	307,237	6,722,345
TXU Corp.	211,313	14,221,365

		28,192,157

Industrial Conglomerates—4.0%
3M Co.	331,456	28,767,066
General Electric Co.	4,734,856	181,250,288
Textron, Inc.	57,733	6,356,981
Tyco International, Ltd.	912,374	30,829,117

		247,203,452

Insurance—4.7%
ACE, Ltd.	149,828	9,367,247
Aflac, Inc.	225,114	11,570,860
AMBAC Financial Group, Inc.	46,910	4,090,083
American International Group, Inc.	1,193,930	83,610,918
Aon Corp.	135,127	5,757,761
Assurant, Inc.	45,668	2,690,759
Cincinnati Financial Corp. (a)	79,012	3,429,121
Genworth Financial, Inc. (Class A)	192,527	6,622,929
Lincoln National Corp.	124,616	8,841,505
Loews Corp.	205,137	10,457,884
Marsh & McLennan Cos., Inc.	255,617	7,893,453
MBIA, Inc. (a)	60,197	3,745,457
MetLife, Inc. (c)	341,305	22,007,346
Principal Financial Group, Inc.	123,243	7,183,835
Prudential Financial, Inc.	215,200	20,923,896
SAFECO Corp.	48,868	3,042,522
The Allstate Corp.	279,544	17,194,751
The Chubb Corp.	184,771	10,003,502
The Hartford Financial Services Group, Inc.	145,736	14,356,453
The Progressive Corp.	338,826	8,108,106
The Travelers Cos., Inc.	305,588	16,348,958

Security Description	Shares	Value*

Insurance—(Continued)
Torchmark Corp.	43,952	$2,944,784
UnumProvident Corp.	157,766	4,119,270
XL Capital, Ltd. (Class A)	85,577	7,213,285

		291,524,685

Internet & Catalog Retail—0.2%
Amazon.com, Inc. (a) (b)	143,134	9,791,797
IAC/InterActiveCorp (b)	100,560	3,480,382

		13,272,179

Internet Software & Services—1.4%
eBay, Inc. (b)	520,966	16,764,686
Google, Inc. (Class A) (b)	100,368	52,530,604
VeriSign, Inc. (b)	112,818	3,579,715
Yahoo!, Inc. (b)	556,626	15,101,263

		87,976,268

IT Services—1.1%
Affiliated Computer Services, Inc. (b)	45,639	2,588,644
Automatic Data Processing, Inc.	254,613	12,341,092
Cognizant Technology Solutions Corp. (Class A) (b)	66,160	4,967,954
Computer Sciences Corp. (b)	79,718	4,715,320
Convergys Corp. (b)	63,005	1,527,241
Electronic Data Systems Corp.	234,190	6,494,089
Fidelity National Information Services, Inc.	75,289	4,086,687
First Data Corp.	347,197	11,342,926
Fiserv, Inc. (b)	77,405	4,396,604
Paychex, Inc.	156,439	6,119,894
The Western Union Co.	355,595	7,407,044
Unisys Corp. (b)	160,044	1,462,802

		67,450,297

Leisure Equipment & Products—0.2%
Brunswick Corp. (a)	41,587	1,356,984
Eastman Kodak Co. (a)	132,402	3,684,748
Hasbro, Inc.	73,347	2,303,829
Mattel, Inc.	181,024	4,578,097

		11,923,658

Life Sciences Tools & Services—0.3%
Millipore Corp. (a) (b)	24,842	1,865,386
PerkinElmer, Inc.	55,115	1,436,297
Thermo Fisher Scientific, Inc. (b)	194,182	10,043,093
Waters Corp. (b)	46,437	2,756,500

		16,101,276

Machinery—1.7%
Caterpillar, Inc.	294,726	23,077,046
Cummins, Inc.	47,989	4,856,967
Danaher Corp.	109,572	8,272,686
Deere & Co.	103,543	12,501,782
Dover Corp.	94,077	4,812,038
Eaton Corp.	67,423	6,270,339

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Illinois Tool Works, Inc.	189,599	$10,274,370
Ingersoll-Rand Co., Ltd. (Class A)	138,816	7,609,893
ITT Industries, Inc.	83,633	5,710,461
PACCAR, Inc. (a)	114,279	9,946,844
Pall Corp.	56,422	2,594,848
Parker-Hannifin Corp.	53,307	5,219,288
Terex Corp.	47,449	3,857,604

		105,004,166

Media—3.4%
CBS Corp. (Class B)	337,137	11,233,405
Clear Channel Communications, Inc.	228,442	8,639,676
Comcast Corp. (Class A)	1,432,237	40,274,504
Dow Jones & Co., Inc.	30,079	1,728,039
E.W. Scripps Co. (Class A) (a)	38,363	1,752,806
Gannett Co., Inc.	108,000	5,934,600
Interpublic Group of Cos., Inc. (a)	215,793	2,460,040
Meredith Corp.	17,929	1,104,426
News Corp. (Class A)	1,071,956	22,736,187
Omnicom Group, Inc.	152,242	8,056,647
The DIRECTV Group, Inc. (b)	354,826	8,200,029
The McGraw-Hill Cos., Inc.	157,949	10,753,168
The New York Times Co. (Class A) (a)	66,232	1,682,293
The Walt Disney Co.	911,993	31,135,441
Time Warner, Inc.	1,742,162	36,655,089
Tribune Co. (a)	38,891	1,143,395
Viacom, Inc. (Class B) (b)	317,153	13,203,079

		206,692,824

Metals & Mining—0.9%
Alcoa, Inc.	400,176	16,219,133
Allegheny Technologies, Inc. (a)	47,013	4,930,724
Freeport-McMoRan Copper & Gold, Inc. (Class B)	172,776	14,309,308
Newmont Mining Corp.	207,608	8,109,169
Nucor Corp.	138,851	8,143,611
United States Steel Corp.	54,451	5,921,546

		57,633,491

Multi-Utilities—1.3%
Ameren Corp.	94,927	4,652,372
CenterPoint Energy, Inc. (a)	147,634	2,568,832
CMS Energy Corp.	103,319	1,777,087
Consolidated Edison, Inc. (a)	124,499	5,617,395
Dominion Resources, Inc.	161,224	13,915,244
DTE Energy Co.	81,029	3,907,218
Duke Energy Holding Corp. (a)	579,633	10,607,284
Integrys Energy Group, Inc.	34,831	1,766,977
KeySpan Corp.	80,890	3,395,762
NiSource, Inc.	126,131	2,612,173
PG&E Corp. (a)	161,768	7,328,090
Public Service Enterprise Group, Inc.	116,331	10,211,535
Sempra Energy	121,412	7,191,233
TECO Energy, Inc.	96,457	1,657,131
Xcel Energy, Inc. (a)	188,192	3,852,290

		81,060,623

Security Description	Shares	Value*

Multiline Retail—1.2%
Big Lots, Inc. (a) (b)	50,391	$1,482,503
Dillard’s, Inc. (Class A) (a)	28,031	1,007,154
Dollar General Corp.	144,913	3,176,493
Family Dollar Stores, Inc. (a)	69,405	2,381,980
J.C. Penney Co., Inc.	103,542	7,494,370
Kohl’s Corp. (b)	148,480	10,546,534
Macy’s, Inc.	211,528	8,414,584
Nordstrom, Inc.	103,301	5,280,747
Sears Holdings Corp. (b)	37,898	6,423,711
Target Corp.	391,876	24,923,314

		71,131,390

Office Electronics—0.1%
Xerox Corp.	431,389	7,972,069

Oil, Gas & Consumable Fuels—8.7%
Anadarko Petroleum Corp.	213,510	11,100,385
Apache Corp.	152,408	12,434,969
Chesapeake Energy Corp. (a)	188,443	6,520,128
Chevron Corp.	989,130	83,324,311
ConocoPhillips	752,190	59,046,915
Consol Energy, Inc.	83,803	3,864,156
Devon Energy Corp.	204,714	16,027,059
El Paso Corp.	322,267	5,552,661
EOG Resources, Inc.	112,569	8,224,291
Exxon Mobil Corp.	2,592,566	217,464,436
Hess Corp.	125,576	7,403,961
Marathon Oil Corp.	315,694	18,929,012
Murphy Oil Corp.	86,581	5,146,375
Occidental Petroleum Corp.	383,741	22,210,929
Peabody Energy Corp.	121,945	5,899,699
Spectra Energy Corp.	290,782	7,548,701
Sunoco, Inc.	55,893	4,453,554
The Williams Cos., Inc.	275,609	8,714,757
Valero Energy Corp.	252,658	18,661,320
XTO Energy, Inc.	176,434	10,603,683

		533,131,302

Paper & Forest Products—0.3%
International Paper Co. (a)	200,459	7,827,924
MeadWestvaco Corp. (a)	84,884	2,998,103
Weyerhaeuser Co.	99,367	7,843,037

		18,669,064

Personal Products—0.2%
Avon Products, Inc.	201,972	7,422,471
The Estee Lauder Cos., Inc. (Class A) (a)	54,298	2,471,102

		9,893,573

Pharmaceuticals—6.3%
Abbott Laboratories	708,910	37,962,130
Allergan, Inc.	141,524	8,157,443
Barr Pharmaceuticals, Inc. (b)	50,509	2,537,067
Bristol-Myers Squibb Co.	905,750	28,585,470
Eli Lilly & Co.	454,065	25,373,152

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Forest Laboratories, Inc. (b)	146,286	$6,677,956
Johnson & Johnson	1,333,065	82,143,465
King Pharmaceuticals, Inc. (b)	112,139	2,294,364
Merck & Co., Inc.	997,431	49,672,064
Mylan Laboratories, Inc.	114,325	2,079,572
Pfizer, Inc.	3,229,972	82,590,384
Schering-Plough Corp.	685,452	20,865,159
Watson Pharmaceuticals, Inc. (a) (b)	47,186	1,534,961
Wyeth	619,075	35,497,761

		385,970,948

Real Estate Investment Trusts—1.2%
Apartment Investment & Management Co. (Class A)	44,713	2,254,429
Archstone-Smith Trust	102,591	6,064,154
AvalonBay Communities, Inc.	36,655	4,357,546
Boston Properties, Inc.	54,769	5,593,558
Developers Diversified Realty Corp.	57,505	3,031,089
Equity Residential	133,809	6,105,705
General Growth Properties, Inc.	112,816	5,973,607
Host Hotels & Resorts, Inc.	240,260	5,554,811
Kimco Realty Corp.	104,384	3,973,899
Plum Creek Timber Co., Inc. (a)	81,348	3,388,958
ProLogis	118,092	6,719,435
Public Storage, Inc. (a)	56,493	4,339,792
Simon Property Group, Inc. (a)	102,808	9,565,256
Vornado Realty Trust (a)	60,107	6,602,153

		73,524,392

Real Estate Management & Development—0.1%
CB Richard Ellis Group, Inc. (b)	86,292	3,149,658

Road & Rail—0.8%
Burlington Northern Santa Fe Corp.	163,894	13,953,935
CSX Corp.	201,190	9,069,645
Norfolk Southern Corp.	180,970	9,513,593
Ryder System, Inc. (a)	28,142	1,514,040
Union Pacific Corp.	124,607	14,348,496

		48,399,709

Semiconductors & Semiconductor Equipment—2.7%
Advanced Micro Devices, Inc. (a) (b)	253,325	3,622,547
Altera Corp. (a) (b)	163,409	3,616,241
Analog Devices, Inc.	150,539	5,666,288
Applied Materials, Inc.	636,014	12,637,598
Broadcom Corp. (Class A) (b)	214,123	6,263,098
Intel Corp.	2,673,900	63,531,864
KLA-Tencor Corp.	88,189	4,845,986
Linear Technology Corp. (a)	116,818	4,226,475
LSI Logic Corp. (a) (b)	354,531	2,662,528
Maxim Integrated Products, Inc. (a)	147,589	4,930,948
MEMC Electronic Materials, Inc. (b)	103,269	6,311,801
Micron Technology, Inc. (b)	348,094	4,361,618
National Semiconductor Corp. (a)	128,409	3,630,122
Novellus Systems, Inc. (b)	58,153	1,649,801

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
NVIDIA Corp. (a) (b)	167,021	$6,899,637
Teradyne, Inc. (a) (b)	87,313	1,534,963
Texas Instruments, Inc.	659,827	24,829,290
Xilinx, Inc. (a)	137,093	3,669,980

		164,890,785

Software—3.2%
Adobe Systems, Inc. (b)	270,614	10,865,152
Autodesk, Inc.	106,404	5,009,500
BMC Software, Inc. (b)	93,869	2,844,231
CA, Inc. (a)	189,308	4,889,826
Citrix Systems, Inc. (a) (b)	83,109	2,798,280
Compuware Corp. (a) (b)	138,597	1,643,760
Electronic Arts, Inc. (b)	142,689	6,752,043
Intuit, Inc. (b)	157,658	4,742,353
Microsoft Corp.	3,874,529	114,182,370
Novell, Inc. (b)	160,290	1,248,659
Oracle Corp. (b)	1,821,780	35,907,284
Symantec Corp. (b)	414,670	8,376,334

		199,259,792

Specialty Retail—1.9%
Abercrombie & Fitch Co. (Class A)	40,613	2,963,937
AutoNation, Inc. (a) (b)	69,534	1,560,343
AutoZone, Inc. (a) (b)	21,987	3,003,864
Bed Bath & Beyond, Inc. (b)	126,052	4,536,611
Best Buy Co., Inc.	186,307	8,694,948
Circuit City Stores, Inc. (a)	63,648	959,812
Limited Brands, Inc. (a)	157,500	4,323,375
Lowe’s Cos., Inc.	692,653	21,257,520
Office Depot, Inc. (b)	127,246	3,855,554
OfficeMax, Inc. (a)	34,675	1,362,727
RadioShack Corp. (a)	62,387	2,067,505
Staples, Inc.	329,163	7,811,038
The Gap, Inc.	243,997	4,660,343
The Home Depot, Inc.	908,547	35,751,324
The Sherwin-Williams Co.	50,380	3,348,759
Tiffany & Co. (a)	62,931	3,339,119
TJX Cos., Inc.	209,342	5,756,905

		115,253,684

Textiles, Apparel & Luxury Goods—0.5%
Coach, Inc. (b)	170,805	8,094,449
Jones Apparel Group, Inc.	50,117	1,415,805
Liz Claiborne, Inc. (a)	48,108	1,794,429
Nike, Inc. (Class B)	174,487	10,170,847
Polo Ralph Lauren Corp.	28,202	2,766,898
VF Corp.	41,004	3,755,146

		27,997,574

Thrifts & Mortgage Finance—1.4%
Countrywide Financial Corp.	273,092	9,926,894
Federal Home Loan Mortgage Corp.	304,457	18,480,540
Federal National Mortgage Association	447,820	29,256,081
Hudson City Bancorp, Inc.	222,992	2,724,962

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—(Continued)
MGIC Investment Corp. (a)	38,229	$2,173,701
Sovereign Bancorp, Inc.	166,190	3,513,257
Washington Mutual, Inc. (a)	409,155	17,446,369

		83,521,804

Tobacco—1.2%
Altria Group, Inc.	967,964	67,892,995
Reynolds American, Inc. (a)	78,744	5,134,109
UST, Inc. (a)	73,714	3,959,179

		76,986,283

Wireless Telecommunication Services—0.6%
ALLTEL Corp.	158,999	10,740,382
Sprint Nextel Corp. (a)	1,331,718	27,579,880

		38,320,262

Total Common Stock (Identified Cost $4,570,801,332)		6,150,575,028

Short Term Investments—0.2%
Security Description	Face Amount	Value*

Discount Notes—0.2%
Federal Home Loan Bank 4.800%, 07/02/07	$800,000	$799,893
5.120%, 07/23/07	10,000,000	9,968,711

Total Short Term Investments (Identified Cost $10,768,604)		10,768,604

Total Investments—100.1% (Identified Cost $4,581,569,936) (d)		6,161,343,632
Liabilities in excess of other assets		(7,942,143)

Total Net Assets—100%		$6,153,401,489

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $277,086,949 and the collateral received consisted of cash in the amount of $277,074,515 and securities with a market value of $ 7,514,105.
(b)	Non-Income Producing.
(c)	Affiliated Issuer. See below.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $4,581,569,936 and the composition of unrealized appreciation and depreciation of investment securities was $1,822,992,995 and $(243,219,299), respectively.

Futures Contracts
Futures Contracts Long		Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2007	Net Unrealized Depreciation
S&P 500 Index Futures		9/20/2007	17	$6,507,048	$6,440,450	$(66,598)

Affiliated Issuer
Security Description	Number of shares held at 12/31/2006	Shares purchased since 12/31/2006	Shares sold since 12/31/2006	Number of shares held on 6/30/2007	Realized Gain on shares sold	Income for the six months ended 6/30/2007
MetLife, Inc.	320,806	33,000	(12,501)	341,305	$413,250	$0

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$6,161,343,632
Cash		23,004
Collateral for securities loaned		284,588,620
Receivable for:
Securities sold		15,422,719
Fund shares sold		5,208,174
Accrued interest and dividends		6,699,885

Total Assets		6,473,286,034
Liabilities
Payable for:
Fund shares redeemed	$23,767,072
Securities purchased	9,223,379
Futures variation margin	1,933
Return of collateral for securities loaned	284,588,620
Accrued expenses:
Management fees	1,245,823
Service and distribution fees	262,734
Other expenses	794,984

Total Liabilities		319,884,545

Net Assets		$6,153,401,489

Net assets consists of:
Capital paid in		$4,451,121,226
Undistributed net investment income		45,071,807
Accumulated net realized gains		77,501,358
Unrealized appreciation on investments and futures contracts		1,579,707,098

Net Assets		$6,153,401,489

Computation of offering price:
Class A
Net asset value and redemption price per share ($4,776,784,179 divided by 127,184,129 shares outstanding)		$37.56

Class B
Net asset value and redemption price per share ($1,079,531,120 divided by 29,451,061 shares outstanding)		$36.66

Class E
Net asset value and redemption price per share ($297,086,190 divided by 7,944,448 shares outstanding)		$37.40

Identified cost of investments		$4,581,569,936

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$53,966,897
Interest		539,450	(a)

		54,506,347

Expenses
Management fees	$7,080,214
Service and distribution fees—Class B	1,293,413
Service and distribution fees—Class E	219,487
Directors’ fees and expenses	11,011
Custodian	219,212
Audit and tax services	15,859
Legal	34,140
Printing	698,052
Insurance	25,572
Miscellaneous	33,120

Total expenses	9,630,080
Management fee waivers	(198,246)	9,431,834

Net Investment Income		45,074,513

Realized and Unrealized Gain
Realized gain on:
Investments—net	89,944,283
Futures contracts—net	494,578	90,438,861

Unrealized appreciation (depreciation) on:
Investments—net	233,417,568
Futures contracts—net	(96,771)	233,320,797

Net gain		323,759,658

Net Increase in Net Assets From Operations		$368,834,171

(a)	Includes income on securities loaned of $160,185.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$45,074,513	$80,719,566
Net realized gain	90,438,861	172,963,623
Unrealized appreciation	233,320,797	485,911,309

Increase in net assets from operations	368,834,171	739,594,498

From Distributions to Shareholders
Net investment income
Class A	(43,678,879)	(80,522,773)
Class B	(8,803,969)	(14,529,078)
Class E	(2,690,749)	(5,220,974)

	(55,173,597)	(100,272,825)

Net realized gain
Class A	(84,906,392)	(137,410,085)
Class B	(21,923,608)	(29,305,249)
Class E	(6,012,759)	(9,828,692)

	(112,842,759)	(176,544,026)

Total distributions	(168,016,356)	(276,816,851)

Increase (decrease) in net assets from capital share transactions	544,286,840	(49,958,395)

Total increase in net assets	745,104,655	412,819,252

Net Assets
Beginning of the period	5,408,296,834	4,995,477,582

End of the period	$6,153,401,489	$5,408,296,834

Undistributed Net Investment Income
End of the period	$45,071,807	$55,170,891

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	23,274,432	$864,525,149	14,718,341	$499,114,494
Shares issued through acquisition	0	0	94,991	3,147,991
Reinvestments	3,487,531	128,585,271	6,624,099	217,932,858
Redemptions	(13,329,291)	(494,467,059)	(26,428,343)	(892,484,688)

Net increase (decrease)	13,432,672	$498,643,361	(4,990,912)	$(172,289,345)

Class B
Sales	4,802,313	$172,724,015	11,622,143	$381,456,330
Reinvestments	853,544	30,727,577	1,363,008	43,834,327
Redemptions	(4,237,016)	(152,909,841)	(8,569,124)	(281,262,304)

Net increase	1,418,841	$50,541,751	4,416,027	$144,028,353

Class E
Sales	321,695	$11,789,032	792,149	$26,626,818
Reinvestments	237,024	8,703,508	459,111	15,049,666
Redemptions	(689,097)	(25,390,812)	(1,881,032)	(63,373,887)

Net decrease	(130,378)	$(4,898,272)	(629,772)	$(21,697,403)

Increase (decrease) derived from capital share transactions		$544,286,840		$(49,958,395)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$36.26		$33.20	$32.27	$29.45	$23.41	$30.60

Income From Investment Operations
Net investment income	0.61	(c)	0.58	0.55	0.54	0.38	0.35
Net realized and unrealized gain (loss) of investments	1.84	(c)	4.37	0.90	2.54	6.11	(7.09)

Total from investment operations	2.45		4.95	1.45	3.08	6.49	(6.74)

Less Distributions
Distributions from net investment income	(0.39)		(0.70)	(0.52)	(0.26)	(0.45)	(0.23)
Distributions from net realized capital gains	(0.76)		(1.19)	0.00	0.00	0.00	(0.22)

Total distributions	(1.15)		(1.89)	(0.52)	(0.26)	(0.45)	(0.45)

Net Asset Value, End of Period	$37.56		$36.26	$33.20	$32.27	$29.45	$23.41

Total Return (%)	6.8	(a)	15.5	4.6	10.5	28.2	(22.3)
Ratio of operating expenses to average net assets (%)	0.28	(b)	0.30	0.29	0.30	0.31	0.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.29	(b)	0.31	0.29	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.65	(b)	1.63	1.59	1.73	1.48	1.30
Portfolio turnover rate (%)	11	(b)	9	8	3	1	7
Net assets, end of period (000)	$4,776,784		$4,125,102	$3,942,484	$4,139,893	$3,931,839	$2,725,874

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$35.38		$32.41	$31.52	$28.80	$22.92	$30.03

Income From Investment Operations
Net investment income	0.50	(c)	0.47	0.39	0.41	0.34	0.23
Net realized and unrealized gain (loss) of investments	1.85	(c)	4.28	0.95	2.53	5.95	(6.90)

Total from investment operations	2.35		4.75	1.34	2.94	6.29	(6.67)

Less Distributions
Distributions from net investment income	(0.31)		(0.59)	(0.45)	(0.22)	(0.41)	(0.22)
Distributions from net realized capital gains	(0.76)		(1.19)	0.00	0.00	0.00	(0.22)

Total distributions	(1.07)		(1.78)	(0.45)	(0.22)	(0.41)	(0.44)

Net Asset Value, End of Period	$36.66		$35.38	$32.41	$31.52	$28.80	$22.92

Total Return (%)	6.7	(a)	15.2	4.4	10.3	27.9	(22.5)
Ratio of operating expenses to average net assets (%)	0.53	(b)	0.55	0.54	0.55	0.56	0.56
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.54	(b)	0.56	0.54	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.39	(b)	1.38	1.36	1.59	1.24	1.17
Portfolio turnover rate (%)	11	(b)	9	8	3	1	7
Net assets, end of period (000)	$1,079,531		$991,777	$765,425	$508,908	$251,793	$88,517

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$36.09		$33.04	$32.11	$29.33	$23.34	$30.54

Income From Investment Operations
Net investment income	0.55	(c)	0.52	0.47	0.47	0.40	0.31
Net realized and unrealized gain (loss) of investments	1.86	(c)	4.35	0.93	2.56	6.02	(7.06)

Total from investment operations	2.41		4.87	1.40	3.03	6.42	(6.75)

Less Distributions
Distributions from net investment income	(0.34)		(0.63)	(0.47)	(0.25)	(0.43)	(0.23)
Distributions from net realized capital gains	(0.76)		(1.19)	0.00	0.00	0.00	(0.22)

Total distributions	(1.10)		(1.82)	(0.47)	(0.25)	(0.43)	(0.45)

Net Asset Value, End of Period	$37.40		$36.09	$33.04	$32.11	$29.33	$23.34

Total Return (%)	6.7	(a)	15.3	4.5	10.4	28.0	(22.4)
Ratio of operating expenses to average net assets (%)	0.43	(b)	0.45	0.44	0.45	0.46	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.44	(b)	0.46	0.44	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.49	(b)	1.48	1.44	1.67	1.34	1.36
Portfolio turnover rate (%)	11	(b)	9	8	3	1	7
Net assets, end of period (000)	$297,086		$291,417	$287,568	$293,266	$142,284	$25,624

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

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Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For

MSF-17

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$103,997,904	$77,452,113	$172,818,947	$—	$—	$—	$276,816,851	$77,452,113

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$57,477,645	$110,241,439	$1,333,773,537	$—	$1,501,492,621

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$748,973,374	$0	$314,399,522

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Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MetLife Stock Index	$6,881,968	0.250%	Of all assets

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Effective April 30, 2007, MetLife Advisers entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the period ended June 30, 2007 were $239,905. Prior to April 30, 2007, MetLife served as the subadviser to the Portfolio and for the period January 1, 2007 through April 30, 2007, fees earned by MetLife were $411,474.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the MetLife Stock Index Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.007%	All assets

Amounts waived for the six months ended June 30, 2007 are shown as management fee waivers in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

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Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

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Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Approval of New Subadvisory Agreements—(Unaudited)

At the April 25-26, 2007 joint meeting of the Boards of Directors/Trustees (collectively, the “Board,” composed of “Directors”) of Metropolitan Series Fund, Inc. (the “Fund”) and Metropolitan Series Fund II (“Met Series Fund II” and, together with the Fund, the “Funds”), the Board considered a proposal to change the subadviser for the MetLife Stock Index Portfolio, MetLife Mid Cap Stock Portfolio, Russell 2000 Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio and Morgan Stanley EAFE Index Portfolio, each a series of the Fund, and MetLife Stock Index Portfolio II, a series of Metropolitan Series Fund II (each such Portfolio, collectively, the “Index Portfolios”), from Metropolitan Life Insurance Company (“MetLife”) to MetLife Investment Advisors Company, LLC (“MLIAC”), a wholly-owned subsidiary of MetLife. The proposed subadviser change did not result in a “change of actual control or management” for purposes of applicable Securities and Exchange Commission rules and guidance, and thus did not require shareholder approval.

MetLife informed the Board that its intent was to have MLIAC assume MetLife’s responsibilities for providing investment advisory services to certain registered funds, including the Index Portfolios, and for MetLife subsequently to deregister as an investment adviser. It was noted that, other than the change to MLIAC, the proposed subadvisory agreements were identical to the existing subadvisory agreements with MetLife, and that the same persons at MetLife as were responsible for managing the Index Portfolios would be responsible for such Portfolios at MLIAC. As described more fully in the Index Portfolios’ Annual Reports dated December 31, 2006, when approving the continuation of the subadvisory agreements of the Index Portfolios with MetLife at the Board’s November 7-8, 2006 meeting, the Board considered, among other things and as relevant: (i) the nature, extent and quality of the services provided to the Index Portfolios under those subadvisory agreements; (ii) the investment performance of the Index Portfolios; (iii) the costs of the services to be provided and profits to be realized by MetLife and its affiliates from their relationships with the Portfolios; (iv) whether there were any economies of scale in the provision of services by MetLife and whether such economies would be shared with the relevant Portfolios; and (v) such other factors as the Board found relevant. Because the proposed subadvisory agreements with MLIAC, including the proposed scope of the services to be provided to the Index Portfolios, were identical to the subadvisory agreements with MetLife, and the same persons at MetLife as were responsible for managing the Index Portfolios would be responsible for such Portfolios at MLIAC, the Board did not reconsider the aforementioned factors. The Board did, however, consider and approve the compliance policies and procedures and code of ethics of MLIAC. The Board also considered that, although MLIAC’s own financial resources are less substantial than MetLife’s, both MLIAC and the Index Portfolio’s adviser, MetLife Advisers, LLC, are indirect subsidiaries of MetLife’s parent company, MetLife, Inc., and that MetLife and MetLife, Inc. will continue to have a substantial reputational interest in the Funds even after MetLife ceases to act as subadviser for the Index Portfolios.

Based on their evaluation of all factors that they deemed to be material as discussed above, and assisted by the advice of independent counsel, the Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds, present at the meeting concluded that the proposed subadvisory agreements between MetLife Advisers, LLC and MLIAC with respect to the Index Portfolios were in the best interests of such Portfolios and, therefore, unanimously approved such agreements, effective April 30, 2007.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc. MFS Total Return Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the MFS Total Return Portfolio returned 6.0%, compared to its benchmark, a blend of the Standard & Poor’s 500 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned 4.6%. The average return of its peer group, the Lipper Variable Insurance Products Mixed-Asset Target Allocation Moderate Funds Universe3, was 5.2% over the same period.

PORTFOLIO REVIEW

In the first half of 2007, the global economy remained in the midst of its fastest expansion since the 1970s. Around the world, improved domestic demand and accelerating world trade powered global growth. Strong profit growth and merger and acquisition activity pushed international stocks higher in the first half of the year, during which the MSCI World Index4 rose 9.2%. Equities advanced even as volatility increased and risk aversion grew. At the end of February and early in March, global equity markets suffered their most significant losses in years. Markets in the United States, Asia, Europe, and emerging economies came under pressure from rising worries about the unwinding of the yen “carry trade,” the health of the U.S. subprime mortgage industry, and mixed economic data. Risk aversion, which seemed the lowest it had been in years, shot higher, and investors sold billions of dollars out of their portfolios.

While U.S. stocks followed global indices higher during the first half of the year, the U.S. economy appeared to decouple from the rest of the world. Housing problems grew and spread beyond the embattled subprime market, and corporate earnings growth slowed. Against that backdrop, we lowered our 2007 U.S. economic growth estimate. Economic growth rates and corporate profit gains in countries around the world outpaced those in the United States. In fact, the global economy performed better than many market watchers expected, as manufacturing picked up and unemployment levels fell. With the stronger growth came increased concern about rising real GDP growth around the world. As growth quickened, central banks seemed intent on not letting inflation rise and increased interest rates. In response, bond yields rose. In our view, many central banks moved their policies to what we would call a restrictive level. This represented a significant change from the easy lending conditions enjoyed in recent years.

Within the equity portion of the Portfolio, stock selection in the health care sector hurt performance relative to the S&P 500 Index. Biotechnology company Amgen and medical devices maker Boston Scientific were among the Portfolio’s top detractors. Stock selection in the autos and housing sector also held back results. Within this sector, home improvement products maker Masco had a negative impact on relative returns. Elsewhere, the Portfolio’s positioning in telecommunications company AT&T was also a top detractor. Insurance company Allstate, financial services firm Bank of America, insurance and investment company Genworth Financial, and global telecommunications equipment company Nortel Networks (not part of the S&P 500 Index) dampened investment results. Not owning strong-performing computer company Apple and oil field services company Schlumberger detracted from relative performance. Within the fixed income portion of the Portfolio, overweighting the finance sector detracted from results as this sector trailed the performance of the Lehman Index.

Within the equity portion of the Portfolio, stock selection in the basic materials and consumer staples sectors boosted performance relative to the S&P 500. In the basic materials sector, package manufacturer Owens-Illinois (not part of S&P 500 Index) was the Portfolio’s top contributing stock. In the consumer staples sector, beauty products maker Estee Lauder (not held in the Portfolio as of June 30, 2007) bolstered relative returns. Although the combination of stock selection and an overweighted position in the strong-performing utilities and communications sectors also helped, no individual securities within these sectors were among the Portfolio’s top contributors. Stocks in other sectors that turned in strong results included software developer Compuware, filtration and separation systems manufacturer Pall Corp., agricultural equipment manufacturer Deere & Co., oil and gas exploration and production company Anadarko Petroleum, oil and gas producer Devon Energy, offshore drilling company Noble Corp., and integrated oil and gas company Hess. Not owning software giant Microsoft was another positive factor in relative returns as the stock underperformed the S&P 500 over the reporting period.

Within the fixed income portion of the Portfolio, overweighting U.S Treasury securities versus U.S. agencies for most of the reporting period had a positive impact on relative performance. The yield on the bond portion of the Portfolio also exceeded the index. The Portfolio overweight in financial debt, designed to help reduce exposure to leveraged buyout (LBO) risk in the industrial sector, detracted from performance, as worries about subprime exposure spread to the banking sector.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

3 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

4 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from around the world

MSF-2

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2007

	MFS Total Return Portfolio				S&P 500 Index	Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E	Class F
6 Months	6.0%	5.8%	5.9%	5.9%	7.0%	1.0%
1 Year	16.7	16.4	16.5	16.4	20.5	6.1
5 Years	8.9	8.7	—	—	10.7	4.5
10 Years	7.3	—	—	—	7.1	6.0
Since Inception	—	7.5	9.3	12.2	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class E and Class F shares are: 5/1/87, 5/1/02, 4/26/04 and 5/2/06, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
U.S. Treasury Notes	11.2%
Federal National Mortgage Association	10.7%
U.S. Treasury Bonds	2.3%
Bank of America Corp.	1.8%
The Allstate Corp.	1.4%
Citigroup, Inc.	1.3%
Genworth Financial, Inc. (Class A)	1.3%
Exxon Mobil Corp.	1.2%
Wyeth	1.2%
Federal Home Loan Mortgage Corp.	1.2%

Top Equity Sectors

% of Equity Market Value
Financials	29.1%
Energy	13.0%
Industrials	11.6%
Health Care	11.5%
Consumer Discretionary	9.4%

Top Fixed Income Sectors

% of Fixed Income Market Value
Mortgage	34.7%
Treasury	28.2%
Corporates	21.9%
Commercial Mortgage-Backed	10.0%
Agency Issues	2.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
MFS Total Return—Class A	Actual	0.57%	$1,000.00	$1,059.60	$2.91
	Hypothetical	0.57%	$1,000.00	$1,021.93	$2.86

MFS Total Return—Class B	Actual	0.82%	$1,000.00	$1,058.30	$4.18
	Hypothetical	0.82%	$1,000.00	$1,020.67	$4.11

MFS Total Return—Class E	Actual	0.72%	$1,000.00	$1,058.80	$3.68
	Hypothetical	0.72%	$1,000.00	$1,021.18	$3.61

MFS Total Return—Class F	Actual	0.77%	$1,000.00	$1,058.60	$3.93
	Hypothetical	0.77%	$1,000.00	$1,020.92	$3.86

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—58.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.0%
Lockheed Martin Corp.	213,309	$20,078,776
Northrop Grumman Corp.	108,406	8,441,575
United Technologies Corp.	164,570	11,672,950

		40,193,301

Air Freight & Logistics—0.1%
United Parcel Service, Inc. (Class B)	26,500	1,934,500

Auto Components—0.4%
Johnson Controls, Inc.	61,870	7,162,690

Automobiles—0.5%
Bayerische Motoren Werke AG(EUR) (a)	167,710	10,868,662

Beverages—0.7%
Diageo, Plc.(GBP)	349,376	7,250,012
PepsiCo, Inc.	93,865	6,087,145

		13,337,157

Biotechnology—1.1%
Amgen, Inc. (b)	388,600	21,485,694

Building Products—0.9%
Masco Corp.	644,970	18,362,296

Capital Markets—4.1%
Franklin Resources, Inc.	42,830	5,673,690
Julius Baer Holding AG(CHF)	19,967	1,424,674
Lehman Brothers Holdings, Inc.	36,230	2,699,860
Mellon Financial Corp.	194,462	8,556,328
Merrill Lynch & Co., Inc.	75,204	6,285,550
Morgan Stanley	66,120	5,546,146
State Street Corp.	57,930	3,962,412
The Bank of New York Co., Inc.	489,010	20,264,574
The Bear Stearns Co., Inc.	21,720	3,040,800
The Goldman Sachs Group, Inc.	60,310	13,072,193
UBS AG(CHF)	118,890	7,092,035
UBS AG	65,460	3,928,255

		81,546,517

Chemicals—1.2%
Air Products & Chemicals, Inc.	89,474	7,191,025
PPG Industries, Inc.	113,310	8,624,024
Praxair, Inc.	42,940	3,091,251
Syngenta AG(CHF) (a)	17,717	3,447,124
The Dow Chemical Co.	32,998	1,459,171

		23,812,595

Commercial Banks—1.0%
PNC Financial Services Group, Inc.	127,310	9,112,850
SunTrust Banks, Inc.	130,840	11,218,221

		20,331,071

Communications Equipment—1.3%
Cisco Systems, Inc. (b)	120,890	3,366,786

Security Description	Shares	Value*

Communications Equipment—(Continued)
Motorola, Inc.	244,900	$4,334,730
Nortel Networks Corp.	739,016	17,773,335

		25,474,851

Computers & Peripherals—0.7%
Hewlett-Packard Co.	195,030	8,702,239
International Business Machines Corp.	22,200	2,336,550
SanDisk Corp. (b)	61,700	3,019,598

		14,058,387

Consumer Finance—0.5%
American Express Co.	130,430	7,979,707
Capital One Financial Corp.	27,420	2,150,825

		10,130,532

Containers & Packaging—1.0%
Owens-Illinois, Inc. (b)	568,550	19,899,250
Smurfit-Stone Container Corp. (b)	60,665	807,451

		20,706,701

Diversified Financial Services—4.3%
Bank of America Corp.	741,374	36,245,775
Citigroup, Inc.	520,948	26,719,423
JPMorgan Chase & Co.	450,730	21,837,868
KKR Private Equity Investors, L.P. (144A) (RDU) (b)	65,160	1,466,100

		86,269,166

Diversified Telecommunication Services—1.9%
AT&T, Inc.	212,574	8,821,821
Embarq Corp.	90,295	5,721,994
Qwest Communications International, Inc. (a) (b)	525,430	5,096,671
Telus Corp.(CAD)	25,910	1,553,552
Telus Corp.(Non-Voting Shares)(CAD)	9,390	554,015
Verizon Communications, Inc.	399,047	16,428,765

		38,176,818

Electric Utilities—1.1%
DPL, Inc. (a)	93,130	2,639,304
Edison International	32,370	1,816,604
Entergy Corp.	26,488	2,843,487
FPL Group, Inc.	221,540	12,570,180
PPL Corp. (a)	25,596	1,197,637

		21,067,212

Electrical Equipment—0.3%
Cooper Industries, Ltd. (Class A)	11,610	662,815
Rockwell Automation, Inc.	70,400	4,888,576

		5,551,391

Energy Equipment & Services—0.8%
GlobalSantaFe Corp.	87,905	6,351,136
Halliburton Co.	37,300	1,286,850
Noble Corp.	92,610	9,031,327

		16,669,313

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Food & Staples Retailing—0.5%
CVS Caremark Corp.	233,383	$8,506,810
Wal-Mart Stores, Inc.	47,580	2,289,074

		10,795,884

Food Products—0.7%
Kellogg Co.	139,620	7,230,920
Nestle S.A.(CHF)	18,383	6,967,092
Tyson Foods, Inc. (Class A)	32,190	741,657

		14,939,669

Gas Utilities—0.1%
Questar Corp.	21,400	1,130,990

Health Care Equipment & Supplies—1.4%
Boston Scientific Corp. (b)	994,720	15,259,005
Dentsply International, Inc.	49,280	1,885,453
The Cooper Cos., Inc. (a)	203,480	10,849,553

		27,994,011

Health Care Providers & Services—1.1%
Omnicare, Inc. (a)	74,200	2,675,652
Tenet Healthcare Corp. (a) (b)	753,800	4,907,238
UnitedHealth Group, Inc.	81,430	4,164,330
WellPoint, Inc. (b)	115,350	9,208,391

		20,955,611

Hotels, Restaurants & Leisure—0.2%
Royal Caribbean Cruises, Ltd.	77,300	3,322,354

Household Durables—0.3%
D.R. Horton, Inc.	243,880	4,860,528
Toll Brothers, Inc. (a) (b)	76,220	1,903,976

		6,764,504

Household Products—0.5%
Procter & Gamble Co.	172,790	10,573,020

Independent Power Producers & Energy Traders—0.3%
NRG Energy, Inc. (a) (b)	119,520	4,968,446

Industrial Conglomerates—1.6%
3M Co.	35,900	3,115,761
General Electric Co.	375,535	14,375,480
Tyco International, Ltd.	440,690	14,890,915

		32,382,156

Insurance—5.2%
Aflac, Inc.	110,620	5,685,868
Conseco, Inc. (a) (b)	728,890	15,226,512
Genworth Financial, Inc. (Class A)	752,390	25,882,216
Principal Financial Group, Inc.	15,900	926,811
Prudential Financial, Inc.	4,000	388,920
The Allstate Corp.	454,986	27,986,189
The Chubb Corp.	57,830	3,130,916
The Hartford Financial Services Group, Inc.	117,497	11,574,630

Security Description	Shares	Value*

Insurance—(Continued)
The Travelers Cos., Inc.	227,880	$12,191,580

		102,993,642

IT Services—0.2%
Accenture, Ltd. (Class A)	95,219	4,083,943

Leisure Equipment & Products—0.1%
Polaris Industries, Inc. (a)	25,500	1,381,080

Machinery—1.0%
Deere & Co.	67,540	8,154,779
Eaton Corp.	9,470	880,710
Pall Corp.	209,930	9,654,681
Timkin Co.	61,870	2,234,126

		20,924,296

Media—1.9%
Citadel Broadcasting Corp. (a)	4,164	26,857
E.W. Scripps Co. (Class A) (a)	211,100	9,645,159
The New York Times Co. (Class A) (a)	599,890	15,237,206
The Walt Disney Co.	54,220	1,851,071
Time Warner Cable, Inc. (Class A) (b)	92,160	3,609,907
Viacom, Inc. (Class B) (b)	126,194	5,253,456
WPP Group, Plc. (GBP)	116,010	1,733,669

		37,357,325

Metals & Mining—0.1%
BHP Billiton, Plc. (GBP)	72,160	1,999,207

Multi-Utilities—0.7%
Dominion Resources, Inc. (a)	66,090	5,704,228
Integrys Energy Group, Inc. (a)	32,700	1,658,871
Public Service Enterprise Group, Inc.	66,070	5,799,625

		13,162,724

Multiline Retail—1.2%
Macy’s, Inc.	584,210	23,239,874

Oil, Gas & Consumable Fuels—6.8%
Anadarko Petroleum Corp.	400,580	20,826,154
Apache Corp.	92,150	7,518,519
Chevron Corp.	84,246	7,096,883
ConocoPhillips	103,710	8,141,235
Devon Energy Corp.	246,160	19,271,866
EOG Resources, Inc.	35,130	2,566,598
Exxon Mobil Corp.	292,804	24,560,400
Hess Corp.	185,420	10,932,363
Royal Dutch Shell, Plc. (ADR) (A Shares)	25,860	2,099,832
Sunoco, Inc.	22,810	1,817,501
Talisman Energy, Inc.	94,280	1,822,432
The Williams Cos., Inc.	364,880	11,537,506
Total S.A. (ADR)	198,500	16,074,530
Ultra Petroleum Corp. (b)	35,260	1,947,762

		136,213,581

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Paper & Forest Products—0.5%
Bowater, Inc. (a)	319,470	$7,970,776
MeadWestvaco Corp.	71,330	2,519,376

		10,490,152

Pharmaceuticals—3.2%
Abbott Laboratories	27,768	1,486,976
Eli Lilly & Co.	122,400	6,839,712
GlaxoSmithKline, Plc. (GBP)	77,400	2,025,508
GlaxoSmithKline, Plc. (ADR) (a)	77,720	4,070,196
Johnson & Johnson	238,768	14,712,884
Merck & Co., Inc.	124,433	6,196,764
Warner Chilcott, Ltd. (a)	273,120	4,940,741
Wyeth	422,480	24,225,003

		64,497,784

Road & Rail—0.4%
Burlington Northern Santa Fe Corp.	61,275	5,216,953
Norfolk Southern Corp.	52,350	2,752,040

		7,968,993

Semiconductors & Semiconductor Equipment—0.5%
Applied Materials, Inc.	38,240	759,829
Intel Corp.	379,510	9,017,157

		9,776,986

Software—1.4%
Compuware Corp. (a) (b)	907,500	10,762,950
Oracle Corp. (b)	875,860	17,263,201

		28,026,151

Specialty Retail—0.5%
Lowe’s Cos., Inc.	23,900	733,491
Sally Beauty Holdings, Inc. (a) (b)	429,640	3,866,760
Staples, Inc.	142,700	3,386,271
The Sherwin-Williams Co.	28,930	1,922,977

		9,909,499

Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc. (a) (b)	11,690	315,981
Nike, Inc. (Class B)	162,990	9,500,687

		9,816,668

Thrifts & Mortgage Finance—2.0%
Countrywide Financial Corp. (a)	207,180	7,530,993
Federal Home Loan Mortgage Corp.	152,160	9,236,112
Federal National Mortgage Association	198,978	12,999,233
New York Community Bancorp, Inc. (a)	623,110	10,605,332

		40,371,670

Tobacco—1.1%
Altria Group, Inc.	324,350	22,749,909

Security Description	Shares	Value*

Trading Companies & Distributors—0.4%
W.W. Grainger, Inc.	71,110	$6,616,786
WESCO International, Inc.	30,640	1,852,188

		8,468,974

Wireless Telecommunication Services—0.4%
Sprint Nextel Corp.	198,345	4,107,725
Vodafone Group, Plc. (ADR) (a)	118,733	3,992,991

		8,100,716

Total Common Stock (Identified Cost $989,759,453)		1,172,498,673

Fixed Income—39.9%
Security Description	Face Amount	Value*

Aerospace & Defense—0.1%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	$1,718,000	1,641,243

Asset Backed—0.4%
AESOP Funding, LLC (144A) 2.860%, 08/20/09	220,000	214,897
Bayview Financial (144A) 6.120%, 12/28/40 (c)	1,510,000	1,509,992
Capital Trust, Ltd. 5.160%, 06/25/35	1,600,000	1,535,250
Connecticut RRB Special Purpose Trust 6.210%, 12/30/11 (c)	300,000	305,851
Countrywide Asset-Backed Certificates 4.575%, 07/25/35	9,724	9,669
4.823%, 08/25/35	98,717	97,993
5.689%, 10/25/36	930,000	923,139
GMAC Mortgage Corp. Loan Trust 5.805%, 10/25/36 (c)	1,077,000	1,071,695
Jet Equipment Trust (144A) 11.440%, 11/01/14 (d) (e)	300,000	0
Residential Asset Mortgage Products, Inc. 4.109%, 01/25/29	181,449	179,870
4.971%, 09/25/34	752,000	735,185
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35	1,190,000	1,173,896

		7,757,437

Auto Components—0.1%
Johnson Controls, Inc. 5.500%, 01/15/16	1,408,000	1,363,331

Beverages—0.2%
Diageo 5.500%, 04/01/13	2,140,000	2,106,535
Miller Brewing Co. (144A) 5.500%, 08/15/13	2,921,000	2,872,158

		4,978,693

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Capital Markets—0.5%
Credit Suisse First Boston USA, Inc. 4.125%, 01/15/10	$2,919,000	$2,832,043
4.875%, 08/15/10	306,000	301,371
Merrill Lynch & Co., Inc. 6.050%, 05/16/16	1,384,000	1,368,952
6.110%, 01/29/37	1,270,000	1,191,670
Morgan Stanley 5.750%, 10/18/16	1,156,000	1,129,309
6.750%, 04/15/11	1,180,000	1,223,455
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	1,972,000	1,889,991

		9,936,791

Commercial Banks—0.8%
Bank One Corp. 8.000%, 04/29/27	100,000	119,459
DBS Capital Funding Corp. (144A) 7.657%, 03/31/49 (c)	1,190,000	1,268,270
HSBC Finance Corp. 5.250%, 01/14/11 (a)	1,300,000	1,284,751
Nordea Bank (144A) 5.424%, 12/29/49 (c)	610,000	575,553
U.S. Bancorp 7.500%, 06/01/26	400,000	461,650
Unicredito Italiano Capital Trust (144A) 9.200%, 10/05/49 (c)	1,412,000	1,559,160
Wachovia Corp. 5.250%, 08/01/14	3,334,000	3,238,601
Wells Fargo Bank, N.A. 4. 750%, 02/09/15	1,950,000	1,828,560
5.750%, 05/16/16	2,430,000	2,425,789
WOORI Bank 6.125%, 05/03/16 (c)	2,620,000	2,632,560

		15,394,353

Commercial Mortgage-Backed Securities—4.1%
Banc of America Commercial Mortgage, Inc. 4.857%, 07/10/42	1,750,000	1,648,935
5.353%, 09/10/47 (c)	1,449,133	1,395,377
5.482%, 01/15/17 (c)	1,583,233	1,530,084
BlackRock Capital Finance, L.P. 7.750%, 09/25/26	112,008	111,605
Chase Commercial Mortgage Securities Corp. 7.543%, 07/15/32	129,859	131,558
Citigroup Commercial Mortgage Trust 5.462%, 10/15/49	2,260,573	2,182,461
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.400%, 07/15/44 (c)	1,200,000	1,177,557
5.648%, 10/15/48	2,200,000	2,158,150
5.882%, 12/11/49 (c)	1,808,714	1,645,662
Countrywide Commercial Mortgage Trust 5.658%, 02/12/39 (c)	560,000	546,718
Credit Suisse Mortgage Capital Certificates 5.343%, 12/15/39	2,290,000	2,192,085
5.509%, 09/15/39	1,179,894	1,141,884

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Criimi Mae Commercial Mortgage Trust (144A) 7.000%, 06/02/33	$792,560	$786,853
CS First Boston Mortgage Securities Corp. 6.550%, 01/17/35	87,868	87,964
Deutsche Mortgage & Asset Receiving Corp. 6.538%, 06/15/31	369,299	369,585
Falcon Franchise Loan, LLC (144A) 7.382%, 05/05/10	130,181	131,391
GE Capital Commercial Mortgage Corp. 5.518%, 03/10/44 (c)	1,000,000	968,393
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35	35,000	34,563
Greenwich Capital Commercial Funding Corp. 4.305%, 08/10/42	326,945	318,503
4.915%, 01/05/36 (c)	500,000	479,292
5.224%, 04/10/37	1,313,869	1,265,114
5.317%, 06/10/36 (c)	1,341,434	1,310,425
5.475%, 02/10/17	3,025,000	2,924,473
6.113%, 06/10/16 (c)	1,125,000	1,132,164
JPMorgan Chase Commercial Mortgage Securities Corp. 4.780%, 07/15/42	1,384,000	1,287,062
4.948%, 09/12/37 (c)	1,400,000	1,317,179
5.038%, 03/15/46	480,060	457,546
5.372%, 05/15/47	1,720,000	1,645,739
5.380%, 05/15/41 (c)	1,292,933	1,259,250
5.440%, 05/15/45	979,554	947,593
5.472%, 01/12/43 (c)	1,855,000	1,798,066
5.475%, 04/15/43 (c)	2,260,000	2,201,050
5.552%, 05/12/45	2,260,000	2,208,562
5.855%, 06/12/43 (c)	2,170,000	2,167,233
6.066%, 04/15/45 (c)	2,260,000	2,273,670
LB Commercial Conduit Mortgage Trust 6.480%, 02/18/30	158,044	158,148
LB-UBS Commercial Mortgage Trust 5.413%, 09/15/39	519,902	500,771
5.455%, 02/15/40 (c)	2,823,000	2,719,143
Merrill Lynch Mortgage Trust 5.441%, 01/12/44 (c)	951,000	918,562
5.843%, 05/12/39 (c)	2,010,000	1,988,402
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.204%, 12/12/49 (c)	2,350,000	2,230,507
5.378%, 01/12/17 (c)	5,800,000	5,574,386
Morgan Stanley Capital I, Inc. 5.150%, 06/13/41	250,000	242,765
5.168%, 01/14/42	199,571	192,000
Morgan Stanley Capital I, Inc. (144A) 0.531%, 11/15/30 (c) (g)	32,611,088	346,366
Multi-Family Capital Access One, Inc. 6.650%, 01/15/24	244,042	245,962
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23	1,373,057	1,285,511
Structured Asset Securities Corp. 4.670%, 03/25/35	652,729	645,871

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
The Bear Stearns Commercial Mortgage Securities, Inc. 4.680%, 08/13/39	$150,000	$142,200
5.116%, 02/11/41	1,332,663	1,278,603
TIAA Retail Commercial Mortgage Trust (144A) 7.170%, 01/15/32	27,912	27,936
Wachovia Bank Commercial Mortgage Trust
4.847%, 10/15/41	2,245,000	2,116,825
4.935%, 04/15/42	2,570,000	2,430,234
5.083%, 03/15/42 (c)	1,748,241	1,667,911
5.339%, 11/15/48 (c)	2,290,000	2,192,330
5.368%, 10/15/44 (c)	1,347,000	1,295,485
5.466%, 01/15/45 (c)	2,039,000	1,978,836
5.491%, 12/15/44 (c)	1,437,000	1,388,726
5.603%, 10/15/48 (c)	2,200,000	2,149,023
5.795%, 07/15/45 (c)	1,360,000	1,346,990
6.021%, 12/15/43 (c)	1,720,000	1,602,876
6.164%, 06/15/45 (c)	1,530,000	1,542,661

		81,442,776

Commercial Services & Supplies—0.2%
The Western Union Co. 5.400%, 11/17/11	2,140,000	2,111,277
Waste Management, Inc. 7.375%, 08/01/10	1,061,000	1,111,618

		3,222,895

Communications Equipment—0.1%
Cisco Systems, Inc. 5.500%, 02/22/16	1,229,000	1,199,268

Construction & Engineering—0.1%
CRH America, Inc. 6.950%, 03/15/12	1,409,000	1,464,058

Consumer Finance—0.1%
American Express Co. 5.500%, 09/12/16	2,170,000	2,120,559
Dean Witter Discover & Co. 6.750%, 01/01/16	260,000	272,632

		2,393,191

Diversified Financial Services—1.6%
Bank of America Corp. 5.300%, 03/15/17	1,300,000	1,241,351
Bank of America Corp. (144A) 5.490%, 03/15/19	2,000,000	1,893,022
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,313,098
Capmark Financial Group, Inc. 5.875%, 05/10/12	1,760,000	1,736,935
CIT Group, Inc. 6.100%, 03/15/67 (c)	180,000	163,930

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
Citigroup, Inc. 5.000%, 09/15/14	$3,192,000	$3,036,428
Deutsche Telekom International Finance BV 5.750%, 03/23/16 (a)	1,949,000	1,901,275
Duke Capital, LLC 8.000%, 10/01/19	1,253,000	1,390,652
ERP Operating, L.P. 5.750%, 06/15/17	1,900,000	1,862,680
General Electric Capital Corp. 5.450%, 01/15/13	572,000	566,035
6.750%, 03/15/32	424,000	460,026
8.500%, 07/24/08	553,000	568,484
HBOS Capital Funding, L.P. (144A) 6.071%, 06/30/49 (c)	550,000	547,401
MidAmerican Funding, LLC 6.927%, 03/01/29	699,000	754,665
Mizuho, Ltd. (144A) 6.686%, 03/31/49 (c)	2,240,000	2,214,876
MUFG Capital Finance 6.346%, 07/29/49 (c)	1,711,000	1,681,188
Natexis AMBS Company, LLC (144A) 8.440%, 12/29/49 (c)	280,000	287,379
ORIX Corp. 5.480%, 11/22/11	2,170,000	2,139,210
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,058,004
Residential Capital, LLC 6.875%, 06/30/15	1,960,000	1,901,033
Telecom Italia Capital S.A. 5.250%, 11/15/13	753,000	717,513
UBS Preferred Funding Trust V 6.243%, 05/12/49 (c)	1,930,000	1,937,620
UFJ Finance Aruba AEC 6.750%, 07/15/13	1,320,000	1,393,780
ZFS Finance USA Trust I (144A) 5.875%, 05/09/32 (c)	500,000	493,787
6.500%, 05/09/37 (c)	1,950,000	1,885,933

		33,146,305

Diversified Telecommunication Services—0.4%
BellSouth Corp. 6.550%, 06/15/34	1,212,000	1,209,958
SBC Communications, Inc. 6.150%, 09/15/34	1,507,000	1,444,925
TELUS Corp. 8.000%, 06/01/11	1,918,000	2,051,013
Verizon New York, Inc. 6.875%, 04/01/12	3,102,000	3,234,170

		7,940,066

Electric Utilities—0.6%
Entergy Louisiana, LLC 8.090%, 01/02/17	699,383	714,175

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Electric Utilities—(Continued)
Exelon Generation Co., LLC 6.950%, 06/15/11	$2,478,000	$2,572,665
FirstEnergy Corp. 6.450%, 11/15/11	1,926,000	1,974,945
Hydro-Quebec 6.300%, 05/11/11	1,600,000	1,652,120
MidAmerican Energy Holdings Co. 3.500%, 05/15/08	694,000	682,220
5.875%, 10/01/12	768,000	774,626
6.125%, 04/01/36	602,000	581,594
Oncor Electric Delivery Co. 7.000%, 09/01/22	1,825,000	1,905,993
PPL Energy Supply, LLC 6.400%, 11/01/11	100,000	101,568
PSE&G Power, LLC 5.500%, 12/01/15	977,000	939,763
6.950%, 06/01/12	560,000	586,142
System Energy Resources, Inc. (144A) 5.129%, 01/15/14	692,781	670,210
United Energy Distribution Holdings, Ltd. (144A) 5.450%, 04/15/16	50,000	48,388

		13,204,409

Energy Equipment & Services—0.2%
Halliburton Co. 5.500%, 10/15/10	1,071,000	1,069,961
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	412,000	388,595
6.750%, 03/15/11	1,202,000	1,243,915
7.750%, 03/15/32	625,000	683,531

		3,386,002

Federal Agencies—14.7%
Federal Home Loan Bank 3.900%, 02/25/08	1,025,000	1,015,474
4.500%, 05/01/18	466,815	444,949
4.500%, 08/01/18	739,144	704,523
4.500%, 11/01/18	711,123	677,814
4.500%, 01/01/19	1,300,686	1,239,763
4.500%, 02/01/20	1,146,579	1,091,096
5.000%, 06/01/18	46,800	45,402
5.000%, 09/01/18	708,909	687,723
5.000%, 12/01/18	111,280	107,955
5.000%, 02/01/19	826,056	800,380
5.000%, 05/01/19	621,207	602,348
5.000%, 06/01/19	329,578	319,333
5.000%, 03/01/34	459,675	432,693
5.000%, 04/01/34	478,738	450,637
5.000%, 07/01/35	1,489,204	1,399,573
5.000%, 08/01/35	875,106	822,436
5.000%, 09/01/35	863,486	811,515
5.000%, 10/01/35	2,538,459	2,385,675
5.500%, 01/01/19	147,759	145,863
5.500%, 04/01/19	76,514	75,616
5.500%, 06/01/19	56,437	55,713

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Bank 5.500%, 07/01/19	$225,586	$222,692
5.500%, 12/01/19	84,166	83,087
5.500%, 12/01/20	136,532	134,580
5.500%, 10/01/24	783,494	765,496
5.500%, 08/01/25	919,797	897,459
5.500%, 09/01/25	827,069	806,984
5.500%, 12/01/33	2,084,746	2,020,320
5.500%, 01/01/34	2,080,152	2,015,868
5.500%, 04/01/34	330,393	319,864
5.500%, 10/01/34	196,133	189,883
5.500%, 11/01/34	265,641	257,175
5.500%, 12/01/34	389,099	376,699
5.500%, 10/01/35	752,559	727,522
6.000%, 04/01/16	135,831	136,593
6.000%, 04/01/17	230,041	231,314
6.000%, 07/01/17	117,919	118,572
6.000%, 10/01/17	165,301	166,216
6.000%, 08/01/19	940,257	944,620
6.000%, 09/01/19	302,331	303,734
6.000%, 11/01/19	179,183	180,112
6.000%, 05/01/21	540,261	542,680
6.000%, 10/01/21	724,978	728,225
6.000%, 02/01/23	906,593	911,331
6.000%, 12/01/25	407,475	407,857
6.000%, 02/01/26	419,449	419,842
6.000%, 04/01/34	246,991	245,559
6.000%, 07/01/34	805,718	801,047
6.000%, 08/01/34	4,570,186	4,543,687
6.000%, 09/01/34	92,692	92,155
6.000%, 03/01/36	662,736	657,108
6.000%, 10/01/36	955,053	949,515
6.000%, 11/01/36	1,448,439	1,436,140
6.000%, 01/01/37	915,094	907,324
6.000%, 03/01/37	772,624	765,558
6.500%, 05/01/34	180,230	182,989
6.500%, 06/01/34	277,107	281,350
6.500%, 08/01/34	870,452	883,777
6.500%, 10/01/34	880,553	896,807
Federal Home Loan Mortgage Corp. 4.125%, 11/18/09	3,100,000	3,026,356
4.125%, 07/12/10	787,000	763,568
4.500%, 08/01/19	70,783	67,357
4.500%, 04/01/35	1,358,012	1,237,244
5.000%, 12/01/17	33,141	32,148
5.000%, 05/01/18	320,825	311,212
5.000%, 09/01/33	3,208,185	3,022,949
5.000%, 11/01/33	1,509,097	1,421,964
5.000%, 05/01/35	574,562	539,981
5.000%, 08/01/35	615,436	578,395
5.000%, 10/01/35	2,598,317	2,441,930
5.500%, 08/01/19	72,775	71,841
5.500%, 02/01/20	32,831	32,362
5.500%, 06/01/25	1,355,461	1,322,544
5.500%, 07/01/25	596,766	582,274
5.500%, 05/01/33	3,074,010	2,979,012

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 5.500%, 05/01/35	$168,058	$162,467
5.500%, 07/01/35	1,129,719	1,092,134
5.500%, 09/01/35	488,775	472,514
6.000%, 07/01/35	424,203	421,049
6.000%, 08/01/35	521,429	517,553
6.000%, 05/01/37	956,083	947,142
6.000%, 06/01/37	1,404,000	1,391,159
6.500%, 11/01/34	468,536	475,709
Federal National Mortgage Association 4.010%, 08/01/13	150,594	139,913
4.019%, 08/01/13 (c)	683,148	634,325
4.500%, 04/01/18	600,035	571,734
4.500%, 06/01/18	1,248,113	1,189,245
4.500%, 07/01/18	1,631,605	1,554,650
4.500%, 03/01/19	818,622	778,855
4.500%, 06/01/19	2,865,030	2,725,852
4.500%, 04/01/20	686,771	653,409
4.500%, 05/01/20	284,139	269,743
4.500%, 07/01/20	365,846	348,074
4.500%, 02/01/35	517,658	471,582
4.500%, 03/01/35	2,093,072	1,905,215
4.500%, 09/01/35	787,001	716,366
4.547%, 05/01/14 (c)	1,086,738	1,029,215
4.620%, 04/01/13 (c)	111,195	106,668
4.630%, 04/01/14	373,455	354,109
4.700%, 03/01/15	624,064	595,018
4.839%, 08/01/14 (c)	1,050,969	1,009,600
4.845%, 06/01/13	94,044	90,619
4.871%, 02/01/14 (c)	668,130	646,066
4.880%, 03/01/20	483,595	469,258
4.925%, 04/01/15 (c)	2,365,292	2,275,067
4.940%, 08/01/15	50,000	48,021
4.980%, 09/01/15	58,640	56,807
5.000%, 11/01/17	886,072	859,468
5.000%, 02/01/18	3,426,118	3,323,254
5.000%, 11/01/18	67,399	65,385
5.000%, 12/01/18	2,189,191	2,123,755
5.000%, 06/01/19	1,484,711	1,438,499
5.000%, 07/01/19	1,398,240	1,354,719
5.000%, 09/01/19	940,582	911,306
5.000%, 11/01/19	243,064	235,499
5.000%, 12/01/19	69,571	67,406
5.000%, 01/01/20	77,172	74,633
5.000%, 03/01/20	370,404	358,220
5.000%, 05/01/20	601,144	581,369
5.000%, 07/01/20	1,829,000	1,768,836
5.000%, 08/01/20	403,473	390,201
5.000%, 11/01/33	1,576,374	1,484,889
5.000%, 03/01/34	1,535,798	1,446,238
5.000%, 04/01/34	468,993	441,290
5.000%, 05/01/34	490,284	461,324
5.000%, 06/01/34	476,543	448,394
5.000%, 08/01/34	531,188	499,812
5.000%, 09/01/34	1,858,579	1,748,796
5.000%, 11/01/34	310,103	291,786

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.000%, 12/01/34	$227,534	$214,094
5.000%, 03/01/35	866,506	815,884
5.000%, 06/01/35	2,303,881	2,164,600
5.000%, 07/01/35	8,802,540	8,270,379
5.000%, 08/01/35	2,898,446	2,723,219
5.000%, 08/01/36	561,591	527,639
5.370%, 02/01/13 (c)	389,211	386,535
5.471%, 11/01/15 (c)	462,598	460,033
5.500%, 11/01/17	1,397,214	1,381,642
5.500%, 12/01/17	240,031	237,356
5.500%, 01/01/18	868,994	859,309
5.500%, 02/01/18	762,644	754,014
5.500%, 12/01/18	321,473	317,835
5.500%, 06/01/19	1,264,980	1,249,158
5.500%, 07/01/19	1,755,275	1,733,322
5.500%, 08/01/19	455,224	449,531
5.500%, 09/01/19	1,068,888	1,055,519
5.500%, 11/01/19	208,820	206,208
5.500%, 12/01/19	227,448	224,604
5.500%, 01/01/21	619,523	610,808
5.500%, 03/01/21	901,363	888,212
5.500%, 05/01/22	490,329	483,058
5.500%, 05/01/25	780,269	761,471
5.500%, 06/01/25	530,470	517,690
5.500%, 02/01/33	764,337	740,560
5.500%, 04/01/33	273,173	264,675
5.500%, 05/01/33	65,547	63,508
5.500%, 06/01/33	4,966,581	4,812,080
5.500%, 07/01/33	2,931,126	2,839,944
5.500%, 11/01/33	1,775,335	1,720,107
5.500%, 12/01/33	355,081	344,035
5.500%, 01/01/34	1,303,552	1,263,001
5.500%, 02/01/34	1,923,711	1,863,569
5.500%, 03/01/34	227,801	220,634
5.500%, 04/01/34	685,028	663,275
5.500%, 05/01/34	2,649,562	2,565,267
5.500%, 06/01/34	3,444,469	3,334,882
5.500%, 07/01/34	3,042,756	2,945,949
5.500%, 08/01/34	1,310,420	1,268,729
5.500%, 09/01/34	6,893,640	6,674,320
5.500%, 10/01/34	5,826,685	5,641,307
5.500%, 11/01/34	9,494,485	9,192,419
5.500%, 12/01/34	4,750,512	4,599,375
5.500%, 01/01/35	6,207,700	6,010,203
5.500%, 02/01/35	2,224,199	2,151,852
5.500%, 03/01/35	4,603,226	4,451,006
5.500%, 04/01/35	2,179,228	2,107,165
5.500%, 05/01/35	132,299	127,924
5.500%, 07/01/35	1,047,173	1,012,545
5.500%, 08/01/35	3,770,763	3,647,706
5.500%, 09/01/35 (c)	1,759,050	1,700,881
5.500%, 09/01/35	858,393	830,008
5.500%, 10/01/35	286,222	276,758
5.500%, 12/01/35	2,557,254	2,472,690
5.500%, 04/01/36	1,722,320	1,665,366

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.500%, 10/01/36	$502,211	$484,533
5.500%, 11/01/36	409,308	394,965
5.500%, 03/01/37	695,579	671,204
6.000%, 05/15/08 (a)	4,179,000	4,202,553
6.000%, 05/15/11 (a)	1,473,000	1,511,762
6.000%, 07/01/16	489,119	492,036
6.000%, 01/01/17	589,817	593,296
6.000%, 02/01/17 (c)	554,784	558,093
6.000%, 07/01/17	875,217	880,436
6.000%, 08/01/17	93,505	94,057
6.000%, 09/01/17	436,486	439,061
6.000%, 03/01/18	75,817	76,264
6.000%, 11/01/18	471,519	474,330
6.000%, 01/01/21	606,040	608,911
6.000%, 02/01/21	770,269	773,918
6.000%, 05/01/21	998,412	1,003,141
6.000%, 01/01/23	102,420	102,789
6.000%, 11/01/25	698,271	697,846
6.000%, 02/01/32	1,714,511	1,707,687
6.000%, 03/01/34	141,757	141,064
6.000%, 04/01/34	2,324,248	2,308,109
6.000%, 05/01/34	193,434	192,015
6.000%, 06/01/34	2,389,442	2,371,915
6.000%, 07/01/34	2,707,097	2,687,240
6.000%, 08/01/34	6,443,323	6,396,064
6.000%, 10/01/34	2,344,599	2,327,402
6.000%, 11/01/34	313,410	311,111
6.000%, 12/01/34	160,824	159,645
6.000%, 04/01/35	76,758	76,069
6.000%, 08/01/35	479,350	475,046
6.000%, 10/01/35	940,086	931,644
6.000%, 11/01/35	399,413	395,826
6.000%, 12/01/35	977,738	968,958
6.000%, 02/01/36	2,188,769	2,168,467
6.000%, 03/01/36	1,140,659	1,129,090
6.000%, 04/01/36	2,732,888	2,705,170
6.000%, 06/01/36	688,053	681,583
6.000%, 07/01/36	1,291,759	1,278,658
6.000%, 08/01/36	594,052	588,027
6.000%, 12/01/36	773,161	765,319
6.000%, 01/01/37	2,149,731	2,127,728
6.000%, 02/01/37	1,137,879	1,125,694
6.000%, 03/01/37	775,953	767,644
6.000%, 04/01/37	2,174,191	2,150,909
6.000%, 06/01/37	930,000	920,041
6.000%, 07/01/37	1,270,000	1,256,436
6.330%, 03/01/11 (c)	174,299	177,465
6.500%, 06/01/31	437,607	446,117
6.500%, 07/01/31	210,067	214,151
6.500%, 08/01/31	114,297	116,520
6.500%, 09/01/31	607,546	619,360
6.500%, 02/01/32	544,897	555,494
6.500%, 05/01/32	196,251	199,727
6.500%, 07/01/32	1,013,473	1,031,996
6.500%, 08/01/32	908,099	924,182
6.500%, 01/01/33	401,514	408,626

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.500%, 04/01/34	$793,459	$805,997
6.500%, 06/01/34	226,759	230,040
6.500%, 08/01/34	304,257	308,659
6.500%, 03/01/36	964,818	974,202
6.500%, 04/01/36	489,067	493,824
6.500%, 05/01/36	648,313	654,619
6.500%, 01/01/37	550,519	555,874
6.500%, 02/01/37	2,461,510	2,484,991
6.500%, 06/01/37	580,000	585,504
6.625%, 09/15/09 (a)	3,886,000	4,000,392
7.500%, 10/01/29	102,274	106,987
7.500%, 02/01/30	65,754	68,819
7.500%, 11/01/31	236,145	246,468
7.500%, 02/01/32	65,036	67,879
Government National Mortgage Association 4.500%, 07/20/33	148,174	135,547
4.500%, 09/15/33	603,815	554,998
4.500%, 09/20/33	76,338	69,833
4.500%, 12/20/34	77,309	70,679
4.500%, 03/20/35	381,063	348,109
5.000%, 07/20/33	296,809	280,104
5.000%, 03/15/34	282,208	267,460
5.000%, 06/15/34	468,313	443,840
5.000%, 12/15/34	284,676	269,799
5.000%, 06/15/35	102,644	97,203
5.500%, 11/15/32	885,631	861,492
5.500%, 08/15/33	3,490,970	3,395,020
5.500%, 12/15/33	1,246,788	1,212,566
5.500%, 09/15/34	1,134,019	1,102,497
5.500%, 02/15/35	98,871	96,067
5.500%, 10/15/35	622,064	604,421
6.000%, 12/15/28	216,974	216,673
6.000%, 12/15/31	229,207	228,753
6.000%, 03/15/32	11,442	11,417
6.000%, 10/15/32	893,506	891,562
6.000%, 01/15/33	147,935	147,528
6.000%, 02/15/33	7,442	7,422
6.000%, 04/15/33	891,743	889,293
6.000%, 08/15/33	8,980	8,956
6.000%, 07/15/34	690,711	688,282
6.000%, 09/15/34	522,636	520,798
6.000%, 01/20/35	489,763	487,424
6.000%, 02/20/35	560,037	557,362
6.000%, 04/20/35	306,459	304,995
6.500%, 11/20/35	460,874	468,836
6.500%, 02/20/36	308,198	313,421

		293,561,442

Food & Staples Retailing—0.2%
CVS Corp. 5.750%, 06/01/17	790,000	762,209
6.125%, 08/15/16	1,080,000	1,070,641
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	1,599,693

		3,432,543

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Foreign Government—0.2%
Arab Republic of Egypt 4.450%, 09/15/15	$403,000	$377,881
Province of Ontario Canada 5.000%, 10/18/11	2,170,000	2,148,428
State of Israel 4.625%, 06/15/13	1,095,000	1,036,049

		3,562,358

Government Agency—0.3%
Financing Corp. 9.650%, 11/02/18	430,000	579,687
Small Business Administration Participation Certificates 4.350%, 07/01/23 (c)	1,673,698	1,561,728
4.770%, 04/01/24	85,531	81,451
4.950%, 03/01/25	529,833	503,060
4.990%, 09/01/24 (c)	283,465	273,241
5.090%, 10/01/25 (c)	615,065	592,871
5.110%, 08/01/25 (c)	696,791	673,696
5.180%, 05/01/24 (c)	140,943	137,611
5.390%, 12/01/25 (c)	858,098	843,409
5.520%, 06/01/24 (c)	455,515	453,580
U.S. Department of Housing & Urban Development 7.498%, 08/01/11	98,000	102,327

		5,802,661

Health Care Equipment & Supplies—0.1%
Baxter International, Inc. 5.900%, 09/01/16	1,496,000	1,495,863
Cardinal Health, Inc. 5.850%, 12/15/17	1,143,000	1,109,966
McKesson Corp. 5.700%, 03/01/17	1,100,000	1,062,712

		3,668,541

Health Care Providers & Services—0.0%
HCA, Inc. 8.750%, 09/01/10	294,000	306,862

Hotels, Restaurants & Leisure—0.2%
Marriott International, Inc. 6.375%, 06/15/17	2,610,000	2,616,661
Wyndham Worldwide Corp. 6.000%, 12/01/16	1,077,000	1,038,735

		3,655,396

Household Durables—0.1%
Fortune Brands, Inc. 5.125%, 01/15/11	1,435,000	1,400,287

Independent Power Producers & Energy Traders—0.1%
TXU Energy Co. 7.000%, 03/15/13	1,547,000	1,595,715

Insurance—0.4%
American International Group, Inc. 6.250%, 03/15/37	1,510,000	1,427,726

Security Description	Face Amount	Value*

Insurance—(Continued)
Chubb Corp. 6.375%, 03/29/67 (c)	$2,110,000	$2,063,367
Everest Reinsurance Holdings, Inc. 8.750%, 03/15/10	100,000	107,475
Fund American Cos., Inc. 5.875%, 05/15/13	735,000	722,766
ING Groep NV 5.775%, 12/29/49 (a) (c)	2,310,000	2,229,489
The Allstate Corp. 5.550%, 05/09/35	1,326,000	1,198,361

		7,749,184

Machinery—0.1%
Kennametal, Inc. 7.200%, 06/15/12	1,284,000	1,347,345

Media—0.4%
CBS Corp. 6.625%, 05/15/11	1,485,000	1,524,237
Cox Communications, Inc. 4.625%, 06/01/13	1,473,000	1,379,606
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	199,972
News America Holdings, Inc. 8.500%, 02/23/25	722,000	847,946
News America, Inc. 6.200%, 12/15/34	938,000	874,394
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	1,240,000	1,439,071
Walt Disney Co. 5.625%, 09/15/16	1,281,000	1,271,368

		7,536,594

Metals & Mining—0.1%
Vale Overseas, Ltd. 6.250%, 01/23/17	1,560,000	1,547,239

Multi-Utilities—0.2%
Centerpoint Energy Resources Corp. 7.875%, 04/01/13	1,293,000	1,411,354
Dominion Resources, Inc. 5.150%, 07/15/15	1,756,000	1,667,863
Pacific Gas & Electric Co. 4.800%, 03/01/14	397,000	375,202
5.800%, 03/01/37	540,000	503,696

		3,958,115

Office Electronics—0.1%
Xerox Corp. 5.500%, 05/15/12	820,000	805,912
6.400%, 03/15/16	440,000	442,713

		1,248,625

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—0.4%
Anadarko Petroleum Corp. 5.950%, 09/15/16	$780,000	$761,610
Ocean Energy, Inc. 7.250%, 10/01/11	2,215,000	2,331,350
Pemex Project Funding Master Trust 8.625%, 02/01/22	280,000	344,355
9.125%, 10/13/10	125,000	137,500
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.832%, 09/30/16	970,000	953,617
Valero Energy Corp. 6.875%, 04/15/12	2,023,000	2,118,546
Weatherford International, Inc. 6.350%, 06/15/17	480,000	486,335
XTO Energy, inc. 5.650%, 04/01/16	1,830,000	1,777,065

		8,910,378

Paper & Forest Products—0.0%
MeadWestvaco Corp. 6.800%, 11/15/32 (a)	607,000	553,927
6.850%, 04/01/12	35,000	36,087

		590,014

Pharmaceuticals—0.2%
Allergen, Inc. 5.750%, 04/01/16	1,430,000	1,422,105
Hospira, Inc. 5.550%, 03/30/12	530,000	525,384
6.050%, 03/30/17 (c)	1,847,000	1,818,794

		3,766,283

Real Estate Investment Trusts—0.5%
Boston Properties, Inc. 5.000%, 06/01/15	200,000	189,221
HRPT Properties Trust 6.250%, 08/15/16	1,776,000	1,786,656
Kimco Realty Corp. 5.783%, 03/15/16	1,040,000	1,026,974
Prologis 5.750%, 04/01/16	1,743,000	1,719,210
Simon Property Group, L.P. 5.100%, 06/15/15	2,102,000	1,998,056
5.875%, 03/01/17	1,328,000	1,320,641
Socgen Real Estate Co., LLC (144A) 7.640%, 12/29/49 (c)	1,555,000	1,562,548
Vornado Realty, L.P. 4.750%, 12/01/10	530,000	513,584

		10,116,890

Road & Rail—0.2%
Burlington Northern Santa Fe Corp. 5.650%, 05/01/17	2,130,000	2,074,954
CSX Corp. 6.750%, 03/15/11	574,000	593,245
7.900%, 05/01/17	1,120,000	1,247,012

Security Description	Face Amount	Value*

Road & Rail—(Continued)
Norfolk Southern Corp. 7.050%, 05/01/37	$360,000	$380,325
Union Pacific Corp. 6.125%, 01/15/12	400,000	405,205

		4,700,741

Specialty Retail—0.1%
Federated Retail Holdings, Inc. 5.350%, 03/15/12	480,000	471,573
Limited Brands, Inc. 5.250%, 11/01/14	1,727,000	1,606,381
The Home Depot, Inc. 5.400%, 03/01/16	1,269,000	1,189,551

		3,267,505

Thrifts & Mortgage Finance—0.1%
Countrywide Financial Corp. 6.250%, 05/15/16 (a)	1,648,000	1,618,504

U.S. Treasury—11.2%
U.S. Treasury Bonds 4.500%, 02/15/36 (a)	5,612,000	5,081,492
5.375%, 02/15/31 (a)	12,741,000	13,083,414
6.000%, 02/15/26 (a)	5,369,000	5,860,596
6.250%, 08/15/23 (a)	3,748,000	4,161,745
6.750%, 08/15/26 (a)	13,581,000	16,068,021
10.375%, 11/15/12 (a)	1,221,000	1,244,275
U.S. Treasury Inflation Indexed Notes (TII) 2.000%, 01/15/14	7,799,935	7,495,863
4.250%, 01/15/10 (a)	6,401,303	6,643,855
U.S. Treasury Notes 3.000%, 11/15/07 (a)	3,677,000	3,651,147
3.250%, 08/15/07 (a)	3,344,000	3,337,469
3.875%, 02/15/13 (a)	1,294,000	1,228,997
4.000%, 06/15/09 (a)	203,000	199,685
4.000%, 11/15/12 (a)	3,625,000	3,475,186
4.250%, 08/15/13 (a)	21,059,000	20,333,454
4.500%, 03/31/09 (a)	3,276,000	3,252,197
4.750%, 11/15/08 (a)	10,722,000	10,687,657
4.875%, 08/15/09 (a)	26,884,000	26,865,101
5.125%, 06/30/11 (a) (c)	3,496,000	3,522,493
5.500%, 02/15/08	753,000	755,177
5.625%, 05/15/08 (a)	50,385,655	53,770,515
6.500%, 02/15/10 (a)	31,404,000	32,618,456

		223,336,795

Wireless Telecommunication Services—0.2%
Cingular Wireless, LLC (144A) 6.500%, 12/15/11	900,000	930,730
France Telecom S.A. 7.750%, 03/01/11 (c)	346,000	369,658
Nextel Communications, Inc. 5.950%, 03/15/14	1,915,000	1,823,947
Telefonica Emisiones, S.A.U. 7.045%, 06/20/36	1,120,000	1,159,846

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Wireless Telecommunication Services—(Continued)
Telefonica Europe 7.750%, 09/15/10	$650,000	$689,054

		4,973,235

Yankee—0.3%
Atlas Copco AB 5.600%, 05/22/17	1,580,000	1,539,588
BNP Paribas (144A) 7.195%, 12/31/49 (c)	1,300,000	1,314,735
Consumers International, Inc. 10.250%, 04/01/49 (d) (e) (f)	50,000	0
Nexen, Inc. 5.875%, 03/10/35	1,550,000	1,391,012
Norsk Hydro A/S 7.750%, 06/15/23	100,000	117,423
Vodafone Group, Plc. 5.625%, 02/27/17	1,961,000	1,875,093

		6,237,851

Total Fixed Income (Identified Cost $816,596,313)		796,361,921

Short Term Investments—1.2%
Security Description	Face Amount	Value*

Commercial Paper—1.2%
Ciesco, Inc. 5.370%, 07/02/07	$24,254,000	$24,250,382

Total Short Term Investments (Identified Cost $24,250,382)		24,250,382

Total Investments—99.8% (Identified Cost $1,830,606,148) (h)		1,993,110,976
Other assets less liabilities		4,072,514

Total Net Assets—100%		$1,997,183,490

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $334,761,416 and the collateral received consisted of cash in the amount of $301,456,246 and securities with a market value of $40,340,513.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2007.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Zero Valued Security.
(f)	Non-Income Producing; Defaulted Bond.
(g)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(h)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $1,830,606,148 and the composition of unrealized appreciation and depreciation of investment securities was $200,923,563 and $(38,418,735), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2007, the market value of 144A securities was $25,569,002, which is 1.3% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(RDU)—	Restricted Depository Unit. Each restricted depositary unit represents the right to receive one common unit that has been deposited with the depositary bank, and any other securities, cash or property that the depositary bank receives in respect of the common unit.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$1,993,110,976
Cash		211
Collateral for securities loaned		341,796,759
Receivable for:
Securities sold		12,173,463
Fund shares sold		882,023
Accrued interest and dividends		9,495,814
Foreign taxes		55,834

Total Assets		2,357,515,080
Liabilities
Payable for:
Fund shares redeemed	$2,151,953
Securities purchased	14,825,328
Withholding taxes	2,550
Return of collateral for securities loaned	341,796,759
Accrued expenses:
Management fees	867,882
Service and distribution fees	289,452
Deferred directors’ fees	60,963
Other expenses	336,703

Total Liabilities		360,331,590

Net Assets		$1,997,183,490

Net assets consists of:
Capital paid in		$1,747,006,497
Undistributed net investment income		26,281,148
Accumulated net realized gains		61,391,124
Unrealized appreciation on investments and foreign currency		162,504,721

Net Assets		$1,997,183,490

Computation of offering price:
Class A
Net asset value and redemption price per share ($283,847,333 divided by 1,809,171 shares outstanding)		$156.89

Class B
Net asset value and redemption price per share ($227,374,855 divided by 1,461,389 shares outstanding)		$155.59

Class E
Net asset value and redemption price per share ($85,700,760 divided by 548,185 shares outstanding)		$156.34

Class F
Net asset value and redemption price per share ($1,400,260,542 divided by 8,977,784 shares outstanding)		$155.97

Identified cost of investments		$1,830,606,148

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$12,034,056	(a)
Interest		21,728,092	(b)

		33,762,148
Expenses
Management fees	$5,195,623
Service and distribution fees—Class B	272,124
Service and distribution fees—Class E	63,941
Service and distribution fees—Class F	1,396,001
Directors’ fees and expenses	14,439
Custodian	149,134
Audit and tax services	15,859
Legal	10,110
Printing	232,780
Insurance	11,247
Miscellaneous	16,308

Total expenses	7,377,566
Expense reductions	(53,125)	7,324,441

Net Investment Income		26,437,707

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	87,050,290
Foreign currency transactions—net	(4,094)	87,046,196

Unrealized appreciation (depreciation) on:
Investments—net	553,776
Foreign currency transactions—net	(716)	553,060

Net gain		87,599,256

Net Increase in Net Assets From Operations		$114,036,963

(a)	Net of foreign taxes of $150,609.
(b)	Includes income on securities loaned of $184,633.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$26,437,707	$38,340,404
Net realized gain	87,046,196	77,104,353
Unrealized appreciation	553,060	51,628,241

Increase in net assets from operations	114,036,963	167,072,998

From Distributions to Shareholders
Net investment income
Class A	(6,077,127)	(9,353,948)
Class B	(4,271,221)	(5,663,220)
Class E	(1,741,399)	(3,000,726)
Class F	(27,365,987)	0

	(39,455,734)	(18,017,894)

Net realized gain
Class A	(9,194,580)	(5,851,759)
Class B	(7,330,189)	(3,895,024)
Class E	(2,813,723)	(1,986,975)
Class F	(46,173,029)	0

	(65,511,521)	(11,733,758)

Total distributions	(104,967,255)	(29,751,652)

Increase in net assets from capital share transactions	14,122,499	1,325,851,593

Total increase in net assets	23,192,207	1,463,172,939

Net Assets
Beginning of the period	1,973,991,283	510,818,344

End of the period	$1,997,183,490	$1,973,991,283

Undistributed Net Investment Income
End of the period	$26,281,148	$39,299,175

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	157,622	$24,888,460	350,649	$51,588,250
Reinvestments	98,527	15,271,707	105,911	15,205,707
Redemptions	(234,712)	(37,113,524)	(436,903)	(64,820,987)

Net increase	21,437	$3,046,643	19,657	$1,972,970

Class B
Sales	253,979	$40,051,054	448,718	$65,767,442
Reinvestments	75,442	11,601,410	67,075	9,558,244
Redemptions	(226,144)	(35,628,652)	(239,167)	(35,203,038)

Net increase	103,277	$16,023,812	276,626	$40,122,648

Class E
Sales	115,124	$18,278,121	106,458	$15,712,560
Reinvestments	29,485	4,555,122	34,840	4,987,701
Redemptions	(143,996)	(22,857,362)	(208,798)	(30,778,276)

Net increase (decrease)	613	$(24,119)	(67,500)	$(10,078,015)

Class F*
Sales	280,323	$44,120,414	1,418,148	$206,416,218
Shares issued through acquisition	0	0	8,939,065	1,285,437,558
Reinvestments	477,092	73,539,016	0	0
Redemptions	(779,358)	(122,583,267)	(1,357,486)	(198,019,786)

Net increase (decrease)	(21,943)	$(4,923,837)	8,999,727	$1,293,833,990

Increase derived from capital share transactions		$14,122,499		$1,325,851,593

*	Commencement of operations was May 2, 2006 for Class F.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$156.45		$147.99	$147.96	$138.13	$119.83	$141.92

Income From Investment Operations
Net investment income	4.51	(e)	4.32	3.84	3.60	3.30	3.89
Net realized and unrealized gain (loss) of investments	4.74	(e)	13.06	0.46	11.53	16.79	(10.18)

Total from investment operations	9.25		17.38	4.30	15.13	20.09	(6.29)

Less Distributions
Distributions from net investment income	(3.51)		(5.49)	(2.61)	(4.52)	(1.79)	(4.47)
Distributions from net realized capital gains	(5.30)		(3.43)	(1.66)	(0.78)	0.00	(11.33)

Total distributions	(8.81)		(8.92)	(4.27)	(5.30)	(1.79)	(15.80)

Net Asset Value, End of Period	$156.89		$156.45	$147.99	$147.96	$138.13	$119.83

Total Return (%)	6.0	(b)	12.2	3.1	11.3	17.0	(5.4)
Ratio of operating expenses to average net assets before expense reductions (%)	0.57	(c)	0.59	0.66	0.64	0.69	0.66
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.57	(c)	0.58	0.65	0.63	0.69	N/A
Ratio of net investment income to average net assets (%)	2.85	(c)	2.74	2.53	2.60	2.55	2.98
Portfolio turnover rate (%)	52	(c)	55	47	89	62	91
Net assets, end of period (000)	$283,847		$279,698	$261,653	$268,870	$148,601	$133,092

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$155.02		$146.58	$146.59	$136.93	$119.01	$129.24

Income From Investment Operations
Net investment income	4.07	(e)	3.71	2.75	3.64	2.53	0.99
Net realized and unrealized gain (loss) of investments	4.89	(e)	13.15	1.16	11.01	17.11	(11.22)

Total from investment operations	8.96		16.86	3.91	14.65	19.64	(10.23)

Less Distributions
Distributions from net investment income	(3.09)		(4.99)	(2.26)	(4.21)	(1.72)	0.00
Distributions from net realized capital gains	(5.30)		(3.43)	(1.66)	(0.78)	0.00	0.00

Total distributions	(8.39)		(8.42)	(3.92)	(4.99)	(1.72)	0.00

Net Asset Value, End of Period	$155.59		$155.02	$146.58	$146.59	$136.93	$119.01

Total Return (%)	5.8	(b)	11.9	2.9	11.0	16.7	(7.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	(c)	0.84	0.91	0.89	0.94	0.91	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.82	(c)	0.83	0.90	0.88	0.94	N/A
Ratio of net investment income to average net assets (%)	2.60	(c)	2.50	2.29	2.39	2.30	2.75	(c)
Portfolio turnover rate (%)	52	(c)	55	47	89	62	91
Net assets, end of period (000)	$227,375		$210,529	$158,528	$103,373	$29,582	$7,168

(a)	Commencement of operations was May 1, 2002 for Class B; April 26, 2004 for Class E; and May 2, 2006 for Class F.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004(a)
Net Asset Value, Beginning of Period	$155.83		$147.36	$147.29	$135.61

Income From Investment Operations
Net investment income	4.25	(e)	4.27	3.46	2.33
Net realized and unrealized gain on investments	4.84	(e)	12.81	0.60	9.35

Total from investment operations	9.09		17.08	4.06	11.68

Less Distributions
Distributions from net investment income	(3.28)		(5.18)	(2.33)	0.00
Distributions from net realized capital gains	(5.30)		(3.43)	(1.66)	0.00

Total distributions	(8.58)		(8.61)	(3.99)	0.00

Net Asset Value, End of Period	$156.34		$155.83	$147.36	$147.29

Total Return (%)	5.9	(b)	12.0	3.0	8.6	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.72	(c)	0.74	0.81	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.72	(c)	0.73	0.80	0.78	(c)
Ratio of net investment income to average net assets (%)	2.70	(c)	2.57	2.38	2.57	(c)
Portfolio turnover rate (%)	52	(c)	55	47	89
Net assets, end of period (000)	$85,701		$85,327	$90,637	$89,519

	Class F
	Six months ended June 30, 2007		Year ended December 31, 2006(a)
Net Asset Value, Beginning of Period	$155.39		$143.80

Income From Investment Operations
Net investment income	4.16	(e)	2.69
Net realized and unrealized gain on investments	4.86	(e)	8.90

Total from investment operations	9.02		11.59

Less Distributions
Distributions from net investment income	(3.14)		0.00
Distributions from net realized capital gains	(5.30)		0.00

Total distributions	(8.44)		0.00

Net Asset Value, End of Period	$155.97		$155.39

Total Return (%)	5.9	(b)	8.1	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.77	(c)	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.77	(c)	0.78	(c)
Ratio of net investment income to average net assets (%)	2.65	(c)	2.67	(c)
Portfolio turnover rate (%)	52	(c)	55
Net assets, end of period (000)	$1,400,261		$1,398,437

(a)	Commencement of operations was May 1, 2002 for Class B; April 26, 2004 for Class E; and May 2, 2006 for Class F.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MFS Total Return Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class F. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class F shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-20

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the

MSF-21

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment

MSF-22

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/10	Expiring 12/31/09	Total
$5,467,027	$11,678,709	$17,145,736

The utilization of the capital loss carryforward acquired as part of a merger may be limited under Section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$18,017,894	$8,159,735	$11,733,758	$5,478,406	$—	$—	$29,751,652	$13,638,141

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$39,339,871	$65,428,767	$153,525,079	$(17,145,736)	$241,147,981

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$115,765,309	$396,555,083	$79,852,636	$460,054,417

MSF-23

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MFS Total Return	$5,195,623	0.600%	Of the first $250 million
		0.550%	Of the next $500 million
		0.500%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated to provide subadvisory services for the MFS Total Return Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and F shares. Under the Distribution Plans, the Class B, E and F shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B, E and F shares. The fees under the Distribution Plans for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares, 0.15% per year for the Class E shares and 0.20% per year for the Class F shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American

MSF-24

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc. Morgan Stanley EAFE Index Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned 10.4%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned 10.7%. Dividend income accounted for 1.7% of the mid-year total return of the Index.

On April 30, 2007, the subadviser of the Portfolio changed from Metropolitan Life Insurance Company to MetLife Investment Advisors Company, LLC.

PORTFOLIO REVIEW

The MSCI EAFE Index began the year with a strong start before a sell-off in the market at the end of February and early March. From February 26 through March 5, the MSCI EAFE Index declined almost 7%. The sell-off was driven primarily by the precipitous drop in the Asian emerging markets. Subsequently, the Index returned almost 13% from its low on March 5 to the end of June while reaching an all-time closing high on June 4. This rally was largely attributable to unchanged economic fundamentals and the relatively quick recovery and continued rise in the emerging markets suggesting the sell-off earlier in the period was only a temporary pull-back. The weakening U.S. Dollar positively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 1.3%. The price of oil fell to $50 per barrel in January before rising to approximately $71 per barrel at the end of the first half, up approximately 16% from year-end. Concerns emanating from weaknesses in refinery utilization and global geopolitical unrest contributed to supply concerns, increasing oil prices over the period. Some of the factors driving the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings and unemployment rates.

For the first half of the year, all twenty-one countries represented in the Index experienced positive returns. The United Kingdom, which is the largest weight in the Index with a beginning-of-year weight of 23.7%, had the largest positive contribution to the Index performance, up 11.0%. The three countries with the largest positive returns were Finland (1.4% beginning weight), up 28.8%, Germany (7.4% beginning weight), up 24.8%, and Portugal (0.3% beginning weight), up 23.7%. The next best performing countries were Norway, Singapore and Australia, up 23.7%, 22.1% and 21.4%, respectively. Japan, the second largest weight in the Index with a beginning weight of 22.6%, was the weakest performing country, returning only 3.0% for the six months ended June 2007.

The stocks with the largest positive impact on the benchmark return for the first half of the year were BHP Billiton Limited, up 50.3%; Siemens, up 47.9%; and Vodafone, up 25.0%. The stocks with the largest negative impact were Mitsubishi UFJ Financial Group, down 10.3%; Sanofi-Aventis, down 9.7%; and Toyota Motor Corp., down 4.6%.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-2

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

Average Annual Returns as of June 30, 2007

	Morgan Stanley EAFE Index Portfolio			MSCI EAFE Index
	Class A	Class B	Class E
6 Months	10.4%	10.2%	10.3%	10.7%
1 Year	26.2	25.8	26.0	27.0
5 Years	17.1	16.7	16.9	17.7
Since Inception	8.0	8.1	9.9	8.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
iShares MSCI EAFE Index Fund	3.7%
BP, Plc.	1.6%
HSBC Holdings, Plc.	1.5%
Vodafone Group, Plc.	1.2%
Total S.A.	1.2%
Toyota Motor Corp.	1.2%
GlaxoSmithKline, Plc.	1.1%
Nestle S.A.	1.1%
Royal Dutch Shell, Plc. (Class A)	1.1%
Novartis AG	0.9%

Top Countries

% of Total Net Assets
United Kingdom	22.3%
Japan	20.4%
France	9.5%
Germany	8.1%
Switzerland	6.3%
Australia	5.9%
Spain	3.9%
Netherlands	3.7%
United States	3.7%
Italy	3.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Morgan Stanley EAFE Index—Class A(a)	Actual	0.40%	$1,000.00	$1,103.70	$2.09
	Hypothetical	0.40%	$1,000.00	$1,022.78	$2.01

Morgan Stanley EAFE Index—Class B(a)	Actual	0.65%	$1,000.00	$1,101.90	$3.39
	Hypothetical	0.65%	$1,000.00	$1,021.53	$3.26

Morgan Stanley EAFE Index—Class E(a)	Actual	0.55%	$1,000.00	$1,102.60	$2.87
	Hypothetical	0.55%	$1,000.00	$1,022.03	$2.76

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—98.5% of Total Net Assets

Security Description	Shares	Value*

Australia—5.6%
AGL Energy, Ltd.	21,537	$276,493
Alinta, Ltd. (a)	24,252	313,016
Alumina, Ltd.	61,038	404,651
Amcor, Ltd.	44,742	282,926
AMP, Ltd.	94,801	813,532
Ansell, Ltd.	1	10
Aristocrat Leisure, Ltd. (a)	18,360	223,166
Asciano Group (a) (b)	25,955	223,065
Australia & New Zealand Banking Group, Ltd.	90,993	2,232,505
Australian Stock Exchange, Ltd.	8,754	360,347
AXA Asia Pacific Holdings, Ltd.	39,352	247,260
Babcock & Brown, Ltd. (a)	10,975	297,365
BHP Billiton, Ltd. (a)	176,119	5,260,390
Billabong International, Ltd. (a)	9,132	138,373
BlueScope Steel, Ltd.	43,053	376,682
Boral, Ltd.	26,326	194,651
Brambles Ltd.	82,320	848,544
Caltex Australia	6,631	133,095
Coca-Cola Amatil, Ltd.	24,265	196,252
Cochlear, Ltd.	2,300	118,485
Coles Myer, Ltd.	61,070	832,570
Commonwealth Bank of Australia	63,177	2,955,017
Computershare, Ltd.	23,234	221,612
CSL, Ltd.	10,174	756,752
CSR, Ltd. (a)	61,958	182,400
DB RREEF Trust (REIT) (a)	161,255	268,257
Fortescue Metals Group, Ltd. (a) (b)	6,468	185,176
Foster’s Group, Ltd.	107,719	582,805
Futuris Corp., Ltd.	1	2
Harvey Norman Holdings, Ltd. (a)	29,957	134,351
Insurance Australia Group, Ltd. (a)	87,581	421,162
John Fairfax Holdings, Ltd.	66,170	263,707
Leighton Holdings, Ltd. (a)	7,660	266,548
Lend Lease Corp., Ltd.	22,233	349,024
Macquarie Airports	38,847	132,794
Macquarie Bank, Ltd. (a)	12,234	881,384
Macquarie Goodman Co. (REIT) (a)	73,134	415,562
Mayne Group, Ltd.	36,504	126,280
Mirvac Group (REIT) (a)	60,184	289,271
Multiplex Group	35,637	148,219
National Australia Bank, Ltd.	81,241	2,820,129
Newcrest Mining, Ltd.	16,271	314,010
OneSteel (a)	32,429	176,081
Orica, Ltd.	16,819	425,270
Origin Energy, Ltd.	40,383	340,371
Paladin Resources Ltd. (a)	23,368	162,042
Perpetual Trustees Australia, Ltd.	1,660	110,034
Publishing & Broadcasting, Ltd.	23,064	382,578
Qantas Airways	66,091	313,664
QBE Insurance Group, Ltd.	41,863	1,103,732
Rio Tinto, Ltd. (a)	14,364	1,197,302
Santos, Ltd.	26,929	318,227
Sonic Healthcare, Ltd.	11,475	146,264
Suncorp-Metway, Ltd.	46,475	793,129
TABCORP Holdings, Ltd. (a)	30,674	445,213
Tattersall’s, Ltd.	59,750	237,354

Security Description	Shares	Value*

Australia—(Continued)
Telstra Corp., Ltd. (a)	143,155	$556,281
Telstra Corp., Ltd. (ADR) (a)	81,385	214,565
Toll Holdings, Ltd. (a)	25,955	316,890
Transurban Group (a)	53,717	364,154
Wesfarmers, Ltd. (a)	19,856	766,831
Westfield Group (REIT) (a)	80,584	1,359,247
Westpac Banking Corp.	92,963	2,022,709
Woodside Petroleum, Ltd.	22,246	858,766
Woolworths, Ltd.	62,054	1,420,743
WorleyParsoms, Ltd.	8,324	239,093
Zinifex, Ltd.	24,347	385,638

		40,144,018

Austria—0.6%
Andritz AG	2,136	140,561
Erste Bank der oesterreichischen Sparkassen AG	9,698	755,482
Immoeast Immoble	14,226	200,717
IMMOFINANZ Immobilien Anlagen AG	21,646	315,127
Meinl European Land	17,468	499,741
OMV AG	8,768	583,841
Raiffenis International Bank-Holdings AG (a)	1,705	269,389
Telekom Austria AG	18,234	454,077
Verbund-Oesterreichische Elektrizitaetswirtschafts AG (Class A)	3,640	185,648
Voestalpine AG	5,741	480,350
Wiener Stadtische Allgemeine Versicherung AG	1,576	112,003
Wienerberger AG	3,825	281,464

		4,278,400

Belgium—0.8%
AGFA-Gevaert NV (a)	7,743	199,493
Belgacom S.A.	8,360	369,337
Colruyt S.A.	850	176,769
Delhaize Group, Plc.	4,689	458,869
Dexia S.A.	29,414	916,742
Fortis Banque S.A. (c) (d)	5	0
Groupe Bruxelles Lambert S.A.	3,574	443,837
InBev NV	9,868	779,731
KBC Bancassurance Holding NV	8,970	1,200,453
Mobistar S.A.	2,284	194,055
Solvay S.A. (a)	3,422	536,963
UCB S.A. (a)	5,317	313,705
Umicore S.A.	1,391	300,452

		5,890,406

Bermuda—0.2%
Esprit Holdings, Ltd. (HKD)	58,000	738,515
Frontline, Ltd. (NOK)	3,050	139,776
Kerry Properties, Ltd. (HKD) (a)	28,500	179,306
Li & Fung, Ltd. (HKD)	116,800	423,246
Shangri-La Asia, Ltd. (HKD)	78,000	188,126
Ship Finance International, Ltd. (a)	134	3,977

		1,672,946

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Cayman Islands—0.1%
Foxconn International Holdings, Ltd. (HKD) (a)	110,000	$313,845
Hutchison Tellecommunications (HKD)	118,000	152,056
Kingboard Chemical (HKD)	35,000	160,859
Tencent Holdings, Ltd. (HKD)	53,000	212,796

		839,556

Denmark—0.8%
AP Moller-Maersk A/S	56	672,320
Carlsberg A/S (Class B)	1,550	187,083
Coloplast (a)	1,600	129,495
Danisco A/S (a)	2,600	193,665
Danske Bank A/S	23,800	973,336
DSV A/S (a)	11,000	214,258
FLSmidth & Co. A/S	2,500	195,752
GN Store Nord A/S (a)	13,000	152,646
Jyske Bank A/S	3,125	224,178
NKT Holding A/S	1,350	133,402
Novo Nordisk A/S	12,375	1,344,877
Novozymes A/S (Series B)	2,515	290,917
Sydbank A/S	3,650	173,909
Topdanmark A/S	900	153,213
Trygvesta A/S (a)	1,600	125,098
Vestas Wind Systems A/S	9,300	607,823
William Demant Holding	1,600	157,568

		5,929,540

Finland—1.6%
Cargotec Corp. (a)	2,485	152,510
Elisa Oyj	6,386	173,771
Fortum Oyj (a)	21,596	673,017
Kesko Oyj (a)	3,500	231,881
Kone Oyj (a)	3,800	238,888
Konecranes Oyj	3,325	138,501
Metso Oyj	6,432	376,911
Neste Oil Oyj	8,524	333,239
Nokia Oyj	201,907	5,663,935
Nokian Renkaat Oyj (a)	6,450	225,197
Outokumpu Oyj	5,000	168,070
Rautaruukki Oyj	4,200	267,925
Sampo Oyj	21,590	619,321
Sanoma-WSOY Oyj	4,523	142,863
Stora Enso Oyj (a)	31,700	593,248
Tietoenator Oyj	4,805	154,504
UPM-Kymmene Oyj (a)	28,000	689,659
Uponor Oyj	3,057	118,316
Wartsila Oyj	3,251	213,221
YIT Corp. (a)	7,421	232,485

		11,407,462

France—9.5%
Accor S.A.	9,450	833,391
Aeroports de Paris (a)	1,729	199,771
Air France S.A.	6,036	280,279
Air Liquide (a)	11,636	1,523,690
Alcatel S.A. (a)	114,484	1,593,836

Security Description	Shares	Value*

France—(Continued)
Alstom (a)	5,547	$921,630
Atos Origin S.A.	2,917	181,699
Autoroutes Paris (a)	1,135	115,167
AXA S.A.	77,773	3,330,144
BNP Paribas S.A. (a)	41,593	4,944,499
Bouygues S.A. (a)	10,633	887,784
Business Objects S.A.	4,284	166,819
Cap Gemini S.A.	7,461	544,471
Carrefour S.A. (a)	29,956	2,096,704
Casino Guichard-Perrachon S.A. (a)	2,418	243,667
CNP Assurances S.A. (a)	2,058	262,316
Compagnie de Saint-Gobain S.A. (a)	16,440	1,836,087
Compagnie Générale des Etablissements Michelin (Class B) (a)	7,387	1,030,003
Credit Agricole S.A. (a)	31,945	1,292,959
Dassault Systemes S.A. (a)	3,191	200,319
Essilor International S.A.	4,786	568,823
European Aeronautic Defense & Space Co. (a)	14,622	472,627
France Telecom S.A. (a)	84,227	2,308,056
Gaz de France (a)	10,799	542,989
Gecina S.A. (a)	619	103,245
Groupe Danone	21,948	1,767,626
Hermes International S.C.A. (a)	3,450	390,065
Icade (b)	1,641	125,966
Imerys S.A. (a)	2,027	205,138
Klepierre S.A. (REIT)	1,152	194,058
L’Oreal S.A.	12,416	1,464,308
Lafarge S.A. (a)	7,332	1,331,260
Lagardere S.C.A. (a)	5,410	469,138
LVMH Moet Hennessy Louis Vuitton S.A.	12,146	1,396,869
Metropole Television (M6) (a)	2,973	96,591
Neopost S.A. (a)	1,324	193,215
Pagesjaunes Groupe	5,214	109,456
Pernod-Ricard S.A. (a)	4,384	967,828
Peugoet S.A. (a)	8,150	653,781
Pinault-Printemps-Redoute S.A. (a)	3,824	665,622
Publicis Groupe (a)	6,168	269,416
Renault S.A.	9,049	1,447,660
Sagem S.A.	6,773	172,752
Sanofi-Aventis (a)	50,510	4,069,879
Schneider Electric S.A.	10,989	1,535,523
Scor S.A. (a)	4,981	134,908
Societe Television Francaise 1 S.A. (a)	7,197	248,432
Société Générale	18,290	3,372,528
Sodexho Alliance S.A. (a)	5,334	380,902
STMicroelectronics NV	34,985	674,971
Suez S.A. (a)	51,477	2,934,319
Suez S.A. (VVPR Strip) (b)	4,872	66
Technip S.A.	4,866	400,648
Thales S.A. (a)	3,998	243,541
Thomson S.A. (a)	10,757	201,686
Total S.A. (a)	106,731	8,645,491
Unibail S.A. (REIT)	2,207	562,489
Valeo S.A.	2,738	146,253
Vallourec S.A. (a)	2,368	755,149
Veolia Environnement S.A. (a)	15,278	1,191,541

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
Vinci S.A. (a)	19,747	$1,469,670
Vivendi Universal S.A.	58,126	2,493,972
Zodiac S.A. (a)	2,789	213,576

		68,077,268

Germany—7.8%
Adidas-Salomon AG	9,744	614,537
Allianz AG	22,451	5,249,767
BASF AG	24,548	3,216,367
Bayer AG	36,223	2,738,275
Beiersdorf AG	4,361	309,344
Bilfinger & Berger Bau AG	1,747	153,815
Celesio AG	4,136	267,126
Commerzbank AG	30,483	1,457,983
Continental AG	6,565	924,075
DaimlerChrysler AG	45,972	4,235,508
Depfa Bank, Plc.	18,884	333,640
Deutche Postbank AG	3,994	350,535
Deutsche Bank AG	25,809	3,747,882
Deutsche Boerse AG	10,180	1,150,952
Deutsche Lufthansa AG	13,506	378,111
Deutsche Post AG	37,711	1,222,632
Deutsche Post AG (London Traded Shares)	2,992	95,893
Deutsche Telekom AG	144,321	2,663,729
E.ON AG	30,901	5,181,156
Fresenius Medical Care AG	10,740	494,665
Heidelberger Druckmaschinen AG	2,301	111,029
Hochtief AG	2,617	284,448
Hypo Real Estate Holding AG	6,570	424,659
Infineon Technologies AG (b)	38,071	631,963
IVG Immobilen AG	5,728	222,322
KarstadtQuele AG	3,229	109,166
Linde AG	5,911	711,581
MAN AG	5,650	811,932
Merck KGaA	3,266	448,285
Metro AG	7,842	650,356
Münchener Rückversicherungs-Gesellschaft AG	10,849	1,986,191
Puma AG	744	331,298
Qiagen NV (a)	10,235	182,775
Rheinmetall AG	1,694	156,673
RWE AG	21,899	2,333,323
Salzgitter AG	1,910	366,867
SAP AG	43,813	2,246,188
Siemens AG	42,223	6,061,502
SolarWorld AG (a)	3,656	168,470
ThyssenKrupp AG	17,414	1,035,523
TUI AG	10,215	282,302
Volkswagen AG (a)	8,291	1,320,816
Wincor Nixdorf AG	1,460	135,032

		55,798,693

Greece—0.7%
Alpha Bank A.E.	19,896	625,485
Coca-Cola Hellenic Bottling Co. S.A.	7,496	344,097
COSMOTE Mobile Telecommunications S.A.	9,090	280,096
EFG Eurobank Ergasias S.A.	15,192	496,106

Security Description	Shares	Value*

Greece—(Continued)
Hellenic Telecommunications Organization S.A.	15,910	$491,553
National Bank of Greece S.A.	20,709	1,183,815
OPAP S.A.	11,820	416,883
Piraeus Bank S.A.	13,816	504,458
Public Power Corp.	8,410	236,465
Titan Cement Co. S.A.	3,060	176,779

		4,755,737

Hong Kong—1.3%
Bank of East Asia, Ltd.	79,200	443,835
BOC Hong Kong Holdings, Ltd.	198,500	469,249
Cathay Pacific Airways, Ltd.	68,000	168,972
Cheung Kong Holdings, Ltd.	78,000	1,022,844
CLP Holdings, Ltd.	71,100	477,870
Hang Lung Properties, Ltd.	125,000	429,906
Hang Seng Bank, Ltd. (a)	37,200	502,533
Henderson Land Development Co.	49,000	333,826
Hong Kong & China Gas Co., Ltd. (a)	201,350	424,406
Hong Kong Exchanges & Clearing, Ltd.	56,000	792,450
Hong Kong Electric Holdings	72,500	366,330
Hopewell Holdings, Ltd.	39,000	158,933
Hutchison Whampoa, Ltd.	110,000	1,092,714
MTR Corp.	84,000	199,668
New World Development Co., Ltd.	136,000	340,357
PCCW, Ltd. (a)	249,340	152,958
Sino Land Co.	80,000	166,611
Sun Hung Kai Properties, Ltd.	71,000	855,609
Swire Pacific, Ltd.	45,500	510,120
The Link (REIT)	115,641	255,936
The Wharf Holdings, Ltd.	59,000	236,171

		9,401,298

Ireland—0.7%
Allied Irish Banks, Plc.	43,155	1,170,625
Bank of Ireland	50,304	1,017,171
C & C Group, Plc.	20,000	267,694
CRH, Plc.	27,076	1,333,312
DCC, Plc.	5,274	177,495
Elan Corp., Plc.	25,659	559,809
Iaws Group A	6,723	140,524
Independent News & Media, Plc.	29,543	149,364
Kerry Group, Plc.	6,210	172,994
Kingspan Group	6,586	183,776

		5,172,764

Italy—3.6%
Alleanza Assicurazioni S.p.A. (a)	19,805	257,887
Assicuraziono Generali S.p.A. (a)	52,798	2,109,406
Autostrade S.p.A.	13,205	437,985
Banca Intesa S.p.A. (a)	382,106	2,835,559
Banca Intesa S.p.A.- RNC	44,617	310,805
Banca Monte dei Paschi di Siena S.p.A. (a)	59,270	399,442
Banca Popolare di Milano S.p.A.	21,594	328,193
Banche Popolari Unite SCPA	29,105	737,090
Banco Popolare di Verona e Novara Scrl (a)	18,247	522,723

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Bulgari S.p.A.	7,846	$125,563
Capitalia S.p.A. (a)	81,150	802,498
Enel S.p.A. (a)	213,111	2,290,491
Eni S.p.A. (a)	130,676	4,726,482
FIAT S.p.A. (a)	35,347	1,049,248
Finmeccanica S.p.A. (a)	16,570	506,983
Fondiaria-Sai S.p.A.	3,566	171,876
Italcementi S.p.A.	3,756	115,635
Lottomatica S.p.A. (a) (b)	2,921	115,939
Luxottica Group S.p.A. (a)	7,313	283,461
Mediaset S.p.A.	34,780	358,103
Mediobanca S.p.A. (a)	23,327	528,382
Mediolanum S.p.A. (a)	13,822	114,575
Parmalat S.p.A. (b)	78,406	330,755
Pirelli & Co. S.p.A.	207,019	245,956
Seat Pagine Gialle S.p.A. (a)	174,380	104,386
Snam Rete Gas S.p.A. (a)	58,787	346,743
T.E.R.N.A (a)	52,360	180,505
Telecom Italia S.p.A.	531,381	1,455,571
Telecom Italia S.p.A.-RNC	279,541	618,330
UniCredito Italiano S.p.A. (a)	387,544	3,445,072

		25,855,644

Japan—20.4%
Acom Co., Ltd. (a)	5,760	206,036
Advantest Corp. (a)	9,200	400,489
AEON Co., Ltd.	31,600	584,505
Aiful Corp. (a)	3,750	107,361
Aisin Seiki Co., Ltd.	11,500	420,481
Ajinomoto Co., Inc. (a)	36,000	413,918
All Nippon Airways Co., Ltd.	32,000	121,287
Amada Co., Ltd.	21,000	261,763
Asahi Breweries, Ltd.	21,800	336,791
Asahi Glass Co., Ltd. (a)	47,000	631,343
Asahi Kasei Corp.	62,000	405,581
Astellas Pharma, Inc.	26,200	1,136,347
Bank of Kyoto (a)	17,000	202,728
Benesse Corp.	3,900	112,626
Bridgestone Corp. (a)	30,000	641,352
Canon, Inc.	54,300	3,176,965
Casio Computer Co., Ltd. (a)	14,200	220,959
Central Japan Railway Co.	77	808,136
Chiyoda Corp. (a)	7,000	132,637
Chubu Electric Power Co., Inc.	34,300	907,688
Chugai Pharmaceutical Co., Ltd. (a)	17,500	313,525
Citizen Watch Co., Ltd. (a)	21,100	189,370
Credit Saison Co., Ltd.	8,200	210,959
CSK Corp.	4,000	140,209
Dai Nippon Printing Co., Ltd	31,000	461,239
Daiichi Sankyo	34,700	919,296
Daikin Industries, Ltd. (a)	13,100	474,977
Daimaru, Inc. (a)	11,000	130,763
Dainippon Ink & Chemicals, Inc.	41,000	157,903
Daito Trust Construction Co., Ltd.	5,000	237,185
Daiwa House Industry Co., Ltd.	31,000	440,782
Daiwa Securities Group, Inc.	68,000	719,935

Security Description	Shares	Value*

Japan—(Continued)
Denki Kagaku Kogyo K.K.	30,000	$134,308
Denso Corp.	26,100	1,017,810
Dentsu, Inc. (a)	111	313,507
Dowa Holdings Co., Ltd.	16,000	169,153
East Japan Railway Co.	174	1,334,884
Eisai Co., Ltd.	13,000	565,975
Electric Power Development Co., Ltd. (a)	9,500	375,397
Elpida Memory, Inc. (a)	4,900	214,940
Fanuc, Ltd.	9,800	1,006,600
Fast Retailing Co., Ltd. (a)	3,500	248,077
Fuji Electric Holdings Co., Ltd.	41,000	207,723
Fuji Photo Film Co., Ltd.	24,000	1,070,113
Fujikura, Ltd.	22,000	163,213
Fujitsu, Ltd.	103,000	756,388
Fukuoka Financial Group, Inc.	30,000	197,308
Hankyu Hanshin Holdings, Inc. (a)	60,000	315,641
Haseko Corp. (a)	52,000	153,537
Hirose Electric Co., Ltd. (a)	1,700	222,614
Hitachi Chemical Co., Ltd.	7,900	177,853
Hitachi Construction Machinary, Ltd.	5,000	172,963
Hitachi, Ltd.	168,000	1,184,389
Hokkaido Electric Power Co., Inc.	10,800	233,791
Hokugin Financial Group, Inc.	60,000	193,707
Honda Motor Co., Ltd. (a)	77,200	2,804,771
Hoya Corp.	20,400	673,154
Ibiden Co., Ltd. (a)	7,700	494,324
Idemitsu Kosan Co., Ltd. (a)	1,200	133,986
Inpex Holdings, Inc.	51	473,887
Isetan Co., Ltd. (a)	10,300	168,497
Ishikawajima-Harima Heavy Industries Co., Ltd. (a)	61,000	222,033
Itochu Corp.	74,000	851,421
Japan Prime Realty Investment Corp. (REIT)	34	132,214
Japan Real Estate Investment Corp. (REIT) (a)	21	245,933
Japan Retail Fund Investment Corp. (REIT)	18	155,514
Japan Tobacco, Inc.	229	1,125,932
JFE Holding, Inc.	28,300	1,748,830
JGC Corp.	10,000	186,275
JS Group Corp.	17,300	349,196
JSR Corp. (a)	8,400	201,696
JTEKT Corp. (a)	8,900	160,195
Kajima Corp.	58,000	241,504
Kamigumi Co., Ltd.	21,000	181,485
Kaneka Corp.	16,000	133,408
Kao Corp.	26,000	671,315
Kawasaki Heavy Industries, Ltd.	68,000	276,462
Kawasaki Kisen Kaisha, Ltd. (a)	32,000	388,518
KDDI Corp.	121	893,825
Keihin Electric Express Railway Co., Ltd. (a)	20,000	131,349
Keio Electric Railway Co., Ltd. (a)	42,000	278,752
Keyence Corp. (a)	2,100	458,162
Kikkoman Corp. (a)	9,000	133,243
Kintetsu Corp. (a)	80,120	240,540
Kirin Brewery Co., Ltd. (a)	38,000	567,242
Kobe Steel, Ltd.	136,000	514,778
KOMATSU, Ltd.	47,300	1,365,890
Konami Corp. (a)	6,500	148,523

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Konica Minolta Holdings, Inc.	27,500	$404,184
Kubota Corp.	59,000	474,875
Kuraray Co., Ltd.	19,000	222,128
Kurita Water Industries, Ltd.	5,500	172,159
Kyocera Corp.	8,800	935,537
Kyowa Hakko Kogyo Co., Ltd.	16,000	150,350
Kyushu Electric Power Co., Inc.	20,200	526,748
Lawson, Inc.	4,900	168,814
Leopalace21 Corp.	6,600	224,480
Makita Corp.	7,300	325,502
Marubeni Corp.	79,000	646,156
Marui Co., Ltd.	21,500	270,712
Matsushita Electric Industrial Co., Ltd. (a)	98,000	1,936,888
Matsushita Electric Works, Ltd.	19,000	241,782
Mediceo Paltac Holdings Co., Ltd. (a)	9,000	137,529
Millea Holdings, Inc. (d)	40,400	1,653,001
Mitsubishi Chemical Holdings (a)	69,000	633,008
Mitsubishi Corp.	67,700	1,763,758
Mitsubishi Electric Corp.	96,000	884,948
Mitsubishi Estate Co., Ltd.	59,000	1,594,385
Mitsubishi Gas & Chemical Co., Inc.	18,000	163,695
Mitsubishi Heavy Industries, Ltd.	160,000	1,021,132
Mitsubishi Materials Corp. (a)	73,000	396,213
Mitsubishi Rayon Co., Ltd.	35,000	248,367
Mitsubishi Securities	14,000	156,290
Mitsubishi UFJ Financial Group, Inc.	402	4,417,101
Mitsui & Co., Ltd.	79,000	1,562,789
Mitsui Chemicals, Inc.	41,000	310,004
Mitsui Engineering & Shipbuilding Co., Ltd.	43,000	228,115
Mitsui Fudosan Co., Ltd.	44,000	1,231,039
Mitsui Mining & Smelting Co., Ltd.	30,000	139,346
Mitsui OSK Lines, Ltd.	59,000	796,021
Mitsui Sumitomo Insurance Co., Ltd.	65,000	832,054
Mitsui Trust Holdings, Inc.	35,000	304,093
Mitsukoshi, Ltd. (a)	26,000	129,816
Mitsumi Electric Co., Ltd.	4,400	156,874
Mizuho Financial Group, Inc.	481	3,311,248
Murata Manufacturing Co., Ltd.	11,000	823,869
Namco Bandai Holdings, Inc.	9,800	154,347
NEC Corp.	113,000	583,185
NGK Insulators, Ltd.	13,000	318,576
NGK Spark Plug Co., Ltd. (a)	8,000	138,392
Nidec Corp. (a)	5,300	309,996
Nikko Cordial Corp.	21,500	279,935
Nikon Corp.	18,000	499,629
Nintendo Co., Ltd.	5,100	1,857,047
Nippon Building Fund, Inc. (REIT) (a)	29	400,091
Nippon Electronic, Inc.	16,000	280,100
Nippon Express Co., Ltd.	38,000	214,998
Nippon Meat Packers, Inc.	12,000	144,724
Nippon Mining Holdings, Inc.	43,000	410,003
Nippon Oil Corp.	71,000	656,878
Nippon Sheet Glass Co., Ltd. (a)	48,000	218,605
Nippon Steel Corp.	291,000	2,049,371
Nippon Telephone & Telegraph Corp.	270	1,192,860
Nippon Unipac Holding	49	162,603

Security Description	Shares	Value*

Japan—(Continued)
Nippon Yusen Kabushiki Kaisha (a)	59,000	$540,689
Nissan Motor Co., Ltd.	114,700	1,225,389
Nisshin Steel Co., Ltd.	54,000	245,005
Nissin Food Products Co., Ltd. (a)	5,000	167,069
Nitto Denko Corp. (a)	9,900	496,759
NOK Corp.	7,000	147,271
Nomura Holdings, Inc.	90,400	1,749,306
Nomura Real Estate Office Fund, Inc. (REIT)	14	150,344
Nomura Research Institute, Ltd.	7,500	219,753
NSK, Ltd.	29,000	298,601
NTN Corp.	20,000	171,719
NTT Data Corp. (a)	62	293,506
NTT DoCoMo, Inc.	829	1,307,197
NTT Urban Development Corp. (a)	65	125,250
Obayashi Corp. (a)	40,000	217,465
Odakyu Electric Railway Co., Ltd. (a)	40,000	245,375
OJI Paper Co., Ltd. (a)	39,000	188,776
Olympus Corp.	12,000	465,753
Omron Corp.	10,600	277,016
Oriental Land Co., Ltd. (a)	2,600	135,321
ORIX Corp.	4,660	1,220,349
Osaka Gas Co., Ltd.	105,000	389,077
Pioneer Corp. (a)	9,600	130,266
Promise Co., Ltd. (a)	3,750	115,325
Rakuten, Inc. (a)	301	100,706
Resona Holdings, Inc. (a)	295	701,792
Ricoh Co., Ltd.	35,000	805,341
Rohm Co., Ltd.	5,600	495,449
Sankyo Co., Ltd. (a)	2,800	117,587
Sanyo Electric Co., Ltd. (a)	70,000	114,207
Sapporo Hokuyo Holdings, Inc.	15	164,819
SBI Holdings, Inc. (a)	537	169,423
Secom Co., Ltd.	10,500	493,081
Sega Sammy Holdings, Inc. (a)	11,400	183,712
Seiko Epson Corp. (a)	6,700	193,562
Sekisui Chemical Co., Ltd.	30,000	230,763
Sekisui House, Ltd.	30,000	398,300
Seven & I Holdings Co., Ltd.	40,200	1,143,788
Sharp Corp.	51,000	963,454
Shimamura Co., Ltd.	1,200	127,809
Shimano, Inc.	4,300	146,911
Shimizu Corp. (a)	29,000	167,220
Shin-Etsu Chemical Co., Ltd.	20,800	1,479,503
Shinko Securities Co., Ltd. (a)	29,000	149,178
Shinsei Bank, Ltd.	79,000	316,534
Shionogi & Co., Ltd.	15,000	243,686
Shiseido Co., Ltd.	20,000	425,676
Showa Denko K.K. (a)	52,000	187,127
Showa Shell Sekiyu K.K. (a)	9,900	122,338
SMC Corp.	3,100	411,337
Softbank Corp. (a)	37,600	808,975
Sojitz Corp.	55,200	245,261
Sompo Japan Insurance, Inc.	41,000	500,568
Sony Corp.	51,000	2,612,817
Stanley Electric Co., Ltd.	9,200	199,076
Sumco Corp.	6,400	319,457

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Sumitomo Chemical Co., Ltd.	91,000	$607,718
Sumitomo Corp.	53,000	960,616
Sumitomo Electric Industries, Ltd.	35,700	528,893
Sumitomo Heavy Industries, Ltd.	36,000	405,655
Sumitomo Metal Industries, Ltd.	208,000	1,217,318
Sumitomo Metal Mining Co., Ltd.	27,000	581,566
Sumitomo Mitsui Financial Group, Inc. (a)	328	3,047,511
Sumitomo Realty & Development Co., Ltd.	19,000	615,484
T&D Holdings, Inc.	11,500	773,878
Taiheiyo Cement Corp.	42,000	185,083
Taisei Corp.	62,000	209,162
Taisho Pharmaceutical Co., Ltd. (a)	8,000	158,124
Taiyo Nippon Sanso Corp. (a)	14,000	107,732
Takashimaya Co., Ltd. (a)	22,000	277,011
Takeda Pharmaceutical Co., Ltd.	42,300	2,721,752
Takefuji Corp.	5,820	195,031
Tanabe Seiyaku Co.	11,000	130,495
TDK Corp.	7,100	684,191
Teijin, Ltd.	52,000	283,079
Terumo Corp.	8,100	311,641
The 77 Bank, Ltd.	16,000	103,403
The Bank of Yokohama, Ltd.	65,000	453,476
The Chiba Bank, Ltd.	37,000	327,406
The Furukawa Electric Co., Ltd. (a)	30,000	164,850
The Gunma Bank, Ltd. (a)	21,000	140,612
The Hachijuni Bank, Ltd.	24,000	168,422
The Hiroshima Bank, Ltd. (a)	30,000	165,430
The Japan Steel Works, Ltd.	17,000	257,507
The Joyo Bank, Ltd.	32,000	197,807
The Kansai Electric Power Co., Inc.	37,900	893,817
The Nishi-Nippon Bank, Ltd.	39,000	142,289
The Shizuoka Bank, Ltd. (a)	27,000	273,126
The Sumitomo Trust & Banking Co., Ltd.	64,000	604,731
The Suruga Bank, Ltd.	13,000	163,351
The Tokyo Electric Power, Ltd.	61,900	1,983,564
THK Co., Ltd.	6,000	149,578
Tobu Railway Co., Ltd.	38,000	170,871
Tohoku Electric Power Co., Inc.	24,900	555,812
Tokuyama Corp. (a)	17,000	220,166
Tokyo Electron, Ltd.	8,900	653,758
Tokyo Gas Co., Ltd.	118,000	557,430
Tokyo Tatemono Co.	15,000	185,609
Tokyu Corp.	60,000	399,919
Tokyu Land Corp.	23,000	243,416
TonenGeneral Sekiyu K.K. (a)	21,000	204,167
Toppan Printing Co., Ltd. (a)	33,000	353,256
Toray Industries, Inc. (a)	78,000	574,904
Toshiba Corp. (a)	155,000	1,344,918
Tosoh Corp.	27,000	149,251
Toto, Ltd. (a)	22,000	189,584
Toyo Seikan Kaisha, Ltd.	8,000	154,053
Toyota Industries Corp.	9,800	453,074
Toyota Motor Corp.	134,600	8,461,602
Toyota Tsusho Corp. (a)	11,100	255,264
Trend Micro, Inc. (a)	7,000	225,125
Ube Industries, Ltd.	71,000	217,704
Uni-Charm Corp.	2,400	135,566

Security Description	Shares	Value*

Japan—(Continued)
Ushio, Inc. (a)	7,000	$154,638
West Japan Railway Co.	98	455,196
Yahoo! Japan Corp.	912	307,988
Yakult Honsha Co., Ltd. (a)	7,000	176,468
Yamada Denki Co., Ltd. (a)	4,070	423,106
Yamaha Corp.	8,100	167,448
Yamaha Motor Co., Ltd.	10,200	294,394
Yamato Holdings Co., Ltd.	21,000	295,770
Yaskawa Electric Corp.	13,000	147,261
Yokogawa Electric Corp.	11,400	152,483

		146,007,779

Netherlands—3.7%
ABN AMRO Holdings NV	90,002	4,120,994
Aegon NV	70,550	1,384,080
Akzo Nobel NV	13,555	1,166,994
ASML Holding NV (b)	24,617	676,939
Corio NV (REIT)	2,452	191,986
DSM NV	8,274	406,412
Fugro NV	2,795	177,000
Hagemeyer NV	22,992	118,092
Heineken NV	12,643	741,020
ING Groep NV	91,797	4,033,650
James Hardie Industries NV (AUD) (a)	27,250	200,422
Koninklijke Ahold NV	79,507	995,407
Koninklijke Numico NV	8,481	439,465
Koninklijke KPN NV	92,728	1,534,763
Koninklijke Philips Electronics NV	57,518	2,433,135
Mittal Steel Co. NV (a)	38,941	2,428,726
Randstad Holding NV	2,678	211,780
Reed Elsevier NV	35,819	681,356
SBM Offshore NV	7,684	292,273
TNT NV	21,788	980,470
Unilever NV	85,357	2,648,613
Vedior NV	8,732	260,398
Wereldhave NV (REIT)	1,209	167,998
Wolters Kluwer NV	14,000	426,278

		26,718,251

New Zealand—0.2%
Fletcher Building, Ltd.	57,403	547,367
Telecom Corp. of New Zealand, Ltd. (a)	157,163	552,348

		1,099,715

Norway—1.0%
Acergy S.A.	9,600	215,431
Aker Kvaerner ASA	8,100	203,610
DnB NOR ASA	37,930	485,748
Norsk Hydro ASA	35,600	1,365,900
Norske Skogindustrier ASA	9,200	132,278
Orkla ASA	42,450	796,592
Pan Fish ASA (a)	146,000	156,856
Petroleum Geo-Services ASA (a)	10,020	247,546
Prosafe ASA (a)	16,650	265,544
Renewable Energy Corp. ASA (b)	9,200	353,916

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Norway—(Continued)
Schibsted ASA	2,750	$125,333
SeaDrill, Ltd.	11,400	243,605
Statoil ASA (a)	34,050	1,052,169
Storebrand ASA	11,400	176,103
Tandberg ASA	7,500	166,563
Telenor ASA	40,300	785,280
Yara International ASA	10,000	298,122

		7,070,596

Portugal—0.4%
Banco Comercial Portugues S.A. (a)	123,032	683,819
Banco Espirito Santo S.A. (a)	14,779	328,504
Brisa-Auto Estradas de Portugal S.A. (a)	19,503	261,687
Energias de Portugal S.A.	123,055	677,669
Jeronimo Martins, SGPS, S.A.	11,794	69,473
Portugal Telecom, SGPS, S.A.	41,274	567,864

		2,589,016

Singapore—1.1%
CapitaLand, Ltd. (a)	91,000	481,177
CapitaMall Trust	77,000	212,581
City Developments, Ltd.	36,000	407,511
ComfortDelGro Corp., Ltd.	125,000	178,293
DBS Group Holdings, Ltd.	63,978	952,304
Fraser & Neave, Ltd.	72,000	256,722
Keppel Corp., Ltd.	68,000	555,013
Overseas Chinese Bank	133,880	799,938
SembCorp Industries, Ltd.	70,000	260,603
Singapore Airlines, Ltd.	34,000	417,497
Singapore Exchange, Ltd. (a)	54,000	345,174
Singapore Press Holdings, Ltd.	92,250	279,951
Singapore Technologies Engineering, Ltd.	106,000	249,637
Singapore Telecommunications, Ltd.	428,820	952,257
United Overseas Bank, Ltd.	65,392	939,627
Venture Corp., Ltd.	19,000	195,140

		7,483,425

Spain—3.9%
Abertis Infraestructuras S.A. (a)	13,192	408,602
Acciona S.A. (a)	1,601	433,549
Acerinox S.A. (a)	9,677	235,256
ACS, Actividades de Construccion & Servicios S.A. (a)	11,798	750,268
Altadis S.A.	12,473	825,595
Banco Bilbao Vizcaya Argentaria S.A.	176,782	4,311,171
Banco Popular Espanol S.A. (a)	43,005	798,603
Banco Santander Central Hispano S.A.	310,929	5,708,046
Cintra Conces, Plc. (a)	10,191	161,737
Corp Mapfre S.A. (a)	24,235	119,630
Endesa S.A. (a)	31,866	1,707,882
Fomento de Construcciones & Contratas S.A. (a)	2,404	215,568
Gamesa Corporacion Tecnologica S.A. (a)	8,235	298,449
Gas Natural SDG S.A. (a)	8,134	494,459
Gestevision Telecino S.A.	5,641	159,700
Grupo Ferrovial S.A. (a)	3,394	332,841

Security Description	Shares	Value*

Spain—(Continued)
Iberdrola S.A. (a)	42,984	$2,395,197
Iberia Lineas Aereas de Espana S.A. (a)	27,595	137,397
Inditex S.A.	10,488	617,330
Indra Sistemas S.A. (a)	7,404	184,181
Repsol YPF S.A. (a)	39,912	1,570,443
Sacyr Vallehermoso S.A. (a)	4,621	220,859
Sociedad General de Aguas de Barcelona S.A.	1	37
Telefonica S.A.	221,865	4,921,152
Union Fenosa S.A.	6,590	351,941
Zardoya Otis S.A.	5,674	222,247

		27,582,140

Sweden—2.5%
Alfa Laval AB	6,900	414,886
Assa Abloy AB (Series B) (a)	15,700	345,382
Atlas Copco AB	32,200	536,037
Atlas Copco AB (a)	20,400	318,849
Boliden AB (a)	14,600	301,158
Electrolux AB	13,400	316,446
Eniro AB	11,400	143,988
Fabege AB	5,000	54,525
Getinge AB (Class B)	9,500	204,620
Hennes & Mauritz AB (Series B)	23,650	1,394,367
Holmen AB (Series B)	2,500	105,356
Husqvarna AB	13,400	189,793
Lundin Petroleum (a)	12,800	127,329
Modern Times Group AB	2,450	157,869
Nordea Bank AB	107,962	1,681,651
OMX AB	5,200	154,779
Sandvik AB	54,350	1,094,423
Scania AB	20,800	505,306
Securitas AB	16,800	265,946
Skandinaviska Enskilda Banken AB	23,100	742,642
Skanska AB	19,700	419,169
SKF AB	22,600	472,783
SSAB Svenskt Stal AB (Series A)	9,000	367,893
SSAB Svenskt Stal AB (Series B)	4,200	159,195
Svenska Cellulosa AB	27,300	455,934
Svenska Handelsbanken AB	27,600	770,814
Swedish Match AB	20,100	387,465
Tele2 AB	18,100	294,584
Telefonaktiebolaget LM Ericsson (Class B)	741,800	2,951,317
TeliaSonera AB	99,764	731,065
Trelleborg AB	4,000	109,922
Volvo AB (A shares)	22,500	459,090
Volvo AB (B shares)	54,500	1,079,350

		17,713,933

Switzerland—6.1%
ABB, Ltd.	102,900	2,307,775
Adecco S.A. (a)	6,735	518,133
Ciba Specialty Chemicals AG	3,545	229,129
Clariant AG	12,901	207,940
Credit Suisse Group	54,175	3,829,465
Geberit AG	1,840	312,894

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—(Continued)
Givaudan AG	317	$311,968
Holcim, Ltd.	9,794	1,055,800
Kuehne & Nagel International AG	2,545	233,624
Logitech International S.A.	8,395	221,708
Lonza Group AG	2,297	210,113
Nestle S.A.	19,858	7,516,900
Nobel Biocare Holding AG	1,257	409,067
Novartis AG	114,961	6,449,273
Phonak Holding AG	3,025	270,855
PSP Swiss Property	1,740	97,189
Rieter Holdings AG	231	120,245
Roche Holding AG	34,819	6,155,999
SGS S.A.	236	278,364
Straumann Holding AG (a)	401	112,396
Sulzer AG	153	197,092
Swatch Group AG	3,574	201,497
Swatch Group AG (Class B)	1,638	463,607
Swiss Life Holding	1,690	443,905
Swiss Reinsurance Co.	17,666	1,604,783
Swisscom AG	993	338,797
Syngenta AG	5,262	1,022,553
UBS AG	99,115	5,905,179
Unaxis Holdings AG (a)	324	171,126
Zurich Financial Services AG	7,272	2,234,388

		43,431,764

United Kingdom—22.2%
3i Group, Plc.	25,820	599,992
Aegis Group, Plc.	38,895	106,264
Aggreko Plc	12,815	146,284
AMEC, Plc.	19,748	231,513
Amvescap, Plc.	36,666	472,245
Anglo American, Plc.	73,690	4,309,849
ARM Holdings, Plc. (a)	54,960	160,575
Arriva, Plc.	7,903	108,268
AstraZeneca, Plc.	76,037	4,071,382
Aviva, Plc.	127,556	1,892,613
BAE Systems, Plc.	156,869	1,269,847
Balfour Beatty, Plc.	23,744	208,684
Barclays, Plc.	324,290	4,496,433
Barratt Developments, Plc.	14,790	292,343
BBA Avation, Plc.	20,617	111,708
Bellway, Plc.	4,518	113,475
BG Group, Plc.	170,778	2,801,210
BHP Billiton, Plc.	119,774	3,318,855
Biffa, Plc.	17,431	94,209
Bovis Homes Group	5,148	91,537
BP, Plc.	959,368	11,547,681
British Airways, Plc.	32,384	270,136
British America Tobacco, Plc.	76,290	2,590,367
British Energy Group, Plc.	50,700	548,382
British Land Co., Plc. (REIT)	24,653	659,157
British Sky Broadcasting, Plc.	57,887	741,244
Brixton, Plc. (REIT)	11,049	96,507
BT Group, Plc.	408,617	2,712,819
Bunzl, Plc.	17,535	242,513

Security Description	Shares	Value*

United Kingdom—(Continued)
Burberry Group, Plc.	21,038	$287,225
Cable & Wireless, Plc.	102,250	396,804
Cadbury Schweppes, Plc.	106,345	1,445,690
Capita Group, Plc.	31,881	461,650
Carnival, Plc.	9,240	439,607
Cattles, Plc.	20,378	159,287
Centrica, Plc.	191,019	1,479,626
Charter, Plc.	7,626	168,165
Close Brothers Group, Plc.	5,056	86,633
Cobham, Plc.	70,547	286,151
Compass Group, Plc.	100,636	695,109
Cookson Group, Plc.	8,787	124,254
Daily Mail & General Trust, Plc.	18,743	285,875
De la Rue, Plc.	8,163	126,976
Diageo, Plc.	137,712	2,858,129
Dixons Group, Plc.	97,803	310,308
Electrocomponents, Plc.	16,808	88,592
EMAP, Plc.	13,982	228,905
EMI Group, Plc.	48,581	260,734
Enterprise Inns, Plc.	33,412	459,736
Experian Group, Ltd.	48,259	607,461
Fiberweb, Plc.	6,417	20,296
First Choice Holidays	35,043	222,790
FirstGroup, Plc.	24,073	318,793
Friends Provident, Plc.	96,075	343,905
George Wimpey, Plc.	20,896	208,736
GKN, Plc.	39,679	316,208
GlaxoSmithKline, Plc.	287,512	7,525,119
Great Portland Estates Plc.	8,123	107,502
Group for Securicor, Inc.	65,041	273,509
Hammerson, Plc. (REIT)	13,769	393,746
Hanson, Plc.	35,035	756,612
Hays, Plc.	70,144	238,887
HBOS, Plc.	185,890	3,653,178
Home Retail Group (b)	40,206	369,102
HSBC Holdings, Plc.	574,103	10,510,290
ICAP, Plc.	28,347	279,156
IMI, Plc.	19,184	227,920
Imperial Chemical Industries, Plc.	58,839	731,943
Imperial Tobacco Group, Plc.	32,827	1,517,000
Inchcape, Plc.	27,374	272,377
Intercontinental Hotels Group, Plc.	16,975	421,395
International Power, Plc.	73,371	630,704
Intertek Group, Plc.	6,257	122,568
Invensys, Plc.	37,517	285,428
Investec, Plc.	15,340	196,384
Johnson Matthey, Plc.	11,394	384,276
Kelda Group, Plc.	14,661	276,529
Kesa Electricals, Plc.	27,443	171,713
Kingfisher, Plc.	119,296	538,907
Ladbrokes, Plc.	37,290	322,235
Land Securities Group, Plc. (REIT)	22,740	790,810
Legal & General Group, Plc.	329,784	987,268
Liberty International, Plc. (REIT)	13,045	297,896
Lloyds TSB Group, Plc.	283,517	3,165,800
LogicaCMG, Plc.	71,079	214,969

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
London Stock Exchange Group, Plc.	8,694	$235,255
Man Group, Plc.	89,738	1,088,179
Marks & Spencer Group, Plc.	88,472	1,109,674
Meggitt, Plc.	33,362	205,216
Michael Page International, Plc.	15,380	161,548
Misys, Plc.	25,242	117,842
Mitchells & Butlers, Plc.	20,913	366,230
National Express Group, Plc.	5,547	117,680
National Grid, Plc.	136,270	2,010,516
Next, Plc.	10,683	427,896
Old Mutual, Plc.	266,329	896,448
Pearson, Plc.	43,576	733,289
Persimmon, Plc.	15,499	357,350
Provident Financial, Plc.	13,879	193,583
Prudential, Plc.	124,313	1,768,759
Punch Taverns, Plc.	14,968	366,249
Reckitt Benckiser, Plc.	30,954	1,693,428
Reed Elsevier, Plc.	62,912	811,791
Rentokil Initial, Plc.	108,536	346,898
Resolution, Plc.	31,800	396,926
Reuters Group, Plc.	62,100	772,700
Rexam, Plc.	27,877	277,905
Rio Tinto, Plc.	50,354	3,843,382
Rolls-Royce Group, Plc.	89,424	960,928
Royal Bank of Scotland Group, Plc.	466,915	5,899,812
Royal Dutch Shell, Plc. (Class A)	184,062	7,491,000
Royal Dutch Shell, Plc. (Class B)	136,811	5,708,088
SABMiller, Plc.	44,998	1,137,058
Sage Group, Ltd.	61,607	288,009
Sainsbury Co.	74,182	866,637
Schroders, Plc.	4,373	111,188
Scottish & Newcastle, Plc.	44,513	569,092
Scottish & Southern Energy, Plc.	42,880	1,240,554
Serco Group, Plc.	26,863	242,207
Severn Trent, Plc.	11,232	309,837
Signet Group, Plc.	90,531	188,008
Slough Estates, Plc. (REIT)	21,877	272,778
Smith & Nephew, Plc.	43,712	540,458
Smiths Group, Plc	20,102	477,059
Standard Life, Plc.	110,415	727,120
Tate & Lyle, Plc.	26,178	296,887
Taylor Woodrow, Plc.	30,813	221,668
Tesco, Plc.	396,548	3,316,723
The Carphone Warehouse, Plc. (a)	18,370	120,609
TI Automotive, Ltd. (c)(d)	11,100	0
Tomkins, Plc.	43,005	223,107
Travis Perkins	7,517	284,962
Trinity Mirror, Plc.	11,804	124,104
Unilever, Plc.	65,076	2,098,279
United Business Media, Plc.	15,875	250,181
United Utilities, Plc.	47,517	673,239
Vodafone Group, Plc.	2,618,480	8,803,354
Whitbread, Plc.	10,990	387,880
William Hill, Plc.	16,542	202,496
Wolseley, Plc.	34,021	814,885
WPP Group, Plc.	58,263	870,819

Security Description	Shares	Value*

United Kingdom—(Continued)
Xstrata, Plc.	29,983	$1,787,106
Yell Group, Plc.	35,479	327,012

		158,788,848

United States—3.7%
iShares MSCI EAFE Index Fund (a)	325,200	26,272,907
Synthes, Inc. (b)	2,734	327,034

		26,599,941

Total Common Stock (Identified Cost $447,107,665)		704,309,140

Preferred Stock—0.5%

Australia—0.1%
GPT Group (REIT)	94,845	372,341
Macquarie Infrastructure Group	143,435	436,187

		808,528

Germany—0.3%
Henkel KGAA	8,412	443,345
Porsche AG	439	779,868
ProSiebensat.1 Media AG (b)	3,839	150,925
RWE AG	2,334	233,280
Volkswagen AG	5,303	551,447

		2,158,865

Italy—0.0%
Unipol S.p.A.	44,653	152,488

Switzerland—0.1%
Schindler Holdings AG (a)	3,504	231,534

Total Preferred Stock (Identified Cost $1,770,107)		3,351,415

Rights—0.4%

Australia—0.0%
Westfield Group (REIT) (b)	7,006	2,734

Belgium—0.4%
Fortis S.A. (a)	62,151	2,626,257

France—0.0%
Veolia Environnement (a) (b)	15,278	21,485

Hong Kong—0.0%
New World Development Co., Ltd. (b)	747	7

Italy—0.0%
Unipol S.p.A. (b) (c)	44,653	0

Japan—0.0%
Dowa Mining Co., Ltd.	16,000	8,512

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Rights—(Continued)

Security Description	Shares	Value*

Spain—0.0%
Zardoya Otis S.A. (b)	5,674	$21,687

Total Rights (Identified Cost $1,644,122)		2,680,682

Units—0.4%

Australia—0.2%
Centro Properties Group (REIT)	48,752	350,062
CFS Retail Trust (REIT) (a)	100,244	182,739
Investa Property Group (REIT) (a)	66,456	163,804
Macquarie Office Trust (REIT)	101,599	143,914
Stockland (REIT)	72,183	496,673

		1,337,192

Ireland—0.0%
Grafton Group, Plc.	15,414	219,436

Switzerland—0.2%
Compagnie Financière Richemont AG	25,408	1,512,763

Security Description	Shares	Value*

United Kingdom—0.0%
Berkeley Group Holdings	4,020	$142,818

Total Units (Identified Cost $1,602,598)		3,212,209

Short Term Investments—0.3%
Security Description	Face Amount	Value*

United States—0.3%
Federal Home Loan Bank 4.800%, 07/02/07	$2,200,000	2,199,707

Total Short Term Investments (Identified Cost $2,199,707)		2,199,707

Total Investments—100.1% (Identified Cost $454,324,199) (e)		715,753,153
Liabilities in excess of other assets		(376,676)

Total Net Assets—100%		$715,376,477

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $119,445,047 and the collateral received consisted of cash in the amount of $102,571,041 and securities with a market value of $21,139,244.
(b)	Non-Income Producing.
(c)	Zero Valued Security.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $454,324,199 and the composition of unrealized appreciation and depreciation of investment securities was $266,315,403 and $(4,886,449), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(VVPR
Strip)—	The VVPR Strip is a coupon which, if presented along with the corresponding coupon of the share, allows the holder to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company. This strip is quoted seperately from the ordinary share and is freely negotiable.
(AUD)—	Australian Dollar
(HKD)—	Hong Kong Dollar
(NOK)—	Nowegian Krone

Ten Largest Industries as of June 30, 2007	Percentage of Total Net Assets
Commercial Banks	15.8%
Oil, Gas & Consumable Fuels	7.1%
Pharmaceuticals	5.2%
Metals & Mining	4.9%
Insurance	4.7%
Mutual Funds	3.7%
Diversified Telecommunication Services	3.2%
Automobiles	3.2%
Electric Utilities	3.0%
Chemicals	2.5%

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$715,753,153
Cash		22,218
Foreign cash at value		231,640
Collateral for securities loaned		123,710,285
Receivable for:
Securities sold		2,336,862
Fund shares sold		843,357
Accrued interest and dividends		1,502,393
Foreign taxes		204,157

Total Assets		844,604,065
Liabilities
Payable for:
Fund shares redeemed	$3,219,216
Securities purchased	1,782,931
Withholding taxes	64,118
Return of collateral for securities loaned	123,710,285
Accrued expenses:
Management fees	172,146
Service and distribution fees	66,305
Other expenses	212,587

Total Liabilities		129,227,588

Net Assets		$715,376,477

Net assets consists of:
Capital paid in		$440,589,764
Undistributed net investment income		8,791,540
Accumulated net realized gains		4,549,601
Unrealized appreciation on investments and foreign currency		261,445,572

Net Assets		$715,376,477

Computation of offering price:
Class A
Net asset value and redemption price per share ($356,835,787 divided by 20,845,667 shares outstanding)		$17.12

Class B
Net asset value and redemption price per share ($271,952,018 divided by 16,116,715 shares outstanding)		$16.87

Class E
Net asset value and redemption price per share ($86,588,672 divided by 5,078,514 shares outstanding)		$17.05

Identified cost of investments		$454,324,199

Identified cost of foreign cash		$236,343

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$12,246,618	(a)
Interest		440,555	(b)

		12,687,173
Expenses
Management fees	$1,007,052
Service and distribution fees—Class B	311,817
Service and distribution fees—Class E	63,312
Directors’ fees and expenses	11,011
Custodian	241,737
Audit and tax services	19,061
Legal	1,224
Printing	80,811
Insurance	2,813
Miscellaneous	8,263

Total expenses	1,747,101
Management fee waivers	(23,498)	1,723,603

Net Investment Income		10,963,570

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	7,744,718
Foreign currency transactions—net	(60,603)	7,684,115

Unrealized appreciation on:
Investments—net	47,188,674
Foreign currency transactions—net	363	47,189,037

Net gain		54,873,152

Net Increase in Net Assets From Operations		$65,836,722

(a)	Net of foreign taxes of $1,283,174.
(b)	Includes income on securities loaned of $399,667.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$10,963,570	$12,612,701
Net realized gain	7,684,115	8,969,491
Unrealized appreciation	47,189,037	101,925,592

Increase in net assets from operations	65,836,722	123,507,784

From Distributions to Shareholders
Net investment income
Class A	(6,957,555)	(4,873,215)
Class B	(4,654,053)	(2,705,444)
Class E	(1,623,651)	(1,274,235)

	(13,235,259)	(8,852,894)

Net realized gain
Class A	(3,710,696)	0
Class B	(2,816,927)	0
Class E	(930,691)	0

	(7,458,314)	0

Total distributions	(20,693,573)	(8,852,894)

Increase in net assets from capital share transactions	35,511,884	57,877,999

Total increase in net assets	80,655,033	172,532,889
Net Assets
Beginning of the period	634,721,444	462,188,555

End of the period	$715,376,477	$634,721,444

Undistributed Net Investment Income
End of the period	$8,791,540	$11,063,229

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	2,764,154	$46,032,733	5,399,575	$77,553,018
Reinvestments	634,637	10,668,251	337,714	4,873,215
Redemptions	(2,602,462)	(43,293,302)	(4,423,246)	(63,386,502)

Net increase	796,329	$13,407,682	1,314,043	$19,039,731

Class B
Sales	2,941,499	$48,167,946	6,399,548	$90,433,197
Reinvestments	450,602	7,470,980	189,989	2,705,444
Redemptions	(1,932,518)	(31,577,833)	(3,298,139)	(46,325,751)

Net increase	1,459,583	$24,061,093	3,291,398	$46,812,890

Class E
Sales	384,953	$6,385,879	777,439	$11,099,892
Reinvestments	152,498	2,554,342	88,612	1,274,235
Redemptions	(658,675)	(10,897,112)	(1,442,564)	(20,348,749)

Net decrease	(121,224)	$(1,956,891)	(576,513)	$(7,974,622)

Increase derived from capital share transactions		$35,511,884		$57,877,999

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.00		$12.95		$11.64	$9.80	$7.26	$8.75

Income From Investment Operations
Net investment income	0.56	(c)	0.35	(c)	0.25	0.21	0.14	0.10
Net realized and unrealized gain (loss) of investments	1.09	(c)	2.95	(c)	1.26	1.70	2.54	(1.55)

Total from investment operations	1.65		3.30		1.51	1.91	2.68	(1.45)

Less Distributions
Distributions from net investment income	(0.35)		(0.25)		(0.20)	(0.07)	(0.14)	(0.04)
Distributions from net realized capital gains	(0.18)		0.00		0.00	0.00	0.00	0.00

Total distributions	(0.53)		(0.25)		(0.20)	(0.07)	(0.14)	(0.04)

Net Asset Value, End of Period	$17.12		$16.00		$12.95	$11.64	$9.80	$7.26

Total Return (%)	10.4	(a)	25.7		13.2	19.6	37.6	(16.6)
Ratio of operating expenses to average net assets (%)	0.40	(b)	0.49		0.51	0.59	0.71	0.73
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.41	(b)	0.50		0.51	N/A	N/A	0.79
Ratio of net investment income to average net assets (%)	3.37	(b)	2.46		2.19	2.01	1.85	1.43
Portfolio turnover rate (%)	16	(b)	18		22	38	43	23
Net assets, end of period (000)	$356,836		$320,845		$242,623	$210,034	$176,835	$112,325

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.76		$12.76		$11.48	$9.68	$7.18	$8.66

Income From Investment Operations
Net investment income	0.52	(c)	0.31	(c)	0.19	0.12	0.11	0.06
Net realized and unrealized gain (loss) of investments	1.07	(c)	2.91	(c)	1.27	1.74	2.51	(1.50)

Total from investment operations	1.59		3.22		1.46	1.86	2.62	(1.44)

Less Distributions
Distributions from net investment income	(0.30)		(0.22)		(0.18)	(0.06)	(0.12)	(0.04)
Distributions from net realized capital gains	(0.18)		0.00		0.00	0.00	0.00	0.00

Total distributions	(0.48)		(0.22)		(0.18)	(0.06)	(0.12)	(0.04)

Net Asset Value, End of Period	$16.87		$15.76		$12.76	$11.48	$9.68	$7.18

Total Return (%)	10.2	(a)	25.5		12.9	19.3	37.2	(16.8)
Ratio of operating expenses to average net assets (%)	0.65	(b)	0.74		0.76	0.84	0.96	0.98
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.66	(b)	0.75		0.76	N/A	N/A	1.04
Ratio of net investment income to average net assets (%)	3.15	(b)	2.18		1.86	1.60	1.45	1.11
Portfolio turnover rate (%)	16	(b)	18		22	38	43	23
Net assets, end of period (000)	$271,952		$231,042		$145,077	$73,707	$27,933	$9,654

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.93		$12.90		$11.59	$9.77	$7.25	$8.74

Income From Investment Operations
Net investment income	0.53	(c)	0.33	(c)	0.26	0.19	0.13	0.06
Net realized and unrealized gain (loss) of investments	1.09	(c)	2.94	(c)	1.23	1.70	2.52	(1.51)

Total from investment operations	1.62		3.27		1.49	1.89	2.65	(1.45)

Less Distributions
Distributions from net investment income	(0.32)		(0.24)		(0.18)	(0.07)	(0.13)	(0.04)
Distributions from net realized capital gains	(0.18)		0.00		0.00	0.00	0.00	0.00

Total distributions	(0.50)		(0.24)		(0.18)	(0.07)	(0.13)	(0.04)

Net Asset Value, End of Period	$17.05		$15.93		$12.90	$11.59	$9.77	$7.25

Total Return (%)	10.3	(a)	25.6		13.0	19.4	37.3	(16.7)
Ratio of operating expenses to average net assets (%)	0.55	(b)	0.64		0.66	0.74	0.86	0.88
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.56	(b)	0.65		0.66	N/A	N/A	0.94
Ratio of net investment income to average net assets (%)	3.20	(b)	2.32		2.05	1.91	1.42	1.02
Portfolio turnover rate (%)	16	(b)	18		22	38	43	23
Net assets, end of period (000)	$86,589		$82,835		$74,489	$73,449	$54,269	$9,838

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Morgan Stanley EAFE Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-19

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the

MSF-20

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign

MSF-21

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$8,852,894	$6,246,917	$—	$—	$—	$—	$8,852,894	$6,246,917

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$14,674,856	$5,883,960	$209,084,749	$—	$229,643,565

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$79,265,948	$0	$54,863,419

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Morgan Stanley EAFE Index	$983,554	0.300%	Of all assets

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-22

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Effective April 30, 2007, MetLife Advisers entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the period ended June 30, 2007 were $27,354. Prior to April 30, 2007, MetLife served as the subadviser to the Portfolio and for the period January 1, 2007 through April 30, 2007, fees earned by MetLife were $49,854.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Morgan Stanley EAFE Index Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.007%	All assets

Amounts waived for the six months ended June 30, 2007 are shown as management fee waivers in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General

MSF-23

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-24

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Approval of New Subadvisory Agreements—(Unaudited)

At the April 25-26, 2007 joint meeting of the Boards of Directors/Trustees (collectively, the “Board,” composed of “Directors”) of Metropolitan Series Fund, Inc. (the “Fund”) and Metropolitan Series Fund II (“Met Series Fund II” and, together with the Fund, the “Funds”), the Board considered a proposal to change the subadviser for the MetLife Stock Index Portfolio, MetLife Mid Cap Stock Portfolio, Russell 2000 Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio and Morgan Stanley EAFE Index Portfolio, each a series of the Fund, and MetLife Stock Index Portfolio II, a series of Metropolitan Series Fund II (each such Portfolio, collectively, the “Index Portfolios”), from Metropolitan Life Insurance Company (“MetLife”) to MetLife Investment Advisors Company, LLC (“MLIAC”), a wholly-owned subsidiary of MetLife. The proposed subadviser change did not result in a “change of actual control or management” for purposes of applicable Securities and Exchange Commission rules and guidance, and thus did not require shareholder approval.

MetLife informed the Board that its intent was to have MLIAC assume MetLife’s responsibilities for providing investment advisory services to certain registered funds, including the Index Portfolios, and for MetLife subsequently to deregister as an investment adviser. It was noted that, other than the change to MLIAC, the proposed subadvisory agreements were identical to the existing subadvisory agreements with MetLife, and that the same persons at MetLife as were responsible for managing the Index Portfolios would be responsible for such Portfolios at MLIAC. As described more fully in the Index Portfolios’ Annual Reports dated December 31, 2006, when approving the continuation of the subadvisory agreements of the Index Portfolios with MetLife at the Board’s November 7-8, 2006 meeting, the Board considered, among other things and as relevant: (i) the nature, extent and quality of the services provided to the Index Portfolios under those subadvisory agreements; (ii) the investment performance of the Index Portfolios; (iii) the costs of the services to be provided and profits to be realized by MetLife and its affiliates from their relationships with the Portfolios; (iv) whether there were any economies of scale in the provision of services by MetLife and whether such economies would be shared with the relevant Portfolios; and (v) such other factors as the Board found relevant. Because the proposed subadvisory agreements with MLIAC, including the proposed scope of the services to be provided to the Index Portfolios, were identical to the subadvisory agreements with MetLife, and the same persons at MetLife as were responsible for managing the Index Portfolios would be responsible for such Portfolios at MLIAC, the Board did not reconsider the aforementioned factors. The Board did, however, consider and approve the compliance policies and procedures and code of ethics of MLIAC. The Board also considered that, although MLIAC’s own financial resources are less substantial than MetLife’s, both MLIAC and the Index Portfolio’s adviser, MetLife Advisers, LLC, are indirect subsidiaries of MetLife’s parent company, MetLife, Inc., and that MetLife and MetLife, Inc. will continue to have a substantial reputational interest in the Funds even after MetLife ceases to act as subadviser for the Index Portfolios.

Based on their evaluation of all factors that they deemed to be material as discussed above, and assisted by the advice of independent counsel, the Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds, present at the meeting concluded that the proposed subadvisory agreements between MetLife Advisers, LLC and MLIAC with respect to the Index Portfolios were in the best interests of such Portfolios and, therefore, unanimously approved such agreements, effective April 30, 2007.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc. Neuberger Berman Mid Cap Value Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed by Neuberger Berman Management, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Neuberger Berman Mid Cap Value Portfolio returned 9.4%, compared to its benchmark, the Russell Midcap Value Index1, which returned 8.7%. The average return of the Portfolio’s peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe2, was 11.5% over the same period.

PORTFOLIO REVIEW

During the six-month period ending June 30, 2007, the stock market enjoyed a healthy advance, aided by a continued pause in interest rate policy by the Federal Reserve, steady earnings, and a high level of merger and acquisition activity. However, investors also experienced substantial volatility due to concern about inflation, as well as the impact of weakness in the housing market and distress in the subprime lending sector. A sharp rise in bond yields added to market turbulence in June.

Stock selection in the Materials, Industrials and Utilities sectors deserves much of the credit for the Portfolio’s favorable return. Relative performance also benefited from significant overweights in Energy and Industrials, two of the top three performing benchmark sectors.

Despite their strong performance over the last year, we still believed at the end of the period that select Materials stocks represented good value. Synchronized global growth and the rapid industrialization of emerging market economies such as the “BRIC” nations (Brazil, Russia, India, and China) sustained strong demand for raw materials.

We favored Energy as well. We believe that over the longer term, growth in global demand for energy will exceed growth in supply but may be restrained by periodic political disruptions in leading oil producing nations, the high and rising cost of finding and producing more oil, and the decline in production from giant oil fields around the world. Within Energy, we favored independent exploration and production companies, oil services firms, and refiners, whose profit margins we continued to believe would be favored by capacity restraints. Although Utilities do not represent a growth industry, we believed power generators in particular should benefit from tightening supply/demand balance.

The Portfolio materially underperformed in the Consumer Discretionary and Financials sectors. A sell-off among homebuilders was primarily responsible for the negative return of Consumer Discretionary sector investments. The homebuilders had performed quite well from their July 2006 bottom through February 2007. However, in March, higher mortgage rates and concern about rising sub-prime mortgage delinquencies stalled the rally, and over the next four months homebuilder stocks gave back all of the ground gained during their initial recovery. The key Financials stocks that underperformed for the period were affected by problems in the sub-prime mortgage market.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

Average Annual Returns as of June 30, 2007

	Neuberger Berman Mid Cap Value Portfolio			Russell MidCap Value Index
	Class A	Class B	Class E
6 Months	9.4%	9.3%	9.4%	8.7%
1 Year	19.4	19.1	19.2	22.1
5 Years	15.5	15.2	15.3	17.2
Since Inception	14.7	12.0	12.2	12.9

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable Annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 5/1/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
Freeport-McMoRan Copper & Gold, Inc.	2.2%
Joy Global, Inc.	2.2%
Constellation Brands, Inc.	2.0%
Terex Corp.	2.0%
ConAgra Foods, Inc.	2.0%
The Bear Stearns Co., Inc.	1.9%
Liz Claiborne, Inc.	1.9%
Constellation Energy Group	1.8%
FirstEnergy Corp.	1.8%
CIGNA Corp.	1.8%

Top Sectors

% of Total Net Assets
Financials	17.0%
Consumer Discretionary	15.4%
Industrials	12.7%
Utilities	12.4%
Energy	10.8%
Information Technology	8.5%
Health Care	7.2%
Materials	7.2%
Consumer Staples	6.4%
Cash/Other	2.4%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Neuberger Berman Mid Cap Value—Class A	Actual	0.69%	$1,000.00	$1,094.30	$3.58
	Hypothetical	0.69%	$1,000.00	$1,021.33	$3.46

Neuberger Berman Mid Cap Value—Class B	Actual	0.94%	$1,000.00	$1,093.30	$4.88
	Hypothetical	0.94%	$1,000.00	$1,020.07	$4.71

Neuberger Berman Mid Cap Value—Class E	Actual	0.84%	$1,000.00	$1,093.60	$4.36
	Hypothetical	0.84%	$1,000.00	$1,020.57	$4.21

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—96.0% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.0%
L-3 Communications Holdings, Inc.	174,900	$17,033,511
Spirit Aerosystems Holdings, Inc.	551,500	19,881,575

		36,915,086

Automobiles—1.5%
Harley-Davidson, Inc.	306,700	18,282,387

Beverages—2.0%
Constellation Brands, Inc. (a) (b)	1,026,700	24,928,276

Capital Markets—1.9%
The Bear Stearns Co., Inc.	168,000	23,520,000

Commercial Banks—1.2%
The Colonial BancGroup, Inc.	615,800	15,376,526

Communications Equipment—1.1%
Arris Group, Inc. (b)	757,100	13,317,389

Computers & Peripherals—1.2%
Lexmark International, Inc. (Class A) (b)	294,600	14,526,726

Construction & Engineering—1.7%
Chicago Bridge & Iron Co., NV	561,300	21,183,462

Electric Utilities—5.5%
DPL, Inc. (a)	623,400	17,667,156
Edison International	189,800	10,651,576
FirstEnergy Corp.	350,200	22,668,446
PPL Corp.	366,200	17,134,498

		68,121,676

Electronic Equipment & Instruments—1.1%
Avnet, Inc.	334,200	13,247,688

Energy Equipment & Services—2.5%
Noble Corp.	186,600	18,197,232
Oceaneering International, Inc. (b)	237,300	12,491,472

		30,688,704

Food Products—4.3%
ConAgra Foods, Inc.	908,200	24,394,252
Smithfield Foods, Inc. (b)	596,400	18,363,156
Tyson Foods, Inc. (Class A)	461,300	10,628,352

		53,385,760

Gas Utilities—1.9%
AGL Resources, Inc.	140,300	5,679,344
Atmos Energy Corp.	351,300	10,560,078
National Fuel Gas Co. (a)	168,700	7,306,397

		23,545,819

Health Care Providers & Services—4.4%
Aetna, Inc.	384,600	18,999,240
CIGNA Corp.	429,000	22,402,380

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Coventry Health Care, Inc. (b)	213,150	$12,288,097

		53,689,717

Household Durables—8.2%
Centex Corp.	355,600	14,259,560
Hovnanian Enterprises, Inc. (Class A) (a) (b)	638,800	10,559,364
KB Home (a)	377,400	14,858,238
Lennar Corp. (Class A)	339,600	12,415,776
Meritage Homes Corp. (a)	501,400	13,412,450
NVR, Inc. (a)	27,200	18,489,200
The Ryland Group, Inc. (a)	120,300	4,495,611
Whirlpool Corp. (a)	112,000	12,454,400

		100,944,599

Independent Power Producers & Energy Traders—5.0%
Constellation Energy Group	260,100	22,672,917
Mirant Corp. (b)	447,200	19,073,080
NRG Energy, Inc. (a) (b)	469,500	19,517,115

		61,263,112

Industrial Conglomerates—2.1%
Mcdermott International, Inc.	208,200	17,305,584
Walter Industries, Inc. (a)	279,200	8,085,632

		25,391,216

Insurance—3.7%
Endurance Specialty Holdings, Ltd.	487,400	19,515,496
Fidelity National Financial, Inc.	803,600	19,045,320
StanCorp Financial Group, Inc.	122,900	6,449,792

		45,010,608

Machinery—4.2%
Joy Global, Inc.	466,700	27,222,611
Terex Corp.	301,800	24,536,340

		51,758,951

Metals & Mining—7.2%
Cleveland-Cliffs, Inc. (a)	159,500	12,388,365
Freeport-McMoRan Copper & Gold, Inc. (Class B)	331,400	27,446,548
Sterlite Industries India, Ltd. (ADR) (a)	778,400	11,419,128
Teck Cominco, Ltd. (Class B) (CAD)	455,200	19,346,000
United States Steel Corp.	170,000	18,487,500

		89,087,541

Oil, Gas & Consumable Fuels—8.3%
Arch Coal, Inc. (a)	284,500	9,900,600
Canadian Natural Resources, Ltd.	249,700	16,567,595
Denbury Resources, Inc. (b)	389,500	14,606,250
Peabody Energy Corp.	139,600	6,753,848
Quicksilver Resources, Inc. (a) (b)	179,950	8,022,171
Ship Finance International, Ltd. (a)	372,414	11,053,247
Southwestern Energy Co. (b)	213,600	9,505,200
Sunoco, Inc.	91,400	7,282,752
Talisman Energy, Inc.	448,715	8,673,661

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
XTO Energy, Inc.	159,208	$9,568,401

		101,933,725

Pharmaceuticals—2.9%
Endo Pharmaceuticals Holdings, Inc. (b)	391,100	13,387,353
Shire, Plc. (ADR)	294,800	21,853,524

		35,240,877

Real Estate Investment Trusts—6.0%
Annaly Capital Management, Inc.	718,300	10,357,886
Colonial Properties Trust	307,000	11,190,150
Developers Diversified Realty Corp.	207,500	10,937,325
First Industrial Realty Trust, Inc. (a)	359,800	13,945,848
iStar Financial, Inc.	451,400	20,010,562
Ventas, Inc.	197,000	7,141,250

		73,583,021

Semiconductors & Semiconductor Equipment—1.8%
International Rectifier Corp. (b)	580,100	21,614,526

Software—3.4%
Activision, Inc. (b)	717,700	13,399,459
Check Point Software Technologies, Ltd. (b)	493,506	11,256,872
Take-Two Interactive Software, Inc. (a)	831,500	16,605,055

		41,261,386

Specialty Retail—3.8%
Advance Auto Parts, Inc.	338,150	13,705,220
Aeropostale, Inc. (b)	293,800	12,245,584
Circuit City Stores, Inc. (a)	555,200	8,372,416
TJX Cos., Inc.	452,100	12,432,750

		46,755,970

Textiles, Apparel & Luxury Goods—1.9%
Liz Claiborne, Inc.	629,300	23,472,890

Security Description	Shares	Value*

Thrifts & Mortgage Finance—4.2%
IndyMac Bancorp, Inc. (a)	555,100	$16,192,267
MGIC Investment Corp. (a)	319,700	18,178,142
The PMI Group, Inc.	380,900	17,014,803

		51,385,212

Total Common Stock (Identified Cost $1,043,391,727)		1,179,432,850

Preferred Stock—1.7%

Aerospace & Defense—1.7%
Empresa Brasileira de Aeronautica S.A. (ADR) (b)	418,400	20,171,064

Total Preferred Stock (Identified Cost $16,142,079)		20,171,064

Short Term Investments—2.5%
Security Description	Face Amount	Value*

Repurchase Agreement—2.5%
State Street Corp. Repurchase Agreement dated 06/30/07 at 1.70% to be repurchased at $31,170,415 on 07/02/07, collateralized by $28,475,000 U.S. Treasury Bond 6.25% due 08/15/23 with a value of $32,105,563.	$31,166,000	31,166,000

Total Short Term Investments (Identified Cost $31,166,000)		31,166,000

Total Investments—100.2% (Identified Cost $1,090,699,806) (c)		1,230,769,914
Liabilities in excess of other assets		(2,372,336)

Total Net Assets—100%		$1,228,397,578

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $205,518,545 and the collateral received consisted of cash in the amount of $185,910,759 and securities with a market value of $ 26,388,419.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $1,090,699,806 and the composition of unrealized appreciation and depreciation of investment securities was $209,491,260 and $(69,421,152), respectively.

(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$1,230,769,914
Cash		845
Collateral for securities loaned		212,299,178
Receivable for:
Securities sold		18,137,246
Fund shares sold		1,833,072
Accrued interest and dividends		1,415,236
Foreign taxes		161

Total Assets		1,464,455,652
Liabilities
Payable for:
Fund shares redeemed	$1,175,512
Securities purchased	21,628,918
Withholding taxes	46,137
Return of collateral for securities loaned	212,299,178
Accrued expenses:
Management fees	655,958
Service and distribution fees	89,622
Other expenses	162,749

Total Liabilities		236,058,074

Net Assets		$1,228,397,578

Net assets consists of:
Capital paid in		$1,008,427,775
Undistributed net investment income		8,116,959
Accumulated net realized gains		71,780,685
Unrealized appreciation on investments and foreign currency		140,072,159

Net Assets		$1,228,397,578

Computation of offering price:
Class A
Net asset value and redemption price per share ($761,789,868 divided by 33,868,441 shares outstanding)		$22.49

Class B
Net asset value and redemption price per share ($371,964,210 divided by 16,697,143 shares outstanding)		$22.28

Class E
Net asset value and redemption price per share ($94,643,500 divided by 4,221,539 shares outstanding)		$22.42

Identified cost of investments		$1,090,699,806

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$11,190,729	(a)
Interest		721,796	(b)

		11,912,525
Expenses
Management fees	$3,516,524
Service and distribution fees—Class B	426,603
Service and distribution fees—Class E	68,498
Directors’ fees and expenses	11,011
Custodian	46,257
Audit and tax services	15,859
Legal	7,105
Printing	128,892
Insurance	4,268
Miscellaneous	9,603

Total expenses	4,234,620
Expense reductions	(108,830)	4,125,790

Net Investment Income		7,786,735

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	72,152,323
Futures contracts—net	(178,304)
Foreign currency transactions—net	(339)	71,973,680

Unrealized appreciation on:
Investments—net	12,929,031
Foreign currency transactions—net	2,198	12,931,229

Net gain		84,904,909

Net Increase in Net Assets From Operations		$92,691,644

(a)	Net of foreign taxes of $68,475.
(b)	Includes income on securities loaned of $379,456.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$7,786,735	$6,365,226
Net realized gain	71,973,680	31,895,557
Unrealized appreciation	12,931,229	52,306,093

Increase in net assets from operations	92,691,644	90,566,876

From Distributions to Shareholders
Net investment income
Class A	(3,653,118)	(2,278,227)
Class B	(1,085,328)	(662,115)
Class E	(369,343)	(335,325)

	(5,107,789)	(3,275,667)

Net realized gain
Class A	(19,661,495)	(41,155,752)
Class B	(10,264,105)	(22,662,908)
Class E	(2,686,871)	(8,496,351)

	(32,612,471)	(72,315,011)

Total distributions	(37,720,260)	(75,590,678)

Increase in net assets from capital share transactions	228,283,599	199,126,077

Total increase in net assets	283,254,983	214,102,275

Net Assets
Beginning of the period	945,142,595	731,040,320

End of the period	$1,228,397,578	$945,142,595

Undistributed Net Investment Income
End of the period	$8,116,959	$5,438,013

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	10,417,436	$233,010,733	9,832,182	$200,950,338
Reinvestments	1,038,513	23,314,613	2,095,223	43,433,979
Redemptions	(3,161,648)	(70,365,437)	(6,802,398)	(138,222,422)

Net increase	8,294,301	$185,959,909	5,125,007	$106,161,895

Class B
Sales	2,690,860	$59,618,755	6,271,533	$127,421,240
Reinvestments	510,087	11,349,433	1,135,038	23,325,023
Redemptions	(1,331,727)	(29,421,419)	(2,658,825)	(53,486,709)

Net increase	1,869,220	$41,546,769	4,747,746	$97,259,554

Class E
Sales	371,534	$8,356,725	801,181	$16,648,526
Reinvestments	136,560	3,056,214	427,270	8,831,676
Redemptions	(480,333)	(10,636,018)	(1,469,228)	(29,775,574)

Net increase (decrease)	27,761	$776,921	(240,777)	$(4,295,372)

Increase derived from capital share transactions		$228,283,599		$199,126,077

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$21.27		$20.97	$20.67	$17.35	$12.76	$14.16

Income From Investment Operations
Net investment income	0.34	(d)	0.18 (d)	0.12	0.07	0.06	0.06
Net realized and unrealized gain (loss) of investments	1.66	(d)	2.18 (d)	2.08	3.82	4.58	(1.42)

Total from investment operations	2.00		2.36	2.20	3.89	4.64	(1.36)

Less Distributions
Distributions from net investment income	(0.12)		(0.11)	(0.06)	(0.05)	(0.05)	(0.01)
Distributions from net realized capital gains	(0.66)		(1.95)	(1.84)	(0.52)	0.00	(0.03)

Total distributions	(0.78)		(2.06)	(1.90)	(0.57)	(0.05)	(0.04)

Net Asset Value, End of Period	$22.49		$21.27	$20.97	$20.67	$17.35	$12.76

Total Return (%)	9.4	(a)	11.5	12.3	22.9	36.5	(9.6)
Ratio of operating expenses to average net assets before expense reductions (%)	0.69	(b)	0.73	0.76	0.76	0.80	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.67	(b)	0.70	0.75	0.73	0.77	0.77
Ratio of net investment income to average net assets (%)	1.55	(b)	0.86	0.67	0.43	0.41	0.43
Portfolio turnover rate (%)	56	(b)	47	90	55	61	84
Net assets, end of period (000)	$761,790		$544,070	$428,897	$327,782	$222,050	$156,117

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$21.05		$20.78	$20.51	$17.23	$12.69	$14.12

Income From Investment Operations
Net investment income	0.27	(d)	0.12 (d)	0.07	0.03	0.03	0.01
Net realized and unrealized gain (loss) of investments	1.69	(d)	2.16 (d)	2.06	3.79	4.55	(1.40)

Total from investment operations	1.96		2.28	2.13	3.82	4.58	(1.39)

Less Distributions
Distributions from net investment income	(0.07)		(0.06)	(0.02)	(0.02)	(0.04)	(0.01)
Distributions from net realized capital gains	(0.66)		(1.95)	(1.84)	(0.52)	0.00	(0.03)

Total distributions	(0.73)		(2.01)	(1.86)	(0.54)	(0.04)	(0.04)

Net Asset Value, End of Period	$22.28		$21.05	$20.78	$20.51	$17.23	$12.69

Total Return (%)	9.3	(a)	11.2	11.9	22.7	36.2	(9.9)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	(b)	0.98	1.01	1.01	1.05	1.05
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.92	(b)	0.95	0.99	0.98	1.02	1.02
Ratio of net investment income to average net assets (%)	1.24	(b)	0.61	0.46	0.17	0.18	0.17
Portfolio turnover rate (%)	56	(b)	47	90	55	61	84
Net assets, end of period (000)	$371,964		$312,192	$209,448	$93,366	$27,173	$11,113

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$21.19		$20.90	$20.61	$17.31	$12.74	$14.15

Income From Investment Operations
Net investment income	0.29	(d)	0.15 (d)	0.10	0.05	0.05	0.03
Net realized and unrealized gain (loss) of investments	1.69	(d)	2.17 (d)	2.06	3.81	4.57	(1.40)

Total from investment operations	1.98		2.32	2.16	3.86	4.62	(1.37)

Less Distributions
Distributions from net investment income	(0.09)		(0.08)	(0.03)	(0.04)	(0.05)	(0.01)
Distributions from net realized capital gains	(0.66)		(1.95)	(1.84)	(0.52)	0.00	(0.03)

Total distributions	(0.75)		(2.03)	(1.87)	(0.56)	(0.05)	(0.04)

Net Asset Value, End of Period	$22.42		$21.19	$20.90	$20.61	$17.31	$12.74

Total Return (%)	9.4	(a)	11.3	12.1	22.8	36.4	(9.7)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	(b)	0.88	0.91	0.91	0.95	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.82	(b)	0.85	0.90	0.88	0.92	0.92
Ratio of net investment income to average net assets (%)	1.30	(b)	0.72	0.52	0.28	0.29	0.29
Portfolio turnover rate (%)	56	(b)	47	90	55	61	84
Net assets, end of period (000)	$94,644		$88,880	$92,695	$72,652	$28,400	$5,735

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Mid Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$10,651,798	$22,015,796	$64,938,880	$29,010,138	$—	$—	$75,590,678	$51,025,934

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$10,842,527	$26,713,297	$127,442,595	$—	$164,998,419

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$494,633,712	$0	$299,817,895

MSF-13

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Neuberger Berman Mid Cap Value	$3,516,524	0.650%	Of the first $1.0 billion
		0.600%	On amounts in excess of $1.0 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management, Inc. is compensated to provide subadvisory services for the Neuberger Berman Mid Cap Value Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The Portfolio’s outstanding loans at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc. Oppenheimer Global Equity Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Oppenheimer Global Equity Portfolio returned 8.6%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index1, which returned 9.2%. The average return of its peer group, the Lipper Variable Insurance Products Global Growth Funds Universe2, was 9.9% over the same period.

PORTFOLIO REVIEW

In the U.S., as of June 30, 2007, 10 year bond yields were back to where they were a year ago after having been lower for much of the intervening period. Oil prices were about 40% higher than the lows reached in January and almost back to the highs achieved mid-2006. Inflation was relatively well contained. U.S. sub-prime mortgage lending worries abounded and housing demand and new starts both seemed to be on a significant downtrend. Japanese property prices were finally rising after a 15 year downtrend and European real estate was very strong. The global economy grew nicely, with growth estimates revised up in both Asia-Pacific and Europe. Other than fears of excess liquidity in the market, confidence in the rest of the world was high. This resulted in the rest of the world picking up the slack of a slowing U.S. growth rate. The pace of merger and acquisition activity remained high and the easy availability of debt financing underpinned stock valuations. In short, it has been a mixed environment for stocks with risks rising but earnings still robust and valuations relative to bonds still favorable.

Our investment philosophy is based on the idea that real earnings growth drives stock prices and that we are most likely to identify long-term earnings growth opportunities by examining trends that provide tailwinds for growth in the coming decade. We are agnostic as to the location of a good investment; we tend to worry less about geography and more about economics. However, we tend to avoid jurisdictions where the legal structures are inadequate to provide shareholder protection, particularly from expropriation and dictatorial caprice, which we see as an economic rather than a geographic rationale. For risk management purposes, however, we are diversified across a number of geographies and business types.

Our thesis of looking for value in high economic return sectors through the business cycle continues to highlight technology oriented businesses that are benefiting from long tail trends in mobile telephony, networking, energy efficient lighting, sensors, factory automation, software and semiconductors. We also have a positive outlook for gaming and gambling machines and software, high value added capital goods, cruise ships, luxury goods, private banking, beer and drug discovery companies. They fit our New Technologies, Mass Affluence and Aging themes most admirably, with the Restructuring theme an overlay on underperforming businesses in the process of transformation.

The Portfolio underperformed its benchmark, the MSCI World Index, for the six-month period ended June 30, 2007. The Portfolio’s largest relative contributors to return were financials, consumer discretionary and consumer staples. Financials, the broadest underweight for the period, delivered relative allocation gains as the sector underperformed the market. The sector also received positive support from stock selection. Excess relative returns in consumer discretionary and consumer staples were driven by stock selection, although an overweight to consumer discretionary detracted from performance. A relative overweight position in technology and underweight in metals and materials were primarily the reason for the underperformance.

Of our larger holdings, notable successes included H&M (Hennes & Mauritz AB), Tiffany & Co., Grupo Televisa S.A., and Porsche AG. Disappointments included Advanced Micro Devices, Inc., Sirius Satellite Radio, Inc., Amgen, Inc. (not held in the Portfolio as of June 30, 2007) and SAP AG.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from around the world.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE

MSCI WORLD INDEX

Average Annual Returns as of June 30, 2007

	Oppenheimer Global Equity Portfolio			MSCI World Index
	Class A	Class B	Class E
6 Months	8.6%	8.5%	8.5%	9.2%
1 Year	23.0	22.7	22.8	23.6
5 Years	14.5	—	14.4	14.0
10 Years	8.6	—	—	7.1
Since Inception	—	17.0	8.5	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
Telefonaktiebolaget LM Ericsson (Class B)	3.8%
Siemens AG	2.2%
Vodafone Group, Plc.	2.2%
Hennes & Mauritz AB (Series B)	1.9%
Microsoft Corp.	1.5%
Royal Bank of Scotland Group, Plc.	1.5%
eBay, Inc.	1.5%
Allianz AG	1.4%
Credit Suisse Group	1.4%
LVMH Moet Hennessy Louis Vuitton S.A.	1.4%

Top Countries

% of Total Net Assets
United States	31.3%
United Kingdom	12.1%
Japan	10.8%
Sweden	6.8%
Germany	6.6%
France	6.4%
Switzerland	3.3%
Mexico	3.0%
India	2.9%
Cayman Islands	2.5%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending account value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Oppenheimer Global Equity—Class A	Actual	0.60%	$1,000.00	$1,086.20	$3.10
	Hypothetical	0.60%	$1,000.00	$1,021.78	$3.01

Oppenheimer Global Equity—Class B	Actual	0.85%	$1,000.00	$1,085.20	$4.39
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

Oppenheimer Global Equity—Class E	Actual	0.75%	$1,000.00	$1,085.00	$3.88
	Hypothetical	0.75%	$1,000.00	$1,021.02	$3.76

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—96.6% of Total Net Assets

Security Description	Shares	Value*

Canada—1.8%
Husky Energy, Inc.	151,800	$12,517,380
Manulife Financial Corp.	145,960	5,467,582

		17,984,962

Cayman Islands—2.5%
3SBio, Inc. (ADR) (a)	41,100	396,204
ACE, Ltd.	100,970	6,312,644
Transocean, Inc.	126,870	13,445,683
XL Capital, Ltd. (Class A) (b)	67,010	5,648,273

		25,802,804

Denmark—0.4%
Novo Nordisk A/S	36,300	3,949,095

Finland—0.6%
Fortum Oyj (b)	210,680	6,572,428

France—6.4%
BNP Paribas S.A.	23,050	2,742,983
European Aeronautic Defense & Space Co. (b)	312,957	10,126,191
LVMH Moet Hennessy Louis Vuitton S.A. (b)	119,561	13,764,555
NicOx S.A. (a) (b)	51,405	1,247,204
Sanofi-Aventis (b)	115,482	9,314,692
Société Générale (b)	50,879	9,391,406
Technip S.A. (b)	152,000	12,528,080
Total S.A. (b)	72,158	5,851,048

		64,966,159

Germany—5.8%
Allianz AG (b)	59,420	13,908,718
Bayerische Motoren Werke AG (b)	159,535	10,338,870
SAP AG	229,360	11,770,935
Siemens AG	156,468	22,485,720

		58,504,243

Hong Kong—0.4%
Hutchison Whampoa, Ltd.	361,000	3,585,676

India—2.9%
Dish TV India, Ltd. (a)	597,114	1,571,143
Hindustan Lever, Ltd.	1,028,800	4,816,584
ICICI Bank, Ltd. (ADR) (b)	58,630	2,881,664
Infosys Technologies, Ltd.	226,926	10,783,743
Wire & Wireless India, Ltd. (a)	519,230	810,592
Zee News, Ltd. (a)	469,487	531,616
Zee Telefilms, Ltd.	1,074,460	7,793,120

		29,188,462

Italy—0.8%
Bulgari S.p.A. (b)	335,700	5,377,930
Tod’s S.p.A.	28,800	2,568,665

		7,946,595

Security Description	Shares	Value*

Japan—10.8%
Canon, Inc.	69,100	$4,045,827
Chugai Pharmaceutical Co., Ltd. (b)	166,100	2,977,974
Credit Saison Co., Ltd.	176,200	4,536,343
Fanuc, Ltd.	27,300	2,806,145
Hoya Corp. (b)	214,800	7,093,090
KDDI Corp.	1,376	10,171,907
Keyence Corp. (b)	20,900	4,563,128
Kyocera Corp.	52,200	5,553,484
Murata Manufacturing Co., Ltd.	130,300	9,766,223
Nidec Corp. (b)	36,000	2,107,168
Nintendo Co., Ltd.	18,000	6,559,065
Resona Holdings, Inc. (b)	1,338	3,185,363
Secom Co., Ltd.	105,000	4,934,408
Sega Sammy Holdings, Inc. (b)	131,700	2,123,909
Seven & I Holdings Co., Ltd.	108,891	3,100,474
Shionogi & Co., Ltd.	305,000	4,958,569
Sony Corp.	259,328	13,295,507
Square Enix Co., Ltd. (b)	140,400	3,535,990
Sumitomo Mitsui Financial Group, Inc.	755	7,019,967
Toyota Motor Corp.	115,200	7,247,306

		109,581,847

Mexico—2.2%
Fomento Economico Mexicano S.A. de C.V. (b)	1,876,860	7,366,135
Grupo Modelo S.A. de C.V.	864,910	4,717,064
Grupo Televisa S.A. (ADR)	388,870	10,736,701

		22,819,900

Netherlands—1.2%
Koninklijke Philips Electronics NV	287,048	12,155,340

Norway—0.6%
Tandberg ASA (b)	255,970	5,694,837

Panama—1.2%
Carnival Corp.	250,570	12,220,299

Singapore—0.2%
Singapore Press Holdings, Ltd.	785,000	2,381,227

South Korea—2.4%
Hyundai Heavy Industries Co., Ltd.	23,266	8,680,884
Samsung Electronics Co., Ltd.	9,772	5,969,974
SK Telecom Co., Ltd. (ADR) (b)	343,140	9,384,879

		24,035,737

Spain—1.0%
Inditex S.A.	168,490	9,927,712

Sweden—6.8%
Assa Abloy AB (Series B)	233,400	5,141,612
Hennes & Mauritz AB (Series B)	328,810	19,412,880
Investor AB	241,100	6,230,207
Telefonaktiebolaget LM Ericsson (Class B)	9,684,480	38,583,733

		69,368,432

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—3.3%
Credit Suisse Group	195,749	$13,853,852
Novartis AG	87,672	4,924,396
Roche Holding AG	67,758	11,994,293
Syngenta AG	12,242	2,381,875

		33,154,416

Taiwan—2.0%
Benq Corp.	2,913,000	1,108,762
MediaTek, Inc.	667,100	10,428,262
Taiwan Semiconductor Manufacturing Co., Ltd.	2,921,216	6,323,310
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	236,677	2,634,218

		20,494,552

United Kingdom—12.1%
BP, Plc. (ADR) (b)	111,250	8,025,575
Burberry Group, Plc.	338,803	4,624,873
Cadbury Schweppes, Plc.	753,651	10,243,866
Diageo, Plc.	279,814	5,806,509
Experian Group, Ltd.	168,548	2,121,287
HSBC Holdings, Plc.	530,857	9,685,382
Pearson, Plc.	275,262	4,631,370
Prudential, Plc.	625,772	8,902,333
Reckitt Benckiser, Plc.	237,578	12,995,464
Royal Bank of Scotland Group, Plc.	1,213,716	15,333,910
RT Group, Plc. (c) (d) (e)	282,264	0
Smith & Nephew, Plc.	421,628	5,212,263
Tesco, Plc.	996,138	8,330,449
Vodafone Group, Plc.	6,549,101	22,014,871
WPP Group, Plc.	350,345	5,235,601

		123,163,753

United States—31.2%
3M Co.	117,070	10,160,505
Acadia Pharmaceuticals, Inc. (b)	75,300	1,029,351
Adobe Systems, Inc. (a)	252,470	10,136,670
Advanced Micro Devices, Inc. (a) (b)	601,610	8,603,023
Affymetrix, Inc. (b)	84,340	2,099,223
Aflac, Inc.	48,900	2,513,460
Altera Corp. (a) (b)	302,230	6,688,350
American International Group, Inc.	72,900	5,105,187
Automatic Data Processing, Inc.	226,310	10,969,246
Berkshire Hathaway, Inc. (Class B) (a)	1,630	5,876,150
Boeing Co.	72,860	7,006,218
Boston Scientific Corp. (a)	435,181	6,675,677
Chevron Corp.	90,070	7,587,497
Cisco Systems, Inc. (a)	160,410	4,467,419
Citadel Broadcasting Corp.	20,985	135,355
Coach, Inc. (a)	74,680	3,539,085
Colgate-Palmolive Co.	112,800	7,315,080
Corning, Inc. (a)	442,810	11,313,795
Cree, Inc. (a) (b)	201,140	5,199,469

Security Description	Shares	Value*

United States—(Continued)
eBay, Inc. (a)	464,030	$14,932,485
Emerson Electric Co.	217,500	10,179,000
Genentech, Inc. (a)	48,540	3,672,536
Getty Images, Inc. (a) (b)	60,300	2,882,943
Gilead Sciences, Inc. (a)	209,360	8,116,887
InterMune, Inc. (a) (b)	68,300	1,771,702
International Game Technology	143,670	5,703,699
Intuit, Inc. (a)	309,420	9,307,354
Johnson & Johnson	36,950	2,276,859
Juniper Networks, Inc. (a) (b)	544,200	13,697,514
Linear Technology Corp. (b)	124,910	4,519,244
Lockheed Martin Corp.	58,980	5,551,787
Maxim Integrated Products, Inc.	244,090	8,155,047
McDonald’s Corp.	140,500	7,131,780
Medtronic, Inc.	67,260	3,488,104
Microsoft Corp.	529,860	15,614,974
Morgan Stanley	129,270	10,843,168
Nektar Therapeutics (a) (b)	68,770	652,627
Northern Trust Corp.	151,760	9,749,062
Northrop Grumman Corp.	65,430	5,095,034
Praxair, Inc.	37,600	2,706,824
Raytheon Co.	108,150	5,828,204
Regeneron Pharmaceuticals, Inc. (a) (b)	43,890	786,509
Scientific Games Corp. (a) (b)	31,000	1,083,450
Seattle Genetics, Inc. (a)	42,550	417,416
Shuffle Master, Inc. (a) (b)	61,500	1,020,900
Sirius Satellite Radio, Inc. (a) (b)	2,356,460	7,116,509
The Walt Disney Co.	273,260	9,329,096
Theravance, Inc. (a) (b)	70,680	2,261,760
Tiffany & Co.	196,500	10,426,290
Wal-Mart Stores, Inc.	188,910	9,088,460
Xilinx, Inc.	201,990	5,407,272
Yahoo!, Inc. (a)	65,500	1,777,015

		317,012,271

Total Common Stock (Identified Cost $832,610,733)		980,510,747

Preferred Stock—2.6%

Brazil—1.0%
Empresa Brasileira de Aeronautica S.A. (ADR) (a)	209,110	10,081,193

Germany—0.8%
Porsche AG	4,520	8,037,946

Mexico—0.8%
Companhia de Bebidas das Americas (ADR)	113,350	7,934,500

Total Preferred Stock (Identified Cost $16,515,942)		26,053,639

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Short Term Investments—0.7%

Security Description	Face Amount	Value*

United States—0.7%
State Street Corp. Repurchase Agreement dated 06/29/07 at 1.70% to be repurchased at $7,341,040 on 07/02/07, collateralized by $6,645,000 U.S. Treasury Bond 6.25% due 08/15/23 with a value of $7,492,238.	$7,340,000	$7,340,000

Total Short Term Investments (Identified Cost $7,340,000)		7,340,000

Total Investments—99.9% (Identified Cost $856,466,675) (f)		1,013,904,386
Other assets less liabilities		535,019

Total Net Assets—100%		$1,014,439,405

Ten Largest Industries as of June 30, 2007	Percentage of Total Net Assets
Semiconductors & Semiconductor Equipment	7.2%
Communications Equipment	6.7%
Insurance	5.3%
Media	5.2%
Software	5.0%
Commercial Banks	5.0%
Aerospace & Defense	4.3%
Wireless Telecommunication Services	4.1%
Oil, Gas & Consumable Fuels	4.0%
Pharmaceuticals	4.0%

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $144,030,477 and the collateral received consisted of cash in the amount of $149,429,118 and securities with a market value of $211,338.
(c)	Zero Valued Security.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(f)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $856,466,675 and the composition of unrealized appreciation and depreciation of investment securities was $184,307,183 and $(26,869,472), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$1,013,904,386
Cash		271
Foreign cash at value		1,380,182
Collateral for securities loaned		149,640,456
Receivable for:
Fund shares sold		472,676
Accrued interest and dividends		1,610,081
Foreign taxes		83,402

Total Assets		1,167,091,454
Liabilities
Payable for:
Fund shares redeemed	$1,419,221
Securities purchased	9,995
Withholding taxes	835,635
Return of collateral for securities loaned	149,640,456
Accrued expenses:
Management fees	426,402
Service and distribution fees	62,185
Other expenses	258,155

Total Liabilities		152,652,049

Net Assets		$1,014,439,405

Net assets consists of:
Capital paid in		$841,425,399
Undistributed net investment income		6,700,921
Accumulated net realized gains		9,598,116
Unrealized appreciation on investments and foreign currency		156,714,969

Net Assets		$1,014,439,405

Computation of offering price:
Class A
Net asset value and redemption price per share ($701,437,580 divided by 39,298,126 shares outstanding)		$17.85

Class B
Net asset value and redemption price per share ($287,816,807 divided by 16,162,241 shares outstanding)		$17.81

Class E
Net asset value and redemption price per share ($25,185,018 divided by 1,414,717 shares outstanding)		$17.80

Identified cost of investments		$856,466,675

Identified cost of foreign cash		$1,372,342

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$11,040,619	(a)
Interest		542,516	(b)

		11,583,135
Expenses
Management fees	$2,448,795
Service and distribution fees—Class B	338,849
Service and distribution fees—Class E	18,287
Directors’ fees and expenses	11,011
Custodian	243,255
Audit and tax services	15,859
Legal	6,100
Printing	121,865
Insurance	4,541
Miscellaneous	9,965

Total expenses		3,218,527

Net Investment Income		8,364,608

Realized and Unrealized Gain
Realized gain on:
Investments—net	9,979,965
Foreign currency transactions—net	742,076	10,722,041

Unrealized appreciation (depreciation) on:
Investments—net	59,916,702
Foreign currency transactions—net	(11,839)	59,904,863

Net gain		70,626,904

Net Increase in Net Assets From Operations		$78,991,512

(a)	Net of foreign taxes of $1,063,465.
(b)	Includes income on securities loaned of $514,437.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$8,364,608	$8,353,873
Net realized gain	10,722,041	13,346,068
Unrealized appreciation	59,904,863	61,071,625

Increase in net assets from operations	78,991,512	82,771,566

From Distributions to Shareholders
Net investment income
Class A	(7,335,264)	(6,101,747)
Class B	(2,440,729)	(1,075,045)
Class E	(241,497)	(559,487)

	(10,017,490)	(7,736,279)

Net realized gain
Class A	(9,569,355)	(4,715,671)
Class B	(4,046,887)	(926,967)
Class E	(358,756)	(454,856)

	(13,974,998)	(6,097,494)

Total distributions	(23,992,488)	(13,833,773)

Increase in net assets from capital share transactions	26,563,401	589,438,114

Total increase in net assets	81,562,425	658,375,907

Net Assets
Beginning of the period	932,876,980	274,501,073

End of the period	$1,014,439,405	$932,876,980

Undistributed Net Investment Income
End of the period	$6,700,921	$8,353,803

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	3,148,671	$55,010,489	28,196,746	$445,346,815
Reinvestments	967,637	16,904,619	687,257	10,817,418
Redemptions	(3,245,580)	(56,284,415)	(5,417,003)	(83,897,755)

Net increase	870,728	$15,630,693	23,467,000	$372,266,478

Class B
Sales	1,601,441	$27,662,063	15,166,597	$239,200,993
Reinvestments	371,996	6,487,616	127,354	2,002,012
Redemptions	(1,313,580)	(22,694,297)	(1,637,262)	(25,211,269)

Net increase	659,857	$11,455,382	13,656,689	$215,991,736

Class E
Sales	109,491	$1,893,586	421,002	$6,535,337
Reinvestments	34,438	600,253	64,608	1,014,343
Redemptions	(175,478)	(3,016,513)	(412,215)	(6,369,780)

Net increase (decrease)	(31,549)	$(522,674)	73,395	$1,179,900

Increase derived from capital share transactions		$26,563,401		$589,438,114

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.86		$15.11	$13.09	$11.43	$8.98	$10.86

Income From Investment Operations
Net investment income	0.32	(d)	0.21 (d)	0.12	0.11	0.14	0.13
Net realized and unrealized gain (loss) of investments	1.13	(d)	2.26 (d)	1.98	1.74	2.52	(1.84)

Total from investment operations	1.45		2.47	2.10	1.85	2.66	(1.71)

Less Distributions
Distributions from net investment income	(0.20)		(0.41)	(0.08)	(0.19)	(0.21)	(0.17)
Distributions from net realized capital gains	(0.26)		(0.31)	0.00	0.00	0.00	0.00

Total distributions	(0.46)		(0.72)	(0.08)	(0.19)	(0.21)	(0.17)

Net Asset Value, End of Period	$17.85		$16.86	$15.11	$13.09	$11.43	$8.98

Total Return (%)	8.6	(b)	16.6	16.2	16.4	30.5	(16.0)
Ratio of operating expenses to average net assets (%)	0.60	(c)	0.66	0.93	0.81	0.84	0.81
Ratio of net investment income to average net assets (%)	1.82	(c)	1.37	0.87	0.95	1.35	1.27
Portfolio turnover rate (%)	18	(c)	73	115	79	65	45
Net assets, end of period (000)	$701,438		$648,024	$226,037	$195,181	$179,334	$143,518

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004(a)
Net Asset Value, Beginning of Period	$16.81		$15.06	$13.04	$11.59

Income From Investment Operations
Net investment income	0.27	(d)	0.17 (d)	0.05	0.02
Net realized and unrealized gain on investments	1.15	(d)	2.25 (d)	2.02	1.43

Total from investment operations	1.42		2.42	2.07	1.45

Less Distributions
Distributions from net investment income	(0.16)		(0.36)	(0.05)	0.00
Distributions from net realized capital gains	(0.26)		(0.31)	0.00	0.00

Total distributions	(0.42)		(0.67)	(0.05)	0.00

Net Asset Value, End of Period	$17.81		$16.81	$15.06	$13.04

Total Return (%)	8.5	(b)	16.4	16.0	12.5	(b)
Ratio of operating expenses to average net assets (%)	0.85	(c)	0.91	1.18	1.06	(c)
Ratio of net investment income to average net assets (%)	1.57	(c)	1.09	0.53	0.54	(c)
Portfolio turnover rate (%)	18	(c)	73	115	79
Net assets, end of period (000)	$287,817		$260,542	$27,790	$3,646

(a)	Commencement of operations was April 26, 2004 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.81		$15.06	$13.04	$11.40	$8.96	$10.85

Income From Investment Operations
Net investment income	0.29	(d)	0.18 (d)	0.11	0.11	0.13	0.19
Net realized and unrealized gain (loss) of investments	1.13	(d)	2.27 (d)	1.97	1.71	2.52	(1.91)

Total from investment operations	1.42		2.45	2.08	1.82	2.65	(1.72)

Less Distributions
Distributions from net investment income	(0.17)		(0.39)	(0.06)	(0.18)	(0.21)	(0.17)
Distributions from net realized capital gains	(0.26)		(0.31)	0.00	0.00	0.00	0.00

Total distributions	(0.43)		(0.70)	(0.06)	(0.18)	(0.21)	(0.17)

Net Asset Value, End of Period	$17.80		$16.81	$15.06	$13.04	$11.40	$8.96

Total Return (%)	8.5	(b)	16.5	16.1	16.1	30.4	(16.1)
Ratio of operating expenses to average net assets (%)	0.75	(c)	0.81	1.08	0.96	0.99	0.96
Ratio of net investment income to average net assets (%)	1.66	(c)	1.13	0.71	0.81	1.08	1.18
Portfolio turnover rate (%)	18	(c)	73	115	79	65	45
Net assets, end of period (000)	$25,185		$24,311	$20,674	$15,303	$10,515	$2,870

(a)	Commencement of operations was April 26, 2004 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Oppenheimer Global Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange

MSF-14

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/ or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$7,736,279	$1,297,062	$6,097,494	$—	$—	$—	$13,833,773	$1,297,062

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$13,411,903	$10,438,932	$94,417,096	$—	$118,267,931

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$94,560,778	$0	$85,672,963

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Oppenheimer Global Equity	$2,448,795	0.900%	Of the first $50 million
		0.550%	Of the next $50 million
		0.500%	Of the next $400 million
		0.475%	On amounts in excess of $500 million

MSF-15

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. OppenheimerFunds, Inc. is compensated to provide subadvisory services for the Oppenheimer Global Equity Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

MSF-16

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc. Russell 2000 Index Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Russell 2000 Index Portfolio returned 6.5%, in line with its benchmark, the Russell 2000 Index1, which returned 6.5%.

On April 30, 2007, the subadviser of the Portfolio changed from Metropolitan Life Insurance Company to MetLife Investment Advisors Company, LLC.

PORTFOLIO REVIEW

The Russell 2000 Index began the year with a strong start before a sell off in the market at the end of February and early March. From February 22 through March 5, the Russell 2000 benchmark declined over 8%. The sell-off was driven primarily by the precipitous drop in the Asian emerging markets and the U.S. subprime lending crisis. Subsequently, the Index returned 10% from its low on March 5 to the end of June. This rally was largely attributable to unchanged economic fundamentals and a sense that the housing slowdown would not significantly impact the market.

The Federal Open Market Committee’s view that inflation pressures were likely to moderate over time and that economic growth would expand at a moderate pace, resulted in an unchanged federal funds rate of 5.25% during the period. The price of oil fell to $50 per barrel in January before rising to approximately $71 per barrel at the end of the first half, up approximately 16% from year-end. Concerns emanating from weaknesses in refinery utilization and global geopolitical unrest contributed to supply concerns, increasing oil prices over the period. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Nine of the twelve sectors represented in the Index experienced positive returns for the first six months of 2007. The materials & processing sector (9.3% beginning weight), up 19.2%, was the best-performing sector and had the largest positive impact on the benchmark return. The next best-performing sectors were consumer staples (2.1% beginning weight), other energy (4.6% beginning weight), producer durables (7.3% beginning weight), and auto & transportation (3.7% beginning weight), up 15.6%, 13.8%, 13.4%, and 12.5%, respectively.

Integrated oils (0.2% beginning weight) was the weakest-performing sector, down 8.1%, but had little impact on performance because of its small weight. Financial services (the largest sector with a beginning weight of 24.1%), down 4.4%, had the largest negative impact to the benchmark return.

The stocks with the largest positive impact to the benchmark return during the first six months of 2007 were aQuantive, up 156.5%; CF Industries Holdings, up 133.8%, and AK Steel Holding, up 121.4%. The stocks with the largest negative impact to the benchmark return were NovaStar Financial, down 73.8%; Hovnanian Enterprises, down 51.2%; and The Medicines Company, down 44.5%.

On June 22, 2007 Russell underwent their annual reconstitution. In total, 235 companies were added to the Russell 2000 Index and 191 were deleted. The difference of 44 names is due to Initial Public Offering (IPO) additions made on a quarterly basis and attrition throughout the twelve month period between annual reconstitutions. The post-rebalance weighted average market cap of a Russell 2000 constituent is roughly $1.2 billion. The annual Russell 2000 reconstitution generated approximately 19% turnover.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

MSF-2

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 INDEX

Average Annual Returns as of June 30, 2007

	Russell 2000 Index Portfolio			Russell 2000 Index
	Class A	Class B	Class E
6 Months	6.5%	6.4%	6.4%	6.5%
1 Year	16.1	15.8	15.9	16.4
5 Years	13.5	13.2	13.3	13.9
Since Inception	9.9	10.1	9.8	10.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
iShares Russell 2000 Index Fund	2.0%
CF Industries Holdings, Inc.	0.2%
Sotheby's Holdings, Inc. (Class A)	0.2%
Polycom, Inc.	0.2%
Hologic, Inc.	0.2%
ValueClick, Inc.	0.2%
FLIR Systems, Inc.	0.2%
Florida East Coast Industries, Inc.	0.2%
Time Warner Telecom, Inc. (Class A)	0.2%
Equinix, Inc.	0.2%

Top Sectors

% of Equity Market Value
Financials	22.6%
Consumer Discretionary	19.2%
Technology	13.2%
Health Care	11.7%
Materials & Processing	9.6%
Producer Durables	7.5%
Other Energy	4.8%
Auto & Transportation	4.4%
Utilities	4.0%
Consumer Staples	2.2%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Russell 2000 Index—Class A(a)	Actual	0.30%	$1,000.00	$1,064.70	$1.54
	Hypothetical	0.30%	$1,000.00	$1,023.28	$1.50

Russell 2000 Index—Class B(a)	Actual	0.55%	$1,000.00	$1,064.00	$2.81
	Hypothetical	0.55%	$1,000.00	$1,022.03	$2.76

Russell 2000 Index—Class E(a)	Actual	0.45%	$1,000.00	$1,064.30	$2.30
	Hypothetical	0.45%	$1,000.00	$1,022.53	$2.26

* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—95.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.4%
AAR Corp.	16,150	$533,112
American Science & Engineering, Inc. (a) (b)	3,847	218,702
Argon, Inc. (a) (b)	5,067	117,605
Ceradyne, Inc. (a) (b)	11,714	866,367
Cubic Corp.	5,913	178,454
Curtiss Wright Corp.	21,005	979,043
DynCorp. International, Inc. (a)	11,467	252,159
EDO Corp. (a)	9,094	298,920
Esterline Technologies Corp.	11,072	534,888
GenCorp, Inc. (a)	29,214	381,827
HEICO Corp. (Class A)	371	13,041
HEICO Corp. (Class B) (a)	11,220	472,138
Hexcel Corp. (a)	42,564	896,823
Innovative Solutions & Support (a)	5,983	138,925
Ladish, Inc. (a)	5,726	246,218
Moog, Inc. (a)	17,087	753,708
Orbital Sciences Corp. (b)	27,067	568,678
Taser International, Inc. (a)	33,053	461,420
Teledyne Technologies, Inc. (b)	15,249	700,692
Triumph Group, Inc.	7,467	488,864
United Industrial Corp. (a)	4,897	293,722

		9,395,306

Air Freight & Logistics—0.4%
ABX Air, Inc.	23,408	188,669
Atlas Air Worldwide Holdings, Inc. (a)	6,034	355,644
Dynamex, Inc.	4,483	114,451
EGL, Inc. (a)	14,686	682,605
Forward Air Corp.	13,946	475,419
Hub Group, Inc. (Class A)	18,714	657,984
Pacer International, Inc.	16,680	392,314

		2,867,086

Airlines—0.5%
AirTran Holdings, Inc. (a) (b)	44,237	483,068
Alaska Air Group, Inc. (b)	17,391	484,513
ExpressJet Holdings, Inc. (a)	29,759	177,959
JetBlue Airways Corp. (a) (b)	80,246	942,890
Midwest Air Group, Inc. (b)	11,297	169,681
Pinnacle Airlines Corp. (a) (b)	9,041	169,519
Republic Airways Holdings, Inc. (b)	17,610	358,364
SkyWest, Inc.	29,021	691,570

		3,477,564

Auto Components—1.0%
Aftermarket Technology Corp.	8,998	267,061
American Axle & Manufacturing Holdings, Inc.	23,325	690,886
Amerigon, Inc. (b)	9,941	178,839
ArvinMeritor, Inc. (a)	30,437	675,701
Cooper Tire & Rubber Co.	27,362	755,738
Drew Industries, Inc. (a) (b)	7,424	246,031
Exide Technologies (a) (b)	27,961	260,037
GenTek, Inc. (a)	4,203	148,030
Hayes Lemmerz International, Inc. (b)	43,276	231,527
Lear Corp. (b)	34,315	1,221,957

Security Description	Shares	Value*

Auto Components—(Continued)
Modine Manufacturing Co.	15,536	$351,114
Noble International, Ltd. (a)	5,258	107,474
Sauer-Danfoss, Inc. (a)	5,815	173,054
Spartan Motors, Inc. (a)	14,579	248,126
Standard Motor Products, Inc.	7,352	110,501
Superior Industries International, Inc. (a)	9,838	214,075
Tenneco, Inc.	21,306	746,562
Visteon Corp. (a)	56,283	455,892

		7,082,605

Automobiles—0.1%
Fleetwood Enterprises, Inc. (a)	26,499	239,816
Monaco Coach Corp. (a) (b)	10,951	157,147
Winnebago Industries, Inc. (a)	15,161	447,553

		844,516

Beverages—0.1%
Boston Beer, Inc. (a) (b)	5,333	209,854
Coca-Cola Bottling Co.	2,341	117,752
Jones Soda Co. (a)	10,399	145,794

		473,400

Biotechnology—2.7%
Acadia Pharmaceuticals, Inc. (a)	14,446	197,477
Acorda Therapeutics, Inc. (a) (b)	9,983	170,310
Alexion Pharmaceuticals, Inc. (a) (b)	16,292	734,118
Alkermes, Inc. (b)	42,894	626,252
Allos Therapeutics, Inc. (b)	20,309	89,766
Alnylam Pharmaceuticals, Inc. (a)	16,301	247,612
Altus Pharmaceuticals, Inc. (b)	10,231	118,066
Applera Corp.—Celera Genomics	34,927	433,095
Arena Pharmaceuticals, Inc.	26,752	294,004
Ariad Pharmaceuticals, Inc. (a)	26,812	147,198
Arqule, Inc. (a) (b)	15,797	111,369
Array Biopharma, Inc. (a)	23,217	270,942
Bioenvision, Inc. (a)	26,223	151,569
BioMarin Pharmaceutical, Inc. (a) (b)	43,451	779,511
Cell Genesys, Inc.	29,092	97,458
Cepheid, Inc. (a)	23,040	336,384
Cubist Pharmaceuticals, Inc. (a) (b)	26,709	526,434
CV Therapeutics, Inc. (a)	26,846	354,636
CytRx Corp. (a) (b)	41,326	128,937
Dendreon Corp. (a)	49,424	349,922
Digene Corp. (b)	9,702	582,605
Enzon Pharmaceuticals, Inc. (a)	18,276	143,467
Genomic Health, Inc. (a)	5,515	103,682
Geron Corp. (a)	33,767	237,720
GTx, Inc. (a)	5,805	93,983
Halozyme Therapeutics, Inc. (b)	29,650	273,670
Human Genome Sciences, Inc. (a) (b)	60,577	540,347
Immunomedics, Inc. (b)	27,945	115,972
Incyte Corp. (a) (b)	44,516	267,096
Indevus Pharmaceuticals, Inc. (a)	23,451	157,825
InterMune, Inc. (a) (b)	12,030	312,058
ISIS Pharmaceuticals, Inc. (a)	38,847	376,039

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
Keryx Biopharmaceuticals, Inc. (a) (b)	18,993	$185,562
Kosan Biosciences, Inc. (a) (b)	20,553	107,287
Ligand Pharmaceuticals, Inc. (a) (b)	41,523	285,678
MannKind Corp. (a) (b)	19,317	238,179
Martek Biosciences Corp. (a) (b)	14,459	375,500
Medarex, Inc. (a) (b)	55,853	798,139
Metabolix, Inc. (b)	6,874	172,056
Momenta Pharmaceuticals, Inc. (a)	9,918	99,973
Myriad Genetics, Inc. (a) (b)	18,825	700,102
Nabi Biopharmaceuticals (a) (b)	23,972	110,271
Neurocrine Biosciences, Inc. (a) (b)	15,708	176,401
Neurogen Corp. (b)	15,252	101,273
Omrix Biopharmaceuticals, Inc. (b)	6,401	201,375
Onyx Pharmaceuticals, Inc. (a) (b)	20,787	559,170
OSI Pharmaceuticals, Inc.	26,183	948,086
Pharmion Corp. (a) (b)	12,575	364,046
Progenics Pharmaceuticals, Inc. (a)	9,591	206,878
Protalix Bio Therapeutics, Inc. (b)	14,655	395,538
Regeneron Pharmaceuticals, Inc. (b)	28,889	517,691
Rigel Pharmaceuticals, Inc. (a) (b)	11,376	101,360
Savient Pharmaceuticals, Inc. (a)	24,781	307,780
Seattle Genetics, Inc. (b)	19,540	191,687
Senomyx, Inc. (a) (b)	12,840	173,340
Tanox, Inc. (a)	13,133	254,912
United Therapeutics Corp. (a) (b)	10,330	658,641
Vanda Pharmaceuticals, Inc. (a) (b)	12,291	249,016
XOMA, Ltd. (b)	61,513	187,000
Zymogenetics, Inc. (a)	19,674	287,437

		18,323,902

Building Products—0.5%
AAON, Inc. (a)	3,829	121,954
American Woodmark Corp. (a)	6,518	225,523
Ameron International Corp. (a)	4,079	367,885
Apogee Enterprises, Inc.	12,965	360,686
Builders Firstsource, Inc.	6,403	102,832
Goodman Global, Inc. (b)	17,154	381,162
Griffon Corp. (a) (b)	13,886	302,437
Insteel Industries, Inc. (a)	6,154	110,772
NCI Building Systems, Inc. (a)	9,230	455,316
Simpson Manufacturing Co., Inc. (a)	18,113	611,132
Trex Co., Inc. (a) (b)	5,001	98,170
Universal Forest Products, Inc.	7,724	326,416

		3,464,285

Capital Markets—1.6%
Apollo Investment Corp. (a)	45,078	970,079
Ares Capital Corp.	31,431	529,612
Calamos Asset Management, Inc.	11,756	300,366
Capital Southwest Corp. (a)	1,404	218,729
Cohen & Steers, Inc. (a)	7,968	346,210
Cowen Group, Inc. (b)	7,495	134,235
Evercore Partners, Inc.	4,187	124,647
FCStone Group, Inc. (a)	2,754	157,832
Gamco Investors, Inc. (a)	2,573	144,217
GFI Group, Inc. (a) (b)	7,254	525,770

Security Description	Shares	Value*

Capital Markets—(Continued)
Gladstone Capital Corp. (a)	4,639	$99,553
Greenhill & Co., Inc. (a)	8,020	551,054
Hercules Technology Growth Capital	10,892	147,151
HFF, Inc. (b)	4,988	77,364
KBW, Inc. (a) (b)	13,307	390,960
Knight Capital Group, Inc.	46,169	766,405
Kohlberg Capital Corp.	6,800	126,140
LaBranche & Co., Inc. (a) (b)	27,614	203,791
Ladenburg Thalmann Financial Services, Inc. (a) (b)	46,679	107,362
MarketAxess Holdings, Inc. (a)	16,971	305,308
MCG Capital Corp.	28,336	453,943
MVC Capital, Inc.	11,235	211,330
optionsXpress Holdings, Inc. (a)	19,776	507,452
Patriot Capital Funding, Inc. (a)	8,686	128,987
PennantPark Investment Corp. (a)	9,463	132,861
Penson Worldwide, Inc. (b)	6,797	166,730
Piper Jaffray Co. (b)	9,065	505,192
Prospect Capital Corp.	9,326	162,925
Stifel Financial Corp. (a)	6,593	388,262
SWS Group, Inc.	12,633	273,125
Technology Investment Capital Corp. (a)	9,757	154,063
Thomas Weisel Partners Group, Inc. (a) (b)	10,086	167,932
TradeStation Group, Inc. (a) (b)	11,070	128,966
U.S. Global Investors, Inc. (a)	5,597	126,884
Waddell & Reed Financial, Inc. (Class A)	37,702	980,629
WP Stewart & Co., Ltd.	10,568	115,086

		10,831,152

Chemicals—2.0%
A. Schulman, Inc.	12,404	301,789
American Vanguard Corp. (a)	10,443	149,544
Arch Chemicals, Inc.	10,726	376,912
Balchem Corp. (a)	6,583	119,613
Calgon Carbon Corp. (a)	18,160	210,656
CF Industries Holdings, Inc.	25,392	1,520,727
Ferro Corp.	20,531	511,838
Flotek Industries, Inc. (b)	4,224	253,229
Georgia Gulf Corp. (a)	17,135	310,315
H.B. Fuller Co.	25,714	768,591
Hercules, Inc.	52,873	1,038,954
Innophos Holdings, Inc.	9,845	140,784
Innospec, Inc.	6,348	375,865
Koppers Holdings, Inc.	8,064	271,596
Landec Corp. (b)	10,322	138,315
LSB Industries, Inc. (a) (b)	6,942	148,420
Minerals Technologies, Inc.	8,637	578,247
NewMarket Corp. (a)	8,322	402,535
Olin Corp.	33,407	701,547
OM Group, Inc.	12,973	686,531
Pioneer Companies, Inc. (a)	5,217	179,308
PolyOne Corp.	36,965	265,778
Rockwood Holdings, Inc.	15,580	569,449
Sensient Technologies Corp.	19,698	500,132
Spartech Corp.	15,247	404,808
Symyx Technologies, Inc. (b)	13,455	154,867
Terra Industries, Inc. (a)	45,822	1,164,795

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Chemicals—(Continued)
Tronox, Inc.	16,366	$229,942
W.R. Grace & Co. (a) (c)	33,152	811,893
Zoltek Companies, Inc.	9,896	410,981

		13,697,961

Commercial Banks—5.5%
1st Source Corp.	4,996	124,500
Alabama National Bancorp (a)	8,296	513,025
Amcore Financial, Inc.	10,113	293,176
Americanwest Bancorp (a)	5,667	103,309
Ameris Bancorp (a)	6,273	140,954
Bancfirst Corp.	3,774	161,603
Banco Latinoamericano de Exportaciones S.A.	12,549	235,921
Bank of Granite Corp.	1	17
Bank of the Ozarks, Inc. (a)	5,516	153,731
BankFinancial Corp. (a)	8,867	136,995
Banner Corp. (a)	4,800	163,488
Boston Private Financial Holdings, Inc. (a)	16,252	436,691
Cadence Financial Corp.	1	19
Capital City Bank Group, Inc. (a)	5,862	183,715
Capital Corp. of the West (a)	3,636	87,119
Capitol Bancorp, Ltd. (a)	5,817	158,979
Cascade Bancorp. (a)	10,219	236,468
Cathay General Bancorp (a)	23,561	790,236
Centennial Bank Holdings, Inc. (a)	23,217	196,648
Central Pacific Financial Corp.	14,719	485,874
Chemical Financial Corp. (a)	12,706	328,704
Chittenden Corp.	21,963	767,607
Citizens Banking Corp. (a)	34,406	629,630
City Holdings Co.	7,400	283,642
Cobiz, Inc. (a)	8,688	157,427
Columbia Banking Systems, Inc.	7,590	222,007
Community Bancorp N.V. (a) (b)	5,661	158,395
Community Bank Systems, Inc. (a)	12,387	247,988
Community Bank, Inc. (a)	9,952	320,653
Community Trust Bancorp, Inc. (a)	7,308	236,048
CVB Financial Corp. (a)	28,751	319,711
Enterprise Financial Services Corp. (a)	3,591	89,272
F.N.B. Corp. (a)	26,558	444,581
First Bancorp (a)	5,098	95,486
First Bancorp (Puerto Rico)	35,908	394,629
First Charter Corp. (a)	14,710	286,404
First Commonwealth Financial Corp. (a)	35,281	385,268
First Community Bancorp, Inc.	11,068	633,200
First Community Bancshares, Inc. (a)	3,668	114,405
First Financial Bancorp (a)	12,994	194,780
First Financial Bankshares, Inc. (a)	9,879	383,404
First Financial Corp. (a)	5,082	149,207
First Indiana Corp.	6,360	140,683
First Merchants Corp.	8,299	199,425
First Midwest Bancorp, Inc. (a)	23,317	827,987
First Republic Bank	14,036	753,172
First South BanCorp, Inc. (a)	3,389	91,164
First State Bancorp	9,486	201,957
FirstMerit Corp. (a)	34,940	731,294
Frontier Financial Corp. (a)	19,297	434,761

Security Description	Shares	Value*

Commercial Banks—(Continued)
Glacier Bancorp, Inc. (a)	24,539	$499,369
Great Southern Bancorp, Inc. (a)	5,784	156,457
Greater Bay Bancorp	23,814	662,982
Greene County Bancshares, Inc.	3,499	109,379
Hancock Holding Co. (a)	13,064	490,553
Hanmi Financial Corp. (a)	20,663	352,511
Harleysville National Corp. (a)	11,307	182,269
Heartland Financial USA, Inc. (a)	5,750	139,725
Heritage Commerce Corp.	4,476	105,992
Horizon Financial Corp. (a)	5,244	114,267
IBERIABANK Corp. (a)	4,981	246,310
Independent Bank Corp.	9,631	165,749
Independent Bank Corp. (Massachusetts) (a)	7,672	226,631
Integra Bank Corp.	9,623	206,606
International Bancshares Corp.	22,547	577,654
Investors Bancorp, Inc.	25,946	348,455
Irwin Financial Corp. (a)	10,678	159,850
Lakeland Bancorp, Inc. (a)	8,974	119,354
Lakeland Financial Corp. (a)	5,306	112,859
Macatawa Bank Corp. (a)	6,393	101,713
Mainsource Financial Group, Inc. (a)	7,378	123,877
MB Financial, Inc. (a)	16,492	572,932
Midwest Banc Holdings, Inc. (a)	7,295	105,777
Nara Bancorp, Inc. (a)	11,429	182,064
National Penn Bancshares, Inc. (a)	19,848	331,065
NBT Bancorp, Inc. (a)	15,418	347,830
Old National Bancorp (a)	32,646	542,250
Old Second Bancorp, Inc. (a)	5,500	160,380
Omega Financial Corp. (a)	6,433	172,983
Oriental Financial Group, Inc.	7,500	81,825
Pacific Capital Bancorp	21,658	584,333
Park National Corp. (a)	5,168	438,195
People's Bancorp, Inc.	4,341	117,511
Pinnacle Financial Partners, Inc. (a) (b)	6,084	178,626
Preferred Bank (Los Angeles, CA) (a)	4,315	172,600
Premierwest Bancorp (a)	1	3
PrivateBancorp, Inc. (a)	7,751	223,229
Prosperity Bancshares, Inc.	16,530	541,523
Provident Bankshares Corp. (a)	14,431	473,048
Renasant Corp. (a)	8,056	183,193
S&T Bancorp, Inc. (a)	12,417	408,519
S.Y. Bancorp, Inc. (a)	5,411	128,565
Sandy Spring Bancorp, Inc. (a)	6,744	212,031
SCBT Financial Corp. (a)	3,792	138,029
Seacoast Banking Corp. (a)	7,658	166,561
Security Bank Corp. (a)	5,676	114,088
Signature Bank (b)	14,694	501,065
Simmons First National Corp. (a)	5,277	145,592
Southside Bancshares, Inc. (a)	4,127	89,638
Southwest Bancorp, Inc. (Oklahoma)	7,752	186,358
Sterling Bancorp	9,728	155,940
Sterling Bancshares, Inc.	32,038	362,350
Sterling Financial Corp. (Pennsylvania)	12,481	131,300
Sterling Financial Corp. (Washington) (a)	21,739	629,127
Suffolk Bancorp (a)	4,040	128,957
Sun Bancorp, Inc. (New Jersey) (a)	5,879	99,179

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Superior Bancorp (a)	16,295	$166,698
Susquehanna Bancshares, Inc. (a)	23,800	532,406
SVB Financial Group (a) (b)	17,005	903,136
Texas Capital Bancshares, Inc. (a)	10,026	224,081
The Bancorp, Inc.	4,185	93,577
The South Financial Group, Inc.	33,395	756,063
Tompkins Trustco, Inc. (a)	3,647	136,398
TriCo Bancshares	5,516	123,338
Trustmark Corp.	23,331	603,340
UCBH Holdings, Inc. (a)	44,879	819,939
UMB Financial Corp.	15,941	587,745
Umpqua Holdings Corp. (a)	27,638	649,769
Union Bankshares Corp. (a)	5,252	121,846
United Bankshares, Inc.	18,321	582,608
United Community Bank, Inc. (a)	16,657	431,250
Univest Corp. (a)	4,209	94,787
Vineyard National Bancorp (a)	1	18
Virginia Commerce Bancorp, Inc. (a) (b)	8,842	149,518
Virginia Financial Group, Inc.	1	22
Washington Trust Bancorp, Inc. (a)	4,821	121,537
WesBanco, Inc. (a)	8,924	263,258
West Coast Bancorp	6,729	204,494
WestAmerica Bancorp (a)	13,650	603,876
Western Alliance BanCorp (a)	7,656	228,532
Wintrust Financial Corp. (a)	12,403	543,872
Yardville National Bancorp (a)	4,068	138,922

		38,115,617

Commercial Services & Supplies—4.3%
ABM Industries, Inc.	20,795	536,719
Acco Brands Corp. (a)	24,391	562,213
Administaff, Inc.	10,528	352,583
Ambassadors Intenational, Inc. (a)	2,969	98,749
American Ecology Corp.	8,143	174,423
American Reprographics Co. (a) (b)	13,552	417,266
Bowne & Co., Inc.	15,420	300,844
Brady Corp. (a)	22,690	842,707
Casella Waste Systems, Inc.	11,697	126,094
CBIZ, Inc. (a)	24,392	179,281
CDI Corp. (a)	4,748	152,886
Cenveo, Inc.	23,294	540,188
Clean Harbors, Inc. (a)	7,693	380,188
Coinstar, Inc. (a)	12,218	384,623
COMSYS IT Partners, Inc.	7,167	163,479
Consolidated Graphics, Inc.	5,865	406,327
Cornell Companies, Inc.	5,692	139,795
CoStar Group, Inc. (a)	8,721	461,166
CRA International, Inc. (a) (b)	4,758	229,336
Deluxe Corp.	24,880	1,010,377
Diamond Management Technology, Inc.	12,070	159,324
Ennis Business Forms, Inc.	11,655	274,126
Exponent, Inc.	8,972	200,704
FTI Consulting, Inc.	19,273	732,952
Fuel Tech, Inc. (a) (b)	7,966	272,835
G&K Services, Inc.	9,106	359,778
GeoEye, Inc. (b)	8,194	178,056

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Global Cash Access, Inc. (a) (b)	20,193	$323,492
Healthcare Services Group, Inc. (a)	13,965	411,967
Heidrick & Struggles International, Inc. (a) (b)	8,852	453,576
Herman Miller, Inc.	30,782	972,711
Hudson Highland Group, Inc. (b)	10,650	227,803
Huron Consulting Group, Inc. (a) (b)	8,690	634,457
IHS, Inc. (b)	14,214	653,844
IKON Office Solutions, Inc.	49,607	774,365
Innerworkings, Inc. (a) (b)	10,905	174,698
Kelly Services, Inc. (Class A)	10,929	300,110
Kenexa Corp. (a) (b)	11,497	433,552
Kforce, Inc.	13,532	216,241
Knoll, Inc.	22,496	503,910
Korn/Ferry International (b)	20,093	527,642
Labor Ready, Inc.	22,496	519,883
Layne Christensen Co.	6,379	261,220
LECG Corp. (b)	10,824	163,551
M & F Worldwide Corp. (a)	6,226	414,527
McGrath Rentcorp	9,969	335,856
Mine Safety Appliances Co. (a)	13,643	597,018
Mobile Mini, Inc. (a) (b)	17,290	504,868
Navigant Consulting, Inc. (b)	26,332	488,722
Odyssey Marine Exploration, Inc. (b)	19,093	114,749
On Assignment, Inc. (a) (b)	15,404	165,131
PeopleSupport, Inc. (a) (b)	10,442	118,517
PHH Corp. (a) (b)	25,750	803,657
Pike Electric Corp. (a)	6,215	139,092
Resources Connection, Inc. (b)	22,790	756,172
Rollins, Inc.	12,321	280,549
RSC Holdings, Inc. (b)	15,493	309,860
SAIC, Inc. (a)	44,521	804,494
Schawk, Inc. (a)	7,695	154,054
School Specialty, Inc. (a)	10,215	362,020
Spherion Corp.	27,040	253,906
Team, Inc. (a)	3,195	143,679
TeleTech Holdings, Inc.	18,896	613,742
Tetra Technologies, Inc.	25,894	558,016
The Advisory Board Co. (b)	8,921	495,651
The Geo Group, Inc.	22,781	662,927
United Stationers, Inc.	12,539	835,599
Viad Corp.	10,611	447,466
Volt Information Sciences, Inc. (a)	5,776	106,509
Waste Connections, Inc. (b)	31,154	942,097
Watson Wyatt & Co. Holdings	19,546	986,682

		29,585,601

Communications Equipment—2.6%
3Com Corp. (b)	177,006	731,035
Acme Packet, Inc. (a)	11,736	134,847
Adtran, Inc.	26,609	691,036
Anaren, Inc. (a) (b)	10,198	179,587
Andrew Corp. (b)	73,208	1,057,124
Arris Group, Inc. (b)	48,005	844,408
Avanex Corp. (a)	70,107	126,193
Avocent Corp. (a) (b)	23,798	690,380
Bel Fuse, Inc. (Class B) (a)	4,376	148,915

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
Black Box Corp.	9,175	$379,661
Blue Coat Systems, Inc. (a) (b)	6,659	329,754
C-COR, Inc. (a) (b)	19,582	275,323
Comtech Group, Inc. (a)	8,162	134,755
Comtech Telecommunications Corp. (b)	11,055	513,173
Digi International, Inc.	13,682	201,673
Ditech Networks, Inc.	12,047	98,665
Dycom Industries, Inc. (a) (b)	19,475	583,860
EMS Technologies, Inc.	6,192	136,596
Extreme Networks, Inc.	48,900	198,045
Finisar Corp. (a)	121,757	460,241
Foundry Networks, Inc. (b)	64,832	1,080,101
Harmonic, Inc.	37,720	334,576
Harris Stratex Networks, Inc. (a)	10,045	180,609
Hughes Communications, Inc. (a) (b)	3,029	158,053
Inter-Tel, Inc.	8,713	208,502
InterDigital, Inc. (a)	22,585	726,559
Ixia (b)	17,119	158,522
Loral Space & Communications, Inc.	4,775	235,312
MasTec, Inc. (a) (b)	19,317	305,595
MRV Communications, Inc. (a)	67,250	218,562
Netgear, Inc.	16,069	582,501
Network Equipment Technologies, Inc. (b)	12,678	120,948
Nextwave Wireless, Inc. (b)	12,962	108,233
Oplink Communications, Inc. (b)	10,518	157,770
OpNext, Inc. (b)	7,002	92,706
Orbcomm, Inc. (b)	11,957	196,214
Packeteer, Inc. (b)	18,770	146,594
Plantronics, Inc. (a)	21,784	571,176
Polycom, Inc. (b)	42,581	1,430,722
Powerwave Technologies, Inc. (a) (b)	54,497	365,130
Sirenza Microdevices, Inc. (a) (b)	18,300	217,221
Sonus Networks, Inc. (a) (b)	113,408	966,236
Sycamore Networks, Inc.	86,182	346,452
Symmetricom, Inc. (a)	21,302	178,937
Tekelec, Inc. (a) (b)	28,172	406,240
UTStarcom, Inc. (a) (b)	58,108	325,986
ViaSat, Inc. (b)	11,130	357,273

		18,092,001

Computers & Peripherals—1.1%
Adaptec, Inc.	45,248	172,395
Avid Technology, Inc. (a) (b)	18,632	658,641
Cray, Inc. (a) (b)	15,668	119,547
Electronics for Imaging, Inc. (b)	25,367	715,857
Emulex Corp. (b)	38,548	841,888
Gateway, Inc. (a) (b)	134,053	213,144
Hutchinson Technology, Inc. (a) (b)	12,038	226,435
Hypercom Corp. (a)	20,688	122,266
Imation Corp.	15,961	588,323
Immersion Corp. (b)	12,276	183,895
Intermec, Inc. (a) (b)	27,380	692,988
Komag, Inc. (a)	13,786	439,636
Novatel Wireless, Inc. (a) (b)	13,923	362,276
Palm, Inc. (a)	46,636	746,642
Quantum Corp. (a)	86,785	275,108
Rackable Systems, Inc. (a) (b)	13,489	166,724

Security Description	Shares	Value*

Computers & Peripherals—(Continued)
Rimage Corp. (b)	4,767	$150,590
Stratasys, Inc. (a)	4,379	205,725
Synaptics, Inc. (a)	10,634	380,591

		7,262,671

Construction & Engineering—0.9%
Aecom Technology Corp. (b)	18,268	453,229
Comfort Systems USA, Inc.	17,923	254,148
EMCOR Group, Inc.	14,397	1,049,541
Granite Construction, Inc.	15,511	995,496
Infrasource Services, Inc. (b)	18,269	677,780
Insituform Technologies, Inc. (a) (b)	13,569	295,940
Integrated Electrical Services, Inc.	6,216	204,942
Michael Baker Corp.	3,439	127,759
Perini Corp. (b)	12,033	740,390
Washington Group International, Inc. (b)	13,396	1,071,814

		5,871,039

Construction Materials—0.2%
Headwaters, Inc. (a) (b)	17,489	302,035
Texas Industries, Inc. (a)	12,269	962,012
U.S. Concrete, Inc. (a)	14,524	126,214

		1,390,261

Consumer Finance—0.5%
Advance America Cash Advance Centers, Inc.	32,300	573,002
Advanta Corp. (Class B)	16,764	522,031
ASTA Funding, Inc. (a)	4,849	186,347
Cash America International, Inc.	13,427	532,381
CompuCredit Corp. (a)	8,864	310,417
Dollar Financial Corp. (b)	7,418	211,413
EzCorp., Inc.	15,247	201,870
First Cash Financial Services (b)	11,854	277,858
Nelnet, Inc.	8,112	198,257
World Acceptance Corp.	9,151	391,022

		3,404,598

Containers & Packaging—0.5%
AEP Industries, Inc.	3,205	144,257
AptarGroup, Inc.	31,076	1,105,062
Chesapeake Corp.	7,765	97,606
Graphic Packaging Corp. (a)	31,157	150,800
Greif, Inc.	14,810	882,824
Myers Industries, Inc.	14,148	312,812
Rock Tennessee Co.	15,201	482,176
Silgan Holdings, Inc.	10,688	590,833

		3,766,370

Distributors—0.2%
Building Materials Holdings Corp. (a)	12,850	182,342
Core-Mark Holding Co., Inc. (a) (b)	4,209	151,440
Keystone Automotive Industries, Inc. (a)	7,490	309,861
LKQ Corp. (a) (b)	21,325	525,874

		1,169,517

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Diversified Consumer Services—1.3%
Bright Horizons Family Solutions, Inc. (b)	13,098	$509,643
Capella Education Co. (b)	4,990	229,690
Coinmach Service Corp. (a)	11,159	147,634
Corinthian Colleges, Inc. (a) (b)	37,530	611,364
CPI Corp.	2,445	169,927
DeVry, Inc. (b)	27,579	938,238
INVESTools, Inc.	29,112	289,956
Jackson Hewitt Tax Service, Inc. (a)	16,174	454,651
Matthews International Corp.	15,430	672,902
PrePaid Legal Services, Inc.	3,627	233,252
Regis Corp.	22,117	845,975
Sotheby's Holdings, Inc. (Class A)	31,573	1,452,989
Steiner Leisure, Ltd. (b)	7,790	382,645
Stewart Enterprises, Inc. (a)	52,275	407,222
Strayer Education, Inc.	7,219	950,814
Universal Technical Institute, Inc. (a) (b)	9,227	234,274
Vertrue, Inc. (b)	3,118	152,096

		8,683,272

Diversified Financial Services—0.6%
Asset Acceptence Capital Corp.	7,080	125,316
Compass Diversified Trust (a)	10,574	188,534
Financial Federal Corp. (a)	11,127	331,807
Freedom Acquisition Holding, Inc. (a) (b)	25,602	281,878
Home Bancshares, Inc. (a)	4,959	111,825
Information Services Group, Inc. (a) (b)	10,739	82,153
Interactive Brokers Group, Inc. (a) (b)	18,129	491,840
International Securities Exchange, Inc.	17,574	1,148,461
Marathon Aquisition Corp. (a) (b)	33,201	261,624
Pico Holdings, Inc. (a)	6,187	267,650
Portfolio Recovery Associates, Inc. (a)	7,838	470,437
Primus Guaranty, Ltd. (a) (b)	20,809	223,073
Resource America, Inc.	6,163	127,019
Sanders Morris Harris Group, Inc.	8,954	104,225

		4,215,842

Diversified Telecommunication Services—1.1%
Alaska Communication Systems, Inc.	17,681	280,067
Atlantic Tele-Network, Inc.	4,346	124,469
Cbeyond, Inc. (a) (b)	9,429	363,111
Cincinnati Bell, Inc. (b)	112,154	648,250
Cogent Communications Group, Inc. (b)	22,578	674,405
Consolidated Communications Holdings, Inc. (a)	9,234	208,688
CT Communications, Inc.	8,141	248,382
Echelon Corp. (a)	16,920	264,460
Eschelon Telecom, Inc.	3,946	116,802
Fairpoint Communications, Inc. (a)	14,330	254,357
General Communication, Inc.	24,870	318,585
Global Crossing, Ltd. (a) (b)	10,972	207,151
Golden Telecom, Inc.	7,092	390,131
IDT Corp. (Class B) (a)	21,647	223,397
Iowa Telecommunications Services, Inc. (a)	12,652	287,580
North Pittsburgh Systems, Inc. (a)	6,625	140,781
NTELOS Holdings Corp. (b)	12,529	346,302
PAETEC Holding Corp.	31,710	358,006
Premiere Global Services, Inc.	28,198	367,138

Security Description	Shares	Value*

Diversified Telecommunication Services—(Continued)
Shenandoah Telecommunications Co. (a)	3,596	$182,785
SureWest Communications (a)	7,070	192,587
Time Warner Telecom, Inc. (Class A) (b)	64,701	1,300,490

		7,497,924

Electric Utilities—0.9%
Allete, Inc.	12,173	572,740
Central Vermont Public Service (a)	4,656	175,438
Cleco Corp.	25,207	617,571
El Paso Electric Co.	22,764	559,084
Empire District Electric Co.	11,947	267,254
IDACORP, Inc. (a)	18,450	591,138
ITC Holdings Corp. (a)	19,044	773,758
MGE Energy, Inc. (a)	8,993	293,801
Otter Tail Corp. (a)	12,941	415,018
Portland General Electric Co. (a)	13,654	374,666
UIL Holdings Corp.	10,898	360,724
Unisource Energy Corp.	14,512	477,300
Westar Energy, Inc.	43,384	1,053,363

		6,531,855

Electrical Equipment—1.6%
A.O. Smith Corp.	9,911	395,350
Acuity Brands, Inc.	19,495	1,175,159
American Superconductor Corp. (a)	14,844	286,638
AZZ, Inc. (a) (b)	5,477	184,301
Baldor Electric Co.	20,240	997,427
Belden CDT, Inc.	20,993	1,161,962
Coleman Cable, Inc. (b)	4,043	104,552
Encore Wire Corp. (a)	9,471	278,826
Energy Conversion Devices, Inc. (a) (b)	17,276	532,446
EnerSys	9,981	182,652
Evergreen Solar, Inc. (a)	43,273	402,439
Franklin Electric, Inc. (a)	9,225	435,235
FuelCell Energy, Inc. (a)	30,917	244,863
GrafTech International, Ltd. (a)	48,834	822,365
Houston Wire & Cable Co. (a)	7,800	221,598
II-VI, Inc. (b)	12,217	331,936
LSI Industries, Inc.	12,240	219,096
Medis Technologies, Ltd. (a)	8,843	129,904
Powell Industries, Inc.	3,287	104,395
Power-One, Inc. (a)	34,710	138,146
Regal Beloit Corp.	13,703	637,738
Superior Essex, Inc.	8,252	308,212
The Genlyte Group, Inc.	12,366	971,226
The Lamson & Sessions Co. (a)	6,107	162,263
Vicor Corp.	11,719	155,042
Woodward Governor Co.	13,939	748,106

		11,331,877

Electronic Equipment & Instruments—2.4%
Acacia Research Corp.	11,989	193,742
Aeroflex, Inc. (b)	33,778	478,634
Agilysys, Inc.	15,425	347,062
Anixter International, Inc. (a) (b)	13,885	1,044,291

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment & Instruments—(Continued)
Benchmark Electronics, Inc.	30,585	$691,833
Brightpoint, Inc. (a)	20,395	281,247
Checkpoint Systems, Inc.	19,684	497,021
Cogent, Inc. (a) (b)	18,077	265,551
Cognex Corp.	20,747	467,015
Coherent, Inc. (b)	14,743	449,809
Color Kinetics, Inc. (a) (b)	8,121	271,323
CTS Corp.	18,039	228,374
Daktronics, Inc. (a)	17,925	385,029
Digital Theater Systems, Inc. (a) (b)	9,780	212,911
Electro Scientific Industries, Inc. (b)	12,869	267,675
Excel Technology, Inc. (b)	5,026	140,426
FARO Technologies, Inc. (a)	6,792	216,393
FLIR Systems, Inc. (b)	29,756	1,376,215
Gerber Scientific, Inc. (a)	9,160	106,439
Insight Enterprises, Inc. (b)	23,675	534,345
Itron, Inc. (a) (b)	13,491	1,051,488
Kemet Corp. (b)	35,379	249,422
L-1 Identity Solutions, Inc. (a) (b)	29,188	596,895
Littelfuse, Inc. (b)	10,285	347,324
LoJack Corp. (a)	11,321	252,345
Measurement Specialties, Inc. (a)	7,476	177,032
Mercury Computer Systems, Inc. (a) (b)	9,010	109,922
Methode Electronics, Inc.	16,607	259,899
MTS Systems Corp.	8,926	398,724
Newport Corp. (a) (b)	19,966	309,074
OSI Systems, Inc. (a)	7,562	206,821
OYO Geospace Corp. (a)	1,714	127,162
Park Electrochemical Corp.	9,544	268,950
Plexus Corp. (b)	23,303	535,736
RadiSys Corp. (a)	10,934	135,582
Rofin-Sinar Technologies, Inc. (b)	7,433	512,877
Rogers Corp. (a)	8,337	308,469
ScanSource, Inc. (a) (b)	12,344	394,885
Smart Modular Technologies, Inc. (b)	22,963	315,971
SYNNEX Corp. (a)	5,500	113,355
Technitrol, Inc. (a)	20,207	579,335
TTM Technologies, Inc. (b)	19,606	254,878
Universal Display Corp. (a)	9,327	146,527
X-Rite, Inc. (a)	11,681	172,528
Zygo Corp.	7,253	103,645

		16,384,181

Energy Equipment & Services—2.1%
Allis-Chalmers Energy, Inc. (a) (b)	12,596	289,582
Atwood Oceanics, Inc. (b)	12,719	872,778
Basic Energy Services, Inc. (a) (b)	18,617	476,037
Bristow Group, Inc. (a)	10,552	522,852
Bronco Drilling Co., Inc. (a) (b)	12,258	201,154
Cal Dive International, Inc. (a) (b)	10,445	173,700
CARBO Ceramics, Inc. (a)	9,546	418,210
Complete Production Services, Inc.	19,450	502,782
Dawson Geophysical Co.	3,220	197,901
Dril-Quip, Inc. (b)	12,107	544,210
Grey Wolf, Inc. (a) (b)	83,384	687,084
Gulf Islands Fabrication, Inc.	5,166	179,260

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Gulfmark Offshore, Inc.	10,292	$527,156
Hanover Compressor Co. (a) (b)	41,684	994,163
Hercules Offshore, Inc. (a) (b)	12,112	392,187
Horizon Offshore, Inc. (b)	15,118	290,266
Hornbeck Offshore Services, Inc. (a) (b)	11,745	455,236
Input/Output, Inc. (a) (b)	33,280	519,501
Lufkin Industries, Inc.	6,478	418,155
Matrix Service Co.	13,882	344,968
NATCO Group, Inc.	7,988	367,767
Newpark Resources, Inc.	37,511	290,710
Oil States International, Inc. (b)	22,593	933,995
Parker Drilling Co.	50,714	534,526
PHI, Inc. (a)	5,488	163,488
Pioneer Drilling Co. (b)	22,852	340,723
RPC, Inc. (a)	17,687	301,386
Superior Well Services, Inc. (a)	7,679	195,123
Trico Marine Services, Inc. (a)	4,963	202,887
Universal Compression Holdings, Inc. (a) (b)	13,617	986,824
W-H Energy Services, Inc. (b)	13,726	849,777
Willbros Group, Inc. (b)	11,967	355,181

		14,529,569

Food & Staples Retailing—1.0%
Casey's General Stores, Inc.	21,912	597,321
Central European Distribution Corp. (a)	15,338	531,002
Great Atlantic & Pacific Tea Co., Inc. (a)	9,703	325,439
Ingles Markets, Inc.	5,474	188,579
Longs Drug Stores Corp.	14,871	781,025
Nash Finch Co. (a)	7,175	355,163
Pathmark Stores, Inc.	15,293	198,197
Performance Food Group Co. (b)	16,401	532,869
Pricesmart, Inc.	6,339	156,763
Ruddick Corp.	19,272	580,473
Spartan Stores, Inc.	9,301	306,096
The Andersons, Inc. (a)	7,500	339,975
The Pantry, Inc. (a) (b)	10,937	504,196
The Topps Co., Inc.	14,618	153,635
United Natural Foods, Inc. (a) (b)	19,661	522,589
Weis Markets, Inc. (a)	5,838	236,497
Wild Oats Markets, Inc. (a)	12,628	211,645
Winn-Dixie Stores, Inc. (b)	15,694	459,834

		6,981,298

Food Products—1.0%
Chiquita Brands International, Inc. (a)	18,323	347,404
Darling International, Inc.	32,885	300,569
Flowers Foods, Inc.	23,185	773,452
Fresh Del Monte Produce, Inc. (a) (b)	13,012	325,951
Green Mountain Coffee Roasters, Inc. (a)	2,326	183,149
Hain Celestial Group, Inc. (b)	18,135	492,184
Imperial Sugar Co. (a)	5,112	157,398
J & J Snack Foods Corp.	5,758	217,307
Lancaster Colony Corp.	12,837	537,742
Lance, Inc. (a)	14,421	339,759
Peet's Coffee & Tea, Inc. (a) (b)	6,583	162,139
Pilgrim's Pride Corp.	18,163	693,282

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Food Products—(Continued)
Ralcorp Holdings, Inc. (b)	11,755	$628,305
Reddy Ice Holdings, Inc. (a)	10,162	289,820
Sanderson Farms, Inc. (a)	7,125	320,767
Seabord Corp.	163	382,235
Tootsie Roll Industries, Inc. (a)	16,970	470,239
Treehouse Foods, Inc. (b)	13,925	370,544

		6,992,246

Gas Utilities—0.8%
Cascade Natural Gas Corp. (a)	4,990	131,786
Energysouth, Inc. (a)	2,672	136,272
Laclede Group, Inc.	8,405	267,951
New Jersey Resources Corp.	12,404	632,852
Nicor, Inc. (a)	20,969	899,989
Northwest Natural Gas Co.	12,447	574,927
Piedmont Natural Gas Co. (a)	35,341	871,156
SEMCO Energy, Inc. (a) (b)	16,380	127,273
South Jersey Industries, Inc.	14,105	499,035
Southwest Gas Corp.	18,534	626,635
WGL Holdings, Inc.	21,825	712,368

		5,480,244

Health Care Equipment & Supplies—3.3%
Abaxis, Inc. (a)	8,384	174,890
ABIOMED, Inc. (a)	14,600	157,388
Accuray, Inc. (b)	7,104	157,567
Align Technology, Inc. (a)	26,764	646,618
American Medical Systems Holdings, Inc. (a) (b)	30,477	549,805
Analogic Corp.	6,910	507,954
Angiodynamics, Inc. (a)	9,410	169,474
Arrow International, Inc.	11,139	426,401
ArthroCare Corp. (a) (b)	12,964	569,249
Aspect Medical Systems, Inc. (a) (b)	6,897	103,179
Biosite, Inc.	7,146	661,005
Conceptus, Inc. (a)	13,606	263,548
Conmed Corp.	12,092	354,054
Cutera, Inc. (a) (b)	6,420	159,986
Cyberonics, Inc. (a)	12,345	207,643
Cynosure, Inc. (b)	3,633	132,350
Datascope Corp.	6,846	262,065
DJO, Inc. (a) (b)	10,447	431,148
ev3, Inc. (a) (b)	5,972	100,807
Foxhollow Technologies, Inc. (a) (b)	11,759	249,761
Greatbatch, Inc. (a) (b)	10,935	354,294
Haemonetics Corp.	12,741	670,304
Hologic, Inc. (a) (b)	25,806	1,427,330
I Flow Corp. (a)	14,265	238,796
ICU Medical, Inc. (a) (b)	7,450	319,903
Immucor, Inc. (b)	33,634	940,743
Integra LifeSciences Holdings (a) (b)	8,405	415,375
Invacare Corp. (a)	13,689	250,919
Inverness Medical Innovations, Inc. (a) (b)	20,944	1,068,563
Kensey Nash Corp.	6,596	176,839
Kyphon, Inc. (a) (b)	20,503	987,220
Lifecell Corp. (a)	14,785	451,534
Medical Action Industries, Inc.	6,588	118,979

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
Mentor Corp. (a)	16,846	$685,295
Meridian Bioscience, Inc.	18,145	393,021
Merit Medical Systems, Inc. (b)	13,790	164,928
Micrus Endovascular Corp. (b)	7,068	173,873
Minrad International, Inc. (b)	22,579	133,894
Natus Medical, Inc. (a)	8,479	134,986
Northstar Neuroscience, Inc. (b)	9,495	110,427
NuVasive, Inc. (a) (b)	14,415	389,349
NxStage Medical, Inc. (a) (b)	9,759	126,184
OraSure Technologies, Inc. (a) (b)	25,879	211,690
Orthofix International NV (b)	7,579	340,828
Palomar Medical Technologies, Inc. (a) (b)	8,364	290,314
PolyMedica Corp.	10,990	448,942
Quidel Corp.	14,220	249,703
Regeneration Technologies, Inc. (b)	14,100	158,625
Sirona Dental Systems, Inc. (a) (b)	7,489	283,309
Sonic Innovations, Inc. (b)	12,802	112,018
SonoSite, Inc. (a) (b)	7,653	240,534
Spectranetics Corp. (a) (b)	14,327	165,047
Stereotaxis, Inc. (a) (b)	15,548	203,057
STERIS Corp.	29,354	898,232
SurModics, Inc. (a)	7,254	362,700
Symmetry Medical, Inc. (a) (b)	14,523	232,513
Thoratec Corp. (a) (b)	25,794	474,352
TomoTherapy, Inc. (a) (b)	11,208	245,679
Vital Signs, Inc.	4,992	277,306
Volcano Corp. (b)	11,020	222,714
West Pharmaceutical Services, Inc. (a)	13,912	655,951
Wright Medical Group, Inc. (b)	17,094	412,307
Zoll Medical Corp.	8,286	184,861

		22,688,330

Health Care Providers & Services—2.4%
Air Methods Corp. (a)	5,019	184,047
Alliance Imaging, Inc. (b)	12,412	116,549
Amedisys, Inc. (b)	11,090	402,900
American Dental Partners, Inc. (b)	5,944	154,366
AMERIGROUP Corp.	22,892	544,829
AMN Healthcare Services, Inc. (b)	15,943	350,746
AmSurg Corp. (b)	15,429	372,456
Apria Healthcare Group, Inc. (b)	19,427	558,915
Assisted Living Concepts, Inc. (a) (b)	38,457	409,567
BIO-Reference Laboratories, Inc. (a)	4,884	133,577
Capital Senior Living Corp. (a)	9,411	88,652
Centene Corp. (b)	18,435	394,878
Chemed Corp.	11,405	756,037
Cross Country Healthcare, Inc.	16,537	275,837
CryoLife, Inc. (b)	10,727	139,558
Emergency Medical Services Corp. (b)	4,390	171,781
Genesis HealthCare Corp.	9,252	633,022
Gentiva Health Services, Inc. (b)	14,073	282,304
HealthExtras, Inc. (a) (b)	13,936	412,227
Healthsouth Corp. (a) (b)	35,584	644,426
Healthspring, Inc. (b)	21,831	416,099
Healthways, Inc. (a)	15,896	752,993
HMS Holdings Corp. (b)	9,838	188,299

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Hythiam, Inc.	19,723	$170,604
inVentiv Health, Inc. (b)	12,995	475,747
Kindred Healthcare, Inc. (b)	13,830	424,858
Landauer, Inc. (a)	4,370	215,222
LCA-Vision, Inc. (a)	9,291	439,093
LHC Group, Inc. (a) (b)	4,996	130,895
Magellan Health Services, Inc. (b)	18,098	841,014
Matria Healthcare, Inc. (a) (b)	9,381	284,057
MedCath Corp.	4,284	136,231
Molina Healthcare, Inc. (a) (b)	5,134	156,690
MWI Veterinary Supply, Inc.	4,025	160,557
National Healthcare Corp. (a)	2,678	138,185
Nighthawk Radiology Holdings, Inc. (a)	9,911	178,893
Odyssey Healthcare, Inc.	19,386	229,918
Option Care, Inc. (a)	11,839	182,321
Owens & Minor, Inc. (a)	17,273	603,519
Providence Service Corp. (a)	6,725	179,692
PSS World Medical, Inc. (a) (b)	31,593	575,624
Psychiatric Solutions, Inc. (b)	25,284	916,798
Radiation Therapy Services, Inc. (a) (b)	6,596	173,739
RehabCare Group, Inc. (b)	8,045	114,561
Res-Care, Inc.	10,960	231,694
Skilled Healthcare Group, Inc. (b)	10,582	164,127
Sun Healthcare Group, Inc. (b)	19,827	287,293
Sunrise Assisted Living, Inc. (a)	21,499	859,745
Symbion, Inc. (b)	10,347	224,633

		16,879,775

Health Care Technology—0.4%
Allscripts Heathcare Solutions, Inc. (a) (b)	25,047	638,198
Computer Programs & Systems, Inc. (a)	4,371	135,414
Eclipsys Corp. (a)	22,349	442,510
Omnicell, Inc.	15,450	321,051
Phase Forward, Inc. (b)	18,923	318,474
The TriZetto Group, Inc. (b)	21,206	410,548
Vital Images, Inc. (b) (b)	7,547	204,976

		2,471,171

Hotels, Restaurants & Leisure—3.0%
AFC Enterprises, Inc. (a)	14,654	253,368
Ambassadors Group, Inc.	8,564	304,279
Ameristar Casinos, Inc.	12,635	438,940
Applebee's International, Inc.	35,103	845,982
Bally Technologies, Inc. (a) (b)	24,239	640,394
BJ's Restaurants, Inc. (a) (b)	5,628	111,097
Bluegreen Corp. (a)	10,675	124,791
Bob Evans Farms, Inc.	17,404	641,337
Buffalo Wild Wings, Inc. (a)	8,486	352,933
California Pizza Kitchen, Inc. (a)	8,915	191,494
CBRL Group, Inc.	11,178	474,841
CEC Entertainment, Inc. (b)	14,663	516,138
Chipotle Mexican Grill, Inc. (Class A) (a) (b)	14,724	1,157,748
Churchill Downs, Inc.	4,142	216,958
CKE Restaurants, Inc. (a)	30,942	621,006
Denny's Corp.	50,480	224,636
Domino's Pizza, Inc.	17,800	325,206

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
Gaylord Entertainment Co.	18,414	$987,727
Great Wolf Resorts, Inc. (a) (b)	11,455	163,234
IHOP Corp. (a)	8,076	439,577
Isle of Capri Casinos, Inc. (a)	6,448	154,494
Jack in the Box, Inc.	14,071	998,197
Jamba, Inc. (b)	24,096	220,237
Krispy Kreme Doughnuts, Inc. (a) (b)	28,645	265,253
Landry's Restaurants, Inc. (a)	6,380	193,059
Life Time Fitness, Inc. (a) (b)	13,651	726,643
Lodgian, Inc.	9,328	140,200
Marcus Corp.	8,423	200,130
McCormick & Schmick's Seafood Restaurants, Inc. (a) (b)	4,956	128,559
Monarch Casino & Resort, Inc. (a)	4,755	127,672
Morgans Hotel Group Co. (a) (b)	8,196	199,818
MTR Gaming Group, Inc.	10,130	156,002
Multimedia Games, Inc. (a)	12,772	162,971
O'Charleys, Inc. (a)	12,391	249,803
P.F. Chang's China Bistro, Inc. (a) (b)	12,025	423,280
Papa John's International, Inc.	10,208	293,582
Pinnacle Entertainment, Inc. (b)	26,894	757,066
Premier Exhibitions, Inc. (b)	13,544	213,453
RARE Hospitality International, Inc. (a) (b)	16,130	431,800
Red Robin Gourmet Burgers, Inc. (a) (b)	6,673	269,389
Riviera Holdings Corp. (a)	4,833	175,679
Ruby Tuesday, Inc. (a)	26,132	688,056
Ruth's Chris Steak House, Inc. (a)	7,862	133,575
Shuffle Master, Inc. (a) (b)	15,555	258,213
Six Flags, Inc. (a)	40,184	244,721
Sonic Corp. (b)	31,338	693,197
Speedway Motorsports, Inc.	6,630	265,067
Texas Roadhouse, Inc. (a)	20,981	268,347
The Steak N Shake Co. (a) (b)	11,923	198,995
Town Sports International Holdings, Inc. (b)	7,679	148,358
Triarc Cos., Inc.	28,521	447,780
Trump Entertainment Resorts, Inc. (a) (b)	12,733	159,799
Vail Resorts, Inc. (a) (b)	14,888	906,232
WMS Industries, Inc. (b)	17,719	511,370

		20,442,683

Household Durables—1.3%
Amereican Greetings Corp. (Class A) (a)	24,198	685,529
Avatar Holding, Inc. (a)	2,506	192,812
Beazer Homes USA, Inc.	17,709	436,881
Blyth, Inc.	13,858	368,346
Brookfield Homes Corp. (a)	6,206	180,532
Champion Enterprises, Inc. (a)	38,197	375,476
CSS Industries, Inc. (a)	2,760	109,324
Ethan Allen Interiors, Inc. (a)	13,095	448,504
Furniture Brands International, Inc. (a)	19,224	272,981
Helen of Troy, Ltd. (b)	13,802	372,654
Hooker Furniture Corp.	5,512	123,689
Hovnanian Enterprises, Inc. (Class A) (a) (b)	16,588	274,200
Interface, Inc.	24,814	467,992
iRobot Corp. (a) (b)	9,467	187,920
Kimball International, Inc. (Class B) (a)	12,936	181,233
La-Z-Boy, Inc. (a)	24,097	276,152

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—(Continued)
Libbey, Inc.	6,804	$146,762
M/I Schottenstein Homes, Inc. (a)	4,852	129,063
Meritage Homes Corp. (a)	10,621	284,112
National Presto Industries, Inc.	1,947	121,376
Russ Berrie & Co., Inc.	7,867	146,562
Sealy Corp. (a)	20,450	337,834
Standard-Pacific Corp. (a)	29,307	513,752
Syntax-Brillian Corp. (b)	27,304	134,336
Tempur-Pedic International, Inc. (a) (b)	37,314	966,433
Tupperware Corp.	28,360	815,066
Universal Electronics, Inc.	8,133	295,390
WCI Communities, Inc. (a) (b)	15,424	257,272

		9,102,183

Household Products—0.1%
Central Garden and Pet Co. (a)	32,643	382,902
Spectrum Brands, Inc. (a) (b)	15,479	104,793
WD-40 Co.	7,572	248,892

		736,587

Independent Power Producers & Energy Traders—0.0%
Ormat Technologies, Inc. (a)	5,257	198,084

Industrial Conglomerates—0.3%
Raven Industries, Inc. (a)	7,403	264,361
Sequa Corp. (Class A) (b)	3,397	380,464
Standex International Corp.	4,872	138,560
Tredegar Industries, Inc.	16,628	354,176
Walter Industries, Inc.	23,859	690,957

		1,828,518

Insurance—3.6%
21st Century Insurance Group	14,248	311,461
Alfa Corp. (a)	13,423	208,996
American Equity Investment Life (a)	27,300	329,784
American Physicians Capital, Inc.	4,788	193,914
Amerisafe, Inc. (b)	8,824	173,215
Amtrust Financial Services, Inc.	11,894	223,488
Argonaut Group, Inc. (a)	15,082	470,709
Aspen Insurance Holdings, Ltd.	39,570	1,110,730
Assured Guaranty, Ltd.	30,492	901,344
Bristol West Holdings, Inc.	5,782	129,343
Citizens, Inc. (a) (b)	16,550	116,512
CNA Surety Corp. (a)	6,125	115,824
Commerce Group, Inc.	25,083	870,882
Delphi Financial Group, Inc.	19,151	800,895
eHealth, Inc. (b)	5,989	114,330
Employers Holdings, Inc.	25,117	533,485
Enstar Group, Ltd. (a) (b)	3,190	385,065
FBL Financial Group, Inc.	6,578	258,647
First Mercury Financial Corp. (b)	5,159	108,184
FPIC Insurance Group, Inc. (a)	4,419	180,163
Harleysville Group, Inc.	7,240	241,526
Hilb, Rogal & Hamilton Co.	16,234	695,789
Horace Mann Educators Corp.	19,851	421,635

Security Description	Shares	Value*

Insurance—(Continued)
Infinity Property & Casualty Corp.	9,920	$503,242
IPC Holdings, Ltd.	28,629	924,431
Landamerica Financial Group, Inc. (a)	8,517	821,805
Max Capital Group, Ltd.	27,165	768,770
Meadowbrook Insurance Group, Inc.	11,344	124,330
Midland Co.	5,164	242,398
Montpelier Re Holdings, Ltd. (a)	50,255	931,728
National Financial Partners Corp. (a)	16,581	767,866
National Western Life Insurance Co.	1,128	285,294
NYMAGIC, Inc.	2,482	99,776
Odyssey Re Holdings Corp.	12,810	549,421
Ohio Casualty Corp. (b)	26,927	1,166,208
Phoenix Cos., Inc.	52,095	781,946
Platinum Underwriters Holdings, Ltd.	26,912	935,192
PMA Capital Corp.	12,882	137,709
Presidential Life Corp.	11,428	224,675
ProAssurance Corp. (b)	16,197	901,687
PXRE Group, Ltd.	28,725	133,284
RAM Holdings, Ltd. (b)	8,602	135,482
RLI Corp.	9,644	539,582
Safety Insurance Group, Inc. (a)	7,533	311,866
Scottish Re Group, Ltd. (b)	31,926	156,118
SeaBright Insurance Holdings, Inc.	7,307	127,726
Security Capital Assurance, Ltd.	10,891	336,205
Selective Insurance Group, Inc.	26,462	711,299
State Auto Financial Corp.	7,042	215,837
Stewart Information Services Corp.	8,656	344,769
The Navigators Group, Inc. (b)	6,203	334,342
Tower Group, Inc.	9,548	304,581
United America Indemity, Ltd. (b)	11,329	281,752
United Fire & Casualty Co.	10,606	375,240
Universal American Financial Corp. (b)	16,376	348,481
Zenith National Insurance Corp.	17,681	832,598

		24,551,561

Internet & Catalog Retail—0.4%
Blue Nile, Inc. (a) (b)	5,960	359,984
FTD Group, Inc. (b)	6,140	113,037
Gaiam, Inc. (a)	7,350	133,990
GSI Commerce, Inc. (a) (b)	9,293	211,044
Netflix, Inc. (a)	21,784	422,392
Overstock.com, Inc.	7,791	142,342
PetMed Express, Inc.	8,603	110,462
Priceline.com, Inc. (b)	17,017	1,169,749
Shutterfly, Inc. (b)	6,881	148,286
Stamps.com, Inc.	7,634	105,196
ValueVision Media, Inc.	16,208	183,475

		3,099,957

Internet Software & Services—2.3%
24/7 Real Media, Inc.	20,468	240,090
Ariba, Inc. (a) (b)	38,219	378,750
Art Technology Group, Inc. (a)	50,252	133,670
Asiainfo Holdings, Inc. (b)	15,079	146,266
Bankrate, Inc. (a)	5,674	271,898
CMG Information Services, Inc.	199,668	389,353

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—(Continued)
CNET Networks, Inc. (a) (b)	69,172	$566,519
Cybersource Corp. (b)	11,566	139,486
DealerTrack Holdings, Inc.	15,124	557,168
Digital River, Inc. (a) (b)	18,073	817,803
DivX, Inc.	10,924	163,860
EarthLink, Inc. (b)	58,063	433,731
eCollege.com, Inc. (a)	9,914	220,587
Equinix, Inc. (a)	14,169	1,296,039
Greenfield Online, Inc. (b)	10,232	162,791
iBasis, Inc. (b)	15,662	157,403
Imergent, Inc.	5,844	142,944
InfoSpace, Inc. (b)	14,146	328,329
Internap Network Services Corp. (a) (b)	22,419	323,282
Internet Capital Group, Inc. (a)	21,750	269,700
Interwoven, Inc. (b)	18,001	252,734
iPass, Inc. (a)	24,120	130,730
j2 Global Communications, Inc. (b)	21,230	740,927
Keynote Systems, Inc. (b)	7,573	124,197
LivePerson, Inc. (b)	17,738	94,898
LoopNet, Inc. (b)	12,458	290,645
Marchex, Inc. (a)	9,863	160,964
NIC, Inc. (a) (b)	18,319	125,302
Omniture, Inc.	13,030	298,648
On2 Technologies, Inc. (a) (b)	53,184	159,552
Online Resources Corp. (a) (b)	10,389	114,071
Openwave Systems, Inc. (a) (b)	41,169	257,718
Perficient, Inc. (a)	13,486	279,160
RealNetworks, Inc. (a)	49,500	404,415
S1 Corp.	25,496	203,713
SAVVIS, Inc.	12,426	615,211
Sohu.com, Inc. (a)	12,533	400,931
SonicWall, Inc.	26,744	229,731
Terremark Worldwide, Inc. (a)	16,418	105,896
The Knot, Inc. (a)	12,732	257,059
TheStreet.com, Inc. (a)	9,959	108,354
United Online, Inc.	30,235	498,575
ValueClick, Inc. (a) (b)	47,013	1,385,003
Vignette Corp.	13,877	265,883
VistaPrint, Ltd. (a) (b)	19,444	743,733
Visual Sciences, Inc. (a)	8,610	133,197
Vocus, Inc. (b)	6,115	153,548
Websense, Inc. (a) (b)	19,800	420,750

		16,095,214

IT Services—1.7%
Authorize.Net Holdings, Inc. (b)	12,054	215,646
BearingPoint, Inc. (b)	91,056	665,619
CACI International, Inc. (Class A) (b)	13,321	650,731
Ciber, Inc. (a)	20,035	163,886
Covansys Corp. (b)	15,079	511,630
CSG Systems International, Inc. (b)	22,780	603,898
eFunds Corp. (a)	21,010	741,443
Euronet Worldwide, Inc. (a)	20,705	603,758
ExlService Holdings, Inc. (a) (b)	10,486	196,508
Forrester Research, Inc. (b)	6,704	188,584
Gartner, Inc. (Class A) (b)	31,102	764,798

Security Description	Shares	Value*

IT Services—(Continued)
Gevity HR, Inc.	11,135	$215,240
Heartland Payment Systems, Inc. (a)	7,587	222,527
Infocrossing, Inc. (a)	7,687	141,979
InfoUSA, Inc.	18,034	184,307
Integral Systems, Inc.	4,032	98,018
Lionbridge Technologies, Inc.	33,217	195,648
Mantech International Corp.	8,991	277,193
MAXIMUS, Inc.	11,068	480,130
MPS Group, Inc. (a) (b)	47,626	636,760
Ness Technologies, Inc.	12,251	159,385
Perot Systems Corp. (Class A) (a) (b)	39,359	670,677
RightNow Technologies, Inc. (a) (b)	7,573	124,273
Safeguard Scientifics, Inc. (a)	49,746	139,786
Sapient Corp. (a) (b)	36,043	278,612
SI International, Inc. (b)	6,907	228,069
SRA International, Inc. (b)	17,969	453,897
Sykes Enterprises, Inc.	15,148	287,661
Syntel, Inc.	5,885	178,845
The BISYS Group, Inc. (b)	53,770	636,099
TNS, Inc. (a) (b)	9,728	140,180
Tyler Technologies, Inc. (a)	15,666	194,415
Wright Express Corp. (b)	18,551	635,743

		11,885,945

Leisure Equipment & Products—0.7%
Arctic Cat, Inc. (a)	6,194	122,641
Callaway Golf Co. (a)	35,982	640,839
JAKKS Pacific, Inc. (a)	11,514	324,004
K2, Inc. (b)	22,308	338,859
Leapfrog Enterprises, Inc. (a) (b)	13,054	133,804
MarineMax, Inc. (a) (b)	7,219	144,524
Marvel Entertainment, Inc. (a) (b)	24,482	623,801
Nautilus Group, Inc. (a)	15,424	185,705
Oakley, Inc.	12,735	361,674
Polaris Industries, Inc. (a)	16,032	868,293
RC2 Corp. (b)	10,582	423,386
Smith & Wesson Holding Corp. (a) (b)	12,386	207,465
Steinway Musical Instruments, Inc. (b)	3,074	106,330
Sturm Ruger & Co., Inc. (b)	10,665	165,521

		4,646,846

Life Sciences Tools & Services—1.3%
Advanced Magnetics, Inc. (a)	6,505	378,331
Affymetrix, Inc. (a) (b)	31,659	787,992
Albany Molecular Research, Inc.	10,252	152,242
Bio-Rad Laboratories, Inc.	8,144	615,442
Bruker Biosciences Corp.	29,998	270,282
Cambrex Corp.	11,129	147,682
Dionex Corp. (b)	9,412	668,158
Enzo Biochem, Inc. (a)	12,914	193,064
eResearch Technology, Inc. (a)	19,805	188,346
Exelixis, Inc. (a) (b)	40,064	484,774
Illumina, Inc. (a) (b)	25,257	1,025,182
Kendle International, Inc.	5,547	203,963
Luminex Corp. (a)	13,392	164,856
Medivation, Inc.	10,011	204,525

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Life Sciences Tools & Services—(Continued)
Nektar Therapeutics (b)	40,853	$387,695
Parexel International Corp. (b)	13,074	549,892
Pharmanet Development Group, Inc.	7,579	241,619
PRA International (a)	7,738	195,771
Varian, Inc. (b)	14,740	808,194
Ventana Medical Systems, Inc. (a) (b)	14,030	1,084,098

		8,752,108

Machinery—2.7%
3D Systems Corp. (a)	8,463	210,475
Accuride Corp.	9,161	141,171
Actuant Corp. (a)	12,939	815,933
Albany International Corp. (Class A) (a)	13,266	536,477
American Railcar Industries, Inc.	3,951	154,089
AMPCO Pittsburgh Corp. (a)	3,133	125,602
Astec Industries, Inc. (b)	8,581	362,290
ASV, Inc. (a)	8,726	150,785
Badger Meter, Inc. (a)	7,202	203,529
Barnes Group, Inc.	20,785	658,469
Blount International, Inc. (a)	15,097	197,469
Briggs & Stratton Corp. (a)	21,572	680,812
Bucyrus International, Inc. (a)	16,781	1,187,759
Cascade Corp.	6,166	483,661
Chart Industries, Inc. (b)	5,291	150,476
Circor International, Inc.	7,051	285,072
CLARCOR, Inc. (a)	23,223	869,237
Columbus McKinnon Corp./NY (a)	7,549	243,078
Commercial Vehicle Group, Inc. (b)	8,564	159,547
Dynamic Materials Corp. (a)	4,872	182,700
Enpro Industries, Inc. (a)	9,093	389,089
ESCO Technologies, Inc. (a) (b)	12,079	437,985
Federal Signal Corp.	20,277	321,593
Flow International Corp. (b)	17,271	217,615
Force Protection, Inc. (a) (b)	30,678	633,194
Freightcar America, Inc.	5,260	251,638
Gehl Co.	4,266	129,516
Gorman-Rupp Co. (a)	5,718	182,175
Hardinge, Inc.	5,191	176,650
Hurco Cos., Inc.	2,669	133,397
Kadant, Inc. (b)	5,243	163,582
Kaydon Corp.	12,950	674,954
LB Foster Co. (a)	4,617	132,416
Lindsay Manufacturing Co. (a)	4,585	203,070
Miller Industries, Inc.	4,210	105,671
Mueller Industries, Inc.	16,914	582,518
Mueller Water Products, Inc. (a)	51,643	881,030
NACCO Industries, Inc.	2,367	368,045
Nordson Corp.	15,183	761,579
RBC Bearings, Inc. (b)	8,550	352,687
Robbins & Myers, Inc.	5,740	304,966
Sun Hydraulics Corp. (a)	3,503	172,523
Tennant Co.	7,700	281,050
The Greenbrier Cos., Inc. (a)	5,736	173,342
The Middleby Corp. (a)	6,564	392,658
Titan International, Inc.	9,355	295,712
Turbochef Technologies, Inc.	6,486	90,285

Security Description	Shares	Value*

Machinery—(Continued)
Twin Disc, Inc. (a)	2,150	$154,606
Valmont Industries, Inc. (a)	8,886	646,545
Wabash National Corp. (a)	13,161	192,545
Wabtec Corp.	22,175	810,053
Watts Industries, Inc. (a)	14,220	532,823

		18,944,143

Marine—0.3%
American Commercial Lines, Inc. (a) (b)	26,998	703,298
Eagle Bulk Shipping, Inc. (a)	18,826	421,891
Genco Shipping & Trading, Ltd. (a)	8,044	331,895
Horizon Lines, Inc.	15,146	496,183
Ultrapetrol Bahamas, Ltd. (b)	12,249	290,301

		2,243,568

Media—2.0%
Arbitron, Inc.	13,486	694,934
Belo Corp. (Class A)	38,143	785,364
Carmike Cinemas, Inc. (a)	4,969	109,119
Catalina Marketing Corp.	16,488	519,372
Charter Communications, Inc. (a)	183,238	742,114
Cinemark Holdings, Inc. (b)	12,945	231,586
Citadel Broadcasting Corp. (a)	87,962	567,355
CKX, Inc. (a)	20,625	285,038
Courier Corp.	4,034	161,360
Cox Radio, Inc. (Class A) (a) (b)	18,127	258,128
Cumulus Media, Inc. (a)	21,671	202,624
DG FastChannel, Inc. (b)	6,292	128,231
Emmis Communications Corp. (Class A) (a) (b)	13,302	122,511
Entercom Communications Corp. (a)	13,650	339,749
Entravision Communications Corp. (Class A) (b)	28,608	298,381
Fisher Communications, Inc.	2,930	148,815
GateHouse Media, Inc. (a)	7,249	134,469
Gemstar-TV Guide International, Inc.	110,330	542,824
Global Sources, Ltd. (a) (b)	7,428	168,616
Gray Television, Inc.	16,490	152,862
Harris Interactive, Inc.	22,126	118,374
Interactive Data Corp. (b)	17,841	477,782
Journal Communications, Inc.	17,762	231,084
Knology, Inc. (a) (b)	12,126	210,629
Lee Enterprises, Inc.	21,233	442,920
LIN TV Corp. (a)	12,299	231,344
Live Nation, Inc. (b)	29,166	652,735
LodgeNet Entertainment Corp. (a)	9,115	292,227
Martha Stewart Living Omnimedia, Inc. (a)	12,767	219,592
Media General, Inc. (Class A) (a)	9,660	321,388
Mediacom Communications Corp.	25,528	247,366
Morningstar, Inc. (a)	5,793	272,416
National CineMedia, Inc.	18,530	519,025
Playboy Enterprises, Inc. (Class B) (a)	10,200	115,566
Primedia, Inc. (a) (b)	120,905	344,579
Radio One, Inc. (Class D) (b)	32,458	229,153
RCN Corp.	14,125	265,409
Scholastic Corp. (b)	15,025	539,999
Sinclair Broadcast Group, Inc. (a)	20,841	296,359
Sun Times Media Croup, Inc. (a)	31,246	164,042

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Media—(Continued)
TiVo, Inc. (a)	45,685	$264,516
Valassis Communications, Inc. (a) (b)	21,016	361,265
Westwood One, Inc. (b)	30,036	215,959
World Wrestling Entertainment, Inc.	8,479	135,579

		13,762,760

Metals & Mining—1.4%
A.M. Castle & Co.	4,223	151,648
AMCOL International Corp. (a)	11,763	321,247
Apex Silver Mines, Ltd. (b)	26,527	535,315
Brush Engineered Material, Inc. (a)	9,608	403,440
Century Aluminum Co. (a)	10,857	593,118
Coeur D'Alene Mines Corp. (a)	118,568	425,659
Compass Minerals International, Inc. (a)	15,796	547,489
Gibraltar Industries, Inc.	10,266	227,392
Haynes International, Inc. (b)	5,286	446,297
Hecla Mining Co. (a)	49,384	421,739
Idaho General Mines, Inc. (a) (b)	22,907	145,230
Kaiser Aluminum Corp.	6,835	498,135
Metal Management, Inc.	12,629	556,560
Northwest Pipe Co. (b)	4,237	150,710
Olympic Steel, Inc.	3,804	109,023
Quanex Corp. (a)	16,809	818,598
Royal Gold, Inc. (a)	9,273	220,419
RTI International Metals, Inc.	10,514	792,440
Ryerson Tull, Inc. (a)	11,855	446,341
Schnitzer Steel Industries, Inc. (a)	9,835	471,490
Stillwater Mining Co. (a)	21,680	238,697
U.S. Gold Corp. (b)	22,058	121,319
Universal Stainless & Alloy (a) (b)	3,172	111,750
Wheeling Pittsburgh Corp. (a)	4,922	93,666
Worthington Industries, Inc. (a)	32,826	710,683

		9,558,405

Multi-Utilities—0.5%
Aquila, Inc. (b)	167,695	685,873
Avista Corp.	23,090	497,590
Black Hills Corp. (a)	16,895	671,576
CH Energy Group, Inc. (a)	7,352	330,619
NorthWestern Corp. (a)	16,094	511,950
PNM Resources, Inc. (a)	37,880	1,052,685

		3,750,293

Multiline Retail—0.2%
99 Cents Only Stores (a) (b)	20,720	271,639
Fred's, Inc. (a)	16,965	226,992
Retail Ventures, Inc. (a) (b)	12,850	207,271
The Bon-Ton Stores, Inc. (a)	4,755	190,485
Tuesday Morning Corp. (a)	13,748	169,925

		1,066,312

Mutual Funds—1.9%
iShares Russell 2000 Index Fund (a)	162,000	13,439,520

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—3.2%
Alon USA Energy, Inc. (a)	6,024	$265,116
Alpha Natural Resources, Inc. (b)	29,767	618,856
Arena Resources, Inc. (a) (b)	6,383	370,916
Arlington Tankers, Ltd. (a)	6,095	174,805
Atlas America, Inc. (a)	10,386	558,040
ATP Oil & Gas Corp. (a) (b)	9,827	477,985
Aventine Renewable Energy Holdings, Inc. (a)	12,399	210,411
Berry Petroleum Co. (a)	17,879	673,681
Bill Barrett Corp. (a) (b)	14,148	521,071
Bois d'Arc Energy, Inc. (b)	6,795	115,719
BPZ Energy, Inc. (a) (b)	22,006	122,793
Brigham Exploration Co. (a)	20,282	119,055
Callon Petroleum Co.	8,097	114,735
Carrizo Oil & Gas, Inc. (a)	10,875	450,986
Comstock Resources, Inc. (b)	19,206	575,604
Contango Oil & Gas Co. (b)	6,132	222,530
Crosstex Energy, Inc. (a)	15,802	453,991
Delk US Holdings, Inc.	5,657	150,759
Delta Petroleum Corp. (a) (b)	29,273	587,802
Double Hull Tankers, Inc. (a)	9,805	152,860
Edge Petroleum Corp.	13,406	187,818
Encore Aquisition Co. (a)	24,801	689,468
Energy Partners, Ltd. (a) (b)	16,120	269,043
Evergreen Energy, Inc. (a)	37,027	223,273
EXCO Resources, Inc. (b)	28,041	489,035
FX Energy, Inc. (a)	16,992	155,477
General Maritime Corp. (a)	12,939	346,506
GMX Resources, Inc. (a)	3,931	136,013
Golar LNG, Ltd. (a) (b)	15,842	263,928
Goodrich Petroleum Corp. (a) (b)	6,675	231,155
Gulfport Energy Corp. (a)	9,384	187,492
Harvest Natural Resources, Inc. (a)	14,713	175,232
International Coal Group, Inc. (a) (b)	60,164	359,781
Kayne Anderson Energy Development Co.	4,774	120,209
Knightbridge Tankers, Ltd.	7,789	237,642
Mariner Energy, Inc. (b)	39,260	952,055
Markwest Hydrocarbon, Inc.	2,852	163,790
McMoran Exploration Co. (a)	10,478	146,692
Meridian Resource Corp. (a)	32,080	96,882
NGP Capital Resources Co. (a)	5,828	97,444
Nordic American Tanker Shipping (a)	12,124	495,144
Oilsands Quest, Inc. (b)	52,174	128,870
Pacific Ethanol, Inc. (a)	16,728	220,810
Parallel Petroleum Corp. (a) (b)	16,528	361,963
Penn Virginia Corp. (a)	16,326	656,305
PetroHawk Energy Corp. (a) (b)	76,231	1,209,024
Petroleum Development Corp. (b)	6,338	300,928
PetroQuest Energy, Inc.	21,514	312,814
Rentech, Inc. (a)	99,436	257,539
Rosetta Resources, Inc. (a)	24,224	521,785
Ship Finance International, Ltd.	14,211	421,782
Stone Energy Corp. (b)	12,531	429,312
Swift Energy Co. (b)	13,203	564,560
Toreador Resources Corp. (a)	7,866	117,990
TXCO Resources, Inc. (a)	12,907	132,684
Uranium Resources, Inc. (a) (b)	23,991	264,621

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
USEC, Inc. (a)	41,922	$921,446
Vaalco Energy, Inc. (a)	25,620	123,745
Venoco, Inc.	6,086	113,626
VeraSun Energy Corp. (a) (b)	15,528	224,845
Warren Resources, Inc. (a)	22,939	267,928
Whiting Petroleum Corp.	17,462	707,560
World Fuel Services Corp.	11,820	497,149

		21,719,080

Paper & Forest Products—0.4%
Bowater, Inc. (a)	24,410	609,030
Buckeye Technologies, Inc.	19,603	303,258
Deltic Timber Corp. (a)	4,243	232,601
Glatfelter (a)	19,984	271,583
Mercer International, Inc. (a)	10,867	110,843
Neenah Paper, Inc. (a)	8,022	330,988
Schweitzer-Mauduit International, Inc.	9,325	289,075
Wausau-Mosinee Paper Corp.	20,026	268,348

		2,415,726

Personal Products—0.3%
American Oriental Bioengineering, Inc. (a)	19,808	176,291
Chattem, Inc. (a) (b)	8,256	523,265
Elizabeth Arden, Inc.	10,835	262,857
Mannatech, Inc. (a)	7,253	115,250
NU Skin Enterprises, Inc.	25,021	412,847
Playtex Products, Inc.	22,687	335,994
Prestige Brands Holdings, Inc.	17,405	225,917
Revlon, Inc. (a)	89,750	122,958
USANA Health Sciences, Inc. (a)	4,282	191,577

		2,366,956

Pharmaceuticals—1.4%
Adams Respiratory Therapeutics, Inc. (a) (b)	16,103	634,297
Akorn, Inc. (a)	20,012	139,884
Alpharma, Inc.	20,238	526,390
Auxilium Pharmaceuticals, Inc.	15,106	240,790
Beijing Med-Pharm Corp. (a) (b)	13,056	139,308
Bentley Pharmaceuticals, Inc. (a)	9,266	112,489
Bradley Pharmaceuticals, Inc. (a) (b)	6,496	141,028
Cypress Biosciences, Inc.	14,709	195,041
Discovery Laboratories, Inc.	40,466	114,519
Durect Corp., Inc. (a)	25,946	99,892
Javelin Pharmaceuticals, Inc. (a) (b)	20,374	126,115
K-V Pharmaceutical Co. (Class A) (a)	19,121	520,856
Medicis Pharmaceutical Corp. (Class A) (a)	24,924	761,179
MGI Pharma, Inc.	35,867	802,345
Nastech Pharmaceutical, Inc. (a)	13,251	144,568
Noven Pharmaceuticals, Inc. (a) (b)	13,012	305,131
Pain Therapeutics, Inc. (a)	14,632	127,445
Par Pharmaceutical Companies, Inc. (b)	14,917	421,107
Penwest Pharmaceuticals Co. (a) (b)	10,961	136,684
Perrigo Co.	36,233	709,442
Pozen, Inc. (a)	11,302	204,227
Salix Pharmaceuticals, Ltd. (a) (b)	20,232	248,854

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Santarus, Inc. (a) (b)	21,170	$109,449
Sciele Pharma, Inc.	16,112	379,599
Supergen, Inc. (a)	22,643	125,895
The Medicines Co. (a) (b)	23,070	406,493
Valeant Pharmaceuticals International, Inc.	40,309	672,757
ViroPharma, Inc. (b)	33,040	455,952
Vivus, Inc. (b)	27,914	145,990
Xenoport, Inc. (a)	8,697	386,321

		9,534,047

Real Estate Investment Trusts—6.3%
Acadia Realty Trust	13,991	363,067
Agree Realty Corp. (a)	3,229	100,906
Alesco Financial, Inc. (a)	25,618	208,274
Alexander's, Inc. (a)	970	392,123
Alexandria Real Estate Equities, Inc.	13,218	1,279,767
American Campus Communities, Inc. (a)	9,677	273,762
American Financial Realty Trust	57,886	597,384
American Home Mortgage Investment Corp. (a)	22,105	406,290
Anthracite Capital, Inc.	29,236	342,061
Anworth Mortgage Asset Corp.	20,814	188,367
Arbor Realty Trust, Inc. (a)	5,485	141,568
Ashford Hospitality Trust, Inc.	47,911	563,433
Associated Estates Realty Corp.	7,555	117,782
BioMed Realty Trust, Inc.	32,051	805,121
Capital Lease Funding, Inc. (a)	20,127	216,365
Capital Trust, Inc. (a)	5,803	198,114
CBRE Realty Finance, Inc. (a)	13,637	162,144
Cedar Shopping Centers, Inc. (a)	21,225	304,579
Corporate Office Properties Trust	17,584	721,120
Cousins Properties, Inc.	18,003	522,267
Crescent Real Estate Equities Co. (a)	35,310	792,356
Crystal River Capital, Inc.	11,443	277,836
DCT Industrial Realty Trust, Inc.	78,974	849,760
Deerfield Triarc Capital Corp.	25,057	366,584
Diamondrock Hospitality Co.	42,582	812,465
Digital Realty Trust, Inc.	23,966	903,039
EastGroup Properties, Inc. (a)	10,362	454,063
Education Realty Trust, Inc. (a)	11,465	160,854
Entertainment Properties Trust	12,421	668,001
Equity Inns, Inc.	26,668	597,363
Equity Lifestyle Properties, Inc.	9,664	504,364
Equity One, Inc. (a)	18,589	474,949
Extra Space Storage, Inc.	27,808	458,832
FelCor Lodging Trust, Inc.	27,508	716,033
First Industrial Realty Trust, Inc. (a)	20,432	791,944
First Potomac Realty Trust	12,155	283,090
Franklin Street Properties Corp. (a)	27,486	454,618
Friedman Billings Ramsey Group, Inc. (a)	73,183	399,579
Getty Realty Corp. (a)	7,206	189,374
Glimcher Realty Trust (a)	17,152	428,800
GMH Communities Trust (a)	15,628	151,435
Gramercy Capital Corp.	8,078	222,468
Healthcare Realty Trust, Inc. (a)	21,257	590,520
Hersha Hospitality Trust (a)	18,916	223,587
Highland Hospitality Corp.	28,855	554,016

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Highwoods Properties, Inc.	27,671	$1,037,663
Home Properties of New York, Inc.	14,973	777,548
IMPAC Mortage Holdings, Inc. (a)	30,497	140,591
Inland Real Estate Corp. (a)	27,138	460,803
Innkeepers USA Trust (a)	21,410	379,599
Investors Real Estate Trust	19,723	203,739
JER Investors Trust, Inc. (a)	10,290	154,350
Kite Realty Group Trust	10,872	206,785
LaSalle Hotel Properties (a)	18,623	808,611
Lexington Corporate Properties Trust	32,128	668,262
LTC Properties, Inc.	11,233	255,551
Luminent Mortgage Capital, Inc. (a)	24,203	244,208
Maguire Properties, Inc.	17,017	584,194
Medical Properties Trust, Inc. (a)	22,763	301,155
MFA Mortgage Investment, Inc.	34,029	247,731
Mid-America Apartment Communities, Inc.	11,852	621,993
Mission West Properties (a)	9,351	130,353
National Health Investors, Inc.	9,988	316,819
National Retail Properties, Inc.	30,102	658,030
Nationwide Health Properties, Inc.	43,153	1,173,762
Newcastle Investment Corp. (a)	18,771	470,589
NorthStar Realty Finance Corp.	26,140	327,011
Novastar Financial, Inc. (a)	17,740	123,825
Omega Healthcare Investors, Inc.	30,461	482,198
Parkway Properties, Inc. (a)	7,070	339,572
Pennsylvania Real Estate Investment Trust	14,511	643,273
Post Properties, Inc. (a)	20,064	1,045,936
Potlatch Corp. (a)	17,196	740,288
PS Business Parks, Inc. (a)	7,092	449,420
RAIT Investment Trust (a)	29,615	770,582
Ramco-Gershenson Property Trust	8,335	299,477
Realty Income Corp.	45,348	1,142,316
Redwood Trust, Inc. (a)	8,651	418,535
Republic Property Trust (a)	10,595	129,789
Resource Capital Corp.	10,336	144,497
Saul Centers, Inc.	5,469	248,019
Senior Housing Properties Trust	37,660	766,381
Sovran Self Storage, Inc.	8,604	414,369
Spirit Finance Corp.	51,718	753,014
Strategic Hotel Capital, Inc. (a)	32,067	721,187
Sun Communities, Inc.	9,553	284,393
Sunstone Hotel Investors, Inc.	28,118	798,270
Tanger Factory Outlet Centers, Inc. (a)	14,005	524,487
U-Store-It Trust	23,326	382,313
Universal Health Realty Income Trust, Inc. (a)	6,236	207,659
Urstadt Biddle Properties, Inc.	7,496	127,507
Washington Real Estate Investment Trust (a)	21,082	716,788
Winthrop Realty Trust	23,813	164,548

		43,238,414

Real Estate Management & Development—0.2%
Affordable Residential Communities, Inc. (a)	18,319	216,531
Consolidated Tomoka Land Co. (a)	2,342	162,277
Meruelo Maddux Properties, Inc. (b)	21,388	174,526
Move, Inc.	51,732	231,759

Security Description	Shares	Value*

Real Estate Management & Development—(Continued)
Tejon Ranch Co. (a)	4,418	$195,276
Thomas Properties Group, Inc.	11,085	177,138

		1,157,507

Road & Rail—0.8%
Amerco, Inc. (a)	4,698	354,699
Arkansas Best Corp.	11,270	439,192
Celadon Group, Inc. (b)	9,990	158,841
Dollar Thrifty Automotive Group, Inc. (b)	11,865	484,567
Florida East Coast Industries, Inc. (a)	16,536	1,372,157
Genesee & Wyoming, Inc. (b)	15,674	467,712
Heartland Express, Inc.	28,116	458,291
Knight Transportation, Inc. (a)	26,091	505,643
Marten Transport, Ltd. (b)	5,828	104,962
Old Dominion Freight Line, Inc. (a) (b)	14,285	430,693
Saia, Inc.	6,069	165,441
Werner Enterprises, Inc. (a)	25,333	510,460

		5,452,658

Semiconductors & Semiconductor Equipment—3.5%
Actel Corp. (a) (b)	10,253	142,619
Advanced Analogic Technologies, Inc. (a)	18,070	175,279
Advanced Energy Industries, Inc. (b)	17,733	401,830
AMIS Holdings, Inc. (b)	30,499	381,848
Amkor Technology, Inc. (a)	48,427	762,725
Anadigics, Inc. (a)	26,898	370,923
Applied Micro Circuits Corp. (b)	127,301	318,253
Asyst Technologies, Inc.	19,823	143,320
Atheros Communications, Inc. (a) (b)	24,143	744,570
ATMI, Inc. (a) (b)	16,462	493,860
Axcelis Technologies, Inc. (b)	41,312	268,115
Brooks Automation, Inc. (b)	35,359	641,766
Cabot Microelectronics Corp. (a) (b)	10,915	387,373
Cirrus Logic, Inc. (b)	39,521	328,024
Cohu, Inc. (a)	11,960	266,110
Conexant Systems, Inc.	219,077	302,326
Credence Systems Corp. (b)	56,091	201,928
Cymer, Inc. (b)	17,215	692,043
Diodes, Inc. (a) (b)	10,032	419,037
DSP Group, Inc. (b)	12,864	263,326
Entegris, Inc. (a) (b)	59,914	711,778
Exar Corp. (b)	16,400	219,760
FEI Co. (a)	16,046	520,853
FormFactor, Inc. (b)	22,595	865,389
Genesis Microchip, Inc. (a)	14,264	133,511
Hittite Microwave Corp. (b)	7,517	321,201
Intevac, Inc. (a)	10,699	227,461
IXYS Corp. (a)	15,980	133,433
Kulicke & Soffa Industries, Inc.	24,133	252,673
Lattice Semiconductor Corp. (b)	47,528	271,860
LTX Corp. (a) (b)	24,947	138,705
Mattson Technology, Inc. (b)	21,797	211,431
Micrel, Inc. (a)	33,690	428,537
Microsemi Corp. (a) (b)	33,506	802,469
Microtune, Inc. (a) (b)	19,760	103,345

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
MIPS Technologies, Inc.	24,811	$218,089
MKS Instruments, Inc.	22,852	633,000
Monolithic Power Systems (a)	13,082	228,281
Netlogic Microsystems, Inc. (a) (b)	6,487	206,546
OmniVision Technologies, Inc. (a) (b)	25,044	453,547
ON Semiconductor Corp. (a) (b)	109,001	1,168,491
PDF Solutions, Inc. (a)	10,305	121,908
Pericom Semiconductor Corp. (b)	12,207	136,230
Photronics, Inc. (b)	19,689	292,972
PLX Technology, Inc. (a)	10,521	117,414
PMC-Sierra, Inc. (a) (b)	96,391	745,102
RF Micro Devices, Inc. (a) (b)	88,343	551,260
Rudolph Technologies, Inc. (a) (b)	13,457	223,521
Semtech Corp. (b)	31,915	553,087
Sigma Designs, Inc.	10,125	264,161
Silicon Image, Inc.	38,506	330,382
Silicon Storage Technology, Inc. (a) (b)	49,814	185,806
SiRF Technology Holdings, Inc. (a) (b)	23,086	478,804
Skyworks Solutions, Inc. (b)	72,406	532,184
Spansion, Inc. (Class A) (a) (b)	40,883	453,801
Standard Microsystems Corp. (b)	10,906	374,512
Supertex, Inc. (a)	5,116	160,335
Tessera Technologies, Inc. (b)	20,616	835,979
Trident Microsystems, Inc. (b)	24,980	458,383
TriQuint Semiconductor, Inc. (b)	64,720	327,483
Ultra Clean Holdings (a) (b)	9,055	126,589
Ultratech Stepper, Inc. (a)	9,164	122,156
Veeco Instruments, Inc.	12,217	253,381
Volterra Semiconductor Corp. (a) (b)	7,201	102,254
Zoran Corp. (b)	21,915	439,177

		24,142,516

Software—3.3%
Actuate Corp. (b)	23,535	159,803
Advent Software, Inc. (a) (b)	9,077	295,456
Agile Software Corp. (a) (b)	24,421	196,833
Ansoft Corp.	9,168	270,364
ANSYS, Inc. (b)	34,885	924,452
Aspen Technology, Inc. (a)	39,891	558,474
Blackbaud, Inc.	20,770	458,602
Blackboard, Inc. (a) (b)	12,535	527,974
Borland Software Corp. (a) (b)	35,330	209,860
Bottomline Technologies, Inc. (b)	9,233	114,028
Chordiant Software, Inc.	13,186	206,493
Commvault Systems, Inc. (a)	16,327	281,967
Concur Technologies, Inc. (a)	15,154	346,269
Epicor Software Corp. (b)	28,185	419,111
EPIQ System, Inc. (a)	12,114	195,762
FalconStor Software, Inc.	22,485	237,217
i2 Technologies, Inc. (a)	6,456	120,340
Informatica Corp. (a) (b)	37,918	560,049
Interactive Intelligence, Inc. (b)	6,268	129,121
Intervoice, Inc. (b)	14,769	123,026
Jack Henry & Associates, Inc.	37,428	963,771
JDA Software Group, Inc.	16,196	317,927
Lawson Software, Inc. (a) (b)	55,558	549,469

Security Description	Shares	Value*

Software—(Continued)
Macrovision Corp. (b)	23,885	$717,983
Magma Design Automation, Inc.	15,655	219,796
Manhattan Associates, Inc. (a)	11,579	323,170
Mentor Graphics Corp. (b)	39,762	523,666
MICROS Systems, Inc. (b)	18,420	1,002,048
MicroStrategy, Inc. (Class A) (b)	4,631	437,583
MSC.Software Corp. (b)	20,248	274,158
Net 1 UEPS Technologies, Inc. (a)	22,229	536,830
Nuance Communications, Inc. (a) (b)	59,561	996,456
Opsware, Inc. (a) (b)	38,677	367,818
Parametric Technology Corp. (b)	50,378	1,088,669
Progress Software Corp. (b)	19,919	633,225
Quality Systems, Inc. (a)	7,010	266,170
Quest Software, Inc. (b)	30,038	486,315
Radiant Systems, Inc. (a) (b)	9,542	126,336
Secure Computing Corp. (a)	29,628	224,877
Smith Micro Software, Inc. (a)	13,948	210,057
Solera Holdings, Inc. (a) (b)	12,126	235,002
Sonic Solutions (a) (b)	12,091	152,467
SourceForge, Inc. (a)	28,237	119,160
SPSS, Inc.	7,930	350,030
Sybase, Inc. (b)	44,483	1,062,699
Synchronoss Technologies, Inc. (a) (b)	8,526	250,153
Take-Two Interactive Software, Inc. (a)	32,850	656,014
Taleo Corp. (b)	7,788	175,464
The Ultimate Software Group, Inc. (b)	12,356	357,459
THQ, Inc. (b)	31,424	959,060
TIBCO Software, Inc. (b)	93,680	847,804
Transaction Systems Architects, Inc. (Class A) (a) (b)	16,822	566,228
Vasco Data Security International, Inc. (a)	11,192	254,730
Wind River Systems, Inc. (b)	35,918	395,098

		22,982,893

Specialty Retail—3.2%
A.C. Moore Arts & Crafts, Inc. (a) (b)	9,429	184,903
Aaron Rents, Inc. (Class B)	20,297	592,672
Aeropostale, Inc. (b)	23,237	968,518
Asbury Automotive Group, Inc.	11,750	293,163
Bebe Stores, Inc. (a)	10,506	168,201
Big 5 Sporting Goods Corp. (a)	11,543	294,346
Blockbuster, Inc. (a)	91,005	392,232
Books-A-Million, Inc. (a)	6,643	112,532
Borders Group, Inc. (a)	27,877	531,336
Buckle, Inc. (a)	5,642	222,295
Build-A-Bear-Workshop, Inc.	6,104	159,559
Cabelas, Inc. (a)	15,985	353,748
Casual Male Retail Group, Inc. (a)	16,493	166,579
Cato Corp.	15,571	341,628
Charlotte Russe Holding, Inc. (b)	11,599	311,665
Charming Shoppes, Inc.	55,323	599,148
Christopher & Banks Corp. (a)	14,616	250,664
Citi Trends, Inc. (a) (b)	6,383	242,299
Conn's, Inc. (a)	4,013	114,611
CSK Auto Corp.	19,772	363,805
DSW, Inc. (Class A) (a) (b)	6,806	236,985
Eddie Bauer Holdings, Inc. (b)	14,187	182,303

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—(Continued)
Genesco, Inc. (a)	10,078	$527,180
Group 1 Automotive, Inc. (b)	11,213	452,332
Guitar Center, Inc. (a) (b)	13,158	786,980
Haverty Furniture Cos., Inc. (a)	11,124	129,817
Hibbett Sports, Inc. (b)	15,482	423,897
Hot Topic, Inc. (a) (b)	21,408	232,705
J. Crew Group, Inc. (a) (b)	17,518	947,549
Jo-Ann Stores, Inc. (a) (b)	12,866	365,780
JoS. A. Bank Clothiers, Inc. (a)	7,517	311,730
Lithia Motors, Inc. (a)	7,787	197,323
Midas, Inc.	8,969	203,327
Monro Muffler Brake, Inc.	5,766	215,937
New York & Co., Inc. (a)	9,202	100,854
Pacific Sunwear of California, Inc. (b)	30,786	677,292
Payless Shoesource, Inc. (b)	29,366	926,497
Pep Boys-Manny Moe & Jack	19,170	386,467
Pier 1 Imports, Inc. (a)	41,562	352,861
Rent-A-Center, Inc. (a) (b)	32,138	842,980
Sally Beauty Holdings, Inc. (b)	42,595	383,355
Select Comfort Corp. (a) (b)	24,280	393,822
Shoe Carnival, Inc.	3,989	109,658
Sonic Automotive, Inc. (a)	14,187	410,997
Stage Stores, Inc. (a)	18,621	390,296
Stein Mart, Inc. (a)	11,722	143,712
The Children's Place Retail Stores, Inc. (b)	10,077	520,376
The Dress Barn, Inc. (a) (b)	22,683	465,455
The Finish Line, Inc. (Class A)	22,275	202,925
The Gymboree Corp. (b)	14,553	573,534
The Men's Wearhouse, Inc. (b)	24,327	1,242,380
The Talbots, Inc. (a)	11,566	289,497
Tween Brands, Inc. (b)	14,143	630,778
Wet Seal, Inc.	36,709	220,621
Zale Corp.	20,918	498,058
Zumiez, Inc. (a) (b)	7,908	298,764

		21,938,928

Textiles, Apparel & Luxury Goods—1.4%
Brown Shoe Co., Inc.	19,552	475,505
Carter's, Inc. (a) (b)	26,362	683,830
Cherokee, Inc. (a)	2,827	103,299
Columbia Sportswear Co.	6,561	450,609
Deckers Outdoor Corp. (a)	5,595	564,536
Fossil, Inc. (a) (b)	18,364	541,554
Iconix Brand Group, Inc. (a)	21,168	470,353
K-Swiss, Inc.	11,137	315,511
Kellwood Co. (a)	10,459	294,107
Kenneth Cole Productions, Inc. (a)	4,469	110,384
Maidenform Brands, Inc. (b)	10,659	211,688
Movado Group, Inc.	7,474	252,173
Oxford Industries, Inc.	6,394	283,510
Perry Ellis International, Inc.	5,016	161,365
Quiksilver, Inc. (a) (b)	53,988	762,850
Skechers U.S.A., Inc.	9,367	273,516
Steven Madden, Ltd.	9,832	322,096
Stride Rite Corp.	16,183	327,868
The Warnaco Group, Inc. (b)	20,294	798,366

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
Timberland Co. (Class A)	21,464	$540,678
True Religion Apparel, Inc.	6,512	132,389
Under Armour, Inc. (a) (b)	10,106	461,339
UniFirst Corp.	5,393	237,562
Volcom, Inc. (a) (b)	5,855	293,511
Wolverine World Wide, Inc.	26,721	740,439

		9,809,038

Thrifts & Mortgage Finance—1.6%
Accredited Home Lenders Holding Co. (a)	9,709	132,722
Anchor Bancorp Wisconsin, Inc.	10,180	266,614
Bank Mutual Corp.	32,096	370,067
BankAtlantic Bancorp, Inc. (Class A)	22,633	194,870
BankUnited Financial Corp. (a) (b)	13,462	270,182
Berkshire Hill Bancorp, Inc. (a)	3,274	103,164
Brookline Bancorp, Inc. (a)	31,149	358,525
Centerline Holding Co. (a)	23,972	431,496
City Bank (a)	6,600	207,966
Corus Bankshares, Inc. (a)	16,966	292,833
Dime Community Bancorp, Inc. (a)	12,912	170,309
Downey Financial Corp. (a)	9,651	636,773
Federal Agricultural Mortage Corp. (a)	5,777	197,689
First Busey Corp. (a)	5,470	109,345
First Financial Holdings, Inc. (a)	4,775	156,190
First Niagara Financial Group, Inc. (a)	48,854	639,988
First Place Financial Corp.	6,723	141,990
FirstFed Financial Corp. (a) (b)	7,033	398,982
Flagstar Bancorp, Inc. (a)	17,586	211,911
Flushing Financial Corp.	9,644	154,883
Franklin Bank Corp. (a) (b)	10,188	151,801
Fremont General Corp. (a)	30,919	332,689
ITLA Capital Corp.	2,343	122,117
Kearny Financial Corp. (a)	8,535	115,052
KNBT Bancorp. (a)	11,180	164,346
MAF Bancorp, Inc.	15,527	842,495
NewAlliance Bancshares, Inc. (a)	52,267	769,370
NexCen Brands, Inc. (a) (b)	19,430	216,450
Northwest Bancorp, Inc. (a)	6,925	181,020
Ocwen Financial Corp. (a)	15,708	209,388
Partners Trust Financial Group, Inc. (a)	19,663	206,462
PFF Bancorp, Inc.	12,395	346,192
Provident Bancorp, Inc. (a)	17,303	233,764
Provident Financial Services, Inc. (a)	28,270	445,535
TierOne Corp.	8,448	254,285
Triad Guaranty, Inc. (a) (b)	4,701	187,711
TrustCo Bank Corp. (a)	30,723	303,543
United Community Financial Corp. (a)	11,793	117,694
W Holding Co., Inc. (a)	52,602	138,869
WSFS Financial Corp.	2,438	159,518

		10,944,800

Tobacco—0.2%
Alliance One International, Inc.	43,055	432,703
Universal Corp.	12,256	746,636
Vector Group, Ltd. (a)	18,308	412,479

		1,591,818

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Trading Companies & Distributors—0.6%
Applied Industrial Technologies, Inc.	20,875	$615,812
Beacon Roofing Supply, Inc. (a) (b)	21,781	370,059
Electro Rent Corp.	6,459	93,914
H&E Equipment Services, Inc. (b)	8,235	228,439
Interline Brands, Inc. (b)	12,648	329,860
Kaman Corp. (a)	10,809	337,133
NuCo2, Inc. (a) (b)	6,422	164,853
Rush Enterprises, Inc.	8,503	184,685
Tal International Group, Inc. (a)	6,411	190,471
TransDigm Group, Inc. (a)	4,398	177,943
UAP Holdings Corp. (a) (b)	23,994	723,179
Watsco, Inc.	10,349	562,986
Williams Scotsman International, Inc. (a) (b)	12,603	300,077

		4,279,411

Transportation Infrastructure—0.0%
Interpool, Inc. (a)	4,867	130,922

Water Utilities—0.2%
American State Water Co. (a)	7,701	273,925
Cadiz, Inc. (b)	5,659	127,158
California Water Service Group (a)	7,790	292,047
Consolidated Water Co., Inc.	6,556	192,156
SJW Corp. (a)	7,507	249,983
Southwest Water Co. (a)	11,349	144,927

		1,280,196

Wireless Telecommunication Services—0.3%
Dobson Communications Corp. (a)	68,946	765,990
Fibertower Corp. (a)	48,193	208,676
ICO Global Communications Holdings (b)	46,883	163,153

Security Description	Shares	Value*

Wireless Telecommunication Services—(Continued)
iPCS, Inc. (b)	8,228	$278,682
Rural Cellular Corp. (b)	5,548	243,058
Syniverse Holdings, Inc. (b)	12,408	159,567
USA Mobility, Inc. (a)	11,433	305,947

		2,125,073

Total Common Stock (Identified Cost $547,367,084)		658,997,706

Rights—0.0%

Thrifts & Mortgage Finance—0.0%
BankUnited Financial Corp. (d) (e)	4,713	0

Total Rights (Identified Cost $1,602)		0

Short Term Investments—4.4%
Security Description	Face Amount	Value*

Discount Notes—4.4%
Federal Home Loan Bank 5.120%, 07/23/07	$30,000,000	29,906,133

Total Short Term Investments (Identified Cost $29,906,133)		29,906,133

Total Investments 100.0% (Identified Cost $577,274,819) (f)		688,903,839
Other assets less liabilities		268,386

Total Net Assets—100%		$689,172,225

(a)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $171,902,566 and the collateral received consisted of cash in the amount of $177,301,016 and securities with a market value of $372,494.
(b)	Non-Income Producing.
(c)	Non-Income Producing; Issuer filed under Chapter 11 of the Federal Bankruptcy code.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Zero Valued Security.
(f)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $577,274,819 and the composition of unrealized appreciation and depreciation of investment securities was $137,640,956 and $(26,011,936), respectively.

Futures Contracts
Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2007	Net Unrealized Depreciation

Russell 2000 Index Futures	9/20/2007	75	$31,820,200	$31,578,750	($241,450)

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$688,903,839
Collateral for securities loaned		177,673,510
Receivable for:
Securities sold		27,791,431
Fund shares sold		991,610
Accrued interest and dividends		736,745

Total Assets		896,097,135
Liabilities
Payable for:
Fund shares redeemed	$2,757,589
Securities purchased	3,387,066
Futures variation margin	120,000
Withholding taxes	191
Return of collateral for securities loaned	177,673,510
Due to custodian bank	22,696,140
Accrued expenses:
Management fees	138,514
Service and distribution fees	43,392
Other expenses	108,508

Total Liabilities		206,924,910

Net Assets		$689,172,225

Net assets consists of:
Capital paid in		$549,132,047
Undistributed net investment income		4,240,126
Accumulated net realized gains		24,412,482
Unrealized appreciation on investments and futures contracts		111,387,570

Net Assets		$689,172,225

Computation of offering price:
Class A
Net asset value and redemption price per share ($458,438,911 divided by 29,903,371 shares outstanding)		$15.33

Class B
Net asset value and redemption price per share ($174,794,641 divided by 11,577,842 shares outstanding)		$15.10

Class E
Net asset value and redemption price per share ($55,938,673 divided by 3,663,501 shares outstanding)		$15.27

Identified cost of investments		$577,274,819

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$4,368,035	(a)
Interest		1,049,037	(b)

		5,417,072
Expenses
Management fees	$751,510
Service and distribution fees—Class B	210,398
Service and distribution fees—Class E	41,564
Directors' fees and expenses	11,011
Custodian	50,558
Audit and tax services	15,859
Legal	3,681
Printing	70,308
Insurance	2,403
Miscellaneous	14,222

Total expenses	1,171,514
Management fee waivers	(21,042)	1,150,472

Net Investment Income		4,266,600

Realized and Unrealized Gain
Realized gain on:
Investments—net	23,297,173
Futures contracts—net	1,046,795	24,343,968

Unrealized appreciation (depreciation) on:
Investments—net	7,877,363
Futures contracts—net	(96,270)	7,781,093

Net gain		32,125,061

Net Increase in Net Assets From Operations		$36,391,661

(a)	Net of foreign taxes of $1,140.
(b)	Includes income on securities loaned of $379,070.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$4,266,600	$5,426,129
Net realized gain	24,343,968	42,312,347
Unrealized appreciation	7,781,093	31,029,317

Increase in net assets from operations	36,391,661	78,767,793

From Distributions to Shareholders
Net investment income
Class A	(3,188,576)	(2,492,950)
Class B	(1,196,833)	(779,273)
Class E	(431,556)	(362,193)

	(4,816,965)	(3,634,416)

Net realized gain
Class A	(26,094,268)	(11,542,164)
Class B	(12,971,085)	(4,927,018)
Class E	(4,153,294)	(2,009,144)

	(43,218,647)	(18,478,326)

Total distributions	(48,035,612)	(22,112,742)

Increase in net assets from capital share transactions	155,037,906	64,478,331

Total increase in net assets	143,393,955	121,133,382

Net Assets
Beginning of the period	545,778,270	424,644,888

End of the period	$689,172,225	$545,778,270

Undistributed Net Investment Income
End of the period	$4,240,126	$4,790,491

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	9,783,210	$150,681,944	7,058,753	$104,860,923
Reinvestments	1,931,586	29,282,844	927,022	14,035,114
Redemptions	(2,960,942)	(46,366,631)	(5,975,413)	(88,805,816)

Net increase	8,753,854	$133,598,157	2,010,362	$30,090,221

Class B
Sales	1,776,953	$27,534,208	4,054,683	$59,147,033
Reinvestments	948,321	14,167,918	381,947	5,706,291
Redemptions	(1,443,941)	(22,124,034)	(2,058,160)	(30,081,414)

Net increase	1,281,333	$19,578,092	2,378,470	$34,771,910

Class E
Sales	274,463	$4,315,803	719,276	$10,559,339
Reinvestments	303,632	4,584,850	157,042	2,371,337
Redemptions	(451,209)	(7,038,996)	(908,461)	(13,314,476)

Net increase (decrease)	126,886	$1,861,657	(32,143)	$(383,800)

Increase derived from capital share transactions		$155,037,906		$64,478,331

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.68		$13.92	$14.01	$11.95	$8.25	$10.43

Income From Investment Operations
Net investment income	0.24	(c)	0.18 (c)	0.14	0.12	0.08	0.08
Net realized and unrealized gain (loss) of investments	0.76	(c)	2.30 (c)	0.40	2.00	3.69	(2.20)

Total from investment operations	1.00		2.48	0.54	2.12	3.77	(2.12)

Less Distributions
Distributions from net investment income	(0.15)		(0.13)	(0.11)	(0.06)	(0.07)	(0.05)
Distributions from net realized capital gains	(1.20)		(0.59)	(0.52)	0.00	0.00	(0.01)

Total distributions	(1.35)		(0.72)	(0.63)	(0.06)	(0.07)	(0.06)

Net Asset Value, End of Period	$15.33		$15.68	$13.92	$14.01	$11.95	$8.25

Total Return (%)	6.5	(a)	18.0	4.5	17.8	46.1	(20.5)
Ratio of operating expenses to average net assets (%)	0.30	(b)	0.35	0.35	0.37	0.47	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.31	(b)	0.36	0.36	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.52	(b)	1.21	1.10	0.97	0.89	0.99
Portfolio turnover rate (%)	48	(b)	44	39	39	42	53
Net assets, end of period (000)	$458,439		$331,568	$266,467	$254,898	$216,744	$131,184

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.44		$13.73	$13.82	$11.80	$8.16	$10.33

Income From Investment Operations
Net investment income	0.19	(c)	0.14 (c)	0.10	0.08	0.05	0.05
Net realized and unrealized gain (loss) of investments	0.78	(c)	2.25 (c)	0.41	1.98	3.65	(2.17)

Total from investment operations	0.97		2.39	0.51	2.06	3.70	(2.12)

Less Distributions
Distributions from net investment income	(0.11)		(0.09)	(0.08)	(0.04)	(0.06)	(0.04)
Distributions from net realized capital gains	(1.20)		(0.59)	(0.52)	0.00	0.00	(0.01)

Total distributions	(1.31)		(0.68)	(0.60)	(0.04)	(0.06)	(0.05)

Net Asset Value, End of Period	$15.10		$15.44	$13.73	$13.82	$11.80	$8.16

Total Return (%)	6.4	(a)	17.6	4.3	17.4	45.7	(20.6)
Ratio of operating expenses to average net assets (%)	0.55	(b)	0.60	0.60	0.62	0.72	0.74
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.56	(b)	0.61	0.61	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.22	(b)	0.97	0.87	0.77	0.64	0.79
Portfolio turnover rate (%)	48	(b)	44	39	39	42	53
Net assets, end of period (000)	$174,795		$159,003	$108,689	$76,322	$39,911	$13,267

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.61		$13.87	$13.95	$11.92	$8.23	$10.42

Income From Investment Operations
Net investment income	0.20	(c)	0.16 (c)	0.13	0.09	0.07	0.07
Net realized and unrealized gain (loss) of investments	0.79	(c)	2.28 (c)	0.40	1.99	3.69	(2.20)

Total from investment operations	0.99		2.44	0.53	2.08	3.76	(2.13)

Less Distributions
Distributions from net investment income	(0.13)		(0.11)	(0.09)	(0.05)	(0.07)	(0.05)
Distributions from net realized capital gains	(1.20)		(0.59)	(0.52)	0.00	0.00	(0.01)

Total distributions	(1.33)		(0.70)	(0.61)	(0.05)	(0.07)	(0.06)

Net Asset Value, End of Period	$15.27		$15.61	$13.87	$13.95	$11.92	$8.23

Total Return (%)	6.4	(a)	17.7	4.4	17.5	46.0	(20.6)
Ratio of operating expenses to average net assets (%)	0.45	(b)	0.50	0.50	0.52	0.62	0.64
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.46	(b)	0.51	0.51	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.31	(b)	1.05	0.95	0.82	0.74	1.08
Portfolio turnover rate (%)	48	(b)	44	39	39	42	53
Net assets, end of period (000)	$55,939		$55,208	$49,489	$51,061	$38,059	$6,259

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Russell 2000 Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-27

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options

MSF-28

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$4,357,208	$6,162,833	$17,755,534	$11,452,307	$—	$—	$22,112,742	$17,615,140

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$8,399,719	$39,482,642	$103,656,588	$—	$151,538,949

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$250,344,925	$0	$142,453,798

MSF-29

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Russell 2000 Index	$730,468	0.250%	Of all assets

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Effective April 30, 2007, MetLife Advisers entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the period ended June 30, 2007 were $26,441. Prior to April 30, 2007, MetLife served as the subadviser to the Portfolio and for the period January 1, 2007 through April 30, 2007, fees earned by MetLife were $42,698.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares of the Portfolio. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.007%	All Assets

Amounts waived for the six months ended June 30, 2007 are shown as management fee waivers in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

MSF-30

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-31

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Approval of New Subadvisory Agreements—(Unaudited)

At the April 25-26, 2007 joint meeting of the Boards of Directors/Trustees (collectively, the “Board,” composed of “Directors”) of Metropolitan Series Fund, Inc. (the “Fund”) and Metropolitan Series Fund II (“Met Series Fund II” and, together with the Fund, the “Funds”), the Board considered a proposal to change the subadviser for the MetLife Stock Index Portfolio, MetLife Mid Cap Stock Portfolio, Russell 2000 Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio and Morgan Stanley EAFE Index Portfolio, each a series of the Fund, and MetLife Stock Index Portfolio II, a series of Metropolitan Series Fund II (each such Portfolio, collectively, the “Index Portfolios”), from Metropolitan Life Insurance Company (“MetLife”) to MetLife Investment Advisors Company, LLC (“MLIAC”), a wholly-owned subsidiary of MetLife. The proposed subadviser change did not result in a “change of actual control or management” for purposes of applicable Securities and Exchange Commission rules and guidance, and thus did not require shareholder approval.

MetLife informed the Board that its intent was to have MLIAC assume MetLife’s responsibilities for providing investment advisory services to certain registered funds, including the Index Portfolios, and for MetLife subsequently to deregister as an investment adviser. It was noted that, other than the change to MLIAC, the proposed subadvisory agreements were identical to the existing subadvisory agreements with MetLife, and that the same persons at MetLife as were responsible for managing the Index Portfolios would be responsible for such Portfolios at MLIAC. As described more fully in the Index Portfolios’ Annual Reports dated December 31, 2006, when approving the continuation of the subadvisory agreements of the Index Portfolios with MetLife at the Board’s November 7-8, 2006 meeting, the Board considered, among other things and as relevant: (i) the nature, extent and quality of the services provided to the Index Portfolios under those subadvisory agreements; (ii) the investment performance of the Index Portfolios; (iii) the costs of the services to be provided and profits to be realized by MetLife and its affiliates from their relationships with the Portfolios; (iv) whether there were any economies of scale in the provision of services by MetLife and whether such economies would be shared with the relevant Portfolios; and (v) such other factors as the Board found relevant. Because the proposed subadvisory agreements with MLIAC, including the proposed scope of the services to be provided to the Index Portfolios, were identical to the subadvisory agreements with MetLife, and the same persons at MetLife as were responsible for managing the Index Portfolios would be responsible for such Portfolios at MLIAC, the Board did not reconsider the aforementioned factors. The Board did, however, consider and approve the compliance policies and procedures and code of ethics of MLIAC. The Board also considered that, although MLIAC’s own financial resources are less substantial than MetLife’s, both MLIAC and the Index Portfolio’s adviser, MetLife Advisers, LLC, are indirect subsidiaries of MetLife’s parent company, MetLife, Inc., and that MetLife and MetLife, Inc. will continue to have a substantial reputational interest in the Funds even after MetLife ceases to act as subadviser for the Index Portfolios.

Based on their evaluation of all factors that they deemed to be material as discussed above, and assisted by the advice of independent counsel, the Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds, present at the meeting concluded that the proposed subadvisory agreements between MetLife Advisers, LLC and MLIAC with respect to the Index Portfolios were in the best interests of such Portfolios and, therefore, unanimously approved such agreements, effective April 30, 2007.

MSF-32

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-33

Metropolitan Series Fund, Inc. T. Rowe Price Large Cap Growth Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned 8.5%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 7.0%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 7.4% over the same period.

PORTFOLIO REVIEW

U.S. stocks delivered strong returns in the first half of 2007, with several major equity indexes recording record highs. Share prices were buoyed by encouraging first quarter earnings, the Federal Reserve’s steady monetary policy, signs of an economic uplift, and substantial merger and acquisition activity. Large caps narrowly edged small caps, but mid-cap stocks decisively outperformed both segments. Growth stocks outperformed value stocks across all market capitalizations.

The Portfolio produced strong positive results for the six-month period, outpacing the benchmark Standard & Poor’s 500 Index. Stock selection in the financials, telecommunication services, and consumer discretionary sectors was the primary driver of outperformance. Stock selection in health care and industrials and business services sectors detracted from performance relative to the Index.

The financials sector was the leading relative outperformer, helped by stock selection and a beneficial underweight in this relatively weak performing sector against the benchmark. Capital markets holdings, in particular asset managers Franklin Resources, State Street, and UBS, benefited from strong global markets and a positive macroeconomic environment. European financials were also notable contributors, led by German exchange operator Deutsche Bourse and Italian commercial bank Unicredito Italiano. While concerns about sub-prime lending rattled the sector and caused it to lag, the Portfolio benefited from avoiding real estate stocks and underweighting diversified financial services.

Stock selection, led by the wireless telecommunication services industry, resulted in the telecommunication services sector’s relative outperformance. Non-U.S. providers America Movil (Mexico) and Rogers Communications (Canada) were major contributors, boosted by strong earnings and expansion outlook reports. MetroPCS, a low-cost U.S. wireless provider, went public in April, and the stock rose sharply after the public offering.

The consumer discretionary sector benefited from good stock selection, with concentrated strength in media and the internet and catalog retail industries. Liberty Capital gained as the value of its extensive interests in media and telecommunication companies appreciated. Amazon.com shares rose dramatically after solidly beating analysts’ earnings estimates, with improved expense controls and increased operating leverage. MGM Mirage, the casino giant, rose on gaming strength in Las Vegas and high expectations for its Macau operations and CenterCity, an ambitious multipurpose development in the heart of the Las Vegas Strip.

The Portfolio’s stock selection in the communications equipment industry was the primary driver of the information technology sector’s outperformance. Among the best performers was Juniper Networks, which rose on encouraging launches of its new service-provider and enterprise products. Hon Hai Precision Industry traded higher as a component supplier to Apple for its eagerly awaited iPhone.

Stock selection was negative in industrials and business services, while an underweight in the aerospace and defense industry also hurt performance. Machinery company Danaher slumped on lower growth, and Southwest Airlines declined on softer traffic numbers. Health care detracted due to stock selection, primarily in biotechnology and pharmaceuticals. Biotech concern Genentech traded lower as its key cancer drugs fell short of estimates, and the growth outlook dimmed for its leading cancer drug Avastin.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of June 30, 2007

	T. Rowe Price Large Cap Growth Portfolio			S&P 500 Index
	Class A	Class B	Class E
6 Months	8.5%	8.4%	8.5%	7.0%
1 Year	22.2	21.8	21.9	20.5
5 Years	11.5	—	11.4	10.7
Since Inception	6.7	13.3	5.0	4.9

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
General Electric Co.	4.1%
Schlumberger, Ltd.	2.2%
Google, Inc. (Class A)	2.1%
UBS AG	2.0%
CVS/Caremark Corp.	1.9%
Microsoft Corp.	1.8%
WellPoint, Inc.	1.8%
Danaher Corp.	1.7%
American International Group, Inc.	1.6%
Accenture, Ltd. (Class A)	1.6%

Top Sectors

% of Total Net Assets
Information Technology	23.4%
Financials	17.1%
Health Care	13.3%
Consumer Discretionary	11.3%
Industrials and Business Services	10.7%
Consumer Staples	6.7%
Energy	6.6%
Telecommunication Services	5.2%
Cash/Other	3.6%
Materials	1.5%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
T. Rowe Price Large Cap Growth—Class A(a)	Actual	0.64%	$1,000.00	$1,085.20	$3.31
	Hypothetical	0.64%	$1,000.00	$1,021.58	$3.21

T. Rowe Price Large Cap Growth—Class B(a)	Actual	0.89%	$1,000.00	$1,084.20	$4.60
	Hypothetical	0.89%	$1,000.00	$1,020.32	$4.46

T. Rowe Price Large Cap Growth—Class E(a)	Actual	0.79%	$1,000.00	$1,084.60	$4.08
	Hypothetical	0.79%	$1,000.00	$1,020.82	$3.96

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—96.5% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.7%
General Dynamics Corp.	73,900	$5,780,458

Air Freight & Logistics—0.6%
Expeditors International of Washington, Inc.	111,700	4,613,210

Airlines—1.0%
Southwest Airlines Co.	535,800	7,988,778

Beverages—1.2%
InBev NV (EUR)	44,600	3,527,773
PepsiCo, Inc.	99,500	6,452,575

		9,980,348

Biotechnology—3.1%
Amgen, Inc. (a)	67,600	3,737,604
Celgene Corp. (a)	59,100	3,388,203
Genentech, Inc. (a)	124,500	9,419,670
Gilead Sciences, Inc. (a)	208,000	8,064,160

		24,609,637

Capital Markets—9.1%
E*TRADE Financial Corp. (a)	293,100	6,474,579
Franklin Resources, Inc.	66,300	8,782,761
Legg Mason, Inc.	51,600	5,076,408
Morgan Stanley	79,300	6,651,684
Northern Trust Corp.	80,700	5,184,168
State Street Corp.	173,900	11,894,760
The Charles Schwab Corp.	297,200	6,098,544
The Goldman Sachs Group, Inc.	33,900	7,347,825
UBS AG (CHF)	268,900	16,040,443

		73,551,172

Chemicals—0.6%
Monsanto Co.	70,700	4,775,078

Commercial Banks—2.0%
Anglo Irish Bank Corp., Plc. (EUR)	272,808	5,583,320
Anglo Irish Bank Corp., Plc. (London Listed Shares) (EUR)	13,100	265,883
Erste Bank der oesterreichischen Sparkassen AG (EUR)	108,000	8,422,014
ICICI Bank, Ltd. (ADR)	33,900	1,666,185

		15,937,402

Communications Equipment—4.7%
Cisco Systems, Inc. (a)	438,000	12,198,300
Corning, Inc. (a)	273,100	6,977,705
Juniper Networks, Inc. (a)	220,000	5,537,400
QUALCOMM, Inc.	156,600	6,794,874
Telefonaktiebolaget LM Ericsson (Class B) (SEK)	1,606,100	6,398,829

		37,907,108

Security Description	Shares	Value*

Computers & Peripherals—1.7%
Apple, Inc. (a)	43,800	$5,345,352
Dell, Inc. (a)	128,300	3,662,965
EMC Corp.	261,600	4,734,960

		13,743,277

Construction & Engineering—0.3%
Foster Wheeler, Ltd.	22,900	2,450,071

Consumer Finance—1.3%
American Express Co.	172,100	10,529,078

Diversified Financial Services—1.3%
Chicago Mercantile Exchange Holdings, Inc.	3,900	2,084,004
Citigroup, Inc.	169,015	8,668,779

		10,752,783

Electrical Equipment—0.6%
Schneider Electric S.A. (EUR)	36,800	5,147,497

Electronic Equipment & Instruments—0.6%
Hon Hai Precision Industry Co., Ltd. (GDR)	263,000	4,679,228

Energy Equipment & Services—3.4%
Baker Hughes, Inc.	113,100	9,515,103
Schlumberger, Ltd.	208,800	17,735,472

		27,250,575

Food & Staples Retailing—4.0%
CVS Caremark Corp.	413,690	15,079,000
Sysco Corp.	72,600	2,395,074
Wal-Mart de Mexico S.A. de C.V. (ADR) (b)	59,800	2,271,880
Wal-Mart Stores, Inc.	113,600	5,465,296
Walgreen Co.	73,300	3,191,482
Whole Foods Market, Inc. (b)	99,900	3,826,170

		32,228,902

Health Care Equipment & Supplies—2.7%
Alcon, Inc.	13,000	1,753,830
Medtronic, Inc.	197,200	10,226,792
Nobel Biocare Holding AG (CHF)	3,943	1,284,747
St. Jude Medical, Inc. (a)	33,600	1,394,064
Stryker Corp. (b)	74,300	4,687,587
Zimmer Holdings, Inc. (a)	32,900	2,792,881

		22,139,901

Health Care Providers & Services—4.5%
Aetna, Inc.	151,600	7,489,040
Humana, Inc. (a)	43,100	2,625,221
Medco Health Solutions, Inc. (a)	66,800	5,209,732
UnitedHealth Group, Inc.	126,900	6,489,666
WellPoint, Inc. (a)	180,900	14,441,247

		36,254,906

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—1.8%
International Game Technology	109,300	$4,339,210
Marriott International, Inc. (Class A)	125,960	5,446,510
MGM MIRAGE (a)	30,800	2,540,384
Wynn Resorts, Ltd. (a) (b)	20,700	1,856,583

		14,182,687

Household Durables—1.2%
Harman International Industries, Inc.	48,900	5,711,520
Lennar Corp. (Class A)	115,900	4,237,304

		9,948,824

Household Products—1.5%
Procter & Gamble Co.	143,205	8,762,714
Reckitt Benckiser, Plc. (GBP)	55,300	3,024,898

		11,787,612

Independent Power Producers & Energy Traders—0.6%
The AES Corp. (a)	210,000	4,594,800

Industrial Conglomerates—4.8%
General Electric Co.	861,200	32,966,736
Tyco International, Ltd.	168,600	5,696,994

		38,663,730

Insurance—2.6%
American International Group, Inc.	187,500	13,130,625
Prudential Financial, Inc.	82,100	7,982,583

		21,113,208

Internet & Catalog Retail—1.3%
Amazon.com, Inc. (a) (b)	112,100	7,668,761
Liberty Media Corp.—Interactive (Class A) (a)	138,753	3,098,355

		10,767,116

Internet Software & Services—3.6%
eBay, Inc. (a)	226,000	7,272,680
Google, Inc. (Class A) (a)	31,900	16,695,822
Yahoo!, Inc. (a)	188,400	5,111,292

		29,079,794

IT Services—3.5%
Accenture, Ltd. (Class A)	300,800	12,901,312
Automatic Data Processing, Inc.	201,600	9,771,552
Infosys Technologies Ltd. (ADR)	114,900	5,788,662

		28,461,526

Machinery—2.4%
Danaher Corp.	185,600	14,012,800
Deere & Co.	24,000	2,897,760
Joy Global, Inc.	43,600	2,543,188

		19,453,748

Security Description	Shares	Value*

Media—3.0%
Clear Channel Communications, Inc.	111,600	4,220,712
Grupo Televisa S.A. (ADR)	114,700	3,166,867
Liberty Media Corp.—Capital (Series A) (a)	32,403	3,813,185
Rogers Communications, Inc. (Class B)	222,600	9,458,274
Viacom, Inc. (Class B) (a)	91,800	3,821,634

		24,480,672

Metals & Mining—0.9%
BHP Billiton, Ltd. (AUD)	244,100	7,296,456

Multiline Retail—2.5%
Kohl’s Corp. (a)	136,600	9,702,698
Target Corp.	167,500	10,653,000

		20,355,698

Oil, Gas & Consumable Fuels—3.3%
EOG Resources, Inc.	59,400	4,339,764
Exxon Mobil Corp.	91,016	7,634,422
Murphy Oil Corp.	57,400	3,411,856
Total S.A. (EUR)	135,300	10,971,020

		26,357,062

Pharmaceuticals—3.1%
Allergan, Inc.	42,000	2,420,880
Eli Lilly & Co.	58,300	3,257,804
Novartis AG (CHF)	79,425	4,461,175
Roche Holding AG (CHF)	42,400	7,505,505
Wyeth	127,200	7,293,648

		24,939,012

Semiconductors & Semiconductor Equipment—4.4%
Analog Devices, Inc.	141,700	5,333,588
Applied Materials, Inc.	125,600	2,495,672
ASML Holding NV (a) (b)	184,000	5,050,800
Intel Corp.	167,700	3,984,552
Marvell Technology Group, Ltd. (a)	413,300	7,526,193
Maxim Integrated Products, Inc.	172,900	5,776,589
Xilinx, Inc.	190,100	5,088,977

		35,256,371

Software—4.9%
Adobe Systems, Inc. (a)	117,600	4,721,640
Amdocs, Ltd. (a)	193,800	7,717,116
Autodesk, Inc.	129,800	6,110,984
Electronic Arts, Inc. (a)	79,200	3,747,744
Intuit, Inc. (a)	93,700	2,818,496
Microsoft Corp.	499,600	14,723,212

		39,839,192

Specialty Retail—1.8%
Bed Bath & Beyond, Inc. (a)	97,700	3,516,223
Lowe’s Cos., Inc.	202,200	6,205,518
PetSmart, Inc.	150,500	4,883,725

		14,605,466

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc. (a)	131,500	$6,231,785

Thrifts & Mortgage Finance—0.8%
Countrywide Financial Corp.	171,900	6,248,565

Trading Companies & Distributors—0.3%
Fastenal Co. (b)	63,000	2,637,180

Wireless Telecommunication Services—4.0%
American Tower Corp. (Class A) (a)	170,900	7,177,800
América Movil S.A. de C.V. (ADR)	201,000	12,447,930
Crown Castle International Corp. (a)	234,500	8,505,315
Leap Wireless International, Inc. (a)	24,700	2,087,150
MetroPCS Communications, Inc. (a)	71,200	2,352,448

		32,570,643

Total Common Stock (Identified Cost $661,133,080)		779,190,556

Short Term Investments—4.1%
Security Description	Shares	Value*

Mutual Funds—4.1%
T. Rowe Price Reserve Investment Fund (c)	33,240,558	$33,240,558

Total Short Term Investments (Identified Cost $33,240,558)		33,240,558

Total Investments—100.6% (Identified Cost $694,373,638) (d)		812,431,114
Liabilities in excess of other assets		(4,725,489)

Total Net Assets—100%		$807,705,625

*See accompanying notes to financial statements.

MSF-7

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $20,265,457 and the collateral received consisted of cash in the amount of $13,019,278 and securities with a market value of $7,824,020.
(c)	Affiliated Issuer. See below.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $694,373,638 and the composition of unrealized appreciation and depreciation of investment securities was $127,626,339 and $(9,568,863), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	Global Depository Receipt.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(SEK)—	Swedish Krona

Affiliated Issuer
Security Description	Number of shares held at 12/31/2006	Shares purchased since 12/31/2006	Shares sold since 12/31/2006	Number of shares held at 06/30/2007	Realized Gain/Loss on shares sold	Income for the six months ended 06/30/2007
T. Rowe Price Reserve Investment Fund	27,238,060	84,120,841	(78,118,343)	33,240,558	$0	$595,635

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$812,431,114
Cash		1,104,151
Foreign cash at value		6
Collateral for securities loaned		20,843,298
Receivable for:
Securities sold		4,034,856
Fund shares sold		933,745
Accrued interest and dividends		624,949
Foreign taxes		177,021

Total Assets		840,149,140
Liabilities
Payable for:
Fund shares redeemed	$915,442
Securities purchased	10,094,378
Withholding taxes	3,924
Return of collateral for securities loaned	20,843,298
Accrued expenses:
Management fees	386,988
Service and distribution fees	62,660
Other expenses	136,825

Total Liabilities		32,443,515

Net Assets		$807,705,625

Net assets consists of:
Capital paid in		$667,866,109
Undistributed net investment income		2,236,435
Accumulated net realized gains		19,547,875
Unrealized appreciation on investments and foreign currency		118,055,206

Net Assets		$807,705,625

Computation of offering price:
Class A
Net asset value and redemption price per share ($490,569,335 divided by 30,008,136 shares outstanding)		$16.35

Class B
Net asset value and redemption price per share ($286,077,580 divided by 17,559,933 shares outstanding)		$16.29

Class E
Net asset value and redemption price per share ($31,058,710 divided by 1,904,913 shares outstanding)		$16.30

Identified cost of investments		$694,373,638

Identified cost of foreign cash		$6

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$4,409,046	(a)
Interest		602,258	(b)

		5,011,304
Expenses
Management fees	$2,216,910
Service and distribution fees—Class B	346,985
Service and distribution fees—Class E	23,065
Directors’ fees and expenses	11,011
Custodian	81,912
Audit and tax services	15,859
Legal	4,655
Printing	87,600
Insurance	3,163
Miscellaneous	7,743

Total expenses	2,798,903
Expense reductions	(7,553)
Management fee waivers	(62,713)	2,728,637

Net Investment Income		2,282,667

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	22,994,969
Foreign currency transactions—net	(27,934)	22,967,035

Unrealized appreciation (depreciation) on:
Investments—net	35,346,997
Foreign currency transactions—net	(5,434)	35,341,563

Net gain		58,308,598

Net Increase in Net Assets From Operations		$60,591,265

(a)	Net of foreign taxes of $204,559.
(b)	Includes income on securities loaned of $6,858.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$2,282,667	$2,730,623
Net realized gain	22,967,035	29,235,537
Unrealized appreciation	35,341,563	36,515,240

Increase in net assets from operations	60,591,265	68,481,400

From Distributions to Shareholders
Net investment income
Class A	(2,029,262)	(937,824)
Class B	(535,551)	(122,146)
Class E	(92,499)	(58,204)

	(2,657,312)	(1,118,174)

Net realized gain
Class A	(4,030,340)	0
Class B	(2,470,445)	0
Class E	(275,570)	0

	(6,776,355)	0

Total distributions	(9,433,667)	(1,118,174)

Increase in net assets from capital share transactions	72,842,071	245,680,812

Total increase in net assets	123,999,669	313,044,038

Net Assets
Beginning of the period	683,705,956	370,661,918

End of the period	$807,705,625	$683,705,956

Undistributed Net Investment Income
End of the period	$2,236,435	$2,611,080

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	8,448,670	$132,949,675	12,750,061	$182,472,112
Reinvestments	381,587	6,059,602	66,797	937,824
Redemptions	(2,064,535)	(32,783,317)	(6,976,649)	(98,380,759)

Net increase	6,765,722	$106,225,960	5,840,209	$85,029,177

Class B
Sales	2,074,364	$32,706,544	19,382,686	$271,687,508
Reinvestments	189,773	3,005,996	8,725	122,146
Redemptions	(4,356,692)	(67,703,009)	(7,620,165)	(109,090,213)

Net increase (decrease)	(2,092,555)	$(31,990,469)	11,771,246	$162,719,441

Class E
Sales	224,064	$3,519,454	470,996	$6,622,128
Reinvestments	23,222	368,069	4,157	58,204
Redemptions	(335,694)	(5,280,943)	(629,144)	(8,748,138)

Net decrease	(88,408)	$(1,393,420)	(153,991)	$(2,067,806)

Increase derived from capital share transactions		$72,842,071		$245,680,812

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.27		$13.53		$12.77	$11.64	$8.91	$11.64

Income From Investment Operations
Net investment income	0.12	(e)	0.09	(e)	0.05	0.08	0.03	0.02
Net realized and unrealized gain (loss) of investments	1.17	(e)	1.70	(e)	0.78	1.07	2.71	(2.72)

Total from investment operations	1.29		1.79		0.83	1.15	2.74	(2.70)

Less Distributions
Distributions from net investment income	(0.07)		(0.05)		(0.07)	(0.02)	(0.01)	(0.03)
Distributions from net realized capital gains	(0.14)		0.00		0.00	0.00	0.00	0.00

Total distributions	(0.21)		(0.05)		(0.07)	(0.02)	(0.01)	(0.03)

Net Asset Value, End of Period	$16.35		$15.27		$13.53	$12.77	$11.64	$8.91

Total Return (%)	8.5	(b)	13.2		6.6	9.9	30.8	(23.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.64	(c)	0.68		0.71	0.74	0.79	0.77
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.64	(c)	0.68		0.70	0.73	0.77	0.76
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.66	(c)	0.70		N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.73	(c)	0.65		0.44	0.68	0.28	0.22
Portfolio turnover rate (%)	38	(c)	55		35	37	37	49
Net assets, end of period (000)	$490,569		$354,798		$235,513	$198,913	$172,315	$127,939

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006		2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$15.19		$13.47		$12.72	$11.60	$8.88	$8.96

Income From Investment Operations
Net investment income	0.07	(e)	0.05	(e)	0.01	0.05	0.01	0.00
Net realized and unrealized gain (loss) of investments	1.20	(e)	1.68	(e)	0.79	1.08	2.72	(0.08)

Total from investment operations	1.27		1.73		0.80	1.13	2.73	(0.08)

Less Distributions
Distributions from net investment income	(0.03)		(0.01)		(0.05)	(0.01)	(0.01)	0.00
Distributions from net realized capital gains	(0.14)		0.00		0.00	0.00	0.00	0.00

Total distributions	(0.17)		(0.01)		(0.05)	(0.01)	(0.01)	0.00

Net Asset Value, End of Period	$16.29		$15.19		$13.47	$12.72	$11.60	$8.88

Total Return (%)	8.4	(b)	12.9		6.3	9.7	30.8	(0.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	(c)	0.93		0.96	0.99	1.04	1.02	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.89	(c)	0.93		0.95	0.98	1.02	1.01	(c)
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.91	(c)	0.95		N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.46	(c)	0.34		0.20	0.93	0.06	0.00	(c)
Portfolio turnover rate (%)	38	(c)	55		35	37	37	49
Net assets, end of period (000)	$286,078		$298,582		$106,181	$48,955	$325	$1

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.21		$13.49		$12.73	$11.61	$8.90	$11.63

Income From Investment Operations
Net investment income	0.09	(e)	0.07	(e)	0.04	0.06	0.01	0.03
Net realized and unrealized gain (loss) of investments	1.19	(e)	1.68	(e)	0.77	1.08	2.71	(2.73)

Total from investment operations	1.28		1.75		0.81	1.14	2.72	(2.70)

Less Distributions
Distributions from net investment income	(0.05)		(0.03)		(0.05)	(0.02)	(0.01)	(0.03)
Distributions from net realized capital gains	(0.14)		0.00		0.00	0.00	0.00	0.00

Total distributions	(0.19)		(0.03)		(0.05)	(0.02)	(0.01)	(0.03)

Net Asset Value, End of Period	$16.30		$15.21		$13.49	$12.73	$11.61	$8.90

Total Return (%)	8.5	(b)	13.0		6.4	9.8	30.6	(23.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	(c)	0.83		0.86	0.89	0.94	0.92
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.79	(c)	0.83		0.85	0.88	0.92	0.91
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.81	(c)	0.85		N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.57	(c)	0.51		0.29	0.56	0.14	0.07
Portfolio turnover rate (%)	38	(c)	55		35	37	37	49
Net assets, end of period (000)	$31,059		$30,325		$28,968	$27,341	$16,646	$3,119

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had no capital loss carryovers.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$1,118,174	$1,487,546	$—	$—	$—	$—	$1,118,174	$1,487,546

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$2,611,080	$6,724,321	$79,346,517	$—	$88,681,918

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$191,328,978	$0	$134,682,770

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
T. Rowe Price Large Cap Growth	$2,154,197	0.650%	Of the first $50 million
		0.600%	On amounts in excess of $50 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. is compensated to provide subadvisory services for the T. Rowe Price Large Cap Growth Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2007 to April 30, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.015%	First $	50 million

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio pursuant to this voluntary subadvisory fee waiver.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the six months ended June 30, 2007 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc. T. Rowe Price Small Cap Growth Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned 12.0%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index1, which returned 13.5%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe2, was 11.0% over the same period.

PORTFOLIO REVIEW

The economy showed signs of improvement in the last few months of the period following a year-long slowdown that culminated in an anemic 0.7% annualized rate of GDP growth in the first quarter of 2007. While the housing sector remained weak and investors were concerned about problems in the subprime mortgage market, manufacturing and capital spending showed signs of accelerating. In addition, the national unemployment rate hovered around 4.5%, not far from six-year lows.

Although gasoline prices and other energy costs continued to press higher and inflation remained above the Federal Reserve’s comfort zone, the central bank kept the federal funds target rate at 5.25% during the first half of the year in anticipation that moderate growth would allow inflation pressures to ease over time. Following the Fed’s late-June monetary policy meeting, however, central bank officials acknowledged that “a sustained moderation in inflation pressures has yet to be convincingly demonstrated.”

Small-cap growth stocks produced strong returns in the first half of 2007. Shares in general were boosted by signs of a strengthening economy during the second quarter, better-than-expected first-quarter corporate earnings, the Federal Reserve’s steady monetary policy, and brisk merger and acquisition activity, including a marked increase in leveraged buyout offers from private-equity firms.

The Portfolio’s return of 12.0% for the six months ended June 30, 2007 lagged the MSCI U.S. Small-Cap Growth Index, which returned 13.5%. Relative performance was hurt by weak stock selection in the consumer discretionary and industrials and business services sectors as well as low exposure to the robust materials sector. On the plus side, good stock selection among financials and energy companies helped our results.

Financials lagged during the period, but favorable stock selection greatly helped our relative performance. Intercontinental Exchange reported good earnings following its acquisition of the New York Board of Trade, while International Securities Exchange Holdings soared following a takeover offer. Companies tied to the capital markets also did very well. Affiliated Managers Group advanced amid better-than-expected earnings stemming from institutional asset growth, and Investors Financial Services surged after receiving a buyout offer from State Street.

The energy sector was lifted by a sharp rebound in oil prices from their mid-January lows, and the Portfolio benefited from favorable stock selection in the oil, gas, and consumable fuels industry. Global Industries, which reported a significant increase in net income, and Oil States International, which demonstrated improved profitability, were two of our largest performance contributors.

Concerns that high energy costs will crimp spending on nonessentials weighed on the consumer discretionary sector. Our weak stock selection, particularly among specialty retailers, detracted from our performance. Hotel, restaurant, and leisure-oriented companies were collectively among our largest detractors and overweighting RARE Hospitality International, whose first-quarter profits dipped amid challenging conditions in the casual dining industry, hurt our results. In addition, overweighting Jackson Hewitt Tax Service was disadvantageous. Shares fell as the Department of Justice filed civil lawsuits against some franchises for allegedly preparing fraudulent tax returns.

Industrials and business services stocks performed well in absolute terms, but poor stock selection limited our potential gains. One of our largest detractors was Corporate Executive Board, which stumbled as the company lowered its business outlook for the year. Advisory Board, which provides best practices research to the health care industry, was also disappointing. In addition, air freight and logistics company UTi Worldwide sagged as higher expenses eroded strong revenue growth.

The materials sector is one of the smallest in the small-cap growth universe, yet it was one of the best-performing market segments during the period. However, underweighting the sector and poor performance of our holdings relative to some benchmark companies that produced vigorous gains worked against us.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Morgan Stanley Capital International (MSCI) US Small Cap Growth Index represents the growth companies of the MSCI US Small Cap 1750 Index. The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

Average Annual Returns as of June 30, 2007

	T. Rowe Price Small Cap Growth Portfolio			MSCI U.S. Small Cap Growth Index
	Class A	Class B	Class E
6 Months	12.0%	11.9%	11.9%	13.5%
1 Year	16.2	15.8	16.0	20.3
5 Years	12.2	—	12.0	15.8
10 Years	5.8	—	—	9.7
Since Inception	—	15.0	5.9	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
ITT Educational Services, Inc.	1.2%
Affiliated Managers Group, Inc.	1.1%
Foster Wheeler, Ltd.	0.9%
Actuant Corp.	0.9%
Varian Semiconductor Equipment Associates, Inc.	0.9%
The Corporate Executive Board Co.	0.9%
FLIR Systems, Inc.	0.9%
O’Reilly Automotive, Inc.	0.8%
UTi Worldwide, Inc.	0.8%
ON Semiconductor Corp.	0.8%

Top Sectors

% of Total Net Assets
Information Technology	22.8%
Industrials and Business Services	18.1%
Health Care	17.2%
Consumer Discretionary	17.0%
Energy	9.8%
Financials	6.0%
Materials	3.4%
Telecommunication Services	2.6%
Consumer Staples	2.3%
Cash/Other	0.8%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
T. Rowe Price Small Cap Growth—Class A(a)	Actual	0.56%	$1,000.00	$1,120.20	$2.94
	Hypothetical	0.56%	$1,000.00	$1,021.98	$2.81

T. Rowe Price Small Cap Growth—Class B(a)	Actual	0.81%	$1,000.00	$1,118.70	$4.26
	Hypothetical	0.81%	$1,000.00	$1,020.72	$4.06

T. Rowe Price Small Cap Growth—Class E(a)	Actual	0.71%	$1,000.00	$1,119.40	$3.73
	Hypothetical	0.71%	$1,000.00	$1,021.23	$3.56

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—99.5% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.2%
Armor Holdings, Inc. (a)	27,100	$2,354,177
Ceradyne, Inc. (a) (b)	38,700	2,862,252
DRS Technologies, Inc.	17,079	978,114
MTC Technologies, Inc. (a) (b)	18,100	444,536
Teledyne Technologies, Inc. (a)	28,200	1,295,790
United Industrial Corp. (b)	12,300	737,754

		8,672,623

Air Freight & Logistics—1.1%
Hub Group, Inc. (Class A)	11,800	414,888
Pacer International, Inc.	17,400	409,248
UTi Worldwide, Inc.	121,300	3,249,627

		4,073,763

Airlines—0.4%
SkyWest, Inc.	58,600	1,396,438

Auto Components—0.3%
Gentex Corp. (b)	64,900	1,277,881

Automobiles—0.4%
Thor Industries, Inc. (b)	34,900	1,575,386

Beverages—0.3%
Boston Beer, Inc. (a) (b)	28,900	1,137,215

Biotechnology—3.4%
Alexion Pharmaceuticals, Inc. (a) (b)	19,300	869,658
Alkermes, Inc. (a)	50,800	741,680
BioMarin Pharmaceutical, Inc. (a) (b)	62,400	1,119,456
Cubist Pharmaceuticals, Inc. (a) (b)	19,500	384,345
deCODE genetics, Inc. (a) (b)	48,700	181,894
Digene Corp. (a)	37,300	2,239,865
Human Genome Sciences, Inc. (a) (b)	32,500	289,900
Incyte Corp. (a) (b)	52,000	312,000
InterMune, Inc. (a) (b)	6,800	176,392
Martek Biosciences Corp. (a) (b)	10,200	264,894
Medarex, Inc. (a) (b)	42,500	607,325
Myriad Genetics, Inc. (a) (b)	12,700	472,313
Neurocrine Biosciences, Inc. (a) (b)	9,600	107,808
Onyx Pharmaceuticals, Inc. (a) (b)	14,200	381,980
OSI Pharmaceuticals, Inc. (b)	22,300	807,483
Panacos Pharmaceuticals, Inc. (a) (b)	57,530	185,822
PDL BioPharma, Inc. (a) (b)	81,800	1,905,940
Regeneron Pharmaceuticals, Inc. (a)	9,800	175,616
Senomyx, Inc. (a) (b)	58,200	785,700
Theravance, Inc. (a) (b)	17,300	553,600
United Therapeutics Corp. (a) (b)	5,900	376,184

		12,939,855

Building Products—0.1%
Simpson Manufacturing Co., Inc. (b)	12,600	425,124

Capital Markets—2.4%
Affiliated Managers Group, Inc. (a) (b)	34,349	4,422,777
Cohen & Steers, Inc. (b)	9,500	412,775

Security Description	Shares	Value*

Capital Markets—(Continued)
GFI Group, Inc. (a) (b)	9,100	$659,568
Greenhill & Co., Inc. (b)	32,600	2,239,946
Knight Capital Group, Inc.	26,600	441,560
optionsXpress Holdings, Inc. (b)	23,800	610,708
Penson Worldwide, Inc. (a)	15,400	377,762

		9,165,096

Chemicals—1.2%
Hercules, Inc.	44,500	874,425
Nalco Holding Co.	72,200	1,981,890
Terra Industries, Inc. (b)	34,000	864,280
The Scotts Miracle-Gro Co. (b)	25,300	1,086,382

		4,806,977

Commercial Banks—1.3%
Boston Private Financial Holdings, Inc. (b)	28,100	755,047
East West Bancorp, Inc.	38,400	1,492,992
Pinnacle Financial Partners, Inc. (a) (b)	23,000	675,280
SVB Financial Group (a) (b)	13,900	738,229
UCBH Holdings, Inc. (b)	71,800	1,311,786

		4,973,334

Commercial Services & Supplies—6.0%
Administaff, Inc.	17,800	596,122
ChoicePoint, Inc. (a)	41,733	1,771,566
CRA International, Inc. (a) (b)	16,300	785,660
Global Cash Access, Inc. (a)	38,200	611,964
Heidrick & Struggles International, Inc. (a)	15,100	773,724
IHS, Inc. (a)	17,700	814,200
Kenexa Corp. (a) (b)	81,000	3,054,510
Knoll, Inc.	15,500	347,200
Korn/Ferry International (a)	25,600	672,256
Navigant Consulting, Inc. (a) (b)	22,700	421,312
Resources Connection, Inc. (a)	81,600	2,707,488
Stericycle, Inc. (a) (b)	64,200	2,854,332
The Advisory Board Co. (a)	46,300	2,572,428
The Corporate Executive Board Co. (b)	51,600	3,349,356
Waste Connections, Inc. (a)	57,300	1,732,752

		23,064,870

Communications Equipment—2.5%
Adtran, Inc.	43,100	1,119,307
Avocent Corp. (a)	19,025	551,915
CommScope, Inc. (a)	23,500	1,371,225
Comtech Telecommunications Corp. (a)	18,300	849,486
F5 Networks, Inc. (a)	36,000	2,901,600
Inter-Tel, Inc.	34,900	835,157
Plantronics, Inc. (b)	25,700	673,854
Polycom, Inc. (a)	41,493	1,394,165

		9,696,709

Computers & Peripherals—0.5%
Avid Technology, Inc. (a) (b)	40,920	1,446,522
Intermec, Inc. (a) (b)	13,800	349,278

		1,795,800

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Construction & Engineering—1.4%
Foster Wheeler, Ltd.	33,700	$3,605,563
Infrasource Services, Inc. (a)	17,600	652,960
Quanta Services, Inc. (a) (b)	33,400	1,024,378

		5,282,901

Construction Materials—0.3%
Eagle Materials, Inc. (b)	24,100	1,182,105

Consumer Finance—0.1%
Advanta Corp. (Class B)	11,550	359,667

Containers & Packaging—0.7%
Crown Holdings, Inc.	81,000	2,022,570
Greif, Inc.	12,500	745,125

		2,767,695

Diversified Consumer Services—2.8%
Bright Horizons Family Solutions, Inc. (a)	45,000	1,750,950
DeVry, Inc. (a)	38,300	1,302,966
ITT Educational Services, Inc. (a)	38,900	4,566,082
Jackson Hewitt Tax Service, Inc. (b)	8,400	236,124
Matthews International Corp.	22,600	985,586
Sotheby’s Holdings, Inc. (Class A)	24,800	1,141,296
Steiner Leisure, Ltd. (a)	12,700	623,824

		10,606,828

Diversified Financial Services—0.4%
International Securities Exchange, Inc. (b)	20,800	1,359,280

Diversified Telecommunication Services—0.7%
Cbeyond, Inc. (a)	20,800	801,008
NeuStar, Inc. (Class A) (a) (b)	26,500	767,705
Time Warner Telecom, Inc. (Class A) (a) (b)	60,600	1,218,060

		2,786,773

Electrical Equipment—2.0%
AMETEK, Inc.	61,800	2,452,224
General Cable Corp. (b)	24,200	1,833,150
II-VI, Inc. (a) (b)	43,300	1,176,461
The Genlyte Group, Inc.	12,200	958,188
Thomas & Betts Corp. (a)	23,500	1,363,000

		7,783,023

Electronic Equipment & Instruments—3.6%
Aeroflex, Inc. (a)	126,672	1,794,942
Color Kinetics, Inc. (a) (b)	42,100	1,406,561
CyberOptics Corp. (a) (b)	103,937	1,398,992
Dolby Laboratories, Inc. (Class A) (a)	28,800	1,019,808
FLIR Systems, Inc. (a) (b)	71,800	3,320,750
Itron, Inc. (a) (b)	20,500	1,597,770
Mettler-Toledo International, Inc. (a)	19,700	1,881,547
Orbotech, Ltd. (a)	31,900	712,008
TTM Technologies, Inc. (a)	65,900	856,700

		13,989,078

Security Description	Shares	Value*

Energy Equipment & Services—5.1%
Atwood Oceanics, Inc. (a) (b)	14,800	$1,015,576
Core Laboratories NV (a)	21,500	2,186,335
Dresser-Rand Group, Inc. (a)	41,900	1,655,050
Global Industries, Inc. (a)	66,000	1,770,120
Helmerich & Payne, Inc.	48,600	1,721,412
Input/Output, Inc. (a) (b)	67,000	1,045,870
NATCO Group, Inc.	18,700	860,948
Oil States International, Inc. (a) (b)	67,900	2,806,986
SEACOR Holdings, Inc. (a) (b)	9,000	840,240
Tetra Technologies, Inc. (a)	71,800	2,024,760
Todco (Class A) (a)	32,700	1,543,767
Unit Corp. (a)	16,000	1,006,560
W-H Energy Services, Inc. (a)	22,100	1,368,211

		19,845,835

Food & Staples Retailing—0.6%
The Pantry, Inc. (a) (b)	21,200	977,320
United Natural Foods, Inc. (a) (b)	52,800	1,403,424

		2,380,744

Food Products—0.4%
Ralcorp Holdings, Inc. (a)	8,200	438,290
SunOpta, Inc. (a) (b)	86,300	962,245

		1,400,535

Health Care Equipment & Supplies—6.2%
American Medical Systems Holdings, Inc. (a) (b)	55,100	994,004
Cytyc Corp. (a)	60,100	2,590,911
Edwards Lifesciences Corp. (a)	31,300	1,544,342
Gen-Probe, Inc. (a)	40,900	2,471,178
Hologic, Inc. (a)	40,100	2,217,931
ICU Medical, Inc. (a) (b)	21,700	931,798
IDEXX Laboratories, Inc. (a)	13,600	1,286,968
Immucor, Inc. (a)	60,650	1,696,381
Integra LifeSciences Holdings (a) (b)	8,500	420,070
Kyphon, Inc. (a) (b)	44,900	2,161,935
Mentor Corp. (b)	16,200	659,016
Meridian Bioscience, Inc.	70,200	1,520,532
ResMed, Inc.	31,000	1,279,060
Respironics, Inc. (a)	50,300	2,142,277
Stereotaxis, Inc. (a) (b)	26,000	339,560
STERIS Corp.	29,700	908,820
Thoratec Corp. (a) (b)	48,300	888,237

		24,053,020

Health Care Providers & Services—3.3%
Amedisys, Inc. (a)	19,033	691,469
Centene Corp. (a)	43,700	936,054
Chemed Corp.	20,000	1,325,800
Gentiva Health Services, Inc. (a)	35,500	712,130
Healthspring, Inc. (a)	26,900	512,714
Healthways, Inc. (b)	16,200	767,394
inVentiv Health, Inc. (a)	23,900	874,979
LCA-Vision, Inc. (b)	7,800	368,628
LifePoint Hospitals, Inc. (a)	21,900	847,092

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Pediatrix Medical Group, Inc. (a)	28,300	$1,560,745
PSS World Medical, Inc. (a) (b)	35,400	644,988
Psychiatric Solutions, Inc. (a)	31,700	1,149,442
Symbion, Inc. (a)	53,900	1,170,169
Wellcare Group, Inc.	13,200	1,194,732

		12,756,336

Health Care Technology—0.6%
Cerner Corp. (a) (b)	26,000	1,442,220
Computer Programs & Systems, Inc. (b)	25,800	799,284

		2,241,504

Hotels, Restaurants & Leisure—2.9%
Applebee’s International, Inc.	50,700	1,221,870
BJ’s Restaurants, Inc. (a) (b)	59,500	1,174,530
CEC Entertainment, Inc. (a)	20,650	726,880
Choice Hotels International, Inc.	15,700	620,464
Orient-Express Hotels, Ltd. (Class A) (b)	20,300	1,084,020
P.F. Chang’s China Bistro, Inc. (a) (b)	19,700	693,440
RARE Hospitality International, Inc. (a)	63,175	1,691,195
Sonic Corp. (a) (b)	67,162	1,485,623
The Cheesecake Factory, Inc. (a) (b)	25,149	616,654
WMS Industries, Inc. (a) (b)	66,750	1,926,405

		11,241,081

Household Durables—0.8%
iRobot Corp. (a) (b)	36,700	728,495
Jarden Corp. (a)	37,800	1,625,778
M.D.C. Holdings, Inc. (b)	18,883	913,182

		3,267,455

Household Products—0.4%
Church & Dwight Co., Inc.	30,400	1,473,184

Insurance—1.5%
HCC Insurance Holdings, Inc.	48,900	1,633,749
Max Capital Group, Ltd.	25,900	732,970
Philadelphia Consolidated Holding Corp. (a)	32,100	1,341,780
StanCorp Financial Group, Inc.	36,600	1,920,768

		5,629,267

Internet & Catalog Retail—1.7%
Blue Nile, Inc. (a) (b)	27,300	1,648,920
Coldwater Creek, Inc. (a) (b)	101,200	2,350,876
Nutri/System, Inc. (a) (b)	13,300	928,872
Priceline.com, Inc. (a)	26,100	1,794,114

		6,722,782

Internet Software & Services—2.5%
aQuantive, Inc. (a)	12,400	791,120
CNET Networks, Inc. (a) (b)	139,400	1,141,686
Cybersource Corp. (a) (b)	100,200	1,208,412
Digital River, Inc. (a) (b)	22,500	1,018,125
j2 Global Communications, Inc. (a)	38,700	1,350,630

Security Description	Shares	Value*

Internet Software & Services—(Continued)
SINA Corp. (a)	12,000	$502,320
ValueClick, Inc. (a)	55,700	1,640,922
Visual Sciences, Inc. (b)	37,900	586,313
Websense, Inc. (a)	69,200	1,470,500

		9,710,028

IT Services—2.7%
CACI International, Inc. (Class A) (a)	30,000	1,465,500
Covansys Corp. (a)	1,600	54,288
Forrester Research, Inc. (a)	6,000	168,780
Global Payments, Inc.	37,020	1,467,843
Heartland Payment Systems, Inc. (b)	6,700	196,511
Inforte Corp. (a)	86,542	360,880
MoneyGram International, Inc.	36,900	1,031,355
NCI, Inc. (Class A) (a)	105,200	1,764,204
Perot Systems Corp. (Class A) (a)	83,200	1,417,728
RightNow Technologies, Inc. (a) (b)	76,100	1,248,801
SRA International, Inc. (a)	48,700	1,230,162

		10,406,052

Leisure Equipment & Products—0.9%
Marvel Entertainment, Inc. (a) (b)	30,300	772,044
Polaris Industries, Inc. (b)	22,900	1,240,264
Pool Corp. (b)	41,525	1,620,721

		3,633,029

Life Sciences Tools & Services—1.8%
Dionex Corp. (a) (b)	5,900	418,841
Exelixis, Inc. (a)	40,800	493,680
Illumina, Inc. (a) (b)	24,500	994,455
Invitrogen Corp. (a)	25,100	1,851,125
Techne Corp. (a)	23,600	1,350,156
Varian, Inc. (a)	18,300	1,003,389
Ventana Medical Systems, Inc. (a) (b)	9,100	703,157

		6,814,803

Machinery—4.1%
Actuant Corp. (b)	56,800	3,581,808
Bucyrus International, Inc. (b)	7,100	502,538
Gardner Denver, Inc. (a)	19,200	816,960
Graco, Inc.	26,000	1,047,280
Kaydon Corp. (b)	33,800	1,761,656
Kennametal, Inc.	11,100	910,533
RBC Bearings, Inc. (a)	13,800	569,250
The Manitowoc Co., Inc.	33,800	2,716,844
The Middleby Corp. (b)	12,200	729,804
The Toro Co.	34,900	2,055,261
Wabtec Corp.	25,600	935,168

		15,627,102

Marine—0.2%
Horizon Lines, Inc.	23,000	753,480

Media—0.1%
Interactive Data Corp. (a)	20,100	538,278

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Metals & Mining—1.1%
Chaparral Steel Co.	18,400	$1,322,408
Cleveland-Cliffs, Inc. (b)	15,400	1,196,118
Steel Dynamics, Inc.	40,900	1,714,119

		4,232,645

Multiline Retail—0.3%
Fred’s, Inc. (b)	21,850	292,353
Saks, Inc. (a) (b)	38,000	811,300

		1,103,653

Oil, Gas & Consumable Fuels—4.7%
Bill Barrett Corp. (a) (b)	27,200	1,001,776
Cabot Oil & Gas Corp.	56,700	2,091,096
Comstock Resources, Inc. (a)	54,700	1,639,359
Denbury Resources, Inc. (a)	55,200	2,070,000
Foundation Coal Holdings, Inc.	32,400	1,316,736
Frontier Oil Corp.	47,400	2,074,698
Helix Energy Solutions Group, Inc. (a) (b)	50,300	2,007,473
Mariner Energy, Inc. (a)	51,336	1,244,898
Penn Virginia Corp.	29,600	1,189,920
Plains Exploration & Production Co. (a)	22,900	1,094,849
Range Resources Corp.	63,000	2,356,830

		18,087,635

Personal Products—0.7%
Alberto-Culver Co.	45,400	1,076,888
Chattem, Inc. (a)	12,500	792,250
Herbalife, Ltd.	19,000	753,350

		2,622,488

Pharmaceuticals—2.0%
Medicis Pharmaceutical Corp. (Class A) (b)	63,500	1,939,290
MGI Pharma, Inc.	15,100	337,787
Noven Pharmaceuticals, Inc. (a) (b)	81,000	1,899,450
Salix Pharmaceuticals, Ltd. (a) (b)	20,160	247,968
Sciele Pharma, Inc.	16,800	395,808
The Medicines Co. (a) (b)	64,300	1,132,966
Valeant Pharmaceuticals International, Inc.	52,800	881,232
ViroPharma, Inc. (a) (b)	23,300	321,540
Xenoport, Inc. (b)	13,300	590,786

		7,746,827

Real Estate Investment Trusts—0.1%
Essex Property Trust, Inc. (b)	2,500	290,750
PS Business Parks, Inc.	2,800	177,436

		468,186

Real Estate Management & Development—0.4%
Jones Lang LaSalle, Inc.	12,100	1,373,350

Road & Rail—0.5%
Landstar System, Inc.	22,600	1,090,450
Old Dominion Freight Line, Inc. (a)	26,850	809,528

		1,899,978

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—5.4%
Advanced Energy Industries, Inc. (a)	80,400	$1,821,864
ATMI, Inc. (a)	33,500	1,005,000
Cohu, Inc.	40,000	890,000
Cymer, Inc. (a)	47,200	1,897,440
Entegris, Inc. (a)	101,900	1,210,572
Exar Corp. (a)	38,700	518,580
Integrated Device Technology, Inc. (a)	95,350	1,455,995
Intersil Corp.	41,064	1,291,873
Micrel, Inc.	69,600	885,312
ON Semiconductor Corp. (a)	293,200	3,143,104
Pericom Semiconductor Corp. (a)	27,400	305,784
PMC-Sierra, Inc. (a) (b)	51,100	395,003
Semtech Corp. (a)	70,800	1,226,964
Spansion, Inc. (Class A) (a) (b)	44,800	497,280
Standard Microsystems Corp. (a)	12,200	418,948
Varian Semiconductor Equipment Associates, Inc. (a)	85,050	3,407,103
Virage Logic Corp. (a) (b)	61,500	451,410

		20,822,232

Software—5.4%
Actuate Corp. (a)	136,800	928,872
Ansoft Corp.	12,900	380,421
ANSYS, Inc. (a)	49,400	1,309,100
Epicor Software Corp. (a)	51,200	761,344
FactSet Research Systems, Inc.	30,000	2,050,500
Fair Isaac Corp.	41,519	1,665,742
Informatica Corp. (a)	165,700	2,447,389
Jack Henry & Associates, Inc.	34,000	875,500
Macrovision Corp. (a)	46,400	1,394,784
MICROS Systems, Inc. (a)	18,000	979,200
MicroStrategy, Inc. (Class A) (a)	6,300	595,287
Parametric Technology Corp. (a)	26,100	564,021
Quest Software, Inc. (a)	45,600	738,264
Sonic Solutions (a) (b)	24,300	306,423
SPSS, Inc.	22,500	993,150
Synopsys, Inc. (a)	32,300	853,689
Taleo Corp. (a) (b)	77,800	1,752,834
THQ, Inc. (a)	41,100	1,254,372
TIBCO Software, Inc. (a)	70,600	638,930
Wind River Systems, Inc. (a)	46,200	508,200

		20,998,022

Specialty Retail—5.5%
A.C. Moore Arts & Crafts, Inc. (a) (b)	74,350	1,458,003
Aeropostale, Inc. (a)	25,100	1,046,168
Charlotte Russe Holding, Inc. (a)	34,700	932,389
Christopher & Banks Corp. (b)	47,650	817,198
Citi Trends, Inc. (a) (b)	30,000	1,138,800
DSW, Inc. (Class A) (a) (b)	12,600	438,732
GameStop Corp. (Class A) (a)	61,000	2,385,100
Hibbett Sports, Inc. (a)	54,950	1,504,531
O’Reilly Automotive, Inc. (a)	89,000	3,252,950
Pacific Sunwear of California, Inc. (a)	16,455	362,010
The Dress Barn, Inc. (a)	26,600	545,832
The Gymboree Corp. (a)	60,700	2,392,187

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—(Continued)
Tractor Supply Co. (a) (b)	35,400	$1,842,570
Tween Brands, Inc. (a)	17,900	798,340
Zumiez, Inc. (a) (b)	56,800	2,145,904

		21,060,714

Textiles, Apparel & Luxury Goods—1.2%
Columbia Sportswear Co. (b)	16,500	1,133,220
Deckers Outdoor Corp. (b)	6,500	655,850
Fossil, Inc. (a)	24,649	726,899
Iconix Brand Group, Inc. (b)	49,800	1,106,556
The Warnaco Group, Inc. (a)	22,400	881,216
Timberland Co. (Class A)	12,500	314,875

		4,818,616

Trading Companies & Distributors—0.5%
Beacon Roofing Supply, Inc. (a) (b)	28,200	479,118
MSC Industrial Direct Co., Inc. (Class A)	24,200	1,331,000

		1,810,118

Security Description	Shares	Value*

Wireless Telecommunication Services—1.8%
Dobson Communications Corp. (b)	73,100	$812,141
Leap Wireless International, Inc. (a)	33,200	2,805,400
SBA Communications Corp. (a) (b)	90,700	3,046,613
Syniverse Holdings, Inc. (a)	31,300	402,518

		7,066,672

Total Common Stock (Identified Cost $303,187,392)		383,724,072

Short Term Investments—0.6%

Mutual Funds—0.6%
T. Rowe Price Reserve Investment Fund (c)	2,369,699	2,369,699

Total Short Term Investments (Identified Cost $2,369,699)		2,369,699

Total Investments—100.1% (Identified Cost $305,557,091) (d)		386,093,771
Liabilities in excess of other assets		(329,939)

Total Net Assets—100%		$385,763,832

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $95,843,451 and the collateral received consisted of cash in the amount of $98,879,945 and securities with a market value of $23,000.
(c)	Affiliated Issuer. See below.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $305,557,091 and the composition of unrealized appreciation and depreciation of investment securities was $88,885,851 and $(8,349,171), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Affiliated Issuer
Security Description	Number of shares held at 12/31/2006	Shares purchased since 12/31/2006	Shares sold since 12/31/2006	Number of shares held at 6/30/2007	Realized Gain/Loss on shares sold	Income for the six months ended 6/30/2007
T. Rowe Price Reserve Investment Fund	7,589,435	51,729,914	(56,949,650)	2,369,699	$0	$138,613

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$386,093,771
Collateral for securities loaned		98,902,945
Receivable for:
Securities sold		841,625
Fund shares sold		259,395
Accrued interest and dividends		70,508

Total Assets		486,168,244
Liabilities
Payable for:
Fund shares redeemed	$1,244,996
Return of collateral for securities loaned	98,902,945
Accrued expenses:
Management fees	158,208
Service and distribution fees	12,775
Other expenses	85,488

Total Liabilities		100,404,412

Net Assets		$385,763,832

Net assets consists of:
Capital paid in		$265,814,953
Undistributed net investment loss		(442,363)
Accumulated net realized gains		39,854,562
Unrealized appreciation on investments		80,536,680

Net Assets		$385,763,832

Computation of offering price:
Class A
Net asset value and redemption price per share ($316,401,241 divided by 17,971,348 shares outstanding)		$17.61

Class B
Net asset value and redemption price per share ($51,242,028 divided by 2,970,954 shares outstanding)		$17.25

Class E
Net asset value and redemption price per share ($18,120,563 divided by 1,044,516 shares outstanding)		$17.35

Identified cost of investments		$305,557,091

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$518,931
Interest		252,988 (a)

		771,919
Expenses
Management fees	$1,042,677
Service and distribution fees—Class B	59,371
Service and distribution fees—Class E	13,436
Directors’ fees and expenses	11,011
Custodian	38,830
Audit and tax services	15,860
Legal	2,615
Printing	55,251
Insurance	3,388
Miscellaneous	7,377

Total expenses	1,249,816
Expense reductions	(2,820)
Management fee waivers	(32,714)	1,214,282

Net Investment Loss		(442,363)

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	51,738,498
Futures contracts—net	86,360	51,824,858

Unrealized depreciation on:
Investments—net		(4,570,466)

Net gain		47,254,392

Net Increase in Net Assets From Operations		$46,812,029

(a)	Includes income on securities loaned of $112,020.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment loss	$(442,363)	$(897,570)
Net realized gain	51,824,858	17,806,736
Unrealized depreciation	(4,570,466)	(3,516,615)

Increase in net assets from operations	46,812,029	13,392,551

Increase (decrease) in net assets from capital share transactions	(74,016,389)	30,463,297

Total increase (decrease) in net assets	(27,204,360)	43,855,848

Net Assets
Beginning of the period	412,968,192	369,112,344

End of the period	$385,763,832	$412,968,192

Undistributed Net Investment Loss
End of the period	$(442,363)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	2,146,607	$35,069,869	5,525,628	$86,189,244
Redemptions	(6,392,982)	(107,295,956)	(4,375,585)	(67,461,408)

Net increase (decrease)	(4,246,375)	$(72,226,087)	1,150,043	$18,727,836

Class B
Sales	450,850	$7,277,965	1,667,737	$25,431,636
Redemptions	(412,315)	(6,664,974)	(775,310)	(11,646,238)

Net increase	38,535	$612,991	892,427	$13,785,398

Class E
Sales	58,790	$964,652	334,736	$5,152,126
Redemptions	(207,611)	(3,367,945)	(473,521)	(7,202,063)

Net decrease	(148,821)	$(2,403,293)	(138,785)	$(2,049,937)

Increase (decrease) derived from capital share transactions		$(74,016,389)		$30,463,297

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.72		$15.13	$13.63	$12.27	$8.71	$11.89

Income From Investment Operations
Net investment loss	(0.03	)(e)	(0.03)	(0.02)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) of investments	1.92	(e)	0.62	1.52	1.40	3.60	(3.14)

Total from investment operations	1.89		0.59	1.50	1.36	3.56	(3.18)

Net Asset Value, End of Period	$17.61		$15.72	$15.13	$13.63	$12.27	$8.71

Total Return (%)	12.0	(b)	3.9	11.0	11.1	40.9	(26.7)
Ratio of operating expenses to average net assets before expense reductions (%)	0.56	(c)	0.59	0.60	0.60	0.63	0.61
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.56	(c)	0.59	0.59	0.60	0.63	N/A
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.57	(c)	0.60	N/A	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.18	)(c)	(0.19)	(0.14)	(0.31)	(0.39)	(0.38)
Portfolio turnover rate (%)	60	(c)	38	31	28	25	44
Net assets, end of period (000)	$316,401		$349,258	$318,845	$312,834	$297,728	$210,410

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$15.42		$14.88	$13.44	$12.11	$8.59	$8.67

Income From Investment Operations
Net investment loss	(0.07	)(e)	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss) of investments	1.90	(e)	0.59	1.48	1.36	3.53	(0.07)

Total from Investment Operations	1.83		0.54	1.44	1.33	3.52	(0.08)

Net Asset Value, End of Period	$17.25		$15.42	$14.88	$13.44	$12.11	$8.59

Total Return (%)	11.9	(b)	3.6	10.7	11.0	41.0	(0.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	(c)	0.84	0.84	0.85	0.88	0.86	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.81	(c)	0.84	0.84	0.85	0.88	N/A
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.82	(c)	0.85	N/A	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.43	)(c)	(0.44)	(0.40)	(0.52)	(0.59)	(0.63	)(c)
Portfolio turnover rate (%)	60	(c)	38	31	28	25	44
Net assets, end of period (000)	$51,242		$45,213	$30,357	$15,516	$152	$3

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.50		$14.95	$13.49	$12.15	$8.64	$11.80

Income From Investment Operations
Net investment loss	(0.05	)(e)	(0.06)	(0.04)	(0.05)	(0.03)	(0.02)
Net realized and unrealized gain (loss) of investments	1.90	(e)	0.61	1.50	1.39	3.54	(3.14)

Total from Investment Operations	1.85		0.55	1.46	1.34	3.51	(3.16)

Net Asset Value, End of Period	$17.35		$15.50	$14.95	$13.49	$12.15	$8.64

Total Return (%)	11.9	(b)	3.7	10.8	11.0	40.6	(26.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	(c)	0.74	0.74	0.75	0.78	0.76
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.71	(c)	0.74	0.74	0.75	0.78	N/A
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.72	(c)	0.75	N/A	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.33	)(c)	(0.35)	(0.30)	(0.45)	(0.52)	(0.53)
Portfolio turnover rate (%)	60	(c)	38	31	28	25	44
Net assets, end of period (000)	$18,121		$18,497	$19,910	$18,321	$11,353	$1,809

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk is associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Expiring 12/31/10	Total
$9,886,767	$1,596,398	$11,483,165

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$84,620,014	$(11,483,165)	$73,136,849

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$119,241,700	$0	$189,528,263

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
T. Rowe Price Small Cap Growth	$1,009,963	0.550%	Of the first $100 million
		0.500%	Of the next $300 million
		0.450%	On amounts in excess of $400 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. is compensated to provide subadvisory services for the T. Rowe Price Small Cap Growth Portfolio.

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio pursuant to this voluntary subadvisory fee waiver.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the six months ended June 30, 2007 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported,

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-19

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-20

Metropolitan Series Fund, Inc. Western Asset Management Strategic Bond Opportunities Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 0.4%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 1.0%. The average return of its peer group, the Lipper Variable Insurance Products General Bond Funds Universe2, was 1.7% over the same period.

PORTFOLIO REVIEW

Bond yields moved higher this year as the economy proved stronger than expected and expectations of a future Fed easing were largely reversed. Long-term rates rose more than short-term rates, leaving the yield curve almost flat with only a modest positive slope. Core inflation fell within the Fed’s comfort zone, but headline inflation remained elevated and energy prices rose, leaving both the market and Fed uncertain about future inflation. As bond yields approached the highs of last year late in the six-month period, signs of stress began to accumulate. Mortgage-backed spreads widened sharply as extension risk increased and volatility rose. Swap spreads were driven higher by pressure from Mortgage Backed Securities (MBS) hedging and subprime lending contagion concerns. Credit spreads were generally tighter, particularly lower-quality spreads, though they spiked toward the end of the period. Treasury Inflation Protected Securities (TIPS) yields rose slightly less than nominal yields, as 10-year breakeven spreads rose to a modest 2.4%. Emerging market spreads reached record lows, only to rebound somewhat late in the period. Commodity prices were generally higher, and gold prices rose modestly. The U.S. dollar fell against most currencies. Equity markets were generally higher around the world.

The Portfolio’s investment strategies produced mixed results for the period. A tactically driven duration posture detracted from returns as interest rates rose more than expected while duration was overweight. A modestly bulleted yield curve exposure contributed somewhat to performance as the front end of the curve steepened. Overweight exposure to the mortgage-backed sector was a major negative as spreads widened significantly. Underweight exposure to investment grade credits was a modest negative as the sector outperformed. However, an overweight exposure to lower quality credits contributed to performance as spreads were relatively stable. A modest exposure to TIPS detracted from performance, as a robust inflation adjustment was outweighed by a significant rise in yields and a narrowing of breakeven spreads. A modest exposure to traditional emerging market debt detracted somewhat from returns. Non-dollar bond exposure detracted from returns as foreign yields rose more than U.S. yields and currencies moved adversely.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE

LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2007

	Western Asset Management Strategic Bond Opportunities Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	0.4%	0.2%	0.3%	1.0%
1 Year	6.0	5.7	5.8	6.1
5 Years	6.9	—	6.8	4.5
10 Years	6.0	—	—	6.0
Since Inception	—	7.2	6.4	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	34.7%
Government National Mortgage Association	8.8%
U.S. Treasury Notes	3.9%
WaMu Mortgage Pass-Through Certificates	2.8%
U.S. Treasury Inflation Indexed Notes	2.7%
Federal Home Loan Bank	2.3%
Prime Mortgage Trust (144A)	1.9%
GMAC, LLC	1.6%
Countrywide Alternative Loan Trust	1.5%
Bear Stearns Asset Backed Securities Trust	1.4%

Top Sectors

% of Market Value
Residential Mortgage-Backed	54.7%
Investment Grade	14.1%
Short-Term Investments	11.5%
High Yield	8.7%
U.S. Treasury	4.2%
Index-Linked	2.9%
Commercial Mortgage-Backed	2.0%
Agency Issues	1.7%
Emerging Market	0.1%
Asset Backed	0.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Western Asset Mgt. Strategic Bond Opportunities— Class A	Actual	0.66%	$1,000.00	$1,003.50	$3.28
	Hypothetical	0.66%	$1,000.00	$1,021.48	$3.31

Western Asset Mgt. Strategic Bond Opportunities— Class B	Actual	0.91%	$1,000.00	$1,001.80	$4.52
	Hypothetical	0.91%	$1,000.00	$1,020.22	$4.56

Western Asset Mgt. Strategic Bond Opportunities— Class E	Actual	0.81%	$1,000.00	$1,002.80	$4.02
	Hypothetical	0.81%	$1,000.00	$1,020.72	$4.06

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—109.4% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.1%
DRS Technologies, Inc. 6.875%, 11/01/13	$375,000	$363,750
7.625%, 02/01/18	55,000	55,550
L-3 Communications Corp. 6.375%, 10/15/15	250,000	236,250
7.625%, 06/15/12	400,000	409,500

		1,065,050

Airlines—0.0%
Continental Airlines, Inc. 6.541%, 09/15/08	13,183	13,167

Asset Backed—9.8%
ACE Securities Corp. 5.450%, 02/25/31 (a)	3,633,909	3,632,909
Amortizing Residential Collateral Trust 6.520%, 08/25/32 (a)	131,402	131,556
Argent Securities, Inc. 5.380%, 05/25/36 (a)	1,481,740	1,481,547
Asset Backed Securities Corp. 8.170%, 04/15/33 (a)	92,822	92,928
Bear Stearns Asset Backed Securities Trust 5.690%, 01/25/34 (a)	101,022	101,366
6.000%, 10/25/36	6,470,685	6,290,735
6.500%, 10/25/36	6,688,668	6,600,043
Countrywide Asset Backed Certificates 6.570%, 06/25/34 (a)	850,000	853,516
Countrywide Home Equity Loan Trust 5.460%, 12/25/31 (a)	3,944,785	3,945,893
First Franklin Mortgage Loan Asset Backed Certificates 5.720%, 12/25/32 (a)	108,581	108,670
GMAC Mortgage Corp. Loan Trust 5.530%, 11/25/36 (a)	11,400,000	11,397,764
Green Tree Financial Corp. 7.070%, 01/15/29	471,441	481,410
GSAMP Trust 5.400%, 07/05/36 (a)	2,137,469	2,137,564
GSAMP Trust (144A) 5.430%, 05/25/36 (a)	4,907,689	4,888,843
GSRPM Mortgage Loan Trust (144A) 5.620%, 03/25/35 (a)	3,128,224	3,127,943
Indymac Seconds Asset Backed Trust 5.450%, 06/25/36 (a)	3,600,153	3,600,142
Lehman XS Trust 5.450%, 06/25/37 (a)	7,915,671	8,041,689
Long Beach Mortgage Loan Trust 5.840%, 01/21/31 (a)	63,471	63,488
Merrill Lynch Mortgage Investors NIM Trust (144A) 5.000%, 09/25/35	7,210	6,698
Mid-State Trust 7.340%, 07/01/35	592,563	623,757
Morgan Stanley IXIS Real Estate Capital Trust 5.350%, 07/25/36 (a)	2,561,378	2,561,371

Security Description	Face Amount	Value*

Asset Backed—(Continued)
Morgan Stanley Mortgage Loan Trust 5.470%, 03/25/36 (a)	$2,850,620	$2,851,231
RAAC Series (144A) 5.570%, 08/25/35 (a)	3,749,469	3,749,079
SACO I Trust 5.450%, 06/25/36 (a)	3,373,469	3,372,825
Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34	35,690	7,011
7.750%, 04/27/33	783	312
SLM Student Loan Trust 5.345%, 07/25/17 (a)	5,800,000	5,801,032
5.355%, 04/25/18 (a)	2,616,151	2,616,099
Structured Asset Securities Corp. (144A) 5.430%, 02/25/36 (a)	3,686,712	3,684,663
Varick Structured Asset Fund, Ltd. (144A) 6.736%, 11/01/35 (b) (c) (d)	1,182,148	0

		82,252,084

Automobiles—0.5%
DaimlerChrysler North America Holdings Corp. 4.050%, 06/04/08	2,053,000	2,024,198
Ford Motor Co. 6.625%, 10/01/28	135,000	100,912
7.450%, 07/16/31 (e)	2,045,000	1,633,444
8.900%, 01/15/32	105,000	91,350
General Motors Corp. 8.250%, 07/15/23 (e)	685,000	624,206
8.375%, 07/15/33 (e)	35,000	31,938

		4,506,048

Building Products—0.0%
Norcraft Holdings, L.P. 0/9.750%, 09/01/12 (f)	225,000	205,875

Capital Markets—1.3%
JPMorgan Chase & Co. 5.125%, 09/15/14	2,740,000	2,631,112
5.150%, 10/01/15	1,430,000	1,359,780
6.625%, 03/15/12	70,000	72,781
Lehman Brothers Holdings, Inc. 4.500%, 07/26/10	3,050,000	2,964,990
Morgan Stanley 3.625%, 04/01/08	365,000	360,011
5.625%, 01/09/12	1,290,000	1,287,216
5.809%, 10/18/16 (a)	490,000	489,458
The Bear Stearns Cos., Inc. 5.550%, 01/22/17 (e)	1,130,000	1,067,852
The Goldman Sachs Group, L.P. 4.500%, 06/15/10	1,110,000	1,082,239

		11,315,439

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Chemicals—0.0%
Borden Chemicals & Plastics, L.P. 9.500%, 05/01/49 (c) (d)	$140,000	$2,100
Equistar Chemicals, L.P. 10.625%, 05/01/11	129,000	135,772
Georgia Gulf Corp. 9.500%, 10/15/14 (e)	100,000	99,500
Key Plastics, LLC (144A) 10.250%, 03/15/17	250,000	250

		237,622

Commercial Banks—2.5%
Bank of America Corp. 5.420%, 03/15/17	2,000,000	1,917,328
Capital One Bank 5.750%, 09/15/10	50,000	50,237
Glitnir Banki Hf (144A) 6.330%, 07/28/11	720,000	732,824
6.693%, 06/15/16 (a)	1,400,000	1,441,965
HSBC Finance Corp. 4.625%, 01/15/08	2,700,000	2,689,546
ICICI Bank, Ltd. 6.375%, 04/30/22 (a)	539,000	511,514
ICICI Bank, Ltd. (144A) 6.375%, 04/30/22 (a)	844,000	802,006
Kaupthing Bank Hf (144A) 5.750%, 10/04/11 (e)	350,000	348,794
6.045%, 04/12/11 (a)	2,040,000	2,055,814
7.125%, 05/19/16	450,000	475,363
Landsbanki Islands Hf (144A) 6.100%, 08/25/11	2,000,000	2,025,286
Santander Issuances S.A. Unipersonal (144A) 5.805%, 06/20/16 (a)	1,180,000	1,185,127
TuranAlem Finance BV 8.250%, 01/22/37	490,000	470,400
TuranAlem Finance BV (144A) 8.250%, 01/22/37	1,870,000	1,799,875
Wachovia Corp. 5.250%, 08/01/14	3,110,000	3,021,010
Wells Fargo & Co. 5.300%, 08/26/11	1,580,000	1,568,548

		21,095,637

Commercial Mortgage-Backed Securities—21.2%
American Home Mortgage Investment Trust 5.294%, 06/25/45	4,468,764	4,432,388
Banc of America Funding Corp. 5.490%, 05/20/36 (a)	2,099,035	2,097,611
Banc of America Mortgage Securities, Inc. 4.803%, 09/25/35 (a)	5,049,134	4,957,191
Bear Sterns Adjustable Rate Mortgage Trust 4.650%, 10/25/35 (a)	2,700,000	2,628,958
Citigroup Mortgage Loan Trust, Inc. 5.675%, 12/25/35 (a)	7,325,592	7,321,050
Commercial Mortgage Asset Trust 7.350%, 01/17/32	475,000	514,015

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates (144A) 5.447%, 07/16/34	$676,642	$674,776
Countrywide Alternative Loan Trust 5.520%, 05/25/36 (a)	3,357,981	3,357,931
5.520%, 07/25/36 (a)	4,583,446	4,586,856
5.650%, 11/20/35 (a)	5,747,094	5,767,368
Credit Suisse Mortgage Capital Certificates 5.609%, 02/15/39 (a)	3,270,000	3,207,075
Crusade Global Trust 5.550%, 09/18/34 (a)	727,616	728,429
EMC Mortgage Loan Trust 5.770%, 05/25/43	4,073,519	4,073,274
6.020%, 01/25/41	700,000	713,545
First Union National Bank Commercial Mortgage 0.778%, 05/17/32 (a) (g)	10,987,487	226,558
Greenpoint Mortgage Funding Trust 5.400%, 03/25/37 (a)	7,104,603	7,107,052
GSMPS Mortgage Loan Trust (144A) 5.670%, 01/25/35 (a)	1,926,554	1,934,551
GSR Mortgage Loan Trust 4.659%, 10/25/35 (a)	1,505,454	1,497,651
5.183%, 01/25/36 (a)	4,456,843	4,419,391
Harborview Mortgage Loan Trust 5.530%, 06/25/37 (a)	8,051,256	8,050,290
5.570%, 01/19/36 (a)	3,079,606	3,082,689
Impac Secured Assets CMN Owner Trust 5.640%, 03/25/36 (a)	3,718,402	3,729,999
Indymac Index Mortgage Loan Trust 5.257%, 03/25/35 (a)	3,278,895	3,282,043
5.680%, 01/25/35 (a)	3,588,983	3,601,534
JPMorgan Chase Commercial Mortgage Securities Corp. 5.814%, 06/12/43	4,960,000	4,944,653
Luminent Mortgage Trust 5.510%, 05/25/46 (a)	3,905,359	3,907,298
Mastr Seasoned Securities Trust 6.211%, 10/25/32 (a)	1,436,521	1,455,584
Merit Securities Corp. (144A) 6.820%, 09/28/32 (a)	1,093,933	1,007,519
Merrill Lynch Mortgage Trust 5.843%, 05/12/39 (a)	1,890,000	1,876,528
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.485%, 03/12/51 (a)	2,800,000	2,712,751
Morgan Stanley Capital I 5.692%, 04/15/49	2,700,000	2,659,116
Morgan Stanley Mortgage Loan Trust 5.443%, 06/26/36 (a)	4,469,570	4,448,875
Novastar Mortgage-Backed Notes 5.510%, 06/25/36 (a)	3,742,782	3,748,784
Prime Mortgage Trust (144A) 6.000%, 05/25/35	1,653,678	1,651,942
6.000%, 11/25/36	6,014,616	5,926,021
Prime Mortgage Trust (Class 1) (144A) 5.500%, 05/25/35	3,617,149	3,541,442

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Prime Mortgage Trust (Class 2) (144A) 5.500%, 05/25/35	$8,332,497	$8,178,346
Structured Adjustable Rate Mortgage Loan Trust 5.199%, 01/25/35 (a)	2,337,319	2,319,225
Structured Asset Mortgage Investments, Inc. 7.462%, 08/25/35 (a)	567,729	572,010
Thornburg Mortgage Securities Trust 5.520%, 12/25/35 (a)	8,028,395	8,031,447
5.550%, 12/25/35 (a)	2,235,000	2,235,535
WaMu Mortgage Pass-Through Certificates 5.358%, 08/25/36	7,747,674	7,675,721
5.518%, 04/25/37 (a)	3,318,390	3,304,493
5.590%, 12/25/45 (a)	6,149,134	6,166,426
5.610%, 07/25/45 (a)	92,343	92,488
5.610%, 10/25/45 (a)	2,650,484	2,655,060
5.699%, 03/25/37 (a)	3,732,206	3,720,036
5.953%, 09/25/36 (a)	2,067,982	2,066,044
Wells Fargo Mortgage Backed Securities Trust 4.490%, 06/25/35 (a)	686,802	680,939
4.543%, 02/25/35 (a)	6,014,791	5,893,177
5.240%, 05/25/36 (a)	1,590,722	1,577,411
Zuni Mortgage Loan Trust 5.450%, 06/25/36 (a)	3,597,304	3,595,477

		178,636,573

Commercial Services & Supplies—0.3%
Allied Waste North America, Inc. 6.375%, 04/15/11	100,000	97,250
7.250%, 03/15/15	275,000	272,250
7.875%, 04/15/13	75,000	75,844
Corrections Corp. of America 6.250%, 03/15/13	150,000	144,000
6.750%, 01/31/14	275,000	268,812
Interface, Inc. 10.375%, 02/01/10	150,000	161,250
Safety-Kleen Services, Inc. 9.250%, 06/01/08 (c)	250,000	250
Service Corp. International 7.625%, 10/01/18	125,000	126,563
Service Corp. International (144A) 7.500%, 04/01/27	330,000	311,025
Waste Management, Inc. 6.375%, 11/15/12	1,290,000	1,319,337

		2,776,581

Communications Equipment—0.0%
Intelsat Corp. 9.000%, 08/15/14	81,000	84,443
9.000%, 06/15/16	155,000	162,362

		246,805

Consumer Finance—0.2%
American Express Co. 6.800%, 09/01/66 (a)	1,030,000	1,062,052

Security Description	Face Amount	Value*

Consumer Finance—(Continued)
SLM Corp. 5.050%, 11/14/14	$310,000	$257,788

		1,319,840

Containers & Packaging—0.2%
Graham Packaging Co., Inc. 8.500%, 10/15/12	280,000	281,750
9.875%, 10/15/14 (e)	145,000	146,631
Graphic Packaging International Corp. 9.500%, 08/15/13	300,000	311,625
Owens-Brockway Glass Container, Inc. 7.750%, 05/15/11	225,000	230,906
8.250%, 05/15/13	50,000	51,750
Owens-Illinois, Inc. 7.350%, 05/15/08	275,000	275,688
Plastipak Holdings, Inc. (144A) 8.500%, 12/15/15	200,000	207,000
Radnor Holdings Corp. 11.000%, 03/15/10 (c)	175,000	656

		1,506,006

Diversified Financial Services—7.4%
AGFC Capital Trust I (144A) 6.000%, 01/15/67 (a)	815,000	779,412
Aiful Corp. (144A) 5.000%, 08/10/10	800,000	779,776
Airplane Pass Through Trust 10.875%, 03/15/19 (b) (c) (d)	246,925	0
Alamosa Delaware, Inc. 11.000%, 07/31/10	153,000	162,099
Anadarko Finance Co. 7.500%, 05/01/31	1,500,000	1,611,663
Basell AF SCA (144A) 8.375%, 08/15/15	230,000	220,225
ChevronTexaco Capital Co. 3.500%, 09/17/07	820,000	817,203
Chukchansi Economic Development Authority (144A) 8.000%, 11/15/13	100,000	102,000
Citigroup, Inc. 4.125%, 02/22/10	2,790,000	2,706,515
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (a)	500,000	481,731
Deutsche Telekom International Finance BV 5.750%, 03/23/16 (e)	820,000	799,921
El Paso Performance-Linked Trust (144A) 7.750%, 07/15/11	1,940,000	1,998,200
FMC Finance III S.A. (144A) 6.875%, 07/15/17	750,000	735,000
Ford Motor Credit Co. 7.375%, 10/28/09	5,150,000	5,112,178
7.875%, 06/15/10	1,975,000	1,974,621
10.610%, 06/15/11 (a)	904,000	976,540
General Electric Capital Corp. 4.125%, 09/01/09	2,770,000	2,702,936

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
GMAC, LLC 4.375%, 12/10/07	$370,000	$367,332
5.125%, 05/09/08	260,000	256,753
5.625%, 05/15/09	1,410,000	1,378,604
5.850%, 01/14/09	370,000	364,649
6.125%, 08/28/07 (e)	5,450,000	5,453,714
6.625%, 05/15/12	5,090,000	4,915,316
6.750%, 12/01/14	670,000	641,630
6.875%, 09/15/11	1,325,000	1,303,342
7.250%, 03/02/11	40,000	39,869
8.000%, 11/01/31	1,650,000	1,687,259
HSBC Finance Capital Trust IX 5.911%, 11/30/35 (a)	50,000	48,410
ILFC E-Capital Trust II (144A) 6.250%, 12/21/65 (a)	330,000	321,862
Inergy Finance Corp. 6.875%, 12/15/14	400,000	379,000
International Lease Finance Corp. 5.875%, 05/01/13	50,000	50,335
KAC Aquisition Co. (144A) Zero Coupon, 04/26/26 (b) (d)	3,316	0
Level 3 Financing, Inc. 9.250%, 11/01/14	160,000	161,600
Level 3 Financing, Inc. (144A) 8.750%, 02/15/17	135,000	133,481
Merna Reins, Ltd. 1.000%, 07/01/12 (a)	1,650,000	1,649,950
Northwest Airlines Pass Thru Trust 6.110%, 05/20/14 (a)	1,761,686	1,785,768
NXP Funding, LLC 9.500%, 10/15/15	205,000	201,925
Petrobras International Finance Co. 6.125%, 10/06/16	1,190,000	1,166,200
R.H. Donnelley Finance Corp. (144A) 10.875%, 12/15/12	225,000	239,906
Residential Capital, LLC 6.000%, 02/22/11	4,520,000	4,373,715
6.500%, 06/01/12	480,000	468,381
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 05/15/17	570,000	557,916
Shinsei Finance Cayman, Ltd. (144A) 6.418%, 01/29/49 (a)	1,100,000	1,069,535
SLM Corp. 5.000%, 10/01/13	1,300,000	1,109,178
5.000%, 04/15/15	60,000	49,306
5.375%, 05/15/14	2,925,000	2,506,523
5.625%, 08/01/33 (e)	240,000	187,139
Sprint Capital Corp. 8.375%, 03/15/12	1,725,000	1,879,203
8.750%, 03/15/32	520,000	584,028
SunTrust Capital VIII 6.100%, 12/01/66 (a)	650,000	595,241
Telecom Italia Capital S.A. 5.250%, 10/01/15	2,100,000	1,952,719

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
TNK-BP Finance S.A. 7.500%, 07/18/16	$108,000	$112,046
TNK-BP Finance S.A. (144A) 6.625%, 03/20/17	670,000	649,096
7.500%, 07/18/16	1,080,000	1,113,480
Wells Fargo Capital X 5.950%, 12/15/36	930,000	867,463

		62,581,894

Diversified Telecommunication Services—0.5%
Citizens Communications Co. 7.125%, 03/15/19	165,000	155,925
7.875%, 01/15/27	250,000	243,125
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	303,000	306,787
Qwest Corp. 8.875%, 03/15/12	275,000	296,313
Royal KPN NV 8.000%, 10/01/10	990,000	1,059,572
Verizon Florida, Inc. 6.125%, 01/15/13	70,000	70,568
Verizon New York, Inc. 6.875%, 04/01/12	1,820,000	1,897,547
Windstream Corp. 8.625%, 08/01/16	430,000	454,725

		4,484,562

Electric Utilities—0.9%
Dominion Resources, Inc. 5.700%, 09/17/12	1,350,000	1,351,072
Edison Mission Energy 7.000%, 05/15/17	390,000	367,575
7.200%, 05/15/19	520,000	488,800
7.625%, 05/15/27	190,000	179,550
Exelon Corp. 5.625%, 06/15/35	1,140,000	1,018,470
FirstEnergy Corp. 6.450%, 11/15/11	770,000	789,568
7.375%, 11/15/31	1,385,000	1,499,332
Williams Cos., Inc. 7.125%, 09/01/11	50,000	51,250
7.500%, 01/15/31	320,000	331,200
7.625%, 07/15/19	125,000	131,875
7.750%, 06/15/31	420,000	444,675
7.875%, 09/01/21	125,000	134,375
8.750%, 03/15/32	325,000	376,187

		7,163,929

Energy Equipment & Services—0.3%
Compagnie Generale de Geophysique-Veritas 7.500%, 05/15/15	115,000	115,000
7.750%, 05/15/17	480,000	486,000

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Energy Equipment & Services—(Continued)
Kinder Morgan Energy Partners, L.P. 6.000%, 02/01/17	$180,000	$176,152
6.300%, 02/01/09	200,000	202,145
6.750%, 03/15/11	870,000	900,338
SemGroup, L.P. (144A) 8.750%, 11/15/15	75,000	75,375
Universal Compression, Inc. 7.250%, 05/15/10	275,000	275,344

		2,230,354

Federal Agencies—46.6%
Farmer Mac Guaranteed Notes Trust 5.125%, 04/19/17	3,400,000	3,287,732
Federal Home Loan Bank 5.000%, 12/21/15	3,660,000	3,547,173
5.400%, 01/02/09	1,420,000	1,418,939
5.500%, 05/21/09	6,120,000	6,117,277
5.500%, 07/15/36 (e)	3,700,000	3,636,467
5.837%, 02/01/37 (a)	1,304,339	1,308,992
6.039%, 05/01/37 (a)	3,000,000	3,016,035
6.583%, 01/01/37 (a)	2,938,698	2,984,596
6.618%, 02/01/37 (a)	741,848	750,152
Federal Home Loan Mortgage Corp. 5.362%, 02/01/36 (a)	2,797,394	2,788,313
11.565%, 06/15/21 (a) (g)	89	1,272
Federal National Mortgage Association 5.000%, TBA	116,400,000	109,044,394
5.130%, 10/01/35 (a)	1,364,148	1,366,900
5.500%, 04/01/36	9,319,632	8,934,634
5.500%, TBA	88,200,000	85,626,794
5.517%, 02/01/37	8,009,132	7,980,978
6.000%, 10/01/36	16,493,513	16,326,229
6.000%, TBA	34,700,000	34,311,860
6.500%, 03/01/26	24,270	24,684
6.500%, TBA	24,040,000	24,265,375
6.625%, 09/15/09 (e)	930,000	957,376
7.000%, 05/01/26	3,659	3,787
7.500%, 12/01/29	6,186	6,453
7.500%, 06/01/30	12,331	12,854
7.500%, 08/01/30	1,203	1,254
7.500%, 11/01/30	52,659	55,000
7.500%, 02/01/31	1,968	2,055
8.000%, 08/01/27	4,755	5,024
8.000%, 01/01/31	258,506	273,618
8.500%, 08/01/19	115,371	122,686
10.400%, 04/25/19	4,827	5,163
Government National Mortgage Association 6.000%, TBA	74,900,000	74,502,131

		392,686,197

Food & Staples Retailing—0.0%
Safeway, Inc. 7.250%, 02/01/31 (e)	50,000	51,664

Security Description	Face Amount	Value*

Food Products—0.1%
Dole Food Co., Inc. 7.250%, 06/15/10	$285,000	$275,025
8.750%, 07/15/13 (a) (e)	125,000	121,875
8.875%, 03/15/11 (e)	150,000	147,750

		544,650

Foreign Government—0.8%
Columbia Government International Bond 7.375%, 09/18/37	735,000	815,850
Mexico Government International Bond 5.625%, 01/15/17 (e)	1,260,000	1,233,540
5.875%, 01/15/14	760,000	763,800
6.750%, 09/27/34	851,000	907,592
10.375%, 02/17/09	238,000	255,255
Panama Government International Bond 6.700%, 01/26/36	45,000	45,900
9.375%, 04/01/29 (e)	18,000	23,850
Region of Lombardy Italy 5.804%, 10/25/32	925,000	909,375
Russian Federation 7.500%, 03/31/30 (a)	31,840	35,072
11.000%, 07/24/18	950,000	1,322,637

		6,312,871

Gas Utilities—0.2%
El Paso Natural Gas Co. 8.375%, 06/15/32	590,000	691,833
Intergas Finance BV 6.375%, 05/14/17	1,410,000	1,350,075

		2,041,908

Government Agency—1.0%
European Investment Bank 3.500%, 03/21/12	870,000	847,854
Tennessee Valley Authority 5.980%, 04/01/36	2,320,000	2,440,545
Virginia Housing Development Authority 6.000%, 06/25/34	4,940,743	4,869,201

		8,157,600

Health Care Providers & Services—0.6%
Community Health Systsems, Inc. 8.875%, 07/15/15	500,000	506,875
DaVita, Inc. (144A) 6.625%, 03/15/13	405,000	395,381
Genesis Healthcare Corp. 8.000%, 10/15/13	400,000	426,960
HCA, Inc. 6.250%, 02/15/13	543,000	490,057
6.375%, 01/15/15	275,000	233,750
6.500%, 02/15/16 (e)	494,000	418,048
HCA, Inc. (144A) 9.125%, 11/15/14	90,000	94,613
9.250%, 11/15/16	690,000	734,850

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Health Care Providers & Services—(Continued)
HCA, Inc. (144A) 9.625%, 11/15/16	$132,000	$141,900
IASIS Healthcare, LLC 8.750%, 06/15/14	350,000	350,000
Tenet Healthcare Corp. 6.875%, 11/15/31	95,000	72,675
7.375%, 02/01/13	325,000	293,719
Triad Hospitals, Inc. 7.000%, 11/15/13	350,000	367,920
Vanguard Health Holdings Co. I, LLC 0/11.250%, 10/01/15 (e) (f)	210,000	171,150
Vanguard Health Holdings Co. II, LLC 9.000%, 10/01/14	580,000	574,200

		5,272,098

Hotels, Restaurants & Leisure—0.3%
Boyd Gaming Corp. 6.750%, 04/15/14	100,000	98,000
Caesars Entertainment, Inc. 8.125%, 05/15/11	50,000	52,188
Carrols Corp. 9.000%, 01/15/13	205,000	201,925
Inn of the Mountain Gods Resort & Casino 12.000%, 11/15/10 (e)	110,000	117,975
Isle of Capri Casinos, Inc. 7.000%, 03/01/14	85,000	80,431
Las Vegas Sands Corp. 6.375%, 02/15/15	225,000	214,031
MGM MIRAGE 6.750%, 09/01/12	320,000	305,600
7.625%, 01/15/17	435,000	413,794
Station Casinos, Inc. 6.500%, 02/01/14	125,000	110,625
7.750%, 08/15/16 (e)	500,000	495,000
Turning Stone Casino Resort Enterprise (144A) 9.125%, 12/15/10	275,000	279,812

		2,369,381

Household Durables—0.0%
Simmons Bedding Co. 7.875%, 01/15/14	175,000	174,125

Independent Power Producers & Energy Traders—0.3%
Duke Energy Corp. 4.200%, 10/01/08	50,000	49,222
5.625%, 11/30/12	450,000	449,869
NRG Energy, Inc. 7.250%, 02/01/14	155,000	155,388
7.375%, 02/01/16	715,000	716,788
TXU Corp. 5.550%, 11/15/14	420,000	356,549
6.500%, 11/15/24	60,000	49,611
6.550%, 11/15/34	740,000	598,526

		2,375,953

Security Description	Face Amount	Value*

Industrial Conglomerates—0.7%
Corporacion Andina de Fomento 6.875%, 03/15/12	$2,900,000	$3,037,086
Tyco International Group S.A. 6.000%, 11/15/13	2,660,000	2,731,381
6.125%, 11/01/08	50,000	50,446

		5,818,913

Insurance—0.3%
American International Group, Inc. 6.250%, 03/15/37	760,000	718,591
The Travelers Cos., Inc. 6.250%, 03/15/67 (a)	1,880,000	1,806,584

		2,525,175

IT Services—0.2%
Electronic Data Systems Corp. 7.125%, 10/15/09	1,270,000	1,307,014
SunGard Data Systems, Inc. 9.125%, 08/15/13	280,000	286,650

		1,593,664

Leisure Equipment & Products—0.1%
Herbst Gaming, Inc. 8.125%, 06/01/12 (e)	225,000	227,250
Pinnacle Entertainment, Inc. 8.750%, 10/01/13	375,000	391,875
Seneca Gaming Corp. 7.250%, 05/01/12	225,000	228,094

		847,219

Media—1.7%
AMC Entertainment, Inc. 11.000%, 02/01/16	85,000	93,925
CCH I Holdings, LLC 11.000%, 10/01/15	984,000	1,027,050
Charter Communications Operating, LLC (144A) 8.375%, 04/30/14	250,000	254,375
Clear Channel Communications, Inc. 6.250%, 03/15/11	1,130,000	1,087,448
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	50,000	55,815
Comcast Cable Communications, Inc. 8.875%, 05/01/17	600,000	709,615
Comcast Corp. 5.875%, 02/15/18	170,000	164,648
6.500%, 01/15/15	1,890,000	1,937,908
CSC Holdings, Inc. 6.750%, 04/15/12	350,000	332,500
8.125%, 08/15/09	200,000	204,000
Dex Media West, LLC 9.875%, 08/15/13	267,000	285,690
Dex Media, Inc. 0/9.000%, 11/15/13 (e) (f)	295,000	277,669

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Media—(Continued)
DirecTV Holdings, LLC 8.375%, 03/15/13	$162,000	$169,492
EchoStar DBS Corp. 6.625%, 10/01/14	845,000	806,975
Idearc, Inc. 8.000%, 11/15/16	580,000	585,800
Lamar Media Corp. 6.625%, 08/15/15	455,000	431,112
Liberty Media, LLC 7.875%, 07/15/09	2,540,000	2,634,737
R.H. Donnelley Corp. 6.875%, 01/15/13	225,000	213,187
8.875%, 01/15/16	225,000	234,000
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	510,000	591,876
Time Warner, Inc. 6.875%, 05/01/12	1,270,000	1,324,953
7.625%, 04/15/31	50,000	53,569
7.700%, 05/01/32	120,000	129,762
TL Acquisitions, Inc. 10.500%, 01/15/15	220,000	218,671
Univision Communications, Inc. (144A) 9.750%, 03/15/15	200,000	197,500
Videotron Ltee 6.375%, 12/15/15	250,000	237,500

		14,259,777

Metals & Mining—0.4%
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/17	630,000	672,525
Steel Dynamics, Inc. (144A) 6.750%, 04/01/15	370,000	362,600
Vale Overseas, Ltd. 6.875%, 11/21/36	1,835,000	1,844,516
8.250%, 01/17/34	60,000	70,182

		2,949,823

Multi-Utilities—0.3%
Dynegy Holdings, Inc. 7.125%, 05/15/18	115,000	102,350
Dynegy Holdings, Inc. (144A) 7.750%, 06/01/19	585,000	544,050
Pacific Gas & Electric Co. 5.800%, 03/01/37	430,000	401,091
6.050%, 03/01/34	770,000	745,891
The AES Corp. 7.750%, 03/01/14 (e)	35,000	35,088
8.875%, 02/15/11	150,000	158,062
9.375%, 09/15/10	403,000	428,691
9.500%, 06/01/09	100,000	104,500

		2,519,723

Multiline Retail—0.0%
The Neiman Marcus Group, Inc. 10.375%, 10/15/15 (e)	155,000	170,500

Security Description	Face Amount	Value*

Office Electronics—0.0%
Xerox Corp. 6.400%, 03/15/16	$360,000	$362,220

Oil, Gas & Consumable Fuels—2.3%
Anadarko Petroleum Corp. 6.450%, 09/15/36	1,140,000	1,096,483
Chesapeake Energy Corp. 6.250%, 01/15/18	25,000	23,344
6.375%, 06/15/15	425,000	405,344
6.500%, 08/15/17	450,000	426,375
ConocoPhillips Holding Co. 6.950%, 04/15/29	1,420,000	1,549,735
Dresser-Rand Group, Inc. 7.375%, 11/01/14 (a)	394,000	395,478
El Paso Corp. 7.000%, 06/15/17	2,410,000	2,383,596
7.375%, 12/15/12 (e)	50,000	51,440
7.750%, 01/15/32	179,000	180,308
7.800%, 08/01/31	45,000	45,570
7.875%, 06/15/12 (e)	575,000	601,043
Exco Resources, Inc. 7.250%, 01/15/11	465,000	462,675
Gaz Capital for Gazprom (144A) 6.212%, 11/22/16	1,880,000	1,831,120
6.510%, 03/07/22	1,220,000	1,204,140
8.625%, 04/28/34	800,000	996,640
Hess Corp. 7.300%, 08/15/31	1,060,000	1,136,764
7.875%, 10/01/29	140,000	157,804
Kerr-McGee Corp. 6.950%, 07/01/24	500,000	518,750
7.875%, 09/15/31	2,270,000	2,623,128
OPTI Canada, Inc. 7.875%, 12/15/14	580,000	580,000
OPTI Canada, Inc. (144A) 8.250%, 12/15/14	160,000	162,400
Peabody Energy Corp. 6.875%, 03/15/13	120,000	119,400
Pemex Project Funding Master Trust 5.750%, 12/15/15	300,000	294,300
6.625%, 06/15/35	150,000	152,250
Pogo Producing Co. 6.625%, 03/15/15	55,000	54,450
6.875%, 10/01/17	245,000	243,163
Quicksilver Resources, Inc. 7.125%, 04/01/16	250,000	241,250
Stone Energy Corp. 8.250%, 12/15/11 (e)	425,000	425,000
Swift Energy Co. 7.625%, 07/15/11	350,000	354,375
Valero Energy Corp. 4.750%, 06/15/13	50,000	47,421
Whiting Peteroleum Corp. 7.000%, 02/01/14	205,000	192,700
7.250%, 05/01/12	50,000	47,500

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
XTO Energy, Inc. 7.500%, 04/15/12	$390,000	$419,289

		19,423,235

Paper & Forest Products—0.1%
Appleton Papers, Inc. 9.750%, 06/15/14	150,000	157,500
Weyerhaeuser Co. 6.750%, 03/15/12	680,000	703,566

		861,066

Pharmaceuticals—0.1%
Wyeth 5.500%, 03/15/13 (a)	50,000	49,477
5.950%, 04/01/37	1,190,000	1,137,263

		1,186,740

Real Estate Investment Trusts—0.1%
Boston Properties, L.P. 6.250%, 01/15/13	65,000	66,653
Host Marriott, L.P. 6.375%, 03/15/15	350,000	336,000
iStar Financial, Inc. 5.150%, 03/01/12 (e)	50,000	48,115

		450,768

Road & Rail—0.0%
Hertz Corp. 8.875%, 01/01/14	205,000	213,713

Semiconductors & Semiconductor Equipment—0.0%
Freescale Semiconductor, Inc. (144A) 8.875%, 12/15/14	120,000	114,600

Specialty Retail—0.0%
NEBCO Evans Holdings Co. 12.375%, 07/15/07 (b) (c) (d)	350,000	0
The Limited, Inc. 6.950%, 03/01/33	60,000	56,322

		56,322

Textiles, Apparel & Luxury Goods—0.1%
Levi Strauss & Co. 9.750%, 01/15/15 (e)	250,000	267,500
Oxford Industries, Inc. 8.875%, 06/01/11	120,000	123,900

		391,400

Thrifts & Mortgage Finance—0.1%
Countrywide Financial Corp. 5.470%, 06/18/08 (a)	570,000	570,007
5.490%, 01/05/09 (a)	460,000	458,694

Security Description	Face Amount	Value*

Thrifts & Mortgage Finance—(Continued)
Countrywide Home Loans, Inc. 4.000%, 03/22/11	$75,000	$70,301

		1,099,002

Tobacco—0.3%
Altria Group, Inc. 7.000%, 11/04/13	1,840,000	1,951,592
Reynolds American, Inc. 6.750%, 06/15/17	575,000	583,068

		2,534,660

Trading Companies & Distributors—0.0%
The Holt Group, Inc. 9.750%, 01/15/49 (b) (c) (d)	200,000	0

U.S. Treasury—7.1%
U.S. Treasury Bonds 4.500%, 02/15/36 (e)	1,840,000	1,666,063
4.750%, 02/15/37 (e)	430,000	405,443
5.500%, 08/15/28	500,000	518,711
6.125%, 11/15/27	200,000	222,906
8.875%, 08/15/17 (e)	340,000	440,459
U.S. Treasury Inflation Indexed Bonds (TII) 2.000%, 01/15/26 (e)	1,467,683	1,329,399
2.375%, 01/15/27 (e)	11,873,491	11,402,256
U.S. Treasury Inflation Indexed Notes (TII) 0.875%, 04/15/10 (e)	577,986	548,907
2.000%, 01/15/16 (e)	7,744,370	7,352,916
2.375%, 04/15/11 (e)	770,236	761,812
2.500%, 07/15/16 (e)	2,322,210	2,296,266
U.S. Treasury Notes 2.375%, 01/15/17 (e)	881,036	860,180
3.500%, 02/15/10 (e)	6,930,000	6,693,403
4.000%, 04/15/10 (e)	12,500,000	12,211,912
4.250%, 08/15/14 (e)	570,000	545,240
4.500%, 03/31/09 (e)	6,560,000	6,512,335
4.500%, 03/31/12	670,000	657,752
4.500%, 04/30/12 (e)	1,990,000	1,952,998
4.625%, 10/31/11 (e)	130,000	128,487
4.750%, 03/31/11 (e)	3,010,000	2,993,304

		59,500,749

Wireless Telecommunication Services—0.3%
American Tower Corp. 7.500%, 05/01/12	150,000	154,125
Cingular Wireless Services, Inc. 8.750%, 03/01/31	50,000	62,331
Nextel Communications, Inc. 6.875%, 10/31/13	1,295,000	1,285,325
7.375%, 08/01/15	800,000	799,657
Sprint Nextel Corp. 6.000%, 12/01/16	40,000	37,946

		2,339,384

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Yankee—0.1%
Methanex Corp. 8.750%, 08/15/12	$225,000	$247,500
Morgan Stanley Bank AG for OAO Gazprom 9.625%, 03/01/13	170,000	196,554
Rogers Cable, Inc. 8.750%, 05/01/32	375,000	454,600
Smurfit Capital Funding, Plc. 7.500%, 11/20/25	275,000	277,063

		1,175,717

Total Fixed Income (Identified Cost $930,218,140)		922,018,283

Preferred Stock—0.1%
Security Description	Shares	Value*

Diversified Financial Services—0.1%
Resona Preferred Global Securities Cayman, Ltd. (144A) (a)	770,000	787,332
TCR Holdings (Class B) (d) (h)	840	1
TCR Holdings (Class C) (b) (d) (h)	462	0
TCR Holdings (Class D) (d) (h)	1,219	1
TCR Holdings (Class E) (d) (h)	2,521	3

Total Preferred Stock (Identified Cost $796,426)		787,337

Common Stock—0.0%

Chemicals—0.0%
Applied Extrusion Technologies, Inc. (Class B) (h)	2,424	12,120

Commercial Services & Supplies—0.0%
Continental AFA Dispensing Co. (b) (d) (i)	8,621	0

Diversified Financial Services—0.0%
ContiFinancial Corp. (Liquidating Unit Trust) (i)	234,073	73

Food Products—0.0%
Imperial Sugar Co. (e)	172	5,296

Household Products—0.0%
Home Interiors & Gifts, Inc. (Restricted Shares) (d) (h)	674,618	6,746

Total Common Stock (Identified Cost $607,973)		24,235

Escrow Shares—0.0%
Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—0.0%
Pillowtex Corp. (b) (d) (h)	250,000	$0

Total Escrow Shares (Identified Cost $0)		0

Warrants—0.0%

Foreign Government—0.0%
Republic of Venezuela (d) (h)	3,750	140,625

Household Durables—0.0%
Winsloew Furniture, Inc. (144A) (d) (h)	200	2

Textiles, Apparel & Luxury Goods—0.0%
Pillowtex Corp. (b) (d) (h)	1,701	0

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc. (144A) (b) (d) (h)	125	0

Total Warrants (Identified Cost $43,682)		140,627

Fixed Income-Convertible—0.0%
Security Description	Face Amount	Value*

Automobiles—0.0%
Ford Motor Co. 4.250%, 12/15/36	$170,000	212,925

Total Fixed Income-Convertible (Identified Cost $170,000)		212,925

Options Purchased—0.0%
Security Description	Shares	Value*

Call Options—0.0%
EURIBOR Futures Sept. Call @ 95.875(EUR)	517,500	1,749
EuroDollar Futures Sept. Call @ 94.625	1,060,000	58,300
German Federal Bond 10 Year Futures Aug. Call @ 113(EUR)	70,000	12,303

Total Options Purchased (Identified Cost $218,361)		72,352

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Short Term Investments—28.9%

Security Description	Face Amount	Value*

Discount Notes—0.4%
Federal National Mortgage Association 5.010%, 03/17/08	$3,500,000	$3,373,358

Repurchase Agreement—28.5%
Merrill Lynch Repurchase Agreement dated 06/29/07 at 5.15% to be repurchased at $240,303,086 on 07/02/07, collateralized by $150,000,000 Federal National Mortgage Association 4.75% due 08/10/07 with a value of $152,624,640; by $61,000,000 Federal Home Loan Bank 5.00% due 09/18/09 with a value of $61,533,540; and by $30,846,000 Federal Home Loan Mortgage Corp. 5.00% due 06/11/09 with a value of $30,845,820.	240,200,000	240,200,000

Total Short Term Investments (Identified Cost $243,573,358)		243,573,358

Total Investments—138.4% (Identified Cost $1,175,627,940) (j)		1,166,829,117
Liabilities in excess of other assets		(323,890,820)

Total Net Assets—100%		$842,938,297

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2007.
(b)	Zero Valued Security.
(c)	Non-Income Producing; Defaulted Bond.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $70,926,284 and the collateral received consisted of cash in the amount of $59,779,398 and securities with a market value of $12,329,968.
(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(g)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(h)	Non-Income Producing.
(i)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(j)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $1,175,627,940 and the composition of unrealized appreciation and depreciation of investment securities was $4,658,806 and $(13,457,629), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2007, the market value of 144A securities was $66,083,141, which is 7.8% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(EUR)—	Euro

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 6/30/2007	Unrealized Depreciation
Japanese Yen (bought)	8/8/2007	725,562,000	$6,097,160	$5,909,449	$(187,711)

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2007	Unrealized Appreciation/ Depreciation
LIBOR Futures	6/25/2008	591	$139,309,195	$138,816,095	$(493,099)
Eurodollar Futures	6/16/2008	99	23,442,458	23,469,188	26,730
Eurodollar Futures	9/17/2007	27	6,404,798	6,390,225	(14,573)
Eurodollar Futures	12/17/2007	35	8,308,738	8,287,563	(21,175)
U.S. Treasury Bond Futures	9/19/2007	115	12,560,653	12,391,250	(169,403)
U.S. Treasury Notes 2 Year Futures	9/28/2007	152	31,038,698	30,974,750	(63,948)
U.S. Treasury Notes 5 Year Futures	9/28/2007	1,106	115,797,585	115,110,406	(687,179)
U.S. Treasury Notes 10 Year Futures	9/19/2007	441	46,138,549	46,615,078	476,529

Net Unrealized Depreciation					$(946,118)

Options Written

Options Written-Calls	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2007	Unrealized Appreciation/ Depreciation
U.S. Treasury Note 10 Year Futures 106 Call	8/24/2007	(512)	$(163,112)	$(312,000)	$(148,888)

Options Written-Puts
U.S. Treasury Note 10 Year Futures 103 Put	8/24/2007	(512)	(177,706)	(56,000)	121,706

Net Unrealized Depreciation					$(27,182)

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$926,629,117
Investment in repurchase agreements		240,200,000
Cash		2,808,688
Collateral for securities loaned		72,109,366
Receivable for:
Securities sold		103,813,977
Fund shares sold		2,855,950
Accrued interest and dividends		5,803,019
Foreign taxes		377

Total Assets		1,354,220,494
Liabilities
Payable for:
Fund shares redeemed	$550,311
Securities purchased	436,538,557
Open forward currency contracts-net	187,711
Futures variation margin	901,331
Withholding taxes	1,368
Return of collateral for securities loaned	72,109,366
Options written, at fair value	368,000
Accrued expenses:
Management fees	413,510
Service and distribution fees	60,156
Deferred directors’ fees	12,849
Other expenses	139,038

Total Liabilities		511,282,197

Net Assets		$842,938,297

Net assets consists of:
Capital paid in		$843,827,551
Undistributed net investment income		19,059,120
Accumulated net realized losses		(9,984,868)
Unrealized depreciation on investments, futures contracts, options and foreign currency		(9,963,506)

Net Assets		$842,938,297

Computation of offering price:
Class A
Net asset value and redemption price per share ($493,217,212 divided by 40,196,822 shares outstanding)		$12.27

Class B
Net asset value and redemption price per share ($218,848,790 divided by 17,888,655 shares outstanding)		$12.23

Class E
Net asset value and redemption price per share ($130,872,295 divided by 10,687,466 shares outstanding)		$12.25

Identified cost of investments		$1,175,627,940

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends		$12,450 (a)
Interest		22,098,663 (b)

		22,111,113
Expenses
Management fees	$2,357,361
Service and distribution fees—Class B	259,619
Service and distribution fees—Class E	101,341
Directors’ fees and expenses	11,055
Custodian	63,996
Audit and tax services	15,859
Legal	1,408
Printing	80,781
Insurance	3,252
Miscellaneous	8,470

Total expenses		2,903,142

Net Investment Income		19,207,971

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(5,440,453)
Futures contracts—net	(3,576,041)
Foreign currency transactions—net	(307,127)
Options—net	157,639	(9,165,982)

Unrealized depreciation on:
Investments—net	(7,643,840)
Futures contracts—net	(692,094)
Foreign currency transactions—net	(63,455)
Options—net	(192,474)	(8,591,863)

Net loss		(17,757,845)

Net Increase in Net Assets From Operations		$1,450,126

(a)	Net of foreign taxes of $1,686.
(b)	Includes income on securities loaned of $33,925.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$19,207,971	$28,294,830
Net realized gain (loss)	(9,165,982)	2,721,118
Unrealized depreciation	(8,591,863)	(695,446)

Increase in net assets from operations	1,450,126	30,320,502

From Distributions to Shareholders
Net investment income
Class A	(12,132,873)	(12,580,267)
Class B	(5,326,759)	(7,306,479)
Class E	(3,551,481)	(7,255,957)

	(21,011,113)	(27,142,703)

Net realized gain
Class A	(418,375)	(2,004,980)
Class B	(202,282)	(1,240,035)
Class E	(129,537)	(1,203,427)

	(750,194)	(4,448,442)

Total distributions	(21,761,307)	(31,591,145)

Increase in net assets from capital share transactions	160,585,425	217,558,252

Total increase in net assets	140,274,244	216,287,609

Net Assets
Beginning of the period	702,664,053	486,376,444

End of the period	$842,938,297	$702,664,053

Undistributed Net Investment Income
End of the period	$19,059,120	$20,862,262

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	13,150,179	$165,006,601	15,850,028	$196,471,815
Shares issued through acquisition	0	0	984,206	11,895,886
Reinvestments	1,006,516	12,551,248	1,223,595	14,585,247
Redemptions	(3,132,897)	(39,332,937)	(5,706,228)	(70,429,737)

Net increase	11,023,798	$138,224,912	12,351,601	$152,523,211

Class B
Sales	3,500,555	$43,702,510	7,929,484	$98,102,344
Reinvestments	444,814	5,529,041	718,798	8,546,514
Redemptions	(1,912,093)	(23,900,986)	(2,319,695)	(28,470,172)

Net increase	2,033,276	$25,330,565	6,328,587	$78,178,686

Class E
Sales	968,091	$12,122,591	1,629,882	$20,205,861
Reinvestments	295,902	3,681,018	710,873	8,459,384
Redemptions	(1,500,518)	(18,773,661)	(3,397,895)	(41,808,890)

Net decrease	(236,525)	$(2,970,052)	(1,057,140)	$(13,143,645)

Increase derived from capital share transactions		$160,585,425		$217,558,252

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.58		$12.72	$13.04	$12.61	$11.44	$11.20

Income From Investment Operations
Net investment income	0.64	(d)	0.38	0.36	0.46	0.51	0.69
Net realized and unrealized gain (loss) of investments	(0.59	)(d)	0.22	(0.01)	0.35	0.92	0.35

Total from investment operations	0.05		0.60	0.35	0.81	1.43	1.04

Less Distributions
Distributions from net investment income	(0.35)		(0.64)	(0.41)	(0.38)	(0.26)	(0.80)
Distributions from net realized capital gains	(0.01)		(0.10)	(0.26)	0.00	0.00	0.00

Total distributions	(0.36)		(0.74)	(0.67)	(0.38)	(0.26)	(0.80)

Net Asset Value, End of Period	$12.27		$12.58	$12.72	$13.04	$12.61	$11.44

Total Return (%)	0.4	(b)	5.1	2.8	6.6	12.6	9.6
Ratio of operating expenses to average net assets (%)	0.66	(c)	0.72	0.75	0.77	0.81	0.85
Ratio of net investment income to average net assets (%)	5.11	(c)	4.91	4.11	3.79	4.66	6.25
Portfolio turnover rate (%)	509	(c)	700	507	393	329	239
Net assets, end of period (000)	$493,217		$366,984	$213,906	$164,213	$153,549	$122,023

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.53		$12.66	$12.99	$12.58	$11.41	$10.43

Income From Investment Operations
Net investment income	0.60	(d)	0.54	0.40	0.39	0.23	0.14
Net realized and unrealized gain (loss) of investments	(0.57	)(d)	0.03	(0.08)	0.38	1.19	0.84

Total from investment operations	0.04		0.57	0.32	0.77	1.42	0.98

Less Distributions
Distributions from net investment income	(0.32)		(0.60)	(0.39)	(0.36)	(0.25)	0.00
Distributions from net realized capital gains	(0.01)		(0.10)	(0.26)	0.00	0.00	0.00

Total distributions	(0.33)		(0.70)	(0.65)	(0.36)	(0.25)	0.00

Net Asset Value, End of Period	$12.23		$12.53	$12.66	$12.99	$12.58	$11.41

Total Return (%)	0.2	(b)	4.8	2.6	6.3	12.6	9.4	(b)
Ratio of operating expenses to average net assets (%)	0.91	(c)	0.97	1.00	1.02	1.06	1.10	(c)
Ratio of net investment income to average net assets (%)	4.84	(c)	4.66	3.92	3.66	3.95	5.66	(c)
Portfolio turnover rate (%)	509	(c)	700	507	393	329	239
Net assets, end of period (000)	$218,849		$198,632	$120,590	$36,346	$268	$2

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.55		$12.68	$13.00	$12.58	$11.42	$11.20

Income From Investment Operations
Net investment income	0.62	(d)	0.62	0.50	0.38	0.42	0.73
Net realized and unrealized gain (loss) of investments	(0.58	)(d)	(0.03)	(0.17)	0.41	0.99	0.29

Total from investment operations	0.04		0.59	0.33	0.79	1.41	1.02

Less Distributions
Distributions from net investment income	(0.33)		(0.62)	(0.39)	(0.37)	(0.25)	(0.80)
Distributions from net realized capital gains	(0.01)		(0.10)	(0.26)	0.00	0.00	0.00

Total distributions	(0.34)		(0.72)	(0.65)	(0.37)	(0.25)	(0.80)

Net Asset Value, End of Period	$12.25		$12.55	$12.68	$13.00	$12.58	$11.42

Total Return (%)	0.3	(b)	4.9	2.7	6.5	12.5	9.4
Ratio of operating expenses to average net assets (%)	0.81	(c)	0.87	0.90	0.92	0.96	1.00
Ratio of net investment income to average net assets (%)	4.93	(c)	4.75	3.95	3.64	4.34	6.03
Portfolio turnover rate (%)	509	(c)	700	507	393	329	239
Net assets, end of period (000)	$130,872		$137,048	$151,881	$144,605	$96,026	$26,060

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2007 was approximately $308,864,293 for the Portfolio.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$29,358,699	$15,252,865	$2,232,446	$3,641,471	$—	$—	$31,591,145	$18,894,336

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$21,545,257	$—	$(2,016,257)	$—	$19,529,000

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$2,167,858,394	$151,321,059	$2,096,399,410	$80,130,571

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Options Written:

The Portfolio transactions in options written during the six months ended June 30, 2007 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2006	177	$47,662
Options written	779	221,894
Options closed	(431)	(104,907)
Options expired	(13)	(1,537)

Options outstanding June 30, 2007	512	$163,112

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2006	351	$105,964
Options written	772	222,687
Options closed	(611)	(150,945)
Options expired	0	0

Options outstanding June 30, 2007	512	$177,706

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Western Asset Management Strategic Bond Opportunities	$2,357,361	0.650% 0.550%	Of the first $500 million On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated to provide subadvisory services for the Western Asset Management Strategic Bond Opportunities Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc. Western Asset Management U.S. Government Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Western Asset Management U.S. Government Portfolio returned 0.6%, compared to its benchmark, the Lehman Brothers Intermediate U.S. Government Bond Index1, which returned 1.5%. The average return of its peer group, a universe of short-term and intermediate term government bond funds (mutual and variable) tracked by Morningstar, was 0.6% over the same period.

PORTFOLIO REVIEW

Bond yields moved higher this year as the economy proved stronger than expected and expectations of a future Fed easing were largely reversed. Long-term rates rose more than short-term rates, leaving the yield curve almost flat with only a modest positive slope. Core inflation fell within the Fed’s comfort zone, but headline inflation remained elevated and energy prices rose, leaving both the market and Fed uncertain about future inflation. As bond yields approached the highs of last year late in the six-month period, signs of stress began to accumulate. Mortgage-backed spreads widened sharply as extension risk increased and volatility rose. Swap spreads were driven higher by pressure from Mortgage Backed Securities (MBS) hedging and subprime lending contagion concerns. Credit spreads were generally tighter, particularly lower-quality spreads, though they spiked toward the end of the period. Treasury Inflation Protected Securities (TIPS) yields rose slightly less than nominal yields, as 10-year breakeven spreads rose to a modest 2.4%. The U.S. dollar fell against most currencies. Equity markets were generally higher around the world.

The Portfolio’s investment strategies produced mixed results during this period. A tactically driven duration posture detracted from returns as interest rates rose and duration was somewhat overweight on average. A modestly bulleted yield curve exposure contributed to performance as the front end of the curve steepened. Overweight exposure to the mortgage-backed sector subtracted from returns as spreads widened. A moderate exposure to TIPS contributed to performance, due mainly to a larger than expected inflation adjustment, which in turn was primarily driven by rising energy prices.

* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Lehman Brothers Intermediate Government Bond Index® includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX

Average Annual Returns as of June 30, 2007

	Western Asset Management U.S. Government Portfolio			Lehman Brothers Intermediate U.S. Government Bond Index
	Class A	Class B	Class E
6 Months	0.6%	0.4%	0.5%	1.5%
1 Year	5.0	4.7	4.9	5.4
5 Years	3.1	—	3.0	3.5
10 Years	4.9	—	—	5.4
Since Inception	—	2.8	3.6	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2007

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	53.8%
U.S. Treasury Notes	13.8%
Government National Mortgage Association	4.4%
U.S. Treasury Inflation Indexed Bonds	2.7%
U.S. Treasury Bonds	2.6%
U.S. Treasury Inflation Indexed Notes	2.3%
Morgan Stanley Mortgage Loan Trust	1.9%
Federal Home Loan Mortgage Corp.	1.6%
Countrywide Alternative Loan Trust	1.5%
JPMorgan Chase Commercial Mortgage Securities Corp.	1.2%

Top Sectors

% of Market Value
Residential Mortgage-Backed	59.7%
U.S. Treasury	17.1%
Short-Term Investments	12.9%
Index-Linked	5.1%
Commercial Mortgage-Backed	2.9%
Agency Issues	2.3%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Western Asset Mgt. U.S. Government—Class A	Actual	0.53%	$1,000.00	$1,005.90	$2.64
	Hypothetical	0.53%	$1,000.00	$1,022.13	$2.66

Western Asset Mgt. U.S. Government—Class B	Actual	0.78%	$1,000.00	$1,004.30	$3.88
	Hypothetical	0.78%	$1,000.00	$1,020.87	$3.91

Western Asset Mgt. U.S. Government—Class E	Actual	0.68%	$1,000.00	$1,005.30	$3.38
	Hypothetical	0.68%	$1,000.00	$1,021.38	$3.41

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—103.0% of Total Net Assets

Security Description	Face Amount	Value*

Asset Backed—7.0%
AAMES Mortgage Investment Trust (144A) 5.470%, 08/25/35 (a)	$261,961	$261,707
ACE Securities Corp. 5.450%, 02/25/31 (a)	6,390,668	6,388,909
Bayview Financial Aquisition Trust 5.710%, 08/28/44 (a)	91,796	91,855
Bear Stearns Asset Backed Securities, Inc. 5.430%, 10/25/36 (a)	2,439,932	2,439,366
Compucredit Aquired Portfolio Voltage Master Trust (144A) 5.490%, 09/15/18 (a)	5,557,550	5,559,717
Countrywide Home Equity Loan Trust 5.460%, 12/25/31 (a)	7,005,394	7,007,362
5.690%, 12/15/28 (a)	864,972	867,901
EMC Mortgage Loan Trust (144A) 5.770%, 12/25/42 (a)	286,090	286,061
GMAC Mortgage Corp. Loan Trust 5.390%, 07/25/36 (a)	800,000	799,537
5.530%, 11/25/36 (a)	10,300,000	10,297,980
GSAMP Trust 5.410%, 07/05/36 (a)	3,390,469	3,390,619
GSR Mortgage Loan Trust 5.590%, 11/25/30 (a)	2,000,000	2,000,581
Indymac Seconds Asset Backed Trust 5.450%, 06/25/36 (a)	6,379,218	6,379,198
Morgan Stanley IXIS Real Estate Capital Trust 5.350%, 07/25/36 (a)	4,548,654	4,548,642
Morgan Stanley Mortgage Loan Trust 5.440%, 10/25/36 (a)	4,922,020	4,922,299
5.470%, 03/25/36 (a)	5,013,159	5,014,234
SACO I Trust 5.450%, 06/25/36 (a)	5,977,550	5,976,410
5.470%, 04/25/36 (a)	1,506,562	1,506,167
5.570%, 07/25/35 (a)	324,658	324,787
5.580%, 06/25/36 (a)	94,526	94,571
SLM Student Loan Trust 5.345%, 07/25/17 (a)	10,300,000	10,301,833
5.365%, 10/25/17 (a)	2,000,000	2,000,633
Structured Asset Securities Corp. (144A) 5.430%, 02/25/36 (a)	5,847,889	5,844,638

		86,305,007

Commercial Mortgage-Backed Securities—11.9%
American Home Mortgage Assets 5.510%, 11/25/36 (a)	10,357,250	10,382,207
Banc of America Funding Corp. 5.791%, 10/25/36 (a)	416,439	415,170
Banc of America Mortgage Securities 5.013%, 07/25/35 (a)	556,624	549,263
Bear Stearns Mortgage Funding Trust 5.480%, 12/25/36 (a)	788,064	788,709
Countrywide Alternative Loan Trust 5.520%, 07/25/36 (a)	16,610,983	16,641,062
5.550%, 07/20/35 (a)	2,426,788	2,425,686

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	$10,200,000	$9,778,711
CS First Boston Mortgage Securities Corp. 4.889%, 11/15/37 (a)	2,680,000	2,523,593
GE Capital Commercial Mortgage Corp. 5.512%, 11/10/45 (a)	3,000,000	2,962,883
GMAC Mortgage Corp. Loan Trust 5.006%, 11/19/35 (a)	2,681,647	2,679,057
Impac Secured Assets CMN Owner Trust 5.640%, 03/25/36 (a)	6,539,259	6,559,654
JPMorgan Chase Commercial Mortgage Securities Corp. 4.951%, 01/12/37 (a)	4,950,000	4,684,830
4.999%, 10/15/42 (a)	1,250,000	1,180,961
5.429%, 12/12/43	9,530,000	9,224,117
LB-UBS Commercial Mortgage Trust 4.858%, 12/15/39 (a)	5,500,000	5,179,770
Luminent Mortgage Trust 5.510%, 05/25/46 (a)	6,868,044	6,871,454
Master Adjustable Rate Mortgages Trust 5.783%, 12/25/46 (a)	11,620,849	11,624,684
Morgan Stanley ABS Capital I 5.580%, 03/25/35 (a)	635,908	636,072
Morgan Stanley Mortgage Loan Trust 5.390%, 06/25/36 (a)	5,549,170	5,546,172
5.443%, 06/26/36 (a)	7,887,476	7,850,957
Novastar Mortgage-Backed Notes 5.510%, 06/25/36 (a)	6,582,135	6,592,688
Provident Funding Mortgage Loan Trust 4.347%, 10/25/35 (a)	1,014,844	1,012,753
Residential Accredit Loans, Inc. 5.410%, 10/25/46 (a)	10,014,302	10,017,533
Residential Funding Mortgage Securities I, Inc. 4.750%, 12/25/18	4,339,524	4,127,972
Thornburg Mortgage Securities Trust 5.430%, 06/25/36 (a)	4,833,498	4,825,627
5.490%, 01/25/36 (a)	90,057	89,979
5.570%, 07/25/45 (a)	7,283,539	7,290,023
WaMu Mortgage Pass-Through Certificates 5.590%, 12/25/45 (a)	5,509,961	5,526,372
Zuni Mortgage Loan Trust 5.450%, 08/25/36 (a)	496,180	495,928

		148,483,887

Federal Agencies—60.8%
Federal Home Loan Bank 5.000%, 12/01/18	1,713,267	1,662,038
5.250%, 12/11/20	12,000,000	11,689,884
Federal Home Loan Mortgage Corp. 4.000%, 05/01/19	164,814	153,130
4.500%, 04/15/32	182,747	158,702
4.500%, 04/01/33	2,081,149	1,898,425
4.500%, 04/01/35	1,666,286	1,516,519
5.000%, 08/01/19	2,524,339	2,445,875
5.000%, 10/01/35	9,238,810	8,682,749

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 5.500%, 01/15/23 (b)	$980,138	$20,880
5.500%, 07/01/35	2,440,602	2,359,405
5.899%, 01/01/37 (a)	2,499,769	2,512,152
6.000%, 10/01/10	217	218
6.000%, 10/01/28	94,141	93,904
6.000%, 11/01/28	99,916	99,753
6.500%, 08/01/13	18,847	19,189
6.500%, 03/01/26	2,097	2,135
6.500%, 07/01/26	42,612	43,384
7.000%, 07/01/11	7,668	7,873
7.500%, 05/01/32	267,938	278,979
8.000%, 12/01/19	12,595	13,067
8.000%, 07/01/20	33,811	35,181
8.000%, 09/01/30	22,745	23,974
8.500%, 06/15/21	187,130	195,349
9.000%, 10/01/17	6,168	6,284
Federal National Mortgage Association 3.560%, 02/17/09 (a) (c)	2,000,000	1,925,880
4.000%, 08/01/19	103,431	95,977
4.000%, 08/01/20	1,241,007	1,148,310
4.000%, 05/01/33	910,976	806,136
4.500%, 05/01/19	1,292,409	1,229,626
4.500%, 09/01/19	2,832,207	2,694,623
4.500%, 03/01/20	518,110	491,859
4.500%, 04/01/20	20,477	19,440
4.875%, 01/11/08	12,300,000	12,266,741
5.000%, 10/01/17	3,053,550	2,961,867
5.000%, 12/01/17	15,774,638	15,301,007
5.000%, 02/01/18	3,354,148	3,253,631
5.000%, 03/01/18	2,784,125	2,701,457
5.000%, 04/01/18	4,176,597	4,051,757
5.000%, 05/01/18	1,157,174	1,122,586
5.000%, 06/01/18	3,741,754	3,629,912
5.000%, 11/01/18	4,247,517	4,120,558
5.000%, 10/01/20	2,303,390	2,227,620
5.000%, 08/01/35	7,854,883	7,380,014
5.000%, TBA	203,700,000	190,831,171
5.500%, 09/01/24	3,642,573	3,559,035
5.500%, 04/01/35	3,648,390	3,527,744
5.500%, 09/01/35	11,581,910	11,198,917
5.500%, 12/01/35	918,827	888,443
5.500%, TBA	184,110,000	178,708,524
6.000%, 04/01/35	8,505,695	8,450,955
6.000%, TBA	199,210,000	197,007,364
6.173%, 01/25/43 (a)	1,086,674	1,108,321
6.500%, 06/01/08	2,620	2,662
6.500%, 12/01/10	2,866	2,910
6.500%, 04/01/13	57,504	58,510
6.500%, 07/01/13	33,371	33,955
6.500%, 06/01/17	603,953	616,681
6.500%, 03/01/26	5,644	5,741
6.500%, 12/01/27	56,488	57,457
6.500%, 04/01/29	287,512	292,780
6.500%, 05/01/32	544,581	549,635

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.500%, 07/01/32	$2,960,255	$3,040,297
6.527%, 05/25/30 (a)	281,473	281,259
7.000%, 12/01/14	30,820	31,756
7.000%, 07/01/15	5,534	5,698
7.000%, 11/01/23	5,485	5,657
7.000%, 02/01/28	21,721	22,425
7.000%, 10/01/28	131,805	136,195
7.000%, 11/01/28	9,786	10,112
7.000%, 02/01/29	37,518	38,884
7.000%, 01/01/30	13,504	14,003
7.000%, 01/01/34	777,814	802,713
7.500%, 02/01/16	93,616	96,490
7.500%, 11/01/29	72,884	76,242
7.500%, 11/01/30	39,494	41,250
7.500%, 01/01/31	14,857	15,517

8.000%, 05/01/28	11,205	11,852
8.000%, 07/01/30	1,817	1,914
8.000%, 08/01/30	14,236	14,997
8.000%, 10/01/30	14,214	14,974
8.000%, 02/01/31	317,621	336,121
8.000%, 07/01/32	1,390	1,465
11.500%, 09/01/19	645	704
12.000%, 10/01/15	40,321	45,337
12.000%, 01/15/16	2,056	2,296
12.500%, 09/20/15	3,819	4,218
12.500%, 01/15/16	30,105	33,234
Government National Mortgage Association 5.500%, 09/15/34	2,397,824	2,331,171
5.500%, 06/15/35	789,697	767,299
5.500%, 12/15/35	5,458,271	5,303,462
6.000%, TBA	45,500,000	45,258,304
6.500%, 08/15/34	737,113	750,686
7.500%, 01/15/29	14,449	15,137
7.500%, 09/15/29	15,394	16,127
7.500%, 02/15/30	19,767	20,746
7.500%, 04/15/30	30,918	32,450
7.500%, 05/15/30	13,656	14,301
7.500%, 09/15/30	27,473	28,834
8.500%, 05/15/18	25,529	27,346
8.500%, 06/15/25	143,180	154,370
9.000%, 08/15/08	1,513	1,542
9.000%, 09/15/08	1,737	1,769
9.000%, 10/15/08	15,230	15,516
9.000%, 12/15/08	7,031	7,161
9.000%, 01/15/09	11,798	12,176
9.000%, 02/15/09	1,515	1,564
9.000%, 03/15/09	4,904	5,062
9.000%, 04/15/09	13,592	14,002
9.000%, 05/15/09	6,252	6,453
9.000%, 09/15/09	7,156	7,385
9.000%, 12/15/16	17,582	18,816

		758,146,144

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Government Agency—1.4%
Financing Corp. (FICO) Strips Zero Coupon, 06/27/11	$13,949,000	$11,441,249
National Archives Facility Trust 8.500%, 09/01/19	5,114,434	5,972,022

		17,413,271

U.S. Treasury—21.9%
U.S. Treasury Bond Strips Zero Coupon, 11/15/09	7,500,000	6,697,290
U.S. Treasury Bonds 7.125%, 02/15/23 (c)	19,300,000	23,169,052
8.750%, 08/15/20 (c)	6,600,000	8,814,095
U.S. Treasury Inflation Indexed Bonds (TII) 2.000%, 01/15/26 (c)	26,595,251	24,089,473
2.375%, 01/15/27 (c)	9,875,794	9,483,844
U.S. Treasury Inflation Indexed Notes (TII) 2.375%, 04/15/11 (c)	18,225,459	18,026,109
2.500%, 07/15/16 (c)	11,222,310	11,096,934
U.S. Treasury Notes 4.000%, 04/15/10 (c)	112,360,000	109,770,439
4.250%, 08/15/14 (c)	30,000	28,697
4.500%, 04/30/12 (c)	1,600,000	1,570,250
5.000%, 07/31/08 (c)	45,300,000	45,285,866
6.000%, 08/15/09 (c)	14,790,000	15,110,070

		273,142,119

Total Fixed Income (Identified Cost $1,295,110,128)		1,283,490,428

Short Term Investments—46.0%
Security Description	Face Amount	Value*

Discount Notes–0.1%
Federal National Mortgage Association 5.120%, 07/02/07	$250,000	$249,965
5.010%, 03/17/08	920,000	886,711

		1,136,676

Repurchase Agreement—45.9%
Deutsche Bank Repurchase Agreement dated 06/29/07 at 5.200% to be repurchased at $572,347,910 on 07/02/07, collateralized by $583,575,000 Federal Home Loan Bank 4.875% due 11/19/08 with a value of $583,542,028.	572,100,000	572,100,000

U.S. Treasury—0.0%
U.S. Treasury Bills 4.850%, 07/19/07	400,000	399,030

Total Short Term Investments (Identified Cost $573,635,706)		573,635,706

Total Investments—149.0% (Identified Cost $1,868,398,100) (d)		1,857,126,134
Liabilities in excess of other assets		(610,391,583)

Total Net Assets—100%		$1,246,734,551

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2007.
(b)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(c)	A portion or all of the security was held on loan. As of June 30, 2007, the market value of securities loaned was $266,350,776 and the collateral received consisted of cash in the amount of $260,118,640 and securities with a market value of $10,818,464.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $1,868,398,100 and the composition of unrealized appreciation and depreciation of investment securities was $1,304,099 and $(12,576,065), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2007, the market value of 144A securities was $11,952,123, which is 1% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

Futures Contracts
Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2007	Unrealized Depreciation
Eurodollar Futures	6/16/2008	2,041	$485,485,868	$483,844,563	$(1,641,305)
U.S. Treasury Bonds Futures	9/19/2007	59	6,443,420	6,357,250	(86,170)
U.S. Treasury Notes 2 Year Futures	9/28/2007	153	31,256,406	31,178,531	(77,875)

Futures Contracts Short
U.S. Treasury Notes 5 Year Futures	9/28/2007	(67)	(6,940,087)	(6,973,235)	(33,148)
U.S. Treasury Notes 10 Year Futures	9/19/2007	(1,404)	(148,333,019)	(148,407,188)	(74,169)

Net Unrealized Depreciation					$(1,912,667)

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$1,285,026,134
Investment in repurchase agreements		572,100,000
Cash		337,385
Collateral for securities loaned		270,937,104
Receivable for:
Securities sold		136,363,133
Fund shares sold		2,852,269
Accrued interest		5,316,932

Total Assets		2,272,932,957
Liabilities
Payable for:
Fund shares redeemed	$1,371,139
Securities purchased	752,941,721
Futures variation margin	186,647
Return of collateral for securities loaned	270,937,104
Accrued expenses:
Management fees	496,956
Service and distribution fees	54,824
Deferred directors’ fees	10,549
Other expenses	199,466

Total Liabilities		1,026,198,406

Net Assets		$1,246,734,551

Net assets consists of:
Capital paid in		$1,253,404,622
Undistributed net investment income		28,537,437
Accumulated net realized losses		(22,022,876)
Unrealized depreciation on investments and futures contracts		(13,184,632)

Net Assets		$1,246,734,551

Computation of offering price:
Class A
Net asset value and redemption price per share ($938,741,371 divided by 77,953,501 shares outstanding)		$12.04

Class B
Net asset value and redemption price per share ($212,772,015 divided by 17,724,486 shares outstanding)		$12.00

Class E
Net asset value and redemption price per share ($95,221,165 divided by 7,929,107 shares outstanding)		$12.01

Identified cost of investments		$1,868,398,100

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Interest		$32,477,232 (a)

Expenses
Management fees	$2,980,547
Service and distribution fees—Class B	247,257
Service and distribution fees—Class E	75,215
Directors’ fees and expenses	11,073
Custodian	64,040
Audit and tax services	15,859
Legal	4,032
Printing	137,715
Insurance	5,946
Miscellaneous	11,786

Total expenses		3,553,470

Net Investment Income		28,923,762

Realized and Unrealized Loss
Realized loss on:
Investments—net	(13,370,512)
Futures contracts—net	(852,050)	(14,222,562)

Unrealized depreciation on:
Investments—net	(5,951,807)
Futures contracts—net	(1,460,770)	(7,412,577)

Net loss		(21,635,139)

Net Increase in Net Assets From Operations		$7,288,623

(a)	Includes income on securities loaned of $99,409.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$28,923,762	$41,804,080
Net realized gain (loss)	(14,222,562)	1,889,513
Unrealized appreciation (depreciation)	(7,412,577)	581,436

Increase in net assets from operations	7,288,623	44,275,029

From Distributions to Shareholders
Net investment income
Class A	(25,701,258)	(17,449,874)
Class B	(5,038,642)	(4,169,148)
Class E	(2,574,347)	(3,561,866)

Total distributions	(33,314,247)	(25,180,888)

Increase in net assets from capital share transactions	101,259,322	446,036,846

Total increase in net assets	75,233,698	465,130,987

Net Assets
Beginning of the period	1,171,500,853	706,369,866

End of the period	$1,246,734,551	$1,171,500,853

Undistributed Net Investment Income
End of the period	$28,537,437	$32,927,922

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Class A
Sales	14,673,798	$180,134,746	24,941,485	$300,895,828
Shares issued through acquisition	0	0	20,242,397	238,253,010
Reinvestments	2,110,120	25,701,258	1,486,361	17,449,874
Redemptions	(10,937,353)	(134,055,783)	(13,148,680)	(158,120,192)

Net increase	5,846,565	$71,780,221	33,521,563	$398,478,520

Class B
Sales	4,456,900	$54,545,876	7,693,574	$92,633,136
Reinvestments	414,703	5,038,642	356,033	4,169,148
Redemptions	(2,047,104)	(25,084,427)	(2,789,188)	(33,543,923)

Net increase	2,824,499	$34,500,091	5,260,419	$63,258,361

Class E
Sales	732,268	$9,018,328	1,027,782	$12,399,242
Reinvestments	211,880	2,574,347	304,173	3,561,866
Redemptions	(1,354,965)	(16,613,665)	(2,629,747)	(31,661,143)

Net decrease	(410,817)	$(5,020,990)	(1,297,792)	$(15,700,035)

Increase derived from capital share transactions		$101,259,322		$446,036,846

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.30		$12.22	$12.43	$12.34	$12.34	$11.97

Income From Investment Operations
Net investment income	0.59	(d)	0.46	0.19	0.20	0.18	0.38
Net realized and unrealized gain (loss) of investments	(0.51	)(d)	0.03	0.01	0.18	0.02	0.54

Total from investment operations	0.08		0.49	0.20	0.38	0.20	0.92

Less Distributions
Distributions from net investment income	(0.34)		(0.41)	(0.17)	(0.16)	(0.08)	(0.38)
Distributions from net realized capital gains	0.00		0.00	(0.24)	(0.13)	(0.12)	(0.17)

Total distributions	(0.34)		(0.41)	(0.41)	(0.29)	(0.20)	(0.55)

Net Asset Value, End of Period	$12.04		$12.30	$12.22	$12.43	$12.34	$12.34

Total Return (%)	0.6	(b)	4.2	1.7	3.0	1.7	7.9
Ratio of operating expenses to average net assets (%)	0.53	(c)	0.58	0.61	0.64	0.65	0.70
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	0.64	0.65	0.70
Ratio of net investment income to average net assets (%)	4.82	(c)	4.36	3.00	1.56	1.22	2.20
Portfolio turnover rate (%)	644	(c)	835	964	977	882	672
Net assets, end of period (000)	$938,741		$886,805	$471,703	$148,047	$154,010	$180,989

	Class B
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.25		$12.16	$12.38	$12.31	$12.31	$11.88

Income From Investment Operations
Net investment income	0.56	(d)	0.44	0.25	0.16	0.06	0.04
Net realized and unrealized gain (loss) of investments	(0.50	)(d)	0.02	(0.08)	0.17	0.14	0.39

Total from investment operations	0.06		0.46	0.17	0.33	0.20	0.43

Less Distributions
Distributions from net investment income	(0.31)		(0.37)	(0.15)	(0.13)	(0.08)	0.00
Distributions from net realized capital gains	0.00		0.00	(0.24)	(0.13)	(0.12)	0.00

Total distributions	(0.31)		(0.37)	(0.39)	(0.26)	(0.20)	0.00

Net Asset Value, End of Period	$12.00		$12.25	$12.16	$12.38	$12.31	$12.31

Total Return (%)	0.4	(b)	3.9	1.4	2.7	1.6	3.6	(b)
Ratio of operating expenses to average net assets (%)	0.78	(c)	0.83	0.86	0.89	0.90	0.95	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	0.89	0.90	0.95	(c)
Ratio of net investment income to average net assets (%)	4.58	(c)	4.08	2.76	1.81	0.79	1.34	(c)
Portfolio turnover rate (%)	644	(c)	835	964	977	882	672
Net assets, end of period (000)	$212,772		$182,472	$117,258	$35,073	$347	$2

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.26		$12.18	$12.38	$12.31	$12.32	$11.96

Income From Investment Operations
Net investment income	0.57	(d)	0.54	0.34	0.17	0.12	0.31
Net realized and unrealized gain (loss) of investments	(0.50	)(d)	(0.07)	(0.15)	0.17	0.07	0.42

Total from investment operations	0.07		0.47	0.19	0.34	0.19	0.73

Less Distributions
Distributions from net investment income	(0.32)		(0.39)	(0.15)	(0.14)	(0.08)	(0.20)
Distributions from net realized capital gains	0.00		0.00	(0.24)	(0.13)	(0.12)	(0.17)

Total distributions	(0.32)		(0.39)	(0.39)	(0.27)	(0.20)	(0.37)

Net Asset Value, End of Period	$12.01		$12.26	$12.18	$12.38	$12.31	$12.32

Total Return (%)	0.5	(b)	4.0	1.6	2.8	1.5	7.7
Ratio of operating expenses to average net assets (%)	0.68	(c)	0.73	0.76	0.79	0.80	0.85
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	0.79	0.80	0.85
Ratio of net investment income to average net assets (%)	4.65	(c)	4.13	2.74	1.42	1.03	2.05
Portfolio turnover rate (%)	644	(c)	835	964	977	882	672
Net assets, end of period (000)	$95,221		$102,223	$117,409	$123,455	$114,450	$67,262

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management U.S. Government Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2007 was approximately $697,132,347 for the Portfolio.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/14	Expiring 12/31/13	Total
$2,144,552	$3,234,233	$5,378,785

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$25,180,888	$10,558,157	$—	$—	$—	$—	$25,180,888	$10,558,157

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized (Depreciation)	Loss Carryforwards And Deferrals	Total
$33,131,605	$—	$(8,019,661)	$(5,378,785)	$19,733,159

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$4,088,513,388	$47,994,420	$4,032,421,571	$41,341,390

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the six months ended June 30, 2007	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Western Asset Management U.S. Government	$2,980,547	0.550%	Of the first $500 million
		0.450%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated to provide subadvisory services for the Western Asset Management U.S. Government Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2007 are shown as Service and Distribution fees in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2007 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc. Zenith Equity Portfolio Semiannual Report	June 30, 2007

Letter from the President

August 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2007 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2007, the Class A shares of the Zenith Equity Portfolio returned 6.6%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 7.0%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was 7.2% over the same period.

PORTFOLIO REVIEW

During the six months ended June 30, 2007, investors shrugged off concerns of higher energy costs and the impact of the sub-prime mortgage crisis and pushed stock prices sharply higher. Solid corporate earnings and merger & acquisition activity boosted equity returns. Mid cap stocks outperformed both large and small cap stocks, while growth style stocks did better than value style stocks. The Energy, Materials and Telecommunication sectors were the best performers; Financials, Consumer Discretionary and Consumer Staples lagged. Foreign stocks were stronger than domestic stocks.

The Zenith Equity Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. Currently, MetLife Advisers invests the assets of Zenith Equity Portfolio equally among the Capital Guardian U.S. Equity Portfolio, FI Value Leaders Portfolio, and Jennison Growth Portfolio (the “Underlying Portfolios”). Of its three Underlying Portfolios, Jennison was the weakest performer with a 4.9% return; the Capital Guardian component returned 6.9%, and the FI Value Leaders component returned 8.1%.

For information on the Underlying Portfolios, please see the semiannual report pertaining to each of the Underlying Portfolios.

* The views expressed above are those of the advisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of June 30, 2007

	Zenith Equity Portfolio	S&P 500 Index
6 Months	6.6%	7.0%
1 Year	15.8	20.5
5 Years	10.5	10.7
10 Years	6.4	7.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2007

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity Portfolio, (Class A)	33.5%
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	33.4%
Metropolitan Series Fund, Inc.—FI Value Leaders Portfolio, (Class A)	33.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses paid during period* January 1, 2007 to June 30, 2007
Zenith Equity(a)	Actual	0.71%	$1,000.00	$1,066.40	$3.64
	Hypothetical	0.71%	$1,000.00	$1,021.23	$3.56

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Zenith Equity Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of June 30, 2007 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Investment Companies—100.0%
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity Portfolio, (Class A)	23,396,529	$311,407,804
Metropolitan Series Fund, Inc.—FI Value Leaders Portfolio, (Class A)	1,507,856	306,954,245
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	24,205,249	309,585,130

Total Mutual Funds (Identified Cost $723,889,949)		927,947,179

Total Investments—100.0% (Identified Cost $723,889,949) (a)		927,947,179
Other assets less liabilities		(104,085)

Total Net Assets—100%		$927,843,094

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2007 was $723,889,949 and the composition of unrealized appreciation of investment securities was $204,057,230.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets & Liabilities

June 30, 2007 (Unaudited)

Assets
Investments at value		$927,947,179
Cash		111
Receivable for:
Securities sold		1,032,635
Fund shares sold		127,872

Total Assets		929,107,797
Liabilities
Payable for:
Fund shares redeemed	$1,160,507
Accrued expenses:
Deferred directors’ fees	86,387
Other expenses	17,809

Total Liabilities		1,264,703

Net Assets		$927,843,094

Net assets consists of:
Capital paid in		$729,234,524
Undistributed net investment income		5,641,608
Accumulated net realized losses		(11,090,268)
Unrealized appreciation on investments		204,057,230

Net Assets		$927,843,094

Computation of offering price:
Class A
Net asset value and redemption price per share ($927,843,094 divided by 1,952,906 shares outstanding)		$475.11

Identified cost of investments		$723,889,949

Statement of Operations

Six months ended June 30, 2007 (Unaudited)

Investment Income
Dividends from underlying Portfolios		$5,755,477
Interest		111

		5,755,588
Expenses
Directors’ fees and expenses	$5,543
Custodian	15,635
Audit and tax services	9,096
Legal	5,583
Miscellaneous	6,130

Total expenses		41,987

Net Investment Income		5,713,601

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	21,262,096
Capital gain distributions from Underlying Portfolios	57,453,234	78,715,330

Unrealized depreciation on:
Investments—net		(24,271,709)

Net gain		54,443,621

Net Increase in Net Assets From Operations		$60,157,222

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2007	Year ended December 31, 2006
From Operations
Net investment income	$5,713,601	$6,930,597
Net realized gain	78,715,330	49,310,064
Unrealized appreciation (depreciation)	(24,271,709)	19,077,888

Increase in net assets from operations	60,157,222	75,318,549

From Distributions to Shareholders
Net Investment Income	(6,947,399)	(5,148,684)

Total distributions	(6,947,399)	(5,148,684)

Decrease in net assets from capital share transactions	(63,341,271)	(129,049,996)

Total decrease in net assets	(10,131,448)	(58,880,131)

Net Assets
Beginning of the period	937,974,542	996,854,673

End of the period	$927,843,094	$937,974,542

Undistributed Net Investment Income
End of the period	$5,641,608	$6,875,406

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2007		Year ended December 31, 2006
	Shares	$	Shares	$
Sales	109,408	$50,690,010	239,084	$101,838,553
Reinvestments	14,827	6,947,399	11,885	5,148,684
Redemptions	(261,053)	(120,978,680)	(553,641)	(236,037,233)

Net decrease	(136,818)	$(63,341,271)	(302,672)	$(129,049,996)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Zentih Equity Portfolio

Financial Highlights (Unaudited)

	Six months ended June 30, 2007		Year ended December 31,
			2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$448.85		$416.68	$381.97	$345.68	$263.54	$338.82

Income From Investment Operations
Net investment income	5.71	(e)	3.40	2.29	3.44	1.57	0.79
Net realized and unrealized gain (loss) of investments	24.04	(e)	31.01	35.94	34.45	81.36	(75.01)

Total from investment operations	29.75		34.41	38.23	37.89	82.93	(74.22)

Less Distributions
Distributions from net investment income	(3.49)		(2.24)	(3.52)	(1.60)	(0.79)	(1.06)

Total distributions	(3.49)		(2.24)	(3.52)	(1.60)	(0.79)	(1.06)

Net Asset Value, End of Period	$475.11		$448.85	$416.68	$381.97	$345.68	$263.54

Total Return (%)	6.6	(a)	8.3	10.2	11.0	31.5	(22.0)
Ratio of operating expenses to average net assets (%)	0.01	(b)(d)	0.01 (d)	0.01 (d)	0.01 (d)	0.01 (d)	0.26
Ratio of operating expenses to average net assets before expense reductions (%)	N/A		N/A	N/A	N/A	N/A	0.26
Ratio of operating expenses to average net assets after expense reductions (%) (c)	N/A		N/A	N/A	N/A	N/A	0.25
Ratio of net investment income to average net assets (%)	1.24	(b)	0.72	0.52	0.91	0.50	0.23
Portfolio turnover rate (%)	16	(b)	6	5	4	6	302
Net assets, end of period (000)	$927,843		$937,975	$996,855	$1,029,383	$1,042,983	$888,712

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Per share amounts are based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Zenith Equity Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are Series of the Fund will use fair value pricing in the circumstances and manner described below.

The Underlying Portfolios are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-9

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolios value their securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolios value their securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolios may frequently value many of the Underlying Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Asset Allocation Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Expiring 12/31/09	Total
$14,363,795	$67,660,400	$82,024,195

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$5,148,684	$9,105,003	$—	$—	$—	$—	$5,148,684	$9,105,003

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$6,931,793	$—	$220,547,536	$(82,024,195)	$145,455,134

MSF-10

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Underlying Portfolio trades are directed to brokers who paid a portion of the Underlying Portfolio’s expenses.

3.	PURCHASES AND SALES:

For the six months ended June 30, 2007, purchases and sales of Underlying Portfolios by the Zenith Equity Portfolio were $76,550,712 and $83,690,614, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Asset Allocation Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American Life Insurance Company (“General American”) with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. The SEC had commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under SEC procedures, General American had an opportunity to respond and did respond to the SEC staff before the staff made a formal recommendation regarding whether the action alleging violations of U.S. securities laws should be considered. In settling this matter with the SEC, General American consented to the SEC’s order, without admitting or denying the findings. The Company has been fully cooperating with regard to these information requests and investigations relating to market timing and late trading. The Company at the present time is not aware of any systematic problems with respect to such matters that may have a material adverse effect on the Company’s consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolio adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Portfolio’s financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2007 (Unaudited)—(Continued)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

7.	OTHER:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2007 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities during the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/30/2006	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 06/30/2007
MSF—Capital Guardian U.S. Equity	23,400,657	1,828,829	1,832,957	23,396,529
MSF—FI Value Leaders	1,506,632	162,212	160,988	1,507,856
MSF—Jennison Growth	24,622,035	1,571,361	1,988,147	24,205,249

Underlying Portfolio (Class A)	Realized Gain during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 06/30/2007
MSF—Capital Guardian U.S. Equity	$6,107,925	$18,464,868	$1,484,386	$311,407,804
MSF—FI Value Leaders	9,456,154	27,767,396	2,933,025	306,954,245
MSF—Jennison Growth	5,698,014	11,220,971	1,338,066	309,585,130

MSF-12

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-13

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in reports to Shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

    (2) Certifications required by Rule 30a-2(a) under the Act.

    (3) Not applicable.

(b)     Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth Forget
Title:	President
Date:	August 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth Forget
Title:	President
Date:	August 21, 2007

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	August 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth Forget
Title:	President
Date:	August 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth Forget
Title:	President
Date:	August 21 , 2007

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	August 21, 2007

EXHIBIT LIST

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act